      Filed with the Securities and Exchange Commission on April 17, 2009

        Registration No. 333-71834 Investment Company Act No. 811-5438
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 38

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 179

                               -----------------

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)

                               -----------------

                    JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                               -----------------

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        One Corporate Drive, Shelton, Connecticut 06484 (203) 402-1233

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[ ]immediately upon filing pursuant to paragraph (b) of Rule 485

[X]on May 1, 2009 pursuant to paragraph (b) of Rule 485

[ ]60 days after filing pursuant to paragraph (a) (i) of Rule 485

[ ]on ______ pursuant to paragraph (a) (i) of Rule 485

[ ]75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[ ]on ______ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 ADVANCED SERIES ADVISOR/SM/ PLAN III ("ASAP III")/SM/
 ADVANCED SERIES APEX II/SM/ ("APEX II")/SM/
 ADVANCED SERIES XTRA CREDIT/SM/ SIX ("XT6")/SM/
 ADVANCED SERIES LIFEVEST II/SM/ ("ASL II")/SM/

 Flexible Premium Deferred Annuities
 PROSPECTUS: MAY 1, 2009

 This prospectus describes four different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by Prudential Annuities Life Assurance Corporation ("Prudential Annuities/SM/", "we", "our", or "us"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix F entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not offer all the Annuities described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix H. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the XT6 Annuity grants credits with respect to your Purchase Payments, the expenses of the XT6 Annuity may be higher than expenses for an Annuity without a credit. In addition, the amount of the credits that you receive under the XT6 Annuity may be more than offset by the additional fees and charges associated with the credit.

 THE SUB-ACCOUNTS

 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Prudential Annuities Life Assurance Corporation Variable Account B is a separate account of Prudential Annuities, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the following underlying mutual funds are being offered: INVESCO AIM Advisors, Inc., Advanced Series Trust, Evergreen Variable Annuity Trust, First Defined Portfolio Fund, LLC, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, Franklin Templeton Variable Insurance Products Trust and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ADVANCED SERIES ADVISOR PLAN III/SM/, APEX II(R), XTRA CREDIT(R) AND LIFEVEST(R)II ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.
--------------------------------------------------------------------------------

                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


              Prospectus Dated: May 1,   Statement of Additional
              2009                            Information Dated:
                                                     May 1, 2009
              COREPROS                       ASAP3SAI, APEX2SAI,
                                                 XT6SAI, ASL2SAI

  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

      (Certain investment options may not be available with your Annuity)

 Advanced Series Trust

   AST Academic Strategies Asset Allocation

   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth
   AST Balanced Asset Allocation
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Capital Growth Asset Allocation


   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation

   AST Cohen & Steers Realty

   AST DeAM Large-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target

   AST Focus Four Plus

   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth

   AST Neuberger Berman/LSV Mid-Cap Value

   AST Neuberger Berman Small-Cap Growth
   AST Niemann Capital Growth Asset Allocation
   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST UBS Dynamic Alpha

   AST Western Asset Core Plus Bond


 AIM Variable Insurance Funds

   AIM V.I. Dynamics Fund -- Series I shares
   AIM V.I. Financial Services Fund -- Series I shares
   AIM V.I. Global Health Care Fund -- Series I shares
   AIM V.I. Technology Fund -- Series I shares

 Evergreen Variable Annuity Trust
   Growth
   International Equity
   Omega

 First Defined Portfolio Fund, LLC
   First Trust(R) Target Focus Four
   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP

   The Dow(R) DART 10

   The Dow(R) Target Dividend


   Value Line(R) Target 25

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

 Nationwide Variable Insurance Trust
   Gartmore NVIT Developing Markets Fund


 ProFunds VP

   Access VP High Yield
   Asia 30
   Banks
   Basic Materials
   Bear
   Biotechnology
   Bull
   Consumer Goods
   Consumer Services
   Europe 30
   Financials
   Health Care
   Industrials
   Internet
   Japan
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Oil & Gas
   NASDAQ-100
   Pharmaceuticals
   Precious Metals
   Real Estate
   Rising Rates Opportunity
   Semiconductor
   Short Mid-Cap
   Short NASDAQ-100
   Short Small-Cap
   Small-Cap Growth
   Small-Cap Value
   Technology
   Telecommunications
   U.S. Government Plus
   UltraBull
   UltraMid-Cap
   UltraNASDAQ-100
   UltraSmall-Cap
   Utilities

 The Prudential Series Fund
   *SP International Growth

 Wells Fargo Variable Trust
   Wells Fargo Advantage VT Equity Income


 *  no longer offered.

                                   CONTENTS



GLOSSARY OF TERMS.....................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  4

EXPENSE EXAMPLES...................................................................... 17

SUMMARY............................................................................... 19

INVESTMENT OPTIONS.................................................................... 24

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 24
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 46

FEES AND CHARGES...................................................................... 48

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 48
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 50
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 50
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 50

PURCHASING YOUR ANNUITY............................................................... 51

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 51

MANAGING YOUR ANNUITY................................................................. 53

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 53
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 53
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 54
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 54
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 54

MANAGING YOUR ACCOUNT VALUE........................................................... 55

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 55
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?.......... 55
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II
   ANNUITIES?......................................................................... 55
 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?...................................... 56
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?...................... 56
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 57
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 59
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 61
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 61
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 61
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 62
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 62
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 63
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 63
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 64
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 65

ACCESS TO ACCOUNT VALUE............................................................... 66

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 66
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?........................................ 66
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 66
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 67
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 67
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72 (t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 67
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.......... 67
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 68
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 68
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?......................................... 68
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?................................. 69
 HOW ARE ANNUITY PAYMENTS CALCULATED?................................................. 70


                                      (i)


LIVING BENEFITS.............................................................................  71

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?...............................................................................  71
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)...........................................  72
 GUARANTEED RETURN OPTION (GRO)(R)..........................................................  76
 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)/SM/.................................  79
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/....................................  83
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)...............................................  87
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  90
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/.......................................  94
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/.......................  99
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/........... 102
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)/SM/......... 110
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)/SM/............................................................................... 121
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 131
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 144

DEATH BENEFIT............................................................................... 154

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 154
 BASIC DEATH BENEFIT........................................................................ 154
 OPTIONAL DEATH BENEFITS.................................................................... 154
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS...................................................... 159
 PAYMENT OF DEATH BENEFITS.................................................................. 159

VALUING YOUR INVESTMENT..................................................................... 163

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 163
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 163
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 163
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 163
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 163
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 165

TAX CONSIDERATIONS.......................................................................... 166

GENERAL INFORMATION......................................................................... 175

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 175
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 175
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 175
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 177
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 178
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 181
 FINANCIAL STATEMENTS....................................................................... 181
 HOW TO CONTACT US.......................................................................... 181
 INDEMNIFICATION............................................................................ 182
 LEGAL PROCEEDINGS.......................................................................... 182
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 183

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - PLUS40/TM/ OPTIONAL LIFE INSURANCE RIDER....................................... C-1

APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS............................ D-1

APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
  BENEFITS.................................................................................. E-1

APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU............................ F-1

APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... G-1

APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT......... H-1


                                     (ii)


APPENDIX I - FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO...................... I-1

APPENDIX J - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY
  LIFETIME SEVEN.................................................................... J-1

APPENDIX K - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT...................................... K-1

APPENDIX L - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... L-1

APPENDIX M - FORMULA UNDER GRO PLUS................................................. M-1

APPENDIX N - FORMULA UNDER GRO...................................................... N-1


                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted purchase payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.


 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.


 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Beneficiary Annuity: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.


 Benefit Fixed Rate Account: A fixed investment option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.


 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among ASAP III, APEX II and XT6. There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


 DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment.

 Enhanced Beneficiary Protection Death Benefit: An Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.


 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation's maturity (MVA Fixed Allocation). We also offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any market value adjustment. You may participate in a dollar cost averaging program outside of the 6 or 12 Month DCA Program, where the source of the funds to be transferred is a Fixed Allocation.


 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 Guaranteed Minimum Withdrawal Benefit (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


 Guaranteed Return Option Plus/SM/ (GRO Plus)/SM//Guaranteed Return Option Plus 2008/SM/ (GRO Plus 2008)/SM// Guaranteed Return Option (GRO)/(R)//Highest Daily Guaranteed Return Option (Highest Daily GRO)/SM/: Each of GRO Plus, GRO Plus 2008, GRO, and Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program.


 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 Highest Daily Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.


 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.


 Highest Daily Lifetime 7 Plus/SM/ Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.



 Highest Daily Value Death Benefit ("HDV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 Interim Value: The value of the MVA Fixed Allocations on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of a MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Spousal Highest Daily Lifetime 7 Plus/SM/ Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.


 Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation. No CDSC applies to the ASL II Annuity.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                         -----------------------------
                         TRANSACTION FEES AND CHARGES
                         -----------------------------

            -------------------------------------------------------
            CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY/ 1/
            -------------------------------------------------------

                                    ASAP III

             Yr.1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             -----------------------------------------------------
             7.5% 7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             -----------------------------------------------------

                                    APEX II

                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------

                                      XT6
 For Annuities issued prior to November 20, 2006, the following schedule applies:

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------


 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies


      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------

                                     ASL II
                       There is no CDSC for this Annuity

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.




       -----------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
       -----------------------------------------------------------------
          FEE/CHARGE      ASAP III    APEX II      ASL II       XT6
       -----------------------------------------------------------------
       Transfer Fee /1/
       Maximum             $15.00     $15.00      $15.00       $15.00
       Current             $10.00      $10.00      $10.00      $10.00
       -----------------------------------------------------------------
       Tax Charge        0% to 3.5%  0% to 3.5%  0% to 3.5%  0% to 3.5%
       (current) /2/
       -----------------------------------------------------------------


 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.


------------------------------------------------------------------------------------------------------------------------
                                               PERIODIC FEES AND CHARGES

                                            (assessed against each Annuity)
------------------------------------------------------------------------------------------------------------------------
      FEE/CHARGE                ASAP III                APEX II                  ASL II                   XT6
Annual Maintenance       Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
Fee /1/                    Account Value /2/       Account Value /2/       Account Value /2/         Account Value
                         -----------------------------------------------------------------------------------------------
  Beneficiary
  Continuation           Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  Option Only                Account Value           Account Value           Account Value           Account Value
------------------------------------------------------------------------------------------------------------------------
                                      ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /3/
                        (assessed as a percentage of the daily net assets of the Sub-accounts )
------------------------------------------------------------------------------------------------------------------------
      FEE/CHARGE
Mortality & Expense              0.50%                   1.50%                   1.50%                   0.50%
Risk Charge /4/
------------------------------------------------------------------------------------------------------------------------
Administration                   0.15%                   0.15%                   0.15%                   0.15%
Charge /4/
------------------------------------------------------------------------------------------------------------------------
Distribution Charge /5/     0.60% in Annuity              N/A                     N/A               1.00% in Annuity
                               Years 1-8                                                               Years 1-10
------------------------------------------------------------------------------------------------------------------------
Settlement Service         1.40% (qualified);      1.40% (qualified);      1.40% (qualified);      1.40% (qualified);
Charge /6/               1.00% (non-qualified)   1.00% (non-qualified)   1.00% (non-qualified)   1.00% (non-qualified)
------------------------------------------------------------------------------------------------------------------------
Total Annual Charges        1.25% in Annuity             1.65%                   1.65%              1.65% in Annuity
of the Sub-accounts            Years 1-8;                                                             Years 1-10;
(excluding settlement       0.65% in Annuity                                                        0.65% in Annuity
service charge)            Years 9 and later                                                       Years 11 and later
------------------------------------------------------------------------------------------------------------------------



 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6.

 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


---------------------------------------------------------------------------------------------------------------
                               YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                  OPTIONAL            TOTAL        TOTAL        TOTAL      TOTAL
                                          BENEFIT FEE/         ANNUAL        ANNUAL      ANNUAL      ANNUAL
                                             CHARGE          CHARGE/ 2/    CHARGE/ 2/   CHARGE/ 2/  CHARGE /2/
                                       (as a percentage of   for ASAP III  for APEX II  for ASL II  for XT6
                                         Sub-account net
                                         assets, unless
                                       otherwise indicated)
---------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO)/GRO
PLUS
Maximum Charge /3/                           0.75%             2.00%         2.40%       2.40%       2.40%
Current Charge                               0.25%             1.50%         1.90%       1.90%       1.90%
---------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN PLUS OPTION 2008
(GRO Plus 2008)
Maximum Charge /3/                           0.75%             2.00%         2.40%       2.40%       2.40%
Current charge                               0.60%             1.85%         2.25%       2.25%       2.25%
(if elected on or after May 1, 2009)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
Maximum Charge /3/                           0.75%             2.00%         2.40%       2.40%       2.40%
Current charge                               0.60%             1.85%         2.25%       2.25%       2.25%
(if elected on or after May 1, 2009)
---------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
(GMWB)
Maximum Charge /3/                           1.00%             2.25%         2.65%       2.65%       2.65%
Current Charge                               0.35%             1.60%         2.00%       2.00%       2.00%
---------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)
Maximum Charge /3/                        1.00% of PIV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              1.00% of      1.00% of    1.00% of    1.00% of
                                                                PIV           PIV         PIV         PIV
Current Charge                            0.50% of PIV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              0.50% of      0.50% of    0.50% of    0.50% of
                                                                PIV           PIV         PIV         PIV
---------------------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT
Maximum Charge /3/                           1.50%             2.75%         3.15%       3.15%       3.15%
Current Charge                               0.60%             1.85%         2.25%       2.25%       2.25%
---------------------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge /3/                           1.50%             2.75%         3.15%       3.15%       3.15%
Current Charge                               0.75%             2.00%         2.40%       2.40%       2.40%
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT
Maximum Charge /3/                           1.50%             2.75%         3.15%       3.15%       3.15%
Current Charge                               0.60%             1.85%         2.25%       2.25%       2.25%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                               YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                  OPTIONAL            TOTAL        TOTAL        TOTAL      TOTAL
                                          BENEFIT FEE/         ANNUAL        ANNUAL      ANNUAL      ANNUAL
                                             CHARGE          CHARGE/ 2/    CHARGE/ 2/   CHARGE/ 2/  CHARGE /2/
                                       (as a percentage of   for ASAP III  for APEX II  for ASL II  for XT6
                                         Sub-account net
                                         assets, unless
                                       otherwise indicated)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT
Maximum Charge /3/                        1.50% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              1.50% of      1.50% of    1.50% of    1.50% of
                                                                PWV           PWV         PWV         PWV
Current Charge                            0.60% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              0.60% of      0.60% of    0.60% of    0.60% of
                                                                PWV           PWV         PWV         PWV
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
BENEFICIARY INCOME OPTION (BIO)
Maximum Charge /3/                        2.00% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              2.00% of      2.00% of    2.00% of    2.00% of
                                                                PWV           PWV         PWV         PWV
Current Charge                            0.95% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              0.95% of      0.95% of    0.95% of    0.95% of
                                                                PWV           PWV         PWV         PWV
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge /3/                        2.00% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              2.00% of      2.00% of    2.00% of    2.00% of
                                                                PWV           PWV         PWV         PWV
Current Charge                            0.95% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              0.95% of      0.95% of    0.95% of    0.95% of
                                                                PWV           PWV         PWV         PWV
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT
Maximum Charge /3/                        1.50% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              1.50% of      1.50% of    1.50% of    1.50% of
                                                                PWV           PWV         PWV         PWV
Current Charge                            0.75% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              0.75% of      0.75% of    0.75% of    0.75% of
                                                                PWV           PWV         PWV         PWV
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
WITH BENEFICIARY INCOME BENEFIT (BIO)
Maximum Charge /3/                        2.00% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              2.00% of      2.00% of    2.00% of    2.00% of
                                                                PWV           PWV         PWV         PWV
Current Charge                            0.95% of PWV        1.25% +       1.65% +     1.65% +     1.65% +
                                                              0.95% of      0.95% of    0.95% of    0.95% of
                                                                PWV           PWV         PWV         PWV
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                      YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-----------------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                  OPTIONAL            TOTAL         TOTAL           TOTAL         TOTAL
                                          BENEFIT FEE/         ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                             CHARGE          CHARGE /2/     CHARGE /2/     CHARGE /2/     CHARGE /2/
                                       (as a percentage of  for ASAP III    for APEX II    for ASL II      for XT6
                                        Sub-account net
                                         assets, unless
                                           otherwise
                                           indicated)
-----------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge /3/                           1.50%          1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
Current Charge                               0.75%          1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
-----------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
BENEFICIARY INCOME OPTION (BIO)
Maximum Charge /3/                           2.00%          1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
Current Charge                               1.10%          1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
-----------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge /3/                           2.00%          1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
Current Charge                               1.10%          1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
-----------------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge /3/                           1.50%          1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
Current Charge                               0.90%          1.25% + 0.90%  1.65% + 0.90%  1.65% + 0.90%  1.65% + 0.90%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                      YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-----------------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                  OPTIONAL            TOTAL         TOTAL           TOTAL         TOTAL
                                          BENEFIT FEE/         ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                             CHARGE          CHARGE /2/     CHARGE /2/     CHARGE /2/     CHARGE /2/
                                       (as a percentage of  for ASAP III    for APEX II    for ASL II      for XT6
                                        Sub-account net
                                         assets, unless
                                           otherwise
                                           indicated)
-----------------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION (BIO)
Maximum Charge /3/                           2.00%          1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
Current Charge                               1.10%          1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
                                          greater of         greater of     greater of     greater of     greater of
                                         Account Value      Account Value  Account Value  Account Value  Account Value
                                            and PWV            and PWV        and PWV        and PWV        and PWV
-----------------------------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH        0.25%              1.50%          1.90%          1.90%          1.90%
BENEFIT
Current and Maximum Charge/ 4/
-----------------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV")
Current and Maximum Charge/ 4/               0.40%              1.65%          2.05%          2.05%          2.05%
(if elected on or after May 1, 2009)
-----------------------------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
Current and Maximum Charge/ 4/               0.80%              2.05%          2.45%          2.45%          2.45%
(if elected on or after May 1, 2009)
-----------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT
("HDV") Current and Maximum Charge/ 4/       0.50%              1.75%          2.15%          2.15%          2.15%
-----------------------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
-----------------------------------------------------------------------------------------------------------------------


 How Charge is Determined


 1 Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

    GRO Plus 2008: Charge for the benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elect the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity Years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The current charge is .35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity years 1-8 and 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.

    Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.
    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For ASAP III, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For XT6, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

    Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections. Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For APEX II and ASL II, 2.40% total annual charge applies in all Annuity years, and for XT6, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections.
    Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.60% for HD7 is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.60% for HD7 is in addition to 1.65% annual charge. For XT6, 0.60% for HD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Highest Daily Lifetime Seven with BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime Seven with LIA. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Spousal Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For ASAP III, 0.75% for SHD7 is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.75% for SHD7 is in addition to 1.65% annual charge. For XT6, 0.75% for SHD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Spousal Highest Daily Lifetime Seven with BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus with BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Spousal Highest Daily Lifetime 7 Plus with BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

    Highest Anniversary Value Death Benefit. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For APEX II and ASL II, 2.05% total annual charge applies in all Annuity Years, and for XT6, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter.
    Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity Years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For APEX II and ASL II, 2.45% total annual charge applies in all Annuity Years, and for XT6, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter.

    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.

 3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2008. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.62%    2.97%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2008, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



-----------------------------------------------------------------------------------------------
                  UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

      (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------
                                                    For the year ended December 31, 2008
                                              -------------------------------------------------
            UNDERLYING PORTFOLIO                                            Acquired    Total
                                                                            Portfolio  Annual
                                              Management  Other              Fees &   Portfolio
                                                Fee//    Expenses 12b-1 Fee Expenses  Expenses
-----------------------------------------------------------------------------------------------
Advanced Series Trust/1,2,3/
 AST Academic Strategies Asset Allocation/4/    0.72%     0.08%     0.00%     0.74%     1.54%
 AST Advanced Strategies                        0.85%     0.22%     0.00%     0.02%     1.09%
 AST Aggressive Asset Allocation                0.15%     0.05%     0.00%     0.90%     1.10%
 AST AllianceBernstein Core Value               0.75%     0.18%     0.00%     0.00%     0.93%
 AST AllianceBernstein Growth & Income          0.75%     0.13%     0.00%     0.00%     0.88%
 AST American Century Income & Growth/5/        0.75%     0.18%     0.00%     0.00%     0.93%
 AST Balanced Asset Allocation                  0.15%     0.02%     0.00%     0.93%     1.10%
 AST Bond Portfolio 2015/6/                     0.64%     0.26%     0.00%     0.00%     0.90%
 AST Bond Portfolio 2016/6,7/                   0.65%     1.02%     0.00%     0.00%     1.67%
 AST Bond Portfolio 2018/6/                     0.64%     0.35%     0.00%     0.00%     0.99%
 AST Bond Portfolio 2019/6/                     0.64%     0.47%     0.00%     0.00%     1.11%
 AST Bond Portfolio 2020/6,7/                   0.65%     1.02%     0.00%     0.00%     1.67%
 AST Capital Growth Asset Allocation            0.15%     0.01%     0.00%     0.96%     1.12%
 AST CLS Growth Asset Allocation/8/             0.30%     0.20%     0.00%     0.95%     1.45%
 AST CLS Moderate Asset Allocation/8/           0.30%     0.16%     0.00%     0.93%     1.39%
 AST Cohen & Steers Realty Portfolio/5/         1.00%     0.17%     0.00%     0.00%     1.17%
 AST DeAM Large-Cap Value                       0.85%     0.15%     0.00%     0.00%     1.00%
 AST Federated Aggressive Growth                0.95%     0.21%     0.00%     0.00%     1.16%

------------------------------------------------------------------------------------------------------
                     UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

         (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2008
                                                     -------------------------------------------------
               UNDERLYING PORTFOLIO                                                Acquired    Total
                                                                                   Portfolio  Annual
                                                     Management  Other              Fees &   Portfolio
                                                       Fee//    Expenses 12b-1 Fee Expenses  Expenses
------------------------------------------------------------------------------------------------------
Advanced Series Trust continued
 AST First Trust Balanced Target                       0.85%     0.15%     0.00%     0.00%     1.00%
 AST First Trust Capital Appreciation Target           0.85%     0.15%     0.00%     0.00%     1.00%
 AST Focus Four Plus/9/                                0.85%     1.08%     0.00%     0.11%     2.04%
 AST Global Real Estate                                1.00%     0.27%     0.00%     0.00%     1.27%
 AST Goldman Sachs Concentrated Growth                 0.90%     0.14%     0.00%     0.00%     1.04%
 AST Goldman Sachs Mid-Cap Growth                      1.00%     0.18%     0.00%     0.00%     1.18%
 AST Goldman Sachs Small-Cap Value                     0.95%     0.22%     0.00%     0.00%     1.17%
 AST High Yield/5/                                     0.75%     0.18%     0.00%     0.00%     0.93%
 AST Horizon Growth Asset Allocation/10/               0.30%     0.35%     0.00%     0.93%     1.58%
 AST Horizon Moderate Asset Allocation/10/             0.30%     0.28%     0.00%     0.87%     1.45%
 AST International Growth                              1.00%     0.18%     0.00%     0.00%     1.18%
 AST International Value                               1.00%     0.18%     0.00%     0.00%     1.18%
 AST Investment Grade Bond/6/                          0.64%     0.13%     0.00%     0.00%     0.77%
 AST JPMorgan International Equity/5/                  0.89%     0.20%     0.00%     0.00%     1.09%
 AST Large-Cap Value/5/                                0.75%     0.12%     0.00%     0.00%     0.87%
 AST Lord Abbett Bond-Debenture                        0.80%     0.17%     0.00%     0.00%     0.97%
 AST Marsico Capital Growth                            0.90%     0.13%     0.00%     0.00%     1.03%
 AST MFS Global Equity                                 1.00%     0.32%     0.00%     0.00%     1.32%
 AST MFS Growth                                        0.90%     0.15%     0.00%     0.00%     1.05%
 AST Mid-Cap Value                                     0.95%     0.19%     0.00%     0.00%     1.14%
 AST Money Market/5/                                   0.50%     0.12%     0.00%     0.00%     0.62%
 AST Neuberger Berman/LSV Mid-Cap Value                0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Mid-Cap Growth/5/                0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Small-Cap Growth                 0.95%     0.21%     0.00%     0.00%     1.16%
 AST Niemann Capital Growth Asset Allocation/10/       0.30%     0.29%     0.00%     0.87%     1.46%
 AST Parametric Emerging Markets Equity                1.10%     0.53%     0.00%     0.00%     1.63%
 AST PIMCO Limited Maturity Bond                       0.65%     0.15%     0.00%     0.00%     0.80%
 AST PIMCO Total Return Bond                           0.65%     0.13%     0.00%     0.00%     0.78%
 AST Preservation Asset Allocation                     0.15%     0.02%     0.00%     0.87%     1.04%
 AST QMA US Equity Alpha/11/                           1.00%     0.57%     0.00%     0.00%     1.57%
 AST Schroders Multi-Asset World Strategies            1.10%     0.35%     0.00%     0.00%     1.45%
 AST Small-Cap Growth                                  0.90%     0.22%     0.00%     0.00%     1.12%
 AST Small-Cap Value                                   0.90%     0.18%     0.00%     0.00%     1.08%
 AST T. Rowe Price Asset Allocation                    0.85%     0.15%     0.00%     0.00%     1.00%
 AST T. Rowe Price Global Bond                         0.80%     0.19%     0.00%     0.00%     0.99%
 AST T. Rowe Price Large-Cap Growth                    0.88%     0.13%     0.00%     0.00%     1.01%
 AST T. Rowe Price Natural Resources Portfolio         0.90%     0.14%     0.00%     0.00%     1.04%
 AST UBS Dynamic Alpha                                 1.00%     0.16%     0.00%     0.00%     1.16%
 AST Western Asset Core Plus Bond                      0.70%     0.14%     0.00%     0.00%     0.84%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds/12/
 AIM V.I. Dynamics Fund - Series I shares              0.75%     0.47%     0.00%     0.00%     1.22%
 AIM V.I. Financial Services Fund - Series I shares    0.75%     0.48%     0.00%     0.01%     1.24%
 AIM V.I. Global Health Care Fund - Series I shares    0.75%     0.38%     0.00%     0.01%     1.14%
 AIM V.I. Technology Fund - Series I shares            0.75%     0.41%     0.00%     0.01%     1.17%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust/13/
 Growth                                                0.70%     0.24%     0.00%     0.01%     0.95%
 International Equity                                  0.42%     0.25%     0.00%     0.00%     0.67%
 Omega                                                 0.52%     0.20%     0.00%     0.00%     0.72%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

            (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------
                                                                For the year ended December 31, 2008
                                                          -------------------------------------------------
                  UNDERLYING PORTFOLIO                                                  Acquired    Total
                                                                                        Portfolio  Annual
                                                          Management  Other              Fees &   Portfolio
                                                            Fee//    Expenses 12b-1 Fee Expenses  Expenses
-----------------------------------------------------------------------------------------------------------
First Defined Portfolio Fund, LLC
 First Trust Target Focus Four                              0.60%     2.12%     0.25%     0.00%     2.97%
 Global Dividend Target 15                                  0.60%     0.68%     0.25%     0.00%     1.53%
 NASDAQ(R) Target 15                                        0.60%     1.28%     0.25%     0.00%     2.13%
 S&P(R) Target 24                                           0.60%     0.98%     0.25%     0.00%     1.83%
 Target Managed VIP                                         0.60%     0.66%     0.25%     0.00%     1.51%
 The Dow(R) DART 10                                         0.60%     0.96%     0.25%     0.00%     1.81%
 The Dow(R) Target Dividend                                 0.60%     0.62%     0.25%     0.00%     1.47%
 Value Line(R) Target 25                                    0.60%     0.66%     0.25%     0.00%     1.51%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust/14/
 Franklin Templeton VIP Founding Funds Allocation Fund      0.00%     0.13%     0.00%     0.65%     0.78%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Nationwide Variable Insurance Trust
 Gartmore NVIT Developing Markets/15/                       0.95%     0.21%     0.25%      N/A      1.41%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
ProFunds VP/16/
 Access VP High Yield                                       0.75%     0.75%     0.25%     0.00%     1.75%
 Asia 30                                                    0.75%     0.67%     0.25%     0.00%     1.67%
 Banks                                                      0.75%     0.86%     0.25%     0.00%     1.86%
 Basic Materials                                            0.75%     0.71%     0.25%     0.00%     1.71%
 Bear                                                       0.75%     0.70%     0.25%     0.00%     1.70%
 Biotechnology                                              0.75%     0.74%     0.25%     0.00%     1.74%
 Bull                                                       0.75%     0.71%     0.25%     0.00%     1.71%
 Consumer Goods                                             0.75%     0.92%     0.25%     0.00%     1.92%
 Consumer Services                                          0.75%     1.49%     0.25%     0.00%     2.49%
 Europe 30                                                  0.75%     0.68%     0.25%     0.00%     1.68%
 Financials                                                 0.75%     0.83%     0.25%     0.00%     1.83%
 Health Care                                                0.75%     0.74%     0.25%     0.00%     1.74%
 Industrials                                                0.75%     0.87%     0.25%     0.00%     1.87%
 Internet                                                   0.75%     0.77%     0.25%     0.00%     1.77%
 Japan                                                      0.75%     0.70%     0.25%     0.00%     1.70%
 Large-Cap Growth                                           0.75%     0.75%     0.25%     0.00%     1.75%
 Large-Cap Value                                            0.75%     0.80%     0.25%     0.00%     1.80%
 Mid-Cap Growth                                             0.75%     0.77%     0.25%     0.00%     1.77%
 Mid-Cap Value                                              0.75%     0.77%     0.25%     0.00%     1.77%
 NASDAQ-100                                                 0.75%     0.74%     0.25%     0.00%     1.74%
 Oil & Gas                                                  0.75%     0.71%     0.25%     0.00%     1.71%
 Pharmaceuticals                                            0.75%     0.75%     0.25%     0.00%     1.75%
 Precious Metals                                            0.75%     0.69%     0.25%     0.00%     1.69%
 Real Estate                                                0.75%     0.77%     0.25%     0.00%     1.77%
 Rising Rates Opportunity                                   0.75%     0.66%     0.25%     0.00%     1.66%
 Semiconductor                                              0.75%     0.94%     0.25%     0.00%     1.94%
 Short Mid-Cap                                              0.75%     0.71%     0.25%     0.00%     1.71%
 Short NASDAQ-100                                           0.75%     0.74%     0.25%     0.00%     1.74%
 Short Small-Cap                                            0.75%     0.69%     0.25%     0.00%     1.69%
 Small-Cap Growth                                           0.75%     0.82%     0.25%     0.00%     1.82%
 Small-Cap Value                                            0.75%     0.91%     0.25%     0.00%     1.91%
 Technology                                                 0.75%     0.73%     0.25%     0.00%     1.73%
 Telecommunications                                         0.75%     0.77%     0.25%     0.00%     1.77%
 U.S. Government Plus                                       0.50%     0.68%     0.25%     0.00%     1.43%
 UltraBull                                                  0.75%     0.79%     0.25%     0.00%     1.79%

-----------------------------------------------------------------------------------------------
                  UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

      (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------
                                                    For the year ended December 31, 2008
                                              -------------------------------------------------
            UNDERLYING PORTFOLIO                                            Acquired    Total
                                                                            Portfolio  Annual
                                              Management  Other              Fees &   Portfolio
                                                Fee//    Expenses 12b-1 Fee Expenses  Expenses
-----------------------------------------------------------------------------------------------
ProFunds VP continued
 UltraMid-Cap                                   0.75%     0.75%     0.25%     0.00%     1.75%
 UltraNASDAQ-100                                0.75%     0.75%     0.25%     0.00%     1.75%
 UltraSmall-Cap                                 0.75%     0.81%     0.25%     0.00%     1.81%
 Utilities                                      0.75%     0.73%     0.25%     0.00%     1.73%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
The Prudential Series Fund
 SP International Growth Portfolio              0.85%     0.29%     0.25%        --     1.39%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Wells Fargo Variable Trust/17/
 Wells Fargo Advantage VT Equity Income Fund    0.55%     0.24%     0.25%     0.00%     1.04%



 1 Advanced Series Trust: Share of the Portfolios are generally purchased through variable insurance products. The Advanced Series Trust (the "Trust") has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust (except as noted below), Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below.



       Average Daily Net Assets of Portfolio         Fee Rate Including Waiver
 ------------------------------------------------------------------------------
 Up to and including $500 million                       0.10% (no waiver)
 ------------------------------------------------------------------------------
 Over $500 million up to and including $750 million           0.09%
 ------------------------------------------------------------------------------
 Over $750 million up to and including $1 billion             0.08%
 ------------------------------------------------------------------------------
 Over $1 billion                                              0.07%
 ------------------------------------------------------------------------------



    The administrative services fee is not waived in the case of the Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios. The Dynamic Asset Allocation Portfolios are AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, and AST Preservation Asset Allocation. The Tactical Asset Allocation Portfolios are AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.

    The Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios are "fund of funds" which means each of these Portfolios invests primarily or exclusively in one or more mutual funds, referred to here as "Underlying Portfolios". A Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Portfolios. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. The AST Focus Four Plus Portfolio is not directly subject to the administrative services fee to the extent it invests in the Core Plus Bond Portfolio or any other Trust Portfolio. The AST Academic Strategies Portfolio is not directly subject to the administrative services fee to the extent it invests in any other Trust Portfolio. In determining the administrative services fee, only assets of a Tactical Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio, and AST Focus Four Plus Portfolio that are not invested in Underlying Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Portfolio paying higher administrative services fees than if all of the assets of the Portfolio were counted for purposes of computing the relevant administrative services fee breakpoints. The Underlying Portfolios in which the Dynamic Asset Allocation Portfolios, Tactical Asset Allocation Portfolios, and AST Academic Strategies Asset Allocation Portfolio invest, however, will be subject to the administrative services fee.
 2 Some of the Portfolios invest in other investment companies (the "Acquired Portfolios"). For example, each Dynamic and Tactical Asset Allocation Portfolio invests in shares of other Portfolios of the Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2008. The Dynamic Asset Allocation Portfolios and AST Focus Four Plus Portfolio do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios in the prospectus for the Trust.
 3 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

 4 Academic Strategies Asset Allocation Portfolio: The only investment management fee to be paid directly to the Investment Managers by the Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in portfolios of the Trust (referred to here as "Underlying Trust Funds") under normal circumstances, the Academic Strategies Asset Allocation Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds. To the extent that the other Asset Allocation Portfolios invest their assets in Underlying Trust Funds, such Asset Allocation Portfolios will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.

    The Academic Strategies Asset Allocation Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds. The Underlying Trust Funds in which the Academic Strategies Asset Allocation Portfolio invests, however, will be subject to the administrative services fee.

    The Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Asset Allocation Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Asset Allocation Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Asset Allocation Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Asset Allocation Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Asset Allocation Portfolio's actual "Acquired Portfolio Fees and Expenses" may be higher than 0.685% of the Portfolio's average daily net assets on an annualized basis. These arrangements relating to the Portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

    The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Academic Strategies Asset Allocation Portfolio's first year of operations (i.e., July 21, 2008 through July 20,
    2009)
 5 Effective as of July 1, 2008, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.



               Portfolio                Fee Waiver and/or Expense Limitation
  ---------------------------------------------------------------------------
  AST Large-Cap Value                                  0.84%
  ---------------------------------------------------------------------------
  AST Cohen & Steers Realty                            0.97%
  ---------------------------------------------------------------------------
  AST American Century Income & Growth                 0.87%
  ---------------------------------------------------------------------------
  AST High Yield                                       0.88%
  ---------------------------------------------------------------------------
  AST Money Market                                     0.56%
  ---------------------------------------------------------------------------
  AST JPMorgan International Equity                    1.01%
  ---------------------------------------------------------------------------
  AST Neuberger Berman Mid-Cap Growth                  1.25%
  ---------------------------------------------------------------------------



 6 With respect to each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolios so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2009. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 7 AST Bond Portfolio 2016 and AST Bond Portfolio 2020 are based on estimated expenses for 2009 at an estimated asset level.
 8 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $200 million.
 9 The Investment Managers have contractually agreed to waive their investment management fees on AST Focus Four Plus Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio through May 1, 2010. Under normal circumstances, the Portfolio invests approximately 25% of its assets in the AST Western Asset Core Plus Bond Portfolio. Assuming a contractual fee waiver of 0.21% (i.e., 25% of the Portfolio's contractual investment management fee of 0.85%), the annualized operating expense ratio of the Portfolio would be reduced from 2.04% to 1.83%.
 10 The Investment Managers also have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $750 million. All of these arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 11 With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.

 12 Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.93% of average daily net assets.
 13 The Total fees in the table above include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies (each, an Acquired Fund). The Total ratio of expenses to net assets excludes expense reductions. Includes voluntary fee waivers and/or reimbursements. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.
 14 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the acquired fund in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.
 15 Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on September 18, 2008. Under no circumstances, during a six-month transition period, as described on page 6 of Fund prospectus, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.
 16 Other Expenses and Total Annual Portfolio Operating Expenses, which are as of December 31, 2008, have been restated to reflect subsequent changes in the contractual amounts of fees paid for management services. ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through April 30, 2010. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors. Reflects fee waivers, reimbursement of expenses, and expense reductions, if any.
 17 The breakpoint schedule for the Equity Income Fund is as follows: 0.55%
    from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, and may include expenses of any money market or other fund held by the fund.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuities Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2008, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 7 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   . For the XT6 example, no Purchase Payment Credit is granted under the Annuity.

   .   For the APEX II example, no Loyalty Credit applies
   .   For the ASAP III example, no Loyalty Credit applies.


 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:

 If you surrender your annuity at the end of the applicable time period:/ 1/




                                1 yr  3 yrs  5 yrs  10 yrs
                     -------------------------------------
                     ASAP III  $1,378 $2,651 $3,823 $6,318
                     -------------------------------------
                     APEX II   $1,523 $2,848 $3,608 $6,791
                     -------------------------------------
                     ASL II      $738 $2,159 $3,511 $6,609
                     -------------------------------------
                     XT6 /3/   $1,602 $2,927 $4,087 $6,705
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /2/


                                1 yr 3 yrs  5 yrs  10 yrs
                      -----------------------------------
                      ASAP III   N/A $2,066 $3,373 $6,318
                      -----------------------------------
                      APEX II    N/A $2,218 $3,608 $6,791
                      -----------------------------------
                      ASL II    $738 $2,159 $3,511 $6,609
                      -----------------------------------
                      XT6 /3/    N/A    N/A $3,511 $6,609
                      -----------------------------------

 If you do not surrender your annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                      -----------------------------------
                      ASAP III  $703 $2,066 $3,373 $6,318
                      -----------------------------------
                      APEX II   $758 $2,218 $3,608 $6,791
                      -----------------------------------
                      ASL II    $738 $2,159 $3,511 $6,609
                      -----------------------------------
                      XT6 /3/   $738 $2,159 $3,511 $6,609
                      -----------------------------------


 1 There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for the CDSC schedule for each Annuity.
 2 If you own XT6, you may not annuitize in the first Three (3) Annuity Years. If you own ASAP III or APEX II, you may not annuitize in the first Annuity Year.
 3 XT6 Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule. Expense examples calculations for XT6 Annuities are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

                                    SUMMARY

                 Advanced Series Advisor Plan III ("ASAP III")
                      Advanced Series APEX II ("APEX II")
                    Advanced Series XTra Credit Six ("XT6")
                     Advanced Series LifeVest II ("ASL II")

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.

 What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 What does it mean that my variable annuity is "tax-deferred"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. With the help of your financial professional, you choose the annuity based on your time horizon, liquidity needs, and desire for credits. The annuities described in this prospectus are:
..   Advanced Series Advisor Plan III ("ASAP III")
..   Advanced Series APEX II ("APEX II")
..   Advanced Series XTra Credit Six ("XT6")
..   Advanced Series LifeVest II ("ASL II")

 See Appendix F "Selecting the Variable Annuity That's Right for You," for a side-by-side comparison of the key features of each of these Annuities.

 How do I purchase one of the variable annuities? See your financial professional to complete an application. Your eligibility to purchase is based on your age and the size of your investment:

                  Product   Maximum Age for  Minimum Initial
                            Initial Purchase Purchase Payment
                  -------------------------------------------
                  ASAP III         80             $1,000
                  -------------------------------------------
                  APEX II          85            $10,000
                  -------------------------------------------
                  XT6              75            $10,000
                  -------------------------------------------
                  ASL II           85            $15,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an Annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.


 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.


 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."


 How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the "Tax Considerations" section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.


 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 Options for Guaranteed Lifetime Withdrawals. We offer several optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus

..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 * No longer available for new elections in a given State once the Highest Daily Lifetime 7 Plus version is approved.

 Options for Guaranteed Accumulation. We offer several optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Guaranteed Return Option Plus 2008
..   Highest Daily Guaranteed Return Option

 What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent's age).

 We also offer optional death benefits for an additional charge:
..   Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 How do I receive credits?
 With XT6, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits. The amount of the credit depends on the year during which the purchase payment is made:

 For annuities issued on or after February 13, 2006:

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.50%*
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                   7+       0.00%
                              --------------------

 * For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

 Please note that during the first 10 years, the total asset-based charges on the XT6 annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 annuity is higher and is deducted for a longer period of time as compared to our other annuities. In general, we may take back credits applied within 12 months of death or a medically-related surrender. We may also take back credits if you return your Annuity under the "free-look" provision.

 For ASAP III annuities issued on or after February 13, 2006, and APEX II annuities issued on or after June 20, 2005, we apply a "loyalty credit" at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For ASAP III, the credit is 0.50%. For APEX II, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

 Please see the section entitled "Managing Your Account Value" for more information.

 What are the Annuity's Fees and Charges?
 Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long your purchase payment has been invested. The CDSC is different depending on which annuity you purchase:

           Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
 ------------------------------------------------------------------------------
 ASAP III  7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%  0.0%     --     --
 ------------------------------------------------------------------------------
 APEX II   8.5%  8.0%  7.0%  6.0%  0.0%    --    --    --    --     --     --
 ------------------------------------------------------------------------------
 XT6*      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
 ------------------------------------------------------------------------------
 ASL II - There is no CDSC for this Annuity
 ------------------------------------------------------------------------------

 *  For annuities issued before November 20, 2006, the schedule is as follows:
    Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year
    6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+:
    0.0%.

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.


 Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for XT6, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:


             ------------------------------------------------------
                 FEE/CHARGE       ASAP III  APEX II  ASL II   XT6
             ------------------------------------------------------
             Mortality & Expense   0.50%    1.50%    1.50%   0.50%
             Risk Charge
             ------------------------------------------------------
             Administration        0.15%    0.15%    0.15%   0.15%
             Charge
             ------------------------------------------------------
             Total Insurance       0.65%    1.65%    1.65%   0.65%
             Charge
             ------------------------------------------------------


 Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the average assets allocated to the Sub-accounts and is equal to the following:

   -------------------------------------------------------------------------
       FEE/CHARGE           ASAP III      APEX II  ASL II        XT6
   -------------------------------------------------------------------------
   Distribution Charge  0.60% in Annuity   N/A      N/A    1.00% in Annuity
                           Years 1-8                          Years 1-10
   -------------------------------------------------------------------------


 Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 Costs to Sell and Administer Our Variable Annuity
 Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 Other Information
 Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


 Effective May 1, 2004, the SP International Growth Portfolio (formerly the SP William Blair International Growth Portfolio) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.

 Stipulated Investment Options if you Elect Certain Optional Benefits
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.


 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Optional Allocation and Rebalancing Program." If you participate in the Optional Allocation and Rebalancing Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Optional Allocation and Rebalancing Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

 Group I: Allowable Benefit Allocations



  Optional Benefit Name*                  Allowable Benefit Allocations:
  Lifetime Five Income Benefit            AST Academic Strategies Asset
  Spousal Lifetime Five Income Benefit    Allocation Portfolio
  Highest Daily Lifetime Five Income      AST Capital Growth Asset Allocation
  Benefit                                 Portfolio
  Highest Daily Lifetime Seven Income     AST Balanced Asset Allocation
  Benefit                                 Portfolio
  Spousal Highest Daily Lifetime Seven    AST Preservation Asset Allocation
  Income Benefit                          Portfolio
  Highest Daily Value Death Benefit       AST First Trust Balanced Target
  Highest Daily Lifetime Seven with       Portfolio
  Beneficiary Income                      AST First Trust Capital Appreciation
  Option                                  Target Portfolio
  Spousal Highest Daily Lifetime Seven    AST Focus Four Plus Portfolio
  with Beneficiary Income Option          AST Advanced Strategies Portfolio
  Highest Daily Lifetime Seven with       AST T. Rowe Price Asset Allocation
  Lifetime Income                         Portfolio
  Accelerator                             AST UBS Dynamic Alpha Strategy
                                          Portfolio
                                          AST Niemann Capital Growth Asset
                                          Allocation Portfolio
                                          AST CLS Growth Asset Allocation
                                          Portfolio
  Highest Daily Lifetime 7 Plus Income    AST CLS Moderate Asset Allocation
  Benefit                                 Portfolio
  Highest Daily Lifetime 7 Plus with      AST Horizon Growth Asset Allocation
  Beneficiary                             Portfolio
  Income Option                           AST Horizon Moderate Asset
  Highest Daily Lifetime 7 Plus with      Allocation Portfolio
  Lifetime                                AST Schroders Multi-Asset World
  Income Accelerator                      Strategies Asset
  Spousal Highest Daily Lifetime 7 Plus   Allocation Portfolio
  Income Benefit                          Franklin Templeton VIP Founding
  Spousal Highest Daily Lifetime 7        Funds Allocation Fund
  Plus with Beneficiary Income Option
 ------------------------------------------------------------------------------

  Optional Benefit Name*                  All investment options permitted,
                                          EXCEPT these:
  Combo 5% Rollup & HAV Death Benefit     Value Line/(R)/ Target 25
  Guaranteed Minimum Income Benefit       AIM V.I. Technology
  Guaranteed Minimum Withdrawal Benefit   NASDAQ/(R)/ Target 15
  GRO/GRO PLUS/GRO PLUS 2008              Evergreen VA Growth Fund
  Highest Anniversary Value Death         Access VP High Yield
  Benefit                                 ProFund VP UltraNASDAQ 100
  Highest Daily GRO                       ProFund VP UltraSmall-Cap
                                          ProFund VP Semiconductor
                                          ProFund VP Internet
                                          ProFund VP UltraBull
                                          ProFund VP Technology
                                          ProFund VP Biotechnology
                                          ProFund VP Short Small-Cap
                                          ProFund VP Short Mid-Cap
 ------------------------------------------------------------------------------

  Optional Benefit Name*                  All investment options permitted,
                                          EXCEPT these:
  GRO PLUS 2008                           ProFund VP Ultra Mid-Cap
  Highest Daily GRO                       ProFund VP Precious Metals
                                          ProFund VP NASDAQ-100
                                          ProFund VP Asia 30
                                          ProFund VP Short NASDAQ-100
                                          Value Line/(R)/ Target 25
                                          AIM V.I. Technology
                                          NASDAQ/(R)/ Target 15
                                          Evergreen VA Growth Fund
                                          Access VP High Yield
                                          ProFund VP UltraNASDAQ 100
                                          ProFund VP UltraSmall-Cap
                                          ProFund VP Semiconductor
                                          ProFund VP Internet
                                          ProFund VP UltraBull
                                          ProFund VP Technology
                                          ProFund VP Biotechnology
                                          ProFund VP Short Small-Cap
                                          ProFund VP Short Mid-Cap


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio and the AST Western Asset Core Plus Bond Portfolio).
 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.
 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end. Note that on the first quarter-end following your participation in the Optional Allocation and Rebalancing Benefit, we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Optional Allocation and Rebalancing Benefit.
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 Group II: Optional Allocation & Rebalancing Program



 Optional Benefit Name                   Permitted Portfolios
 Highest Daily Lifetime Seven            AST Academic Strategies Asset
 Spousal Highest Daily Lifetime Seven    Allocation
 Highest Daily Lifetime Seven with       AST Advanced Strategies
 Beneficiary Income Option               AST Aggressive Asset Allocation
 Spousal Highest Daily Lifetime Seven    AST AllianceBernstein Growth & Income
 with Beneficiary Income Option          AST Balanced Asset Allocation
 Highest Daily Lifetime Seven with       AST CLS Growth Asset Allocation
 Lifetime Income Accelerator             AST CLS Moderate Asset Allocation
 Highest Daily Lifetime 7 Plus           AST AllianceBernstein Core Value
 Spousal Highest Daily Lifetime 7 Plus   AST American Century Income & Growth
 Highest Daily Lifetime 7 Plus with      AST Capital Growth Asset Allocation
 Beneficiary Income Option               AST Cohen & Steers Realty
 Spousal Highest Daily Lifetime 7        AST DeAM Large-Cap Value
 Plus with Beneficiary Income Option     AST Federated Aggressive Growth
 Highest Daily Lifetime 7 Plus with      AST First Trust Balanced Target
 Lifetime Income Accelerator             AST First Trust Capital Appreciation
                                         Target
                                         AST Focus Four Plus
                                         AST Global Real Estate
                                         AST Goldman Sachs Concentrated Growth
                                         AST Goldman Sachs Mid-Cap Growth
                                         AST Goldman Sachs Small-Cap Value
                                         AST High Yield
                                         AST Horizon Growth Asset Allocation
                                         AST Horizon Moderate Asset Allocation
                                         AST International Growth
                                         AST International Value
                                         AST JPMorgan International Equity
                                         AST Large-Cap Value
                                         AST Lord Abbett Bond-Debenture
                                         AST Marsico Capital Growth
                                         AST MFS Global Equity
                                         AST MFS Growth
                                         AST Mid-Cap Value
                                         AST Money Market
                                         AST Neuberger Berman Mid-Cap Growth
                                         AST Neuberger Berman/LSV Mid-Cap
                                         Value
                                         AST Neuberger Berman Small-Cap Growth
                                         AST Niemann Capital Growth Asset
                                         Allocation
                                         AST PIMCO Limited Maturity Bond
                                         AST PIMCO Total Return Bond
                                         AST Preservation Asset Allocation
                                         AST QMA US Equity Alpha
                                         AST Schroders Multi-Asset World
                                         Strategies Asset Allocation
                                         AST Small-Cap Growth
                                         AST Small-Cap Value

                                         Permitted Portfolios
                                         AST T. Rowe Price Asset Allocation
                                         AST T. Rowe Price Global Bond
                                         AST T. Rowe Price Large-Cap Growth
                                         AST T. Rowe Price Natural Resources
                                         AST UBS Dynamic Alpha Strategy
                                         AST Western Asset Core Plus Bond
                                         Franklin Templeton VIP Founding
                                         Funds Allocation Fund


 The following additional Portfolios are available with ASAP III, APEX II and ASL II only:



                                         ProFund VP**
                                         Consumer Goods
                                         Consumer Services
                                         Financials
                                         Health Care
                                         Industrials
                                         Large-Cap Growth
                                         Large-Cap Value
                                         Mid-Cap Growth
                                         Mid-Cap Value
                                         Real Estate
                                         Small-Cap Growth
                                         Small-Cap Value
                                         Telecommunications
                                         Utilities



 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
 ** For ASAP III, XT6, and ASL II Annuities issued beginning on May 26, 2008, we limit the Owner's ability to invest in the ProFund VP Portfolios.
    Specifically:

..   We will not permit those who acquire an ASAP III, XT6, or ASL II Annuity on or after May 26, 2008 (including beneficiaries who acquire such an Annuity under the Beneficiary Continuation Option) to invest in any ProFund VP Portfolio; and
..   Those who acquired an ASAP III, XT6, or ASL II Annuity prior to May 26,
    2008 may invest in any ProFund VP Portfolio without being subject to the above restrictions; and
..   Those who currently hold an APEX II Annuity, or who acquire an APEX II
    Annuity after May 26, 2008, may invest in any ProFund VP Portfolio (except that beneficiaries who acquire an APEX II Annuity on or after May 26, 2008 under the Beneficiary Continuation Option may not invest in any ProFund VP Portfolio).

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the variable sub-accounts used with the optional living benefits (the "Permitted Sub-accounts"). Specifically, because transfers to and from the Permitted Sub-accounts can be frequent and the amount transferred can vary, the Permitted Sub-accounts could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the Permitted Sub-accounts' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable fund for complete information about these effects.

    ------------------------------------------------------------------------
     STYLE/      INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
                     ADVANCED SERIES TRUST
    ------------------------------------------------------------------------
     ASSET    AST Academic Strategies Asset              AlphaSimplex
     ALLOCA   Allocation Portfolio (formerly known    Group, LLC; Credit
     TION     as AST Balanced Asset Allocation         Suisse Securities
              Portfolio): seeks long term capital      (USA) LLC; First
              appreciation. The Portfolio is a          Quadrant L.P.;
              multi- asset class fund that pursues    Jennison Associates
              both top-down asset allocation              LLC; Mellon
              strategies and bottom-up selection            Capital
              of securities, investment managers,         Management
              and mutual funds. Under normal          Corporation; Pacific
              circumstances, approximately 60% of         Investment
              the assets will be allocated to             Management
              traditional asset classes (including        Company LLC
              US and international equities and            (PIMCO);
              bonds) and approximately 40% of the      Prudential Bache
              assets will be allocated to              Asset Management,
              nontraditional asset classes               Incorporated;
              (including real estate, commodities,       Quantitative
              and alternative strategies). Those          Management
              percentages are subject to change at      Associates LLC
              the discretion of the advisor.
    ------------------------------------------------------------------------
     ASSET    AST Advanced Strategies Portfolio:           LSV Asset
     ALLOCA   seeks a high level of absolute              Management;
     TION     return. The Portfolio invests in          Marsico Capital
              traditional and non-traditional          Management, LLC;
              investment strategies and by            Pacific Investment
              investing in domestic and foreign           Management
              equity and fixed income securities,         Company LLC
              derivative instruments in exchange       (PIMCO); T. Rowe
              traded funds. The asset allocation       Price Associates,
              generally provides for an allotment     Inc.; William Blair
              of 50% of the portfolio assets to a       & Company, LLC;
              combination of domestic and                Quantitative
              international equity strategies and         Management
              the remainder in a combination of         Associates LLC
              U.S. fixed income, hedged
              international bond and real return
              bonds. The manager will allocate the
              assets of the portfolio across
              different investment categories and
              subadvisors.
    ------------------------------------------------------------------------
     ASSET    AST Aggressive Asset Allocation             Prudential
     ALLOCA   Portfolio: seeks to obtain total         Investments LLC;
     TION     return consistent with its specified       Quantitative
              level of risk. The Portfolio                Management
              primarily invests its assets in a         Associates LLC
              diversified portfolio of other
              mutual funds, the underlying
              portfolios, of the Advanced Series
              Trust and certain affiliated money
              market funds. Under normal market
              conditions, the Portfolio will
              devote approximately 100% of its net
              assets to underlying portfolios
              investing primarily in equity
              securities (with a range of 92.5% to
              100%) and the remainder of its net
              assets to underlying portfolios
              investing primarily in debt
              securities and money market
              instruments (with a range of 0% -
              7.5%). The Portfolio is not limited
              to investing exclusively in shares
              of the underlying portfolios and may
              invest in securities and futures
              contracts, swap agreements and other
              financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE    AST AllianceBernstein Core Value         AllianceBernstein
     CAP      Portfolio: seeks long-term capital             L.P.
     VALUE    growth by investing primarily in
              common stocks. The subadviser
              expects that the majority of the
              Portfolio's assets will be invested
              in the common stocks of large
              companies that appear to be
              undervalued. Among other things, the
              Portfolio seeks to identify
              compelling buying opportunities
              created when companies are
              undervalued on the basis of investor
              reactions to near-term problems or
              circumstances even though their
              long-term prospects remain sound.
              The subadviser seeks to identify
              individual companies with earnings
              growth potential that may not be
              recognized by the market at large.
    ------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &          AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
     ----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
      ASSET     AST Balanced Asset Allocation              Prudential
      ALLOCA    Portfolio (formerly known as AST        Investments LLC;
      TION      Conservative Asset Allocation             Quantitative
                Portfolio): seeks to obtain total          Management
                return consistent with its specified     Associates LLC
                level of risk. The Portfolio
                primarily invests its assets in a
                diversified portfolio of other
                mutual funds, the underlying
                portfolios, of the Advanced Series
                Trust and certain affiliated money
                market funds. Under normal market
                conditions, the Portfolio will
                devote approximately 60% of its net
                assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 52.5% to
                67.5%, and 40% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 32.5% to 47.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities and futures
                contracts, swap agreements and other
                financial and derivative instruments.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2015: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2015. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2016: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2016. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2018: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2018. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2019: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2019. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2020: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2020. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET       AST Capital Growth Asset Allocation        Prudential
     ALLOCA      Portfolio: seeks to obtain total        Investments LLC;
      TION       return consistent with its specified      Quantitative
                 level of risk. The Portfolio               Management
                 primarily invests its assets in a        Associates LLC
                 diversified portfolio of other
                 mutual funds, the underlying
                 portfolios, of the Advanced Series
                 Trust and certain affiliated money
                 market funds. Under normal market
                 conditions, the Portfolio will
                 devote approximately 75% of its net
                 assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities and futures
                 contracts, swap agreements and other
                 financial and derivative instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Growth Asset Allocation         CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Moderate Asset Allocation       CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
    SPECIALTY    AST Cohen & Steers Realty Portfolio:     Cohen & Steers
                 seeks to maximize total return              Capital
                 through investment in real estate       Management, Inc.
                 securities. The Portfolio pursues
                 its investment objective by
                 investing, under normal
                 circumstances, at least 80% of its
                 net assets in common stocks and
                 other equity securities issued by
                 real estate companies, such as real
                 estate investment trusts (REITs).
                 Under normal circumstances, the
                 Portfolio will invest substantially
                 all of its assets in the equity
                 securities of real estate companies,
                 i.e., a company that derives at
                 least 50% of its revenues from the
                 ownership, construction, financing,
                 management or sale of real estate or
                 that has at least 50% of its assets
                 in real estate. Real estate
                 companies may include real estate
                 investment trusts (REITs).
   -------------------------------------------------------------------------
     LARGE       AST DeAM Large-Cap Value Portfolio:         Deutsche
      CAP        seeks maximum growth of capital by         Investment
     VALUE       investing primarily in the value           Management
                 stocks of larger companies. The          Americas, Inc.
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadviser
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL       AST Federated Aggressive Growth         Federated Equity
      CAP        Portfolio: seeks capital growth. The       Management
     GROWTH      Portfolio pursues its investment           Company of
                 objective by investing primarily in      Pennsylvania/
                 the stocks of small companies that      Federated Global
                 are traded on national security            Investment
                 exchanges, NASDAQ stock exchange and    Management Corp.;
                 the over- the-counter-market. Small      Federated MDTA
                 companies will be defined as                  LLC
                 companies with market
                 capitalizations similar to companies
                 in the Russell 2000 Growth and S&P
                 600 Small Cap Index.
   -------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Balanced Target        First Trust Advisors
    ALLOCA      Portfolio: seeks long-term capital            L.P.
     TION       growth balanced by current income.
                The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and
                approximately 35% in fixed income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the Global Dividend Target 15,
                the NYSE(R) International Target 25,
                and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCA      Target Portfolio: seeks long-term             L.P.
     TION       capital growth. The Portfolio seeks
                to achieve its objective by
                investing approximately 80% in
                common stocks and approximately 20%
                in fixed income securities. The
                portfolio allocates the equity
                portion of the portfolio across five
                uniquely specialized strategies -
                the Value Line(R) Target 25, the
                Global Dividend Target 15, the
                Target Small Cap, the Nasdaq(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST Focus Four Plus Portfolio: seeks   First Trust Advisors
    ALLOCA      long-term capital growth. The                 L.P.
     TION       Portfolio seeks to achieve its
                objective by investing approximately
                75% in common stocks and
                approximately 25% in fixed-income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across four uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the NYSE(R) International Target
                25, and the S&P Target SMid 60. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks.
  ---------------------------------------------------------------------------
   SPECIALTY    AST Global Real Estate Portfolio:        Prudential Real
                seeks capital appreciation and          Estate Investors
                income. The Portfolio will normally
                invest at least 80% of its liquid
                assets (net assets plus any
                borrowing made for investment
                purposes) in equity-related
                securities of real estate companies.
                The Portfolio will invest in
                equity-related securities of real
                estate companies on a global basis
                and the Portfolio may invest up to
                15% of its net assets in ownership
                interests in commercial real estate
                through investments in private real
                estate.
  ---------------------------------------------------------------------------
    LARGE       AST Goldman Sachs Concentrated            Goldman Sachs
     CAP        Growth Portfolio: seeks long-term       Asset Management,
    GROWTH      growth of capital. The Portfolio              L.P.
                will pursue its objective by
                investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
  ---------------------------------------------------------------------------
   MID CAP      AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
    GROWTH      Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its             L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadviser
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
  ---------------------------------------------------------------------------
    SMALL       AST Goldman Sachs Small-Cap Value         Goldman Sachs
     CAP        Portfolio: seeks long-term capital      Asset Management,
    VALUE       appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets plus any
                borrowings for investment purposes
                in small capitalization companies.
                The 80% investment requirement
                applies at the time the Portfolio
                invests its assets. The Portfolio
                generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
  ---------------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED      AST High Yield Portfolio: seeks        Pacific Investment
     INCOME      maximum total return, consistent          Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio will invest, under normal
                 circumstances, at least 80% of its
                 net assets plus any borrowings for
                 investment purposes (measured at
                 time of purchase) in non-investment
                 grade high yield, fixed-income
                 investments which may be represented
                 by forwards or derivatives such as
                 options, futures contracts, or swap
                 agreements. Non-investment grade
                 investments are financial
                 instruments rated Ba or lower by a
                 Moody's Investors Services, Inc. or
                 equivalently rated by Standard
                 Poor's Corporation, or Fitch, or, if
                 unrated, determined by the
                 subadviser to be of comparable
                 quality.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Growth Asset Allocation         Horizon
      ALLOCA     Portfolio: seeks the highest           Investments, LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Moderate Asset                  Horizon
      ALLOCA     Allocation Portfolio: seeks the        Investments, LLC
      TION       highest potential total return
                 consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      INTER      AST International Growth Portfolio:     Marsico Capital
     NATIONAL    seeks long-term capital growth.        Management, LLC;
     EQUITY      Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of        Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
    ------------------------------------------------------------------------
      INTER      AST International Value Portfolio:         LSV Asset
     NATIONAL    seeks long-term capital                   Management;
     EQUITY      appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
    ------------------------------------------------------------------------
      FIXED      AST Investment Grade Bond Portfolio:      Prudential
     INCOME      seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
    ------------------------------------------------------------------------
      INTER      AST JPMorgan International Equity         J.P. Morgan
     NATIONAL    Portfolio: seeks long-term capital        Investment
     EQUITY      growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
    ------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     LARGE      AST Large-Cap Value Portfolio: seeks      Dreman Value
      CAP       current income and long-term growth        Management
     VALUE      of income, as well as capital             L.L.C.; Eaton
                appreciation. The Portfolio invests,          Vance
                under normal circumstances, at least       Management;
                80% of its net assets in common         Hotchkis and Wiley
                stocks of large capitalization               Capital
                companies. Large capitalization          Management LLC
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
   -------------------------------------------------------------------------
     FIXED      AST Lord Abbett Bond-Debenture          Lord, Abbett & Co.
    INCOME      Portfolio: seeks high current income           LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80%
                of the value of its assets in fixed
                income securities. The Portfolio
                allocates its assets principally
                among fixed income securities in
                four market sectors: U.S. investment
                grade securities, U.S. high yield
                securities, foreign securities
                (including emerging market
                securities) and convertible
                securities. Under normal
                circumstances, the Portfolio invests
                in each of the four sectors
                described above. However, the
                Portfolio may invest substantially
                all of its assets in any one sector
                at any time, subject to the
                limitation that at least 20% of the
                Portfolio's net assets must be
                invested in any combination of
                investment grade debt securities,
                U.S. Government securities and cash
                equivalents. The Portfolio may find
                good value in high yield securities,
                sometimes called "lower-rated bonds"
                or "junk bonds," and frequently may
                have more than half of its assets
                invested in those securities. The
                Portfolio may also make significant
                investments in mortgage-backed
                securities. Although the Portfolio
                expects to maintain a weighted
                average maturity in the range of
                five to twelve years, there are no
                maturity restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in
                equity securities. The Portfolio may
                invest up to 20% of its net assets
                in foreign securities.
   -------------------------------------------------------------------------
     LARGE      AST Marsico Capital Growth               Marsico Capital
      CAP       Portfolio: seeks capital growth.         Management, LLC
    GROWTH      Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
   -------------------------------------------------------------------------
     INTER      AST MFS Global Equity Portfolio:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
    EQUITY      circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
   -------------------------------------------------------------------------
     LARGE      AST MFS Growth Portfolio: seeks           Massachusetts
      CAP       long-term capital growth and future,    Financial Services
    GROWTH      rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
   -------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    MID CAP     AST Mid-Cap Value Portfolio: seeks      EARNEST Partners
     VALUE      to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
   --------------------------------------------------------------------------
     FIXED      AST Money Market Portfolio: seeks          Prudential
    INCOME      high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
    GROWTH      Portfolio: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman/LSV Mid-Cap            LSV Asset
     VALUE      Value Portfolio (formerly known as         Management;
                AST Neuberger Berman Mid-Cap Value      Neuberger Berman
                Portfolio): seeks capital growth.        Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
   --------------------------------------------------------------------------
     SMALL      AST Neuberger Berman Small-Cap          Neuberger Berman
      CAP       Growth Portfolio: seeks maximum          Management LLC
    GROWTH      growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
   --------------------------------------------------------------------------
     ASSET      AST Niemann Capital Growth Asset         Neimann Capital
     ALLOCA     Allocation Portfolio: seeks the          Management Inc.
     TION       highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
   --------------------------------------------------------------------------
     INTER      AST Parametric Emerging Markets        Parametric Portfolio
    NATIONAL    Equity Portfolio: seeks long-term        Associates LLC
    EQUITY      capital appreciation. The Portfolio
                normally invests at least 80% of its
                net assets in equity securities
                traded on the equity markets of
                emerging market countries, which are
                those considered to be developing.
                Emerging markets countries include
                countries in Asia, Latin America,
                the Middle East, Southern Europe,
                Eastern Europe, Africa and the
                region formerly comprising the
                Soviet Union. A company will be
                considered to be located in an
                emerging market country if it is
                domiciled in or derives more that
                50% of its revenues or profits from
                emerging market countries. The
                Portfolio seeks to employ a
                top-down, disciplined and structured
                investment process that emphasizes
                broad exposure and diversification
                among emerging market countries,
                economic sectors and issuers.
   --------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Limited Maturity Bond         Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investment
               instruments of varying maturities
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Total Return Bond             Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     ASSET     AST Preservation Asset Allocation           Prudential
     ALLOCA    Portfolio: seeks to obtain total         Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, the underlying
               portfolios, of the Advanced Series
               Trust and certain affiliated money
               market funds. Under normal market
               conditions, the Portfolio will
               devote approximately 35% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%. The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE     AST QMA US Equity Alpha Portfolio:         Quantitative
      CAP      seeks long term capital                     Management
     BLEND     appreciation. The portfolio utilizes      Associates LLC
               a long/short investment strategy and
               will normally invest at least 80% of
               its net assets plus borrowings in
               equity and equity related securities
               of US issuers. The benchmark index
               is the Russell 1000(R) which is
               comprised of stocks representing
               more than 90% of the market cap of
               the US market and includes the
               largest 1000 securities in the
               Russell 3000(R) index.
    ------------------------------------------------------------------------
     ASSET     AST Schroders Multi-Asset World              Schroder
     ALLOCA    Strategies (formerly known as AST           Investment
     TION      American Century Strategic               Management North
               Allocation Portfolio): seeks               America Inc.
               long-term capital appreciation
               through a global flexible asset
               allocation approach. This asset
               allocation approach entails
               investing in traditional asset
               classes, such as equity and
               fixed-income investments, and
               alternative asset classes, such as
               investments in real estate,
               commodities, currencies, private
               equity, and absolute return
               strategies. The sub-advisor seeks to
               emphasize the management of risk and
               volatility. Exposure to different
               asset classes and investment
               strategies will vary over time based
               upon the sub advisor's assessments
               of changing market, economic,
               financial and political factors and
               events.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Growth Portfolio:            Eagle Asset
      CAP      seeks long-term capital growth. The      Management, Inc.
     GROWTH    Portfolio pursues its objective by
               investing, under normal
               circumstances, at least 80% of the
               value of its assets in
               small-capitalization companies.
               Small-capitalization companies are
               those companies with a market
               capitalization, at the time of
               purchase, no larger than the largest
               capitalized company included in the
               Russell 2000(R) Index at the time of
               the Portfolio's investment.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Value Portfolio: seeks       ClearBridge
      CAP      to provide long-term capital growth       Advisors, LLC;
     VALUE     by investing primarily in                  Dreman Value
               small-capitalization stocks that            Management
               appear to be undervalued. The           L.L.C.; J.P. Morgan
               Portfolio invests, under normal             Investment
               circumstances, at least 80% of the      Management, Inc.;
               value of its net assets in small            Lee Munder
               capitalization stocks. Small             Investments, Ltd
               capitalization stocks are the stocks
               of companies with market
               capitalization that are within the
               market capitalization range of the
               Russell 2000(R) Value Index.
    ------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
     ASSET       AST T. Rowe Price Asset Allocation       T. Rowe Price
     ALLOCA      Portfolio: seeks a high level of        Associates, Inc.
      TION       total return by investing primarily
                 in a diversified portfolio of equity
                 and fixed income securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
   --------------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond            T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds") and emerging market
                 bonds. In addition, the Portfolio
                 may invest up to 30% of its assets
                 in mortgage-related (including
                 mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and asset-
                 backed securities. The Portfolio may
                 invest in futures, swaps and other
                 derivatives in keeping with its
                 objective.
   --------------------------------------------------------------------------
     LARGE       AST T. Rowe Price Large-Cap Growth       T. Rowe Price
      CAP        Portfolio: seeks long-term growth of    Associates, Inc.
     GROWTH      capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
   --------------------------------------------------------------------------
    SPECIALTY    AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through invest in
                 the common stocks of companies that
                 own or develop natural resources
                 (such as energy products, precious
                 metals and forest products) and
                 other basic commodities. The
                 Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in natural
                 resource companies. The Portfolio
                 may also invest in non-resource
                 companies with the potential for
                 growth. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
   --------------------------------------------------------------------------
     ASSET       AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
     ALLOCA      seeks to maximize total return,            Management
      TION       consisting of capital appreciation      (Americas) Inc.
                 and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
   --------------------------------------------------------------------------
     FIXED       AST Western Asset Core Plus Bond         Western Asset
     INCOME      Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
   --------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
                     AIM VARIABLE INSURANCE FUNDS
   -------------------------------------------------------------------------
    MID CAP      AIM Variable Insurance Funds - AIM     Advisor: Invesco
     GROWTH      V.I. Dynamics Fund - Series I          Aim Advisors, Inc.
                 shares: The investment objective is
                 long-term capital growth. The            Sub-advisor:
                 Portfolio pursues its objective by     Advisory entities
                 normally investing at least 65% of      affiliated with
                 its assets in equity securities of        Invesco Aim
                 mid-capitalization companies that       Advisors, Inc.
                 are included in the Russell
                 Midcap(R) Growth Index at the time
                 of purchase.
   -------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM     Advisor: Invesco
                 V.I. Financial Services Fund -         Aim Advisors, Inc.
                 Series I shares: The investment
                 objective is capital growth. The         Sub-advisor:
                 Portfolio normally invests at least    Advisory entities
                 80% of its assets in equity             affiliated with
                 securities of issuers engaged             Invesco Aim
                 primarily in financial                  Advisors, Inc.
                 services-related industries.
   -------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM     Advisor: Invesco
                 V.I. Global Health Care Fund -         Aim Advisors, Inc.
                 Series I shares: The investment
                 objective is capital growth. The         Sub-advisor:
                 Portfolio normally invests at least    Advisory entities
                 80% of its net assets in securities     affiliated with
                 of health care industry companies.        Invesco Aim
                                                         Advisors, Inc.
   -------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM     Advisor: Invesco
                 V.I. Technology Fund - Series I        Aim Advisors, Inc.
                 shares: The investment objective is
                 capital growth. The Portfolio
                 normally invests at least 80% of its
                 assets in equity securities of
                 issuers engaged primarily in the
                 technology-related industries.
   -------------------------------------------------------------------------
                   EVERGREEN VARIABLE ANNUITY TRUST
   -------------------------------------------------------------------------
     SMALL       Evergreen VA Growth: seeks long-term       Evergreen
      CAP        capital growth. The Portfolio             Investment
     GROWTH      normally invests at least 75% of its      Management
                 assets in common stocks of small-        Company, LLC
                 and medium-sized companies (i.e.,
                 companies whose market
                 capitalizations fall within the
                 market capitalization range of the
                 companies tracked by the Russell
                 2000(R) Growth Index, measured at
                 the time of purchase). The remaining
                 portion of the Portfolio's assets
                 may be invested in companies of any
                 size. The Portfolio's managers
                 employ a growth-style of equity
                 management and will generally seek
                 to purchase stocks of companies that
                 have demonstrated earnings growth
                 potential which they believe is not
                 yet reflected in the stock's market
                 price. The Portfolio's managers
                 consider potential earnings growth
                 above the average earnings growth of
                 companies included in the Russell
                 2000(R) Growth Index as a key factor
                 in selecting investments.
   -------------------------------------------------------------------------
      INTER      Evergreen VA International Equity:         Evergreen
    NATIONAL     seeks long-term capital growth and        Investment
     EQUITY      secondarily, modest income. The           Management
                 Portfolio will normally invest at        Company, LLC
                 least 80% of its assets in equity
                 securities issued by in the
                 portfolio manager's opinion,
                 established and quality non-U.S.
                 companies located in countries with
                 developed markets. The Portfolio may
                 purchase securities across all
                 market capitalizations. The
                 Portfolio normally invests at least
                 65% of its assets in securities of
                 companies in at least three
                 countries (other than the U.S.). The
                 Portfolio may also invest in
                 emerging markets. The Portfolio's
                 managers seek both growth and value
                 opportunities. For growth
                 investments, the Portfolio's manager
                 seeks, among other things, good
                 business models, good management and
                 growth in cash flows. For value
                 investments, the Portfolio's manager
                 seeks, among other things, companies
                 that are undervalued in the
                 marketplace compared to their
                 assets. The Portfolio normally
                 intends to seek modest income from
                 dividends paid by its equity
                 holdings. Other than cash and cash
                 equivalents, the Portfolio intends
                 to invest substantially all of its
                 assets in the securities of non-U.S.
                 issuers.
   -------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
   SPECIALTY    Evergreen VA Omega: seeks long-term         Evergreen
                capital growth. The Portfolio              Investment
                invests primarily, and under normal        Management
                conditions substantially all of its       Company, LLC
                assets, in common stocks of U.S.
                companies across any market
                capitalization. The Portfolio's
                manager employs a growth style of
                equity management that seeks to
                emphasize companies with cash flow
                growth, sustainable competitive
                advantages, returns on invested
                capital above their cost of capital
                and the ability to manage for
                profitable growth that can create
                long-term value for shareholders.
  ---------------------------------------------------------------------------
                 FIRST DEFINED PORTFOLIO FUND, LLC
  ---------------------------------------------------------------------------
   SPECIALTY    First Trust Target Focus Four          First Trust Advisors
                Portfolio: seeks to provide                   L.P.
                above-average capital appreciation.
                The Portfolio seeks to achieve its
                objective by investing in the common
                stocks of companies which are
                selected by applying four separate
                uniquely specialized strategies (the
                "Focus Four Strategy"). The Focus
                Four Strategy adheres to a
                disciplined investment process that
                targets the following four
                strategies: The Dow(R) Target
                Dividend Strategy, Value Line(R)
                Target 25 Strategy, S&P Target SMid
                60 Strategy, and NYSE(R)
                International Target 25 Strategy.
  ---------------------------------------------------------------------------
   SPECIALTY    Global Dividend Target 15 Portfolio:   First Trust Advisors
                seeks to provide above-average total          L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the companies which are
                components of the Dow Jones
                Industrial Average/sm/ ("DJIA/sm/"),
                the Financial Times Industrial
                Ordinary Share Index ("FT Index")
                and the Hang Seng Index. The
                Portfolio primarily consists of
                common stocks of the five companies
                with the lowest per share stock
                prices of the ten companies in each
                of the DJIA/sm/, FT Index and Hang
                Seng Index, respectively, that have
                the highest dividend yields in the
                respective index on or about the
                applicable stock selection date.
                Each security is initially equally
                weighted in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    NASDAQ(R) Target 15 Portfolio: seeks   First Trust Advisors
                to provide above-average total                L.P.
                return. Beginning with the stocks in
                the NASDAQ-100 Index(R) on or about
                the applicable stock selection date,
                the Portfolio selects fifteen stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    S&P(R) Target 24 Portfolio: seeks to   First Trust Advisors
                provide above-average total return.           L.P.
                Beginning with the stocks in the
                Standard & Poor's 500 Index ("S&P
                500 Index"), on or about the
                applicable stock selection date, the
                Portfolio selects three stocks from
                each of the eight largest economic
                sectors of the S&P 500 Index. The
                twenty-four stocks are selected
                based on a multi-factor model and a
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    Target Managed VIP Portfolio: seeks    First Trust Advisors
                to provide above-average total                L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks of the companies
                that are identified based on six
                uniquely specialized strategies -
                The Dow(R) DART 5, the European
                Target 20, the NASDAQ(R) Target 15,
                the S&P(R) Target 24, the Target
                Small- Cap and the Value Line(R)
                Target 25. Each strategy employs a
                quantitative approach by screening
                common stocks for certain attributes
                and/or using a multi-factor scoring
                system to select the common stocks.
  ---------------------------------------------------------------------------
   SPECIALTY    The Dow(R) Target Dividend             First Trust Advisors
                Portfolio: seeks to provide                   L.P.
                above-average total return. The
                Portfolio seeks to achieve its
                objective by investing in common
                stocks issued by companies that are
                expected to provide income and to
                have the potential for capital
                appreciation. Beginning with the
                stocks in The Dow Jones Select
                Dividend Index/sm/, on or about the
                applicable stock selection date, the
                Portfolio selects twenty common
                stocks based on a multi-factor
                model. Each security is initially
                equally weighted in the portfolio.
  ---------------------------------------------------------------------------

  ----------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                    ADVISOR/
                                                            SUB-ADVISOR
  ----------------------------------------------------------------------------
   SPECIALTY    The Dow(R) DART 10 Portfolio: seeks     First Trust Advisors
                to provide above-average total                 L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the ten companies in the
                DJIA that have the highest combined
                dividend yields and buyback ratios
                on or about the applicable stock
                selection date. Each security is
                initially equally weighted in the
                portfolio.
  ----------------------------------------------------------------------------
   SPECIALTY    Value Line(R) Target 25 Portfolio:      First Trust Advisors
                seeks to provide above-average                 L.P.
                capital appreciation. The Portfolio
                seeks to achieve its objective by
                investing in 25 of the 100 common
                stocks that Value Line(R) gives a #1
                ranking for Timelines/tm/ which have
                recently exhibited certain positive
                financial attributes. Value Line(R)
                ranks approximately 1,700 stocks of
                which 100 are given their #1 ranking
                for Timeliness(TM) which measures
                Value Line's view of their probable
                price performance during the next
                six to 12 months relative to the
                others. Beginning with the 100
                stocks that Value Line(R) ranks #1
                for Timeliness(TM), on or about the
                applicable stock selection date, the
                Portfolio selects twenty five stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ----------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
  ----------------------------------------------------------------------------
   MODERATE     Franklin Templeton VIP Founding         Franklin Templeton
    ALLOCA      Funds Allocation Fund: Seeks capital       Services, LLC
     TION       appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
  ----------------------------------------------------------------------------
                NATIONWIDE VARIABLE INSURANCE TRUST
  ----------------------------------------------------------------------------
     INTER      Gartmore NVIT Developing Markets          Nationwide Fund
   NATIONAL     Fund: seeks long-term capital            Advisors/Gartmore
    EQUITY      appreciation, under normal                Global Partners
                conditions by investing at least 80%
                of the value of its net assets in
                equity securities of companies of
                any size based in the world's
                developing market countries. The
                Fund typically maintains investments
                in at least six countries at all
                times with no more than 35% of the
                value of its net assets invested in
                securities of any one country.
  ----------------------------------------------------------------------------
                            PROFUNDS VP
  ----------------------------------------------------------------------------
   Each ProFunds VP portfolio described below pursues an investment strategy that seeks to provide daily investment results, before fees and expenses, that match a widely followed index, increased by a specified factor relative to the index, or that match the inverse of the index or the inverse of the index multiplied by a specified factor. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index. It is recommended that only those Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
  ----------------------------------------------------------------------------
   SPECIALTY    ProFund VP Bull: seeks daily             ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to the
                daily performance of the S&P 500(R)
                Index.
  ----------------------------------------------------------------------------
   SPECIALTY    ProFund VP Bear: seeks daily             ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to the
                inverse (opposite) of the daily
                performance of the S&P 500(R) Index.
                If ProFund VP Bear is successful in
                meeting its objective, its net asset
                value should gain approximately the
                same amount, on a percentage basis,
                as any decrease in the S&P 500(R)
                Index when the Index declines on a
                given day. Conversely, its net asset
                value should lose approximately the
                same amount, on a percentage basis,
                as any increase in the Index when
                the Index rises on a given day.
  ----------------------------------------------------------------------------
   SPECIALTY    ProFund VP UltraBull: seeks daily        ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to twice
                (200%) the daily performance of the
                S&P 500(R) Index. If ProFund VP
                UltraBull is successful in meeting
                its objective, its net asset value
                should gain approximately twice as
                much, on a percentage basis, as the
                S&P 500(R) Index when the Index
                rises on a given day. Conversely,
                its net asset value should lose
                approximately twice as much, on a
                percentage basis, as the Index when
                the Index declines on a given day.
  ----------------------------------------------------------------------------

    --------------------------------------------------------------------------
      STYLE/          INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                   ADVISOR/
                                                             SUB-ADVISOR
    --------------------------------------------------------------------------
     The S&P 500(R) Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P
     U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP NASDAQ-100 (formerly         ProFund Advisors
                   known as ProFund VP OTC): seeks               LLC
                   daily investment results, before
                   fees and expenses, that correspond
                   to the daily performance of the
                   NASDAQ-100 Index(R).
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Short NASDAQ-100             ProFund Advisors
                   (formerly known as ProFund VP Short           LLC
                   OTC): seeks daily investment
                   results, before fees and expenses,
                   that correspond to the inverse
                   (opposite) of the daily performance
                   of the NASDAQ-100 Index(R). If
                   ProFund VP Short OTC is successful
                   in meeting its objective, its net
                   asset value should gain
                   approximately the same amount, on a
                   percentage basis, as any decrease in
                   the NASDAQ-100 Index(R) when the
                   Index declines on a given day.
                   Conversely, its net asset value
                   should lose approximately the same
                   amount, on a percentage basis, as
                   any increase in the Index when the
                   Index rises on a given day.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP UltraNASDAQ-100 (formerly    ProFund Advisors
                   known as ProFund VP UltraOTC): seeks          LLC
                   daily investment results, before
                   fees and expenses, that correspond
                   to twice (200%) the daily
                   performance of the NASDAQ-100
                   Index(R). If ProFund VP UltraOTC is
                   successful in meeting its objective,
                   its net asset value should gain
                   approximately twice as much, on a
                   percentage basis, as the NASDAQ-100
                   Index(R) when the Index rises on a
                   given day. Conversely, its net asset
                   value should lose approximately
                   twice as much, on a percentage
                   basis, as the Index when the Index
                   declines on a given day.
    --------------------------------------------------------------------------
     The NASDAQ-100 Index(R) includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market.
     To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP UltraSmall-Cap: seeks        ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to twice (200%) the daily
                   performance of the Russell 2000(R)
                   Index. If ProFund VP UltraSmall-Cap
                   is successful in meeting its
                   objective, its net asset value
                   should gain approximately twice as
                   much, on a percentage basis, as the
                   Russell 2000 Index(R) when the Index
                   rises on a given day. Conversely,
                   its net asset value should lose
                   approximately twice as much, on a
                   percentage basis, as the Index when
                   the Index declines on a given day.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Short Small-Cap: seeks       ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the inverse (opposite) of the
                   daily performance of the Russell
                   2000(R) Index. If ProFund VP Short
                   Small-Cap is successful in meeting
                   its objective, its net asset value
                   should gain approximately the same
                   amount, on a percentage basis, as
                   any decrease in the Russell 2000
                   Index when the Index declines on a
                   given day. Conversely, its net asset
                   value should lose approximately the
                   same amount, on a percentage basis,
                   as any increase in the Index when
                   the Index rises on a given day.
    --------------------------------------------------------------------------
     The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the
     Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP UltraMid-Cap: seeks daily    ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to twice
                   (200%) the daily performance of the
                   S&P MidCap 400 Index(R). If ProFund
                   VP UltraMid-Cap is successful in
                   meeting its objective, its net asset
                   value should gain approximately
                   twice as much, on a percentage
                   basis, as the S&P MidCap 400 Index
                   when the Index rises on a given day.
                   Conversely, its net asset value
                   should lose approximately twice as
                   much, on a percentage basis, as the
                   Index when the Index declines on a
                   given day.
    --------------------------------------------------------------------------

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      STYLE/          INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                   ADVISOR/
                                                             SUB-ADVISOR
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Short Mid-Cap: seeks         ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the inverse (opposite) of the
                   daily performance of the S&P MidCap
                   400 Index(R). If ProFund VP Short
                   Mid-Cap is successful in meeting its
                   objective, its net asset value
                   should gain approximately the same
                   amount, on a percentage basis, as
                   any decrease in the S&P MidCap 400
                   Index when the Index declines on a
                   given day. Conversely, its net asset
                   value should lose approximately the
                   same amount, on a percentage basis,
                   as any increase in the Index when
                   the Index rises on a given day.
    --------------------------------------------------------------------------
     The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index
     Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
    --------------------------------------------------------------------------
      SMALL        ProFund VP Small-Cap Value: seeks       ProFund Advisors
       CAP         daily investment results, before              LLC
      VALUE        fees and expenses, that correspond
                   to the daily performance of the S&P
                   SmallCap 600/Citigroup Value
                   Index(R). The S&P SmallCap
                   600/Citigroup Value Index is
                   designed to provide a comprehensive
                   measure of small-cap U.S. equity
                   "value" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P SmallCap
                   600 Index that have been identified
                   as being on the value end of the
                   growth-value spectrum. (Note: The
                   S&P SmallCap 600 Index is a measure
                   of small-cap company U.S. stock
                   market performance. It is a float
                   adjusted market capitalization
                   weighted index of 600 U.S. operating
                   companies. Securities are selected
                   for inclusion in the index by an S&P
                   committee through a nonmechanical
                   process that factors criteria such
                   as liquidity, price, market
                   capitalization, financial viability,
                   and public float.)
    --------------------------------------------------------------------------
      SMALL        ProFund VP Small-Cap Growth: seeks      ProFund Advisors
       CAP         daily investment results, before              LLC
      GROWTH       fees and expenses, that correspond
                   to the daily performance of the S&P
                   SmallCap 600/Citigroup Growth
                   Index(R). The S&P SmallCap
                   600/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of small-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P SmallCap
                   600 Index that have been identified
                   as being on the growth end of the
                   growth-value spectrum. (Note: The
                   S&P SmallCap 600 Index is a measure
                   of small-cap company U.S. stock
                   market performance. It is a float
                   adjusted market capitalization
                   weighted index of 600 U.S. operating
                   companies. Securities are selected
                   for inclusion in the index by an S&P
                   committee through a nonmechanical
                   process that factors criteria such
                   as liquidity, price, market
                   capitalization, financial viability,
                   and public float.)
    --------------------------------------------------------------------------
     The S&P SmallCap 600 Index is a measure of small-cap company U.S.
     stock market performance. It is a float adjusted market
     capitalization weighted index of 600 U.S. operating companies.
     Securities are selected for inclusion in the index by an S&P committee through a nonmechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.
    --------------------------------------------------------------------------
      LARGE        ProFund VP Large-Cap Value: seeks       ProFund Advisors
       CAP         daily investment results, before              LLC
      VALUE        fees and expenses, that correspond
                   to the daily performance of the S&P
                   500/Citigroup Value Index(R). The
                   S&P 500/Citigroup Value Index is
                   designed to provide a comprehensive
                   measure of large-cap U.S. equity
                   "value" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P 500 Index
                   that have been identified as being
                   on the value end of the growth value
                   spectrum.
    --------------------------------------------------------------------------
      LARGE        ProFund VP Large-Cap Growth: seeks      ProFund Advisors
       CAP         daily investment results, before              LLC
      GROWTH       fees and expenses, that correspond
                   to the daily performance of the S&P
                   500/Citigroup Growth Index(R). The
                   S&P 500/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of large-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P 500 Index
                   that have been identified as being
                   on the growth end of the
                   growth-value spectrum.
    --------------------------------------------------------------------------

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      STYLE/          INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                   ADVISOR/
                                                             SUB-ADVISOR
    --------------------------------------------------------------------------
     The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth"
     performance. It is an unmanaged float adjusted market
     capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.
    --------------------------------------------------------------------------
     MID CAP       ProFund VP Mid-Cap Value: seeks         ProFund Advisors
      VALUE        daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the daily performance of the S&P
                   MidCap 400/Citigroup Value Index(R).
                   The S&P MidCap 400/Citigroup Value
                   Index is designed to provide a
                   comprehensive measure of mid-cap
                   U.S. equity "value" performance. It
                   is an unmanaged float adjusted
                   market capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P MidCap 400
                   Index that have been identified as
                   being on the value end of the
                   growth-value spectrum.
    --------------------------------------------------------------------------
     MID CAP       ProFund VP Mid-Cap Growth: seeks        ProFund Advisors
      GROWTH       daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the daily performance of the S&P
                   MidCap 400/Citigroup Growth
                   Index(R). The S&P MidCap
                   400/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of mid-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P MidCap 400
                   Index that have been identified as
                   being on the growth end of the
                   growth-value spectrum.
    --------------------------------------------------------------------------
     The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Asia 30: seeks daily         ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Asia 30 Index. The ProFunds Asia 30
                   Index, created by ProFund Advisors,
                   is composed of 30 companies whose
                   principal offices are located in the
                   Asia/Pacific region, excluding
                   Japan, and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depository receipts or
                   ordinary shares. The component
                   companies in the ProFunds Asia 30
                   Index are determined annually based
                   upon their U.S. dollar-traded
                   volume. Their relative weights are
                   determined based on the modified
                   market capitalization method.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Europe 30: seeks daily       ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Europe 30 Index. The ProFunds Europe
                   30 Index, created by ProFund
                   Advisors, is composed of companies
                   whose principal offices are located
                   in Europe and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depositary receipts or
                   ordinary shares. The component
                   companies in the ProFunds Europe 30
                   Index are determined annually based
                   upon their U.S. dollar- traded
                   volume. Their relative weights are
                   determined based on a modified
                   market capitalization method.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Japan: seeks daily           ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the Nikkei 225
                   Stock Average. The Fund determines
                   its success in meeting this
                   investment objective by comparing
                   its daily return on a given day with
                   the daily performance of the
                   dollar-denominated Nikkei 225
                   futures contracts traded in the
                   United States. The Fund seeks to
                   provide a return consistent with an
                   investment in the component equities
                   in the Nikkei 225 Stock Average
                   hedged to U.S. dollars.
    --------------------------------------------------------------------------
     The Nikkei 225 Stock Average ("Nikkei" ) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (TSE). The
     Nikkei is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.
    --------------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Banks: seeks daily          ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Banks Index. The Dow Jones U.S.
                  Banks Index measures the performance
                  of the banking sector of the U.S.
                  equity market. Component companies
                  include regional and major U.S.
                  domiciled banks engaged in a wide
                  range of financial services,
                  including retail banking, loans and
                  money transmissions.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Basic Materials: seeks      ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Basic Materials Index.
                  The Dow Jones U.S. Basic Materials
                  Index measures the performance of
                  the basic materials industry of the
                  U.S. equity market. Component
                  companies are involved in the
                  production of aluminum, steel, non
                  ferrous metals, commodity chemicals,
                  specialty chemicals, forest
                  products, paper products, as well as
                  the mining of precious metals and
                  coal.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Biotechnology: seeks        ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Biotechnology Index. The
                  Dow Jones U.S. Biotechnology Index
                  measures the performance of the
                  biotechnology subsector of the U.S.
                  equity market. Component companies
                  engage in research and development
                  of biological substances for drug
                  discovery and diagnostic
                  development. These companies derive
                  most of their revenue from the sale
                  of licensing of drugs and diagnostic
                  tools.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Goods Index. The
                  Dow Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of
                  the U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco
                  products, clothing, accessories and
                  footwear.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Services Index.
                  The Dow Jones U.S. Consumer Services
                  Index measures the performance of
                  consumer spending in the services
                  industry of the U.S. equity market.
                  Component companies include
                  airlines, broadcasting and
                  entertainment, apparel and broadline
                  retailers, food and drug retailers,
                  media agencies, publishing,
                  gambling, hotels, restaurants and
                  bars, and travel and tourism.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Index. The Dow Jones
                  U.S. Financials Index measures the
                  performance of the financial
                  services industry of the U.S. equity
                  market. Component companies include
                  regional banks; major U.S. domiciled
                  international banks; full line,
                  life, and property and casualty
                  insurance companies; companies that
                  invest, directly or indirectly in
                  real estate; diversified financial
                  companies such as Fannie Mae, credit
                  card issuers, check cashing
                  companies, mortgage lenders and
                  investment advisers; securities
                  brokers and dealers, including
                  investment banks, merchant banks and
                  online brokers; and publicly traded
                  stock exchanges.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Health Care: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care Index. The Dow
                  Jones U.S. Health Care Index
                  measures the performance of the
                  healthcare industry of the U.S.
                  equity market. Component companies
                  include health care providers,
                  biotechnology companies, medical
                  supplies, advanced medical devices
                  and pharmaceuticals.
    -----------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                  ADVISOR/
                                                            SUB-ADVISOR
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Industrials: seeks daily     ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index. The Dow
                  Jones U.S. Industrials Index
                  measures the performance of the
                  industrial industry of the U.S.
                  equity market. Component companies
                  include building materials, heavy
                  construction, factory equipment,
                  heavy machinery, industrial
                  services, pollution control,
                  containers and packaging, industrial
                  diversified, air freight, marine
                  transportation, railroads, trucking,
                  land-transportation equipment,
                  shipbuilding, transportation
                  services, advanced industrial
                  equipment, electric components and
                  equipment, and aerospace.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Internet: seeks daily        ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  Composite Internet Index. The Dow
                  Jones Composite Internet Index
                  measures the performance of stocks
                  in the U.S. equity markets that
                  generate the majority of their
                  revenues from the Internet. The
                  Index is composed of two sub-groups:
                  Internet Commerce - companies that
                  derive the majority of their
                  revenues from providing goods and/or
                  services through an open network,
                  such as a web site. Internet
                  Services - companies that derive the
                  majority of their revenues from
                  providing access to the Internet or
                  providing services to people using
                  the Internet.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Oil & Gas: seeks daily       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Oil & Gas Index. The Dow Jones
                  U.S. Oil & Gas Index measures the
                  performance of the oil and gas
                  industry of the U.S. equity market.
                  Component companies include oil
                  drilling equipment and services, oil
                  companies-major, oil
                  companies-secondary, pipelines,
                  liquid, solid or gaseous fossil fuel
                  producers and service companies.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Pharmaceuticals: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Pharmaceuticals Index.
                  The Dow Jones U.S. Pharmaceuticals
                  Index measures the performance of
                  the pharmaceuticals subsector of the
                  U.S. equity market. Component
                  companies include the makers of
                  prescription and over-the-counter
                  drugs such as birth control pills,
                  vaccines, aspirin and cold remedies.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Precious Metals: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones Precious Metals Index. The Dow
                  Jones Precious Metals Index measures
                  the performance of the precious
                  metals mining industry. Component
                  companies include leading miners and
                  producers of gold, silver and
                  platinum-group metals whose
                  securities are available to U.S.
                  investors during U.S. trading hours.
                  It is a float-adjusted
                  market-capitalization weighted index.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Real Estate: seeks daily     ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow
                  Jones U.S. Real Estate Index
                  measures the performance of the real
                  estate sector of the U.S. equity
                  market. Component companies include
                  those that invest directly or
                  indirectly through development,
                  management or ownership of shopping
                  malls, apartment buildings and
                  housing developments; and real
                  estate investment trusts ("REITs")
                  that invest in apartments, office
                  and retail properties. REITs are
                  passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Semiconductor: seeks         ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Semiconductosr Index. The
                  Dow Jones U.S. Semiconductors Index
                  measures the performance of the
                  semiconductor subsector of the U.S.
                  equity market. Component companies
                  are engaged in the production of
                  semiconductors and other integrated
                  chips, as well as other related
                  products such as semiconductor
                  capital equipment and mother-boards.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Technology: seeks daily      ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Technology Index. The Dow Jones
                  U.S. Technology Index measures the
                  performance of the technology
                  industry of the U.S. equity market.
                  Component companies include those
                  involved in computers and office
                  equipment, software, communications
                  technology, semiconductors,
                  diversified technology services and
                  Internet services.
    ------------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Telecommunications: seeks   ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Telecommunications Index.
                  The Dow Jones U.S.
                  Telecommunications Index measures
                  the performance of the
                  telecommunications industry of the
                  U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Utilities: seeks daily      ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S.
                  equity market. Component companies
                  include electric utilities, gas
                  utilities and water utilities.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP U.S. Government Plus:       ProFund Advisors
                  seeks daily investment results,              LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the daily price
                  movement of the most recently issued
                  30-year U.S. Treasury bond ("Long
                  Bond"). In accordance with its
                  stated objective, the net asset
                  value of ProFund VP U.S. Government
                  Plus generally should decrease as
                  interest rates rise. If ProFund VP
                  U.S. Government Plus is successful
                  in meeting its objective, its net
                  asset value should gain
                  approximately one and one-quarter
                  times (125%) as much, on a
                  percentage basis, as any daily
                  increase in the price of the Long
                  Bond on a given day. Conversely, it
                  value should lose approximately one
                  and one-quarter as much, on a
                  percentage basis, as any daily
                  decrease in the price of the Long
                  Bond on a given day.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Rising Rates Opportunity:   ProFund Advisors
                  seeks daily investment results,              LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the inverse (opposite)
                  of the daily price movement of the
                  most recently issued 30-year U.S.
                  Treasury bond ("Long Bond"). In
                  accordance with its stated
                  objective, the net asset value of
                  ProFund VP Rising Rates Opportunity
                  generally should decrease as
                  interest rates fall. If ProFund VP
                  Rising Rates Opportunity is
                  successful in meeting its objective,
                  its net asset value should gain
                  approximately one and one-quarter
                  times as much, on a percentage
                  basis, as any daily decrease in the
                  Long Bond on a given day.
                  Conversely, its net asset value
                  should lose approximately one and
                  one-quarter times as much, on a
                  percentage basis, as any daily
                  increase in the price of the Long
                  Bond on a given day.
    -----------------------------------------------------------------------
     SPECIALTY    Access VP High Yield Fund: seeks to    ProFund Advisors
                  provide investment results that              LLC
                  correspond generally to the total
                  return of the high yield market
                  consistent with maintaining
                  reasonable liquidity. The Fund will
                  achieve its high yield exposure
                  primarily through credit default
                  swaps (CDSs) but may invest in high
                  yield debt instruments ("junk
                  bonds"), interest rate swap
                  agreements and futures contracts,
                  and other debt and money market
                  instruments without limitation,
                  consistent with applicable
                  regulations. Under normal market
                  conditions, the Fund will invest at
                  least 80% of its net assets in CDSs
                  and other financial instruments that
                  in combination have economic
                  characteristics similar to the high
                  yield debt market and/or in high
                  yield debt securities. The Fund
                  seeks to maintain exposure to the
                  high yield bond markets regardless
                  of market conditions and without
                  taking defensive positions in cash
                  or other instruments in anticipation
                  of an adverse climate for the high
                  yield bond markets. ProFund Advisors
                  does not conduct fundamental
                  analysis in managing the Fund.
    -----------------------------------------------------------------------
                       THE PRUDENTIAL SERIES FUND
    -----------------------------------------------------------------------
       INTER      The Prudential Series Fund - SP          Prudential
     NATIONAL     International Growth Portfolio:        Investments LLC;
      EQUITY      Seeks long-term capital                William Blair &
                  appreciation. The Portfolio invests     Company, LLC
                  primarily in stocks of large and
                  medium-sized companies located in
                  countries included in the Morgan
                  Stanley Capital International All
                  Country World Ex-U.S. Index. Under
                  normal market conditions, the
                  portfolio invests at least 80% of
                  its net assets in equity
                  securities. The Portfolio's assets
                  normally will be allocated among not
                  fewer than six different countries
                  and will not concentrate investments
                  in any particular industry. The
                  Portfolio seeks companies that
                  historically have had superior
                  growth, profitability and quality
                  relative to local markets and
                  relative to companies within the
                  same industry worldwide, and that
                  are expected to continue such
                  performance. (see information above
                  regarding limited availability of
                  this option.)
    -----------------------------------------------------------------------

      --------------------------------------------------------------------
       STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUB-ADVISOR
      --------------------------------------------------------------------
                     WELLS FARGO VARIABLE TRUST
      --------------------------------------------------------------------
       LARGE    Wells Fargo Advantage VT Equity        Wells Fargo Funds
       CAP      Income Fund: Seeks long-term capital   Management, LLC,
       VALUE    appreciation and dividend income.          adviser;
                The Portfolio invests principally in    Wells Capital
                equity securities of large-               Management
                capitalization companies, which they    Incorporated,
                define as companies with market          sub-adviser
                capitalizations of $3 billion or
                more.
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 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

 "Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Advisors L.P. or the Portfolio is VLPI's licensing to First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust Advisors L.P., the Portfolio or any investor. First Trust Advisors, L.P. has sub-licensed certain VLPI trademarks and trade names to Prudential Investments LLC. VLPI has no obligation to take the needs of First Trust Advisors L.P., Prudential Investments LLC or any investor in the Portfolio into consideration in composing the System. The Portfolio's results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for, and has not participated in, the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PORTFOLIO; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE PORTFOLIO, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PORTFOLIO."

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


 WHAT ARE THE FIXED ALLOCATIONS?

 The Fixed Allocations consist of the MVA Fixed Allocations, the DCA Fixed Rate Options used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), the Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the Fixed Allocations used with our dollar cost averaging program outside of the 6 or 12 month DCA Program in the section entitled "Do You Offer Dollar Cost Averaging?"

 MVA Fixed Allocations. We offer MVA Fixed Allocations of different durations during the accumulation period. These "MVA Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value

 Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.


 MVA Fixed Allocations are not available in Washington, Nevada, North Dakota, Maryland and Vermont. Availability of MVA Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of MVA Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, and Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

 DCA Fixed Rate Options. In addition to Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount that you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, ASAP III and APEX II to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for ASAP III, XT6 and APEX II, appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge: We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under "Summary of Contract Fees and Charges". No CDSC is deducted from ASL II Annuities. If you purchase XT6 and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program") and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Allocations), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations or the DCA Fixed Rate Option may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those assumptions.


 Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through Prudential Annuities general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit to the Fixed Allocations or the DCA Fixed Rate Option. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of purchase payments or likelihood of additional purchase payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional purchase payments where the total amount of purchase payments equal $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional purchase payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age
 75 for XT6 and age 85 for APEX II and ASL II. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "Beneficiary" Annuity
 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus. For 2009, the required minimum distribution rules under the Code are suspended for IRAs, Roth IRAs and qualified retirement plans.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional purchase payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits. Annuity Rewards is not available.
..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals, and Third Party Investment Advisor.

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Spousal assumption is only permitted to spouses as defined by federal law.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied your Annuity based on your purchase payments.


 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "the Systematic Investment Plan." purchase payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Unless you tell us otherwise, purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES? We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to ASAP III, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued between June 20, 2005 and February 12, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.


 If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity
 Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.


 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITIES?
 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the MVA Fixed Allocations, the Benefit Fixed Rate Account, and the Sub-accounts in the same percentages as purchase payments are then being allocated to your Annuity.

 Example of Applying the Loyalty Credit with respect to ASAP III.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 Example of Applying the Loyalty Credit with respect to APEX II.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four

 Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued on or after February 13, 2006 (subject to state availability):


                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1          6.50%
                                  2          5.00%
                                  3          4.00%
                                  4          3.00%
                                  5          2.00%
                                  6          1.00%
                                   7+        0.00%
                              --------------------


 For annuities issued prior to February 13, 2006:


                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.00%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                   7+       0.00%
                              --------------------


 Credits Applied to Purchase Payments for Designated Class of Annuity Owner Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all purchase payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -9.0%; Year 2 -9.0%; Year 3 -8.5%; Year 4 -8.0%; Year 5 -7.0%; Year 6 -6.0%; Year 7 -5.0%;
 Year 8 -4.0%; Year 9 -3.0%; Year 10 -2%; Year 11+ -0.0%.

 The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Inc., a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

 All other terms and conditions of the Annuity apply to Owners in the designated class.

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?
 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 Additional Purchase Payment in Annuity Year 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:

..   any XTra Credits applied to your Account Value on purchase payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back (to the extent allowed by state law);

..   the amount available under the medically-related surrender portion of the
    Annuity will not include the amount of any XTra Credits payable on purchase payments made within 12 months prior to the date of a request under the medically-related surrender provision; and
..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.

 The Account Value may be substantially reduced if Prudential Annuities takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.

 General Information about Credits
..   We do not consider Credits to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

 During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro- rata to the other investment options to which you transferred. You may not transfer Account Value to any Fixed Allocation used with a dollar cost averaging program or any DCA Fixed Rate Options. You may only allocate purchase payments to Fixed Allocations used with a dollar cost averaging program or the DCA Fixed Rate Options.


 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' Internet website (www.prudentialannuities.com).


 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month Dollar Cost Averaging Program), Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?

 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations or DCA Fixed Rate Options. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts, the Fixed Allocations or the DCA Fixed Rate Options. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
   . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years (except for the DCA Fixed Rate Options).
   . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
   . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation or a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts. This will reduce the effective rate of return on the Fixed Allocation or a DCA Fixed Rate Option over the Guarantee Period or the duration of the program, respectively.

 The Dollar Cost Averaging programs are not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities originally offered specific Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program on the APEX II product. Those 6 month/12 month Fixed Allocations were designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers commenced on the date the Fixed Allocation was established, and then proceeded each month following until the entire principal amount plus earnings was transferred. Fixed Allocations could only be established with your initial Purchase Payment or additional purchase payments. You could not transfer existing Account Value to a Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2009.

 Under our current dollar cost averaging program used with Fixed Allocations, Account Value allocated to the Fixed Allocations will be transferred to the Sub-accounts you choose. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s). Please note that under the 6 or 12 Month DCA Program (described immediately below), no Market Value Adjustment applies.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is available for contracts issued on and after May 1, 2009 (subject to applicable State approval). The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus are the only optional living benefits and the Highest Anniversary Value death benefit and the Combination 5% Roll-up + HAV death benefit are the only death benefits you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. These DCA Fixed Rate Options are distinct from the Fixed Allocations described immediately above. Most notably, transfers out of a DCA Fixed Rate Option are never subject to a Market Value Adjustment. Dollar cost averaging does not assure a profit, or protect against a loss.

 The key features of this Program are as follows:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment (including any associated credit) you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . The first transfer under the Program occurs on the day you allocate a Purchase Payment to the DCA Fixed Rate Options (unless modified to comply with State law) and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
   . If you are not participating in Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Optional Allocation and Rebalancing Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the asset transfer formula under the Highest Daily Lifetime 7 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: When a 6 or 12 Month DCA program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Optional Allocation and Rebalancing Program, which is available if you elect one of the Highest Daily Lifetime Seven (or Plus) benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      Example
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 You will receive confirmations of transactions that affect your Annuity.

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.


 HOW DO THE FIXED ALLOCATIONS WORK?

 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." (Note that the discussion in this section of Guarantee Periods is not applicable to the Benefit Fixed Rate Account and the DCA Fixed Rate Options). Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.


 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.


 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.


 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations.


 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.


 The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states, the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I)/(1+J+0.0010)]/N/365/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                            [(1 + I)/(1 + J)]/N/365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N/365/ = [1.055/1.041]/2/ = 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N/365/ = [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78.


 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a MVA Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the Fixed Allocations used with a dollar cost averaging program, the Benefit Fixed Rate Account, and the DCA Fixed Rate options). Before the Maturity Date, you may choose to renew the MVA Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that MVA Fixed Allocation's Account Value to another MVA Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a MVA Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all MVA Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value in the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).


 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or certain Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under
 Section 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA will be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.


 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code. Annuitized payments are not suspended as Required Minimum Distributions for 2009.

 Please see "Highest Daily Lifetime 7 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.


 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any XTra Credits added in conjunction with any purchase payments received after our receipt of your request for a medically-related surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional purchase payments can be made to the Annuity.

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your

 Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 Option 1
 Payments for Life: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Key Life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 2
 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 3

 Payments for Life with a Certain Period: Under this option, income is payable until the death of the Key Life. However, if the Key Life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.


 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:

   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.

   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 Fixed Annuity Payments

 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.


 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Guaranteed Return Option (GRO) /1/
 Guaranteed Return Option Plus (GRO Plus) /1/
 Guaranteed Return Option Plus 2008 (GRO Plus 2008)
 Highest Daily Guaranteed Return Option (Highest Daily GRO)
 Guaranteed Minimum Withdrawal Benefit (GMWB) /1/
 Guaranteed Minimum Income Benefit (GMIB) /1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit /1/ Highest Daily Lifetime Five Income Benefit /1/
 Highest Daily Lifetime Seven Income Benefit /2/
 Spousal Highest Daily Lifetime Seven Income Benefit /2/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit /2/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit /2/
 Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit /2/
 Highest Daily Lifetime 7 Plus Income Benefit
 Spousal Highest Daily Lifetime 7 Plus Income Benefit
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit

 (1)No longer available for new elections.
 (2)Not available for new elections if the corresponding Highest Daily Lifetime 7 Plus version is available in your state.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.

..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
    This benefit is no longer available for new elections.
..   Guaranteed Minimum Withdrawal Benefit or ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 7 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at seven percent annually. Please note that there is a maximum
    Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections.

 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).


 Termination of Existing Benefits and Election of New Benefits

 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 GUARANTEED RETURN OPTION Plus/SM/ (GRO Plus/SM/)
 GRO Plus is no longer available for election.

 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

 Key Feature - Protected Principal Value/Enhanced Protected Principal Value The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.


       . Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.


       . Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate an enhanced guarantee, any amounts held in the MVA Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in "Termination of the Benefit/ Enhanced Guarantee". Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

 Withdrawals under your Annuity
 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent purchase payments and, with respect to XT6, any Credits applied to such purchase payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any MVA Fixed Allocations up to growth attributable to the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40/(TM)/ Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Key Feature - Allocation of Account Value

 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations). The formula is set forth in Appendix M.

 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
..   if a portion of your Account Value is allocated to an MVA Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts will be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time;
..   if all of your Account Value is allocated to an MVA Fixed Allocation, then all or a portion of that amount may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and
    (iii) if neither such program is in effect, then to the AST Money Market Sub-account; and
..   a Market Value Adjustment will apply when we reallocate Account Value from an MVA Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).


 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);

..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.


..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 Election of the Benefit
 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus.

 Termination of the Benefit/Enhanced Guarantee
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

 Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 Special Considerations under the Guaranteed Return Option Plus
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Sub-accounts. No MVA Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.
..   You cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to an MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from MVA Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed
    Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Benefit
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled "Your Optional Benefit Fees and Charges"

 GUARANTEED RETURN OPTION (GRO)(R)
 GRO is no longer available for election.

 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 Key Feature - Protected Principal Value
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 Key Feature - Allocation of Account Value
 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix N. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations).


 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.

..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA
    Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
..   If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

..   Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations up to growth attributable to the MVA Fixed Allocations and thereafter pro rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 Election of the Benefit
 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO.

 Restart of the Benefit

 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed daily as a percentage of the average daily net assets of the Sub-accounts - see "Charges under the Benefit" below.


 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Benefit
 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 Special Considerations under the Guaranteed Return Option. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Sub-accounts. The MVA Fixed Allocation may not be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.
..   Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer
    Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.

..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Benefit
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.


 With respect to XT6 and APEX II, effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the benefit was elected.


 Owners who purchased an ASAP III Annuity between April 1, 2003 and
 September 30, 2003 or an ASL II Annuity between February 4, 2002 and
 November 15, 2002 (the "Promotional Period") will not be charged the 0.25% annual fee for the Guaranteed Return Option benefit (or GRO Plus if we are no longer offering GRO) if elected at any time while their Annuity is in effect.
..   Prudential Annuities will not charge the 0.25% annual fee for the entire period that the benefit remains in effect, including any extension of the benefit's maturity date resulting from the Owner's election to restart the 7-year benefit duration, regardless of when the Owner elects to participate in the Guaranteed Return Option benefit (or GRO Plus if we are no longer offering GRO).
..   Owners who complete the initial 7-year benefit duration OR terminate the benefit before the benefit's maturity date, will not be charged the 0.25% annual fee for participating in the benefit if they re-elect the Guaranteed Return Option benefit (or GRO Plus if we are no longer offering GRO) at a later date.
..   All other terms and conditions of your Annuity and the Guaranteed Return
    Option benefit (or GRO Plus if we are no longer offering GRO) apply to Owners who qualify for the waiver of the 0.25% annual fee.
..   Owners who purchase an Annuity after the completion of the Promotional
    Period do not qualify for the 0.25% annual fee waiver.

 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO Plus 2008)/SM/
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). GRO Plus 2008 is not available if you participate in any other optional living benefit. However, GRO Plus 2008 may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions.

 Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guarantee amount, and the dollar-for-dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500
    / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula itself is the same as that used for our Highest Daily GRO benefit, and is set forth in Appendix I to this Prospectus. A summary description of each AST Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond Portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula, applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows (please see Appendix I). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your

 Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Bond Portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 Election/Cancellation of the Benefit

 GRO Plus 2008 can be elected on the Issue Date of your Annuity, or at any time thereafter. You may elect GRO Plus 2008 only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New
 York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect GRO Plus 2008.


 You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. GRO Plus 2008 will terminate automatically upon:
 (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect either GRO Plus 2008 or Highest Daily GRO (or any other currently available living benefit) on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the GRO Plus 2008 benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. Upon your re-election of GRO Plus 2008 or election of Highest Daily GRO, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the Permitted Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the GRO Plus 2008 benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus 2008 benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus 2008 benefit provided that the benefit you are looking to elect is available on a post-issue basis.

 Special Considerations under GRO Plus 2008
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers between an AST bond portfolio Sub-account and your other
    Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 Charges under the Benefit
 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled "Summary of Contract Fees and Charges."

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Life Insurance Rider.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 Highest Daily GRO uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula may not be altered. However, subject to any regulatory approval, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required formula helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the Permitted Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate purchase payments to, or transfer Account Value to or from, such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolios. Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST bond portfolios. If your entire Account Value is transferred to the AST bond portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolios to the Sub-accounts and the entire Account Value would remain in the AST bond portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST bond portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST bond portfolios, if dictated by the formula.

 The amount that is transferred to and from the AST bond portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the AST bond portfolios.

 Transfers do not impact any guarantees that have already been locked-in.

 Election/Cancellation of the Benefit

 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York).


 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect either GRO Plus 2008 or Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your re-election of GRO Plus 2008 or Highest Daily GRO, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the other Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Special Considerations under Highest Daily GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 Charges under the Benefit
 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges."

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
 The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.


 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elected the GMWB benefit; however, the charge may be waived under certain circumstances described below.


 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB benefit terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
..   If you elect the GMWB benefit at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under XT6).
..   If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such purchase payments under XT6).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount.
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional purchase payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under XT6).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER GMWB
..   In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the
    Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional purchase payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB benefit does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB benefit would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
..   Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
..   Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB benefit does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.


 Election of the Benefit

 The GMWB benefit is no longer available.


 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 Termination of the Benefit
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Charges under the Benefit
..   Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year for the GMWB benefit. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and do not make any additional purchase payments after a five-year period following the effective date of the benefit, the benefit will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the benefit. After year seven (7) following the effective date of the benefit, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.


 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.


 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);

..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
 You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Benefit

 The GMIB benefit is no longer available. The Annuitant must have been age 75 or less as of the effective date of the GMIB benefit.


 Termination of the Benefit
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Benefit
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/

 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could be elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must be at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your
 Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6,
 Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elect the Lifetime Five benefit at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five benefit will be used to determine the initial Protected Withdrawal Value.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five benefit on or after March 20, 2006:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    5/th/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by 5% or more
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any

 CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to XT6). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

 Benefits Under the Lifetime Five Benefit
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

 Election of the Benefit

 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and will base any guarantees under the new benefit based on your Account Value. Any such new benefit may be more expensive.


 Termination of the Benefit
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal

 Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Initial Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).



 Key Feature - Annual Income Amount under the Spousal Lifetime Five Income
 Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Benefit
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 Termination of the Benefit
 The benefit terminates automatically when your Annual Income Amount equals zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/

 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in Appendix G to this Prospectus, we set forth the formula under which we make those asset transfers.


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to XT6).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Total Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

..   You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.


 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.


 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Mathematical Formula Component of Highest Daily Lifetime Five

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you elect the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   How long you have owned Highest Daily Lifetime Five;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account) in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Optional 90% Cap Rule Feature for the Formula Under Highest Daily Lifetime
 Five.
 If you currently participate in the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix G (page G-2).

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix G will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary.


 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 Important Considerations When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD 7)/SM/
 The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Annual Income
                                 withdrawal and purchase    Amount (5% of the
Date*              Account value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Seven Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the
    Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Mathematical Formula Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our mathematical formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix J to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Rule), see discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary (and in some instances, could be large), as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option

 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). You may choose Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. You must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime Seven. Highest Daily Lifetime Seven with Beneficiary Income Option is only available in states that have not yet approved Highest Daily Lifetime 7 Plus with Beneficiary Income Option. If you terminate your Highest Daily Lifetime Seven benefit to elect the Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin new guarantees under the Highest Daily Lifetime Seven with BIO benefit based on the Account Value as of the date the new benefit becomes active. This benefit may be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.


 Highest Daily Lifetime Seven/SM/ with Lifetime Income Accelerator

 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). Highest Daily Lifetime Seven with Lifetime Income Accelerator is only available in states where Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator is not yet approved. Highest Daily Lifetime Seven with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who is between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit to elect the Highest Daily Lifetime Seven with LIA benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin the new guarantees under the Highest Daily Lifetime Seven benefit with LIA based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You may choose Highest Daily Lifetime Seven without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein. Currently, if you elect Highest Daily Lifetime Seven with LIA and subsequently terminate the benefit, you will be able to re-elect Highest Daily Lifetime Seven with LIA but all conditions of the benefit described below must be met, and you may be subject to a waiting period until you can elect this or another lifetime withdrawal benefit.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.


 Optional 90% Cap Rule Feature for Formula for Highest Daily Lifetime Seven
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula is added to Appendix J.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix J will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is only available in those states that have not yet approved Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual

 Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are:
 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Spousal Highest Daily Lifetime Seven Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity

   Year that reduced your Account Value to zero are more than the Annual Income
    Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit.
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect Spousal Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, or Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (or any other currently available living benefit) on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).


 Mathematical Formula Component of Spousal Highest Daily Lifetime Seven

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Rule), see the discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.


 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned Spousal Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 Spousal Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option

 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may choose Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). If you elect Spousal Highest Daily Lifetime Seven without the Beneficiary Income Option and would like to add this feature later, you must terminate the Spousal Highest Daily Lifetime Seven benefit and elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option. Spousal Highest Daily Lifetime Seven with Beneficiary Income Option is only available in those states where Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is not yet approved. If you terminate your Spousal Highest Daily Lifetime Seven benefit to elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit, and will begin new guarantees under the Spousal Highest Daily Lifetime Seven with BIO based on the Account Value as of the date the new benefit becomes active.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 Optional 90% Cap Rule Feature for Spousal Highest Daily Lifetime Seven

 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula appears in Appendix J of this prospectus.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in appendix J will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to

 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing The New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HD 7 Plus)/SM/
 Highest Daily Lifetime 7 Plus is offered as a replacement to Highest Daily Lifetime Seven in those jurisdictions where we have received regulatory approval. Currently, if you elect Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another lifetime benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 7 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options"
 section in this prospectus.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the

 Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   Highest Daily Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**         Highest Daily Value)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:


      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250


 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.


 Election of and Designations under the Benefit
 For Highest Daily Lifetime 7 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Highest Daily Lifetime 7 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in Elections of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix K.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.


 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

..   On March 20, 2009 - (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 7 Plus and existing Annuities that elect Highest Daily Lifetime 7 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;


..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income Option without Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit may be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 Highest Daily Lifetime 7 Plus/SM/ with Lifetime Income Accelerator
 We offer another version of Highest Daily Lifetime 7 Plus that we call Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 7 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 7 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SHD7 Plus)/SM/

 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must be elected based on two Designated Lives, as described below. The youngest Designated Life must be at least 50 years old and the oldest Designated Life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.


 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected

 Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   Highest Daily Value
                                     (adjusted with      Adjusted Annual Income
                                 withdrawal and purchase   Amount (5% of the
Date*              Account value       payments)**        Highest Daily Value)
-----              ------------- ----------------------- ----------------------
November 25, 2009   $119,000.00     $      119,000.00          $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95          $5,699.35
November 30, 2009   $113,000.00     $      113,986.95          $5,699.35
December 01, 2009   $119,000.00     $      119,000.00          $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Spousal Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent

   Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.


 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime 7 Plus can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime 7 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elected based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.


 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. If you elect Spousal Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Spousal Highest Daily Lifetime 7 Plus benefit and elect the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect the Spousal Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a

 Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to XT6, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your purchase payments. (See "How are Credits Applied to My Account Value".)


 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant.


 For ASAP III, APEX II and XT6 Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:
..   The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals.

..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6).


 For ASL II Annuities issued before July 21, 2008, where death occurs before the decedent's age 85, the basic Death Benefit is the greater of:
..   The sum of all purchase payments less the sum of all proportional withdrawals.

..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

 For ASL II Annuities issued before July 21, 2008 where death occurs after the decedent's age 85, the Death Benefit is (a) your Account Value (for Annuities other than those issued in New York) or (b) your Account Value in the Sub-accounts plus your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (for Annuities issued in New York only).

 For ASL II Annuities issued on or after July 21, 2008 the basic Death Benefit is the greater of:

..   The sum of all purchase payments less the sum of all proportional withdrawals.

..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.


 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus, or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit. With respect to XT6, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your purchase payments.


 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 Enhanced Beneficiary Protection Optional Death Benefit

 The Enhanced Beneficiary Protection Optional Death Benefit is no longer available for new elections. It provides additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.


 The Enhanced Beneficiary Protection Optional Death Benefit provided a benefit payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner had to be age 75 or less at the time the benefit was purchased. If an Annuity has joint Owners, the oldest Owner had to be age 75 or less. If an Annuity is owned by an entity, the Annuitant had to be age 75 or less.


 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchased the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all purchase payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all purchase payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.


 The Enhanced Beneficiary Protection Optional Death Benefit was offered in those jurisdictions where we received regulatory approval. Certain terms and conditions may differ between jurisdictions. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit was not available if you elected the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, the Spousal Lifetime Five Income Benefit Spousal Highest Daily Lifetime Seven or Highest Daily Lifetime Seven with BIO.


 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Highest Anniversary Value Death Benefit is not available if you have elected the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.


 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

 MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6) made after the Death Benefit Target Date;

 MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of XT6, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits. In the case of XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.


 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6) since such anniversary.

   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6)

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.


 If you elected this benefit, you must allocate your Account Value in accordance with the permitted and available option(s) with this benefit.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).


       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit was not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity. .
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Credits in the case of XT6) since such date. .
   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6). .
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 What are the charges for the optional Death Benefits?

 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.


 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 What is the Annuity Rewards Benefit in ASAP III, APEX II and XT6?

 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:


       . your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.


 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the higher amount.


 Annuity Rewards is not available under ASL II or if your Annuity is held as a Beneficiary Annuity.

 Who is eligible for the Annuity Rewards benefit?
 Owners can elect the Annuity Rewards Death Benefit enhancement when the original CDSC period is over. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)

 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or

   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death.


 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or

   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.


 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 Under the Beneficiary Continuation Option:


..   The beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option.
..   The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.

..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.

..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
..   No additional purchase payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity

 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity, (if available under your Annuity) the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 Are there any exceptions to these rules for paying the Death Benefit?

 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.


 When do you determine the Death Benefit?

 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.


 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?

 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a MVA Fixed Allocation (if withdrawn or transferred) on that day.


 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?

 During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor. In addition to MVA Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated.


 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.


 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). In addition, we currently have an arrangement with Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM and Merrill Lynch may be terminated in certain circumstances.


 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to XT6) and issue an Annuity within two
 (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional purchase payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information. We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.


 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www. prudentialannuities.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.

 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to ASAP III and XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity Contract is issued to the Contract Owner. For Annuity Contracts issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Please refer to your Annuity Contract for the maximum Annuity Date.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant.

 Reporting and Withholding on Distributions Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified Annuity.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2009 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 The rollover rules applicable to non-spouse beneficiaries under the Code are more restrictive than the rollover rules applicable to owner/participants and spouse beneficiaries. Generally, non-spouse beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or IRA, and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to a Beneficiary IRA.


 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.


 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2009 ($46,000 in 2008) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2009, this limit is $245,000 ($230,000 for 2008);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2009 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan , other than a Roth 401(k) or Roth 403(b) distribution, to a Roth IRA.

 Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA, subject to the same income limits. However, it is our understanding of the Code that non-spouse beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2009. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010.

 Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of

 December 31 of the prior year, but is determined without regard to other contracts you may own. If you have previously elected the Minimum Distribution Option to satisfy your required minimum distributions, we will continue to make such distributions to you in 2009 based on this methodology, unless you tell us not to make a 2009 distribution.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
    Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by
    December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the six year anniversary of the date of death.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis: . For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and . For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans.
 If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans.
 Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS PRUDENTIAL ANNUITIES?

 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the laws of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.


 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2008, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.


 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of

 Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 Separate Account B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".

 Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the purchase payments you make to us.

 Separate Account D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 Material Conflicts

 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to Prudential Annuities
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 Prudential Annuities and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially. In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.75% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2008, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $750 to approximately $1,138,481. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

 Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 7.0% for ASAP III, 6.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.


 A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria, in certain Prudential Annuities products.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.

   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2008) received payment with respect to annuity business during 2008 (or as to which a payment amount was accrued during 2008). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2008, the least amount paid, and greatest amount paid, were $3,106 and $7,256,316 respectively.


 Name of Firm:




 1717 Capital Management Co.              American Financial Associates            BancorpSouth Investment Services, Inc.
 1st Global Capital Corp.                 American General Securities              BCG Securities, Inc.
 A. G. Edwards & Sons, Inc.               American Independent Securities          Beneficial Investment Services Inc
 Advantage Capital                        Group, LLC                               Berthel Fisher & Company
 Advisory Group Equity Services Agency    American Portfolios Financial Services   BFT Financial Group, LLC
 AIG Retirement Advisors                  Ameriprise Advisor Services, Inc.        Brecek & Young Advisors, Inc.
 AIG Financial Advisors, Inc.             Ameritas Investment Corp.                Broker Dealer Financial Services
 Allegheny Investments Ltd.               Associated Securities Corp.              BrokersXpress LLC
 Allmax Financial Solutions, LLC          AXA Advisors, LLC                        Brookstone Securities, Inc.
 Allstate Financial Services, LLC         Bancnorth Investment Group, Inc.         Cadaret, Grant & Co., Inc.

 Calton & Associates, Inc.              ING Financial Partners, Inc.             ProEquities, Inc.
 Cambridge Investment Research          Institutional Securities Corp.           Professional Asset Management
 Cambridge Legacy Securities, LLC       Intercarolina Financial Services         QA3 Financial Corp.
 Cantella & Co., Inc.                   InterSecurities, Inc.                    Questar Capital Corporation
 Capital Analysts                       Intervest International Equities Corp.   R. Seelaus & Company Inc
 Capital Financial Services, Inc.       Invest Financial Corporation             Raymond James & Associates, Inc.
 Capital Investment Group, Inc.         Investacorp                              Raymond James Financial Services
 Capital One Investments, LLC           Investment Centers of America            RBC Dain Rauscher, Inc.
 Centaurus Financial, Inc.              Investment Professionals                 Regency Securities, Inc.
 CFD Investments, Inc.                  Investors Capital Corporation            Resource Horizons Group
 Citigroup Global Markets, Inc.         J.J.B. Hilliard Lyons, Inc.              Robert W. Baird & Co., Inc.
 City Securities Corp.                  J.P. Turner & Company, LLC               Royal Alliance Associates, Inc.
 Commonwealth Financial Network         J.W. Cole Financial, Inc.                Sage Rutty & Co., Inc.
 Community Bankers Securities           Janney Montgomery Scott, LLC.            Sammons Securities Co., LLC
 Comprehensive Asset Management         KCD Financial, Inc.                      Scottsdale Capital Advisors
 Crown Capital Securities, LP           Key Investment Services LLC              Securian Financial Services, Inc.
 CUE                                    KMS Financial Services, Inc.             Securities America, Inc.
 CUNA Brokerage Services, Inc.          LaSalle St. Securities, LLC              Securities Service Network, Inc.
 CUSO Financial Services, LP            Legend Equities Corporation              Sigma Financial Corporation
 Dalton Strategic Inv. Svcs. Inc        Legg Mason Wood Walker, Inc.             Signator Investors, Inc.
 David A. Noyes & Company               Lincoln Financial Advisors               SII Investments, Inc.
 Eagle One Investments, LLC             Lincoln Financial Securities             SMH Capital, Inc.
 EDI Financial                          Corporation                              Source Capital Group, Inc.
 Ensemble Financial Services Inc        Lincoln Investment Planning              Southwest Securities, Inc.
 ePLANNING Securities, Inc.             Lombard Securities, Inc.                 Stifel Nicolaus & Co., Inc.
 Equity Services, Inc.                  LPL Financial Corporation                Summit Brokerage Services, Inc.
 Essex National Securities, Inc.        M Holdings Securities, Inc               Summit Equities, Inc.
 Ferris Baker Watts, Inc.               McClurg Capital Corporation              Sunset Financial Services, Inc.
 FFP Securities, Inc.                   McGinn, Smith & Co., INC.                Synergy Investment Group, LLC
 Financial Network Investment Corp.     Medallion Investment Services            TFS Securities, Inc.
 Financial Planning Consultants         Merrill Lynch                            The Investment Center, Inc.
 Financial West Group                   Metropolitan Life Insurance Co.          The Leaders Group, Inc.
 Fintegra, LLC                          Michigan Securities, Inc.                Tower Square Securities, Inc.
 First Allied Securities, Inc.          MML Investors Services, Inc.             Traderight Securities
 First Brokerage America, LLC           Money Concepts Capital Corp.             Transamerica Financial Advisors
 First Montauk Securities Corp.         Moors & Cabot, Inc.                      Triad Advisors, Inc.
 First Wall Street Corp.                Morgan Keegan & Company                  Trinity Wealth Securities, LLC
 First Western Advisors                 Morgan Stanley & Co Incorporated         Trustmont Financial Group, Inc.
 Fortune Financial Services, Inc.       Multi-Financial Securities Corp.         UBS Financial Services, Inc.
 Founders Financial Securities LLC      Mutual Service Corporation               United Planners Financial Services of
 FSC Securities Corp.                   National Financial LLD                   America
 FSICGarden State Securities, Inc.      National Planning Corporation            USA Financial Securities Corp.
 Gary Goldberg & Co., Inc.              National Retirement Partners             UVEST Financial Services Group, Inc.
 Geneos Wealth Management, Inc.         National Securities Corp.                Vanderbilt Securities
 Genworth Financial Securities Corp.    Next Financial Group, Inc.               Wachovia Securities Financial
 Girard Securities, Inc.                NFP Securities, Inc.                     Network, LLC
 Great American Advisors, Inc.          North Ridge Securities Corp.             Wachovia Securities, Inc. (PCG)/PSI
 GunnAllen Financial, Inc.              NYLIFE Securities, Inc.                  Wachovia Securities,LLC(BA)
 GWN Securities, Inc.                   OneAmerica Securities, Inc.              Wall Street Financial Group
 H. Beck, Inc.                          Oppenheimer & Co., Inc. (Fahnestock)     Walnut Street Securities, Inc.
 H.D. Vest Investment                   Pacific West Securities, Inc.            Waterford Investor Services, Inc.
 Hantz Financial Services, Inc.         Packerland Brokerage Services, Inc.      Waterstone Financial Group, Inc.
 Harbour Investments, Inc.              Park Avenue Securities, LLC              Wayne Hummer Investments LLC
 HBW Securities LLC                     Penn Plaza Brokerage, Ltd.               Webster Investment Services, Inc.
 Hornor, Townsend & Kent, Inc.          Penrod & Company                         Wells Fargo Investments, LLC
 Howe Barnes Hoefer & Arnett Inc        PNC Investments, LLC                     Wescom Financial Services LLC
 IFMG Securities, Inc.                  Presidential Brokerage, Inc.             Woodbury Financial Services, Inc.
 IMS Securities                         Prime Capital Services, Inc.             World Equity Group, Inc.
 Independent Financial Grp, LLC         PrimeVest Financial Services, Inc.       World Group Securities, Inc.
 Infinex Investments, Inc.              Princor Financial Services Corp.         WRP Investments, Inc.
-                                      -

 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities. Prudential Financial has announced its intention to divest its interest in Wachovia Securities.

 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee benefits offered by Wachovia Securities.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 FINANCIAL STATEMENTS

 The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.


 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, Monday through Friday, or our telephone automated response system at 1-800-766-4530.

..   writing to us via regular mail at Prudential Annuities, P.O. Box 7960,
    Philadelphia, PA 19176 OR for express mail Prudential Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings.

 We have substantially completed a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of Prudential Annuities by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired Prudential Annuities from Skandia Insurance Company Ltd. (publ) ("Skandia").

 On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the Investment Managers of Advanced Series Trust, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of Advanced Series Trust and the Staff of the SEC. Prudential Investments LLC, the other Investment Manager of Advanced Series Trust, is not involved in the settlements.

 During the third quarter of 2004, we identified a system-generated calculation error in our annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to us associated with remediation, breakage and other costs. Our consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. We contacted state insurance regulators and commenced Phase I of our outreach to customers on November 12, 2007. Phase II commenced June 6, 2008. Phase III commenced December 5, 2008. A final phase is expected to rollout in April of 2009. We have advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to February 2008, thirty-one complaints were filed in 17th Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against us and in certain of the cases the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. Thirty of the thirty-one lawsuits settled in December 2008. Skandia has indemnified us for the thirty settled matters, but has reserved the right to seek reimbursement of a portion of the total indemnified settlement amount pursuant to the provisions of the Acquisition Agreement.

 Our litigation and regulatory matters are subject to many uncertainties, and given its complexity and scope, their outcome cannot be predicted. It is possible that results of operations or cash flow of Prudential Annuities in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc. How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
   Ending the Offer
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

 Unit Prices And Numbers Of Units. The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st/ of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2009.

 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.

 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.

                                    ASAP III
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.25%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2000 to 12/31/2000                           --            $8.99             33,897
    01/01/2001 to 12/31/2001                        $8.99            $6.86            136,976
    01/01/2002 to 12/31/2002                        $6.86            $5.53            153,652
    01/01/2003 to 12/31/2003                        $5.53            $7.13            362,254
    01/01/2004 to 12/31/2004                        $7.13            $8.24            553,542
    01/01/2005 to 12/31/2005                        $8.24            $9.04          1,051,555
    01/01/2006 to 12/31/2006                        $9.04           $10.96          1,002,727
    01/01/2007 to 12/31/2007                       $10.96           $11.84            985,495
    01/01/2008 to 12/31/2008                       $11.84            $6.85            614,606
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2000 to 12/31/2000                           --           $18.68              6,782
    01/01/2001 to 12/31/2001                       $18.68           $14.10              5,277
    01/01/2002 to 12/31/2002                       $14.10           $10.35              7,064
    01/01/2003 to 12/31/2003                       $10.35           $14.32          1,166,396
    01/01/2004 to 12/31/2004                       $14.32           $16.42          1,953,908
    01/01/2005 to 12/31/2005                       $16.42           $18.90          2,113,594
    01/01/2006 to 12/31/2006                       $18.90           $22.58          1,664,525
    01/01/2007 to 12/31/2007                       $22.58           $26.55          1,428,930
    01/01/2008 to 12/31/2008                       $26.55           $13.05            942,837

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2000 to 12/31/2000                               --            $8.08             20,311
    01/01/2001 to 12/31/2001                            $8.08            $5.41             29,954
    01/01/2002 to 12/31/2002                            $5.41            $4.43             32,967
    01/01/2003 to 12/31/2003                            $4.43            $5.86             91,736
    01/01/2004 to 12/31/2004                            $5.86            $7.01            233,045
    01/01/2005 to 12/31/2005                            $7.01            $7.87            402,498
    01/01/2006 to 12/31/2006                            $7.87            $9.90            593,100
    01/01/2007 to 12/31/2007                            $9.90           $11.52            794,549
    01/01/2008 to 12/31/2008                           $11.52            $6.37            641,680
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    01/01/2000 to 12/31/2000                               --            $9.72             23,151
    01/01/2001 to 12/31/2001                            $9.72            $8.64             49,536
    01/01/2002 to 12/31/2002                            $8.64            $7.48             46,925
    01/01/2003 to 12/31/2003                            $7.48            $9.40            123,219
    01/01/2004 to 12/31/2004                            $9.40           $10.98            213,485
    01/01/2005 to 12/31/2005                           $10.98           $11.67            218,706
    01/01/2006 to 12/31/2006                           $11.67           $14.32            349,460
    01/01/2007 to 12/31/2007                           $14.32           $15.47            339,584
    01/01/2008 to 12/31/2008                           $15.47           $10.09            263,096
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                               --           $20.25                978
    01/01/2001 to 12/31/2001                           $20.25           $18.70              2,439
    01/01/2002 to 12/31/2002                           $18.70           $12.12              6,331
    01/01/2003 to 12/31/2003                           $12.12           $17.38            145,364
    01/01/2004 to 12/31/2004                           $17.38           $15.97            107,136
    01/01/2005 to 12/31/2005                           $15.97           $16.00            126,824
    01/01/2006 to 12/31/2006                           $16.00           $17.80            111,114
    01/01/2007 to 12/31/2007                           $17.80           $18.83            118,021
    01/01/2008 to 12/31/2008                           $18.83           $12.09            187,342
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                               --            $9.17             35,743
    01/01/2001 to 12/31/2001                            $9.17            $6.48             41,602
    01/01/2002 to 12/31/2002                            $6.48            $4.71             44,611
    01/01/2003 to 12/31/2003                            $4.71            $6.86            258,089
    01/01/2004 to 12/31/2004                            $6.86            $7.41            293,384
    01/01/2005 to 12/31/2005                            $7.41            $7.35            267,925
    01/01/2006 to 12/31/2006                            $7.35            $7.82            344,893
    01/01/2007 to 12/31/2007                            $7.82            $9.17            382,635
    01/01/2008 to 12/31/2008                            $9.17            $5.20            242,993
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2000 to 12/31/2000                               --            $9.08                243
    01/01/2001 to 12/31/2001                            $9.08            $7.12             10,912
    01/01/2002 to 12/31/2002                            $7.12            $4.98             25,040
    01/01/2003 to 12/31/2003                            $4.98            $8.33            859,909
    01/01/2004 to 12/31/2004                            $8.33           $10.12          1,169,995
    01/01/2005 to 12/31/2005                           $10.12           $10.94          1,386,930
    01/01/2006 to 12/31/2006                           $10.94           $12.20          1,165,926
    01/01/2007 to 12/31/2007                           $12.20           $13.39          1,078,773
    01/01/2008 to 12/31/2008                           $13.39            $7.39            767,197

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2000 to 12/31/2000                                       --           $11.41             15,339
    01/01/2001 to 12/31/2001                                   $11.41           $12.06             33,608
    01/01/2002 to 12/31/2002                                   $12.06           $10.79             66,744
    01/01/2003 to 12/31/2003                                   $10.79           $14.47            962,965
    01/01/2004 to 12/31/2004                                   $14.47           $16.64          1,293,786
    01/01/2005 to 12/31/2005                                   $16.64           $17.52          1,484,713
    01/01/2006 to 12/31/2006                                   $17.52           $20.77          1,198,255
    01/01/2007 to 12/31/2007                                   $20.77           $19.36          1,176,566
    01/01/2008 to 12/31/2008                                   $19.36           $13.44            760,721
---------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.69                124
    01/01/2003 to 12/31/2003                                    $7.69           $10.89            131,066
    01/01/2004 to 12/31/2004                                   $10.89           $13.13            138,078
    01/01/2005 to 12/31/2005                                   $13.13           $13.12            187,207
    01/01/2006 to 12/31/2006                                   $13.12           $15.54            201,904
    01/01/2007 to 12/31/2007                                   $15.54           $12.62            180,260
    01/01/2008 to 07/18/2008                                   $12.62           $11.59                  0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                                       --            $7.03              2,473
    01/01/2001 to 12/31/2001                                    $7.03            $4.15             17,882
    01/01/2002 to 12/31/2002                                    $4.15            $2.98             28,812
    01/01/2003 to 12/31/2003                                    $2.98            $3.87          1,535,565
    01/01/2004 to 12/31/2004                                    $3.87            $4.44          2,232,502
    01/01/2005 to 12/31/2005                                    $4.44            $4.60          2,666,931
    01/01/2006 to 12/31/2006                                    $4.60            $4.83          2,231,991
    01/01/2007 to 12/31/2007                                    $4.83            $5.69          2,097,846
    01/01/2008 to 12/31/2008                                    $5.69            $3.32          1,540,597
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                                       --            $9.71             36,882
    01/01/2001 to 12/31/2001                                    $9.71            $7.11             51,711
    01/01/2002 to 12/31/2002                                    $7.11            $4.83             56,712
    01/01/2003 to 12/31/2003                                    $4.83            $6.23            371,267
    01/01/2004 to 12/31/2004                                    $6.23            $7.14            555,160
    01/01/2005 to 12/31/2005                                    $7.14            $8.00            771,461
    01/01/2006 to 12/31/2006                                    $8.00            $9.01            697,877
    01/01/2007 to 12/31/2007                                    $9.01           $10.88            971,242
    01/01/2008 to 12/31/2008                                   $10.88            $6.10            610,828
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2000 to 12/31/2000                                       --           $12.13             16,574
    01/01/2001 to 12/31/2001                                   $12.13           $11.62             56,219
    01/01/2002 to 12/31/2002                                   $11.62           $10.26             69,657
    01/01/2003 to 12/31/2003                                   $10.26           $13.82            781,348
    01/01/2004 to 12/31/2004                                   $13.82           $16.76          1,116,503
    01/01/2005 to 12/31/2005                                   $16.76           $18.55          1,303,740
    01/01/2006 to 12/31/2006                                   $18.55           $20.28          1,086,861
    01/01/2007 to 12/31/2007                                   $20.28           $20.66            975,347
    01/01/2008 to 12/31/2008                                   $20.66           $11.78            570,591

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                             --            $8.68             30,915
    01/01/2001 to 12/31/2001                          $8.68            $7.14             56,649
    01/01/2002 to 12/31/2002                          $7.14            $4.53             61,001
    01/01/2003 to 12/31/2003                          $4.53            $6.06            200,264
    01/01/2004 to 12/31/2004                          $6.06            $6.49            214,092
    01/01/2005 to 12/02/2005                          $6.49            $7.48                  0
-----------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    01/01/2000 to 12/31/2000                             --           $10.07             12,895
    01/01/2001 to 12/31/2001                         $10.07            $9.72             26,857
    01/01/2002 to 12/31/2002                          $9.72            $7.61             38,982
    01/01/2003 to 12/31/2003                          $7.61           $10.21            140,873
    01/01/2004 to 12/31/2004                         $10.21           $11.63            256,401
    01/01/2005 to 12/31/2005                         $11.63           $12.11            192,419
    01/01/2006 to 12/31/2006                         $12.11           $13.66            174,411
    01/01/2007 to 12/31/2007                         $13.66           $13.86            156,606
    01/01/2008 to 12/31/2008                         $13.86            $8.47            191,791
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    01/01/2000 to 12/31/2000                             --           $11.24                  0
    01/01/2001 to 12/31/2001                         $11.24           $11.18              1,879
    01/01/2002 to 12/31/2002                         $11.18           $10.42              4,994
    01/01/2003 to 12/31/2003                         $10.42           $13.75             75,013
    01/01/2004 to 12/31/2004                         $13.75           $17.81            192,336
    01/01/2005 to 12/31/2005                         $17.81           $23.11            254,041
    01/01/2006 to 12/31/2006                         $23.11           $26.44            291,510
    01/01/2007 to 12/31/2007                         $26.44           $36.68            378,258
    01/01/2008 to 12/31/2008                         $36.68           $18.12            317,719
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                             --            $8.46             97,356
    01/01/2001 to 12/31/2001                          $8.46            $7.12            106,762
    01/01/2002 to 12/31/2002                          $7.12            $4.86            106,056
    01/01/2003 to 12/31/2003                          $4.86            $5.93            263,698
    01/01/2004 to 12/31/2004                          $5.93            $6.19            326,194
    01/01/2005 to 12/31/2005                          $6.19            $7.12            512,014
    01/01/2006 to 12/31/2006                          $7.12            $7.43            608,747
    01/01/2007 to 12/31/2007                          $7.43            $7.94            919,355
    01/01/2008 to 12/31/2008                          $7.94            $4.66          1,074,328
-----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2000 to 12/31/2000                             --            $9.68              3,089
    01/01/2001 to 12/31/2001                          $9.68            $7.48             47,656
    01/01/2002 to 12/31/2002                          $7.48            $5.31            112,701
    01/01/2003 to 12/31/2003                          $5.31            $6.44            893,170
    01/01/2004 to 12/31/2004                          $6.44            $7.04            791,823
    01/01/2005 to 12/31/2005                          $7.04            $7.39          1,025,239
    01/01/2006 to 12/31/2006                          $7.39            $8.01            758,550
    01/01/2007 to 12/31/2007                          $8.01            $9.10            686,498
    01/01/2008 to 12/31/2008                          $9.10            $5.72            700,352

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2000 to 12/31/2000                               --           $10.09            114,992
    01/01/2001 to 12/31/2001                           $10.09            $7.80            182,904
    01/01/2002 to 12/31/2002                            $7.80            $6.50            228,033
    01/01/2003 to 12/31/2003                            $6.50            $8.46          4,075,719
    01/01/2004 to 12/31/2004                            $8.46            $9.67          5,717,404
    01/01/2005 to 12/31/2005                            $9.67           $10.20          7,048,023
    01/01/2006 to 12/31/2006                           $10.20           $10.80          5,983,458
    01/01/2007 to 12/31/2007                           $10.80           $12.26          5,638,342
    01/01/2008 to 12/31/2008                           $12.26            $6.82          3,539,119
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    01/01/2000 to 12/31/2000                               --            $7.90            235,747
    01/01/2001 to 12/31/2001                            $7.90            $5.33            404,404
    01/01/2002 to 12/31/2002                            $5.33            $3.69            405,437
    01/01/2003 to 12/31/2003                            $3.69            $4.57            604,491
    01/01/2004 to 12/31/2004                            $4.57            $4.68            733,920
    01/01/2005 to 12/31/2005                            $4.68            $4.77            657,831
    01/01/2006 to 12/31/2006                            $4.77            $5.18            791,152
    01/01/2007 to 12/31/2007                            $5.18            $5.84          1,134,004
    01/01/2008 to 12/31/2008                            $5.84            $3.44            756,326
-------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    01/01/2000 to 12/31/2000                               --            $9.83                442
    01/01/2001 to 12/31/2001                            $9.83            $9.17              1,696
    01/01/2002 to 12/31/2002                            $9.17            $7.67              7,126
    01/01/2003 to 12/31/2003                            $7.67            $9.58             85,554
    01/01/2004 to 12/31/2004                            $9.58           $11.18            191,637
    01/01/2005 to 12/31/2005                           $11.18           $12.07            242,790
    01/01/2006 to 12/31/2006                           $12.07           $14.51            524,592
    01/01/2007 to 12/31/2007                           $14.51           $14.50            421,188
    01/01/2008 to 12/31/2008                           $14.50            $8.98            486,765
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    01/01/2001 to 12/31/2001                               --            $9.64                  0
    01/01/2002 to 12/31/2002                            $9.64            $7.14             37,810
    01/01/2003 to 12/31/2003                            $7.14            $8.89            137,293
    01/01/2004 to 12/31/2004                            $8.89            $9.66            194,363
    01/01/2005 to 12/02/2005                            $9.66           $10.72                  0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2001 to 12/31/2001                               --           $10.05             18,453
    01/01/2002 to 12/31/2002                           $10.05            $8.61             82,054
    01/01/2003 to 12/31/2003                            $8.61           $10.91            453,569
    01/01/2004 to 12/31/2004                           $10.91           $12.28            603,508
    01/01/2005 to 12/31/2005                           $12.28           $12.79            635,233
    01/01/2006 to 12/31/2006                           $12.79           $15.33            815,109
    01/01/2007 to 12/31/2007                           $15.33           $14.60            776,427
    01/01/2008 to 12/31/2008                           $14.60            $8.38            424,531

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    01/01/2000 to 12/31/2000                                            --           $11.57             16,557
    01/01/2001 to 12/31/2001                                        $11.57           $11.75             16,487
    01/01/2002 to 12/31/2002                                        $11.75           $11.91             25,464
    01/01/2003 to 12/31/2003                                        $11.91           $16.17            149,582
    01/01/2004 to 12/31/2004                                        $16.17           $22.03            281,181
    01/01/2005 to 12/31/2005                                        $22.03           $24.98            223,265
    01/01/2006 to 12/31/2006                                        $24.98           $33.72            265,912
    01/01/2007 to 12/31/2007                                        $33.72           $26.66            201,539
    01/01/2008 to 12/31/2008                                        $26.66           $17.10            163,226
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    01/01/2000 to 12/31/2000                                            --            $9.46              9,941
    01/01/2001 to 12/31/2001                                         $9.46            $8.41             39,414
    01/01/2002 to 12/31/2002                                         $8.41            $6.59             90,506
    01/01/2003 to 12/31/2003                                         $6.59            $8.28            554,156
    01/01/2004 to 12/31/2004                                         $8.28            $8.99            642,882
    01/01/2005 to 12/31/2005                                         $8.99            $9.20            851,019
    01/01/2006 to 12/31/2006                                         $9.20           $10.23            842,745
    01/01/2007 to 12/31/2007                                        $10.23           $10.31            958,429
    01/01/2008 to 12/31/2008                                        $10.31            $6.24            452,522
--------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    01/01/2000 to 12/31/2000                                            --            $9.36             70,887
    01/01/2001 to 12/31/2001                                         $9.36            $8.47            113,372
    01/01/2002 to 12/31/2002                                         $8.47            $6.70            124,168
    01/01/2003 to 12/31/2003                                         $6.70            $8.52            339,653
    01/01/2004 to 12/31/2004                                         $8.52            $9.48            613,910
    01/01/2005 to 12/31/2005                                         $9.48            $9.79            626,417
    01/01/2006 to 12/31/2006                                         $9.79           $11.30            579,491
    01/01/2007 to 12/31/2007                                        $11.30           $11.15            493,545
    01/01/2008 to 12/31/2008                                        $11.15            $7.18            440,398
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2000 to 12/31/2000                                            --           $10.53             34,439
    01/01/2001 to 12/31/2001                                        $10.53           $10.35            205,232
    01/01/2002 to 12/31/2002                                        $10.35            $7.84            142,152
    01/01/2003 to 12/31/2003                                         $7.84           $10.25          3,076,626
    01/01/2004 to 12/31/2004                                        $10.25           $11.24          4,119,501
    01/01/2005 to 12/31/2005                                        $11.24           $11.63          5,200,125
    01/01/2006 to 12/31/2006                                        $11.63           $13.46          3,863,961
    01/01/2007 to 12/31/2007                                        $13.46           $13.98          3,567,122
    01/01/2008 to 12/31/2008                                        $13.98            $8.19          2,148,857
--------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2000 to 12/31/2000                                            --           $10.32              8,596
    01/01/2001 to 12/31/2001                                        $10.32            $9.31             44,212
    01/01/2002 to 12/31/2002                                         $9.31            $7.59             44,419
    01/01/2003 to 12/31/2003                                         $7.59            $8.99            204,589
    01/01/2004 to 12/31/2004                                         $8.99           $10.25            417,314
    01/01/2005 to 12/31/2005                                        $10.25           $10.77            694,885
    01/01/2006 to 12/31/2006                                        $10.77           $12.60            680,203
    01/01/2007 to 12/31/2007                                        $12.60           $12.07            680,350
    01/01/2008 to 12/31/2008                                        $12.07            $6.97            649,783

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    01/01/2000 to 12/31/2000                                              --           $10.14             30,678
    01/01/2001 to 12/31/2001                                          $10.14            $8.84             38,208
    01/01/2002 to 12/31/2002                                           $8.84            $7.38             34,451
    01/01/2003 to 12/31/2003                                           $7.38            $8.71             61,801
    01/01/2004 to 12/31/2004                                           $8.71            $9.55             78,619
    01/01/2005 to 12/31/2005                                           $9.55           $10.09             80,895
    01/01/2006 to 12/31/2006                                          $10.09           $11.07             97,906
    01/01/2007 to 12/31/2007                                          $11.07           $11.15            378,693
    01/01/2008 to 12/31/2008                                          $11.15            $9.07          2,914,005
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    01/01/2000 to 12/31/2000                                              --            $9.87              1,725
    01/01/2001 to 12/31/2001                                           $9.87            $9.38              4,905
    01/01/2002 to 12/31/2002                                           $9.38            $8.36              5,490
    01/01/2003 to 12/31/2003                                           $8.36            $9.81            115,095
    01/01/2004 to 12/31/2004                                           $9.81           $10.56            146,721
    01/01/2005 to 12/31/2005                                          $10.56           $10.91            173,191
    01/01/2006 to 12/31/2006                                          $10.91           $11.82            174,226
    01/01/2007 to 12/31/2007                                          $11.82           $12.71            214,498
    01/01/2008 to 12/31/2008                                          $12.71            $8.76            613,791
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    01/01/2000 to 12/31/2000                                              --           $10.12              2,412
    01/01/2001 to 12/31/2001                                          $10.12            $9.52             13,152
    01/01/2002 to 12/31/2002                                           $9.52            $8.47             13,799
    01/01/2003 to 12/31/2003                                           $8.47           $10.37            222,150
    01/01/2004 to 12/31/2004                                          $10.37           $11.39            357,085
    01/01/2005 to 12/31/2005                                          $11.39           $11.77            558,394
    01/01/2006 to 12/31/2006                                          $11.77           $13.08            665,726
    01/01/2007 to 12/31/2007                                          $13.08           $13.73            949,867
    01/01/2008 to 12/31/2008                                          $13.73           $10.04          2,067,659
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2000 to 12/31/2000                                              --           $10.70                  0
    01/01/2001 to 12/31/2001                                          $10.70           $10.84             16,390
    01/01/2002 to 12/31/2002                                          $10.84           $12.32             36,987
    01/01/2003 to 12/31/2003                                          $12.32           $13.73            289,862
    01/01/2004 to 12/31/2004                                          $13.73           $14.73            657,913
    01/01/2005 to 12/31/2005                                          $14.73           $13.89            938,587
    01/01/2006 to 12/31/2006                                          $13.89           $14.58            836,914
    01/01/2007 to 12/31/2007                                          $14.58           $15.79            874,210
    01/01/2008 to 12/31/2008                                          $15.79           $15.21            536,127
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    01/01/2000 to 12/31/2000                                              --            $9.37             12,929
    01/01/2001 to 12/31/2001                                           $9.37            $9.27             45,297
    01/01/2002 to 12/31/2002                                           $9.27            $9.16             73,614
    01/01/2003 to 12/31/2003                                           $9.16           $10.99            906,947
    01/01/2004 to 12/31/2004                                          $10.99           $12.06            957,756
    01/01/2005 to 12/31/2005                                          $12.06           $12.04            873,439
    01/01/2006 to 12/31/2006                                          $12.04           $13.12          1,019,726
    01/01/2007 to 12/31/2007                                          $13.12           $13.28            683,986
    01/01/2008 to 12/31/2008                                          $13.28            $9.76            483,533

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2000 to 12/31/2000                         --           $10.13                425
    01/01/2001 to 12/31/2001                     $10.13           $10.30             16,628
    01/01/2002 to 12/31/2002                     $10.30           $10.22             43,077
    01/01/2003 to 12/31/2003                     $10.22           $11.98            814,135
    01/01/2004 to 12/31/2004                     $11.98           $12.71          1,012,739
    01/01/2005 to 12/31/2005                     $12.71           $12.69          1,294,706
    01/01/2006 to 12/31/2006                     $12.69           $13.76          1,196,608
    01/01/2007 to 12/31/2007                     $13.76           $14.42          1,051,089
    01/01/2008 to 12/31/2008                     $14.42           $10.93            929,322
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2000 to 12/31/2000                         --           $10.97             37,918
    01/01/2001 to 12/31/2001                     $10.97           $11.80            275,317
    01/01/2002 to 12/31/2002                     $11.80           $12.72            362,294
    01/01/2003 to 12/31/2003                     $12.72           $13.23          2,301,863
    01/01/2004 to 12/31/2004                     $13.23           $13.72          3,074,732
    01/01/2005 to 12/31/2005                     $13.72           $13.88          1,924,370
    01/01/2006 to 12/31/2006                     $13.88           $14.22          2,004,498
    01/01/2007 to 12/31/2007                     $14.22           $15.21          2,344,694
    01/01/2008 to 12/31/2008                     $15.21           $14.68          2,402,587
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2000 to 12/31/2000                         --           $10.59              1,940
    01/01/2001 to 12/31/2001                     $10.59           $11.29            112,948
    01/01/2002 to 12/31/2002                     $11.29           $10.09             38,260
    01/01/2003 to 12/31/2003                     $10.09           $12.08            956,856
    01/01/2004 to 12/31/2004                     $12.08           $12.18          2,189,975
    01/01/2005 to 12/31/2005                     $12.18           $12.22          2,996,256
    01/01/2006 to 12/31/2006                     $12.22           $12.53          2,687,532
    01/01/2007 to 12/31/2007                     $12.53           $13.21          2,594,813
    01/01/2008 to 12/31/2008                     $13.21           $13.19          1,654,958
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2000 to 12/31/2000                         --           $10.32             29,567
    01/01/2001 to 12/31/2001                     $10.32           $10.57            179,509
    01/01/2002 to 12/31/2002                     $10.57           $10.57            403,604
    01/01/2003 to 12/31/2003                     $10.57           $10.51          1,245,396
    01/01/2004 to 12/31/2004                     $10.51           $10.46          1,663,940
    01/01/2005 to 12/31/2005                     $10.46           $10.62          3,179,375
    01/01/2006 to 12/31/2006                     $10.62           $10.96          3,505,960
    01/01/2007 to 12/31/2007                     $10.96           $11.36          4,361,361
    01/01/2008 to 12/31/2008                     $11.36           $11.50          7,844,009
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    01/01/2000 to 12/31/2000                         --            $8.19              3,293
    01/01/2001 to 12/31/2001                      $8.19            $7.53              6,555
    01/01/2002 to 12/31/2002                      $7.53            $6.71              6,530
    01/01/2003 to 12/31/2003                      $6.71           $10.59            122,136
    01/01/2004 to 12/31/2004                     $10.59           $12.52            264,541
    01/01/2005 to 12/31/2005                     $12.52           $16.26            351,335
    01/01/2006 to 12/31/2006                     $16.26           $21.61            316,324
    01/01/2007 to 12/31/2007                     $21.61           $30.63            435,146
    01/01/2008 to 12/31/2008                     $30.63           $12.74            289,778

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    01/01/2000 to 12/31/2000                      --           $17.01                 0
    01/01/2001 to 12/31/2001                  $17.01           $15.89             1,992
    01/01/2002 to 12/31/2002                  $15.89           $12.67             1,063
    01/01/2003 to 12/31/2003                  $12.67           $15.79            10,586
    01/01/2004 to 12/31/2004                  $15.79           $17.32            19,612
    01/01/2005 to 12/31/2005                  $17.32           $18.02            23,574
    01/01/2006 to 12/31/2006                  $18.02           $21.10            23,739
    01/01/2007 to 12/31/2007                  $21.10           $21.42            20,467
    01/01/2008 to 12/31/2008                  $21.42           $13.44            55,757
----------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    01/01/2000 to 12/31/2000                      --            $9.99            22,264
    01/01/2001 to 12/31/2001                   $9.99            $6.80            15,825
    01/01/2002 to 12/31/2002                   $6.80            $4.57            18,808
    01/01/2003 to 12/31/2003                   $4.57            $6.22           137,600
    01/01/2004 to 12/31/2004                   $6.22            $6.96           188,184
    01/01/2005 to 12/31/2005                   $6.96            $7.61           135,001
    01/01/2006 to 12/31/2006                   $7.61            $8.73           124,196
    01/01/2007 to 12/31/2007                   $8.73            $9.67           132,861
    01/01/2008 to 12/31/2008                   $9.67            $4.96            78,078
----------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    01/01/2000 to 12/31/2000                      --            $7.98            25,984
    01/01/2001 to 12/31/2001                   $7.98            $4.27            35,767
    01/01/2002 to 12/31/2002                   $4.27            $2.24            30,448
    01/01/2003 to 12/31/2003                   $2.24            $3.21            42,720
    01/01/2004 to 12/31/2004                   $3.21            $3.32            78,567
    01/01/2005 to 12/31/2005                   $3.32            $3.35            77,942
    01/01/2006 to 12/31/2006                   $3.35            $3.65           254,798
    01/01/2007 to 12/31/2007                   $3.65            $3.89           126,039
    01/01/2008 to 12/31/2008                   $3.89            $2.13            95,405
----------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    01/01/2000 to 12/31/2000                      --           $13.14            32,969
    01/01/2001 to 12/31/2001                  $13.14           $11.35            27,104
    01/01/2002 to 12/31/2002                  $11.35            $8.46            19,405
    01/01/2003 to 12/31/2003                   $8.46           $10.68            59,116
    01/01/2004 to 12/31/2004                  $10.68           $11.34            92,506
    01/01/2005 to 12/31/2005                  $11.34           $12.12           106,295
    01/01/2006 to 12/31/2006                  $12.12           $12.59           110,470
    01/01/2007 to 12/31/2007                  $12.59           $13.91           109,826
    01/01/2008 to 12/31/2008                  $13.91            $9.80            81,377
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    01/01/2000 to 12/31/2000                      --           $12.38             9,786
    01/01/2001 to 12/31/2001                  $12.38           $11.02             8,536
    01/01/2002 to 12/31/2002                  $11.02            $9.26             7,204
    01/01/2003 to 12/31/2003                   $9.26           $11.85            48,538
    01/01/2004 to 12/31/2004                  $11.85           $12.72            44,091
    01/01/2005 to 12/31/2005                  $12.72           $13.30            48,007
    01/01/2006 to 12/31/2006                  $13.30           $15.30            89,614
    01/01/2007 to 12/31/2007                  $15.30           $11.75            53,310
    01/01/2008 to 12/31/2008                  $11.75            $4.70            91,978

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2003 to 12/31/2003                      --           $10.46            24,847
    01/01/2004 to 12/31/2004                  $10.46           $12.31            62,400
    01/01/2005 to 12/31/2005                  $12.31           $14.10           130,749
    01/01/2006 to 12/31/2006                  $14.10           $17.15           182,002
    01/01/2007 to 12/31/2007                  $17.15           $19.47           167,896
    01/01/2008 to 12/31/2008                  $19.47           $11.25           150,691
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    01/01/2000 to 12/31/2000                      --            $9.35                 0
    01/01/2001 to 12/31/2001                   $9.35            $8.49             5,085
    01/01/2002 to 12/31/2002                   $8.49            $6.10             5,427
    01/01/2003 to 12/31/2003                   $6.10            $9.16            69,344
    01/01/2004 to 12/31/2004                   $9.16            $9.57            92,559
    01/01/2005 to 04/15/2005                   $9.57            $8.53                 0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2001 to 12/31/2001                      --            $9.04                 0
    01/01/2002 to 12/31/2002                   $9.04               --                 0
    01/01/2003 to 12/31/2003                      --            $9.21            15,743
    01/01/2004 to 12/31/2004                   $9.21            $9.75            26,849
    01/01/2005 to 12/31/2005                   $9.75           $10.00            18,356
    01/01/2006 to 12/31/2006                  $10.00           $10.47            19,700
    01/01/2007 to 12/31/2007                  $10.47           $11.58            38,907
    01/01/2008 to 12/31/2008                  $11.58            $8.32            68,712
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.47            64,775
    01/01/2006 to 12/31/2006                  $11.47           $12.58            72,371
    01/01/2007 to 12/31/2007                  $12.58           $13.79            85,135
    01/01/2008 to 12/31/2008                  $13.79            $8.02            66,604
----------------------------------------------------------------------------------------------
ProFund VP Europe 30
    01/01/2000 to 12/31/2000                      --            $9.30                 0
    01/01/2001 to 12/31/2001                   $9.30            $6.97             7,317
    01/01/2002 to 12/31/2002                   $6.97            $5.11             2,539
    01/01/2003 to 12/31/2003                   $5.11            $7.00            75,543
    01/01/2004 to 12/31/2004                   $7.00            $7.90           201,444
    01/01/2005 to 12/31/2005                   $7.90            $8.43            76,381
    01/01/2006 to 12/31/2006                   $8.43            $9.79           370,628
    01/01/2007 to 12/31/2007                   $9.79           $11.07           331,218
    01/01/2008 to 12/31/2008                  $11.07            $6.12           126,269
----------------------------------------------------------------------------------------------
ProFund VP Asia 30
    01/01/2003 to 12/31/2003                      --           $12.66            47,272
    01/01/2004 to 12/31/2004                  $12.66           $12.43            63,254
    01/01/2005 to 12/31/2005                  $12.43           $14.67            83,233
    01/01/2006 to 12/31/2006                  $14.67           $20.18           235,779
    01/01/2007 to 12/31/2007                  $20.18           $29.44           204,415
    01/01/2008 to 12/31/2008                  $29.44           $14.30           109,480
----------------------------------------------------------------------------------------------
ProFund VP Japan
    01/01/2003 to 12/31/2003                      --            $9.09            28,579
    01/01/2004 to 12/31/2004                   $9.09            $9.65            87,251
    01/01/2005 to 12/31/2005                   $9.65           $13.51           165,707
    01/01/2006 to 12/31/2006                  $13.51           $14.79           117,156
    01/01/2007 to 12/31/2007                  $14.79           $13.14            54,211
    01/01/2008 to 12/31/2008                  $13.14            $7.68            67,522

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Banks
    01/01/2003 to 12/31/2003                   --           $10.97             8,886
    01/01/2004 to 12/31/2004               $10.97           $12.11            12,480
    01/01/2005 to 12/31/2005               $12.11           $11.94            44,665
    01/01/2006 to 12/31/2006               $11.94           $13.61            35,707
    01/01/2007 to 12/31/2007               $13.61            $9.77            12,962
    01/01/2008 to 12/31/2008                $9.77            $5.12            71,458
-------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    01/01/2003 to 12/31/2003                   --           $11.02            53,759
    01/01/2004 to 12/31/2004               $11.02           $12.00            42,597
    01/01/2005 to 12/31/2005               $12.00           $12.13            53,592
    01/01/2006 to 12/31/2006               $12.13           $13.84            67,645
    01/01/2007 to 12/31/2007               $13.84           $17.86           199,608
    01/01/2008 to 12/31/2008               $17.86            $8.57           114,858
-------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    01/01/2001 to 12/31/2001                   --            $8.38             3,279
    01/01/2002 to 12/31/2002                $8.38            $5.17               460
    01/01/2003 to 12/31/2003                $5.17            $7.14            20,329
    01/01/2004 to 12/31/2004                $7.14            $7.73            32,726
    01/01/2005 to 12/31/2005                $7.73            $9.11            73,804
    01/01/2006 to 12/31/2006                $9.11            $8.63            56,416
    01/01/2007 to 12/31/2007                $8.63            $8.42           165,309
    01/01/2008 to 12/31/2008                $8.42            $8.47           117,598
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    01/01/2003 to 12/31/2003                   --            $9.10            13,935
    01/01/2004 to 12/31/2004                $9.10            $9.67            20,288
    01/01/2005 to 12/31/2005                $9.67            $9.10             3,866
    01/01/2006 to 12/31/2006                $9.10           $10.06            15,819
    01/01/2007 to 12/31/2007               $10.06            $9.12             5,165
    01/01/2008 to 12/31/2008                $9.12            $6.18            16,093
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    01/01/2003 to 12/31/2003                   --            $9.71             3,821
    01/01/2004 to 12/31/2004                $9.71           $10.47             7,578
    01/01/2005 to 12/31/2005               $10.47           $10.31             6,876
    01/01/2006 to 12/31/2006               $10.31           $11.46            39,408
    01/01/2007 to 12/31/2007               $11.46           $12.18           150,560
    01/01/2008 to 12/31/2008               $12.18            $8.81            19,941
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    01/01/2001 to 12/31/2001                   --            $9.20                 0
    01/01/2002 to 12/31/2002                $9.20               --                 0
    01/01/2003 to 12/31/2003                   --            $9.10            50,155
    01/01/2004 to 12/31/2004                $9.10           $11.62           186,654
    01/01/2005 to 12/31/2005               $11.62           $15.07           278,771
    01/01/2006 to 12/31/2006               $15.07           $17.96           226,319
    01/01/2007 to 12/31/2007               $17.96           $23.49           230,618
    01/01/2008 to 12/31/2008               $23.49           $14.62           186,825

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Financials
    01/01/2001 to 12/31/2001               --            $9.23             8,154
    01/01/2002 to 12/31/2002            $9.23            $7.76             3,258
    01/01/2003 to 12/31/2003            $7.76            $9.88            32,283
    01/01/2004 to 12/31/2004            $9.88           $10.77            70,662
    01/01/2005 to 12/31/2005           $10.77           $11.06            43,105
    01/01/2006 to 12/31/2006           $11.06           $12.81           108,064
    01/01/2007 to 12/31/2007           $12.81           $10.23            27,930
    01/01/2008 to 12/31/2008           $10.23            $5.00            52,097
---------------------------------------------------------------------------------------
ProFund VP Health Care
    01/01/2001 to 12/31/2001               --            $9.37             2,564
    01/01/2002 to 12/31/2002            $9.37            $7.15             1,235
    01/01/2003 to 12/31/2003            $7.15            $8.29            23,591
    01/01/2004 to 12/31/2004            $8.29            $8.38            91,641
    01/01/2005 to 12/31/2005            $8.38            $8.77            83,943
    01/01/2006 to 12/31/2006            $8.77            $9.12           179,877
    01/01/2007 to 12/31/2007            $9.12            $9.60           255,222
    01/01/2008 to 12/31/2008            $9.60            $7.17            79,165
---------------------------------------------------------------------------------------
ProFund VP Industrials
    01/01/2003 to 12/31/2003               --           $10.08            11,186
    01/01/2004 to 12/31/2004           $10.08           $11.27            22,333
    01/01/2005 to 12/31/2005           $11.27           $11.40             9,851
    01/01/2006 to 12/31/2006           $11.40           $12.57            21,635
    01/01/2007 to 12/31/2007           $12.57           $13.87            15,320
    01/01/2008 to 12/31/2008           $13.87            $8.15            39,857
---------------------------------------------------------------------------------------
ProFund VP Internet
    01/01/2003 to 12/31/2003               --           $15.10             8,287
    01/01/2004 to 12/31/2004           $15.10           $18.08            20,851
    01/01/2005 to 12/31/2005           $18.08           $19.18            46,724
    01/01/2006 to 12/31/2006           $19.18           $19.20             6,326
    01/01/2007 to 12/31/2007           $19.20           $20.89            16,744
    01/01/2008 to 12/31/2008           $20.89           $11.38             7,505
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    01/01/2003 to 12/31/2003               --            $8.95            24,743
    01/01/2004 to 12/31/2004            $8.95            $8.02            27,913
    01/01/2005 to 12/31/2005            $8.02            $7.62            36,753
    01/01/2006 to 12/31/2006            $7.62            $8.44           116,086
    01/01/2007 to 12/31/2007            $8.44            $8.53            85,082
    01/01/2008 to 12/31/2008            $8.53            $6.78            76,505
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    01/01/2002 to 12/31/2002               --            $9.73             1,179
    01/01/2003 to 12/31/2003            $9.73           $13.38            89,687
    01/01/2004 to 12/31/2004           $13.38           $11.90           102,230
    01/01/2005 to 12/31/2005           $11.90           $14.84           200,314
    01/01/2006 to 12/31/2006           $14.84           $15.74           233,772
    01/01/2007 to 12/31/2007           $15.74           $19.03           203,953
    01/01/2008 to 12/31/2008           $19.03           $13.01           256,815

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    01/01/2001 to 12/31/2001               --           $10.78             2,306
    01/01/2002 to 12/31/2002           $10.78           $10.65             2,230
    01/01/2003 to 12/31/2003           $10.65           $14.00            18,355
    01/01/2004 to 12/31/2004           $14.00           $17.58            53,006
    01/01/2005 to 12/31/2005           $17.58           $18.54            31,980
    01/01/2006 to 12/31/2006           $18.54           $24.25            61,873
    01/01/2007 to 12/31/2007           $24.25           $19.25            39,817
    01/01/2008 to 12/31/2008           $19.25           $11.17            46,281
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    01/01/2003 to 12/31/2003               --            $9.58            17,621
    01/01/2004 to 12/31/2004            $9.58            $7.23            52,485
    01/01/2005 to 12/31/2005            $7.23            $7.76            68,309
    01/01/2006 to 12/31/2006            $7.76            $7.12             9,658
    01/01/2007 to 12/31/2007            $7.12            $7.53            18,356
    01/01/2008 to 12/31/2008            $7.53            $3.73            21,594
---------------------------------------------------------------------------------------
ProFund VP Technology
    01/01/2001 to 12/31/2001               --            $5.92            12,704
    01/01/2002 to 12/31/2002            $5.92               --                 0
    01/01/2003 to 12/31/2003               --            $5.00            74,180
    01/01/2004 to 12/31/2004            $5.00            $4.91            88,720
    01/01/2005 to 12/31/2005            $4.91            $4.91           109,697
    01/01/2006 to 12/31/2006            $4.91            $5.24            74,232
    01/01/2007 to 12/31/2007            $5.24            $5.92           199,048
    01/01/2008 to 12/31/2008            $5.92            $3.25            78,353
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    01/01/2001 to 12/31/2001               --            $7.11                 0
    01/01/2002 to 12/31/2002            $7.11               --                 0
    01/01/2003 to 12/31/2003               --            $4.41            30,179
    01/01/2004 to 12/31/2004            $4.41            $5.04           118,731
    01/01/2005 to 12/31/2005            $5.04            $4.64            45,277
    01/01/2006 to 12/31/2006            $4.64            $6.16           207,252
    01/01/2007 to 12/31/2007            $6.16            $6.59           120,262
    01/01/2008 to 12/31/2008            $6.59            $4.27            89,358
---------------------------------------------------------------------------------------
ProFund VP Utilities
    01/01/2001 to 12/31/2001               --            $8.13                 0
    01/01/2002 to 12/31/2002            $8.13            $6.11               491
    01/01/2003 to 12/31/2003            $6.11            $7.32            18,902
    01/01/2004 to 12/31/2004            $7.32            $8.75            79,702
    01/01/2005 to 12/31/2005            $8.75            $9.77           213,814
    01/01/2006 to 12/31/2006            $9.77           $11.51           237,712
    01/01/2007 to 12/31/2007           $11.51           $13.16           338,965
    01/01/2008 to 12/31/2008           $13.16            $9.00           105,879
---------------------------------------------------------------------------------------
ProFund VP Bull
    01/01/2003 to 12/31/2003               --            $9.91           394,427
    01/01/2004 to 12/31/2004            $9.91           $10.65           412,259
    01/01/2005 to 12/31/2005           $10.65           $10.80           384,501
    01/01/2006 to 12/31/2006           $10.80           $12.12           306,353
    01/01/2007 to 12/31/2007           $12.12           $12.40           217,866
    01/01/2008 to 12/31/2008           $12.40            $7.63           184,775

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Bear
    01/01/2001 to 12/31/2001               --           $11.55                  0
    01/01/2002 to 12/31/2002           $11.55           $13.78              2,012
    01/01/2003 to 12/31/2003           $13.78           $10.26             28,299
    01/01/2004 to 12/31/2004           $10.26            $9.09             16,155
    01/01/2005 to 12/31/2005            $9.09            $8.86             35,611
    01/01/2006 to 12/31/2006            $8.86            $8.09             56,286
    01/01/2007 to 12/31/2007            $8.09            $8.04             56,088
    01/01/2008 to 12/31/2008            $8.04           $11.10            157,817
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    01/01/2001 to 12/31/2001               --            $7.48                  0
    01/01/2002 to 12/31/2002            $7.48            $4.72              2,988
    01/01/2003 to 12/31/2003            $4.72            $7.13             56,257
    01/01/2004 to 12/31/2004            $7.13            $8.25            305,666
    01/01/2005 to 12/31/2005            $8.25            $8.36             82,031
    01/01/2006 to 12/31/2006            $8.36           $10.16             91,153
    01/01/2007 to 12/31/2007           $10.16           $10.11            117,940
    01/01/2008 to 12/31/2008           $10.11            $3.26            201,842
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    01/01/2001 to 12/31/2001               --            $5.77                  0
    01/01/2002 to 12/31/2002            $5.77               --                  0
    01/01/2003 to 12/31/2003               --            $5.07            257,947
    01/01/2004 to 12/31/2004            $5.07            $5.44            293,311
    01/01/2005 to 12/31/2005            $5.44            $5.38            234,957
    01/01/2006 to 12/31/2006            $5.38            $5.60            266,020
    01/01/2007 to 12/31/2007            $5.60            $6.50            383,014
    01/01/2008 to 12/31/2008            $6.50            $3.69            318,742
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.03                934
    01/01/2003 to 12/31/2003           $11.03            $6.83             40,617
    01/01/2004 to 12/31/2004            $6.83            $5.99             77,280
    01/01/2005 to 12/31/2005            $5.99            $5.97             77,758
    01/01/2006 to 12/31/2006            $5.97            $5.81             53,401
    01/01/2007 to 12/31/2007            $5.81            $5.08             37,820
    01/01/2008 to 12/31/2008            $5.08            $7.43             61,822
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    01/01/2000 to 12/31/2000               --            $4.06              3,787
    01/01/2001 to 12/31/2001            $4.06            $1.25             58,556
    01/01/2002 to 12/31/2002            $1.25               --                  0
    01/01/2003 to 12/31/2003               --            $0.77            890,270
    01/01/2004 to 12/31/2004            $0.77            $0.87          6,405,048
    01/01/2005 to 12/31/2005            $0.87            $0.82          7,044,313
    01/01/2006 to 12/31/2006            $0.82            $0.85          6,941,343
    01/01/2007 to 12/31/2007            $0.85            $1.08          6,538,979
    01/01/2008 to 12/31/2008            $1.08            $0.29          2,231,878
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    01/01/2003 to 12/31/2003               --           $10.30             59,964
    01/01/2004 to 12/31/2004           $10.30           $11.80             87,968
    01/01/2005 to 12/31/2005           $11.80           $12.68             86,401
    01/01/2006 to 12/31/2006           $12.68           $14.06            216,242
    01/01/2007 to 12/31/2007           $14.06           $14.02            130,141
    01/01/2008 to 12/31/2008           $14.02            $8.82             68,810

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    01/01/2003 to 12/31/2003                   --            $9.75            24,107
    01/01/2004 to 12/31/2004                $9.75           $10.70            80,520
    01/01/2005 to 12/31/2005               $10.70           $11.75           181,173
    01/01/2006 to 12/31/2006               $11.75           $12.06            55,706
    01/01/2007 to 12/31/2007               $12.06           $13.31            89,654
    01/01/2008 to 12/31/2008               $13.31            $8.04            62,780
-------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    01/01/2003 to 12/31/2003                   --            $9.62            34,556
    01/01/2004 to 12/31/2004                $9.62           $12.13           115,073
    01/01/2005 to 12/31/2005               $12.13           $14.12           150,869
    01/01/2006 to 12/31/2006               $14.12           $15.42           133,297
    01/01/2007 to 12/31/2007               $15.42           $16.14            93,025
    01/01/2008 to 12/31/2008               $16.14            $5.18           149,958
-------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    01/01/2003 to 12/31/2003                   --            $9.46           105,751
    01/01/2004 to 12/31/2004                $9.46           $11.22           123,988
    01/01/2005 to 12/31/2005               $11.22           $11.52            53,564
    01/01/2006 to 12/31/2006               $11.52           $13.36           181,265
    01/01/2007 to 12/31/2007               $13.36           $12.24            56,109
    01/01/2008 to 12/31/2008               $12.24            $8.38            63,921
-------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    01/01/2003 to 12/31/2003                   --           $10.23            65,882
    01/01/2004 to 12/31/2004               $10.23           $12.11           237,000
    01/01/2005 to 12/31/2005               $12.11           $12.86           341,834
    01/01/2006 to 12/31/2006               $12.86           $13.79           103,542
    01/01/2007 to 12/31/2007               $13.79           $14.17            70,944
    01/01/2008 to 12/31/2008               $14.17            $9.23            89,300
-------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    01/01/2000 to 12/31/2000                   --            $9.32             3,174
    01/01/2001 to 12/31/2001                $9.32            $8.50                 0
    01/01/2002 to 12/31/2002                $8.50            $4.82               953
    01/01/2003 to 12/31/2003                $4.82            $9.49            60,051
    01/01/2004 to 12/31/2004                $9.49           $12.28           143,175
    01/01/2005 to 12/31/2005               $12.28           $12.10            52,922
    01/01/2006 to 12/31/2006               $12.10           $15.06            56,197
    01/01/2007 to 12/31/2007               $15.06           $12.91            55,859
    01/01/2008 to 12/31/2008               $12.91            $4.31           126,179
-------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    01/01/2002 to 12/31/2002                   --           $11.59             1,005
    01/01/2003 to 12/31/2003               $11.59           $11.15            20,058
    01/01/2004 to 12/31/2004               $11.15           $11.91            42,782
    01/01/2005 to 12/31/2005               $11.91           $12.83           119,421
    01/01/2006 to 12/31/2006               $12.83           $12.09            50,469
    01/01/2007 to 12/31/2007               $12.09           $13.15           250,069
    01/01/2008 to 12/31/2008               $13.15           $19.44           169,486
-------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    01/01/2003 to 12/31/2003                   --            $7.61            78,428
    01/01/2004 to 12/31/2004                $7.61            $6.70           266,169
    01/01/2005 to 12/31/2005                $6.70            $6.09           302,979
    01/01/2006 to 12/31/2006                $6.09            $6.63           268,688
    01/01/2007 to 12/31/2007                $6.63            $6.20           268,294
    01/01/2008 to 12/31/2008                $6.20            $3.80           202,541

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.59           299,885
    01/01/2006 to 12/31/2006                            $10.59           $11.46            27,550
    01/01/2007 to 12/31/2007                            $11.46           $11.90           350,487
    01/01/2008 to 12/31/2008                            $11.90           $11.21            85,000
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    01/01/2000 to 12/31/2000                                --            $7.44            32,451
    01/01/2001 to 12/31/2001                             $7.44            $4.73            31,543
    01/01/2002 to 12/31/2002                             $4.73            $2.95            23,080
    01/01/2003 to 12/31/2003                             $2.95            $3.99            22,064
    01/01/2004 to 12/31/2004                             $3.99            $4.38            33,075
    01/01/2005 to 12/31/2005                             $4.38            $4.35            14,496
    01/01/2006 to 12/31/2006                             $4.35            $4.47            19,492
    01/01/2007 to 12/31/2007                             $4.47            $4.67            73,318
    01/01/2008 to 12/31/2008                             $4.67            $2.59            70,049
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    01/01/2003 to 12/31/2003                                --           $13.20           476,951
    01/01/2004 to 12/31/2004                            $13.20           $14.64           695,591
    01/01/2005 to 12/31/2005                            $14.64           $15.50           732,183
    01/01/2006 to 12/31/2006                            $15.50           $17.07           751,781
    01/01/2007 to 12/31/2007                            $17.07           $18.45           676,438
    01/01/2008 to 12/31/2008                            $18.45           $10.05           229,477
--------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    01/01/2003 to 12/31/2003                                --           $12.05            10,069
    01/01/2004 to 12/31/2004                            $12.05           $12.35            24,245
    01/01/2005 to 12/31/2005                            $12.35           $11.81            25,001
    01/01/2006 to 12/31/2006                            $11.81           $14.64            50,230
    01/01/2007 to 12/31/2007                            $14.64           $14.55            42,707
    01/01/2008 to 12/31/2008                            $14.55           $10.27            13,353
--------------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                           $10.00            $9.79           290,983
    01/01/2006 to 12/31/2006                             $9.79           $11.42           415,893
    01/01/2007 to 12/31/2007                            $11.42           $11.40           397,672
    01/01/2008 to 12/31/2008                            $11.40            $6.69           263,193
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    01/01/2003 to 12/31/2003                                --           $12.96             8,569
    01/01/2004 to 12/31/2004                            $12.96           $16.05            22,405
    01/01/2005 to 12/31/2005                            $16.05           $17.46            52,338
    01/01/2006 to 12/31/2006                            $17.46           $23.87           152,515
    01/01/2007 to 12/31/2007                            $23.87           $26.71           239,619
    01/01/2008 to 12/31/2008                            $26.71           $15.09           114,200
--------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    01/01/2003 to 12/31/2003                                --           $11.89             5,532
    01/01/2004 to 12/31/2004                            $11.89           $13.34            43,536
    01/01/2005 to 12/31/2005                            $13.34           $13.72            46,537
    01/01/2006 to 12/31/2006                            $13.72           $13.94            45,207
    01/01/2007 to 12/31/2007                            $13.94           $14.35            57,244
    01/01/2008 to 12/31/2008                            $14.35           $10.21            32,217

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    01/01/2004 to 12/31/2004                             --           $12.54              7,266
    01/01/2005 to 12/31/2005                         $12.54           $12.79             10,385
    01/01/2006 to 12/31/2006                         $12.79           $13.76             15,488
    01/01/2007 to 12/31/2007                         $13.76           $16.54             27,898
    01/01/2008 to 12/31/2008                         $16.54            $8.02             34,032
-----------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    01/01/2004 to 12/31/2004                             --           $16.61             33,213
    01/01/2005 to 12/31/2005                         $16.61           $19.64            130,528
    01/01/2006 to 12/31/2006                         $19.64           $19.95            178,140
    01/01/2007 to 12/31/2007                         $19.95           $23.28            204,229
    01/01/2008 to 12/31/2008                         $23.28           $10.39            181,230
-----------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    01/01/2005 to 12/31/2005                         $10.38           $10.35             98,334
    01/01/2006 to 12/31/2006                         $10.35           $11.14             87,853
    01/01/2007 to 12/31/2007                         $11.14           $11.77            111,093
    01/01/2008 to 12/31/2008                         $11.77            $7.49            123,085
-----------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    01/01/2004 to 12/31/2004                             --           $10.37              3,839
    01/01/2005 to 12/31/2005                         $10.37           $10.55            131,174
    01/01/2006 to 12/31/2006                         $10.55           $12.37            296,094
    01/01/2007 to 12/31/2007                         $12.37           $12.23            172,527
    01/01/2008 to 12/31/2008                         $12.23            $7.19            138,391
-----------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    01/01/2004 to 12/31/2004                             --            $9.70                571
    01/01/2005 to 12/31/2005                          $9.70            $8.67                975
    01/01/2006 to 12/31/2006                          $8.67            $8.26              4,948
    01/01/2007 to 12/31/2007                          $8.26            $7.92             17,295
    01/01/2008 to 12/31/2008                          $7.92           $10.31             19,300
-----------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    01/01/2004 to 12/31/2004                             --            $9.55              7,859
    01/01/2005 to 12/31/2005                          $9.55            $9.15             11,578
    01/01/2006 to 12/31/2006                          $9.15            $7.97              6,984
    01/01/2007 to 12/31/2007                          $7.97            $8.23             35,184
    01/01/2008 to 12/31/2008                          $8.23           $10.08             25,904
-----------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    01/01/2004 to 12/31/2004                             --           $10.53             18,568
    01/01/2005 to 12/31/2005                         $10.53           $12.10             32,119
    01/01/2006 to 12/31/2006                         $12.10           $14.47            100,114
    01/01/2007 to 12/31/2007                         $14.47           $17.08            109,207
    01/01/2008 to 12/31/2008                         $17.08            $8.38             53,085
-----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                        $10.00           $10.00            171,403
    01/01/2006 to 12/31/2006                         $10.00           $11.42          1,094,157
    01/01/2007 to 12/31/2007                         $11.42           $12.36          1,458,079
    01/01/2008 to 12/31/2008                         $12.36            $7.04          1,329,693
-----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                        $10.00           $10.01            403,183
    01/01/2006 to 12/31/2006                         $10.01           $11.24          4,226,992
    01/01/2007 to 12/31/2007                         $11.24           $12.18          5,738,690
    01/01/2008 to 12/31/2008                         $12.18            $7.82          6,696,087

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02             405,782
    01/01/2006 to 12/31/2006                                  $10.02           $11.06           3,716,970
    01/01/2007 to 12/31/2007                                  $11.06           $11.93           5,006,440
    01/01/2008 to 12/31/2008                                  $11.93            $8.03           6,104,215
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03              53,897
    01/01/2006 to 12/31/2006                                  $10.03           $10.95           1,008,771
    01/01/2007 to 12/31/2007                                  $10.95           $11.79           1,635,321
    01/01/2008 to 12/31/2008                                  $11.79            $8.30           3,896,032
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.04             215,280
    01/01/2006 to 12/31/2006                                  $10.04           $10.70             443,968
    01/01/2007 to 12/31/2007                                  $10.70           $11.49             649,597
    01/01/2008 to 12/31/2008                                  $11.49            $9.14           3,492,156
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.69             795,953
    01/01/2007 to 12/31/2007                                  $10.69           $11.56           1,509,134
    01/01/2008 to 12/31/2008                                  $11.56            $8.02           2,921,992
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.61             563,523
    01/01/2007 to 12/31/2007                                  $10.61           $11.38           1,273,685
    01/01/2008 to 12/31/2008                                  $11.38            $7.36           2,512,483
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.52             510,953
    01/01/2007 to 12/31/2007                                  $10.52           $11.57           1,352,476
    01/01/2008 to 12/31/2008                                  $11.57            $6.77           2,352,959
--------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $11.51              31,450
    01/01/2008 to 12/31/2008                                  $11.51            $7.37             468,660
--------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.04                   0
    01/01/2008 to 12/31/2008                                  $10.04            $7.19           1,187,445
--------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.19                   0
    01/01/2008 to 12/31/2008                                  $10.19            $6.98             399,983
--------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.17                   0
    01/01/2008 to 12/31/2008                                  $10.17            $7.62             580,121
--------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.00               7,406
    01/01/2008 to 12/31/2008                                  $10.00            $7.19             357,647
--------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                 $10.00            $9.98              48,832
    01/01/2008 to 12/31/2008                                   $9.98            $9.35             677,200
--------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                 $10.00           $10.77          17,534,926
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2015
    01/28/2008* to 12/31/2008                                 $10.00           $11.36              23,691

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    01/28/2008* to 12/31/2008                                $10.00           $12.10              3,739
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    01/28/2008* to 12/31/2008                                $10.00           $12.17             18,903
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.18            $6.12             18,489
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.58             25,631
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.49            330,061
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.66          1,369,089



 *  Denotes the start date of these sub-accounts.

                                    ASAP III
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV and EBP (2.60%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                        $9.91           $10.57                0
    01/01/2006 to 12/31/2006                       $10.57           $12.64                0
    01/01/2007 to 12/31/2007                       $12.64           $13.47                0
    01/01/2008 to 12/31/2008                       $13.47            $7.69              142
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                        $9.92           $11.20                0
    01/01/2006 to 12/31/2006                       $11.20           $13.19                0
    01/01/2007 to 12/31/2007                       $13.19           $15.30                0
    01/01/2008 to 12/31/2008                       $15.30            $7.41            1,600
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                        $9.92           $10.62                0
    01/01/2006 to 12/31/2006                       $10.62           $13.19                0
    01/01/2007 to 12/31/2007                       $13.19           $15.13                0
    01/01/2008 to 12/31/2008                       $15.13            $8.25              676
---------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/14/2005 to 12/31/2005                        $9.97           $10.39                0
    01/01/2006 to 12/31/2006                       $10.39           $12.59                0
    01/01/2007 to 12/31/2007                       $12.59           $13.41                0
    01/01/2008 to 12/31/2008                       $13.41            $8.62              186
---------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                       $10.04           $10.35                0
    01/01/2006 to 12/31/2006                       $10.35           $11.35                0
    01/01/2007 to 12/31/2007                       $11.35           $11.84                0
    01/01/2008 to 12/31/2008                       $11.84            $7.50              729

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.01           $10.23                 0
    01/01/2006 to 12/31/2006                                   $10.23           $10.74                 0
    01/01/2007 to 12/31/2007                                   $10.74           $12.41                 0
    01/01/2008 to 12/31/2008                                   $12.41            $6.95                 0
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.87                 0
    01/01/2006 to 12/31/2006                                   $10.87           $11.96                 0
    01/01/2007 to 12/31/2007                                   $11.96           $12.95                 0
    01/01/2008 to 12/31/2008                                   $12.95            $7.05               926
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $10.56                 0
    01/01/2006 to 12/31/2006                                   $10.56           $12.35                 0
    01/01/2007 to 12/31/2007                                   $12.35           $11.35                 0
    01/01/2008 to 12/31/2008                                   $11.35            $7.77             1,446
---------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.04            $9.94                 0
    01/01/2006 to 12/31/2006                                    $9.94           $11.61                 0
    01/01/2007 to 12/31/2007                                   $11.61            $9.30                 0
    01/01/2008 to 07/18/2008                                    $9.30            $8.47                 0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.49                 0
    01/01/2006 to 12/31/2006                                   $10.49           $10.86                 0
    01/01/2007 to 12/31/2007                                   $10.86           $12.63                 0
    01/01/2008 to 12/31/2008                                   $12.63            $7.28               838
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $11.25                 0
    01/01/2006 to 12/31/2006                                   $11.25           $12.49                 0
    01/01/2007 to 12/31/2007                                   $12.49           $14.87                 0
    01/01/2008 to 12/31/2008                                   $14.87            $8.23             2,895
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.80                 0
    01/01/2006 to 12/31/2006                                   $10.80           $11.65                 0
    01/01/2007 to 12/31/2007                                   $11.65           $11.70                 0
    01/01/2008 to 12/31/2008                                   $11.70            $6.58               171
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    03/14/2005 to 12/02/2005                                   $10.09           $11.63                 0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.06           $10.27                 0
    01/01/2006 to 12/31/2006                                   $10.27           $11.43                 0
    01/01/2007 to 12/31/2007                                   $11.43           $11.44                 0
    01/01/2008 to 12/31/2008                                   $11.44            $6.89            17,449
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $11.65                 0
    01/01/2006 to 12/31/2006                                   $11.65           $13.14                 0
    01/01/2007 to 12/31/2007                                   $13.14           $17.98                 0
    01/01/2008 to 12/31/2008                                   $17.98            $8.76            14,678
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $12.02                 0
    01/01/2006 to 12/31/2006                                   $12.02           $12.37                 0
    01/01/2007 to 12/31/2007                                   $12.37           $13.04                 0
    01/01/2008 to 12/31/2008                                   $13.04            $7.55             1,837

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                                        $10.04           $10.67                 0
    01/01/2006 to 12/31/2006                                        $10.67           $11.40                 0
    01/01/2007 to 12/31/2007                                        $11.40           $12.78                 0
    01/01/2008 to 12/31/2008                                        $12.78            $7.93                 0
--------------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                                        $10.13           $10.82                 0
    01/01/2006 to 12/31/2006                                        $10.82           $11.30                 0
    01/01/2007 to 12/31/2007                                        $11.30           $12.65                 0
    01/01/2008 to 12/31/2008                                        $12.65            $6.94             2,548
--------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/14/2005 to 12/31/2005                                        $10.03           $10.67                 0
    01/01/2006 to 12/31/2006                                        $10.67           $11.44                 0
    01/01/2007 to 12/31/2007                                        $11.44           $12.69                 0
    01/01/2008 to 12/31/2008                                        $12.69            $7.39             3,903
--------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                        $10.08           $10.63                 0
    01/01/2006 to 12/31/2006                                        $10.63           $12.60                 0
    01/01/2007 to 12/31/2007                                        $12.60           $12.42                 0
    01/01/2008 to 12/31/2008                                        $12.42            $7.58               644
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    03/14/2005 to 12/02/2005                                        $10.05           $11.24                 0
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                                        $10.08           $10.23                 0
    01/01/2006 to 12/31/2006                                        $10.23           $12.09                 0
    01/01/2007 to 12/31/2007                                        $12.09           $11.36                 0
    01/01/2008 to 12/31/2008                                        $11.36            $6.43               168
--------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/14/2005 to 12/31/2005                                        $10.15           $11.92                 0
    01/01/2006 to 12/31/2006                                        $11.92           $15.88                 0
    01/01/2007 to 12/31/2007                                        $15.88           $12.38                 0
    01/01/2008 to 12/31/2008                                        $12.38            $7.83            14,578
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    03/14/2005 to 12/31/2005                                        $10.05           $10.32                 0
    01/01/2006 to 12/31/2006                                        $10.32           $11.32                 0
    01/01/2007 to 12/31/2007                                        $11.32           $11.25                 0
    01/01/2008 to 12/31/2008                                        $11.25            $6.72                 0
--------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/14/2005 to 12/31/2005                                        $10.07           $10.25                 0
    01/01/2006 to 12/31/2006                                        $10.25           $11.67                 0
    01/01/2007 to 12/31/2007                                        $11.67           $11.35                 0
    01/01/2008 to 12/31/2008                                        $11.35            $7.21                 0
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                                        $10.05           $10.18                 0
    01/01/2006 to 12/31/2006                                        $10.18           $11.63                 0
    01/01/2007 to 12/31/2007                                        $11.63           $11.91                 0
    01/01/2008 to 12/31/2008                                        $11.91            $6.88             2,685
--------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                        $10.08           $10.47                 0
    01/01/2006 to 12/31/2006                                        $10.47           $12.08                 0
    01/01/2007 to 12/31/2007                                        $12.08           $11.42                 0
    01/01/2008 to 12/31/2008                                        $11.42            $6.51             2,177

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    03/14/2005 to 12/31/2005                                          $10.01           $10.54                 0
    01/01/2006 to 12/31/2006                                          $10.54           $11.41                 0
    01/01/2007 to 12/31/2007                                          $11.41           $11.33                 0
    01/01/2008 to 12/31/2008                                          $11.33            $9.09            81,669
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.04           $10.23                 0
    01/01/2006 to 12/31/2006                                          $10.23           $10.93                 0
    01/01/2007 to 12/31/2007                                          $10.93           $11.60                 0
    01/01/2008 to 12/31/2008                                          $11.60            $7.88             8,027
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.03           $10.27                 0
    01/01/2006 to 12/31/2006                                          $10.27           $11.26                 0
    01/01/2007 to 12/31/2007                                          $11.26           $11.66                 0
    01/01/2008 to 12/31/2008                                          $11.66            $8.41            55,303
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                                           $9.95            $9.37                 0
    01/01/2006 to 12/31/2006                                           $9.37            $9.70                 0
    01/01/2007 to 12/31/2007                                           $9.70           $10.36                 0
    01/01/2008 to 12/31/2008                                          $10.36            $9.85             8,317
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/14/2005 to 12/31/2005                                           $9.98            $9.78                 0
    01/01/2006 to 12/31/2006                                           $9.78           $10.51                 0
    01/01/2007 to 12/31/2007                                          $10.51           $10.49                 0
    01/01/2008 to 12/31/2008                                          $10.49            $7.61               427
----------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                                          $10.00            $9.87                 0
    01/01/2006 to 12/31/2006                                           $9.87           $10.56                 0
    01/01/2007 to 12/31/2007                                          $10.56           $10.91                 0
    01/01/2008 to 12/31/2008                                          $10.91            $8.15               128
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                                           $9.99           $10.07                 0
    01/01/2006 to 12/31/2006                                          $10.07           $10.17                 0
    01/01/2007 to 12/31/2007                                          $10.17           $10.73                 0
    01/01/2008 to 12/31/2008                                          $10.73           $10.22            46,623
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                                          $10.00            $9.98                 0
    01/01/2006 to 12/31/2006                                           $9.98           $10.09                 0
    01/01/2007 to 12/31/2007                                          $10.09           $10.49                 0
    01/01/2008 to 12/31/2008                                          $10.49           $10.34            49,868
----------------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                                          $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                                          $10.02           $10.21                 0
    01/01/2007 to 12/31/2007                                          $10.21           $10.43                 0
    01/01/2008 to 12/31/2008                                          $10.43           $10.41           195,019
----------------------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    03/14/2005 to 12/31/2005                                           $9.88           $11.97                 0
    01/01/2006 to 12/31/2006                                          $11.97           $15.69                 0
    01/01/2007 to 12/31/2007                                          $15.69           $21.92                 0
    01/01/2008 to 12/31/2008                                          $21.92            $9.00             1,371

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    03/14/2005 to 12/31/2005                  $10.07           $10.12                0
    01/01/2006 to 12/31/2006                  $10.12           $11.68                0
    01/01/2007 to 12/31/2007                  $11.68           $11.70                0
    01/01/2008 to 12/31/2008                  $11.70            $7.24                0
----------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    03/14/2005 to 12/31/2005                  $10.05           $10.83                0
    01/01/2006 to 12/31/2006                  $10.83           $12.25                0
    01/01/2007 to 12/31/2007                  $12.25           $13.38                0
    01/01/2008 to 12/31/2008                  $13.38            $6.77              221
----------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    03/14/2005 to 12/31/2005                  $10.00           $10.64                0
    01/01/2006 to 12/31/2006                  $10.64           $11.45                0
    01/01/2007 to 12/31/2007                  $11.45           $12.01                0
    01/01/2008 to 12/31/2008                  $12.01            $6.49                0
----------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    03/14/2005 to 12/31/2005                  $10.06           $11.08                0
    01/01/2006 to 12/31/2006                  $11.08           $11.36                0
    01/01/2007 to 12/31/2007                  $11.36           $12.37                0
    01/01/2008 to 12/31/2008                  $12.37            $8.60            1,326
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    03/14/2005 to 12/31/2005                  $10.06           $10.66                0
    01/01/2006 to 12/31/2006                  $10.66           $12.09                0
    01/01/2007 to 12/31/2007                  $12.09            $9.16                0
    01/01/2008 to 12/31/2008                   $9.16            $3.62            3,450
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                   $9.90           $10.92                0
    01/01/2006 to 12/31/2006                  $10.92           $13.09                0
    01/01/2007 to 12/31/2007                  $13.09           $14.67                0
    01/01/2008 to 12/31/2008                  $14.67            $8.36                0
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    03/14/2005 to 04/15/2005                  $10.03            $9.26                0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                  $10.02           $10.53                0
    01/01/2006 to 12/31/2006                  $10.53           $10.87                0
    01/01/2007 to 12/31/2007                  $10.87           $11.86                0
    01/01/2008 to 12/31/2008                  $11.86            $8.41              103
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.36                0
    01/01/2006 to 12/31/2006                  $11.36           $12.29                0
    01/01/2007 to 12/31/2007                  $12.29           $13.29                0
    01/01/2008 to 12/31/2008                  $13.29            $7.62                0
----------------------------------------------------------------------------------------------
ProFund VP Europe 30
    03/14/2005 to 12/31/2005                   $9.99           $10.45                0
    01/01/2006 to 12/31/2006                  $10.45           $11.96                0
    01/01/2007 to 12/31/2007                  $11.96           $13.35                0
    01/01/2008 to 12/31/2008                  $13.35            $7.28                0
----------------------------------------------------------------------------------------------
ProFund VP Asia 30
    03/14/2005 to 12/31/2005                  $10.00           $11.13                0
    01/01/2006 to 12/31/2006                  $11.13           $15.11                0
    01/01/2007 to 12/31/2007                  $15.11           $21.73                0
    01/01/2008 to 12/31/2008                  $21.73           $10.41                0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Japan
    03/14/2005 to 12/31/2005                $9.95           $13.42              0
    01/01/2006 to 12/31/2006               $13.42           $14.49              0
    01/01/2007 to 12/31/2007               $14.49           $12.70              0
    01/01/2008 to 12/31/2008               $12.70            $7.32              0
-------------------------------------------------------------------------------------------
ProFund VP Banks
    03/14/2005 to 12/31/2005               $10.08           $10.13              0
    01/01/2006 to 12/31/2006               $10.13           $11.39              0
    01/01/2007 to 12/31/2007               $11.39            $8.07              0
    01/01/2008 to 12/31/2008                $8.07            $4.17              0
-------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    03/14/2005 to 12/31/2005                $9.98            $9.51              0
    01/01/2006 to 12/31/2006                $9.51           $10.70              0
    01/01/2007 to 12/31/2007               $10.70           $13.61              0
    01/01/2008 to 12/31/2008               $13.61            $6.44              0
-------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    03/14/2005 to 12/31/2005               $10.48           $13.53              0
    01/01/2006 to 12/31/2006               $13.53           $12.64              0
    01/01/2007 to 12/31/2007               $12.64           $12.17              0
    01/01/2008 to 12/31/2008               $12.17           $12.07              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/14/2005 to 12/31/2005               $10.04            $9.70              0
    01/01/2006 to 12/31/2006                $9.70           $10.58              0
    01/01/2007 to 12/31/2007               $10.58            $9.45              0
    01/01/2008 to 12/31/2008                $9.45            $6.32              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/14/2005 to 12/31/2005               $10.03            $9.76              0
    01/01/2006 to 12/31/2006                $9.76           $10.71              0
    01/01/2007 to 12/31/2007               $10.71           $11.22              0
    01/01/2008 to 12/31/2008               $11.22            $8.01              0
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    03/14/2005 to 12/31/2005               $10.07           $10.96              0
    01/01/2006 to 12/31/2006               $10.96           $12.88              0
    01/01/2007 to 12/31/2007               $12.88           $16.61              0
    01/01/2008 to 12/31/2008               $16.61           $10.20              0
-------------------------------------------------------------------------------------------
ProFund VP Financials
    03/14/2005 to 12/31/2005               $10.08           $10.56              0
    01/01/2006 to 12/31/2006               $10.56           $12.07              0
    01/01/2007 to 12/31/2007               $12.07            $9.51              0
    01/01/2008 to 12/31/2008                $9.51            $4.58              0
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    03/14/2005 to 12/31/2005               $10.09           $10.49              0
    01/01/2006 to 12/31/2006               $10.49           $10.76              0
    01/01/2007 to 12/31/2007               $10.76           $11.17              0
    01/01/2008 to 12/31/2008               $11.17            $8.23              0
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    03/14/2005 to 12/31/2005               $10.06           $10.10              0
    01/01/2006 to 12/31/2006               $10.10           $10.98              0
    01/01/2007 to 12/31/2007               $10.98           $11.95              0
    01/01/2008 to 12/31/2008               $11.95            $6.92              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Internet
    03/14/2005 to 12/31/2005            $9.94           $12.76              0
    01/01/2006 to 12/31/2006           $12.76           $12.59              0
    01/01/2007 to 12/31/2007           $12.59           $13.51              0
    01/01/2008 to 12/31/2008           $13.51            $7.26              0
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    03/14/2005 to 12/31/2005           $10.02            $9.47              0
    01/01/2006 to 12/31/2006            $9.47           $10.35              0
    01/01/2007 to 12/31/2007           $10.35           $10.31              0
    01/01/2008 to 12/31/2008           $10.31            $8.08              0
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    03/14/2005 to 12/31/2005            $9.89           $12.04              0
    01/01/2006 to 12/31/2006           $12.04           $12.59              0
    01/01/2007 to 12/31/2007           $12.59           $15.01              0
    01/01/2008 to 12/31/2008           $15.01           $10.12              0
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/14/2005 to 12/31/2005           $10.15           $11.21              0
    01/01/2006 to 12/31/2006           $11.21           $14.47              0
    01/01/2007 to 12/31/2007           $14.47           $11.33              0
    01/01/2008 to 12/31/2008           $11.33            $6.48              0
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    03/14/2005 to 12/31/2005           $10.04           $10.68              0
    01/01/2006 to 12/31/2006           $10.68            $9.67              0
    01/01/2007 to 12/31/2007            $9.67           $10.08              0
    01/01/2008 to 12/31/2008           $10.08            $4.93              0
---------------------------------------------------------------------------------------
ProFund VP Technology
    03/14/2005 to 12/31/2005           $10.03           $10.57              0
    01/01/2006 to 12/31/2006           $10.57           $11.13              0
    01/01/2007 to 12/31/2007           $11.13           $12.40              0
    01/01/2008 to 12/31/2008           $12.40            $6.72              0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/14/2005 to 12/31/2005           $10.03            $9.77              0
    01/01/2006 to 12/31/2006            $9.77           $12.78              0
    01/01/2007 to 12/31/2007           $12.78           $13.49              0
    01/01/2008 to 12/31/2008           $13.49            $8.61              0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/14/2005 to 12/31/2005           $10.17           $10.64              0
    01/01/2006 to 12/31/2006           $10.64           $12.35              0
    01/01/2007 to 12/31/2007           $12.35           $13.93              0
    01/01/2008 to 12/31/2008           $13.93            $9.40              0
---------------------------------------------------------------------------------------
ProFund VP Bull
    03/14/2005 to 12/31/2005           $10.05           $10.15              0
    01/01/2006 to 12/31/2006           $10.15           $11.24              0
    01/01/2007 to 12/31/2007           $11.24           $11.34              0
    01/01/2008 to 12/31/2008           $11.34            $6.88              0
---------------------------------------------------------------------------------------
ProFund VP Bear
    03/14/2005 to 12/31/2005            $9.94            $9.57              0
    01/01/2006 to 12/31/2006            $9.57            $8.63              0
    01/01/2007 to 12/31/2007            $8.63            $8.45              0
    01/01/2008 to 12/31/2008            $8.45           $11.52              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    03/14/2005 to 12/31/2005           $10.11           $10.28              0
    01/01/2006 to 12/31/2006           $10.28           $12.32              0
    01/01/2007 to 12/31/2007           $12.32           $12.10              0
    01/01/2008 to 12/31/2008           $12.10            $3.84              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    03/14/2005 to 12/31/2005           $10.06           $10.59              0
    01/01/2006 to 12/31/2006           $10.59           $10.88              0
    01/01/2007 to 12/31/2007           $10.88           $12.46              0
    01/01/2008 to 12/31/2008           $12.46            $6.98              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    03/14/2005 to 12/31/2005            $9.94            $9.17              0
    01/01/2006 to 12/31/2006            $9.17            $8.81              0
    01/01/2007 to 12/31/2007            $8.81            $7.59              0
    01/01/2008 to 12/31/2008            $7.59           $10.95              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    03/14/2005 to 12/31/2005           $10.15           $11.08              0
    01/01/2006 to 12/31/2006           $11.08           $11.32              0
    01/01/2007 to 12/31/2007           $11.32           $14.16              0
    01/01/2008 to 12/31/2008           $14.16            $3.76              0
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/14/2005 to 12/31/2005           $10.10           $10.63              0
    01/01/2006 to 12/31/2006           $10.63           $11.63              0
    01/01/2007 to 12/31/2007           $11.63           $11.44              0
    01/01/2008 to 12/31/2008           $11.44            $7.10              0
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/14/2005 to 12/31/2005           $10.06           $10.79              0
    01/01/2006 to 12/31/2006           $10.79           $10.93              0
    01/01/2007 to 12/31/2007           $10.93           $11.89              0
    01/01/2008 to 12/31/2008           $11.89            $7.09              0
---------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    03/14/2005 to 12/31/2005           $10.15           $11.42              0
    01/01/2006 to 12/31/2006           $11.42           $12.31              0
    01/01/2007 to 12/31/2007           $12.31           $12.70              0
    01/01/2008 to 12/31/2008           $12.70            $4.02              0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/14/2005 to 12/31/2005           $10.04           $10.33              0
    01/01/2006 to 12/31/2006           $10.33           $11.82              0
    01/01/2007 to 12/31/2007           $11.82           $10.68              0
    01/01/2008 to 12/31/2008           $10.68            $7.21              0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/14/2005 to 12/31/2005           $10.04           $10.51              0
    01/01/2006 to 12/31/2006           $10.51           $11.13              0
    01/01/2007 to 12/31/2007           $11.13           $11.28              0
    01/01/2008 to 12/31/2008           $11.28            $7.25              0
---------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    03/14/2005 to 12/31/2005           $10.12           $10.69              0
    01/01/2006 to 12/31/2006           $10.69           $13.13              0
    01/01/2007 to 12/31/2007           $13.13           $11.10              0
    01/01/2008 to 12/31/2008           $11.10            $3.65              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    03/14/2005 to 12/31/2005                            $10.08           $10.58                0
    01/01/2006 to 12/31/2006                            $10.58            $9.84                0
    01/01/2007 to 12/31/2007                             $9.84           $10.55                0
    01/01/2008 to 12/31/2008                            $10.55           $15.38                0
--------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    03/14/2005 to 12/31/2005                             $9.92            $9.11                0
    01/01/2006 to 12/31/2006                             $9.11            $9.78                0
    01/01/2007 to 12/31/2007                             $9.78            $9.03                0
    01/01/2008 to 12/31/2008                             $9.03            $5.45                0
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.49                0
    01/01/2006 to 12/31/2006                            $10.49           $11.20                0
    01/01/2007 to 12/31/2007                            $11.20           $11.47                0
    01/01/2008 to 12/31/2008                            $11.47           $10.66                0
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    03/14/2005 to 12/31/2005                            $10.00            $9.77                0
    01/01/2006 to 12/31/2006                             $9.77            $9.90                0
    01/01/2007 to 12/31/2007                             $9.90           $10.19                0
    01/01/2008 to 12/31/2008                            $10.19            $5.58                0
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    03/14/2005 to 12/31/2005                            $10.02           $10.47                0
    01/01/2006 to 12/31/2006                            $10.47           $11.37                0
    01/01/2007 to 12/31/2007                            $11.37           $12.12                0
    01/01/2008 to 12/31/2008                            $12.12            $6.51                0
--------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    03/14/2005 to 12/31/2005                            $10.03            $9.56                0
    01/01/2006 to 12/31/2006                             $9.56           $11.70                0
    01/01/2007 to 12/31/2007                            $11.70           $11.47                0
    01/01/2008 to 12/31/2008                            $11.47            $7.98                0
--------------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                           $10.00            $9.70                0
    01/01/2006 to 12/31/2006                             $9.70           $11.16                0
    01/01/2007 to 12/31/2007                            $11.16           $10.99                0
    01/01/2008 to 12/31/2008                            $10.99            $6.36              222
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    03/14/2005 to 12/31/2005                            $10.03           $10.86                0
    01/01/2006 to 12/31/2006                            $10.86           $14.65                0
    01/01/2007 to 12/31/2007                            $14.65           $16.17                0
    01/01/2008 to 12/31/2008                            $16.17            $9.01            1,196
--------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    03/14/2005 to 12/31/2005                            $10.10           $10.51                0
    01/01/2006 to 12/31/2006                            $10.51           $10.54                0
    01/01/2007 to 12/31/2007                            $10.54           $10.69                0
    01/01/2008 to 12/31/2008                            $10.69            $7.51                0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    03/14/2005 to 12/31/2005                              $10.06           $10.78                 0
    01/01/2006 to 12/31/2006                              $10.78           $11.44                 0
    01/01/2007 to 12/31/2007                              $11.44           $13.56                 0
    01/01/2008 to 12/31/2008                              $13.56            $6.48                 0
----------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    03/14/2005 to 12/31/2005                              $10.00           $11.14                 0
    01/01/2006 to 12/31/2006                              $11.14           $11.17                 0
    01/01/2007 to 12/31/2007                              $11.17           $12.85                 0
    01/01/2008 to 12/31/2008                              $12.85            $5.66                 0
----------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/14/2005 to 12/31/2005                              $10.03           $10.02                 0
    01/01/2006 to 12/31/2006                              $10.02           $10.64                 0
    01/01/2007 to 12/31/2007                              $10.64           $11.09                 0
    01/01/2008 to 12/31/2008                              $11.09            $6.96                 0
----------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/14/2005 to 12/31/2005                              $10.07           $10.23                 0
    01/01/2006 to 12/31/2006                              $10.23           $11.83                 0
    01/01/2007 to 12/31/2007                              $11.83           $11.54                 0
    01/01/2008 to 12/31/2008                              $11.54            $6.69                 0
----------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    03/14/2005 to 12/31/2005                               $9.93            $8.97                 0
    01/01/2006 to 12/31/2006                               $8.97            $8.42                 0
    01/01/2007 to 12/31/2007                               $8.42            $7.96                 0
    01/01/2008 to 12/31/2008                               $7.96           $10.23                 0
----------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    03/14/2005 to 12/31/2005                               $9.95            $9.20                 0
    01/01/2006 to 12/31/2006                               $9.20            $7.90                 0
    01/01/2007 to 12/31/2007                               $7.90            $8.05                 0
    01/01/2008 to 12/31/2008                               $8.05            $9.72                 0
----------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    03/14/2005 to 12/31/2005                               $9.93           $11.21                 0
    01/01/2006 to 12/31/2006                              $11.21           $13.22                 0
    01/01/2007 to 12/31/2007                              $13.22           $15.39                 0
    01/01/2008 to 12/31/2008                              $15.39            $7.45                 0
----------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                             $10.00            $9.99                 0
    01/01/2006 to 12/31/2006                               $9.99           $11.26                 0
    01/01/2007 to 12/31/2007                              $11.26           $12.01                 0
    01/01/2008 to 12/31/2008                              $12.01            $6.75            12,663
----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                             $10.00           $10.00                 0
    01/01/2006 to 12/31/2006                              $10.00           $11.07                 0
    01/01/2007 to 12/31/2007                              $11.07           $11.83                 0
    01/01/2008 to 12/31/2008                              $11.83            $7.50           258,438
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                             $10.00           $10.01                 0
    01/01/2006 to 12/31/2006                              $10.01           $10.90                 0
    01/01/2007 to 12/31/2007                              $10.90           $11.59                 0
    01/01/2008 to 12/31/2008                              $11.59            $7.70            65,805

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                                  $10.02           $10.79                 0
    01/01/2007 to 12/31/2007                                  $10.79           $11.46                 0
    01/01/2008 to 12/31/2008                                  $11.46            $7.96           157,625
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03                 0
    01/01/2006 to 12/31/2006                                  $10.03           $10.55                 0
    01/01/2007 to 12/31/2007                                  $10.55           $11.17                 0
    01/01/2008 to 12/31/2008                                  $11.17            $8.76           212,163
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.58                 0
    01/01/2007 to 12/31/2007                                  $10.58           $11.28                 0
    01/01/2008 to 12/31/2008                                  $11.28            $7.71            46,482
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.50                 0
    01/01/2007 to 12/31/2007                                  $10.50           $11.10                 0
    01/01/2008 to 12/31/2008                                  $11.10            $7.08            52,619
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.40                 0
    01/01/2007 to 12/31/2007                                  $10.40           $11.29                 0
    01/01/2008 to 12/31/2008                                  $11.29            $6.52            78,978
--------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $11.49                 0
    01/01/2008 to 12/31/2008                                  $11.49            $7.25            16,806
--------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.03                 0
    01/01/2008 to 12/31/2008                                  $10.03            $7.08            61,969
--------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.18                 0
    01/01/2008 to 12/31/2008                                  $10.18            $6.87            32,247
--------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.16                 0
    01/01/2008 to 12/31/2008                                  $10.16            $7.50            18,380
--------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00            $9.99                 0
    01/01/2008 to 12/31/2008                                   $9.99            $7.08             3,294
--------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                 $10.00            $9.97                 0
    01/01/2008 to 12/31/2008                                   $9.97            $9.20            10,755
--------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    06/30/2008* to 12/31/2008                                 $10.01           $10.89                 0
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2015
    06/30/2008* to 12/31/2008                                 $10.04           $11.65           206,480
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    06/30/2008* to 12/31/2008                                 $10.06           $12.48            39,538
--------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    06/30/2008* to 12/31/2008                                 $10.08           $12.55             5,428
--------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                 $10.17            $6.09             1,891

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.55                 0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.44             7,405
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.60           131,309



 *  Denotes the start date of these sub-accounts.

                                    APEX II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2002 to 12/31/2002                           --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                        $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37           2,459,224
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2002 to 12/31/2002                           --            $9.72             835,523
    01/01/2003 to 12/31/2003                        $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                       $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                       $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                       $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                       $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                       $24.43           $11.96           6,129,240
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2002 to 12/31/2002                           --            $8.19             269,995
    01/01/2003 to 12/31/2003                        $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                       $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                       $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                       $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                       $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                       $20.85           $11.48           2,393,870
---------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    01/01/2002 to 12/31/2002                           --            $9.04             969,509
    01/01/2003 to 12/31/2003                        $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                       $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                       $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                       $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                       $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                       $18.31           $11.88           1,412,847

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                            $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                           $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                           $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                           $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                           $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                           $20.16           $11.08           2,977,983
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                            $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                           $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                           $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                           $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                           $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                           $16.87           $12.17             667,006
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                            $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                           $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                           $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                           $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                           $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                           $16.34           $11.30           6,242,966
-------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $7.66             423,387
    01/01/2003 to 12/31/2003                            $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                           $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                           $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                           $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                           $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                           $12.33           $11.30                   0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                    $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                   $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                   $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                   $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                   $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                   $14.92            $8.69           2,808,881
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                                    $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                                    $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                                   $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                                   $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                                   $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                                   $16.34            $9.13           3,042,143
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                                    $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                                   $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                                   $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                                   $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                                   $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                                   $17.67           $10.03           5,184,438
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $6.80             658,419
    01/01/2003 to 12/31/2003                                    $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                                    $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                                    $9.67           $11.10                   0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                                    $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                                   $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                                   $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                                   $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                                   $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                                   $14.57            $8.87           1,381,269
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    01/01/2002 to 12/31/2002                                       --            $9.59             724,670
    01/01/2003 to 12/31/2003                                    $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                                   $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                                   $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                                   $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                                   $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                                   $33.07           $16.27           2,088,027
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                    $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                    $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                    $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                   $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                   $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                   $11.96            $6.99           4,437,756

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                            $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                            $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                            $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                           $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                           $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                           $12.73            $7.98           3,159,245
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                            $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                           $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                           $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                           $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                           $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                           $15.36            $8.51          16,673,165
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                            $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                            $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                            $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                            $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                           $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                           $11.88            $6.98           1,877,493
-------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.66             664,649
    01/01/2003 to 12/31/2003                            $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                           $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                           $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                           $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                           $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                           $16.05            $9.90           2,589,179
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    01/01/2002 to 12/31/2002                               --            $7.99             965,912
    01/01/2003 to 12/31/2003                            $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                            $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                           $10.72           $11.86                   0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                            $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                           $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                           $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                           $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                           $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                           $14.55            $8.32           2,874,755
-------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    01/01/2002 to 12/31/2002                               --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                           $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                           $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                           $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                           $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                           $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                           $22.11           $14.12           1,741,032

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                                           $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                          $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                          $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                          $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                          $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                          $12.53            $7.55           2,747,511
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                                           $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                                          $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                                          $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                                          $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                                          $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                                          $13.44            $8.62           2,803,150
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                           $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                          $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                          $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                          $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                          $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                          $14.08            $8.22          14,384,005
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                           $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                           $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                                          $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                                          $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                                          $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                                          $13.00            $7.48           4,027,564
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.71             847,517
    01/01/2003 to 12/31/2003                                           $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                          $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                          $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                          $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                          $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                          $12.90           $10.45          15,430,642
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                           $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                          $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                          $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                          $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                          $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                          $13.62            $9.35           3,074,479

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    01/01/2002 to 12/31/2002                            --            $9.09             921,329
    01/01/2003 to 12/31/2003                         $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                        $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                        $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                        $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                        $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                        $14.45           $10.52          10,697,390
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2002 to 12/31/2002                            --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                        $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                        $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                        $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                        $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                        $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                        $14.24           $13.67           4,228,137
----------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    01/01/2002 to 12/31/2002                            --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                         $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                        $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                        $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                        $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                        $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                        $13.80           $10.11           5,931,752
----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2002 to 12/31/2002                            --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                         $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                        $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                        $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                        $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                        $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                        $13.74           $10.37           8,586,978
----------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2002 to 12/31/2002                            --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                        $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                        $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                        $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                        $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                        $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                        $12.39           $11.91          20,478,277
----------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2002 to 12/31/2002                            --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                        $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                        $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                        $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                        $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                        $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                        $11.31           $11.24          15,403,578

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2002 to 12/31/2002                      --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                   $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                   $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                   $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                   $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                  $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                  $10.48           $10.57          91,319,625
----------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    01/01/2002 to 12/31/2002                      --            $8.66             283,466
    01/01/2003 to 12/31/2003                   $8.66           $13.60           1,763,660
    01/01/2004 to 12/31/2004                  $13.60           $16.02           2,103,950
    01/01/2005 to 12/31/2005                  $16.02           $20.72           3,395,891
    01/01/2006 to 12/31/2006                  $20.72           $27.43           2,835,328
    01/01/2007 to 12/31/2007                  $27.43           $38.71           3,344,620
    01/01/2008 to 12/31/2008                  $38.71           $16.04           1,630,334
----------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    01/01/2002 to 12/31/2002                      --            $8.25             196,720
    01/01/2003 to 12/31/2003                   $8.25           $10.23             314,757
    01/01/2004 to 12/31/2004                  $10.23           $11.18             590,808
    01/01/2005 to 12/31/2005                  $11.18           $11.59             534,648
    01/01/2006 to 12/31/2006                  $11.59           $13.51             582,613
    01/01/2007 to 12/31/2007                  $13.51           $13.66             497,287
    01/01/2008 to 12/31/2008                  $13.66            $8.53             312,113
----------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    01/01/2002 to 12/31/2002                      --            $7.09             543,762
    01/01/2003 to 12/31/2003                   $7.09            $9.61             889,464
    01/01/2004 to 12/31/2004                   $9.61           $10.72             668,032
    01/01/2005 to 12/31/2005                  $10.72           $11.67             602,063
    01/01/2006 to 12/31/2006                  $11.67           $13.33             605,730
    01/01/2007 to 12/31/2007                  $13.33           $14.70             631,476
    01/01/2008 to 12/31/2008                  $14.70            $7.51             384,426
----------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    01/01/2002 to 12/31/2002                      --            $5.50             293,307
    01/01/2003 to 12/31/2003                   $5.50            $7.87             578,651
    01/01/2004 to 12/31/2004                   $7.87            $8.09             512,424
    01/01/2005 to 12/31/2005                   $8.09            $8.13             453,392
    01/01/2006 to 12/31/2006                   $8.13            $8.84             513,442
    01/01/2007 to 12/31/2007                   $8.84            $9.36             630,739
    01/01/2008 to 12/31/2008                   $9.36            $5.11             453,772
----------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    01/01/2002 to 12/31/2002                      --            $8.00             475,873
    01/01/2003 to 12/31/2003                   $8.00           $10.05             698,364
    01/01/2004 to 12/31/2004                  $10.05           $10.64             937,586
    01/01/2005 to 12/31/2005                  $10.64           $11.31           1,131,376
    01/01/2006 to 12/31/2006                  $11.31           $11.71           1,250,782
    01/01/2007 to 12/31/2007                  $11.71           $12.88           1,163,277
    01/01/2008 to 12/31/2008                  $12.88            $9.04             849,932

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    01/01/2002 to 12/31/2002                      --            $8.76            366,258
    01/01/2003 to 12/31/2003                   $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                  $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                  $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                  $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                  $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                  $10.89            $4.34            540,897
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2002 to 12/31/2002                      --            $8.15            113,389
    01/01/2003 to 12/31/2003                   $8.15           $11.65            189,143
    01/01/2004 to 12/31/2004                  $11.65           $13.66            414,631
    01/01/2005 to 12/31/2005                  $13.66           $15.59            689,816
    01/01/2006 to 12/31/2006                  $15.59           $18.88          1,081,552
    01/01/2007 to 12/31/2007                  $18.88           $21.35          1,401,663
    01/01/2008 to 12/31/2008                  $21.35           $12.29            984,931
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    01/01/2002 to 12/31/2002                      --            $7.44            127,728
    01/01/2003 to 12/31/2003                   $7.44           $11.12            815,621
    01/01/2004 to 12/31/2004                  $11.12           $11.58            702,642
    01/01/2005 to 04/15/2005                  $11.58           $10.31                  0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2002 to 12/31/2002                      --            $7.78             39,943
    01/01/2003 to 12/31/2003                   $7.78           $10.71            404,789
    01/01/2004 to 12/31/2004                  $10.71           $11.29            570,123
    01/01/2005 to 12/31/2005                  $11.29           $11.53            281,775
    01/01/2006 to 12/31/2006                  $11.53           $12.03            241,307
    01/01/2007 to 12/31/2007                  $12.03           $13.24            249,298
    01/01/2008 to 12/31/2008                  $13.24            $9.48            271,517
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.44            606,613
    01/01/2006 to 12/31/2006                  $11.44           $12.49            553,827
    01/01/2007 to 12/31/2007                  $12.49           $13.64            604,401
    01/01/2008 to 12/31/2008                  $13.64            $7.90            346,210
----------------------------------------------------------------------------------------------
ProFund VP Europe 30
    01/01/2002 to 12/31/2002                      --            $7.93            292,396
    01/01/2003 to 12/31/2003                   $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004                  $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005                  $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006                  $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007                  $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008                  $16.85            $9.28            649,001
----------------------------------------------------------------------------------------------
ProFund VP Asia 30
    01/01/2002 to 12/31/2002                      --            $7.75            281,993
    01/01/2003 to 12/31/2003                   $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004                  $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005                  $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006                  $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007                  $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008                  $28.77           $13.91          1,337,672

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Japan
    01/01/2002 to 12/31/2002                   --            $7.24             65,845
    01/01/2003 to 12/31/2003                $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004                $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005                $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006               $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007               $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008               $12.85            $7.47            553,832
-------------------------------------------------------------------------------------------
ProFund VP Banks
    01/01/2002 to 12/31/2002                   --            $8.56            101,136
    01/01/2003 to 12/31/2003                $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004               $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005               $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006               $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007               $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008                $9.55            $4.99          2,409,143
-------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    01/01/2002 to 12/31/2002                   --            $8.46             76,331
    01/01/2003 to 12/31/2003                $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004               $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005               $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006               $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007               $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008               $17.45            $8.34          1,183,553
-------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    01/01/2002 to 12/31/2002                   --            $7.09            130,082
    01/01/2003 to 12/31/2003                $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004                $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005               $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006               $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007               $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008               $11.31           $11.33          1,249,287
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    01/01/2002 to 12/31/2002               --            $8.71            299,833
    01/01/2003 to 12/31/2003            $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004           $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005           $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006           $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007           $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008           $26.61           $16.50          1,351,549
---------------------------------------------------------------------------------------
ProFund VP Financials
    01/01/2002 to 12/31/2002               --            $8.85            221,377
    01/01/2003 to 12/31/2003            $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004           $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005           $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006           $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007           $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008           $11.44            $5.57          2,008,426
---------------------------------------------------------------------------------------
ProFund VP Health Care
    01/01/2002 to 12/31/2002               --            $7.94            388,508
    01/01/2003 to 12/31/2003            $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004            $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005            $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006            $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007            $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008           $10.44            $7.78          1,638,682
---------------------------------------------------------------------------------------
ProFund VP Industrials
    01/01/2002 to 12/31/2002               --            $7.93             12,642
    01/01/2003 to 12/31/2003            $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004           $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005           $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006           $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007           $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008           $13.55            $7.93            348,521
---------------------------------------------------------------------------------------
ProFund VP Internet
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    01/01/2002 to 12/31/2002               --            $8.56            136,559
    01/01/2003 to 12/31/2003            $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004            $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005            $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006            $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007            $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008            $8.33            $6.60            588,925

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    01/01/2002 to 12/31/2002               --            $9.70          1,175,651
    01/01/2003 to 12/31/2003            $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004           $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005           $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006           $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007           $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008           $18.60           $12.66          2,709,868
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    01/01/2002 to 12/31/2002               --            $9.86            441,318
    01/01/2003 to 12/31/2003            $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004           $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005           $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006           $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007           $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008           $17.47           $10.09            587,638
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    01/01/2002 to 12/31/2002               --            $5.14             93,241
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
---------------------------------------------------------------------------------------
ProFund VP Technology
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
---------------------------------------------------------------------------------------
ProFund VP Utilities
    01/01/2002 to 12/31/2002               --            $7.83            521,419
    01/01/2003 to 12/31/2003            $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007           $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008           $16.52           $11.26          1,279,942

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Bull
    01/01/2002 to 12/31/2002               --            $7.97            954,792
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
---------------------------------------------------------------------------------------
ProFund VP Bear
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.00            433,181
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
---------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    01/01/2002 to 12/31/2002               --            $7.69            772,260
    01/01/2003 to 12/31/2003            $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004           $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005           $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006           $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007           $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008           $13.85            $8.99            990,289
---------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    01/01/2002 to 12/31/2002               --            $6.14            212,085
    01/01/2003 to 12/31/2003            $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004           $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005           $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006           $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007           $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008           $16.11            $5.36          2,519,397

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    01/01/2002 to 12/31/2002                                --           $11.56          2,486,854
    01/01/2003 to 12/31/2003                            $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004                            $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005                            $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006                            $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007                            $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008                            $12.85           $18.92          2,696,273
--------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    01/01/2002 to 12/31/2002                                --            $8.02            165,792
    01/01/2003 to 12/31/2003                             $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                             $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                             $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                             $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                             $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                             $6.06            $3.70          2,315,493
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.56            899,139
    01/01/2006 to 12/31/2006                            $10.56           $11.38          1,207,864
    01/01/2007 to 12/31/2007                            $11.38           $11.78            898,024
    01/01/2008 to 12/31/2008                            $11.78           $11.04            901,901
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    01/01/2002 to 12/31/2002                                --            $6.80             19,826
    01/01/2003 to 12/31/2003                             $6.80            $9.16             66,435
    01/01/2004 to 12/31/2004                             $9.16           $10.03             91,924
    01/01/2005 to 12/31/2005                            $10.03            $9.92             87,726
    01/01/2006 to 12/31/2006                             $9.92           $10.15            100,227
    01/01/2007 to 12/31/2007                            $10.15           $10.55            106,856
    01/01/2008 to 12/31/2008                            $10.55            $5.83            190,718
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    01/01/2004 to 12/31/2004                                --           $11.85            311,233
    01/01/2005 to 12/31/2005                            $11.85           $12.84            590,605
    01/01/2006 to 12/31/2006                            $12.84           $17.48          1,507,757
    01/01/2007 to 12/31/2007                            $17.48           $19.49          2,078,809
    01/01/2008 to 12/31/2008                            $19.49           $10.97          1,122,006
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    01/01/2004 to 12/31/2004                                --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                            $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                            $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                            $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                            $14.10            $7.65          1,345,285
--------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    01/01/2004 to 12/31/2004                                --           $10.66             82,809
    01/01/2005 to 12/31/2005                            $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006                            $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007                            $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008                            $13.88            $6.71            199,304

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    01/01/2004 to 12/31/2004                           --           $10.75            173,851
    01/01/2005 to 12/31/2005                       $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                       $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                       $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                       $11.42            $8.09            259,188
---------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    01/01/2004 to 12/31/2004                           --           $10.48            155,695
    01/01/2005 to 12/31/2005                       $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                        $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                       $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                       $12.20            $8.58            249,670
---------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                      $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                        $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                       $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                       $11.28            $6.59          1,374,063
---------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    01/01/2004 to 12/31/2004                           --           $12.59            389,792
    01/01/2005 to 12/31/2005                       $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                       $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                       $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                       $17.43            $7.74          1,027,401
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    01/01/2004 to 12/31/2004                           --           $10.37             72,725
    01/01/2005 to 12/31/2005                       $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006                       $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007                       $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008                       $11.62            $7.37          1,340,839
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    01/01/2004 to 12/31/2004                           --           $10.37            159,605
    01/01/2005 to 12/31/2005                       $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006                       $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007                       $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008                       $12.08            $7.07          1,514,949
---------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    01/01/2004 to 12/31/2004                           --            $9.70             39,360
    01/01/2005 to 12/31/2005                        $9.70            $8.64            364,782
    01/01/2006 to 12/31/2006                        $8.64            $8.18            254,207
    01/01/2007 to 12/31/2007                        $8.18            $7.82            131,223
    01/01/2008 to 12/31/2008                        $7.82           $10.14            177,441
---------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    01/01/2004 to 12/31/2004                           --            $9.54            136,809
    01/01/2005 to 12/31/2005                        $9.54            $9.11            220,842
    01/01/2006 to 12/31/2006                        $9.11            $7.90            560,897
    01/01/2007 to 12/31/2007                        $7.90            $8.12          1,000,449
    01/01/2008 to 12/31/2008                        $8.12            $9.92            233,809

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    01/01/2004 to 12/31/2004                                      --           $10.53             269,671
    01/01/2005 to 12/31/2005                                  $10.53           $12.05             672,243
    01/01/2006 to 12/31/2006                                  $12.05           $14.35             742,865
    01/01/2007 to 12/31/2007                                  $14.35           $16.87             828,104
    01/01/2008 to 12/31/2008                                  $16.87            $8.25             357,600
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                  $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                  $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                  $12.26            $6.95           5,663,091
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                                  $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                                  $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                                  $12.07            $7.73          32,624,883
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                                  $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                                  $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                                  $11.83            $7.93          35,995,508
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                                  $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                                  $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                                  $11.70            $8.20          24,018,186
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                                  $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                                  $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                                  $11.40            $9.02          24,830,005
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                                  $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                                  $11.48            $7.93          16,229,117
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                  $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                  $11.30            $7.28          13,486,356
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                  $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                  $11.49            $6.70          13,640,692
--------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                  $11.51            $7.33           2,184,002
--------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                                  $10.04            $7.15           5,507,286

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                 $10.19            $6.94           1,952,838
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                                 $10.17            $7.58           3,825,075
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                                 $10.00            $7.16           2,156,002
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                  $9.98            $9.30           4,064,760
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                $10.00           $10.73         128,735,078
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.18            $6.11             100,170
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.57             126,548
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.47           1,469,632
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967



 *  Denotes the start date of these sub-accounts.

                                    APEX II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP (3.00%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                        $9.91           $10.53              0
    01/01/2006 to 12/31/2006                       $10.53           $12.55              0
    01/01/2007 to 12/31/2007                       $12.55           $13.32              0
    01/01/2008 to 12/31/2008                       $13.32            $7.57              0
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                        $9.92           $11.16              0
    01/01/2006 to 12/31/2006                       $11.16           $13.10              0
    01/01/2007 to 12/31/2007                       $13.10           $15.12              0
    01/01/2008 to 12/31/2008                       $15.12            $7.30              0
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                        $9.92           $10.59              0
    01/01/2006 to 12/31/2006                       $10.59           $13.09              0
    01/01/2007 to 12/31/2007                       $13.09           $14.95              0
    01/01/2008 to 12/31/2008                       $14.95            $8.12              0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/14/2005 to 12/31/2005                                    $9.96           $10.36              0
    01/01/2006 to 12/31/2006                                   $10.36           $12.49              0
    01/01/2007 to 12/31/2007                                   $12.49           $13.25              0
    01/01/2008 to 12/31/2008                                   $13.25            $8.49              0
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.31              0
    01/01/2006 to 12/31/2006                                   $10.31           $11.27              0
    01/01/2007 to 12/31/2007                                   $11.27           $11.71              0
    01/01/2008 to 12/31/2008                                   $11.71            $7.38              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.01           $10.20              0
    01/01/2006 to 12/31/2006                                   $10.20           $10.66              0
    01/01/2007 to 12/31/2007                                   $10.66           $12.27              0
    01/01/2008 to 12/31/2008                                   $12.27            $6.84              0
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.84              0
    01/01/2006 to 12/31/2006                                   $10.84           $11.87              0
    01/01/2007 to 12/31/2007                                   $11.87           $12.80              0
    01/01/2008 to 12/31/2008                                   $12.80            $6.94              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $10.44              0
    01/01/2006 to 12/31/2006                                   $10.44           $11.87              0
    01/01/2007 to 12/31/2007                                   $11.87           $10.92              0
    01/01/2008 to 12/31/2008                                   $10.92            $7.77              0
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $10.53              0
    01/01/2006 to 12/31/2006                                   $10.53           $12.26              0
    01/01/2007 to 12/31/2007                                   $12.26           $11.22              0
    01/01/2008 to 12/31/2008                                   $11.22            $7.65              0
---------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.04            $9.90              0
    01/01/2006 to 12/31/2006                                    $9.90           $11.53              0
    01/01/2007 to 12/31/2007                                   $11.53            $9.19              0
    01/01/2008 to 07/18/2008                                    $9.19            $8.36              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.46              0
    01/01/2006 to 12/31/2006                                   $10.46           $10.78              0
    01/01/2007 to 12/31/2007                                   $10.78           $12.48              0
    01/01/2008 to 12/31/2008                                   $12.48            $7.17              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $11.21              0
    01/01/2006 to 12/31/2006                                   $11.21           $12.40              0
    01/01/2007 to 12/31/2007                                   $12.40           $14.70              0
    01/01/2008 to 12/31/2008                                   $14.70            $8.10              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.76              0
    01/01/2006 to 12/31/2006                                   $10.76           $11.56              0
    01/01/2007 to 12/31/2007                                   $11.56           $11.57              0
    01/01/2008 to 12/31/2008                                   $11.57            $6.48              0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    03/14/2005 to 12/02/2005                           $10.09           $11.59              0
-------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.06           $10.24              0
    01/01/2006 to 12/31/2006                           $10.24           $11.34              0
    01/01/2007 to 12/31/2007                           $11.34           $11.31              0
    01/01/2008 to 12/31/2008                           $11.31            $6.78              0
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $11.61              0
    01/01/2006 to 12/31/2006                           $11.61           $13.05              0
    01/01/2007 to 12/31/2007                           $13.05           $17.78              0
    01/01/2008 to 12/31/2008                           $17.78            $8.62              0
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.02           $11.98              0
    01/01/2006 to 12/31/2006                           $11.98           $12.28              0
    01/01/2007 to 12/31/2007                           $12.28           $12.89              0
    01/01/2008 to 12/31/2008                           $12.89            $7.43              0
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.64              0
    01/01/2006 to 12/31/2006                           $10.64           $11.32              0
    01/01/2007 to 12/31/2007                           $11.32           $12.63              0
    01/01/2008 to 12/31/2008                           $12.63            $7.81              0
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.12           $10.78              0
    01/01/2006 to 12/31/2006                           $10.78           $11.21              0
    01/01/2007 to 12/31/2007                           $11.21           $12.50              0
    01/01/2008 to 12/31/2008                           $12.50            $6.83              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.03           $10.64              0
    01/01/2006 to 12/31/2006                           $10.64           $11.35              0
    01/01/2007 to 12/31/2007                           $11.35           $12.55              0
    01/01/2008 to 12/31/2008                           $12.55            $7.27              0
-------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.08           $10.59              0
    01/01/2006 to 12/31/2006                           $10.59           $12.51              0
    01/01/2007 to 12/31/2007                           $12.51           $12.28              0
    01/01/2008 to 12/31/2008                           $12.28            $7.47              0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    03/14/2005 to 12/02/2005                           $10.05           $11.21              0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                           $10.08           $10.20              0
    01/01/2006 to 12/31/2006                           $10.20           $12.00              0
    01/01/2007 to 12/31/2007                           $12.00           $11.22              0
    01/01/2008 to 12/31/2008                           $11.22            $6.33              0
-------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/14/2005 to 12/31/2005                           $10.15           $11.88              0
    01/01/2006 to 12/31/2006                           $11.88           $15.76              0
    01/01/2007 to 12/31/2007                           $15.76           $12.24              0
    01/01/2008 to 12/31/2008                           $12.24            $7.71              0

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.28              0
    01/01/2006 to 12/31/2006                                          $10.28           $11.23              0
    01/01/2007 to 12/31/2007                                          $11.23           $11.12              0
    01/01/2008 to 12/31/2008                                          $11.12            $6.61              0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/14/2005 to 12/31/2005                                          $10.07           $10.22              0
    01/01/2006 to 12/31/2006                                          $10.22           $11.58              0
    01/01/2007 to 12/31/2007                                          $11.58           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $7.10              0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.15              0
    01/01/2006 to 12/31/2006                                          $10.15           $11.55              0
    01/01/2007 to 12/31/2007                                          $11.55           $11.77              0
    01/01/2008 to 12/31/2008                                          $11.77            $6.77              0
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.44              0
    01/01/2006 to 12/31/2006                                          $10.44           $11.99              0
    01/01/2007 to 12/31/2007                                          $11.99           $11.29              0
    01/01/2008 to 12/31/2008                                          $11.29            $6.40              0
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    03/14/2005 to 12/31/2005                                          $10.01           $10.50              0
    01/01/2006 to 12/31/2006                                          $10.50           $11.32              0
    01/01/2007 to 12/31/2007                                          $11.32           $11.20              0
    01/01/2008 to 12/31/2008                                          $11.20            $8.95              0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.04           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $10.85              0
    01/01/2007 to 12/31/2007                                          $10.85           $11.46              0
    01/01/2008 to 12/31/2008                                          $11.46            $7.76              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.03           $10.24              0
    01/01/2006 to 12/31/2006                                          $10.24           $11.17              0
    01/01/2007 to 12/31/2007                                          $11.17           $11.52              0
    01/01/2008 to 12/31/2008                                          $11.52            $8.28              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                                           $9.95            $9.34              0
    01/01/2006 to 12/31/2006                                           $9.34            $9.63              0
    01/01/2007 to 12/31/2007                                           $9.63           $10.24              0
    01/01/2008 to 12/31/2008                                          $10.24            $9.69              0
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/14/2005 to 12/31/2005                                           $9.98            $9.75              0
    01/01/2006 to 12/31/2006                                           $9.75           $10.43              0
    01/01/2007 to 12/31/2007                                          $10.43           $10.37              0
    01/01/2008 to 12/31/2008                                          $10.37            $7.49              0
----------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                                          $10.00            $9.84              0
    01/01/2006 to 12/31/2006                                           $9.84           $10.48              0
    01/01/2007 to 12/31/2007                                          $10.48           $10.78              0
    01/01/2008 to 12/31/2008                                          $10.78            $8.03              0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                      $9.99           $10.04              0
    01/01/2006 to 12/31/2006                     $10.04           $10.10              0
    01/01/2007 to 12/31/2007                     $10.10           $10.61              0
    01/01/2008 to 12/31/2008                     $10.61           $10.06              0
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.94              0
    01/01/2006 to 12/31/2006                      $9.94           $10.01              0
    01/01/2007 to 12/31/2007                     $10.01           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37           $10.17              0
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.99              0
    01/01/2006 to 12/31/2006                      $9.99           $10.13              0
    01/01/2007 to 12/31/2007                     $10.13           $10.31              0
    01/01/2008 to 12/31/2008                     $10.31           $10.25              0
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    03/14/2005 to 12/31/2005                      $9.88           $11.93              0
    01/01/2006 to 12/31/2006                     $11.93           $15.57              0
    01/01/2007 to 12/31/2007                     $15.57           $21.67              0
    01/01/2008 to 12/31/2008                     $21.67            $8.86              0
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    03/14/2005 to 12/31/2005                     $10.07           $10.08              0
    01/01/2006 to 12/31/2006                     $10.08           $11.60              0
    01/01/2007 to 12/31/2007                     $11.60           $11.56              0
    01/01/2008 to 12/31/2008                     $11.56            $7.13              0
-------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    03/14/2005 to 12/31/2005                     $10.05           $10.80              0
    01/01/2006 to 12/31/2006                     $10.80           $12.16              0
    01/01/2007 to 12/31/2007                     $12.16           $13.23              0
    01/01/2008 to 12/31/2008                     $13.23            $6.66              0
-------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    03/14/2005 to 12/31/2005                     $10.00           $10.60              0
    01/01/2006 to 12/31/2006                     $10.60           $11.36              0
    01/01/2007 to 12/31/2007                     $11.36           $11.87              0
    01/01/2008 to 12/31/2008                     $11.87            $6.39              0
-------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    03/14/2005 to 12/31/2005                     $10.06           $11.04              0
    01/01/2006 to 12/31/2006                     $11.04           $11.27              0
    01/01/2007 to 12/31/2007                     $11.27           $12.23              0
    01/01/2008 to 12/31/2008                     $12.23            $8.47              0
-------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    03/14/2005 to 12/31/2005                     $10.06           $10.62              0
    01/01/2006 to 12/31/2006                     $10.62           $12.00              0
    01/01/2007 to 12/31/2007                     $12.00            $9.05              0
    01/01/2008 to 12/31/2008                      $9.05            $3.56              0
-------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                      $9.90           $10.88              0
    01/01/2006 to 12/31/2006                     $10.88           $13.00              0
    01/01/2007 to 12/31/2007                     $13.00           $14.50              0
    01/01/2008 to 12/31/2008                     $14.50            $8.23              0
-------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    03/14/2005 to 04/15/2005                     $10.02            $9.26              0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005               $10.02           $10.50              0
    01/01/2006 to 12/31/2006               $10.50           $10.79              0
    01/01/2007 to 12/31/2007               $10.79           $11.72              0
    01/01/2008 to 12/31/2008               $11.72            $8.28              0
-------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005               $9.82           $11.33              0
    01/01/2006 to 12/31/2006               $11.33           $12.20              0
    01/01/2007 to 12/31/2007               $12.20           $13.14              0
    01/01/2008 to 12/31/2008               $13.14            $7.50              0
-------------------------------------------------------------------------------------------
ProFund VP Europe 30
    03/14/2005 to 12/31/2005                $9.99           $10.41              0
    01/01/2006 to 12/31/2006               $10.41           $11.87              0
    01/01/2007 to 12/31/2007               $11.87           $13.19              0
    01/01/2008 to 12/31/2008               $13.19            $7.16              0
-------------------------------------------------------------------------------------------
ProFund VP Asia 30
    03/14/2005 to 12/31/2005                $9.99           $11.10              0
    01/01/2006 to 12/31/2006               $11.10           $14.99              0
    01/01/2007 to 12/31/2007               $14.99           $21.48              0
    01/01/2008 to 12/31/2008               $21.48           $10.25              0
-------------------------------------------------------------------------------------------
ProFund VP Japan
    03/14/2005 to 12/31/2005                $9.95           $13.38              0
    01/01/2006 to 12/31/2006               $13.38           $14.38              0
    01/01/2007 to 12/31/2007               $14.38           $12.56              0
    01/01/2008 to 12/31/2008               $12.56            $7.20              0
-------------------------------------------------------------------------------------------
ProFund VP Banks
    03/14/2005 to 12/31/2005               $10.08           $10.10              0
    01/01/2006 to 12/31/2006               $10.10           $11.31              0
    01/01/2007 to 12/31/2007               $11.31            $7.98              0
    01/01/2008 to 12/31/2008                $7.98            $4.11              0
-------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    03/14/2005 to 12/31/2005                $9.98            $9.48              0
    01/01/2006 to 12/31/2006                $9.48           $10.62              0
    01/01/2007 to 12/31/2007               $10.62           $13.46              0
    01/01/2008 to 12/31/2008               $13.46            $6.34              0
-------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    03/14/2005 to 12/31/2005               $10.48           $13.48              0
    01/01/2006 to 12/31/2006               $13.48           $12.55              0
    01/01/2007 to 12/31/2007               $12.55           $12.03              0
    01/01/2008 to 12/31/2008               $12.03           $11.88              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/14/2005 to 12/31/2005               $10.04            $9.66              0
    01/01/2006 to 12/31/2006                $9.66           $10.50              0
    01/01/2007 to 12/31/2007               $10.50            $9.34              0
    01/01/2008 to 12/31/2008                $9.34            $6.22              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/14/2005 to 12/31/2005               $10.03            $9.73              0
    01/01/2006 to 12/31/2006                $9.73           $10.63              0
    01/01/2007 to 12/31/2007               $10.63           $11.09              0
    01/01/2008 to 12/31/2008               $11.09            $7.89              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    03/14/2005 to 12/31/2005           $10.07           $10.92              0
    01/01/2006 to 12/31/2006           $10.92           $12.78              0
    01/01/2007 to 12/31/2007           $12.78           $16.42              0
    01/01/2008 to 12/31/2008           $16.42           $10.04              0
---------------------------------------------------------------------------------------
ProFund VP Financials
    03/14/2005 to 12/31/2005           $10.08           $10.53              0
    01/01/2006 to 12/31/2006           $10.53           $11.98              0
    01/01/2007 to 12/31/2007           $11.98            $9.40              0
    01/01/2008 to 12/31/2008            $9.40            $4.51              0
---------------------------------------------------------------------------------------
ProFund VP Health Care
    03/14/2005 to 12/31/2005           $10.09           $10.46              0
    01/01/2006 to 12/31/2006           $10.46           $10.68              0
    01/01/2007 to 12/31/2007           $10.68           $11.04              0
    01/01/2008 to 12/31/2008           $11.04            $8.11              0
---------------------------------------------------------------------------------------
ProFund VP Industrials
    03/14/2005 to 12/31/2005           $10.06           $10.06              0
    01/01/2006 to 12/31/2006           $10.06           $10.90              0
    01/01/2007 to 12/31/2007           $10.90           $11.81              0
    01/01/2008 to 12/31/2008           $11.81            $6.82              0
---------------------------------------------------------------------------------------
ProFund VP Internet
    03/14/2005 to 12/31/2005            $9.94           $12.71              0
    01/01/2006 to 12/31/2006           $12.71           $12.50              0
    01/01/2007 to 12/31/2007           $12.50           $13.36              0
    01/01/2008 to 12/31/2008           $13.36            $7.15              0
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    03/14/2005 to 12/31/2005           $10.02            $9.44              0
    01/01/2006 to 12/31/2006            $9.44           $10.27              0
    01/01/2007 to 12/31/2007           $10.27           $10.19              0
    01/01/2008 to 12/31/2008           $10.19            $7.96              0
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    03/14/2005 to 12/31/2005            $9.89           $12.00              0
    01/01/2006 to 12/31/2006           $12.00           $12.49              0
    01/01/2007 to 12/31/2007           $12.49           $14.84              0
    01/01/2008 to 12/31/2008           $14.84            $9.96              0
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/14/2005 to 12/31/2005           $10.15           $11.17              0
    01/01/2006 to 12/31/2006           $11.17           $14.36              0
    01/01/2007 to 12/31/2007           $14.36           $11.20              0
    01/01/2008 to 12/31/2008           $11.20            $6.38              0
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    03/14/2005 to 12/31/2005           $10.04           $10.65              0
    01/01/2006 to 12/31/2006           $10.65            $9.60              0
    01/01/2007 to 12/31/2007            $9.60            $9.97              0
    01/01/2008 to 12/31/2008            $9.97            $4.85              0
---------------------------------------------------------------------------------------
ProFund VP Technology
    03/14/2005 to 12/31/2005           $10.03           $10.54              0
    01/01/2006 to 12/31/2006           $10.54           $11.05              0
    01/01/2007 to 12/31/2007           $11.05           $12.26              0
    01/01/2008 to 12/31/2008           $12.26            $6.62              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/14/2005 to 12/31/2005           $10.03            $9.74              0
    01/01/2006 to 12/31/2006            $9.74           $12.68              0
    01/01/2007 to 12/31/2007           $12.68           $13.33              0
    01/01/2008 to 12/31/2008           $13.33            $8.48              0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/14/2005 to 12/31/2005           $10.17           $10.60              0
    01/01/2006 to 12/31/2006           $10.60           $12.26              0
    01/01/2007 to 12/31/2007           $12.26           $13.77              0
    01/01/2008 to 12/31/2008           $13.77            $9.26              0
---------------------------------------------------------------------------------------
ProFund VP Bull
    03/14/2005 to 12/31/2005           $10.05           $10.12              0
    01/01/2006 to 12/31/2006           $10.12           $11.16              0
    01/01/2007 to 12/31/2007           $11.16           $11.21              0
    01/01/2008 to 12/31/2008           $11.21            $6.77              0
---------------------------------------------------------------------------------------
ProFund VP Bear
    03/14/2005 to 12/31/2005            $9.94            $9.54              0
    01/01/2006 to 12/31/2006            $9.54            $8.56              0
    01/01/2007 to 12/31/2007            $8.56            $8.35              0
    01/01/2008 to 12/31/2008            $8.35           $11.34              0
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    03/14/2005 to 12/31/2005           $10.11           $10.25              0
    01/01/2006 to 12/31/2006           $10.25           $12.23              0
    01/01/2007 to 12/31/2007           $12.23           $11.96              0
    01/01/2008 to 12/31/2008           $11.96            $3.78              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    03/14/2005 to 12/31/2005           $10.06           $10.55              0
    01/01/2006 to 12/31/2006           $10.55           $10.79              0
    01/01/2007 to 12/31/2007           $10.79           $12.31              0
    01/01/2008 to 12/31/2008           $12.31            $6.87              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    03/14/2005 to 12/31/2005            $9.94            $9.14              0
    01/01/2006 to 12/31/2006            $9.14            $8.75              0
    01/01/2007 to 12/31/2007            $8.75            $7.50              0
    01/01/2008 to 12/31/2008            $7.50           $10.78              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    03/14/2005 to 12/31/2005           $10.15           $11.04              0
    01/01/2006 to 12/31/2006           $11.04           $11.23              0
    01/01/2007 to 12/31/2007           $11.23           $14.00              0
    01/01/2008 to 12/31/2008           $14.00            $3.70              0
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/14/2005 to 12/31/2005           $10.09           $10.60              0
    01/01/2006 to 12/31/2006           $10.60           $11.55              0
    01/01/2007 to 12/31/2007           $11.55           $11.31              0
    01/01/2008 to 12/31/2008           $11.31            $6.99              0
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/14/2005 to 12/31/2005           $10.06           $10.76              0
    01/01/2006 to 12/31/2006           $10.76           $10.85              0
    01/01/2007 to 12/31/2007           $10.85           $11.76              0
    01/01/2008 to 12/31/2008           $11.76            $6.98              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    03/14/2005 to 12/31/2005                            $10.15           $11.38              0
    01/01/2006 to 12/31/2006                            $11.38           $12.22              0
    01/01/2007 to 12/31/2007                            $12.22           $12.55              0
    01/01/2008 to 12/31/2008                            $12.55            $3.96              0
--------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/14/2005 to 12/31/2005                            $10.04           $10.30              0
    01/01/2006 to 12/31/2006                            $10.30           $11.73              0
    01/01/2007 to 12/31/2007                            $11.73           $10.55              0
    01/01/2008 to 12/31/2008                            $10.55            $7.09              0
--------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/14/2005 to 12/31/2005                            $10.04           $10.48              0
    01/01/2006 to 12/31/2006                            $10.48           $11.05              0
    01/01/2007 to 12/31/2007                            $11.05           $11.15              0
    01/01/2008 to 12/31/2008                            $11.15            $7.13              0
--------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    03/14/2005 to 12/31/2005                            $10.11           $10.66              0
    01/01/2006 to 12/31/2006                            $10.66           $13.03              0
    01/01/2007 to 12/31/2007                            $13.03           $10.97              0
    01/01/2008 to 12/31/2008                            $10.97            $3.60              0
--------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    03/14/2005 to 12/31/2005                            $10.08           $10.54              0
    01/01/2006 to 12/31/2006                            $10.54            $9.76              0
    01/01/2007 to 12/31/2007                             $9.76           $10.43              0
    01/01/2008 to 12/31/2008                            $10.43           $15.14              0
--------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    03/14/2005 to 12/31/2005                             $9.91            $9.08              0
    01/01/2006 to 12/31/2006                             $9.08            $9.71              0
    01/01/2007 to 12/31/2007                             $9.71            $8.92              0
    01/01/2008 to 12/31/2008                             $8.92            $5.37              0
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.47              0
    01/01/2006 to 12/31/2006                            $10.47           $11.12              0
    01/01/2007 to 12/31/2007                            $11.12           $11.35              0
    01/01/2008 to 12/31/2008                            $11.35           $10.50              0
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    03/14/2005 to 12/31/2005                            $10.00            $9.74              0
    01/01/2006 to 12/31/2006                             $9.74            $9.83              0
    01/01/2007 to 12/31/2007                             $9.83           $10.07              0
    01/01/2008 to 12/31/2008                            $10.07            $5.49              0
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    03/14/2005 to 12/31/2005                            $10.03           $10.83              0
    01/01/2006 to 12/31/2006                            $10.83           $14.54              0
    01/01/2007 to 12/31/2007                            $14.54           $15.99              0
    01/01/2008 to 12/31/2008                            $15.99            $8.87              0
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    03/14/2005 to 12/31/2005                            $10.02           $10.43              0
    01/01/2006 to 12/31/2006                            $10.43           $11.29              0
    01/01/2007 to 12/31/2007                            $11.29           $11.98              0
    01/01/2008 to 12/31/2008                            $11.98            $6.41              0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    03/14/2005 to 12/31/2005                       $10.06           $10.75              0
    01/01/2006 to 12/31/2006                       $10.75           $11.35              0
    01/01/2007 to 12/31/2007                       $11.35           $13.40              0
    01/01/2008 to 12/31/2008                       $13.40            $6.38              0
---------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    03/14/2005 to 12/31/2005                       $10.10           $10.48              0
    01/01/2006 to 12/31/2006                       $10.48           $10.46              0
    01/01/2007 to 12/31/2007                       $10.46           $10.57              0
    01/01/2008 to 12/31/2008                       $10.57            $7.39              0
---------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    03/14/2005 to 12/31/2005                       $10.03            $9.53              0
    01/01/2006 to 12/31/2006                        $9.53           $11.61              0
    01/01/2007 to 12/31/2007                       $11.61           $11.33              0
    01/01/2008 to 12/31/2008                       $11.33            $7.86              0
---------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                      $10.00            $9.67              0
    01/01/2006 to 12/31/2006                        $9.67           $11.08              0
    01/01/2007 to 12/31/2007                       $11.08           $10.87              0
    01/01/2008 to 12/31/2008                       $10.87            $6.27              0
---------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    03/14/2005 to 12/31/2005                       $10.00           $11.11              0
    01/01/2006 to 12/31/2006                       $11.11           $11.08              0
    01/01/2007 to 12/31/2007                       $11.08           $12.71              0
    01/01/2008 to 12/31/2008                       $12.71            $5.57              0
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/14/2005 to 12/31/2005                       $10.03            $9.98              0
    01/01/2006 to 12/31/2006                        $9.98           $10.56              0
    01/01/2007 to 12/31/2007                       $10.56           $10.96              0
    01/01/2008 to 12/31/2008                       $10.96            $6.85              0
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/14/2005 to 12/31/2005                       $10.07           $10.20              0
    01/01/2006 to 12/31/2006                       $10.20           $11.74              0
    01/01/2007 to 12/31/2007                       $11.74           $11.40              0
    01/01/2008 to 12/31/2008                       $11.40            $6.59              0
---------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    03/14/2005 to 12/31/2005                        $9.93            $8.94              0
    01/01/2006 to 12/31/2006                        $8.94            $8.36              0
    01/01/2007 to 12/31/2007                        $8.36            $7.87              0
    01/01/2008 to 12/31/2008                        $7.87           $10.07              0
---------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    03/14/2005 to 12/31/2005                        $9.95            $9.17              0
    01/01/2006 to 12/31/2006                        $9.17            $7.84              0
    01/01/2007 to 12/31/2007                        $7.84            $7.95              0
    01/01/2008 to 12/31/2008                        $7.95            $9.57              0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    03/14/2005 to 12/31/2005                                   $9.93           $11.18                 0
    01/01/2006 to 12/31/2006                                  $11.18           $13.12                 0
    01/01/2007 to 12/31/2007                                  $13.12           $15.22                 0
    01/01/2008 to 12/31/2008                                  $15.22            $7.34                 0
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00            $9.99                 0
    01/01/2006 to 12/31/2006                                   $9.99           $11.21                 0
    01/01/2007 to 12/31/2007                                  $11.21           $11.91                 0
    01/01/2008 to 12/31/2008                                  $11.91            $6.66                 0
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00                 0
    01/01/2006 to 12/31/2006                                  $10.00           $11.02             2,672
    01/01/2007 to 12/31/2007                                  $11.02           $11.73            10,225
    01/01/2008 to 12/31/2008                                  $11.73            $7.40            11,699
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01                 0
    01/01/2006 to 12/31/2006                                  $10.01           $10.85            18,249
    01/01/2007 to 12/31/2007                                  $10.85           $11.49            19,931
    01/01/2008 to 12/31/2008                                  $11.49            $7.60            38,177
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                                  $10.02           $10.74                 0
    01/01/2007 to 12/31/2007                                  $10.74           $11.36             4,610
    01/01/2008 to 12/31/2008                                  $11.36            $7.86             4,379
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03                 0
    01/01/2006 to 12/31/2006                                  $10.03           $10.50                 0
    01/01/2007 to 12/31/2007                                  $10.50           $11.07                 0
    01/01/2008 to 12/31/2008                                  $11.07            $8.65             4,182
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.54                 0
    01/01/2007 to 12/31/2007                                  $10.54           $11.20             7,920
    01/01/2008 to 12/31/2008                                  $11.20            $7.63            13,497
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.47                 0
    01/01/2007 to 12/31/2007                                  $10.47           $11.02             5,264
    01/01/2008 to 12/31/2008                                  $11.02            $7.00             5,327
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.37                 0
    01/01/2007 to 12/31/2007                                  $10.37           $11.20             5,929
    01/01/2008 to 12/31/2008                                  $11.20            $6.44            12,636
--------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $11.49                 0
    01/01/2008 to 12/31/2008                                  $11.49            $7.22             1,469
--------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.02                 0
    01/01/2008 to 12/31/2008                                  $10.02            $7.04             5,132
--------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                 $10.00           $10.17                 0
    01/01/2008 to 12/31/2008                                  $10.17            $6.84                 0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.15              0
    01/01/2008 to 12/31/2008                                 $10.15            $7.46              0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98              0
    01/01/2008 to 12/31/2008                                  $9.98            $7.05              0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.96              0
    01/01/2008 to 12/31/2008                                  $9.96            $9.16              0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.17            $6.08              0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.54              0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.43              0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.58              0



 *  Denotes the start date of these sub-accounts.

                                    ASXT SIX
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2002 to 12/31/2002                           --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                        $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37           2,459,224
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2002 to 12/31/2002                           --            $9.72             835,523
    01/01/2003 to 12/31/2003                        $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                       $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                       $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                       $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                       $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                       $24.43           $11.96           6,129,240
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2002 to 12/31/2002                           --            $8.19             269,995
    01/01/2003 to 12/31/2003                        $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                       $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                       $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                       $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                       $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                       $20.85           $11.48           2,393,870

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    01/01/2002 to 12/31/2002                               --            $9.04             969,509
    01/01/2003 to 12/31/2003                            $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                           $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                           $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                           $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                           $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                           $18.31           $11.88           1,412,847
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                            $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                           $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                           $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                           $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                           $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                           $20.16           $11.08           2,977,983
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                            $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                           $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                           $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                           $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                           $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                           $16.87           $12.17             667,006
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                            $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                           $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                           $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                           $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                           $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                           $16.34           $11.30           6,242,966

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.66             423,387
    01/01/2003 to 12/31/2003                                    $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                                   $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                                   $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                                   $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                                   $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                                   $12.33           $11.30                   0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                    $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                   $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                   $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                   $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                   $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                   $14.92            $8.69           2,808,881
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                                    $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                                    $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                                   $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                                   $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                                   $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                                   $16.34            $9.13           3,042,143
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                                    $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                                   $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                                   $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                                   $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                                   $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                                   $17.67           $10.03           5,184,438
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $6.80             658,419
    01/01/2003 to 12/31/2003                                    $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                                    $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                                    $9.67           $11.10                   0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                                    $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                                   $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                                   $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                                   $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                                   $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                                   $14.57            $8.87           1,381,269

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    01/01/2002 to 12/31/2002                               --            $9.59             724,670
    01/01/2003 to 12/31/2003                            $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                           $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                           $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                           $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                           $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                           $33.07           $16.27           2,088,027
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                            $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                            $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                            $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                           $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                           $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                           $11.96            $6.99           4,437,756
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                            $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                            $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                            $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                           $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                           $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                           $12.73            $7.98           3,159,245
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                            $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                           $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                           $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                           $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                           $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                           $15.36            $8.51          16,673,165
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                            $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                            $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                            $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                            $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                           $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                           $11.88            $6.98           1,877,493
-------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.66             664,649
    01/01/2003 to 12/31/2003                            $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                           $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                           $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                           $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                           $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                           $16.05            $9.90           2,589,179
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    01/01/2002 to 12/31/2002                               --            $7.99             965,912
    01/01/2003 to 12/31/2003                            $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                            $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                           $10.72           $11.86                   0

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                         $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                        $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                        $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                        $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                        $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                        $14.55            $8.32           2,874,755
--------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    01/01/2002 to 12/31/2002                                            --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                                        $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                                        $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                                        $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                                        $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                                        $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                                        $22.11           $14.12           1,741,032
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                                         $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                        $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                        $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                        $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                        $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                        $12.53            $7.55           2,747,511
--------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                                         $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                                        $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                                        $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                                        $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                                        $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                                        $13.44            $8.62           2,803,150
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                         $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                        $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                        $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                        $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                        $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                        $14.08            $8.22          14,384,005
--------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                         $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                         $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                                        $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                                        $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                                        $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                                        $13.00            $7.48           4,027,564

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.71             847,517
    01/01/2003 to 12/31/2003                                           $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                          $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                          $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                          $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                          $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                          $12.90           $10.45          15,430,642
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                           $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                          $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                          $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                          $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                          $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                          $13.62            $9.35           3,074,479
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.09             921,329
    01/01/2003 to 12/31/2003                                           $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                                          $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                                          $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                                          $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                                          $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                                          $14.45           $10.52          10,697,390
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2002 to 12/31/2002                                              --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                          $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                          $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                          $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                          $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                          $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                          $14.24           $13.67           4,228,137
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                                           $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                                          $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                                          $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                                          $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                                          $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                                          $13.80           $10.11           5,931,752
----------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                                           $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                                          $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                                          $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                                          $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                                          $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                                          $13.74           $10.37           8,586,978

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                     $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                     $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                     $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                     $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                     $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                     $12.39           $11.91          20,478,277
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                     $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                     $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                     $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                     $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                     $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                     $11.31           $11.24          15,403,578
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2002 to 12/31/2002                         --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                      $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                      $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                      $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                      $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                     $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                     $10.48           $10.57          91,319,625
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    01/01/2002 to 12/31/2002                         --            $8.66             283,466
    01/01/2003 to 12/31/2003                      $8.66           $13.60           1,763,660
    01/01/2004 to 12/31/2004                     $13.60           $16.02           2,103,950
    01/01/2005 to 12/31/2005                     $16.02           $20.72           3,395,891
    01/01/2006 to 12/31/2006                     $20.72           $27.43           2,835,328
    01/01/2007 to 12/31/2007                     $27.43           $38.71           3,344,620
    01/01/2008 to 12/31/2008                     $38.71           $16.04           1,630,334
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    01/01/2002 to 12/31/2002                         --            $8.25             196,720
    01/01/2003 to 12/31/2003                      $8.25           $10.23             314,757
    01/01/2004 to 12/31/2004                     $10.23           $11.18             590,808
    01/01/2005 to 12/31/2005                     $11.18           $11.59             534,648
    01/01/2006 to 12/31/2006                     $11.59           $13.51             582,613
    01/01/2007 to 12/31/2007                     $13.51           $13.66             497,287
    01/01/2008 to 12/31/2008                     $13.66            $8.53             312,113
-------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    01/01/2002 to 12/31/2002                         --            $7.09             543,762
    01/01/2003 to 12/31/2003                      $7.09            $9.61             889,464
    01/01/2004 to 12/31/2004                      $9.61           $10.72             668,032
    01/01/2005 to 12/31/2005                     $10.72           $11.67             602,063
    01/01/2006 to 12/31/2006                     $11.67           $13.33             605,730
    01/01/2007 to 12/31/2007                     $13.33           $14.70             631,476
    01/01/2008 to 12/31/2008                     $14.70            $7.51             384,426

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    01/01/2002 to 12/31/2002                      --            $5.50            293,307
    01/01/2003 to 12/31/2003                   $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                   $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                   $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                   $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                   $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                   $9.36            $5.11            453,772
----------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    01/01/2002 to 12/31/2002                      --            $8.00            475,873
    01/01/2003 to 12/31/2003                   $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                  $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                  $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                  $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                  $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                  $12.88            $9.04            849,932
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    01/01/2002 to 12/31/2002                      --            $8.76            366,258
    01/01/2003 to 12/31/2003                   $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                  $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                  $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                  $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                  $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                  $10.89            $4.34            540,897
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2002 to 12/31/2002                      --            $8.15            113,389
    01/01/2003 to 12/31/2003                   $8.15           $11.65            189,143
    01/01/2004 to 12/31/2004                  $11.65           $13.66            414,631
    01/01/2005 to 12/31/2005                  $13.66           $15.59            689,816
    01/01/2006 to 12/31/2006                  $15.59           $18.88          1,081,552
    01/01/2007 to 12/31/2007                  $18.88           $21.35          1,401,663
    01/01/2008 to 12/31/2008                  $21.35           $12.29            984,931
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    01/01/2002 to 12/31/2002                      --            $7.44            127,728
    01/01/2003 to 12/31/2003                   $7.44           $11.12            815,621
    01/01/2004 to 12/31/2004                  $11.12           $11.58            702,642
    01/01/2005 to 04/15/2005                  $11.58           $10.31                  0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2002 to 12/31/2002                      --            $7.78             39,943
    01/01/2003 to 12/31/2003                   $7.78           $10.71            404,789
    01/01/2004 to 12/31/2004                  $10.71           $11.29            570,123
    01/01/2005 to 12/31/2005                  $11.29           $11.53            281,775
    01/01/2006 to 12/31/2006                  $11.53           $12.03            241,307
    01/01/2007 to 12/31/2007                  $12.03           $13.24            249,298
    01/01/2008 to 12/31/2008                  $13.24            $9.48            271,517
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.44            606,613
    01/01/2006 to 12/31/2006                  $11.44           $12.49            553,827
    01/01/2007 to 12/31/2007                  $12.49           $13.64            604,401
    01/01/2008 to 12/31/2008                  $13.64            $7.90            346,210

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Europe 30
    01/01/2002 to 12/31/2002               --            $7.93            292,396
    01/01/2003 to 12/31/2003            $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004           $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005           $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006           $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007           $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008           $16.85            $9.28            649,001
---------------------------------------------------------------------------------------
ProFund VP Asia 30
    01/01/2002 to 12/31/2002               --            $7.75            281,993
    01/01/2003 to 12/31/2003            $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004           $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005           $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006           $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007           $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008           $28.77           $13.91          1,337,672
---------------------------------------------------------------------------------------
ProFund VP Japan
    01/01/2002 to 12/31/2002               --            $7.24             65,845
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
---------------------------------------------------------------------------------------
ProFund VP Banks
    01/01/2002 to 12/31/2002               --            $8.56            101,136
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
---------------------------------------------------------------------------------------
ProFund VP Basic Materials
    01/01/2002 to 12/31/2002               --            $8.46             76,331
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
---------------------------------------------------------------------------------------
ProFund VP Biotechnology
    01/01/2002 to 12/31/2002               --            $7.09            130,082
    01/01/2003 to 12/31/2003            $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004            $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005           $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006           $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007           $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008           $11.31           $11.33          1,249,287

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    01/01/2002 to 12/31/2002                   --            $8.71            299,833
    01/01/2003 to 12/31/2003                $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004               $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005               $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006               $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007               $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008               $26.61           $16.50          1,351,549
-------------------------------------------------------------------------------------------
ProFund VP Financials
    01/01/2002 to 12/31/2002                   --            $8.85            221,377
    01/01/2003 to 12/31/2003                $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004               $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005               $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006               $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007               $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008               $11.44            $5.57          2,008,426
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    01/01/2002 to 12/31/2002                   --            $7.94            388,508
    01/01/2003 to 12/31/2003                $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004                $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005                $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006                $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007                $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008               $10.44            $7.78          1,638,682
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    01/01/2002 to 12/31/2002                   --            $7.93             12,642
    01/01/2003 to 12/31/2003                $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004               $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005               $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006               $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007               $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008               $13.55            $7.93            348,521

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Internet
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    01/01/2002 to 12/31/2002               --            $8.56            136,559
    01/01/2003 to 12/31/2003            $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004            $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005            $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006            $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007            $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008            $8.33            $6.60            588,925
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    01/01/2002 to 12/31/2002               --            $9.70          1,175,651
    01/01/2003 to 12/31/2003            $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004           $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005           $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006           $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007           $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008           $18.60           $12.66          2,709,868
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    01/01/2002 to 12/31/2002               --            $9.86            441,318
    01/01/2003 to 12/31/2003            $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004           $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005           $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006           $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007           $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008           $17.47           $10.09            587,638
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    01/01/2002 to 12/31/2002               --            $5.14             93,241
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
---------------------------------------------------------------------------------------
ProFund VP Technology
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
---------------------------------------------------------------------------------------
ProFund VP Utilities
    01/01/2002 to 12/31/2002               --            $7.83            521,419
    01/01/2003 to 12/31/2003            $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007           $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008           $16.52           $11.26          1,279,942
---------------------------------------------------------------------------------------
ProFund VP Bull
    01/01/2002 to 12/31/2002               --            $7.97            954,792
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
---------------------------------------------------------------------------------------
ProFund VP Bear
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.00            433,181
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
---------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    01/01/2002 to 12/31/2002                                --            $7.69            772,260
    01/01/2003 to 12/31/2003                             $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004                            $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005                            $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006                            $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007                            $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008                            $13.85            $8.99            990,289
--------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    01/01/2002 to 12/31/2002                                --            $6.14            212,085
    01/01/2003 to 12/31/2003                             $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004                            $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005                            $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006                            $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007                            $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008                            $16.11            $5.36          2,519,397
--------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    01/01/2002 to 12/31/2002                                --           $11.56          2,486,854
    01/01/2003 to 12/31/2003                            $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004                            $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005                            $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006                            $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007                            $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008                            $12.85           $18.92          2,696,273
--------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    01/01/2002 to 12/31/2002                                --            $8.02            165,792
    01/01/2003 to 12/31/2003                             $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                             $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                             $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                             $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                             $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                             $6.06            $3.70          2,315,493
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.56            899,139
    01/01/2006 to 12/31/2006                            $10.56           $11.38          1,207,864
    01/01/2007 to 12/31/2007                            $11.38           $11.78            898,024
    01/01/2008 to 12/31/2008                            $11.78           $11.04            901,901
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    01/01/2002 to 12/31/2002                                --            $6.80             19,826
    01/01/2003 to 12/31/2003                             $6.80            $9.16             66,435
    01/01/2004 to 12/31/2004                             $9.16           $10.03             91,924
    01/01/2005 to 12/31/2005                            $10.03            $9.92             87,726
    01/01/2006 to 12/31/2006                             $9.92           $10.15            100,227
    01/01/2007 to 12/31/2007                            $10.15           $10.55            106,856
    01/01/2008 to 12/31/2008                            $10.55            $5.83            190,718
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    01/01/2004 to 12/31/2004                                --           $11.85            311,233
    01/01/2005 to 12/31/2005                            $11.85           $12.84            590,605
    01/01/2006 to 12/31/2006                            $12.84           $17.48          1,507,757
    01/01/2007 to 12/31/2007                            $17.48           $19.49          2,078,809
    01/01/2008 to 12/31/2008                            $19.49           $10.97          1,122,006

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    01/01/2004 to 12/31/2004                           --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                       $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                       $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                       $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                       $14.10            $7.65          1,345,285
---------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    01/01/2004 to 12/31/2004                           --           $10.66             82,809
    01/01/2005 to 12/31/2005                       $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006                       $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007                       $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008                       $13.88            $6.71            199,304
---------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    01/01/2004 to 12/31/2004                           --           $10.75            173,851
    01/01/2005 to 12/31/2005                       $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                       $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                       $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                       $11.42            $8.09            259,188
---------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    01/01/2004 to 12/31/2004                           --           $10.48            155,695
    01/01/2005 to 12/31/2005                       $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                        $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                       $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                       $12.20            $8.58            249,670
---------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                      $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                        $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                       $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                       $11.28            $6.59          1,374,063
---------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    01/01/2004 to 12/31/2004                           --           $12.59            389,792
    01/01/2005 to 12/31/2005                       $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                       $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                       $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                       $17.43            $7.74          1,027,401
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    01/01/2004 to 12/31/2004                           --           $10.37             72,725
    01/01/2005 to 12/31/2005                       $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006                       $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007                       $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008                       $11.62            $7.37          1,340,839
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    01/01/2004 to 12/31/2004                           --           $10.37            159,605
    01/01/2005 to 12/31/2005                       $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006                       $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007                       $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008                       $12.08            $7.07          1,514,949

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    01/01/2004 to 12/31/2004                                      --            $9.70              39,360
    01/01/2005 to 12/31/2005                                   $9.70            $8.64             364,782
    01/01/2006 to 12/31/2006                                   $8.64            $8.18             254,207
    01/01/2007 to 12/31/2007                                   $8.18            $7.82             131,223
    01/01/2008 to 12/31/2008                                   $7.82           $10.14             177,441
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    01/01/2004 to 12/31/2004                                      --            $9.54             136,809
    01/01/2005 to 12/31/2005                                   $9.54            $9.11             220,842
    01/01/2006 to 12/31/2006                                   $9.11            $7.90             560,897
    01/01/2007 to 12/31/2007                                   $7.90            $8.12           1,000,449
    01/01/2008 to 12/31/2008                                   $8.12            $9.92             233,809
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    01/01/2004 to 12/31/2004                                      --           $10.53             269,671
    01/01/2005 to 12/31/2005                                  $10.53           $12.05             672,243
    01/01/2006 to 12/31/2006                                  $12.05           $14.35             742,865
    01/01/2007 to 12/31/2007                                  $14.35           $16.87             828,104
    01/01/2008 to 12/31/2008                                  $16.87            $8.25             357,600
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                  $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                  $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                  $12.26            $6.95           5,663,091
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                                  $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                                  $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                                  $12.07            $7.73          32,624,883
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                                  $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                                  $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                                  $11.83            $7.93          35,995,508
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                                  $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                                  $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                                  $11.70            $8.20          24,018,186
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                                  $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                                  $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                                  $11.40            $9.02          24,830,005
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                                  $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                                  $11.48            $7.93          16,229,117
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                  $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                  $11.30            $7.28          13,486,356

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                 $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                 $11.49            $6.70          13,640,692
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                 $11.51            $7.33           2,184,002
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                                 $10.04            $7.15           5,507,286
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                 $10.19            $6.94           1,952,838
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                                 $10.17            $7.58           3,825,075
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                                 $10.00            $7.16           2,156,002
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                  $9.98            $9.30           4,064,760
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                $10.00           $10.73         128,735,078
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.18            $6.11             100,170
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.57             126,548
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.47           1,469,632
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967



 *  Denotes the start date of these sub-accounts.

                                    ASXT SIX
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP (3.00%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                        $9.91           $10.53              0
    01/01/2006 to 12/31/2006                       $10.53           $12.55              0
    01/01/2007 to 12/31/2007                       $12.55           $13.32              0
    01/01/2008 to 12/31/2008                       $13.32            $7.57              0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $11.16              0
    01/01/2006 to 12/31/2006                           $11.16           $13.10              0
    01/01/2007 to 12/31/2007                           $13.10           $15.12              0
    01/01/2008 to 12/31/2008                           $15.12            $7.30              0
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $10.59              0
    01/01/2006 to 12/31/2006                           $10.59           $13.09              0
    01/01/2007 to 12/31/2007                           $13.09           $14.95              0
    01/01/2008 to 12/31/2008                           $14.95            $8.12              0
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/14/2005 to 12/31/2005                            $9.96           $10.36              0
    01/01/2006 to 12/31/2006                           $10.36           $12.49              0
    01/01/2007 to 12/31/2007                           $12.49           $13.25              0
    01/01/2008 to 12/31/2008                           $13.25            $8.49              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.31              0
    01/01/2006 to 12/31/2006                           $10.31           $11.27              0
    01/01/2007 to 12/31/2007                           $11.27           $11.71              0
    01/01/2008 to 12/31/2008                           $11.71            $7.38              0
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.01           $10.20              0
    01/01/2006 to 12/31/2006                           $10.20           $10.66              0
    01/01/2007 to 12/31/2007                           $10.66           $12.27              0
    01/01/2008 to 12/31/2008                           $12.27            $6.84              0
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.84              0
    01/01/2006 to 12/31/2006                           $10.84           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $12.80              0
    01/01/2008 to 12/31/2008                           $12.80            $6.94              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.44              0
    01/01/2006 to 12/31/2006                           $10.44           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $10.92              0
    01/01/2008 to 12/31/2008                           $10.92            $7.77              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.53              0
    01/01/2006 to 12/31/2006                           $10.53           $12.26              0
    01/01/2007 to 12/31/2007                           $12.26           $11.22              0
    01/01/2008 to 12/31/2008                           $11.22            $7.65              0
-------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.04            $9.90              0
    01/01/2006 to 12/31/2006                            $9.90           $11.53              0
    01/01/2007 to 12/31/2007                           $11.53            $9.19              0
    01/01/2008 to 07/18/2008                            $9.19            $8.36              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.46              0
    01/01/2006 to 12/31/2006                           $10.46           $10.78              0
    01/01/2007 to 12/31/2007                           $10.78           $12.48              0
    01/01/2008 to 12/31/2008                           $12.48            $7.17              0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $11.21              0
    01/01/2006 to 12/31/2006                                   $11.21           $12.40              0
    01/01/2007 to 12/31/2007                                   $12.40           $14.70              0
    01/01/2008 to 12/31/2008                                   $14.70            $8.10              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.76              0
    01/01/2006 to 12/31/2006                                   $10.76           $11.56              0
    01/01/2007 to 12/31/2007                                   $11.56           $11.57              0
    01/01/2008 to 12/31/2008                                   $11.57            $6.48              0
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    03/14/2005 to 12/02/2005                                   $10.09           $11.59              0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.06           $10.24              0
    01/01/2006 to 12/31/2006                                   $10.24           $11.34              0
    01/01/2007 to 12/31/2007                                   $11.34           $11.31              0
    01/01/2008 to 12/31/2008                                   $11.31            $6.78              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $11.61              0
    01/01/2006 to 12/31/2006                                   $11.61           $13.05              0
    01/01/2007 to 12/31/2007                                   $13.05           $17.78              0
    01/01/2008 to 12/31/2008                                   $17.78            $8.62              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $11.98              0
    01/01/2006 to 12/31/2006                                   $11.98           $12.28              0
    01/01/2007 to 12/31/2007                                   $12.28           $12.89              0
    01/01/2008 to 12/31/2008                                   $12.89            $7.43              0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.32              0
    01/01/2007 to 12/31/2007                                   $11.32           $12.63              0
    01/01/2008 to 12/31/2008                                   $12.63            $7.81              0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.12           $10.78              0
    01/01/2006 to 12/31/2006                                   $10.78           $11.21              0
    01/01/2007 to 12/31/2007                                   $11.21           $12.50              0
    01/01/2008 to 12/31/2008                                   $12.50            $6.83              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.03           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.35              0
    01/01/2007 to 12/31/2007                                   $11.35           $12.55              0
    01/01/2008 to 12/31/2008                                   $12.55            $7.27              0
---------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.08           $10.59              0
    01/01/2006 to 12/31/2006                                   $10.59           $12.51              0
    01/01/2007 to 12/31/2007                                   $12.51           $12.28              0
    01/01/2008 to 12/31/2008                                   $12.28            $7.47              0
---------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    03/14/2005 to 12/02/2005                                   $10.05           $11.21              0

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $12.00              0
    01/01/2007 to 12/31/2007                                          $12.00           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $6.33              0
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/14/2005 to 12/31/2005                                          $10.15           $11.88              0
    01/01/2006 to 12/31/2006                                          $11.88           $15.76              0
    01/01/2007 to 12/31/2007                                          $15.76           $12.24              0
    01/01/2008 to 12/31/2008                                          $12.24            $7.71              0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.28              0
    01/01/2006 to 12/31/2006                                          $10.28           $11.23              0
    01/01/2007 to 12/31/2007                                          $11.23           $11.12              0
    01/01/2008 to 12/31/2008                                          $11.12            $6.61              0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/14/2005 to 12/31/2005                                          $10.07           $10.22              0
    01/01/2006 to 12/31/2006                                          $10.22           $11.58              0
    01/01/2007 to 12/31/2007                                          $11.58           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $7.10              0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.15              0
    01/01/2006 to 12/31/2006                                          $10.15           $11.55              0
    01/01/2007 to 12/31/2007                                          $11.55           $11.77              0
    01/01/2008 to 12/31/2008                                          $11.77            $6.77              0
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.44              0
    01/01/2006 to 12/31/2006                                          $10.44           $11.99              0
    01/01/2007 to 12/31/2007                                          $11.99           $11.29              0
    01/01/2008 to 12/31/2008                                          $11.29            $6.40              0
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    03/14/2005 to 12/31/2005                                          $10.01           $10.50              0
    01/01/2006 to 12/31/2006                                          $10.50           $11.32              0
    01/01/2007 to 12/31/2007                                          $11.32           $11.20              0
    01/01/2008 to 12/31/2008                                          $11.20            $8.95              0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.04           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $10.85              0
    01/01/2007 to 12/31/2007                                          $10.85           $11.46              0
    01/01/2008 to 12/31/2008                                          $11.46            $7.76              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.03           $10.24              0
    01/01/2006 to 12/31/2006                                          $10.24           $11.17              0
    01/01/2007 to 12/31/2007                                          $11.17           $11.52              0
    01/01/2008 to 12/31/2008                                          $11.52            $8.28              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                                           $9.95            $9.34              0
    01/01/2006 to 12/31/2006                                           $9.34            $9.63              0
    01/01/2007 to 12/31/2007                                           $9.63           $10.24              0
    01/01/2008 to 12/31/2008                                          $10.24            $9.69              0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/14/2005 to 12/31/2005                      $9.98            $9.75              0
    01/01/2006 to 12/31/2006                      $9.75           $10.43              0
    01/01/2007 to 12/31/2007                     $10.43           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37            $7.49              0
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.84              0
    01/01/2006 to 12/31/2006                      $9.84           $10.48              0
    01/01/2007 to 12/31/2007                     $10.48           $10.78              0
    01/01/2008 to 12/31/2008                     $10.78            $8.03              0
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                      $9.99           $10.04              0
    01/01/2006 to 12/31/2006                     $10.04           $10.10              0
    01/01/2007 to 12/31/2007                     $10.10           $10.61              0
    01/01/2008 to 12/31/2008                     $10.61           $10.06              0
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.94              0
    01/01/2006 to 12/31/2006                      $9.94           $10.01              0
    01/01/2007 to 12/31/2007                     $10.01           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37           $10.17              0
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.99              0
    01/01/2006 to 12/31/2006                      $9.99           $10.13              0
    01/01/2007 to 12/31/2007                     $10.13           $10.31              0
    01/01/2008 to 12/31/2008                     $10.31           $10.25              0
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    03/14/2005 to 12/31/2005                      $9.88           $11.93              0
    01/01/2006 to 12/31/2006                     $11.93           $15.57              0
    01/01/2007 to 12/31/2007                     $15.57           $21.67              0
    01/01/2008 to 12/31/2008                     $21.67            $8.86              0
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    03/14/2005 to 12/31/2005                     $10.07           $10.08              0
    01/01/2006 to 12/31/2006                     $10.08           $11.60              0
    01/01/2007 to 12/31/2007                     $11.60           $11.56              0
    01/01/2008 to 12/31/2008                     $11.56            $7.13              0
-------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    03/14/2005 to 12/31/2005                     $10.05           $10.80              0
    01/01/2006 to 12/31/2006                     $10.80           $12.16              0
    01/01/2007 to 12/31/2007                     $12.16           $13.23              0
    01/01/2008 to 12/31/2008                     $13.23            $6.66              0
-------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    03/14/2005 to 12/31/2005                     $10.00           $10.60              0
    01/01/2006 to 12/31/2006                     $10.60           $11.36              0
    01/01/2007 to 12/31/2007                     $11.36           $11.87              0
    01/01/2008 to 12/31/2008                     $11.87            $6.39              0
-------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    03/14/2005 to 12/31/2005                     $10.06           $11.04              0
    01/01/2006 to 12/31/2006                     $11.04           $11.27              0
    01/01/2007 to 12/31/2007                     $11.27           $12.23              0
    01/01/2008 to 12/31/2008                     $12.23            $8.47              0

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    03/14/2005 to 12/31/2005                  $10.06           $10.62              0
    01/01/2006 to 12/31/2006                  $10.62           $12.00              0
    01/01/2007 to 12/31/2007                  $12.00            $9.05              0
    01/01/2008 to 12/31/2008                   $9.05            $3.56              0
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                   $9.90           $10.88              0
    01/01/2006 to 12/31/2006                  $10.88           $13.00              0
    01/01/2007 to 12/31/2007                  $13.00           $14.50              0
    01/01/2008 to 12/31/2008                  $14.50            $8.23              0
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    03/14/2005 to 04/15/2005                  $10.02            $9.26              0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                  $10.02           $10.50              0
    01/01/2006 to 12/31/2006                  $10.50           $10.79              0
    01/01/2007 to 12/31/2007                  $10.79           $11.72              0
    01/01/2008 to 12/31/2008                  $11.72            $8.28              0
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.33              0
    01/01/2006 to 12/31/2006                  $11.33           $12.20              0
    01/01/2007 to 12/31/2007                  $12.20           $13.14              0
    01/01/2008 to 12/31/2008                  $13.14            $7.50              0
----------------------------------------------------------------------------------------------
ProFund VP Europe 30
    03/14/2005 to 12/31/2005                   $9.99           $10.41              0
    01/01/2006 to 12/31/2006                  $10.41           $11.87              0
    01/01/2007 to 12/31/2007                  $11.87           $13.19              0
    01/01/2008 to 12/31/2008                  $13.19            $7.16              0
----------------------------------------------------------------------------------------------
ProFund VP Asia 30
    03/14/2005 to 12/31/2005                   $9.99           $11.10              0
    01/01/2006 to 12/31/2006                  $11.10           $14.99              0
    01/01/2007 to 12/31/2007                  $14.99           $21.48              0
    01/01/2008 to 12/31/2008                  $21.48           $10.25              0
----------------------------------------------------------------------------------------------
ProFund VP Japan
    03/14/2005 to 12/31/2005                   $9.95           $13.38              0
    01/01/2006 to 12/31/2006                  $13.38           $14.38              0
    01/01/2007 to 12/31/2007                  $14.38           $12.56              0
    01/01/2008 to 12/31/2008                  $12.56            $7.20              0
----------------------------------------------------------------------------------------------
ProFund VP Banks
    03/14/2005 to 12/31/2005                  $10.08           $10.10              0
    01/01/2006 to 12/31/2006                  $10.10           $11.31              0
    01/01/2007 to 12/31/2007                  $11.31            $7.98              0
    01/01/2008 to 12/31/2008                   $7.98            $4.11              0
----------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    03/14/2005 to 12/31/2005                   $9.98            $9.48              0
    01/01/2006 to 12/31/2006                   $9.48           $10.62              0
    01/01/2007 to 12/31/2007                  $10.62           $13.46              0
    01/01/2008 to 12/31/2008                  $13.46            $6.34              0
----------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    03/14/2005 to 12/31/2005                  $10.48           $13.48              0
    01/01/2006 to 12/31/2006                  $13.48           $12.55              0
    01/01/2007 to 12/31/2007                  $12.55           $12.03              0
    01/01/2008 to 12/31/2008                  $12.03           $11.88              0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/14/2005 to 12/31/2005               $10.04            $9.66              0
    01/01/2006 to 12/31/2006                $9.66           $10.50              0
    01/01/2007 to 12/31/2007               $10.50            $9.34              0
    01/01/2008 to 12/31/2008                $9.34            $6.22              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/14/2005 to 12/31/2005               $10.03            $9.73              0
    01/01/2006 to 12/31/2006                $9.73           $10.63              0
    01/01/2007 to 12/31/2007               $10.63           $11.09              0
    01/01/2008 to 12/31/2008               $11.09            $7.89              0
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    03/14/2005 to 12/31/2005               $10.07           $10.92              0
    01/01/2006 to 12/31/2006               $10.92           $12.78              0
    01/01/2007 to 12/31/2007               $12.78           $16.42              0
    01/01/2008 to 12/31/2008               $16.42           $10.04              0
-------------------------------------------------------------------------------------------
ProFund VP Financials
    03/14/2005 to 12/31/2005               $10.08           $10.53              0
    01/01/2006 to 12/31/2006               $10.53           $11.98              0
    01/01/2007 to 12/31/2007               $11.98            $9.40              0
    01/01/2008 to 12/31/2008                $9.40            $4.51              0
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    03/14/2005 to 12/31/2005               $10.09           $10.46              0
    01/01/2006 to 12/31/2006               $10.46           $10.68              0
    01/01/2007 to 12/31/2007               $10.68           $11.04              0
    01/01/2008 to 12/31/2008               $11.04            $8.11              0
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    03/14/2005 to 12/31/2005               $10.06           $10.06              0
    01/01/2006 to 12/31/2006               $10.06           $10.90              0
    01/01/2007 to 12/31/2007               $10.90           $11.81              0
    01/01/2008 to 12/31/2008               $11.81            $6.82              0
-------------------------------------------------------------------------------------------
ProFund VP Internet
    03/14/2005 to 12/31/2005                $9.94           $12.71              0
    01/01/2006 to 12/31/2006               $12.71           $12.50              0
    01/01/2007 to 12/31/2007               $12.50           $13.36              0
    01/01/2008 to 12/31/2008               $13.36            $7.15              0
-------------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    03/14/2005 to 12/31/2005               $10.02            $9.44              0
    01/01/2006 to 12/31/2006                $9.44           $10.27              0
    01/01/2007 to 12/31/2007               $10.27           $10.19              0
    01/01/2008 to 12/31/2008               $10.19            $7.96              0
-------------------------------------------------------------------------------------------
ProFund VP Precious Metals
    03/14/2005 to 12/31/2005                $9.89           $12.00              0
    01/01/2006 to 12/31/2006               $12.00           $12.49              0
    01/01/2007 to 12/31/2007               $12.49           $14.84              0
    01/01/2008 to 12/31/2008               $14.84            $9.96              0
-------------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/14/2005 to 12/31/2005               $10.15           $11.17              0
    01/01/2006 to 12/31/2006               $11.17           $14.36              0
    01/01/2007 to 12/31/2007               $14.36           $11.20              0
    01/01/2008 to 12/31/2008               $11.20            $6.38              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    03/14/2005 to 12/31/2005           $10.04           $10.65              0
    01/01/2006 to 12/31/2006           $10.65            $9.60              0
    01/01/2007 to 12/31/2007            $9.60            $9.97              0
    01/01/2008 to 12/31/2008            $9.97            $4.85              0
---------------------------------------------------------------------------------------
ProFund VP Technology
    03/14/2005 to 12/31/2005           $10.03           $10.54              0
    01/01/2006 to 12/31/2006           $10.54           $11.05              0
    01/01/2007 to 12/31/2007           $11.05           $12.26              0
    01/01/2008 to 12/31/2008           $12.26            $6.62              0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/14/2005 to 12/31/2005           $10.03            $9.74              0
    01/01/2006 to 12/31/2006            $9.74           $12.68              0
    01/01/2007 to 12/31/2007           $12.68           $13.33              0
    01/01/2008 to 12/31/2008           $13.33            $8.48              0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/14/2005 to 12/31/2005           $10.17           $10.60              0
    01/01/2006 to 12/31/2006           $10.60           $12.26              0
    01/01/2007 to 12/31/2007           $12.26           $13.77              0
    01/01/2008 to 12/31/2008           $13.77            $9.26              0
---------------------------------------------------------------------------------------
ProFund VP Bull
    03/14/2005 to 12/31/2005           $10.05           $10.12              0
    01/01/2006 to 12/31/2006           $10.12           $11.16              0
    01/01/2007 to 12/31/2007           $11.16           $11.21              0
    01/01/2008 to 12/31/2008           $11.21            $6.77              0
---------------------------------------------------------------------------------------
ProFund VP Bear
    03/14/2005 to 12/31/2005            $9.94            $9.54              0
    01/01/2006 to 12/31/2006            $9.54            $8.56              0
    01/01/2007 to 12/31/2007            $8.56            $8.35              0
    01/01/2008 to 12/31/2008            $8.35           $11.34              0
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    03/14/2005 to 12/31/2005           $10.11           $10.25              0
    01/01/2006 to 12/31/2006           $10.25           $12.23              0
    01/01/2007 to 12/31/2007           $12.23           $11.96              0
    01/01/2008 to 12/31/2008           $11.96            $3.78              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    03/14/2005 to 12/31/2005           $10.06           $10.55              0
    01/01/2006 to 12/31/2006           $10.55           $10.79              0
    01/01/2007 to 12/31/2007           $10.79           $12.31              0
    01/01/2008 to 12/31/2008           $12.31            $6.87              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    03/14/2005 to 12/31/2005            $9.94            $9.14              0
    01/01/2006 to 12/31/2006            $9.14            $8.75              0
    01/01/2007 to 12/31/2007            $8.75            $7.50              0
    01/01/2008 to 12/31/2008            $7.50           $10.78              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    03/14/2005 to 12/31/2005           $10.15           $11.04              0
    01/01/2006 to 12/31/2006           $11.04           $11.23              0
    01/01/2007 to 12/31/2007           $11.23           $14.00              0
    01/01/2008 to 12/31/2008           $14.00            $3.70              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                             Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/14/2005 to 12/31/2005                   $10.09           $10.60              0
    01/01/2006 to 12/31/2006                   $10.60           $11.55              0
    01/01/2007 to 12/31/2007                   $11.55           $11.31              0
    01/01/2008 to 12/31/2008                   $11.31            $6.99              0
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/14/2005 to 12/31/2005                   $10.06           $10.76              0
    01/01/2006 to 12/31/2006                   $10.76           $10.85              0
    01/01/2007 to 12/31/2007                   $10.85           $11.76              0
    01/01/2008 to 12/31/2008                   $11.76            $6.98              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    03/14/2005 to 12/31/2005                   $10.15           $11.38              0
    01/01/2006 to 12/31/2006                   $11.38           $12.22              0
    01/01/2007 to 12/31/2007                   $12.22           $12.55              0
    01/01/2008 to 12/31/2008                   $12.55            $3.96              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/14/2005 to 12/31/2005                   $10.04           $10.30              0
    01/01/2006 to 12/31/2006                   $10.30           $11.73              0
    01/01/2007 to 12/31/2007                   $11.73           $10.55              0
    01/01/2008 to 12/31/2008                   $10.55            $7.09              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/14/2005 to 12/31/2005                   $10.04           $10.48              0
    01/01/2006 to 12/31/2006                   $10.48           $11.05              0
    01/01/2007 to 12/31/2007                   $11.05           $11.15              0
    01/01/2008 to 12/31/2008                   $11.15            $7.13              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    03/14/2005 to 12/31/2005                   $10.11           $10.66              0
    01/01/2006 to 12/31/2006                   $10.66           $13.03              0
    01/01/2007 to 12/31/2007                   $13.03           $10.97              0
    01/01/2008 to 12/31/2008                   $10.97            $3.60              0
-----------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    03/14/2005 to 12/31/2005                   $10.08           $10.54              0
    01/01/2006 to 12/31/2006                   $10.54            $9.76              0
    01/01/2007 to 12/31/2007                    $9.76           $10.43              0
    01/01/2008 to 12/31/2008                   $10.43           $15.14              0
-----------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    03/14/2005 to 12/31/2005                    $9.91            $9.08              0
    01/01/2006 to 12/31/2006                    $9.08            $9.71              0
    01/01/2007 to 12/31/2007                    $9.71            $8.92              0
    01/01/2008 to 12/31/2008                    $8.92            $5.37              0
-----------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                  $10.00           $10.47              0
    01/01/2006 to 12/31/2006                   $10.47           $11.12              0
    01/01/2007 to 12/31/2007                   $11.12           $11.35              0
    01/01/2008 to 12/31/2008                   $11.35           $10.50              0
-----------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    03/14/2005 to 12/31/2005                   $10.00            $9.74              0
    01/01/2006 to 12/31/2006                    $9.74            $9.83              0
    01/01/2007 to 12/31/2007                    $9.83           $10.07              0
    01/01/2008 to 12/31/2008                   $10.07            $5.49              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    03/14/2005 to 12/31/2005                            $10.03           $10.83              0
    01/01/2006 to 12/31/2006                            $10.83           $14.54              0
    01/01/2007 to 12/31/2007                            $14.54           $15.99              0
    01/01/2008 to 12/31/2008                            $15.99            $8.87              0
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    03/14/2005 to 12/31/2005                            $10.02           $10.43              0
    01/01/2006 to 12/31/2006                            $10.43           $11.29              0
    01/01/2007 to 12/31/2007                            $11.29           $11.98              0
    01/01/2008 to 12/31/2008                            $11.98            $6.41              0
--------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    03/14/2005 to 12/31/2005                            $10.06           $10.75              0
    01/01/2006 to 12/31/2006                            $10.75           $11.35              0
    01/01/2007 to 12/31/2007                            $11.35           $13.40              0
    01/01/2008 to 12/31/2008                            $13.40            $6.38              0
--------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    03/14/2005 to 12/31/2005                            $10.10           $10.48              0
    01/01/2006 to 12/31/2006                            $10.48           $10.46              0
    01/01/2007 to 12/31/2007                            $10.46           $10.57              0
    01/01/2008 to 12/31/2008                            $10.57            $7.39              0
--------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    03/14/2005 to 12/31/2005                            $10.03            $9.53              0
    01/01/2006 to 12/31/2006                             $9.53           $11.61              0
    01/01/2007 to 12/31/2007                            $11.61           $11.33              0
    01/01/2008 to 12/31/2008                            $11.33            $7.86              0
--------------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                           $10.00            $9.67              0
    01/01/2006 to 12/31/2006                             $9.67           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $10.87              0
    01/01/2008 to 12/31/2008                            $10.87            $6.27              0
--------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    03/14/2005 to 12/31/2005                            $10.00           $11.11              0
    01/01/2006 to 12/31/2006                            $11.11           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $12.71              0
    01/01/2008 to 12/31/2008                            $12.71            $5.57              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/14/2005 to 12/31/2005                            $10.03            $9.98              0
    01/01/2006 to 12/31/2006                             $9.98           $10.56              0
    01/01/2007 to 12/31/2007                            $10.56           $10.96              0
    01/01/2008 to 12/31/2008                            $10.96            $6.85              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/14/2005 to 12/31/2005                            $10.07           $10.20              0
    01/01/2006 to 12/31/2006                            $10.20           $11.74              0
    01/01/2007 to 12/31/2007                            $11.74           $11.40              0
    01/01/2008 to 12/31/2008                            $11.40            $6.59              0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    03/14/2005 to 12/31/2005                                   $9.93            $8.94                 0
    01/01/2006 to 12/31/2006                                   $8.94            $8.36                 0
    01/01/2007 to 12/31/2007                                   $8.36            $7.87                 0
    01/01/2008 to 12/31/2008                                   $7.87           $10.07                 0
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    03/14/2005 to 12/31/2005                                   $9.95            $9.17                 0
    01/01/2006 to 12/31/2006                                   $9.17            $7.84                 0
    01/01/2007 to 12/31/2007                                   $7.84            $7.95                 0
    01/01/2008 to 12/31/2008                                   $7.95            $9.57                 0
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    03/14/2005 to 12/31/2005                                   $9.93           $11.18                 0
    01/01/2006 to 12/31/2006                                  $11.18           $13.12                 0
    01/01/2007 to 12/31/2007                                  $13.12           $15.22                 0
    01/01/2008 to 12/31/2008                                  $15.22            $7.34                 0
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00            $9.99                 0
    01/01/2006 to 12/31/2006                                   $9.99           $11.21                 0
    01/01/2007 to 12/31/2007                                  $11.21           $11.91                 0
    01/01/2008 to 12/31/2008                                  $11.91            $6.66                 0
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00                 0
    01/01/2006 to 12/31/2006                                  $10.00           $11.02             2,672
    01/01/2007 to 12/31/2007                                  $11.02           $11.73            10,225
    01/01/2008 to 12/31/2008                                  $11.73            $7.40            11,699
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01                 0
    01/01/2006 to 12/31/2006                                  $10.01           $10.85            18,249
    01/01/2007 to 12/31/2007                                  $10.85           $11.49            19,931
    01/01/2008 to 12/31/2008                                  $11.49            $7.60            38,177
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                                  $10.02           $10.74                 0
    01/01/2007 to 12/31/2007                                  $10.74           $11.36             4,610
    01/01/2008 to 12/31/2008                                  $11.36            $7.86             4,379
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03                 0
    01/01/2006 to 12/31/2006                                  $10.03           $10.50                 0
    01/01/2007 to 12/31/2007                                  $10.50           $11.07                 0
    01/01/2008 to 12/31/2008                                  $11.07            $8.65             4,182
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.54                 0
    01/01/2007 to 12/31/2007                                  $10.54           $11.20             7,920
    01/01/2008 to 12/31/2008                                  $11.20            $7.63            13,497
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.47                 0
    01/01/2007 to 12/31/2007                                  $10.47           $11.02             5,264
    01/01/2008 to 12/31/2008                                  $11.02            $7.00             5,327

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.37                 0
    01/01/2007 to 12/31/2007                                 $10.37           $11.20             5,929
    01/01/2008 to 12/31/2008                                 $11.20            $6.44            12,636
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.49                 0
    01/01/2008 to 12/31/2008                                 $11.49            $7.22             1,469
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.02                 0
    01/01/2008 to 12/31/2008                                 $10.02            $7.04             5,132
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17                 0
    01/01/2008 to 12/31/2008                                 $10.17            $6.84                 0
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.15                 0
    01/01/2008 to 12/31/2008                                 $10.15            $7.46                 0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98                 0
    01/01/2008 to 12/31/2008                                  $9.98            $7.05                 0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.96                 0
    01/01/2008 to 12/31/2008                                  $9.96            $9.16                 0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.17            $6.08                 0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.54                 0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.43                 0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.58                 0



 *  Denotes the start date of these sub-accounts.

                                     ASL II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2002 to 12/31/2002                           --            $8.56          2,569,506
    01/01/2003 to 12/31/2003                        $8.56           $11.00          2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67          3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84          5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71          4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98          4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37          2,459,224

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $9.72             835,523
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.19             269,995
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    01/01/2002 to 12/31/2002                               --            $9.04             969,509
    01/01/2003 to 12/31/2003                            $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                           $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                           $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                           $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                           $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                           $18.31           $11.88           1,412,847
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                            $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                           $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                           $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                           $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                           $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                           $20.16           $11.08           2,977,983

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                                    $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                                   $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                                   $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                                   $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                                   $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                                   $16.87           $12.17             667,006
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                    $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                   $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                   $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                   $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                   $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                   $16.34           $11.30           6,242,966
---------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.66             423,387
    01/01/2003 to 12/31/2003                                    $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                                   $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                                   $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                                   $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                                   $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                                   $12.33           $11.30                   0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                    $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                   $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                   $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                   $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                   $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                   $14.92            $8.69           2,808,881
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                                    $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                                    $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                                   $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                                   $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                                   $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                                   $16.34            $9.13           3,042,143
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                                    $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                                   $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                                   $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                                   $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                                   $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                                   $17.67           $10.03           5,184,438

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.80             658,419
    01/01/2003 to 12/31/2003                            $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                            $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                            $9.67           $11.10                   0
-------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                            $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                           $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                           $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                           $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                           $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                           $14.57            $8.87           1,381,269
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    01/01/2002 to 12/31/2002                               --            $9.59             724,670
    01/01/2003 to 12/31/2003                            $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                           $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                           $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                           $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                           $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                           $33.07           $16.27           2,088,027
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                            $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                            $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                            $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                           $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                           $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                           $11.96            $6.99           4,437,756
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                            $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                            $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                            $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                           $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                           $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                           $12.73            $7.98           3,159,245
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                            $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                           $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                           $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                           $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                           $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                           $15.36            $8.51          16,673,165
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                            $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                            $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                            $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                            $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                           $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                           $11.88            $6.98           1,877,493

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.66             664,649
    01/01/2003 to 12/31/2003                                         $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                                        $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                                        $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                                        $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                                        $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                                        $16.05            $9.90           2,589,179
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $7.99             965,912
    01/01/2003 to 12/31/2003                                         $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                                         $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                                        $10.72           $11.86                   0
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                         $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                        $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                        $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                        $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                        $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                        $14.55            $8.32           2,874,755
--------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    01/01/2002 to 12/31/2002                                            --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                                        $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                                        $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                                        $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                                        $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                                        $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                                        $22.11           $14.12           1,741,032
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                                         $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                        $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                        $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                        $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                        $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                        $12.53            $7.55           2,747,511
--------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                                         $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                                        $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                                        $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                                        $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                                        $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                                        $13.44            $8.62           2,803,150
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                         $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                        $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                        $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                        $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                        $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                        $14.08            $8.22          14,384,005

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                           $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                           $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                                          $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                                          $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                                          $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                                          $13.00            $7.48           4,027,564
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.71             847,517
    01/01/2003 to 12/31/2003                                           $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                          $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                          $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                          $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                          $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                          $12.90           $10.45          15,430,642
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                           $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                          $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                          $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                          $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                          $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                          $13.62            $9.35           3,074,479
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.09             921,329
    01/01/2003 to 12/31/2003                                           $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                                          $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                                          $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                                          $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                                          $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                                          $14.45           $10.52          10,697,390
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2002 to 12/31/2002                                              --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                          $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                          $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                          $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                          $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                          $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                          $14.24           $13.67           4,228,137
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                                           $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                                          $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                                          $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                                          $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                                          $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                                          $13.80           $10.11           5,931,752

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2002 to 12/31/2002                         --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                      $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                     $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                     $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                     $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                     $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                     $13.74           $10.37           8,586,978
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                     $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                     $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                     $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                     $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                     $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                     $12.39           $11.91          20,478,277
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                     $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                     $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                     $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                     $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                     $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                     $11.31           $11.24          15,403,578
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2002 to 12/31/2002                         --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                      $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                      $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                      $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                      $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                     $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                     $10.48           $10.57          91,319,625
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    01/01/2002 to 12/31/2002                         --            $8.66             283,466
    01/01/2003 to 12/31/2003                      $8.66           $13.60           1,763,660
    01/01/2004 to 12/31/2004                     $13.60           $16.02           2,103,950
    01/01/2005 to 12/31/2005                     $16.02           $20.72           3,395,891
    01/01/2006 to 12/31/2006                     $20.72           $27.43           2,835,328
    01/01/2007 to 12/31/2007                     $27.43           $38.71           3,344,620
    01/01/2008 to 12/31/2008                     $38.71           $16.04           1,630,334
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    01/01/2002 to 12/31/2002                         --            $8.25             196,720
    01/01/2003 to 12/31/2003                      $8.25           $10.23             314,757
    01/01/2004 to 12/31/2004                     $10.23           $11.18             590,808
    01/01/2005 to 12/31/2005                     $11.18           $11.59             534,648
    01/01/2006 to 12/31/2006                     $11.59           $13.51             582,613
    01/01/2007 to 12/31/2007                     $13.51           $13.66             497,287
    01/01/2008 to 12/31/2008                     $13.66            $8.53             312,113

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    01/01/2002 to 12/31/2002                      --            $7.09            543,762
    01/01/2003 to 12/31/2003                   $7.09            $9.61            889,464
    01/01/2004 to 12/31/2004                   $9.61           $10.72            668,032
    01/01/2005 to 12/31/2005                  $10.72           $11.67            602,063
    01/01/2006 to 12/31/2006                  $11.67           $13.33            605,730
    01/01/2007 to 12/31/2007                  $13.33           $14.70            631,476
    01/01/2008 to 12/31/2008                  $14.70            $7.51            384,426
----------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    01/01/2002 to 12/31/2002                      --            $5.50            293,307
    01/01/2003 to 12/31/2003                   $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                   $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                   $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                   $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                   $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                   $9.36            $5.11            453,772
----------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    01/01/2002 to 12/31/2002                      --            $8.00            475,873
    01/01/2003 to 12/31/2003                   $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                  $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                  $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                  $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                  $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                  $12.88            $9.04            849,932
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    01/01/2002 to 12/31/2002                      --            $8.76            366,258
    01/01/2003 to 12/31/2003                   $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                  $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                  $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                  $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                  $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                  $10.89            $4.34            540,897
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2002 to 12/31/2002                      --            $8.15            113,389
    01/01/2003 to 12/31/2003                   $8.15           $11.65            189,143
    01/01/2004 to 12/31/2004                  $11.65           $13.66            414,631
    01/01/2005 to 12/31/2005                  $13.66           $15.59            689,816
    01/01/2006 to 12/31/2006                  $15.59           $18.88          1,081,552
    01/01/2007 to 12/31/2007                  $18.88           $21.35          1,401,663
    01/01/2008 to 12/31/2008                  $21.35           $12.29            984,931
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    01/01/2002 to 12/31/2002                      --            $7.44            127,728
    01/01/2003 to 12/31/2003                   $7.44           $11.12            815,621
    01/01/2004 to 12/31/2004                  $11.12           $11.58            702,642
    01/01/2005 to 04/15/2005                  $11.58           $10.31                  0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2002 to 12/31/2002                      --            $7.78             39,943
    01/01/2003 to 12/31/2003                   $7.78           $10.71            404,789
    01/01/2004 to 12/31/2004                  $10.71           $11.29            570,123
    01/01/2005 to 12/31/2005                  $11.29           $11.53            281,775
    01/01/2006 to 12/31/2006                  $11.53           $12.03            241,307
    01/01/2007 to 12/31/2007                  $12.03           $13.24            249,298
    01/01/2008 to 12/31/2008                  $13.24            $9.48            271,517

                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                      Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005            $9.82           $11.44            606,613
    01/01/2006 to 12/31/2006            $11.44           $12.49            553,827
    01/01/2007 to 12/31/2007            $12.49           $13.64            604,401
    01/01/2008 to 12/31/2008            $13.64            $7.90            346,210
----------------------------------------------------------------------------------------
ProFund VP Europe 30
    01/01/2002 to 12/31/2002                --            $7.93            292,396
    01/01/2003 to 12/31/2003             $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004            $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005            $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006            $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007            $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008            $16.85            $9.28            649,001
----------------------------------------------------------------------------------------
ProFund VP Asia 30
    01/01/2002 to 12/31/2002                --            $7.75            281,993
    01/01/2003 to 12/31/2003             $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004            $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005            $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006            $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007            $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008            $28.77           $13.91          1,337,672
----------------------------------------------------------------------------------------
ProFund VP Japan
    01/01/2002 to 12/31/2002                --            $7.24             65,845
    01/01/2003 to 12/31/2003             $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004             $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005             $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006            $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007            $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008            $12.85            $7.47            553,832
----------------------------------------------------------------------------------------
ProFund VP Banks
    01/01/2002 to 12/31/2002                --            $8.56            101,136
    01/01/2003 to 12/31/2003             $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004            $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005            $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006            $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007            $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008             $9.55            $4.99          2,409,143
----------------------------------------------------------------------------------------
ProFund VP Basic Materials
    01/01/2002 to 12/31/2002                --            $8.46             76,331
    01/01/2003 to 12/31/2003             $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004            $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005            $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006            $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007            $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008            $17.45            $8.34          1,183,553
----------------------------------------------------------------------------------------
ProFund VP Biotechnology
    01/01/2002 to 12/31/2002                --            $7.09            130,082
    01/01/2003 to 12/31/2003             $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004             $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005            $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006            $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007            $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008            $11.31           $11.33          1,249,287

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    01/01/2002 to 12/31/2002                   --            $8.71            299,833
    01/01/2003 to 12/31/2003                $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004               $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005               $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006               $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007               $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008               $26.61           $16.50          1,351,549
-------------------------------------------------------------------------------------------
ProFund VP Financials
    01/01/2002 to 12/31/2002                   --            $8.85            221,377
    01/01/2003 to 12/31/2003                $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004               $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005               $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006               $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007               $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008               $11.44            $5.57          2,008,426
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    01/01/2002 to 12/31/2002                   --            $7.94            388,508
    01/01/2003 to 12/31/2003                $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004                $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005                $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006                $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007                $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008               $10.44            $7.78          1,638,682
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    01/01/2002 to 12/31/2002                   --            $7.93             12,642
    01/01/2003 to 12/31/2003                $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004               $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005               $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006               $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007               $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008               $13.55            $7.93            348,521

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Internet
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    01/01/2002 to 12/31/2002               --            $8.56            136,559
    01/01/2003 to 12/31/2003            $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004            $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005            $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006            $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007            $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008            $8.33            $6.60            588,925
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    01/01/2002 to 12/31/2002               --            $9.70          1,175,651
    01/01/2003 to 12/31/2003            $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004           $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005           $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006           $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007           $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008           $18.60           $12.66          2,709,868
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    01/01/2002 to 12/31/2002               --            $9.86            441,318
    01/01/2003 to 12/31/2003            $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004           $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005           $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006           $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007           $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008           $17.47           $10.09            587,638
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    01/01/2002 to 12/31/2002               --            $5.14             93,241
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
---------------------------------------------------------------------------------------
ProFund VP Technology
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
---------------------------------------------------------------------------------------
ProFund VP Utilities
    01/01/2002 to 12/31/2002               --            $7.83            521,419
    01/01/2003 to 12/31/2003            $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007           $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008           $16.52           $11.26          1,279,942
---------------------------------------------------------------------------------------
ProFund VP Bull
    01/01/2002 to 12/31/2002               --            $7.97            954,792
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
---------------------------------------------------------------------------------------
ProFund VP Bear
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.00            433,181
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
---------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    01/01/2002 to 12/31/2002                                --            $7.69            772,260
    01/01/2003 to 12/31/2003                             $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004                            $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005                            $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006                            $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007                            $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008                            $13.85            $8.99            990,289
--------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    01/01/2002 to 12/31/2002                                --            $6.14            212,085
    01/01/2003 to 12/31/2003                             $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004                            $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005                            $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006                            $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007                            $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008                            $16.11            $5.36          2,519,397
--------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    01/01/2002 to 12/31/2002                                --           $11.56          2,486,854
    01/01/2003 to 12/31/2003                            $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004                            $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005                            $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006                            $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007                            $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008                            $12.85           $18.92          2,696,273
--------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    01/01/2002 to 12/31/2002                                --            $8.02            165,792
    01/01/2003 to 12/31/2003                             $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                             $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                             $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                             $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                             $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                             $6.06            $3.70          2,315,493
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.56            899,139
    01/01/2006 to 12/31/2006                            $10.56           $11.38          1,207,864
    01/01/2007 to 12/31/2007                            $11.38           $11.78            898,024
    01/01/2008 to 12/31/2008                            $11.78           $11.04            901,901
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    01/01/2002 to 12/31/2002                                --            $6.80             19,826
    01/01/2003 to 12/31/2003                             $6.80            $9.16             66,435
    01/01/2004 to 12/31/2004                             $9.16           $10.03             91,924
    01/01/2005 to 12/31/2005                            $10.03            $9.92             87,726
    01/01/2006 to 12/31/2006                             $9.92           $10.15            100,227
    01/01/2007 to 12/31/2007                            $10.15           $10.55            106,856
    01/01/2008 to 12/31/2008                            $10.55            $5.83            190,718
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    01/01/2004 to 12/31/2004                                --           $11.85            311,233
    01/01/2005 to 12/31/2005                            $11.85           $12.84            590,605
    01/01/2006 to 12/31/2006                            $12.84           $17.48          1,507,757
    01/01/2007 to 12/31/2007                            $17.48           $19.49          2,078,809
    01/01/2008 to 12/31/2008                            $19.49           $10.97          1,122,006

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    01/01/2004 to 12/31/2004                           --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                       $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                       $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                       $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                       $14.10            $7.65          1,345,285
---------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    01/01/2004 to 12/31/2004                           --           $10.66             82,809
    01/01/2005 to 12/31/2005                       $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006                       $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007                       $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008                       $13.88            $6.71            199,304
---------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    01/01/2004 to 12/31/2004                           --           $10.75            173,851
    01/01/2005 to 12/31/2005                       $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                       $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                       $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                       $11.42            $8.09            259,188
---------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    01/01/2004 to 12/31/2004                           --           $10.48            155,695
    01/01/2005 to 12/31/2005                       $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                        $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                       $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                       $12.20            $8.58            249,670
---------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                      $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                        $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                       $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                       $11.28            $6.59          1,374,063
---------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    01/01/2004 to 12/31/2004                           --           $12.59            389,792
    01/01/2005 to 12/31/2005                       $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                       $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                       $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                       $17.43            $7.74          1,027,401
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    01/01/2004 to 12/31/2004                           --           $10.37             72,725
    01/01/2005 to 12/31/2005                       $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006                       $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007                       $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008                       $11.62            $7.37          1,340,839
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    01/01/2004 to 12/31/2004                           --           $10.37            159,605
    01/01/2005 to 12/31/2005                       $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006                       $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007                       $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008                       $12.08            $7.07          1,514,949

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    01/01/2004 to 12/31/2004                                      --            $9.70              39,360
    01/01/2005 to 12/31/2005                                   $9.70            $8.64             364,782
    01/01/2006 to 12/31/2006                                   $8.64            $8.18             254,207
    01/01/2007 to 12/31/2007                                   $8.18            $7.82             131,223
    01/01/2008 to 12/31/2008                                   $7.82           $10.14             177,441
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    01/01/2004 to 12/31/2004                                      --            $9.54             136,809
    01/01/2005 to 12/31/2005                                   $9.54            $9.11             220,842
    01/01/2006 to 12/31/2006                                   $9.11            $7.90             560,897
    01/01/2007 to 12/31/2007                                   $7.90            $8.12           1,000,449
    01/01/2008 to 12/31/2008                                   $8.12            $9.92             233,809
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    01/01/2004 to 12/31/2004                                      --           $10.53             269,671
    01/01/2005 to 12/31/2005                                  $10.53           $12.05             672,243
    01/01/2006 to 12/31/2006                                  $12.05           $14.35             742,865
    01/01/2007 to 12/31/2007                                  $14.35           $16.87             828,104
    01/01/2008 to 12/31/2008                                  $16.87            $8.25             357,600
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                  $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                  $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                  $12.26            $6.95           5,663,091
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                                  $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                                  $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                                  $12.07            $7.73          32,624,883
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                                  $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                                  $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                                  $11.83            $7.93          35,995,508
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                                  $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                                  $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                                  $11.70            $8.20          24,018,186
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                                  $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                                  $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                                  $11.40            $9.02          24,830,005
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                                  $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                                  $11.48            $7.93          16,229,117
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                  $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                  $11.30            $7.28          13,486,356

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                 $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                 $11.49            $6.70          13,640,692
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                 $11.51            $7.33           2,184,002
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                                 $10.04            $7.15           5,507,286
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                 $10.19            $6.94           1,952,838
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                                 $10.17            $7.58           3,825,075
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                                 $10.00            $7.16           2,156,002
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                  $9.98            $9.30           4,064,760
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                $10.00           $10.73         128,735,078
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.18            $6.11             100,170
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.57             126,548
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.47           1,469,632
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967



 *  Denotes the start date of these sub-accounts.

                                     ASL II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP (3.00%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                        $9.91           $10.53              0
    01/01/2006 to 12/31/2006                       $10.53           $12.55              0
    01/01/2007 to 12/31/2007                       $12.55           $13.32              0
    01/01/2008 to 12/31/2008                       $13.32            $7.57              0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $11.16              0
    01/01/2006 to 12/31/2006                           $11.16           $13.10              0
    01/01/2007 to 12/31/2007                           $13.10           $15.12              0
    01/01/2008 to 12/31/2008                           $15.12            $7.30              0
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $10.59              0
    01/01/2006 to 12/31/2006                           $10.59           $13.09              0
    01/01/2007 to 12/31/2007                           $13.09           $14.95              0
    01/01/2008 to 12/31/2008                           $14.95            $8.12              0
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/14/2005 to 12/31/2005                            $9.96           $10.36              0
    01/01/2006 to 12/31/2006                           $10.36           $12.49              0
    01/01/2007 to 12/31/2007                           $12.49           $13.25              0
    01/01/2008 to 12/31/2008                           $13.25            $8.49              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.31              0
    01/01/2006 to 12/31/2006                           $10.31           $11.27              0
    01/01/2007 to 12/31/2007                           $11.27           $11.71              0
    01/01/2008 to 12/31/2008                           $11.71            $7.38              0
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.01           $10.20              0
    01/01/2006 to 12/31/2006                           $10.20           $10.66              0
    01/01/2007 to 12/31/2007                           $10.66           $12.27              0
    01/01/2008 to 12/31/2008                           $12.27            $6.84              0
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.84              0
    01/01/2006 to 12/31/2006                           $10.84           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $12.80              0
    01/01/2008 to 12/31/2008                           $12.80            $6.94              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.44              0
    01/01/2006 to 12/31/2006                           $10.44           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $10.92              0
    01/01/2008 to 12/31/2008                           $10.92            $7.77              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.53              0
    01/01/2006 to 12/31/2006                           $10.53           $12.26              0
    01/01/2007 to 12/31/2007                           $12.26           $11.22              0
    01/01/2008 to 12/31/2008                           $11.22            $7.65              0
-------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.04            $9.90              0
    01/01/2006 to 12/31/2006                            $9.90           $11.53              0
    01/01/2007 to 12/31/2007                           $11.53            $9.19              0
    01/01/2008 to 07/18/2008                            $9.19            $8.36              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.46              0
    01/01/2006 to 12/31/2006                           $10.46           $10.78              0
    01/01/2007 to 12/31/2007                           $10.78           $12.48              0
    01/01/2008 to 12/31/2008                           $12.48            $7.17              0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $11.21              0
    01/01/2006 to 12/31/2006                                   $11.21           $12.40              0
    01/01/2007 to 12/31/2007                                   $12.40           $14.70              0
    01/01/2008 to 12/31/2008                                   $14.70            $8.10              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.76              0
    01/01/2006 to 12/31/2006                                   $10.76           $11.56              0
    01/01/2007 to 12/31/2007                                   $11.56           $11.57              0
    01/01/2008 to 12/31/2008                                   $11.57            $6.48              0
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    03/14/2005 to 12/02/2005                                   $10.09           $11.59              0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.06           $10.24              0
    01/01/2006 to 12/31/2006                                   $10.24           $11.34              0
    01/01/2007 to 12/31/2007                                   $11.34           $11.31              0
    01/01/2008 to 12/31/2008                                   $11.31            $6.78              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $11.61              0
    01/01/2006 to 12/31/2006                                   $11.61           $13.05              0
    01/01/2007 to 12/31/2007                                   $13.05           $17.78              0
    01/01/2008 to 12/31/2008                                   $17.78            $8.62              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $11.98              0
    01/01/2006 to 12/31/2006                                   $11.98           $12.28              0
    01/01/2007 to 12/31/2007                                   $12.28           $12.89              0
    01/01/2008 to 12/31/2008                                   $12.89            $7.43              0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.32              0
    01/01/2007 to 12/31/2007                                   $11.32           $12.63              0
    01/01/2008 to 12/31/2008                                   $12.63            $7.81              0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.12           $10.78              0
    01/01/2006 to 12/31/2006                                   $10.78           $11.21              0
    01/01/2007 to 12/31/2007                                   $11.21           $12.50              0
    01/01/2008 to 12/31/2008                                   $12.50            $6.83              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.03           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.35              0
    01/01/2007 to 12/31/2007                                   $11.35           $12.55              0
    01/01/2008 to 12/31/2008                                   $12.55            $7.27              0
---------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.08           $10.59              0
    01/01/2006 to 12/31/2006                                   $10.59           $12.51              0
    01/01/2007 to 12/31/2007                                   $12.51           $12.28              0
    01/01/2008 to 12/31/2008                                   $12.28            $7.47              0
---------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    03/14/2005 to 12/02/2005                                   $10.05           $11.21              0

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $12.00              0
    01/01/2007 to 12/31/2007                                          $12.00           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $6.33              0
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/14/2005 to 12/31/2005                                          $10.15           $11.88              0
    01/01/2006 to 12/31/2006                                          $11.88           $15.76              0
    01/01/2007 to 12/31/2007                                          $15.76           $12.24              0
    01/01/2008 to 12/31/2008                                          $12.24            $7.71              0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.28              0
    01/01/2006 to 12/31/2006                                          $10.28           $11.23              0
    01/01/2007 to 12/31/2007                                          $11.23           $11.12              0
    01/01/2008 to 12/31/2008                                          $11.12            $6.61              0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/14/2005 to 12/31/2005                                          $10.07           $10.22              0
    01/01/2006 to 12/31/2006                                          $10.22           $11.58              0
    01/01/2007 to 12/31/2007                                          $11.58           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $7.10              0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.15              0
    01/01/2006 to 12/31/2006                                          $10.15           $11.55              0
    01/01/2007 to 12/31/2007                                          $11.55           $11.77              0
    01/01/2008 to 12/31/2008                                          $11.77            $6.77              0
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.44              0
    01/01/2006 to 12/31/2006                                          $10.44           $11.99              0
    01/01/2007 to 12/31/2007                                          $11.99           $11.29              0
    01/01/2008 to 12/31/2008                                          $11.29            $6.40              0
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    03/14/2005 to 12/31/2005                                          $10.01           $10.50              0
    01/01/2006 to 12/31/2006                                          $10.50           $11.32              0
    01/01/2007 to 12/31/2007                                          $11.32           $11.20              0
    01/01/2008 to 12/31/2008                                          $11.20            $8.95              0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.04           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $10.85              0
    01/01/2007 to 12/31/2007                                          $10.85           $11.46              0
    01/01/2008 to 12/31/2008                                          $11.46            $7.76              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.03           $10.24              0
    01/01/2006 to 12/31/2006                                          $10.24           $11.17              0
    01/01/2007 to 12/31/2007                                          $11.17           $11.52              0
    01/01/2008 to 12/31/2008                                          $11.52            $8.28              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                                           $9.95            $9.34              0
    01/01/2006 to 12/31/2006                                           $9.34            $9.63              0
    01/01/2007 to 12/31/2007                                           $9.63           $10.24              0
    01/01/2008 to 12/31/2008                                          $10.24            $9.69              0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/14/2005 to 12/31/2005                      $9.98            $9.75              0
    01/01/2006 to 12/31/2006                      $9.75           $10.43              0
    01/01/2007 to 12/31/2007                     $10.43           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37            $7.49              0
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.84              0
    01/01/2006 to 12/31/2006                      $9.84           $10.48              0
    01/01/2007 to 12/31/2007                     $10.48           $10.78              0
    01/01/2008 to 12/31/2008                     $10.78            $8.03              0
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                      $9.99           $10.04              0
    01/01/2006 to 12/31/2006                     $10.04           $10.10              0
    01/01/2007 to 12/31/2007                     $10.10           $10.61              0
    01/01/2008 to 12/31/2008                     $10.61           $10.06              0
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.94              0
    01/01/2006 to 12/31/2006                      $9.94           $10.01              0
    01/01/2007 to 12/31/2007                     $10.01           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37           $10.17              0
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.99              0
    01/01/2006 to 12/31/2006                      $9.99           $10.13              0
    01/01/2007 to 12/31/2007                     $10.13           $10.31              0
    01/01/2008 to 12/31/2008                     $10.31           $10.25              0
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    03/14/2005 to 12/31/2005                      $9.88           $11.93              0
    01/01/2006 to 12/31/2006                     $11.93           $15.57              0
    01/01/2007 to 12/31/2007                     $15.57           $21.67              0
    01/01/2008 to 12/31/2008                     $21.67            $8.86              0
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    03/14/2005 to 12/31/2005                     $10.07           $10.08              0
    01/01/2006 to 12/31/2006                     $10.08           $11.60              0
    01/01/2007 to 12/31/2007                     $11.60           $11.56              0
    01/01/2008 to 12/31/2008                     $11.56            $7.13              0
-------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    03/14/2005 to 12/31/2005                     $10.05           $10.80              0
    01/01/2006 to 12/31/2006                     $10.80           $12.16              0
    01/01/2007 to 12/31/2007                     $12.16           $13.23              0
    01/01/2008 to 12/31/2008                     $13.23            $6.66              0
-------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    03/14/2005 to 12/31/2005                     $10.00           $10.60              0
    01/01/2006 to 12/31/2006                     $10.60           $11.36              0
    01/01/2007 to 12/31/2007                     $11.36           $11.87              0
    01/01/2008 to 12/31/2008                     $11.87            $6.39              0
-------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    03/14/2005 to 12/31/2005                     $10.06           $11.04              0
    01/01/2006 to 12/31/2006                     $11.04           $11.27              0
    01/01/2007 to 12/31/2007                     $11.27           $12.23              0
    01/01/2008 to 12/31/2008                     $12.23            $8.47              0

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    03/14/2005 to 12/31/2005                  $10.06           $10.62              0
    01/01/2006 to 12/31/2006                  $10.62           $12.00              0
    01/01/2007 to 12/31/2007                  $12.00            $9.05              0
    01/01/2008 to 12/31/2008                   $9.05            $3.56              0
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                   $9.90           $10.88              0
    01/01/2006 to 12/31/2006                  $10.88           $13.00              0
    01/01/2007 to 12/31/2007                  $13.00           $14.50              0
    01/01/2008 to 12/31/2008                  $14.50            $8.23              0
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    03/14/2005 to 04/15/2005                  $10.02            $9.26              0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                  $10.02           $10.50              0
    01/01/2006 to 12/31/2006                  $10.50           $10.79              0
    01/01/2007 to 12/31/2007                  $10.79           $11.72              0
    01/01/2008 to 12/31/2008                  $11.72            $8.28              0
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.33              0
    01/01/2006 to 12/31/2006                  $11.33           $12.20              0
    01/01/2007 to 12/31/2007                  $12.20           $13.14              0
    01/01/2008 to 12/31/2008                  $13.14            $7.50              0
----------------------------------------------------------------------------------------------
ProFund VP Europe 30
    03/14/2005 to 12/31/2005                   $9.99           $10.41              0
    01/01/2006 to 12/31/2006                  $10.41           $11.87              0
    01/01/2007 to 12/31/2007                  $11.87           $13.19              0
    01/01/2008 to 12/31/2008                  $13.19            $7.16              0
----------------------------------------------------------------------------------------------
ProFund VP Asia 30
    03/14/2005 to 12/31/2005                   $9.99           $11.10              0
    01/01/2006 to 12/31/2006                  $11.10           $14.99              0
    01/01/2007 to 12/31/2007                  $14.99           $21.48              0
    01/01/2008 to 12/31/2008                  $21.48           $10.25              0
----------------------------------------------------------------------------------------------
ProFund VP Japan
    03/14/2005 to 12/31/2005                   $9.95           $13.38              0
    01/01/2006 to 12/31/2006                  $13.38           $14.38              0
    01/01/2007 to 12/31/2007                  $14.38           $12.56              0
    01/01/2008 to 12/31/2008                  $12.56            $7.20              0
----------------------------------------------------------------------------------------------
ProFund VP Banks
    03/14/2005 to 12/31/2005                  $10.08           $10.10              0
    01/01/2006 to 12/31/2006                  $10.10           $11.31              0
    01/01/2007 to 12/31/2007                  $11.31            $7.98              0
    01/01/2008 to 12/31/2008                   $7.98            $4.11              0
----------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    03/14/2005 to 12/31/2005                   $9.98            $9.48              0
    01/01/2006 to 12/31/2006                   $9.48           $10.62              0
    01/01/2007 to 12/31/2007                  $10.62           $13.46              0
    01/01/2008 to 12/31/2008                  $13.46            $6.34              0
----------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    03/14/2005 to 12/31/2005                  $10.48           $13.48              0
    01/01/2006 to 12/31/2006                  $13.48           $12.55              0
    01/01/2007 to 12/31/2007                  $12.55           $12.03              0
    01/01/2008 to 12/31/2008                  $12.03           $11.88              0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/14/2005 to 12/31/2005               $10.04            $9.66              0
    01/01/2006 to 12/31/2006                $9.66           $10.50              0
    01/01/2007 to 12/31/2007               $10.50            $9.34              0
    01/01/2008 to 12/31/2008                $9.34            $6.22              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/14/2005 to 12/31/2005               $10.03            $9.73              0
    01/01/2006 to 12/31/2006                $9.73           $10.63              0
    01/01/2007 to 12/31/2007               $10.63           $11.09              0
    01/01/2008 to 12/31/2008               $11.09            $7.89              0
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    03/14/2005 to 12/31/2005               $10.07           $10.92              0
    01/01/2006 to 12/31/2006               $10.92           $12.78              0
    01/01/2007 to 12/31/2007               $12.78           $16.42              0
    01/01/2008 to 12/31/2008               $16.42           $10.04              0
-------------------------------------------------------------------------------------------
ProFund VP Financials
    03/14/2005 to 12/31/2005               $10.08           $10.53              0
    01/01/2006 to 12/31/2006               $10.53           $11.98              0
    01/01/2007 to 12/31/2007               $11.98            $9.40              0
    01/01/2008 to 12/31/2008                $9.40            $4.51              0
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    03/14/2005 to 12/31/2005               $10.09           $10.46              0
    01/01/2006 to 12/31/2006               $10.46           $10.68              0
    01/01/2007 to 12/31/2007               $10.68           $11.04              0
    01/01/2008 to 12/31/2008               $11.04            $8.11              0
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    03/14/2005 to 12/31/2005               $10.06           $10.06              0
    01/01/2006 to 12/31/2006               $10.06           $10.90              0
    01/01/2007 to 12/31/2007               $10.90           $11.81              0
    01/01/2008 to 12/31/2008               $11.81            $6.82              0
-------------------------------------------------------------------------------------------
ProFund VP Internet
    03/14/2005 to 12/31/2005                $9.94           $12.71              0
    01/01/2006 to 12/31/2006               $12.71           $12.50              0
    01/01/2007 to 12/31/2007               $12.50           $13.36              0
    01/01/2008 to 12/31/2008               $13.36            $7.15              0
-------------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    03/14/2005 to 12/31/2005               $10.02            $9.44              0
    01/01/2006 to 12/31/2006                $9.44           $10.27              0
    01/01/2007 to 12/31/2007               $10.27           $10.19              0
    01/01/2008 to 12/31/2008               $10.19            $7.96              0
-------------------------------------------------------------------------------------------
ProFund VP Precious Metals
    03/14/2005 to 12/31/2005                $9.89           $12.00              0
    01/01/2006 to 12/31/2006               $12.00           $12.49              0
    01/01/2007 to 12/31/2007               $12.49           $14.84              0
    01/01/2008 to 12/31/2008               $14.84            $9.96              0
-------------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/14/2005 to 12/31/2005               $10.15           $11.17              0
    01/01/2006 to 12/31/2006               $11.17           $14.36              0
    01/01/2007 to 12/31/2007               $14.36           $11.20              0
    01/01/2008 to 12/31/2008               $11.20            $6.38              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    03/14/2005 to 12/31/2005           $10.04           $10.65              0
    01/01/2006 to 12/31/2006           $10.65            $9.60              0
    01/01/2007 to 12/31/2007            $9.60            $9.97              0
    01/01/2008 to 12/31/2008            $9.97            $4.85              0
---------------------------------------------------------------------------------------
ProFund VP Technology
    03/14/2005 to 12/31/2005           $10.03           $10.54              0
    01/01/2006 to 12/31/2006           $10.54           $11.05              0
    01/01/2007 to 12/31/2007           $11.05           $12.26              0
    01/01/2008 to 12/31/2008           $12.26            $6.62              0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/14/2005 to 12/31/2005           $10.03            $9.74              0
    01/01/2006 to 12/31/2006            $9.74           $12.68              0
    01/01/2007 to 12/31/2007           $12.68           $13.33              0
    01/01/2008 to 12/31/2008           $13.33            $8.48              0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/14/2005 to 12/31/2005           $10.17           $10.60              0
    01/01/2006 to 12/31/2006           $10.60           $12.26              0
    01/01/2007 to 12/31/2007           $12.26           $13.77              0
    01/01/2008 to 12/31/2008           $13.77            $9.26              0
---------------------------------------------------------------------------------------
ProFund VP Bull
    03/14/2005 to 12/31/2005           $10.05           $10.12              0
    01/01/2006 to 12/31/2006           $10.12           $11.16              0
    01/01/2007 to 12/31/2007           $11.16           $11.21              0
    01/01/2008 to 12/31/2008           $11.21            $6.77              0
---------------------------------------------------------------------------------------
ProFund VP Bear
    03/14/2005 to 12/31/2005            $9.94            $9.54              0
    01/01/2006 to 12/31/2006            $9.54            $8.56              0
    01/01/2007 to 12/31/2007            $8.56            $8.35              0
    01/01/2008 to 12/31/2008            $8.35           $11.34              0
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    03/14/2005 to 12/31/2005           $10.11           $10.25              0
    01/01/2006 to 12/31/2006           $10.25           $12.23              0
    01/01/2007 to 12/31/2007           $12.23           $11.96              0
    01/01/2008 to 12/31/2008           $11.96            $3.78              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    03/14/2005 to 12/31/2005           $10.06           $10.55              0
    01/01/2006 to 12/31/2006           $10.55           $10.79              0
    01/01/2007 to 12/31/2007           $10.79           $12.31              0
    01/01/2008 to 12/31/2008           $12.31            $6.87              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    03/14/2005 to 12/31/2005            $9.94            $9.14              0
    01/01/2006 to 12/31/2006            $9.14            $8.75              0
    01/01/2007 to 12/31/2007            $8.75            $7.50              0
    01/01/2008 to 12/31/2008            $7.50           $10.78              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    03/14/2005 to 12/31/2005           $10.15           $11.04              0
    01/01/2006 to 12/31/2006           $11.04           $11.23              0
    01/01/2007 to 12/31/2007           $11.23           $14.00              0
    01/01/2008 to 12/31/2008           $14.00            $3.70              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                             Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/14/2005 to 12/31/2005                   $10.09           $10.60              0
    01/01/2006 to 12/31/2006                   $10.60           $11.55              0
    01/01/2007 to 12/31/2007                   $11.55           $11.31              0
    01/01/2008 to 12/31/2008                   $11.31            $6.99              0
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/14/2005 to 12/31/2005                   $10.06           $10.76              0
    01/01/2006 to 12/31/2006                   $10.76           $10.85              0
    01/01/2007 to 12/31/2007                   $10.85           $11.76              0
    01/01/2008 to 12/31/2008                   $11.76            $6.98              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    03/14/2005 to 12/31/2005                   $10.15           $11.38              0
    01/01/2006 to 12/31/2006                   $11.38           $12.22              0
    01/01/2007 to 12/31/2007                   $12.22           $12.55              0
    01/01/2008 to 12/31/2008                   $12.55            $3.96              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/14/2005 to 12/31/2005                   $10.04           $10.30              0
    01/01/2006 to 12/31/2006                   $10.30           $11.73              0
    01/01/2007 to 12/31/2007                   $11.73           $10.55              0
    01/01/2008 to 12/31/2008                   $10.55            $7.09              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/14/2005 to 12/31/2005                   $10.04           $10.48              0
    01/01/2006 to 12/31/2006                   $10.48           $11.05              0
    01/01/2007 to 12/31/2007                   $11.05           $11.15              0
    01/01/2008 to 12/31/2008                   $11.15            $7.13              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    03/14/2005 to 12/31/2005                   $10.11           $10.66              0
    01/01/2006 to 12/31/2006                   $10.66           $13.03              0
    01/01/2007 to 12/31/2007                   $13.03           $10.97              0
    01/01/2008 to 12/31/2008                   $10.97            $3.60              0
-----------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    03/14/2005 to 12/31/2005                   $10.08           $10.54              0
    01/01/2006 to 12/31/2006                   $10.54            $9.76              0
    01/01/2007 to 12/31/2007                    $9.76           $10.43              0
    01/01/2008 to 12/31/2008                   $10.43           $15.14              0
-----------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    03/14/2005 to 12/31/2005                    $9.91            $9.08              0
    01/01/2006 to 12/31/2006                    $9.08            $9.71              0
    01/01/2007 to 12/31/2007                    $9.71            $8.92              0
    01/01/2008 to 12/31/2008                    $8.92            $5.37              0
-----------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                  $10.00           $10.47              0
    01/01/2006 to 12/31/2006                   $10.47           $11.12              0
    01/01/2007 to 12/31/2007                   $11.12           $11.35              0
    01/01/2008 to 12/31/2008                   $11.35           $10.50              0
-----------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    03/14/2005 to 12/31/2005                   $10.00            $9.74              0
    01/01/2006 to 12/31/2006                    $9.74            $9.83              0
    01/01/2007 to 12/31/2007                    $9.83           $10.07              0
    01/01/2008 to 12/31/2008                   $10.07            $5.49              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    03/14/2005 to 12/31/2005                            $10.03           $10.83              0
    01/01/2006 to 12/31/2006                            $10.83           $14.54              0
    01/01/2007 to 12/31/2007                            $14.54           $15.99              0
    01/01/2008 to 12/31/2008                            $15.99            $8.87              0
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    03/14/2005 to 12/31/2005                            $10.02           $10.43              0
    01/01/2006 to 12/31/2006                            $10.43           $11.29              0
    01/01/2007 to 12/31/2007                            $11.29           $11.98              0
    01/01/2008 to 12/31/2008                            $11.98            $6.41              0
--------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    03/14/2005 to 12/31/2005                            $10.06           $10.75              0
    01/01/2006 to 12/31/2006                            $10.75           $11.35              0
    01/01/2007 to 12/31/2007                            $11.35           $13.40              0
    01/01/2008 to 12/31/2008                            $13.40            $6.38              0
--------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    03/14/2005 to 12/31/2005                            $10.10           $10.48              0
    01/01/2006 to 12/31/2006                            $10.48           $10.46              0
    01/01/2007 to 12/31/2007                            $10.46           $10.57              0
    01/01/2008 to 12/31/2008                            $10.57            $7.39              0
--------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    03/14/2005 to 12/31/2005                            $10.03            $9.53              0
    01/01/2006 to 12/31/2006                             $9.53           $11.61              0
    01/01/2007 to 12/31/2007                            $11.61           $11.33              0
    01/01/2008 to 12/31/2008                            $11.33            $7.86              0
--------------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                           $10.00            $9.67              0
    01/01/2006 to 12/31/2006                             $9.67           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $10.87              0
    01/01/2008 to 12/31/2008                            $10.87            $6.27              0
--------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    03/14/2005 to 12/31/2005                            $10.00           $11.11              0
    01/01/2006 to 12/31/2006                            $11.11           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $12.71              0
    01/01/2008 to 12/31/2008                            $12.71            $5.57              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/14/2005 to 12/31/2005                            $10.03            $9.98              0
    01/01/2006 to 12/31/2006                             $9.98           $10.56              0
    01/01/2007 to 12/31/2007                            $10.56           $10.96              0
    01/01/2008 to 12/31/2008                            $10.96            $6.85              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/14/2005 to 12/31/2005                            $10.07           $10.20              0
    01/01/2006 to 12/31/2006                            $10.20           $11.74              0
    01/01/2007 to 12/31/2007                            $11.74           $11.40              0
    01/01/2008 to 12/31/2008                            $11.40            $6.59              0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    03/14/2005 to 12/31/2005                                   $9.93            $8.94                 0
    01/01/2006 to 12/31/2006                                   $8.94            $8.36                 0
    01/01/2007 to 12/31/2007                                   $8.36            $7.87                 0
    01/01/2008 to 12/31/2008                                   $7.87           $10.07                 0
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    03/14/2005 to 12/31/2005                                   $9.95            $9.17                 0
    01/01/2006 to 12/31/2006                                   $9.17            $7.84                 0
    01/01/2007 to 12/31/2007                                   $7.84            $7.95                 0
    01/01/2008 to 12/31/2008                                   $7.95            $9.57                 0
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    03/14/2005 to 12/31/2005                                   $9.93           $11.18                 0
    01/01/2006 to 12/31/2006                                  $11.18           $13.12                 0
    01/01/2007 to 12/31/2007                                  $13.12           $15.22                 0
    01/01/2008 to 12/31/2008                                  $15.22            $7.34                 0
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00            $9.99                 0
    01/01/2006 to 12/31/2006                                   $9.99           $11.21                 0
    01/01/2007 to 12/31/2007                                  $11.21           $11.91                 0
    01/01/2008 to 12/31/2008                                  $11.91            $6.66                 0
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00                 0
    01/01/2006 to 12/31/2006                                  $10.00           $11.02             2,672
    01/01/2007 to 12/31/2007                                  $11.02           $11.73            10,225
    01/01/2008 to 12/31/2008                                  $11.73            $7.40            11,699
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01                 0
    01/01/2006 to 12/31/2006                                  $10.01           $10.85            18,249
    01/01/2007 to 12/31/2007                                  $10.85           $11.49            19,931
    01/01/2008 to 12/31/2008                                  $11.49            $7.60            38,177
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                                  $10.02           $10.74                 0
    01/01/2007 to 12/31/2007                                  $10.74           $11.36             4,610
    01/01/2008 to 12/31/2008                                  $11.36            $7.86             4,379
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03                 0
    01/01/2006 to 12/31/2006                                  $10.03           $10.50                 0
    01/01/2007 to 12/31/2007                                  $10.50           $11.07                 0
    01/01/2008 to 12/31/2008                                  $11.07            $8.65             4,182
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.54                 0
    01/01/2007 to 12/31/2007                                  $10.54           $11.20             7,920
    01/01/2008 to 12/31/2008                                  $11.20            $7.63            13,497
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.47                 0
    01/01/2007 to 12/31/2007                                  $10.47           $11.02             5,264
    01/01/2008 to 12/31/2008                                  $11.02            $7.00             5,327

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.37                 0
    01/01/2007 to 12/31/2007                                 $10.37           $11.20             5,929
    01/01/2008 to 12/31/2008                                 $11.20            $6.44            12,636
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.49                 0
    01/01/2008 to 12/31/2008                                 $11.49            $7.22             1,469
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.02                 0
    01/01/2008 to 12/31/2008                                 $10.02            $7.04             5,132
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17                 0
    01/01/2008 to 12/31/2008                                 $10.17            $6.84                 0
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.15                 0
    01/01/2008 to 12/31/2008                                 $10.15            $7.46                 0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98                 0
    01/01/2008 to 12/31/2008                                  $9.98            $7.05                 0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.96                 0
    01/01/2008 to 12/31/2008                                  $9.96            $9.16                 0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.17            $6.08                 0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.54                 0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.43                 0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.58                 0



 *  Denotes the start date of these sub-accounts.

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth    =      Account Value of variable        minus      purchase payments -
                investment options plus Interim             proportional withdrawals
                  Value of Fixed Allocations
                       (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                =              $90,000 - [$50,000 - $10,000]
                                =              $90,000 - $40,000
                                =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                =              $50,000 * 0.40
                                =              $20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                =              $110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

 Highest Anniversary Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                              =    $90,000 - $18,000
                              =    $72,000

 Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                              =    max [$80,000, $40,000]
                              =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

            APPENDIX C - PLUS40/(TM)/ OPTIONAL LIFE INSURANCE RIDER

 Prudential Annuities' Plus40/(TM)/ Optional Life Insurance Rider was offered, in those states where approved, between November 18, 2002 for ASAP III, January 17, 2002 for ASL II and APEX II, and January 23, 2002 for XT6 and
 May 1, 2003. The description below of the Plus40/(TM)/ benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40/(TM)/ benefit.

 The life insurance coverage provided under the Plus40 Optional Life Insurance Rider ("Plus40 rider" or the "Rider") is supported by Prudential Annuities' general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40 rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

 The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40 rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

 ELIGIBILITY
 The Plus40 rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

 The minimum allowable age to purchase the Plus40 rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under
 Section 401 of the Internal Revenue Code ("Code").

 ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
   . If you die during the first 24 months following the effective date of the Plus40 rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 rider if you die within 24 months of its effective date.

   . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on those purchase payments as an additional amount included in the death benefit under the Rider.

   . If we apply Credits to your Annuity based on purchase payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40 rider. However, if Credits were applied to purchase payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

   . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

   . If charges for the Plus40 rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

   . If the age of any person covered under the Plus40 rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

   . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th/ birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

 MAXIMUM BENEFIT
 The Plus40 rider is subject to a Maximum Death Benefit Amount based on the purchase payments applied to your Annuity. The Plus40 rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 rider or similar life insurance coverage.

   . The Maximum Death Benefit Amount is 100% of the purchase payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If purchase payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such purchase payments.

   . The Per Life Maximum Benefit applies to purchase payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make purchase payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 riders, or similar riders issued by us, based on the combined amount of purchase payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of purchase payments that you may apply to your Annuity.

 ACCELERATED DEATH BENEFIT PROVISION
 If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

 The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

 CHARGES FOR THE PLUS40 RIDER
 The Plus40 rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                        Percentage of
                          Attained Age  Account Value
                          ----------------------------
                           Age 40-75        .80%
                          ----------------------------
                           Age 76-80       1.60%
                          ----------------------------
                           Age 81-85       3.20%
                          ----------------------------
                           Age 86-90       4.80%
                          ----------------------------
                            Age 91         6.50%
                          ----------------------------
                            Age 92         7.50%
                          ----------------------------
                            Age 93         8.50%
                          ----------------------------
                            Age 94         9.50%
                          ----------------------------
                            Age 95         10.50%
                          ----------------------------

 The charge for the Plus40 rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

 We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

 You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

   . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

   . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

 TERMINATION
 You can terminate the Plus40 rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40 rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 rider.

 CHANGES IN ANNUITY DESIGNATIONS
 Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

 SPOUSAL ASSUMPTION
 A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40 rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40 rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

 TAX CONSIDERATION
 The Plus40 rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

 If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

 We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

        APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM

 PROGRAM RULES
   . Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . Additional Purchase Payments: Unless otherwise requested, any additional purchase payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional purchase payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . Sub-account Changes Within the Model Portfolios: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

   . Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

 APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
           BENEFITS (THIS APPLIES SOLELY TO APEX II, ASL II AND XT6)

 If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above
    PLUS
 2. 50% of the "Death Benefit Amount" less purchase payments reduced by proportional withdrawals.

 "Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than purchase payments minus proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

      The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all purchase payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

 NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

 Guaranteed Minimum Death Benefit
 If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

 Key Terms Used with the Guaranteed Minimum Death Benefit

   . The Death Benefit Target Date is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all purchase payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
   . A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by purchase payments increasing at the appropriate interest rate by 20%.

 Calculation of Guaranteed Minimum Death Benefit
 The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

 If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

 1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

 2. the sum of all purchase payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all purchase payments and the sum of all withdrawals as of the Owner's date of death; and

 3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

 The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

 1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

 2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

 The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

 Annuities owned by entities
 For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What Are The Charges For The Optional Death Benefits?
 We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

 1. on each anniversary of the Issue Date;

 2. when Account Value is transferred to our general account prior to the Annuity Date;

 3. if you surrender your Annuity; and

 4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

 If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

 We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 Example with market increase
 Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less purchase payments reduced by proportional withdrawals.

           purchase payments               =           $50,000
           Account Value                   =           $75,000
           Basic Death Benefit             =           $75,000
           Death Benefit Amount            =           $75,000 - $50,000 = $25,000

           Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                           =           $75,000 + $12,500 = $87,500

 Examples with market decline
 Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less purchase payments reduced by proportional withdrawals.

              purchase payments                =             $50,000
              Account Value                    =             $40,000
              Basic Death Benefit              =             $50,000
              Death Benefit Amount             =             $50,000 - $50,000 = $0

              Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                               =             $50,000 + $0 = $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Examples of Guaranteed Minimum Death Benefit Calculation
 The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 Example of market increase
 Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior purchase payments increased by 5.0% annually ($73,872.77).

 Example of market decrease
 Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior purchase payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

 Example of market increase followed by decrease
 Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior purchase payments increased by 5.0% annually ($73,872.77).

       APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 The different features and benefits may include variations on your ability to access funds in your Annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the Annuity. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.


 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;

..   The amount of your investment and any planned future deposits into the
    Annuity;
..   How long you intend to hold the Annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the Annuity, and the timing thereof;

..   Your investment return objectives;
..   The effect of optional benefits that may be elected,

..   The value of being able to "lock-in" growth in your Annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the Annuity; and
..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.

 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the Annuity. Therefore you should carefully consider which features you plan to use when selecting your Annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the account value and Surrender Value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your Annuities can grow or decrease depending on market conditions and the comparable value of each of the Annuities (which reflects the charges associated with the Annuities) under the assumptions noted.

 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, XT6 has the highest contingent deferred sales charge ("CDSC") and has an Insurance charge/Distribution charge that is the same as the Insurance charge of APEX II and ASL II (in Annuity Years 1-10). However, XT6 offers purchase credits that the other Annuities do not. ASAP III has the lowest Insurance Charge in Annuity Years 1-10, but does not offer purchase credits. APEX II has the same Insurance charge as ASL II and as the Insurance charge/Distribution charge of XT6 (in Annuity Years 1-10), and offers the shortest CDSC period among the three Annuities that have a CDSC. APEX II also offers greater access to Profund VP portfolios than the other Annuities. ASL II does not have any CDSC, but offers neither a purchase credit (like XT6) nor a loyalty credit (like ASAP III and APEX II). As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.


 Prudential Annuities' Annuity Product Comparison. Below is a summary of Prudential Annuities' annuity products sold through this prospectus. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for you, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Note that not all of the optional benefits listed are currently offered.

                   ASL II         APEX II         ASAP III     XTra Credit SIX
 -----------------------------------------------------------------------------
 Minimum       $15,000         $10,000         $1,000           $10,000
  Investment
 -----------------------------------------------------------------------------
 Maximum       No Maximum Age  85              80               75
  Issue Age
 -----------------------------------------------------------------------------
               None            4 Years (8.5%,  8 Years (7.5%,   10 Years (9%,
  Contingent                   8%, 7%, 6%)     7%, 6.5%, 6%,    9%, 8%, 7%,
  Deferred                                     5%, 4%, 3%, 2%)  6%, 5%, 4%,
  Sales                                                         3%, 2%, 1%)
  Charge                                                        (for Annuities
  Schedule                                                      issued after
                                                                11/20/06)
 -----------------------------------------------------------------------------
 Insurance     1.65%           1.65%           1.25% years      1.65% years
  and                                          1-8; 0.65%       1-10; 0.65%
  Distribution                                 years 9+         years 11+
  Charge
 -----------------------------------------------------------------------------
 Annual        Lesser of $35   Lesser of $35   Lesser of $35    Lesser of $35
  Maintenance  or 2% of        or 2% of        or 2% of         or 2% of
  Fee          Account Value   Account Value   Account Value    Account Value
               (if Account     (if Account     (if Account
               Value is less   Value is less   Value is less
               than $100,000)  than $100,000)  than $100,000)
 -----------------------------------------------------------------------------
 Contract      No              Yes.            Yes.             Yes. The
  Credit                       Generally, we   Generally, we    amount of the
                               apply a         apply a          credit applied
                               Loyalty Credit  Loyalty Credit   to a Purchase
                               to your         to your          Payment is
                               Annuity's       Annuity's        based on the
                               Account Value   Account Value    year the
                               at the end of   at the end of    Purchase
                               your fifth      your fifth       Payment is
                               Annuity year    Annuity year     received, for
                               (i.e., on your  (i.e., on your   the first 6
                               fifth Contract  fifth Annuity    years of the
                               Anniversary).   Anniversary).    contract as
                               The Loyalty     The Loyalty      follows: the
                               Credit is       Credit is        credit
                               equal to 2.75%  equal to 0.50%   percentages
                               of total        of total         for each year,
                               purchase        purchase         starting with
                               payments made   payments made    the first, are
                               during the      during the       6.50%, 5.00%,
                               first four      first four       4.00%, 3.00%,
                               Annuity years   Annuity years    2.00%, and
                               less the        less the         1.00%.
                               cumulative      cumulative       Recaptured in
                               amount of       amount of        certain
                               withdrawals     withdrawals      circumstances.
                               made            made             (Above figures
                               (including the  (including the   applicable to
                               deduction of    deduction of     new issues).
                               any CDSC        any CDSC
                               amounts)        amounts)
                               through the     through the
                               fifth Annuity   fifth Annuity
                               Anniversary.    Anniversary.
                               (Above figures  (Above figures
                               applicable to   applicable to
                               new issues).    new issues).
 -----------------------------------------------------------------------------
 Fixed         Fixed           Fixed           Fixed            Fixed
  Allocation   Allocation      Allocation      Allocation       Allocation
  (early       Available       Available       Available        Available
  withdrawals  (currently      (currently      (currently       (currently
  are          offering        offering        offering         offering
  subject      durations of:   durations of:   durations of:    durations of:
  to a         1,2,3,5,7,10    1,2,3,5,7,10    1,2,3,5,7,10     1,2,3,5,7,10
  Market       years)          years)          years)           years)
  Value
  Adjustment)
 -----------------------------------------------------------------------------
 Variable      See             See             See              See
  Investment   "Investment     "Investment     "Investment      "Investment
  Options      Options"        Options"        Options"         Options"
               section of      section of      section of       section of
               Prospectus.     Prospectus.     Prospectus.      Prospectus.
               Not all         Not all         Not all          Not all
               options         options         options          options
               available with  available with  available with   available with
               certain         certain         certain          certain
               optional        optional        optional         optional
               benefits.       benefits.       benefits.        benefits.
 -----------------------------------------------------------------------------
 Basic         If issued on    The greater     The greater      The greater
  Death        or after        of: purchase    of: purchase     of: purchase
  Benefit      July 21, 2008:  payments less   payments less    payments less
               The greater     proportional    proportional     proportional
               of: purchase    withdrawals or  withdrawals or   withdrawals or
               payments less   account value   account value    account value
               proportional    (no MVA         (no MVA          (no MVA
               withdrawals or  Applied).       Applied).        Applied) less
               account value                                    an amount
               (no MVA                                          equal to the
               Applied).                                        credits
                                                                applied within
                                                                the 12 months
                                                                prior to date
                                                                of death.
 -----------------------------------------------------------------------------
 Optional      Enhanced        EBP II,         EBP II,          EBP II,
  Death        Beneficiary     HDV,            HDV,             HDV,
  Benefits     Protection      HAV,            HAV,             HAV,
  (for an      (EBPII),        Combo 5%        Combo 5%         Combo 5%
  additional   Highest Daily   Roll-up/HAV     Roll-up/HAV      Roll-up/HAV
  cost)        Value (HDV),
               Highest
               Anniversary
               Value (HAV),
               Combo 5% Roll
               Up/HAV
 -----------------------------------------------------------------------------

                  ASL II         APEX II         ASAP III     XTra Credit SIX
  ---------------------------------------------------------------------------
  Living      GRO/ GRO Plus,  GRO/ GRO Plus,  GRO/ GRO Plus,   GRO/ GRO Plus,
   Benefits   HD GRO,         HD GRO,         HD GRO,          HD GRO,
   (for an    Guaranteed      GMWB,           GMWB,            GMWB,
   additional Minimum         GMIB,           GMIB, Lifetime   GMIB,
   cost)      Withdrawal      Lifetime Five,  Five,            Lifetime Five,
              Benefit         Spousal         Spousal          Spousal
              (GMWB),         Lifetime Five,  Lifetime Five,   Lifetime Five,
              Guaranteed      Highest Daily   Highest Daily    Highest Daily
              Minimum Income  Lifetime Five,  Lifetime Five,   Lifetime Five,
              Benefit         Highest Daily   Highest Daily    Highest Daily
              (GMIB),         Lifetime Seven, Lifetime Seven,  Lifetime
              Lifetime Five,  Spousal         Spousal          Seven, Spousal
              Spousal         Highest Daily   Highest Daily    Highest Daily
              Lifetime Five,  Lifetime Seven  Lifetime Seven   Lifetime
              Highest Daily   (including      (including       Seven,
              Lifetime Five,  "Plus"          "Plus"           (including
              Highest Daily   versions)       versions)        "Plus"
              Lifetime                                         versions)
              Seven, Spousal
              Highest Daily
              Lifetime Seven
              (including
              "Plus"
              versions)
  ---------------------------------------------------------------------------
  Annuity     Not Available   Available       Available        Available
   Rewards                    after initial   after initial    after initial
                              withdrawal      withdrawal       withdrawal
                              period          period           period
  ---------------------------------------------------------------------------


 HYPOTHETICAL ILLUSTRATION

 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:


 An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0%, 6% and 10% respectively.

   .   No subsequent deposits or withdrawals are made from the Annuity.
   . The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:

   . 1.21% (for ASL II, ASAP III, and XT6) and 1.41% for APEX II. based on the fees and expenses of the underlying portfolios as of December 31, 2008. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

   . The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).
   . The Account Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, APEX II, and ASAP III, the Account Value and Surrender Value also reflect the addition of any applicable credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).


             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                   APEX II                 APEX II                 APEX II
             ------------------------------------------------------------------------
             Net rate return of      Net rate of return      Net rate of return
             All years    -3.04%     All years     2.78%     All years      6.66%
             ------------------------------------------------------------------------
              Account    Surrender    Account    Surrender    Account     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   96,971      88,471      102,773      94,273     106,641       98,141
        -----------------------------------------------------------------------------
          2   93,993      85,993      105,632      97,632     113,743      105,743
        -----------------------------------------------------------------------------
          3   91,105      84,105      108,569     101,569     121,317      114,317
        -----------------------------------------------------------------------------
          4   88,304      82,304      111,589     105,589     129,397      123,397
        -----------------------------------------------------------------------------
          5   85,588      85,588      114,692     114,692     138,014      138,014
        -----------------------------------------------------------------------------
          6   85,622      85,622      120,708     120,708     150,138      150,138
        -----------------------------------------------------------------------------
          7   82,988      82,988      124,065     124,065     160,136      160,136
        -----------------------------------------------------------------------------
          8   80,434      80,434      127,515     127,515     170,801      170,801
        -----------------------------------------------------------------------------
          9   77,958      77,958      131,061     131,061     182,175      182,175
        -----------------------------------------------------------------------------
         10   75,556      75,556      134,706     134,706     194,307      194,307
        -----------------------------------------------------------------------------
         11   73,228      73,228      138,453     138,453     207,248      207,248
        -----------------------------------------------------------------------------
         12   70,970      70,970      142,303     142,303     221,049      221,049
        -----------------------------------------------------------------------------
         13   68,781      68,781      146,261     146,261     235,770      235,770
        -----------------------------------------------------------------------------
         14   66,658      66,658      150,328     150,328     251,472      251,472
        -----------------------------------------------------------------------------
         15   64,600      64,600      154,509     154,509     268,219      268,219
        -----------------------------------------------------------------------------
         16   62,605      62,605      158,806     158,806     286,081      286,081
        -----------------------------------------------------------------------------
         17   60,669      60,669      163,222     163,222     305,133      305,133
        -----------------------------------------------------------------------------
         18   58,793      58,793      167,762     167,762     325,453      325,453
        -----------------------------------------------------------------------------
         19   56,974      56,974      172,427     172,427     347,127      347,127
        -----------------------------------------------------------------------------
         20   55,210      55,210      177,222     177,222     370,244      370,244
        -----------------------------------------------------------------------------
         21   53,499      53,499      182,151     182,151     394,901      394,901
        -----------------------------------------------------------------------------
         22   51,841      51,841      187,217     187,217     421,200      421,200
        -----------------------------------------------------------------------------
         23   50,232      50,232      192,424     192,424     449,250      449,250
        -----------------------------------------------------------------------------
         24   48,673      48,673      197,775     197,775     479,168      479,168
        -----------------------------------------------------------------------------
         25   47,161      47,161      203,275     203,275     511,079      511,079
        -----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.41%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006


 e. Surrender value assumes surrender 2 days before Annuity anniversary

                ------------------------------------------------------------------------
                0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                    ASAP III                ASAP III                ASAP III
                ------------------------------------------------------------------------
                Net rate of return      Net rate of return      Net rate of return
                Yrs 1-8     -2.44%      Yrs 1-8      3.41%      Yrs 1-8       7.31%
                Yrs 9+      -1.85%      Yrs 9+       4.04%      Yrs 9+        7.96%
                ------------------------------------------------------------------------
                Account    Surrender    Account    Surrender    Account     Surrender
           Year  Value       Value       Value       Value       Value        Value
           -----------------------------------------------------------------------------
             1  97,562      89,062      103,399      94,899     107,290       98,790
           -----------------------------------------------------------------------------
             2  95,142      88,142      106,923      99,923     115,133      108,133
           -----------------------------------------------------------------------------
             3  92,782      86,282      110,568     104,068     123,550      117,050
           -----------------------------------------------------------------------------
             4  90,480      84,480      114,336     108,336     132,583      126,583
           -----------------------------------------------------------------------------
             5  88,233      83,233      118,233     113,233     142,275      137,275
           -----------------------------------------------------------------------------
             6  86,530      82,530      122,780     118,780     153,213      149,213
           -----------------------------------------------------------------------------
             7  84,380      81,380      126,965     123,965     164,414      161,414
           -----------------------------------------------------------------------------
             8  82,283      80,283      131,293     129,293     176,434      174,434
           -----------------------------------------------------------------------------
             9  80,723      80,723      136,590     136,590     190,479      190,479
           -----------------------------------------------------------------------------
            10  79,194      79,194      142,104     142,104     205,647      205,647
           -----------------------------------------------------------------------------
            11  77,693      77,693      147,840     147,840     222,021      222,021
           -----------------------------------------------------------------------------
            12  76,219      76,219      153,808     153,808     239,700      239,700
           -----------------------------------------------------------------------------
            13  74,773      74,773      160,017     160,017     258,787      258,787
           -----------------------------------------------------------------------------
            14  73,354      73,354      166,477     166,477     279,393      279,393
           -----------------------------------------------------------------------------
            15  71,961      71,961      173,197     173,197     301,640      301,640
           -----------------------------------------------------------------------------
            16  70,594      70,594      180,188     180,188     325,659      325,659
           -----------------------------------------------------------------------------
            17  69,252      69,252      187,462     187,462     351,590      351,590
           -----------------------------------------------------------------------------
            18  67,935      67,935      195,030     195,030     379,586      379,586
           -----------------------------------------------------------------------------
            19  66,642      66,642      202,902     202,902     409,811      409,811
           -----------------------------------------------------------------------------
            20  65,374      65,374      211,093     211,093     442,442      442,442
           -----------------------------------------------------------------------------
            21  64,129      64,129      219,614     219,614     477,673      477,673
           -----------------------------------------------------------------------------
            22  62,907      62,907      228,479     228,479     515,708      515,708
           -----------------------------------------------------------------------------
            23  61,707      61,707      237,703     237,703     556,772      556,772
           -----------------------------------------------------------------------------
            24  60,530      60,530      247,298     247,298     601,106      601,106
           -----------------------------------------------------------------------------
            25  59,374      59,374      257,281     257,281     648,970      648,970
           -----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.21%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006


 e. Surrender value assumes surrender 2 days before Annuity anniversary

              ------------------------------------------------------------------------
              0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                Xtra Credit 6           Xtra Credit 6           Xtra Credit 6
              ------------------------------------------------------------------------
              Net rate of return      Net rate of return      Net rate of return
              Yrs 1-10     -2.84%     Yrs 1-10      2.99%     Yrs 1-10      6.88%
              Yrs 11+      -1.85%     Yrs 11+       4.04%     Yrs 11+       7.96%
              ------------------------------------------------------------------------
              Account     Surrender   Account     Surrender   Account     Surrender
         Year  Value        Value      Value        Value      Value        Value
         -----------------------------------------------------------------------------
           1  103,484      94,484     109,675      100,675    113,802      104,802
         -----------------------------------------------------------------------------
           2  100,511      91,511     112,918      103,918    121,590      112,590
         -----------------------------------------------------------------------------
           3   97,622      89,622     116,257      108,257    129,913      121,913
         -----------------------------------------------------------------------------
           4   94,816      87,816     119,697      112,697    138,808      131,808
         -----------------------------------------------------------------------------
           5   92,089      86,089     123,239      117,239    148,315      142,315
         -----------------------------------------------------------------------------
           6   89,439      84,439     126,888      121,888    158,476      153,476
         -----------------------------------------------------------------------------
           7   86,865      82,865     130,645      126,645    169,335      165,335
         -----------------------------------------------------------------------------
           8   84,364      81,364     134,515      131,515    180,941      177,941
         -----------------------------------------------------------------------------
           9   81,934      79,934     138,500      136,500    193,345      191,345
         -----------------------------------------------------------------------------
          10   79,573      78,573     142,605      141,605    206,602      205,602
         -----------------------------------------------------------------------------
          11   78,063      78,063     148,321      148,321    223,009      223,009
         -----------------------------------------------------------------------------
          12   76,583      76,583     154,272      154,272    240,729      240,729
         -----------------------------------------------------------------------------
          13   75,130      75,130     160,463      160,463    259,860      259,860
         -----------------------------------------------------------------------------
          14   73,704      73,704     166,904      166,904    280,514      280,514
         -----------------------------------------------------------------------------
          15   72,305      72,305     173,605      173,605    302,812      302,812
         -----------------------------------------------------------------------------
          16   70,931      70,931     180,576      180,576    326,886      326,886
         -----------------------------------------------------------------------------
          17   69,583      69,583     187,829      187,829    352,877      352,877
         -----------------------------------------------------------------------------
          18   68,260      68,260     195,375      195,375    380,938      380,938
         -----------------------------------------------------------------------------
          19   66,961      66,961     203,225      203,225    411,233      411,233
         -----------------------------------------------------------------------------
          20   65,687      65,687     211,393      211,393    443,940      443,940
         -----------------------------------------------------------------------------
          21   64,436      64,436     219,890      219,890    479,252      479,252
         -----------------------------------------------------------------------------
          22   63,208      63,208     228,730      228,730    517,375      517,375
         -----------------------------------------------------------------------------
          23   62,003      62,003     237,926      237,926    558,534      558,534
         -----------------------------------------------------------------------------
          24   60,820      60,820     247,494      247,494    602,970      602,970
         -----------------------------------------------------------------------------
          25   59,659      59,659     257,449      257,449    650,945      650,945
         -----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.21%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006


 e. Surrender value assumes surrender 2 days before Annuity anniversary

             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                   ASL II                  ASL II                  ASL II
             ------------------------------------------------------------------------
             Net rate of return      Net rate of return      Net rate of return
             All years    -2.84%     All years     2.99%     All years      6.88%
             ------------------------------------------------------------------------
              Account    Surrender    Account    Surrender    Account     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   97,168      97,168      102,981     102,981     106,856      106,856
        -----------------------------------------------------------------------------
          2   94,374      94,374      106,060     106,060     114,204      114,204
        -----------------------------------------------------------------------------
          3   91,660      91,660      109,231     109,231     122,057      122,057
        -----------------------------------------------------------------------------
          4   89,023      89,023      112,496     112,496     130,449      130,449
        -----------------------------------------------------------------------------
          5   86,460      86,460      115,859     115,859     139,419      139,419
        -----------------------------------------------------------------------------
          6   83,971      83,971      119,323     119,323     149,005      149,005
        -----------------------------------------------------------------------------
          7   81,552      81,552      122,890     122,890     159,251      159,251
        -----------------------------------------------------------------------------
          8   79,202      79,202      126,564     126,564     170,201      170,201
        -----------------------------------------------------------------------------
          9   76,919      76,919      130,348     130,348     181,904      181,904
        -----------------------------------------------------------------------------
         10   74,700      74,700      134,245     134,245     194,411      194,411
        -----------------------------------------------------------------------------
         11   72,544      72,544      138,258     138,258     207,779      207,779
        -----------------------------------------------------------------------------
         12   70,450      70,450      142,391     142,391     222,066      222,066
        -----------------------------------------------------------------------------
         13   68,415      68,415      146,648     146,648     237,335      237,335
        -----------------------------------------------------------------------------
         14   66,438      66,438      151,032     151,032     253,654      253,654
        -----------------------------------------------------------------------------
         15   64,517      64,517      155,548     155,548     271,095      271,095
        -----------------------------------------------------------------------------
         16   62,651      62,651      160,198     160,198     289,735      289,735
        -----------------------------------------------------------------------------
         17   60,838      60,838      164,987     164,987     309,657      309,657
        -----------------------------------------------------------------------------
         18   59,076      59,076      169,919     169,919     330,949      330,949
        -----------------------------------------------------------------------------
         19   57,364      57,364      174,999     174,999     353,705      353,705
        -----------------------------------------------------------------------------
         20   55,701      55,701      180,231     180,231     378,026      378,026
        -----------------------------------------------------------------------------
         21   54,085      54,085      185,619     185,619     404,019      404,019
        -----------------------------------------------------------------------------
         22   52,515      52,515      191,168     191,168     431,799      431,799
        -----------------------------------------------------------------------------
         23   50,990      50,990      196,883     196,883     461,489      461,489
        -----------------------------------------------------------------------------
         24   49,507      49,507      202,769     202,769     493,221      493,221
        -----------------------------------------------------------------------------
         25   48,067      48,067      208,831     208,831     527,135      527,135
        -----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.21%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006


 e. Surrender value assumes surrender 2 days before Annuity anniversary

     APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 Target Ratio:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T    =    {Min (V, [L - F - V * Ct] / (1 - Ct))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00,14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 Transfer Calculation:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

   . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

   APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT


                                     ASL II NY                          APEX II NY
-----------------------------------------------------------------------------------------------------
Minimum Investment               $15,000                               $10,000
-----------------------------------------------------------------------------------------------------
Maximum Issue Age                Annuitant 85;                         Annuitant 85
                                 Owner None                            Oldest Owner 85
-----------------------------------------------------------------------------------------------------
Contingent Deferred Sales        None                                  4 Years
 Charge Schedule                                                       (7%, 6%, 5%, 4%)
                                                                       (Applied to purchase
                                                                       payments based on the
                                                                       inception date of the
                                                                       Annuity)

-----------------------------------------------------------------------------------------------------
Insurance Charge                 1.65%                                 1.65%
-----------------------------------------------------------------------------------------------------
Distribution Charge              N/A                                   N/A

-----------------------------------------------------------------------------------------------------
Annual Maintenance Fee           Lesser of $30 or 2% of                Lesser of $30 or 2% of
                                 Account Value Waived for              Account Value Waived for
                                 Account Values exceeding              Account Values exceeding
                                 $100,000                              $100,000
-----------------------------------------------------------------------------------------------------
Transfer Fee                     $10 after twenty in any               $10 after twenty in any
                                 annuity year. May be                  annuity year.
                                 increased to $15 after eight
                                 in any annuity year
-----------------------------------------------------------------------------------------------------
Contract Credit                  No                                    Yes. Effective for
                                                                       Contracts issued on or after
                                                                       June 20, 2005. Generally
                                                                       we apply a Loyalty Credit
                                                                       to your Annuity's Account
                                                                       Value at the end of your
                                                                       fifth contract year (i.e. on
                                                                       your fifth Contract
                                                                       Anniversary). Currently
                                                                       the Loyalty Credit is equal
                                                                       to 2.75% of total purchase
                                                                       payments made during the
                                                                       first four contract years
                                                                       less the cumulative amount
                                                                       of withdrawals made
                                                                       (including the deduction of
                                                                       any CDSC amounts)
                                                                       through the fifth Contract
                                                                       Anniversary
-----------------------------------------------------------------------------------------------------
Fixed Allocation (If             Fixed Allocations                     Fixed Allocations
 available, early                Available (Currently                  Available (Currently
 withdrawals are subject         offering durations of: 5, 7,          offering durations of: 5, 7,
 to a Market Value               and 10 years) The MVA                 and 10 years) The MVA
 Adjustment) ("MVA")             formula for NY is [(1+I)/             formula for NY is [(1+I)/
                                 (1+J)] N/365 The MVA                  (1+J)] N/365 The MVA
                                 formula does not apply                formula does not apply
                                 during the 30 day period              during the 30 day period
                                 immediately before the end            immediately before the end
                                 of the Guarantee Period.              of the Guarantee Period.

-----------------------------------------------------------------------------------------------------
Variable Investment              All options generally                 All options generally
 Options                         available except where                available except where
                                 restrictions apply when               restrictions apply when
                                 certain riders are                    certain riders are
                                 purchased. ProFund                    purchased. ProFund
                                 Portfolios are restricted for         Portfolios are restricted for
                                 ASL II, ASAP III, and                 ASL II, ASAP III, and
                                 XTra Credit SIX.                      XTra Credit SIX.
-----------------------------------------------------------------------------------------------------


                                    ASAP III NY                         XTra Credit SIX NY
-------------------------------------------------------------------------------------------------------------
Minimum Investment                   $1,000                                     $10,000
-------------------------------------------------------------------------------------------------------------
Maximum Issue Age                    Annuitant 85                               Annuitant 85
                                     Oldest Owner 80                            Oldest Owner 75
-------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales            7 Years                                    10 Years
 Charge Schedule                     (7%, 6%, 5%, 4%, 3%,                       (9%, 9%, 8%, 7%, 6%,
                                     2%, 1%) (Applied to                        5%, 4%, 3%, 2%, 1%)
                                     purchase payments based                    (Applied to purchase
                                     on the inception date of the               payments based on the
                                     Annuity)                                   inception date of the
                                                                                Annuity)
-------------------------------------------------------------------------------------------------------------
Insurance Charge                     0.65%                                      0.65%
-------------------------------------------------------------------------------------------------------------
Distribution Charge                  0.60% annuity years 1-7                    1.00% annuity years 1-10
                                     0.0% annuity years 8+                      0.00% annuity years 11+
-------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee               Lesser of $30 or 2% of                     Lesser of $30 or 2% of
                                     Account Value Waived for                   Account Value
                                     Account Values exceeding
                                     $100,000
-------------------------------------------------------------------------------------------------------------
Transfer Fee                         $10 after twenty in any                    $10 after twenty in any
                                     annuity year. May be                       annuity year
                                     increased to $15 after eight
                                     in any annuity year
-------------------------------------------------------------------------------------------------------------
Contract Credit                      Yes. Effective for                         Yes The amount of the
                                     Contracts issued on or after               credit applied to a Purchase
                                     July 24, 2006. Generally                   Payment is based on the
                                     we apply a Loyalty Credit                  year the Purchase Payment
                                     to your Annuity's Account                  is received, for the first 6
                                     Value at the end of your                   years of the contract.
                                     fifth contract year (i.e. on               Currently the credit
                                     your fifth Contract                        percentages for each year
                                     Anniversary). Currently                    starting with the first year
                                     the Loyalty Credit is equal                are: 6.50%, 5.00%, 4.00%,
                                     to 0.50% of total purchase                 3.00%, 2.00%, and 1.00%.
                                     payments made during the
                                     first four contract years
                                     less the cumulative amount
                                     of withdrawals made
                                     (including the deduction of
                                     any CDSC amounts)
                                     through the fifth Contract
                                     Anniversary
-------------------------------------------------------------------------------------------------------------
Fixed Allocation (If                 Fixed Allocations                          No
 available, early                    Available (Currently
 withdrawals are subject             offering durations of: 2, 3,
 to a Market Value                   5, 7, and 10 years) The
 Adjustment) ("MVA")                 MVA formula for NY is
                                     [(1+I)/(1+J)] N/365 The
                                     MVA formula does not
                                     apply during the 30 day
                                     period immediately before
                                     the end of the Guarantee
                                     Period.
-------------------------------------------------------------------------------------------------------------
Variable Investment                  All options generally                      All options generally
 Options                             available except where                     available except where
                                     restrictions apply when                    restrictions apply when
                                     certain riders are                         certain riders are
                                     purchased. ProFund                         purchased. ProFund
                                     Portfolios are restricted for              Portfolios are restricted for
                                     ASL II, ASAP III, and                      ASL II, ASAP III, and
                                     XTra Credit SIX.                           XTra Credit SIX.
-------------------------------------------------------------------------------------------------------------

                                       ASL II NY                           APEX II NY
-------------------------------------------------------------------------------------------------------
Basic Death Benefit                  The greater of: purchase             The greater of: purchase
                                     payments less proportional           payments less proportional
                                     withdrawals or Account               withdrawals or Account
                                     Value (variable) plus                Value (variable) plus
                                     Interim Value (fixed). (No           Interim Value (fixed). (No
                                     MVA applied)                         MVA applied)


-------------------------------------------------------------------------------------------------------
Optional Death Benefits              Highest Anniversary Value            HAV
 (for an additional cost)/1/         (HAV)
-------------------------------------------------------------------------------------------------------
Optional Living Benefits             GRO Plus, GRO Plus 2008              GRO Plus, GRO Plus 2008
 (for an additional cost)/2/         Guaranteed Minimum                   GMWB, GMIB, Lifetime
                                     Withdrawal Benefit,                  Five, Spousal Lifetime
                                     (GMWB), Guaranteed                   Five, Highest Daily
                                     Minimum Income Benefit               Lifetime Five, Highest
                                     (GMIB), Lifetime Five,               Daily Lifetime Seven,
                                     Spousal Lifetime Five,               Spousal Highest Daily
                                     Highest Daily Lifetime               Lifetime Seven, Highest
                                     Five, Highest Daily                  Daily GRO, Highest Daily
                                     Lifetime Seven, Spousal              Lifetime 7 Plus and
                                     Highest Daily Lifetime               Spousal Highest Daily
                                     Seven, Highest Daily                 Lifetime 7 Plus
                                     GRO, Highest Daily
                                     Lifetime 7 Plus and
                                     Spousal Highest Daily
                                     Lifetime 7 Plus
-------------------------------------------------------------------------------------------------------
Annuity Rewards/3/                   No                                   Available after initial
                                                                          CDSC period
-------------------------------------------------------------------------------------------------------
Annuitization Options                Fixed option only Annuity            Fixed option only Annuity
                                     date cannot exceed the first         date cannot exceed the first
                                     day of the calendar month            day of the calendar month
                                     following Annuitant's 90/th/         following Annuitant's 90/th/
                                     birthday. The maximum                birthday. The maximum
                                     Annuity Date is based on             Annuity Date is based on
                                     the first Owner or                   the first Owner or
                                     Annuitant to reach the               Annuitant to reach the
                                     maximum age, as indicated            maximum age, as indicated
                                     in your Annuity.                     in your Annuity.
-------------------------------------------------------------------------------------------------------


                                      ASAP III NY                        XTra Credit SIX NY
---------------------------------------------------------------------------------------------------------------
Basic Death Benefit                    The greater of: purchase                    The greater of: purchase
                                       payments less proportional                  payments less proportional
                                       withdrawals or Account                      withdrawals or Account
                                       Value (variable) plus                       Value (variable) (No MVA
                                       Interim Value (fixed). (No                  applied) (No recapture of
                                       MVA applied)                                credits applied within 12
                                                                                   months prior to date of
                                                                                   death)
---------------------------------------------------------------------------------------------------------------
Optional Death Benefits                HAV                                         HAV
 (for an additional cost)/1/
---------------------------------------------------------------------------------------------------------------
Optional Living Benefits               GRO Plus, GRO Plus 2008                     GRO Plus, GRO Plus 2008
 (for an additional cost)/2/           GMWB, GMIB, Lifetime                        GMWB, GMIB, Lifetime
                                       Five, Spousal Lifetime                      Five, Spousal Lifetime
                                       Five, Highest Daily                         Five, Highest Daily
                                       Lifetime Five, Highest                      Lifetime Five, Highest
                                       Daily Lifetime Seven,                       Daily Lifetime Seven,
                                       Spousal Highest Daily                       Spousal Highest Daily
                                       Lifetime Seven, Highest                     Lifetime Seven, Highest
                                       Daily GRO, Highest Daily                    Daily GRO, Highest Daily
                                       Lifetime 7 Plus and                         Lifetime 7 Plus and
                                       Spousal Highest Daily                       Spousal Highest Daily
                                       Lifetime 7 Plus                             Lifetime 7 Plus




---------------------------------------------------------------------------------------------------------------
Annuity Rewards/3/                     Available after initial                     Available after initial
                                       CDSC period                                 CDSC period
---------------------------------------------------------------------------------------------------------------
Annuitization Options                  Fixed option only Annuity                   Fixed option only Annuity
                                       date cannot exceed the first                date cannot exceed the first
                                       day of the calendar month                   day of the calendar month
                                       following Annuitant's 90/th/                following Annuitant's 90/th/
                                       birthday. The maximum                       birthday. The maximum
                                       Annuity Date is based on                    Annuity Date is based on
                                       the first Owner or                          the first Owner or
                                       Annuitant to reach the                      Annuitant to reach the
                                       maximum age, as indicated                   maximum age, as indicated
                                       in your Annuity.                            in your Annuity.
---------------------------------------------------------------------------------------------------------------


 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefits"
    section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO and Highest Daily Lifetime 7 Plus with LIA are not currently available in New York.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your annuity contract.

        APPENDIX I - FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.


 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  APPENDIX J - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. Formula for Contracts Issued on or after July 21, 2008
 (Without Election of 90% Cap Feature)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -    Money is transferred from the Permitted
           C\\t\\))}                                                              Sub-accounts and Fixed Rate Options to the AST
                                                                                  Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}        Money is transferred from the AST Investment
                                                                                  Grade Bond Sub-account to the Permitted Sub-
                                                                                  accounts

 {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -   Money is transferred from the Permitted
 C\\t\\))}                                                              Sub-accounts and Fixed Rate Options to the AST
                                                                        Investment Grade Bond Sub-account

 {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}       Money is transferred from the AST Investment
                                                                        Grade Bond Sub-account to the Permitted Sub-
                                                                        accounts

 2. Formula for Contracts Issued Prior to 7/21/08
 (Without Election of 90% Cap Feature)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .   L - the target value as of the current business day.

       .   r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .   V - the total value of all Permitted Sub-accounts in the annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*,
           (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

 3. Formula for Contracts with 90% Cap Feature on or after July 21, 2008
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond sub-account:

              If (B / (V\\v\\ + V\\f\\ + B) (greater than) .90) then
                     T       =      B - [(V\\v\\ + V\\f\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date and future transfers to the AST Investment Grade Bond Sub-account will not occur at least until there is first a transfer out of the AST Investment Grade Bond Sub-account.

 On each Valuation Day thereafter (including the effective date of this feature provided B / ( V\\v\\ + V\\f\\ + B) (less than) = .90), the following asset transfer calculation is performed

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                    Money is transferred from the elected Sub-accounts
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 T    =    Min (B, - [L - B - ( V\\v\\ + V\\f\\ ) * C\\t\\] / (1 - C\\t\\))    Money is transferred from the AST Investment
                                                                               Grade Sub-account to the elected Sub-accounts

 Min (MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected Sub-accounts
 [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 Min (B, - [L - B - ( V\\v\\ + V\\f\\ ) * C\\t\\] / (1 - C\\t\\))   Money is transferred from the AST Investment
                                                                     Grade Sub-account to the elected Sub-accounts

 4. Formula for Contracts with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to AST Investment Grade Bond Sub-account.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (F (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + B)) - B), [L - B - V *     Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to AST Investment Grade Bond
                                                               Sub-Account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted Sub-
                                                               accounts.

   APPENDIX K - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               Daily Calculations

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).


       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted Sub-
                                                                            accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted Sub-
                                                          accounts.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX L - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix H.

Jurisdiction                                                      Special Provisions
-------------------------------------------------------------------------------------------------------------------------
Maryland                       Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
Massachusetts                  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
                               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
                               Withdrawal Benefit).
                               Medically Related Surrenders are not available.
-------------------------------------------------------------------------------------------------------------------------
Montana                        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
-------------------------------------------------------------------------------------------------------------------------
Nevada                         Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
North Dakota                   Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
Vermont                        Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
Washington                     If you elect Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven, the Guaranteed Minimum Account Value Credit otherwise available with these optional benefits is not available.
                               Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------

     APPENDIX M - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t\\i\\ is the number of whole and partial years until the maturity date of the guarantee.

   . r\\i\\ is the current fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest integer to determine this rate).

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each guarantee the value (L\\i\\) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."

       L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + r\\i\\)/ti/

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN(V, (V - (1 / 0.23) * (AV - L))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN(F, ((1 / 0.23) * (AV - L) - V)

        APPENDIX N - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the asset transfer formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\1\\ (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                   D    =    1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:

 T    =    MIN(V, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / (0.75 * (1 + r\\i\\)/ti/ - (1 + r)/t/))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    MIN(F, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / ((1 + r)/t/ - 0.75 * (1 + r\\i\\)/ti/))

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN
                          PROSPECTUS (PLEASE CHECK ONE) ASAPIIIPROS (05/2009)         , APEX2PROS
                          (05/2009)         , ASL2PROS (05/2009)         , XT6PROS (05/2009)         .
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  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUDENTIAL ANNUITIES LIFE                              PRUDENTIAL ANNUITIES
  ASSURANCE CORPORATION                                    DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com



                               MAILING ADDRESSES:

                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                 EXPRESS MAIL:
                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                 [LOGO]
                 The Prudential Insurance Company of America
                 751 Broad Street
                 Newark, NJ 07102-3777

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 OPTIMUM/SM/
 OPTIMUM FOUR/SM/
 OPTIMUM PLUS/SM/

 Flexible Premium Deferred Annuities

 PROSPECTUS: MAY 1, 2009

 This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our", or "us") exclusively through LPL Financial Corporation. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix D entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend for you. In addition, the selling broker-dealer firm through which each Annuity is sold may decline to make available to its customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firm may restrict the optional benefits that it does make available to its customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, benefits and certain fees may differ among states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix F. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the Optimum Plus Annuity grants credits with respect to your Purchase Payments, the expenses of Optimum Plus may be higher than expenses for an Annuity without a credit. In addition, the amount of the credits you receive under the Optimum Plus Annuity may be more than offset by the additional fees and charges associated with the credit.


 THE SUB-ACCOUNTS
 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered:
 Advanced Series Trust and Evergreen Variable Annuity Trust. See the following page for a complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 OPTIMUM/SM/, OPTIMUM FOUR/SM/, OPTIMUM PLUS/SM/, ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888



               Prospectus Dated:         Statement of Additional
               May 1, 2009                    Information Dated:
                                                     May 1, 2009
               OAP-PROS-0509                            LPLOASAI


  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 Advanced Series Trust:
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income

   AST American Century Income & Growth

   AST Balanced Asset Allocation
   AST Bond Portfolio 2015

   AST Bond Portfolio 2016

   AST Bond Portfolio 2018
   AST Bond Portfolio 2019

   AST Bond Portfolio 2020

   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty

   AST DeAM Large Cap Value

   AST Federated Aggressive Growth
   AST Goldman Sachs Mid-Cap Growth
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST Mid-Cap Value
   AST MFS Growth
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth

   AST Neuberger Berman/LSV Mid-Cap Value

   AST Neuberger Berman Small-Cap Growth
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST Western Asset Core Plus Bond

 Evergreen Variable Annuity Trust:
   International Equity
   Omega

                                   CONTENTS



GLOSSARY OF TERMS.....................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  4

EXPENSE EXAMPLES...................................................................... 13

SUMMARY............................................................................... 15

INVESTMENT OPTIONS.................................................................... 20

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 20
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 26

FEES AND CHARGES...................................................................... 28

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 28
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 30
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 30
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 30

PURCHASING YOUR ANNUITY............................................................... 31

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 31

MANAGING YOUR ANNUITY................................................................. 33

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 33
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 33
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 34
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 34
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 34

MANAGING YOUR ACCOUNT VALUE........................................................... 35

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 35
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?...... 35
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM
   FOUR ANNUITIES?.................................................................... 35
 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?............................. 36
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?............. 36
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 37
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 38
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 39
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 39
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 40
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 40
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 40
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 41
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 41
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 42
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 43

ACCESS TO ACCOUNT VALUE............................................................... 44

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 44
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?........................................ 44
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 44
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 45
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 45
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 45
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?................... 45
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 46
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 46
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?......................................... 46
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?................................. 47
 HOW ARE ANNUITY PAYMENTS CALCULATED?................................................. 48


                                      (i)


LIVING BENEFIT PROGRAMS.....................................................................  49

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE................................................................................  49
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)...........................................  50
 GUARANTEED RETURN OPTION (GRO).............................................................  54
 GUARANTEED RETURN OPTION PLUS 2008.........................................................  57
 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)............................................  60
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)...............................................  64
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  67
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)...........................................  71
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)...........................  76
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)...............  80
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN).............  87
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)...................................................................................  99
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 108
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 121

DEATH BENEFIT............................................................................... 131

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 131
 BASIC DEATH BENEFIT........................................................................ 131
 OPTIONAL DEATH BENEFITS.................................................................... 131
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS...................................................... 136
 PAYMENT OF DEATH BENEFITS.................................................................. 136

VALUING YOUR INVESTMENT..................................................................... 140

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 140
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 140
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 140
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 140
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 140
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 141

TAX CONSIDERATIONS.......................................................................... 142

GENERAL INFORMATION......................................................................... 151

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 151
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 151
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 151
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 153
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 154
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 156
 FINANCIAL STATEMENTS....................................................................... 157
 HOW TO CONTACT US.......................................................................... 157
 INDEMNIFICATION............................................................................ 157
 LEGAL PROCEEDINGS.......................................................................... 157
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 159

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS............................ C-1

APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU............................ D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... E-1

APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT......... F-1

APPENDIX G - FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO.............................. G-1

APPENDIX H - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY
  LIFETIME SEVEN............................................................................ H-1


                                     (ii)


APPENDIX I - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME PLUS INCOME BENEFIT........................................ I-1

APPENDIX J - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... J-1

APPENDIX K - FORMULA UNDER GRO PLUS................................................. K-1

APPENDIX L - FORMULA UNDER GRO...................................................... L-1


                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.


 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum Plus, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted purchase payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.


 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 Beneficiary Annuity: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option in only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 Benefit Fixed Rate Account: A fixed investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.


 Code: The Internal Revenue Code of 1986, as amended from time to time.


 Combination 5% Roll-up And HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.


 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among the Optimum, Optimum Four and Optimum Plus. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


 Enhanced Beneficiary Protection Death Benefit: An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.

 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation's maturity (MVA Fixed Allocation).


 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity for more details about your free look right.


 Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 Guaranteed Minimum Withdrawal Benefit (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.


 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


 Guaranteed Return Option Plus/SM/ (GRO Plus/SM/)/Guaranteed Return Option Plus 2008/SM/ (GRO Plus 2008)/SM//Guaranteed Return Option (GRO(R))/Highest Daily Guaranteed Return Option/SM/ (Highest Daily GRO/SM/): Each of GRO Plus, GRO Plus 2008, GRO, and Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program.


 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.


 Highest Daily Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit for an additional charge, that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefits as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Highest Daily Lifetime 7 Plus/SM/ Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Highest Daily Value Death Benefit ("HDV"): An optional benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 Interim Value: The value of the MVA Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.


 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of an MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.


 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Spousal Highest Daily Lifetime 7 Plus//SM// Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Spousal Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.


 Sub-account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".


 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, any Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation.


 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.


                         -----------------------------
                         TRANSACTION FEES AND CHARGES
                         -----------------------------


 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY /1/
                                    OPTIMUM

             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------

                                  OPTIMUM FOUR

                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------

                                  OPTIMUM PLUS
 For Annuities issued prior to November 20, 2006, the following schedule applies:

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------


 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies:


      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.



   --------------------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)
   --------------------------------------------------------------------------
      FEE/CHARGE          OPTIMUM         OPTIMUM FOUR       OPTIMUM PLUS
   --------------------------------------------------------------------------
   Transfer Fee /1/   $15.00 maximum     $15.00 maximum     $15.00 maximum
                     currently, $10.00  currently, $10.00  currently, $10.00
   --------------------------------------------------------------------------
   Tax Charge /2/       0% to 3.5%         0% to 3.5%         0% to 3.5%
   --------------------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 2 In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

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                                      PERIODIC FEES AND CHARGES

                                   (assessed against each Annuity)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE                   OPTIMUM               OPTIMUM FOUR            OPTIMUM PLUS
Annual Maintenance Fee /1/     Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                 Account Value /2/       Account Value /2/         Account Value
                               -----------------------------------------------------------------------
  Beneficiary
  Continuation                 Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  Option Only                      Account Value           Account Value           Account Value
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ANNUAL FEES CHARGES/OF THE SUB-ACCOUNTS /3/
(assessed as a percentage of the daily net assets of the Sub-accounts)
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         FEE/CHARGE
Mortality & Expense                    0.50%                   1.50%                   0.50%
Risk Charge /4/
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Administration Charge /4/              0.15%                   0.15%                   0.15%
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Distribution Charge /5/           0.60% In Annuity              N/A               1.00% in Annuity
                                     Years 1-8                                       Years 1-10
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Settlement Service Charge /6/    1.40% (qualified);      1.40% (qualified);      1 40% (qualified);
                               1.00% (non-qualified)   1.00% (non-qualified)   1.00% (non-qualified)
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Total Annual Charges of           1.25% In Annuity             1.65%              1.65% in Annuity
The Sub-accounts                     Years 1-8;                                     Years 1-10;
(excluding settlement             0.65% In Annuity                                0.65% in Annuity
service charge)                  Years 9 and later                               Years 11 and later
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 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum and in Annuity Years 11+ for Optimum Plus.

 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.



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                       YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
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          OPTIONAL BENEFIT                  OPTIONAL          TOTAL       TOTAL       TOTAL
                                          BENEFIT FEE/        ANNUAL      ANNUAL      ANNUAL
                                             CHARGE          CHARGE/ 2/  CHARGE/ 2/  CHARGE /2/
                                       (as a percentage of     for         for         for
                                         Sub-account net     OPTIMUM     OPTIMUM     OPTIMUM
                                         assets, unless                    FOUR        PLUS
                                       otherwise indicated)
------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO)/GRO
PLUS
Maximum Charge /3/                           0.75%            2.00%       2.40%       2.40%
Current Charge                               0.25%            1.50%       1.90%       1.90%
------------------------------------------------------------------------------------------------
GUARANTEED RETURN PLUS OPTION 2008
(GRO Plus 2008)
Maximum Charge /3/                           0.75%            2.00%       2.40%       2.40%
Current charge                               0.60%            1.85%       2.25%       2.25%
(if elected on or after May 1, 2009)
------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
Maximum Charge /3/                           0.75%            2.00%       2.40%       2.40%
Current charge                               0.60%            1.85%       2.25%       2.25%
(if elected on or after May 1, 2009)
------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
(GMWB)
Maximum Charge /3/                           1.00%            2.25%       2.65%       2.65%
Current Charge                               0.35%            1.60%       2.00%       2.00%
------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)
Maximum Charge /3/                        1.00% of PIV       1.25% +     1.65% +     1.65% +
                                                             1.00% of    1.00% of    1.00% of
                                                               PIV         PIV         PIV
Current Charge                            0.50% of PIV       1.25% +     1.65% +     1.65% +
                                                             0.50% of    0.50% of    0.50% of
                                                               PIV         PIV         PIV
------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT
Maximum Charge /3/                           1.50%            2.75%       3.15%       3.15%
Current Charge                               0.60%            1.85%       2.25%       2.25%
------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge /3/                           1.50%            2.75%       3.15%       3.15%
Current Charge                               0.75%            2.00%       2.40%       2.40%
------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT
Maximum Charge /3/                           1.50%            2.75%       3.15%       3.15%
Current Charge                               0.60%            1.85%       2.25%       2.25%
------------------------------------------------------------------------------------------------

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                       YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                  OPTIONAL          TOTAL       TOTAL       TOTAL
                                          BENEFIT FEE/        ANNUAL      ANNUAL      ANNUAL
                                             CHARGE          CHARGE/ 2/  CHARGE/ 2/  CHARGE /2/
                                       (as a percentage of     for         for         for
                                         Sub-account net     OPTIMUM     OPTIMUM     OPTIMUM
                                         assets, unless                    FOUR        PLUS
                                       otherwise indicated)
------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT
Maximum Charge /3/                        1.50% of PWV       1.25% +     1.65% +     1.65% +
                                                             1.50% of    1.50% of    1.50% of
                                                               PWV         PWV         PWV
Current Charge                            0.60% of PWV       1.25% +     1.65% +     1.65% +
                                                             0.60% of    0.60% of    0.60% of
                                                               PWV         PWV         PWV
------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
BENEFICIARY INCOME OPTION (BIO)
Maximum Charge /3/                        2.00% of PWV       1.25% +     1.65% +     1.65% +
                                                             2.00% of    2.00% of    2.00% of
                                                               PWV         PWV         PWV
Current Charge                            0.95% of PWV       1.25% +     1.65% +     1.65% +
                                                             0.95% of    0.95% of    0.95% of
                                                               PWV         PWV         PWV
------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge /3/                        2.00% of PWV       1.25% +     1.65% +     1.65% +
                                                             2.00% of    2.00% of    2.00% of
                                                               PWV         PWV         PWV
Current Charge                            0.95% of PWV       1.25% +     1.65% +     1.65% +
                                                             0.95% of    0.95% of    0.95% of
                                                               PWV         PWV         PWV
------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT
Maximum Charge /3/                        1.50% of PWV       1.25% +     1.65% +     1.65% +
                                                             1.50% of    1.50% of    1.50% of
                                                               PWV         PWV         PWV
Current Charge                            0.75% of PWV       1.25% +     1.65% +     1.65% +
                                                             0.75% of    0.75% of    0.75% of
                                                               PWV         PWV         PWV
------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
WITH BENEFICIARY INCOME BENEFIT (BIO)
Maximum Charge /3/                        2.00% of PWV       1.25% +     1.65% +     1.65% +
                                                             2.00% of    2.00% of    2.00% of
                                                               PWV         PWV         PWV
Current Charge                            0.95% of PWV       1.25% +     1.65% +     1.65% +
                                                             0.95% of    0.95% of    0.95% of
                                                               PWV         PWV         PWV
------------------------------------------------------------------------------------------------

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                               YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
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          OPTIONAL BENEFIT                  OPTIONAL            TOTAL          TOTAL          TOTAL
                                          BENEFIT FEE/          ANNUAL         ANNUAL         ANNUAL
                                             CHARGE           CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                       (as a percentage of       for            for            for
                                         Sub-account net       OPTIMUM        OPTIMUM        OPTIMUM
                                         assets, unless                         FOUR           PLUS
                                       otherwise indicated)
---------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge /3/                      1.50% greater of     1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
Current Charge                          0.75% greater of     1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
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HIGHEST DAILY LIFETIME 7 PLUS WITH
BENEFICIARY INCOME OPTION (BIO)
Maximum Charge /3/                      2.00% greater of     1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
Current Charge                          1.10% greater of     1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
---------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge /3/                      2.00% greater of     1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
Current Charge                          1.10% greater of     1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
---------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge /3/                      1.50% greater of     1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
Current Charge                          0.90% greater of     1.25% + 0.90%  1.65% + 0.90%  1.65% + 0.90%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
---------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION (BIO)
Maximum Charge /3/                      2.00% greater of     1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
Current Charge                          1.10% greater of     1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
                                        Account Value and     greater of     greater of     greater of
                                               PWV           Account Value  Account Value  Account Value
                                                                and PWV        and PWV        and PWV
---------------------------------------------------------------------------------------------------------

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                       YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                    OPTIONAL           TOTAL        TOTAL        TOTAL
                                            BENEFIT FEE/         ANNUAL       ANNUAL       ANNUAL
                                               CHARGE           CHARGE/ 2/   CHARGE/ 2/   CHARGE /2/
                                         (as a percentage of      for          for          for
                                           Sub-account net      OPTIMUM      OPTIMUM      OPTIMUM
                                           assets, unless                      FOUR         PLUS
                                         otherwise indicated)
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ENHANCED BENEFICIARY PROTECTION DEATH
BENEFIT
Current and Maximum Charge /4/                  0.25%            1.50%        1.90%        1.90%
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HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV")
Current and Maximum Charge /4/                  0.40%            1.65%        2.05%        2.05%
(if elected on or after May 1, 2009)
------------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
Current and Maximum Charge /4/                  0.80%            2.05%        2.45%        2.45%
(if elected on or after May 1, 2009)
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HIGHEST DAILY VALUE DEATH BENEFIT
("HDV") Current and Maximum Charge /4/          0.50%            1.75%        2.15%        2.15%
------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
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 How Charge is Determined

 1 Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. Each benefit is no longer available for new elections.
    GRO Plus 2008: Charge for the benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.35% of Sub-account assets. For OPTIMUM, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elect the benefit on or after May 1, 2009, the fees are as follows: For OPTIMUM, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The current charge is .35% of Sub-account assets. For OPTIMUM, 1.60% total annual charge applies in Annuity years 1-8 and 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.
    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For OPTIMUM, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For OPTIMUM FOUR, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For OPTIMUM FOUR, 2.40% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections.
    Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.60% for HD7 is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For 0.60% for HD7 is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.60% for HD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Highest Daily Lifetime Seven with BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime Seven with LIA. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.

    Spousal Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For OPTIMUM, 0.75% for SHD7 is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For OPTIMUM FOUR, 0.75% for SHD7 is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.75% for SHD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Spousal Highest Daily Lifetime Seven with BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus with BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Spousal Highest Daily Lifetime 7 Plus with BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.
    Highest Anniversary Value Death Benefit. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For OPTIMUM, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For OPTIMUM, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For OPTIMUM FOUR, 2.05% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter.
    Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For OPTIMUM, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For OPTIMUM FOUR, 2.15% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For OPTIMUM, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For OPTIMUM FOUR, 2.45% total annual charge applies in all Annuity Years, and OPTIMUM PLUS, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter.
    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For OPTIMUM FOUR, 2.15% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.

 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2008. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.62%    1.67%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2008, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------
                UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

    (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------
                                                 For the year ended December 31, 2008
                                           -------------------------------------------------
          UNDERLYING PORTFOLIO                                           Acquired    Total
                                                                         Portfolio  Annual
                                           Management  Other              Fees &   Portfolio
                                             Fee//    Expenses 12b-1 Fee Expenses  Expenses
--------------------------------------------------------------------------------------------
Advanced Series Trust/ 1,2,3/
 AST AllianceBernstein Core Value            0.75%     0.18%     0.00%     0.00%     0.93%
 AST AllianceBernstein Growth & Income       0.75%     0.13%     0.00%     0.00%     0.88%
 AST American Century Income & Growth /4/    0.75%     0.18%     0.00%     0.00%     0.93%
 AST Balanced Asset Allocation               0.15%     0.02%     0.00%     0.93%     1.10%
 AST Bond Portfolio 2015 /5/                 0.64%     0.26%     0.00%     0.00%     0.90%
 AST Bond Portfolio 2016 /5,6/               0.65%     1.02%     0.00%     0.00%     1.67%
 AST Bond Portfolio 2018 /5/                 0.64%     0.35%     0.00%     0.00%     0.99%
 AST Bond Portfolio 2019 /5/                 0.64%     0.47%     0.00%     0.00%     1.11%
 AST Bond Portfolio 2020 /5,6/               0.65%     1.02%     0.00%     0.00%     1.67%
 AST Capital Growth Asset Allocation         0.15%     0.01%     0.00%     0.96%     1.12%
 AST Cohen & Steers Realty Portfolio /4/     1.00%     0.17%     0.00%     0.00%     1.17%
 AST DeAM Large-Cap Value                    0.85%     0.15%     0.00%     0.00%     1.00%
 AST Federated Aggressive Growth             0.95%     0.21%     0.00%     0.00%     1.16%
 AST Goldman Sachs Mid-Cap Growth            1.00%     0.18%     0.00%     0.00%     1.18%
 AST International Growth                    1.00%     0.18%     0.00%     0.00%     1.18%
 AST International Value                     1.00%     0.18%     0.00%     0.00%     1.18%
 AST Investment Grade Bond /5/               0.64%     0.13%     0.00%     0.00%     0.77%
 AST JPMorgan International Equity /4/       0.89%     0.20%     0.00%     0.00%     1.09%
 AST Large-Cap Value /4/                     0.75%     0.12%     0.00%     0.00%     0.87%
 AST Lord Abbett Bond-Debenture              0.80%     0.17%     0.00%     0.00%     0.97%
 AST Marsico Capital Growth                  0.90%     0.13%     0.00%     0.00%     1.03%
 AST MFS Growth                              0.90%     0.15%     0.00%     0.00%     1.05%
 AST Mid-Cap Value                           0.95%     0.19%     0.00%     0.00%     1.14%
 AST Money Market /4/                        0.50%     0.12%     0.00%     0.00%     0.62%
 AST Neuberger Berman/LSV Mid-Cap Value      0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Mid-Cap Growth /4/     0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Small-Cap Growth       0.95%     0.21%     0.00%     0.00%     1.16%
 AST PIMCO Limited Maturity Bond             0.65%     0.15%     0.00%     0.00%     0.80%
 AST PIMCO Total Return Bond                 0.65%     0.13%     0.00%     0.00%     0.78%
 AST Preservation Asset Allocation           0.15%     0.02%     0.00%     0.87%     1.04%
 AST Small-Cap Growth                        0.90%     0.22%     0.00%     0.00%     1.12%
 AST Small-Cap Value                         0.90%     0.18%     0.00%     0.00%     1.08%
 AST T. Rowe Price Global Bond               0.80%     0.19%     0.00%     0.00%     0.99%
 AST T. Rowe Price Large-Cap Growth          0.88%     0.13%     0.00%     0.00%     1.01%
 AST Western Asset Core Plus Bond            0.70%     0.14%     0.00%     0.00%     0.84%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust/ 7/
 International Equity                        0.42%     0.25%     0.00%     0.00%     0.67%
 Omega                                       0.52%     0.20%     0.00%     0.00%     0.72%

 1 Advanced Series Trust: Share of the Portfolios are generally purchased through variable insurance products. The Advanced Series Trust (the "Trust") has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust (except as noted below), Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below.



       Average Daily Net Assets of Portfolio         Fee Rate Including Waiver
 ------------------------------------------------------------------------------
 Up to and including $500 million                       0.10% (no waiver)
 ------------------------------------------------------------------------------
 Over $500 million up to and including $750 million           0.09%
 ------------------------------------------------------------------------------
 Over $750 million up to and including $1 billion             0.08%
 ------------------------------------------------------------------------------
 Over $1 billion                                              0.07%
 ------------------------------------------------------------------------------



    The administrative services fee is not waived in the case of the Dynamic Asset Allocation Portfolios. The Dynamic Asset Allocation Portfolios are AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, and AST Preservation Asset Allocation.

    The Dynamic Asset Allocation Portfolios are "fund of funds" which means each of these Portfolios invests primarily or exclusively in one or more mutual funds, referred to here as "Underlying Portfolios". A Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Portfolios. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. The Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest, however, will be subject to the administrative services fee.

 2 Some of the Portfolios invest in other investment companies (the "Acquired Portfolios"). For example, each Dynamic Asset Allocation Portfolio invests in shares of other Portfolios of the Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios in the prospectus for the Trust.
 3 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 4 Effective as of July 1, 2008, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.



               Portfolio                Fee Waiver and/or Expense Limitation
  ---------------------------------------------------------------------------
  AST Large-Cap Value                                  0.84%
  ---------------------------------------------------------------------------
  AST Cohen & Steers Realty                            0.97%
  ---------------------------------------------------------------------------
  AST American Century Income & Growth                 0.87%
  ---------------------------------------------------------------------------
  AST Money Market                                     0.56%
  ---------------------------------------------------------------------------
  AST JPMorgan International Equity                    1.01%
  ---------------------------------------------------------------------------
  AST Neuberger Berman Mid-Cap Growth                  1.25%
  ---------------------------------------------------------------------------



 5 With respect to each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolios so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2009. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 6 AST Bond Portfolio 2016 and AST Bond Portfolio 2020 are based on estimated expenses for 2009 at an estimated asset level.
 7 The Total fees in the table above include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies (each, an Acquired Fund). The Total ratio of expenses to net assets excludes expense reductions. Includes voluntary fee waivers and/or reimbursements. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*
   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies

   . You elect Highest Daily Lifetime 7 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   .   For the Optimum Plus example, no Purchase Credit applies**
   .   For the Optimum Four example, no Loyalty Credit applies**
   .   For the Optimum example, no Loyalty Credit applies**


 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 ** Expense examples calculations are not adjusted to reflect the Purchase
    Credit or Loyalty Credit. If the Purchase Credit or Loyalty Credit were reflected in the calculations, expenses would be higher.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:


 If you surrender your annuity at the end of the applicable time period:


                                    1 yr  3 yrs  5 yrs  10 yrs
                 ---------------------------------------------
                 OPTIMUM           $1,250 $2,296 $3,280 $5,447
                 ---------------------------------------------
                 OPTIMUM FOUR      $1,378 $2,449 $2,996 $5,821
                 ---------------------------------------------
                 OPTIMUM PLUS/ 2/  $1,477 $2,587 $3,572 $5,917
                 ---------------------------------------------


 If you annuitize your annuity at the end of the applicable time period:/1/


                                    1 yr 3 yrs  5 yrs  10 yrs
                  -------------------------------------------
                  OPTIMUM            NA  $1,711 $2,830 $5,447
                  -------------------------------------------
                  OPTIMUM FOUR       NA  $1,819 $2,996 $5,821
                  -------------------------------------------
                  OPTIMUM PLUS/ 2/   NA      NA $2,996 $5,821
                  -------------------------------------------

 If you do not surrender your annuity at the end of the applicable time period:


                                    1 yr 3 yrs  5 yrs  10 yrs
                  -------------------------------------------
                  OPTIMUM           $575 $1,711 $2,830 $5,447
                  -------------------------------------------
                  OPTIMUM FOUR      $613 $1,819 $2,996 $5,821
                  -------------------------------------------
                  OPTIMUM PLUS/ 2/  $613 $1,819 $2,996 $5,821
                  -------------------------------------------


 1. If you own Optimum Plus, you may not annuitize in the first Three
    (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.

 2. Expense example calculations for Optimum Plus are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

                                    SUMMARY

                      Optimum, Optimum Four, Optimum Plus

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.

 What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 What does it mean that my variable annuity is "tax-deferred"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. With the help of your financial professional, you choose the annuity based on your time horizon, liquidity needs, and desire for credits. The annuities described in this prospectus are:
..   Optimum
..   Optimum Four
..   Optimum Plus

 See Appendix D "Selecting the Variable Annuity That's Right for You," for a side-by-side comparison of the key features of each of these Annuities.

 How do I purchase one of the variable annuities? See your financial professional to complete an application. Your eligibility to purchase is based on your age and the size of your investment:



                  Product     Maximum Age for  Minimum Initial
                              Initial Purchase Purchase Payment
                -----------------------------------------------
                Optimum              80             $1,000
                -----------------------------------------------
                Optimum Four         85            $10,000
                -----------------------------------------------
                Optimum Plus         75            $10,000
                -----------------------------------------------



 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an Annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "Free look period"). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the "Tax Considerations" section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 Options for Guaranteed Lifetime Withdrawals. We offer several optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 * No longer available for new elections in a given State once the Highest Daily Lifetime 7 Plus version is approved.

 Options for Guaranteed Accumulation. We offer several optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Guaranteed Return Option Plus 2008
..   Highest Daily Guaranteed Return Option

 What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent's age).

 We also offer optional death benefits for an additional charge:
..   Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 How do I receive credits? With Optimum Plus, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits.

 The amount of the credit depends on the year during which the purchase payment is made:



                             ANNUITY YEAR  CREDIT
                             ---------------------
                                 1          6.50%*
                                 2          5.00%
                                 3          4.00%
                                 4          3.00%
                                 5          2.00%
                                 6          1.00%
                                 7+         0.00%
                             ---------------------



 * For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

 Please note that during the first 10 years, the total asset-based charges on the Optimum Plus annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum Plus annuity is higher and is deducted for a longer period of time as compared to our other annuities. In general, we may take back credits applied within 12 months of death or a medically-related surrender. We may also take back credits if you return your Annuity under the "free-look" provision.

 For Optimum annuities issued on or after February 13, 2006, and Optimum Four annuities issued on or after June 20, 2005, we apply a "loyalty credit" at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For Optimum, the credit is 0.50%. For Optimum Four, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

 Please see the section entitled "Managing Your Account Value" for more information.

 What are the Annuity's Fees and Charges? Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long your purchase payment has been invested. The CDSC is different depending on which annuity you purchase:



          Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
 -----------------------------------------------------------------------------
 Optimum  7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%  0.0%     --     --
 -----------------------------------------------------------------------------
 Optimum  8.5%  8.0%  7.0%  6.0%  0.0%    --    --    --    --     --     --
 Four
 -----------------------------------------------------------------------------
 Optimum  9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
 Plus*
 -----------------------------------------------------------------------------



 *  For annuities issued before November 20, 2006, the schedule is as follows:
    Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year
    6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+:
    0.0%.

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.

 Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the predetermined mathematical formula will not count towards the total transfers allowed.

 Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for Optimum Plus, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:



         --------------------------------------------------------------
                FEE/CHARGE         Optimum  Optimum Four  Optimum Plus
         --------------------------------------------------------------
         Mortality & Expense Risk  0.50%       1.50%         0.50%
         Charge
         --------------------------------------------------------------
         Administration Charge     0.15%       0.15%         0.15%
         --------------------------------------------------------------
         Total Insurance Charge    0.65%       1.65%         0.65%
         --------------------------------------------------------------



 Distribution Charge: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the average assets allocated to the Sub-accounts and is equal to the following:



-------------------------------------------------------------------------------------------
    FEE/CHARGE                Optimum            Optimum Four         Optimum Plus
-------------------------------------------------------------------------------------------
Distribution Charge  0.60% in Annuity Years 1-8      N/A       1.00% in Annuity Years 1-10
-------------------------------------------------------------------------------------------



 Charges for Optional Benefits: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 Costs to Sell and Administer Our Variable Annuity
 Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 Other Information
 Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and/or their families.

 When you purchase one of the Annuities, you will be required to participate in LPL's asset allocation program which does not utilize all of the investment options available under the Annuities. Unless you have elected an optional benefit that requires you to stay in the asset allocation program, you will be permitted to transfer Account Value out of the asset allocation program subsequent to the Issue Date. Currently, the following optional benefits require that you maintain your Account Value in one or more of the asset allocation programs: Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, GRO Plus 2008, Highest Daily GRO, and the Highest Daily Value death benefit. The asset allocation program is offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For additional information, are Appendix C - "Additional Information on Asset Allocation Programs." If your Annuity is no longer held through LPL, we will not require you to continue to participate in LPL's asset allocation program. In that event, you will be permitted to allocate your Account Value to any permitted Portfolio (unless you are obligated to invest in specified Portfolios to participate in an optional benefit).


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



      --------------------------------------------------------------------
       STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUB-ADVISOR
      --------------------------------------------------------------------
                       ADVANCED SERIES TRUST
      --------------------------------------------------------------------
       LARGE    AST AllianceBernstein Core Value       AllianceBernstein
       CAP      Portfolio: seeks long-term capital           L.P.
       VALUE    growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
      --------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &          AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
     ----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
      ASSET     AST Balanced Asset Allocation              Prudential
      ALLOCA    Portfolio (formerly known as AST        Investments LLC;
      TION      Conservative Asset Allocation             Quantitative
                Portfolio): seeks to obtain total          Management
                return consistent with its specified     Associates LLC
                level of risk. The Portfolio
                primarily invests its assets in a
                diversified portfolio of other
                mutual funds, the underlying
                portfolios, of the Advanced Series
                Trust and certain affiliated money
                market funds. Under normal market
                conditions, the Portfolio will
                devote approximately 60% of its net
                assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 52.5% to
                67.5%, and 40% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 32.5% to 47.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities and futures
                contracts, swap agreements and other
                financial and derivative instruments.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2015: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2015. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2016: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2016. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2018: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2018. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2019: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2019. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2020: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2020. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET       AST Capital Growth Asset Allocation        Prudential
     ALLOCA      Portfolio: seeks to obtain total        Investments LLC;
      TION       return consistent with its specified      Quantitative
                 level of risk. The Portfolio               Management
                 primarily invests its assets in a        Associates LLC
                 diversified portfolio of other
                 mutual funds, the underlying
                 portfolios, of the Advanced Series
                 Trust and certain affiliated money
                 market funds. Under normal market
                 conditions, the Portfolio will
                 devote approximately 75% of its net
                 assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities and futures
                 contracts, swap agreements and other
                 financial and derivative instruments.
   -------------------------------------------------------------------------
    SPECIALTY    AST Cohen & Steers Realty Portfolio:     Cohen & Steers
                 seeks to maximize total return              Capital
                 through investment in real estate       Management, Inc.
                 securities. The Portfolio pursues
                 its investment objective by
                 investing, under normal
                 circumstances, at least 80% of its
                 net assets in common stocks and
                 other equity securities issued by
                 real estate companies, such as real
                 estate investment trusts (REITs).
                 Under normal circumstances, the
                 Portfolio will invest substantially
                 all of its assets in the equity
                 securities of real estate companies,
                 i.e., a company that derives at
                 least 50% of its revenues from the
                 ownership, construction, financing,
                 management or sale of real estate or
                 that has at least 50% of its assets
                 in real estate. Real estate
                 companies may include real estate
                 investment trusts (REITs).
   -------------------------------------------------------------------------
     LARGE       AST DeAM Large-Cap Value Portfolio:         Deutsche
      CAP        seeks maximum growth of capital by         Investment
     VALUE       investing primarily in the value           Management
                 stocks of larger companies. The          Americas, Inc.
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadviser
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL       AST Federated Aggressive Growth         Federated Equity
      CAP        Portfolio: seeks capital growth. The       Management
     GROWTH      Portfolio pursues its investment           Company of
                 objective by investing primarily in      Pennsylvania/
                 the stocks of small companies that      Federated Global
                 are traded on national security            Investment
                 exchanges, NASDAQ stock exchange and    Management Corp.;
                 the over- the-counter-market. Small      Federated MDTA
                 companies will be defined as                  LLC
                 companies with market
                 capitalizations similar to companies
                 in the Russell 2000 Growth and S&P
                 600 Small Cap Index.
   -------------------------------------------------------------------------
    MID CAP      AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
     GROWTH      Portfolio: seeks long-term capital      Asset Management,
                 growth. The Portfolio pursues its             L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in
                 medium-sized companies. Medium-sized
                 companies are those whose market
                 capitalizations (measured at the
                 time of investment) fall within the
                 range of companies in the Russell
                 Mid-cap Growth Index. The subadviser
                 seeks to identify individual
                 companies with earnings growth
                 potential that may not be recognized
                 by the market at large.
   -------------------------------------------------------------------------
      INTER      AST International Growth Portfolio:     Marsico Capital
    NATIONAL     seeks long-term capital growth.         Management, LLC;
     EQUITY      Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of         Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
   -------------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      INTER      AST International Value Portfolio:         LSV Asset
     NATIONAL    seeks long-term capital                   Management;
     EQUITY      appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
    ------------------------------------------------------------------------
      FIXED      AST Investment Grade Bond Portfolio:      Prudential
     INCOME      seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
    ------------------------------------------------------------------------
      INTER      AST JPMorgan International Equity         J.P. Morgan
     NATIONAL    Portfolio: seeks long-term capital        Investment
     EQUITY      growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
    ------------------------------------------------------------------------
      LARGE      AST Large-Cap Value Portfolio: seeks     Dreman Value
       CAP       current income and long-term growth       Management
      VALUE      of income, as well as capital            L.L.C.; Eaton
                 appreciation. The Portfolio invests,         Vance
                 under normal circumstances, at least      Management;
                 80% of its net assets in common        Hotchkis and Wiley
                 stocks of large capitalization              Capital
                 companies. Large capitalization         Management LLC
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
    ------------------------------------------------------------------------
      FIXED      AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
     INCOME      Portfolio: seeks high current income          LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80%
                 of the value of its assets in fixed
                 income securities. The Portfolio
                 allocates its assets principally
                 among fixed income securities in
                 four market sectors: U.S. investment
                 grade securities, U.S. high yield
                 securities, foreign securities
                 (including emerging market
                 securities) and convertible
                 securities. Under normal
                 circumstances, the Portfolio invests
                 in each of the four sectors
                 described above. However, the
                 Portfolio may invest substantially
                 all of its assets in any one sector
                 at any time, subject to the
                 limitation that at least 20% of the
                 Portfolio's net assets must be
                 invested in any combination of
                 investment grade debt securities,
                 U.S. Government securities and cash
                 equivalents. The Portfolio may find
                 good value in high yield securities,
                 sometimes called "lower-rated bonds"
                 or "junk bonds," and frequently may
                 have more than half of its assets
                 invested in those securities. The
                 Portfolio may also make significant
                 investments in mortgage-backed
                 securities. Although the Portfolio
                 expects to maintain a weighted
                 average maturity in the range of
                 five to twelve years, there are no
                 maturity restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in
                 equity securities. The Portfolio may
                 invest up to 20% of its net assets
                 in foreign securities.
    ------------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
     LARGE      AST Marsico Capital Growth              Marsico Capital
      CAP       Portfolio: seeks capital growth.        Management, LLC
     GROWTH     Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
    -----------------------------------------------------------------------
     LARGE      AST MFS Growth Portfolio: seeks          Massachusetts
      CAP       long-term capital growth and future,   Financial Services
     GROWTH     rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
    -----------------------------------------------------------------------
     MID CAP    AST Mid-Cap Value Portfolio: seeks     EARNEST Partners
     VALUE      to provide capital growth by              LLC; WEDGE
                investing primarily in                      Capital
                mid-capitalization stocks that          Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
    -----------------------------------------------------------------------
     FIXED      AST Money Market Portfolio: seeks         Prudential
     INCOME     high current income while                 Investment
                maintaining high levels of             Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Growth    Neuberger Berman
     GROWTH     Portfolio: seeks capital growth.        Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman/LSV Mid-Cap           LSV Asset
     VALUE      Value Portfolio (formerly known as        Management;
                AST Neuberger Berman Mid-Cap Value     Neuberger Berman
                Portfolio): seeks capital growth.       Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
    -----------------------------------------------------------------------
     SMALL      AST Neuberger Berman Small-Cap         Neuberger Berman
      CAP       Growth Portfolio: seeks maximum         Management LLC
     GROWTH     growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
    -----------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Limited Maturity Bond         Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investment
               instruments of varying maturities
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Total Return Bond             Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     ASSET     AST Preservation Asset Allocation           Prudential
     ALLOCA    Portfolio: seeks to obtain total         Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, the underlying
               portfolios, of the Advanced Series
               Trust and certain affiliated money
               market funds. Under normal market
               conditions, the Portfolio will
               devote approximately 35% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%. The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Growth Portfolio:            Eagle Asset
      CAP      seeks long-term capital growth. The      Management, Inc.
     GROWTH    Portfolio pursues its objective by
               investing, under normal
               circumstances, at least 80% of the
               value of its assets in
               small-capitalization companies.
               Small-capitalization companies are
               those companies with a market
               capitalization, at the time of
               purchase, no larger than the largest
               capitalized company included in the
               Russell 2000(R) Index at the time of
               the Portfolio's investment.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Value Portfolio: seeks       ClearBridge
      CAP      to provide long-term capital growth       Advisors, LLC;
     VALUE     by investing primarily in                  Dreman Value
               small-capitalization stocks that            Management
               appear to be undervalued. The           L.L.C.; J.P. Morgan
               Portfolio invests, under normal             Investment
               circumstances, at least 80% of the      Management, Inc.;
               value of its net assets in small            Lee Munder
               capitalization stocks. Small             Investments, Ltd
               capitalization stocks are the stocks
               of companies with market
               capitalization that are within the
               market capitalization range of the
               Russell 2000(R) Value Index.
    ------------------------------------------------------------------------
     FIXED     AST T. Rowe Price Global Bond             T. Rowe Price
     INCOME    Portfolio: seeks to provide high        International, Inc.
               current income and capital growth by
               investing in high-quality foreign
               and U.S. dollar-denominated bonds.
               The Portfolio will invest at least
               80% of its total assets in fixed
               income securities. The Portfolio
               invests in all types of bonds,
               including those issued or guaranteed
               by U.S. or foreign governments or
               their agencies and by foreign
               authorities, provinces and
               municipalities as well as investment
               grade corporate bonds, mortgage and
               asset-backed securities, and
               high-yield bonds of U.S. and foreign
               issuers. The Portfolio generally
               invests in countries where the
               combination of fixed-income returns
               and currency exchange rates appears
               attractive, or, if the currency
               trend is unfavorable, where the
               subadviser believes that the
               currency risk can be minimized
               through hedging. The Portfolio may
               also invest up to 20% of its assets
               in the aggregate in below
               investment-grade, high-risk bonds
               ("junk bonds") and emerging market
               bonds. In addition, the Portfolio
               may invest up to 30% of its assets
               in mortgage-related (including
               mortgage dollar rolls and
               derivatives, such as collateralized
               mortgage obligations and stripped
               mortgage securities) and asset-
               backed securities. The Portfolio may
               invest in futures, swaps and other
               derivatives in keeping with its
               objective.
    ------------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      LARGE       AST T. Rowe Price Large-Cap Growth      T. Rowe Price
       CAP        Portfolio: seeks long-term growth of   Associates, Inc.
      GROWTH      capital by investing predominantly
                  in the equity securities of a
                  limited number of large, carefully
                  selected, high-quality U.S.
                  companies that are judged likely to
                  achieve superior earnings growth.
                  The Portfolio takes a growth
                  approach to investment selection and
                  normally invests at least 80% of its
                  net assets in the common stocks of
                  large companies. Large companies are
                  defined as those whose market cap is
                  larger than the median market cap of
                  companies in the Russell 1000 Growth
                  Index as of the time of purchase.
    -----------------------------------------------------------------------
      FIXED       AST Western Asset Core Plus Bond        Western Asset
      INCOME      Portfolio: seeks to maximize total       Management
                  return, consistent with prudent            Company
                  investment management and liquidity
                  needs, by investing to obtain its
                  average specified duration. The
                  Portfolio's current target average
                  duration is generally 2.5 to 7
                  years. The Portfolio pursues this
                  objective by investing in all major
                  fixed income sectors with a bias
                  towards non-Treasuries.
    -----------------------------------------------------------------------
                    EVERGREEN VARIABLE ANNUITY TRUST
    -----------------------------------------------------------------------
       INTER      Evergreen VA International Equity:        Evergreen
     NATIONAL     seeks long-term capital growth and       Investment
      EQUITY      secondarily, modest income. The          Management
                  Portfolio will normally invest at       Company, LLC
                  least 80% of its assets in equity
                  securities issued by in the
                  portfolio manager's opinion,
                  established and quality non-U.S.
                  companies located in countries with
                  developed markets. The Portfolio may
                  purchase securities across all
                  market capitalizations. The
                  Portfolio normally invests at least
                  65% of its assets in securities of
                  companies in at least three
                  countries (other than the U.S.). The
                  Portfolio may also invest in
                  emerging markets. The Portfolio's
                  managers seek both growth and value
                  opportunities. For growth
                  investments, the Portfolio's manager
                  seeks, among other things, good
                  business models, good management and
                  growth in cash flows. For value
                  investments, the Portfolio's manager
                  seeks, among other things, companies
                  that are undervalued in the
                  marketplace compared to their
                  assets. The Portfolio normally
                  intends to seek modest income from
                  dividends paid by its equity
                  holdings. Other than cash and cash
                  equivalents, the Portfolio intends
                  to invest substantially all of its
                  assets in the securities of non-U.S.
                  issuers.
    -----------------------------------------------------------------------
     SPECIALTY    Evergreen VA Omega: seeks long-term       Evergreen
                  capital growth. The Portfolio            Investment
                  invests primarily, and under normal      Management
                  conditions substantially all of its     Company, LLC
                  assets, in common stocks of U.S.
                  companies across any market
                  capitalization. The Portfolio's
                  manager employs a growth style of
                  equity management that seeks to
                  emphasize companies with cash flow
                  growth, sustainable competitive
                  advantages, returns on invested
                  capital above their cost of capital
                  and the ability to manage for
                  profitable growth that can create
                  long-term value for shareholders.
    -----------------------------------------------------------------------


 WHAT ARE THE FIXED ALLOCATIONS?

 The Fixed Allocations consist of the MVA Fixed Allocations, the Fixed Allocations and DCA Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the DCA Fixed Allocations in the section entitled "Do You Offer Dollar Cost Averaging?"

 We offer MVA Fixed Allocations of different durations during the accumulation period. These "MVA Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for certain MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.

 Fixed Allocations are not available in Maryland, Nevada, North Dakota, Vermont and Washington. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit,

 Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, and Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?


 Contingent Deferred Sales Charge: We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for each Annuity are shown under "Summary of Contract Fees and Charges". If you purchase Optimum Plus and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


 We may waive any applicable CDSC under certain circumstances including, certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amounts in Fixed Allocations), invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum Plus, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-rated full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.


 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate we credit to a Fixed Allocation may be reduced to reflect those assumptions.


 Distribution Charge: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to Optimum Plus, the costs associated with offering Credits which are funded through Prudential Annuities' general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts. Please refer to the sections entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.


 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. That is, the interest rate that we credit to a Fixed Allocation may be reduced to reflect those factors. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of purchase payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for Optimum and $10,000 for Optimum Plus and Optimum Four. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


 Where allowed by law, we must approve any initial and additional purchase payments where the total amount of purchase payments equal $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional purchase payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "Beneficiary" Annuity
 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in the prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. We will calculate your required distributions based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of your prospectus. For 2009, the required minimum distribution rules under the Code are suspended for IRAs, Roth IRAs and qualified retirement plans.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Change, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contact as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits. Annuity Rewards is not available.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, Systematic Withdrawals, and Third Party Investment Advisor.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "Beneficiary Annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.


 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.


   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity, or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
   . a change in Beneficiary if the Owner had previously made the designation irrevocable.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 Spousal Designations

 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Spousal Assumption is only permitted to spouses as defined by federal law.


 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation. However, where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal and state income tax withholding. With respect to Optimum Plus, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.


 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date, or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "The Systematic Investment Plan." Purchase payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.


 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?

 We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to Optimum, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.


 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?

 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the MVA Fixed Allocations, the Benefit Fixed Rate Account, and the Sub-accounts in the same percentages as purchase payments are then being allocated to your Annuity.

 Example of Applying the Loyalty Credit with respect to Optimum.

 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.


 Example of Applying the Loyalty Credit with respect to Optimum Four.

 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.


 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.00%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.50%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY? Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 Additional Purchase Payment in Annuity Year 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any Optimum Plus Credits applied to your Optimum Plus Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:

   . any Optimum Plus Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back (to the extent allowed by state law);

   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Optimum Plus Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and
   . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Optimum Plus Credits.

 The Account Value may be substantially reduced if Prudential Annuities takes back the Optimum Plus Credit amount under these circumstances. The amount we take back will equal the Optimum Plus Credit amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus Credit amount will not be taken back. But if there was a loss on the Optimum Plus Credit amount, the amount we take back will still equal the amount of the Optimum Plus Credit amount. We do not deduct a CDSC in any situation where we take back the Optimum Plus Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.

 General Information about Credits
   . We do not consider Credits to be "investment in the contract" for income tax purposes.

   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.


 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

 During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro-rata to the other investment options to which you transferred. You may not transfer Account Value to any DCA fixed Allocation. You may only allocate payments to DCA Fixed Allocations.

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction- specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


 DO YOU OFFER DOLLAR COST AVERAGING?

 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from the Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or the Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
..   You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
..   You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
..   Dollar Cost Averaging transfers from Fixed Allocations are not subject to a
    Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocations is established and each month following until the entire principal amount plus earning is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 Yes. Certain "static asset allocation programs" are provided by LPL Financial Corporation ("LPL"), the firm selling the Annuity. Initially, you may be required to enroll in an available asset allocation program if you purchase one of the Annuities. Additionally, certain optional benefits require your Account Value be maintained in a model in the asset allocation program. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent and direction. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. The programs are offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."

 Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. LPL reserves the right to terminate or change the programs at any time. We reserve the right to change the way in which we administer the program you have selected with your LPL Financial Professional, and we reserve the right to terminate our administration of the programs. You should consult with your LPL Financial Professional before electing any asset allocation program.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      Example
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.

 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 Prudential Annuities offers Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.


 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

 If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.

..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula

 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N/365/


                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:


                            [(1 + I)/(1 + J)]/N/365/


 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

   . You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).

   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).

   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example Of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:


    MVA Factor = [(1+I)/(1+J+0.0010)]/N/365/ = [1.055/1.041]/2/ /= 1.027078

                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example Of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:


     MVA Factor = [(1+I)/(1+J+0.0010)]/N/365 /= [1.055/1.071]/2/ = 0.970345

                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78


 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the DCA Fixed Allocations and the Benefit Fixed Rate Account). Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.


 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During The Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During The Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first in, first out basis.

 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).


 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.


 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.


 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or certain Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.


 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under
 Section 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.


 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA may be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.


 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a continued means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code. Annuitized payments are not suspended as Required Minimum Distributions for 2009.

 Please see "Highest Daily Lifetime 7 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.


 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.


 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.


 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.


 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to Optimum Plus, (a) the amount of any Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back Credits as described above.


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to Optimum Plus, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.


 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.


 Option 1

 Payments for Life: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 2

 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.


 Option 3

 Payments for Life with a Certain Period: Under this option, income is payable until the death of the Key Life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.


 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:

   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.

   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 Fixed Annuity Payments

 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.


 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;

..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;

..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.


 The "living benefits" are as follows:

 Guaranteed Return Option (GRO)/1/
 Guaranteed Return Option Plus (GRO Plus)/1/
 Guaranteed Return Option Plus 2008 (GRO Plus 2008)
 Highest Daily Guaranteed Return Option (Highest Daily GRO)
 Guaranteed Minimum Withdrawal Benefit (GMWB)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/2/
 Spousal Highest Daily Lifetime Seven Income Benefit/2/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/2/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/2/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/2/
 Highest Daily Lifetime 7 Plus Income Benefit
 Spousal Highest Daily Lifetime 7 Plus Income Benefit
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit

 (1)No longer available for new elections.
 (2)Not available for new elections if the corresponding Highest Daily Lifetime 7 Plus version is available in your state.

 Here is a general description of each kind of living benefit that exists under this Annuity:

..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.

..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
    This benefit is no longer available for new elections.
..   Guaranteed Minimum Withdrawal Benefit or ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.
..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 7 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at seven percent annually.

   Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections.

 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 Termination of Existing Benefits and Election of New Benefits
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 GUARANTEED RETURN OPTION Plus/SM/ (GRO Plus/SM/)


 GRO Plus is no longer available for election.
 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.


 Key Feature - Protected Principal Value/Enhanced Protected Principal Value The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.


       . Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

       . Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee any amounts held in the MVA Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in "Termination of the Benefit/Enhanced Guarantee". Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.


 Withdrawals under your Annuity

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent purchase payments and, with respect to Optimum Plus, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any MVA Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under Optimum Plus); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.


 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).


 Key Feature - Allocation of Account Value
 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. The formula is set forth in Appendix K.

 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
..   if a portion of your Account Value is allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time; and
..   if all of your Account Value is allocated to a Fixed Allocation, then all or a portion of that amount may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy:
    (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Money Market Sub-account
..   a Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;

..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 Election of the Benefit
 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus.

 Termination of the Benefit/Enhanced Guarantee
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

 Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.


 Special Considerations under the Guaranteed Return Option Plus

 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the Sub-accounts. No MVA Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the reallocation trigger may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.

   . You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) may be allocated by us to MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
   . Transfers from MVA Fixed Allocations made as a result of the allocation mechanism under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
   . Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

   . Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Benefit
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the program have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of the prospectus entitled "Your Optional Benefit Fees and Charges."


 GUARANTEED RETURN OPTION (GRO)(R)


 GRO is no longer available for election.
 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 Key Feature - Protected Principal Value
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 Key Feature - Allocation of Account Value
 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix L.

 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA
    Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
..   If your Account Value is greater than or equal to the reallocation trigger, and therefore Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

 Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations up to growth attributable to the MVA Fixed Allocations and thereafter pro rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 Election of the Benefit
 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO.

 Restart of the Benefit
 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to restart the benefit, the charge will be assessed daily as a percentage of the average daily net assets of the Sub-accounts - see "Charges Under the Benefit," below.

 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Benefit
 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 Special Considerations under the Guaranteed Return Option. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Sub-accounts. The MVA Fixed Allocation may not be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.
..   Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under Optimum Plus) or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under Optimum Plus) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your
    Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Benefit
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.


 GUARANTEED RETURN OPTION Plus 2008/SM/ (GRO Plus 2008/SM/)

 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). GRO Plus 2008 is not available if you participate in any other optional living benefit. However, GRO Plus 2008 may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceeding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.


 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.


 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal")
 (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii), and
 (iv) reducing each guarantee amount, and the dollar-for-dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.


 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

 The Remaining Limit is set to zero (0) for the balance of the first Annuity
 Year.

 Key Feature - Allocation of Account Value

 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula itself is the same as that used for our Highest Daily GRO benefit, and is set forth in Appendix G to this Prospectus. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.


 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account.

 Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula, applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.


 In general, the formula works as follows (please see Appendix G). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Bond Portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 Election/Cancellation of the Benefit
 GRO Plus 2008 can be elected on the Issue Date of your Annuity, or at any time thereafter. You may elect GRO Plus 2008 only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New
 York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. GRO Plus 2008 will terminate automatically upon:

 (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect either GRO Plus 2008 or Highest Daily GRO (or any other currently available living benefit) on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the GRO Plus 2008 benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. Upon your re-election of GRO Plus 2008 or election of Highest Daily GRO, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the Permitted Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the GRO Plus 2008 benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus 2008 benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus 2008 benefit provided that the benefit you are looking to elect is available on a post-issue basis.


 Special Considerations under GRO Plus 2008

 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.

   . Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 Charges under the Benefit
 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled "Summary of Contract Fees and Charges."


 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO/SM/)

 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit.


 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.


 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.


 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."


 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next year is $11,373.24 (i.e., 5% of $227,464.79).

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value

 Highest Daily GRO uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula may not be altered. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required formula helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the Permitted Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate purchase payments to, or transfer Account Value to or from, such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com


 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.


 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.


 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolios. Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST bond portfolios. If your entire Account Value is transferred to the AST bond portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolios to the Sub-accounts and the entire Account Value would remain in the AST bond portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST bond portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST bond portfolios, if dictated by the formula.

 The amount that is transferred to and from the AST bond portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the AST bond portfolios.

 Transfers do not impact any guarantees that have already been locked-in.

 Election/Cancellation of the Benefit
 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect either GRO Plus 2008 or Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your re-election of GRO Plus 2008 or Highest Daily GRO, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the other Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.


 Special Considerations under Highest Daily GRO

 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.

   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 Charges under the Benefit
 We deduct an annual charge equal to 0.60% (0.35% for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this Prospectus entitled "Summary of Contract Fees and Charges."


 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

 The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elect the GMWB benefit; however, the charge may be waived under certain circumstances described below.


 Key Feature - Protected Value

 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under Optimum Plus) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
   . If you elect the GMWB benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under Optimum Plus).
   . If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.
   . If you make additional purchase payments after your first withdrawal, the Protected Value will be increased by the amount of the additional purchase payment (plus any Credits applied to such purchase payments under Optimum Plus).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.


 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.


 Key Feature - Protected Annual Withdrawal Amount.
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.


 If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

..   Additional purchase payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under Optimum Plus).

..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.


 The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum
 Plus); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.


 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   The Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   The Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12;
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).


 BENEFITS UNDER GMWB
   . In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
   . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB benefit does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB benefit would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
   . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.


 Other Important Considerations

   . Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
   . Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
   . The GMWB benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.

   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Election of the Benefit
 The GMWB benefit is no longer available.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 Termination of the Benefit
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.


 Charges under the Program

 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB benefit. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and do not make any additional purchase payments after a five-year period following the effective date of the benefit, the benefit will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the benefit. After year seven (7) following the effective date of the benefit, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.


 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.


 Key Feature - Protected Income Value

 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, if you make an additional purchase payment, we will increase the Protected Income Value by the amount of the purchase payment (and any Credit that is applied to such purchase payment in the case of Optimum Plus) and will apply the 5% annual growth rate on the new amount from the date the purchase payment is applied.

   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.


 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

   . A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.


 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments

 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday or whichever is sooner, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.


 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.


 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.


 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations


 You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

..   If you change the Annuitant after the effective date of the GMIB, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Benefit
 The GMIB benefit is no longer available. The Annuitant must have been age 75 or less as of the effective date of the GMIB benefit.

 Termination of the Benefit
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Benefit

 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.


 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.


 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE/SM/)


 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could be elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must be at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.


 Key Feature - Protected Withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the purchase payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

   . If you elect the Lifetime Five benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
   . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five benefit will be used to determine the initial Protected Withdrawal Value.
   . If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.


 If you elected the Lifetime Five benefit on or after March 20, 2006:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under the Lifetime Five benefit

   . the Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary of the preceding step-up


 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five benefit

   . the Protected Withdrawal Value can be stepped up again on or after the 5/th/ anniversary of the preceding step-up


 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.


 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.


 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up


 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income

 Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit

 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.


       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawal

 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000;. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550

..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-For-Dollar and Proportional Reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
   .   Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503. Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947


 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your

      Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.

   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations

   . Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

 Election of the Benefit
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and will base any guarantees under the new benefit based on your Account Value. Any such benefit may be more expensive.

 Termination of the Benefit
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the benefit for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.


 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE/SM/)

 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five program was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.


 Key Feature - Initial Protected withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

   . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.


 Step-Up of Annual Income Amount

 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.


 Examples of Withdrawals and Step-Up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume:


 1) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2) an initial Purchase Payment of $250,000; 3) the Account Value on February 1, 2006 is equal to $265,000; 4) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar Reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-For-Dollar and Proportional Reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93
..   Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-Up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.


 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations

   . Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

   . There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
   . In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal - Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Benefit
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Termination of the Benefit The benefit terminates automatically when your Annual Income Amount equals zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.


 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5/SM/)

 The Highest Daily Lifetime Five benefit is no longer being offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in Appendix E to this Prospectus, we set forth the formula under which we make those asset transfers.


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;

 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.


 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.


 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-For-Dollar Reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 Highest Quarterly Auto Step-Up

 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to Optimum Plus).


 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Total Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of

 $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.


 Benefits under the Highest Daily Lifetime Five Benefit

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

   . If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
   . Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
   . Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

   . Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. However, the formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
   . You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
   . Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

   . The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 Election of and Designations under the Benefit

 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.


 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.


 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to Optimum Plus) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.


 Mathematical Formula Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you elect the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   How long you have owned Highest Daily Lifetime Five;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account) in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).


 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Optional 90% Cap Rule Feature for the Formula Under Highest Daily Lifetime
 Five.
 If you currently participate in the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix E.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix E will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary.

 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 Important Considerations When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.


 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7/SM/)

 The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make those asset transfers.


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or

 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;

       (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.


 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your

 Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.


 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up

 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).


 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account Value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.


 Benefits Under The Highest Daily Lifetime Seven Benefit

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your
    Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations

   . Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

   . Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.

   . You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.

   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.


 Election of and Designations under the Benefit

 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.


 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.


 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit

 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount)
 (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).


 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).


 Mathematical Formula Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our mathematical formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix H to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Rule), see discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary (and in some instances, could be large), as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   How long you have owned Highest Daily Lifetime Seven;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).


 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option/SM/
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). You may choose Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. You must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime Seven. Highest Daily Lifetime Seven with Beneficiary Income Option is only available in states that have not yet approved Highest Daily Lifetime 7 Plus with Beneficiary Income Option. If you terminate your Highest Daily Lifetime Seven benefit to elect the Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin new guarantees under the Highest Daily Lifetime Seven with BIO benefit based on the Account Value as of the date the new benefit becomes active. This benefit may be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount--such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 Highest Daily Lifetime Seven/SM/ with Lifetime Income Accelerator/SM/
 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). Highest Daily Lifetime Seven with Lifetime Income Accelerator is only available in states where Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator is not yet approved. Highest Daily Lifetime Seven with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who is between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit to elect the Highest Daily Lifetime Seven with LIA benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin the new guarantees under the Highest Daily Lifetime Seven benefit with LIA based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You may choose Highest Daily Lifetime Seven without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein. Currently, if you elect Highest Daily Lifetime Seven with LIA and subsequently terminate the benefit, you will be able to re-elect Highest Daily Lifetime Seven with LIA but all conditions of the benefit described below must be met, and you may be subject to a waiting period until you can elect this or another lifetime withdrawal benefit.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 Optional 90% Cap Rule Feature for Formula for Highest Daily Lifetime Seven
 We allow those who currently participate in Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. The new formula appears in Appendix H of this Prospectus. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix H will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.


 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7/SM/)

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is only available in those states that have not yet approved Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make those asset transfers.


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or

 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;

       (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.


 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up

 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).


 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account Value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.


 Benefits Under The Spousal Highest Daily Lifetime Seven Benefit

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount.

 We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations

   . Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

   . Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.

   . You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.

   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.


 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:


..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect Spousal Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, or Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (or any other currently available living benefit) on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.


 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).


 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).


 Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Rule), see the discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   How long you have owned Spousal Highest Daily Lifetime Seven;
..   The performance of the Permitted Sub-accounts you have chosen;

..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount you have allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).


 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 Spousal Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may choose Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). If you elect Spousal Highest Daily Lifetime Seven without the Beneficiary Income Option and would like to add this feature later, you must terminate the Spousal Highest Daily Lifetime Seven benefit and elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option. Spousal Highest Daily Lifetime Seven with Beneficiary Income Option is only available in those states where Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is not yet approved. If you terminate your Spousal Highest Daily Lifetime Seven benefit to elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit, and will begin new guarantees under the Spousal Highest Daily Lifetime Seven with BIO based on the Account Value as of the date the new benefit becomes active.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 Optional 90% Cap Rule Feature for Spousal Highest Daily Lifetime Seven
 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula appears in Appendix H of this prospectus.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in appendix H will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing The New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HD 7 Plus)/ SM/
 Highest Daily Lifetime 7 Plus is offered as a replacement to Highest Daily Lifetime Seven in those jurisdictions where we have received regulatory approval. Currently, if you elect Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another lifetime benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 7 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this prospectus.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
       (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
       (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.



                                   Highest Daily Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**         Highest Daily Value)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00          $119,000.00            $5,950.00
November 26, 2009                   Thanksgiving Day
November 27, 2009   $113,000.00          $113,986.95            $5,699.35
November 30, 2009   $113,000.00          $113,986.95            $5,699.35
December 01, 2009   $119,000.00          $119,000.00            $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:



Withdrawal Amount divided by                                                          $ 15,000
Account Value before withdrawal                                                       $120,000
Equals ratio                                                                              12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value  $109,375
10/th/ benefit year Return of Principal                                               $ 91,875
10/th/ benefit year Minimum Periodic Value                                            $183,750
20/th/ benefit year Minimum Periodic Value                                            $367,500
25/th/ benefit year Minimum Periodic Value                                            $551,250



 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the greater of the Account Value or the Protected
    Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime 7 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Highest Daily Lifetime 7 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:

 (i)upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant,
    (v) if both the Account Value and Annual Income Amount equal zero, or
    (vi) if you cease to meet our requirements as described in Elections of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts".

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The mathematical formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix I.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 7 Plus and existing Annuities that elect Highest Daily Lifetime 7 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income Option without Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit may be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no

 Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 Highest Daily Lifetime 7 Plus/SM/ with Lifetime Income Accelerator
 We offer another version of Highest Daily Lifetime 7 Plus that we call Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 7 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 7 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SHD7 Plus)/SM/ Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must be elected based on two Designated Lives, as described below. The youngest Designated Life must be at least 50 years old and the oldest Designated Life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/ th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

    a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
    b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40



 Example of highest daily auto step-up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.



                                 Highest Daily Value
                                   (adjusted with          Adjusted Annual
                     Account   withdrawal and purchase Income Amount (5% of the
Date*                 value          payments)**         Highest Daily Value)
-----              ----------- ----------------------- ------------------------
November 25, 2009  $119,000.00    $      119,000.00           $5,950.00
November 26, 2009                  Thanksgiving Day
November 27, 2009  $113,000.00    $      113,986.95           $5,699.35
November 30, 2009  $113,000.00    $      113,986.95           $5,699.35
December 01, 2009  $119,000.00    $      119,000.00           $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:



Withdrawal Amount divided by                                                          $ 15,000
Account Value before withdrawal                                                       $120,000
Equals ratio                                                                              12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value  $109,375
10/th/ benefit year Return of Principal                                               $ 91,875
10/th/ benefit year Minimum Periodic Value                                            $183,750
20/th/ benefit year Minimum Periodic Value                                            $367,500
25/th/ benefit year Minimum Periodic Value                                            $551,250



 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Spousal Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.
..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime 7 Plus can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime 7 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as

 Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elected based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income

 Option without Spousal Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. If you elect Spousal Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Spousal Highest Daily Lifetime 7 Plus benefit and elect the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect the Spousal Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to Optimum Plus, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your purchase payments. (See "How are Credits Applied to My Account Value".)

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant.

 For Optimum, Optimum Four and Optimum Plus Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:
..   The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Benefit Fixed Rate
    Account and your Interim Value in the MVA Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus).


 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS

 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, or Spousal Highest Daily Lifetime 7 Plus or the BIO feature of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, you are not permitted to elect an optional Death Benefit. With respect to Optimum Plus, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.


 Investment Restrictions may apply if you elect certain optional death benefits.

 Enhanced Beneficiary Protection Optional Death Benefit


 The Enhanced Beneficiary Protection Optional Death Benefit is no longer available for new elections. It provides additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provided a benefit payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner had to be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner had to be age 75 or less. If an Annuity is owned by an entity, the Annuitant had to be age 75 or less.


 Calculation Of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.


 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all purchase payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit was offered in those jurisdictions where we received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit was not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit or the Spousal Lifetime Five Income Benefit, Spousal Highest Daily Lifetime Seven or Highest Daily Lifetime Seven with BIO.


 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less. Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and

       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you have elected "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime 7 Plus.


 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.


 Certain Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.


 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       Thecalculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:


       . all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;


    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:


       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of Optimum Plus, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus or any benefit with BIO.


 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.


   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus) since such anniversary.

   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your purchase payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus).

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.


 Highest Daily Value Death Benefit ("HDV")


 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elected this benefit, you must allocate your Account Value in accordance with the permitted and available option(s) with this benefit. You are required to enroll and maintain your Account Value in the asset allocation program if you elected this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement would apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).


       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:


       1. the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus); and

       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and

       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit is not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.


   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Credits in the case of Optimum Plus) since such date.


   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum Plus).


   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.


 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners

 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is a Beneficiary Annuity).


 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits Terminate under other Circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected.

 The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Account Value will be paid to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 What are the Charges for the Optional Death Benefits?

 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.


 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 What is the Annuity Rewards Benefit?

 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit


       . MINUS any proportional withdrawals following the effective date of the benefit


       . PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.

 Annuity Rewards Benefit is not available if your Annuity is held as a Beneficiary Annuity.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the higher amount.


 Who is Eligible for the Annuity Rewards Benefit?

 Owners can elect the Annuity Rewards Death Benefit enhancement when the original CDSC period is over. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.


 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)

 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death; or

   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.


 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option

 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.


 Under the Beneficiary Continuation Option:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option.

   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.

   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.

   .   No additional purchase payments can be applied to the Annuity.

   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity

 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative beneficiary Designation or the Annuity is held as a Beneficiary Annuity, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.


 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 Are there any Exceptions to these Rules for Paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?

 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.


 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?

 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to an MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to an MVA Fixed Allocation (if withdrawn or transferred) on that day.


 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?

 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor.


 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;

..   an emergency as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to Optimum Plus) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum Plus) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information. We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.


 Medically-Related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.


 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.


 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to Optimum and Optimum Plus: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, generally the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.


 The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe this annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.


 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity Date for your contract. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your contract. However, the IRS may not then consider your contract to be an annuity under the tax law.


 Taxes on Withdrawals and Surrender

 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.


 Please refer to your Annuity Contract for the maximum Annuity Date.


 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants
 We may allow the naming of a contingent annuitant when a Nonqualified annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the annuity may no longer qualify for tax deferral where the annuity contract continues after the death of the Annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified annuity is an annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified annuity contracts. This annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types Of Tax-Favored Plans
 IRAs. If you buy an annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the annuity by notifying us in writing, and we will refund all of the purchase payments under the annuity (or, if provided by applicable state law, the amount credited under the annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an annuity, you may purchase an annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2009 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an annuity, you can make regular IRA contributions under the annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.


 The rollover rules applicable to non-spouse beneficiaries under the Code are more restrictive than the rollover rules applicable to owner/participants and spouse beneficiaries. Generally, non-spouse beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. Like other property, an IRA may be transferred upon death to a survivor, by operation of a will or otherwise (i.e., an IRA may be inherited). An inherited IRA must be directly rolled over from the employer plan or IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe) No additional contributions can be made to a Beneficiary IRA.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2009 ($46,000 in 2008) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2009, this limit is $245,000 ($230,000 for 2008);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2009 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. These amounts are indexed for inflation. These annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


 Subject to the minimum purchase payment requirements of an annuity, if you meet certain income limitations you may purchase an annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, other than a Roth 401(k) or Roth 403(b) distribution, to a Roth IRA.

 Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA, subject to the same income limits. However, it is our understanding of the Code that non-spouse beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2009. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).


 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.


 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations, certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information-sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 Required Minimum Distributions And Payment Options

 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010.


 Required minimum distributions are calculated based on the sum of the account value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the account value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the annuity and an increased amount of taxable income distributed to the annuity owner, and a reduction of death benefits and the benefits of any optional riders.


 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an annuity without either beginning annuity payments or surrendering the annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own. If you have previously elected the Minimum Distribution Option to satisfy your required minimum distributions, we will continue to make such distributions to you in 2009 based on this methodology, unless you tell us not to make a 2009 distribution.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.


..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
    Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by
    December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the six year anniversary of the date of death.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty For Early Withdrawals From Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above),

 SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage.
 The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 Erisa Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules For Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-Skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www. prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS PRUDENTIAL ANNUITIES?

 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the Laws of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.


 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2008, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services) 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming
 Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrheim Ave., Livonia, MI 48150, LASON Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention:
 Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615 .


 WHAT ARE SEPARATE ACCOUNTS?

 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of

 Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 Separate Account B

 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the purchase payments you make to us.


 Separate Account D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to Prudential Annuities

 Prudential Annuities and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially. In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.75% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2008, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $750 to approximately $1,138,481. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum Plus and 5.5% for Optimum Four. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms (including LPL Financial Corporation) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.


 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria in certain held in all Prudential Annuities products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2008) received payment with, respect to annuity business during 2008 (or as to which a payment amount was accrued during 2008). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $3,106 and $7,256,316, respectively.

 Name of Firm:



 1717 Capital Management Co.               Brookstone Securities, Inc.        Essex National Securities, Inc.
 1st Global Capital Corp.                  Cadaret, Grant & Co., Inc.         Ferris Baker Watts, Inc.
 A. G. Edwards & Sons, Inc.                Calton & Associates, Inc.          FFP Securities, Inc.
 Advantage Capital                         Cambridge Investment Research      Financial Network Investment Corp.
 Advisory Group Equity Services Agency     Cambridge Legacy Securities, LLC   Financial Planning Consultants
 AIG Retirement Advisors                   Cantella & Co., Inc.               Financial West Group
 AIG Financial Advisors, Inc.              Capital Analysts                   Fintegra, LLC
 Allegheny Investments Ltd.                Capital Financial Services, Inc.   First Allied Securities, Inc.
 Allmax Financial Solutions, LLC           Capital Investment Group, Inc.     First Brokerage America, LLC
 Allstate Financial Services, LLC          Capital One Investments, LLC       First Montauk Securities Corp.
 American Financial Associates             Centaurus Financial, Inc.          First Wall Street Corp.
 American General Securities               CFD Investments, Inc.              First Western Advisors
 American Independent Securities           Citigroup Global Markets, Inc.     Fortune Financial Services, Inc.
 Group, LLC                                City Securities Corp.              Founders Financial Securities LLC
 American Portfolios Financial Services    Commonwealth Financial Network     FSC Securities Corp.
 Ameriprise Advisor Services, Inc.         Community Bankers Securities       FSICGarden State Securities, Inc.
 Ameritas Investment Corp.                 Comprehensive Asset Management     Gary Goldberg & Co., Inc.
 Associated Securities Corp.               Crown Capital Securities, LP       Geneos Wealth Management, Inc.
 AXA Advisors, LLC                         CUE                                Genworth Financial Securities Corp.
 Bancnorth Investment Group, Inc.          CUNA Brokerage Services, Inc.      Girard Securities, Inc.
 BancorpSouth Investment Services, Inc.    CUSO Financial Services, LP        Great American Advisors, Inc.
 BCG Securities, Inc.                      Dalton Strategic Inv. Svcs. Inc    GunnAllen Financial, Inc.
 Beneficial Investment Services Inc        David A. Noyes & Company           GWN Securities, Inc.
 Berthel Fisher & Company                  Eagle One Investments, LLC         H. Beck, Inc.
 BFT Financial Group, LLC                  EDI Financial                      H.D. Vest Investment
 Brecek & Young Advisors, Inc.             Ensemble Financial Services Inc    Hantz Financial Services, Inc.
 Broker Dealer Financial Services          ePLANNING Securities, Inc.         Harbour Investments, Inc.
 BrokersXpress LLC                         Equity Services, Inc.              HBW Securities LLC

 Hornor, Townsend & Kent, Inc.             Morgan Keegan & Company                Sigma Financial Corporation
 Howe Barnes Hoefer & Arnett Inc           Morgan Stanley & Co Incorporated       Signator Investors, Inc.
 IFMG Securities, Inc.                     Multi-Financial Securities Corp.       SII Investments, Inc.
 IMS Securities                            Mutual Service Corporation             SMH Capital, Inc.
 Independent Financial Grp, LLC            National Financial LLD                 Source Capital Group, Inc.
 Infinex Investments, Inc.                 National Planning Corporation          Southwest Securities, Inc.
 ING Financial Partners, Inc.              National Retirement Partners           Stifel Nicolaus & Co., Inc.
 Institutional Securities Corp.            National Securities Corp.              Summit Brokerage Services, Inc.
 Intercarolina Financial Services          Next Financial Group, Inc.             Summit Equities, Inc.
 InterSecurities, Inc.                     NFP Securities, Inc.                   Sunset Financial Services, Inc.
 Intervest International Equities Corp.    North Ridge Securities Corp.           Synergy Investment Group, LLC
 Invest Financial Corporation              NYLIFE Securities, Inc.                TFS Securities, Inc.
 Investacorp                               OneAmerica Securities, Inc.            The Investment Center, Inc.
 Investment Centers of America             Oppenheimer & Co., Inc. (Fahnestock)   The Leaders Group, Inc.
 Investment Professionals                  Pacific West Securities, Inc.          Tower Square Securities, Inc.
 Investors Capital Corporation             Packerland Brokerage Services, Inc.    Traderight Securities
 J.J.B. Hilliard Lyons, Inc.               Park Avenue Securities, LLC            Transamerica Financial Advisors
 J.P. Turner & Company, LLC                Penn Plaza Brokerage, Ltd.             Triad Advisors, Inc.
 J.W. Cole Financial, Inc.                 Penrod & Company                       Trinity Wealth Securities, LLC
 Janney Montgomery Scott, LLC.             PNC Investments, LLC                   Trustmont Financial Group, Inc.
 KCD Financial, Inc.                       Presidential Brokerage, Inc.           UBS Financial Services, Inc.
 Key Investment Services LLC               Prime Capital Services, Inc.           United Planners Financial Services of
 KMS Financial Services, Inc.              PrimeVest Financial Services, Inc.     America
 LaSalle St. Securities, LLC               Princor Financial Services Corp.       USA Financial Securities Corp.
 Legend Equities Corporation               ProEquities, Inc.                      UVEST Financial Services Group, Inc.
 Legg Mason Wood Walker, Inc.              Professional Asset Management          Vanderbilt Securities
 Lincoln Financial Advisors                QA3 Financial Corp.                    Wachovia Securities Financial
 Lincoln Financial Securities              Questar Capital Corporation            Network, LLC
 Corporation                               R. Seelaus & Company Inc               Wachovia Securities, Inc. (PCG)/PSI
 Lincoln Investment Planning               Raymond James & Associates, Inc.       Wachovia Securities, LLC(BA)
 Lombard Securities, Inc.                  Raymond James Financial Services       Wall Street Financial Group
 LPL Financial Corporation                 RBC Dain Rauscher, Inc.                Walnut Street Securities, Inc.
 M Holdings Securities, Inc                Regency Securities, Inc.               Waterford Investor Services, Inc.
 McClurg Capital Corporation               Resource Horizons Group                Waterstone Financial Group, Inc.
 McGinn, Smith & Co., INC.                 Robert W. Baird & Co., Inc.            Wayne Hummer Investments LLC
 Medallion Investment Services             Royal Alliance Associates, Inc.        Webster Investment Services, Inc.
 Merrill Lynch                             Sage Rutty & Co., Inc.                 Wells Fargo Investments, LLC
 Metropolitan Life Insurance Co.           Sammons Securities Co., LLC            Wescom Financial Services LLC
 Michigan Securities, Inc.                 Scottsdale Capital Advisors            Woodbury Financial Services, Inc.
 MML Investors Services, Inc.              Securian Financial Services, Inc.      World Equity Group, Inc.
 Money Concepts Capital Corp.              Securities America, Inc.               World Group Securities, Inc.
 Moors & Cabot, Inc.                       Securities Service Network, Inc.       WRP Investments, Inc.



 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities. Prudential has announced its intention to divest its interest in Wachovia Securities.


 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 FINANCIAL STATEMENTS

 The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.


 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, or our telephone automated response system at 1-800-766-4530.

..   writing to us via regular mail at Prudential Annuities - Variable
    Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail Prudential Annuities - Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   sending an email to customerservice@prudential.com or visiting our Internet
    Website at www. prudentialannuities.com.
..   accessing information about your Annuity through our Internet Website at www. prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www. prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www. prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings.

 We have substantially completed a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of Prudential Annuities by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired Prudential Annuities from Skandia Insurance Company Ltd. (publ) ("Skandia").

 On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the Investment Managers of Advanced Series Trust, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of Advanced Series Trust and the Staff of the SEC. Prudential Investments LLC, the other Investment Manager of Advanced Series Trust, is not involved in the settlements.

 During the third quarter of 2004, we identified a system-generated calculation error in our annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to us associated with remediation, breakage and other costs. Our consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. We contacted state insurance regulators and commenced Phase I of our outreach to customers on November 12, 2007. Phase II commenced June 6, 2008. Phase III commenced December 5, 2008. A final phase is expected to rollout in April of 2009. We have advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to February 2008, thirty-one complaints were filed in 17th Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against us and in certain of the cases the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. Thirty of the thirty-one lawsuits settled in December 2008. Skandia has indemnified us for the thirty settled matters, but has reserved the right to seek reimbursement of a portion of the total indemnified settlement amount pursuant to the provisions of the Acquisition Agreement.

 Our litigation and regulatory matters are subject to many uncertainties, and given its complexity and scope, their outcome cannot be predicted. It is possible that results of operations or cash flow of Prudential Annuities in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B
   Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc.
 How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
   Ending the Offer
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B
                           ACCUMULATION UNIT VALUES

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities' Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 Unit Prices And Numbers Of Units: The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2009.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.

 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.

                                    Optimum
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.25%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2000 to 12/31/2000                           --            $8.99             33,897
    01/01/2001 to 12/31/2001                        $8.99            $6.86            136,976
    01/01/2002 to 12/31/2002                        $6.86            $5.53            153,652
    01/01/2003 to 12/31/2003                        $5.53            $7.13            362,254
    01/01/2004 to 12/31/2004                        $7.13            $8.24            553,542
    01/01/2005 to 12/31/2005                        $8.24            $9.04          1,051,555
    01/01/2006 to 12/31/2006                        $9.04           $10.96          1,002,727
    01/01/2007 to 12/31/2007                       $10.96           $11.84            985,495
    01/01/2008 to 12/31/2008                       $11.84            $6.85            614,606
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2000 to 12/31/2000                           --           $18.68              6,782
    01/01/2001 to 12/31/2001                       $18.68           $14.10              5,277
    01/01/2002 to 12/31/2002                       $14.10           $10.35              7,064
    01/01/2003 to 12/31/2003                       $10.35           $14.32          1,166,396
    01/01/2004 to 12/31/2004                       $14.32           $16.42          1,953,908
    01/01/2005 to 12/31/2005                       $16.42           $18.90          2,113,594
    01/01/2006 to 12/31/2006                       $18.90           $22.58          1,664,525
    01/01/2007 to 12/31/2007                       $22.58           $26.55          1,428,930
    01/01/2008 to 12/31/2008                       $26.55           $13.05            942,837

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2000 to 12/31/2000                               --            $8.08             20,311
    01/01/2001 to 12/31/2001                            $8.08            $5.41             29,954
    01/01/2002 to 12/31/2002                            $5.41            $4.43             32,967
    01/01/2003 to 12/31/2003                            $4.43            $5.86             91,736
    01/01/2004 to 12/31/2004                            $5.86            $7.01            233,045
    01/01/2005 to 12/31/2005                            $7.01            $7.87            402,498
    01/01/2006 to 12/31/2006                            $7.87            $9.90            593,100
    01/01/2007 to 12/31/2007                            $9.90           $11.52            794,549
    01/01/2008 to 12/31/2008                           $11.52            $6.37            641,680
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                               --           $20.25                978
    01/01/2001 to 12/31/2001                           $20.25           $18.70              2,439
    01/01/2002 to 12/31/2002                           $18.70           $12.12              6,331
    01/01/2003 to 12/31/2003                           $12.12           $17.38            145,364
    01/01/2004 to 12/31/2004                           $17.38           $15.97            107,136
    01/01/2005 to 12/31/2005                           $15.97           $16.00            126,824
    01/01/2006 to 12/31/2006                           $16.00           $17.80            111,114
    01/01/2007 to 12/31/2007                           $17.80           $18.83            118,021
    01/01/2008 to 12/31/2008                           $18.83           $12.09            187,342
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                               --            $9.17             35,743
    01/01/2001 to 12/31/2001                            $9.17            $6.48             41,602
    01/01/2002 to 12/31/2002                            $6.48            $4.71             44,611
    01/01/2003 to 12/31/2003                            $4.71            $6.86            258,089
    01/01/2004 to 12/31/2004                            $6.86            $7.41            293,384
    01/01/2005 to 12/31/2005                            $7.41            $7.35            267,925
    01/01/2006 to 12/31/2006                            $7.35            $7.82            344,893
    01/01/2007 to 12/31/2007                            $7.82            $9.17            382,635
    01/01/2008 to 12/31/2008                            $9.17            $5.20            242,993
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2000 to 12/31/2000                               --            $9.08                243
    01/01/2001 to 12/31/2001                            $9.08            $7.12             10,912
    01/01/2002 to 12/31/2002                            $7.12            $4.98             25,040
    01/01/2003 to 12/31/2003                            $4.98            $8.33            859,909
    01/01/2004 to 12/31/2004                            $8.33           $10.12          1,169,995
    01/01/2005 to 12/31/2005                           $10.12           $10.94          1,386,930
    01/01/2006 to 12/31/2006                           $10.94           $12.20          1,165,926
    01/01/2007 to 12/31/2007                           $12.20           $13.39          1,078,773
    01/01/2008 to 12/31/2008                           $13.39            $7.39            767,197
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2000 to 12/31/2000                               --           $11.41             15,339
    01/01/2001 to 12/31/2001                           $11.41           $12.06             33,608
    01/01/2002 to 12/31/2002                           $12.06           $10.79             66,744
    01/01/2003 to 12/31/2003                           $10.79           $14.47            962,965
    01/01/2004 to 12/31/2004                           $14.47           $16.64          1,293,786
    01/01/2005 to 12/31/2005                           $16.64           $17.52          1,484,713
    01/01/2006 to 12/31/2006                           $17.52           $20.77          1,198,255
    01/01/2007 to 12/31/2007                           $20.77           $19.36          1,176,566
    01/01/2008 to 12/31/2008                           $19.36           $13.44            760,721

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                                       --            $7.03              2,473
    01/01/2001 to 12/31/2001                                    $7.03            $4.15             17,882
    01/01/2002 to 12/31/2002                                    $4.15            $2.98             28,812
    01/01/2003 to 12/31/2003                                    $2.98            $3.87          1,535,565
    01/01/2004 to 12/31/2004                                    $3.87            $4.44          2,232,502
    01/01/2005 to 12/31/2005                                    $4.44            $4.60          2,666,931
    01/01/2006 to 12/31/2006                                    $4.60            $4.83          2,231,991
    01/01/2007 to 12/31/2007                                    $4.83            $5.69          2,097,846
    01/01/2008 to 12/31/2008                                    $5.69            $3.32          1,540,597
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2000 to 12/31/2000                                       --           $12.13             16,574
    01/01/2001 to 12/31/2001                                   $12.13           $11.62             56,219
    01/01/2002 to 12/31/2002                                   $11.62           $10.26             69,657
    01/01/2003 to 12/31/2003                                   $10.26           $13.82            781,348
    01/01/2004 to 12/31/2004                                   $13.82           $16.76          1,116,503
    01/01/2005 to 12/31/2005                                   $16.76           $18.55          1,303,740
    01/01/2006 to 12/31/2006                                   $18.55           $20.28          1,086,861
    01/01/2007 to 12/31/2007                                   $20.28           $20.66            975,347
    01/01/2008 to 12/31/2008                                   $20.66           $11.78            570,591
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2000 to 12/31/2000                                       --            $8.46             97,356
    01/01/2001 to 12/31/2001                                    $8.46            $7.12            106,762
    01/01/2002 to 12/31/2002                                    $7.12            $4.86            106,056
    01/01/2003 to 12/31/2003                                    $4.86            $5.93            263,698
    01/01/2004 to 12/31/2004                                    $5.93            $6.19            326,194
    01/01/2005 to 12/31/2005                                    $6.19            $7.12            512,014
    01/01/2006 to 12/31/2006                                    $7.12            $7.43            608,747
    01/01/2007 to 12/31/2007                                    $7.43            $7.94            919,355
    01/01/2008 to 12/31/2008                                    $7.94            $4.66          1,074,328
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2000 to 12/31/2000                                       --            $9.68              3,089
    01/01/2001 to 12/31/2001                                    $9.68            $7.48             47,656
    01/01/2002 to 12/31/2002                                    $7.48            $5.31            112,701
    01/01/2003 to 12/31/2003                                    $5.31            $6.44            893,170
    01/01/2004 to 12/31/2004                                    $6.44            $7.04            791,823
    01/01/2005 to 12/31/2005                                    $7.04            $7.39          1,025,239
    01/01/2006 to 12/31/2006                                    $7.39            $8.01            758,550
    01/01/2007 to 12/31/2007                                    $8.01            $9.10            686,498
    01/01/2008 to 12/31/2008                                    $9.10            $5.72            700,352
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2000 to 12/31/2000                                       --           $10.09            114,992
    01/01/2001 to 12/31/2001                                   $10.09            $7.80            182,904
    01/01/2002 to 12/31/2002                                    $7.80            $6.50            228,033
    01/01/2003 to 12/31/2003                                    $6.50            $8.46          4,075,719
    01/01/2004 to 12/31/2004                                    $8.46            $9.67          5,717,404
    01/01/2005 to 12/31/2005                                    $9.67           $10.20          7,048,023
    01/01/2006 to 12/31/2006                                   $10.20           $10.80          5,983,458
    01/01/2007 to 12/31/2007                                   $10.80           $12.26          5,638,342
    01/01/2008 to 12/31/2008                                   $12.26            $6.82          3,539,119

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2001 to 12/31/2001                               --           $10.05             18,453
    01/01/2002 to 12/31/2002                           $10.05            $8.61             82,054
    01/01/2003 to 12/31/2003                            $8.61           $10.91            453,569
    01/01/2004 to 12/31/2004                           $10.91           $12.28            603,508
    01/01/2005 to 12/31/2005                           $12.28           $12.79            635,233
    01/01/2006 to 12/31/2006                           $12.79           $15.33            815,109
    01/01/2007 to 12/31/2007                           $15.33           $14.60            776,427
    01/01/2008 to 12/31/2008                           $14.60            $8.38            424,531
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2000 to 12/31/2000                               --           $10.53             34,439
    01/01/2001 to 12/31/2001                           $10.53           $10.35            205,232
    01/01/2002 to 12/31/2002                           $10.35            $7.84            142,152
    01/01/2003 to 12/31/2003                            $7.84           $10.25          3,076,626
    01/01/2004 to 12/31/2004                           $10.25           $11.24          4,119,501
    01/01/2005 to 12/31/2005                           $11.24           $11.63          5,200,125
    01/01/2006 to 12/31/2006                           $11.63           $13.46          3,863,961
    01/01/2007 to 12/31/2007                           $13.46           $13.98          3,567,122
    01/01/2008 to 12/31/2008                           $13.98            $8.19          2,148,857
-------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2000 to 12/31/2000                               --           $10.32              8,596
    01/01/2001 to 12/31/2001                           $10.32            $9.31             44,212
    01/01/2002 to 12/31/2002                            $9.31            $7.59             44,419
    01/01/2003 to 12/31/2003                            $7.59            $8.99            204,589
    01/01/2004 to 12/31/2004                            $8.99           $10.25            417,314
    01/01/2005 to 12/31/2005                           $10.25           $10.77            694,885
    01/01/2006 to 12/31/2006                           $10.77           $12.60            680,203
    01/01/2007 to 12/31/2007                           $12.60           $12.07            680,350
    01/01/2008 to 12/31/2008                           $12.07            $6.97            649,783
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2000 to 12/31/2000                               --           $10.70                  0
    01/01/2001 to 12/31/2001                           $10.70           $10.84             16,390
    01/01/2002 to 12/31/2002                           $10.84           $12.32             36,987
    01/01/2003 to 12/31/2003                           $12.32           $13.73            289,862
    01/01/2004 to 12/31/2004                           $13.73           $14.73            657,913
    01/01/2005 to 12/31/2005                           $14.73           $13.89            938,587
    01/01/2006 to 12/31/2006                           $13.89           $14.58            836,914
    01/01/2007 to 12/31/2007                           $14.58           $15.79            874,210
    01/01/2008 to 12/31/2008                           $15.79           $15.21            536,127
-------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2000 to 12/31/2000                               --           $10.13                425
    01/01/2001 to 12/31/2001                           $10.13           $10.30             16,628
    01/01/2002 to 12/31/2002                           $10.30           $10.22             43,077
    01/01/2003 to 12/31/2003                           $10.22           $11.98            814,135
    01/01/2004 to 12/31/2004                           $11.98           $12.71          1,012,739
    01/01/2005 to 12/31/2005                           $12.71           $12.69          1,294,706
    01/01/2006 to 12/31/2006                           $12.69           $13.76          1,196,608
    01/01/2007 to 12/31/2007                           $13.76           $14.42          1,051,089
    01/01/2008 to 12/31/2008                           $14.42           $10.93            929,322

                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2000 to 12/31/2000                          --           $10.97              37,918
    01/01/2001 to 12/31/2001                      $10.97           $11.80             275,317
    01/01/2002 to 12/31/2002                      $11.80           $12.72             362,294
    01/01/2003 to 12/31/2003                      $12.72           $13.23           2,301,863
    01/01/2004 to 12/31/2004                      $13.23           $13.72           3,074,732
    01/01/2005 to 12/31/2005                      $13.72           $13.88           1,924,370
    01/01/2006 to 12/31/2006                      $13.88           $14.22           2,004,498
    01/01/2007 to 12/31/2007                      $14.22           $15.21           2,344,694
    01/01/2008 to 12/31/2008                      $15.21           $14.68           2,402,587
--------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2000 to 12/31/2000                          --           $10.59               1,940
    01/01/2001 to 12/31/2001                      $10.59           $11.29             112,948
    01/01/2002 to 12/31/2002                      $11.29           $10.09              38,260
    01/01/2003 to 12/31/2003                      $10.09           $12.08             956,856
    01/01/2004 to 12/31/2004                      $12.08           $12.18           2,189,975
    01/01/2005 to 12/31/2005                      $12.18           $12.22           2,996,256
    01/01/2006 to 12/31/2006                      $12.22           $12.53           2,687,532
    01/01/2007 to 12/31/2007                      $12.53           $13.21           2,594,813
    01/01/2008 to 12/31/2008                      $13.21           $13.19           1,654,958
--------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2000 to 12/31/2000                          --           $10.32              29,567
    01/01/2001 to 12/31/2001                      $10.32           $10.57             179,509
    01/01/2002 to 12/31/2002                      $10.57           $10.57             403,604
    01/01/2003 to 12/31/2003                      $10.57           $10.51           1,245,396
    01/01/2004 to 12/31/2004                      $10.51           $10.46           1,663,940
    01/01/2005 to 12/31/2005                      $10.46           $10.62           3,179,375
    01/01/2006 to 12/31/2006                      $10.62           $10.96           3,505,960
    01/01/2007 to 12/31/2007                      $10.96           $11.36           4,361,361
    01/01/2008 to 12/31/2008                      $11.36           $11.50           7,844,009
--------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2003 to 12/31/2003                          --           $10.46              24,847
    01/01/2004 to 12/31/2004                      $10.46           $12.31              62,400
    01/01/2005 to 12/31/2005                      $12.31           $14.10             130,749
    01/01/2006 to 12/31/2006                      $14.10           $17.15             182,002
    01/01/2007 to 12/31/2007                      $17.15           $19.47             167,896
    01/01/2008 to 12/31/2008                      $19.47           $11.25             150,691
--------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2001 to 12/31/2001                          --            $9.04                   0
    01/01/2002 to 12/31/2002                       $9.04               --                   0
    01/01/2003 to 12/31/2003                          --            $9.21              15,743
    01/01/2004 to 12/31/2004                       $9.21            $9.75              26,849
    01/01/2005 to 12/31/2005                       $9.75           $10.00              18,356
    01/01/2006 to 12/31/2006                      $10.00           $10.47              19,700
    01/01/2007 to 12/31/2007                      $10.47           $11.58              38,907
    01/01/2008 to 12/31/2008                      $11.58            $8.32              68,712
--------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                     $10.00            $9.98              48,832
    01/01/2008 to 12/31/2008                       $9.98            $9.35             677,200
--------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                     $10.00           $10.77          17,534,926

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2015
    01/28/2008* to 12/31/2008                           $10.00           $11.36            23,691
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    01/28/2008* to 12/31/2008                           $10.00           $12.10             3,739
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    01/28/2008* to 12/31/2008                           $10.00           $12.17            18,903
--------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                           $10.18            $6.12            18,489
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                           $10.10            $5.58            25,631
--------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                           $10.00            $7.49           330,061



 *  Denotes the start date of these sub-accounts.

                                    Optimum
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP (2.60%)



                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                            $9.91           $10.57                0
    01/01/2006 to 12/31/2006                           $10.57           $12.64                0
    01/01/2007 to 12/31/2007                           $12.64           $13.47                0
    01/01/2008 to 12/31/2008                           $13.47            $7.69              142
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $11.20                0
    01/01/2006 to 12/31/2006                           $11.20           $13.19                0
    01/01/2007 to 12/31/2007                           $13.19           $15.30                0
    01/01/2008 to 12/31/2008                           $15.30            $7.41            1,600
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $10.62                0
    01/01/2006 to 12/31/2006                           $10.62           $13.19                0
    01/01/2007 to 12/31/2007                           $13.19           $15.13                0
    01/01/2008 to 12/31/2008                           $15.13            $8.25              676
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.35                0
    01/01/2006 to 12/31/2006                           $10.35           $11.35                0
    01/01/2007 to 12/31/2007                           $11.35           $11.84                0
    01/01/2008 to 12/31/2008                           $11.84            $7.50              729
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.01           $10.23                0
    01/01/2006 to 12/31/2006                           $10.23           $10.74                0
    01/01/2007 to 12/31/2007                           $10.74           $12.41                0
    01/01/2008 to 12/31/2008                           $12.41            $6.95                0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.87                0
    01/01/2006 to 12/31/2006                                   $10.87           $11.96                0
    01/01/2007 to 12/31/2007                                   $11.96           $12.95                0
    01/01/2008 to 12/31/2008                                   $12.95            $7.05              926
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $10.56                0
    01/01/2006 to 12/31/2006                                   $10.56           $12.35                0
    01/01/2007 to 12/31/2007                                   $12.35           $11.35                0
    01/01/2008 to 12/31/2008                                   $11.35            $7.77            1,446
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.49                0
    01/01/2006 to 12/31/2006                                   $10.49           $10.86                0
    01/01/2007 to 12/31/2007                                   $10.86           $12.63                0
    01/01/2008 to 12/31/2008                                   $12.63            $7.28              838
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.80                0
    01/01/2006 to 12/31/2006                                   $10.80           $11.65                0
    01/01/2007 to 12/31/2007                                   $11.65           $11.70                0
    01/01/2008 to 12/31/2008                                   $11.70            $6.58              171
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $12.02                0
    01/01/2006 to 12/31/2006                                   $12.02           $12.37                0
    01/01/2007 to 12/31/2007                                   $12.37           $13.04                0
    01/01/2008 to 12/31/2008                                   $13.04            $7.55            1,837
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.67                0
    01/01/2006 to 12/31/2006                                   $10.67           $11.40                0
    01/01/2007 to 12/31/2007                                   $11.40           $12.78                0
    01/01/2008 to 12/31/2008                                   $12.78            $7.93                0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.13           $10.82                0
    01/01/2006 to 12/31/2006                                   $10.82           $11.30                0
    01/01/2007 to 12/31/2007                                   $11.30           $12.65                0
    01/01/2008 to 12/31/2008                                   $12.65            $6.94            2,548
---------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.08           $10.23                0
    01/01/2006 to 12/31/2006                                   $10.23           $12.09                0
    01/01/2007 to 12/31/2007                                   $12.09           $11.36                0
    01/01/2008 to 12/31/2008                                   $11.36            $6.43              168
---------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $10.18                0
    01/01/2006 to 12/31/2006                                   $10.18           $11.63                0
    01/01/2007 to 12/31/2007                                   $11.63           $11.91                0
    01/01/2008 to 12/31/2008                                   $11.91            $6.88            2,685
---------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.08           $10.47                0
    01/01/2006 to 12/31/2006                                   $10.47           $12.08                0
    01/01/2007 to 12/31/2007                                   $12.08           $11.42                0
    01/01/2008 to 12/31/2008                                   $11.42            $6.51            2,177

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                             $9.95            $9.37                 0
    01/01/2006 to 12/31/2006                             $9.37            $9.70                 0
    01/01/2007 to 12/31/2007                             $9.70           $10.36                 0
    01/01/2008 to 12/31/2008                            $10.36            $9.85             8,317
--------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                            $10.00            $9.87                 0
    01/01/2006 to 12/31/2006                             $9.87           $10.56                 0
    01/01/2007 to 12/31/2007                            $10.56           $10.91                 0
    01/01/2008 to 12/31/2008                            $10.91            $8.15               128
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                             $9.99           $10.07                 0
    01/01/2006 to 12/31/2006                            $10.07           $10.17                 0
    01/01/2007 to 12/31/2007                            $10.17           $10.73                 0
    01/01/2008 to 12/31/2008                            $10.73           $10.22            46,623
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                            $10.00            $9.98                 0
    01/01/2006 to 12/31/2006                             $9.98           $10.09                 0
    01/01/2007 to 12/31/2007                            $10.09           $10.49                 0
    01/01/2008 to 12/31/2008                            $10.49           $10.34            49,868
--------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                            $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                            $10.02           $10.21                 0
    01/01/2007 to 12/31/2007                            $10.21           $10.43                 0
    01/01/2008 to 12/31/2008                            $10.43           $10.41           195,019
--------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                             $9.90           $10.92                 0
    01/01/2006 to 12/31/2006                            $10.92           $13.09                 0
    01/01/2007 to 12/31/2007                            $13.09           $14.67                 0
    01/01/2008 to 12/31/2008                            $14.67            $8.36                 0
--------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                            $10.02           $10.53                 0
    01/01/2006 to 12/31/2006                            $10.53           $10.87                 0
    01/01/2007 to 12/31/2007                            $10.87           $11.86                 0
    01/01/2008 to 12/31/2008                            $11.86            $8.41               103
--------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                           $10.00            $9.97                 0
    01/01/2008 to 12/31/2008                             $9.97            $9.20            10,755
--------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    06/30/2008* to 12/31/2008                           $10.01           $10.89                 0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2015
    06/30/2008* to 12/31/2008                           $10.04           $11.65           206,480
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    06/30/2008* to 12/31/2008                           $10.06           $12.48            39,538
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    06/30/2008* to 12/31/2008                           $10.08           $12.55             5,428
--------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                           $10.17            $6.09             1,891
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                           $10.10            $5.55                 0
--------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                           $10.00            $7.44             7,405



 *  Denotes the start date of these sub-accounts.

                                  Optimum Four
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)



                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2002 to 12/31/2002                               --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                            $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                           $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                           $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                           $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                           $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                           $17.98           $10.37           2,459,224
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $9.72             835,523
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.19             269,995
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                            $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                           $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                           $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                           $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                           $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                           $20.16           $11.08           2,977,983

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                    $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                   $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                   $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                   $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                   $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                   $16.34           $11.30           6,242,966
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                    $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                   $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                   $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                   $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                   $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                   $14.92            $8.69           2,808,881
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                                    $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                                   $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                                   $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                                   $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                                   $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                                   $17.67           $10.03           5,184,438
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                    $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                    $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                    $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                   $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                   $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                   $11.96            $6.99           4,437,756
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                                    $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                                    $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                                    $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                                   $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                                   $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                                   $12.73            $7.98           3,159,245
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                                    $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                                   $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                                   $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                                   $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                                   $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                                   $15.36            $8.51          16,673,165

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                            $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                           $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                           $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                           $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                           $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                           $14.55            $8.32           2,874,755
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2002 to 12/31/2002                               --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                            $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                           $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                           $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                           $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                           $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                           $14.08            $8.22          14,384,005
-------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                            $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                            $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                           $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                           $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                           $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                           $13.00            $7.48           4,027,564
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2002 to 12/31/2002                               --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                           $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                           $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                           $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                           $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                           $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                           $14.24           $13.67           4,228,137
-------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2002 to 12/31/2002                               --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                            $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                           $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                           $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                           $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                           $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                           $13.74           $10.37           8,586,978
-------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2002 to 12/31/2002                               --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                           $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                           $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                           $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                           $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                           $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                           $12.39           $11.91          20,478,277

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2002 to 12/31/2002                                --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                            $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                            $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                            $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                            $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                            $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                            $11.31           $11.24          15,403,578
--------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2002 to 12/31/2002                                --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                             $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                             $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                             $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                             $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                            $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                            $10.48           $10.57          91,319,625
--------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2002 to 12/31/2002                                --            $8.15             113,389
    01/01/2003 to 12/31/2003                             $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                            $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                            $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                            $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                            $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                            $21.35           $12.29             984,931
--------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2002 to 12/31/2002                                --            $7.78              39,943
    01/01/2003 to 12/31/2003                             $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                            $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                            $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                            $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                            $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                            $13.24            $9.48             271,517
--------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                           $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                             $9.98            $9.30           4,064,760
--------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                           $10.00           $10.73         128,735,078
--------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                           $10.18            $6.11             100,170
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                           $10.10            $5.57             126,548
--------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                           $10.00            $7.47           1,469,632



 *  Denotes the start date of these sub-accounts.

                                  Optimum Four
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV and EBP (3.00%)



                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                                    $9.91           $10.53              0
    01/01/2006 to 12/31/2006                                   $10.53           $12.55              0
    01/01/2007 to 12/31/2007                                   $12.55           $13.32              0
    01/01/2008 to 12/31/2008                                   $13.32            $7.57              0
---------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                                    $9.92           $11.16              0
    01/01/2006 to 12/31/2006                                   $11.16           $13.10              0
    01/01/2007 to 12/31/2007                                   $13.10           $15.12              0
    01/01/2008 to 12/31/2008                                   $15.12            $7.30              0
---------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                                    $9.92           $10.59              0
    01/01/2006 to 12/31/2006                                   $10.59           $13.09              0
    01/01/2007 to 12/31/2007                                   $13.09           $14.95              0
    01/01/2008 to 12/31/2008                                   $14.95            $8.12              0
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.31              0
    01/01/2006 to 12/31/2006                                   $10.31           $11.27              0
    01/01/2007 to 12/31/2007                                   $11.27           $11.71              0
    01/01/2008 to 12/31/2008                                   $11.71            $7.38              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.01           $10.20              0
    01/01/2006 to 12/31/2006                                   $10.20           $10.66              0
    01/01/2007 to 12/31/2007                                   $10.66           $12.27              0
    01/01/2008 to 12/31/2008                                   $12.27            $6.84              0
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.84              0
    01/01/2006 to 12/31/2006                                   $10.84           $11.87              0
    01/01/2007 to 12/31/2007                                   $11.87           $12.80              0
    01/01/2008 to 12/31/2008                                   $12.80            $6.94              0
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $10.53              0
    01/01/2006 to 12/31/2006                                   $10.53           $12.26              0
    01/01/2007 to 12/31/2007                                   $12.26           $11.22              0
    01/01/2008 to 12/31/2008                                   $11.22            $7.65              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.46              0
    01/01/2006 to 12/31/2006                                   $10.46           $10.78              0
    01/01/2007 to 12/31/2007                                   $10.78           $12.48              0
    01/01/2008 to 12/31/2008                                   $12.48            $7.17              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.76              0
    01/01/2006 to 12/31/2006                                   $10.76           $11.56              0
    01/01/2007 to 12/31/2007                                   $11.56           $11.57              0
    01/01/2008 to 12/31/2008                                   $11.57            $6.48              0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.02           $11.98              0
    01/01/2006 to 12/31/2006                           $11.98           $12.28              0
    01/01/2007 to 12/31/2007                           $12.28           $12.89              0
    01/01/2008 to 12/31/2008                           $12.89            $7.43              0
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.64              0
    01/01/2006 to 12/31/2006                           $10.64           $11.32              0
    01/01/2007 to 12/31/2007                           $11.32           $12.63              0
    01/01/2008 to 12/31/2008                           $12.63            $7.81              0
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.12           $10.78              0
    01/01/2006 to 12/31/2006                           $10.78           $11.21              0
    01/01/2007 to 12/31/2007                           $11.21           $12.50              0
    01/01/2008 to 12/31/2008                           $12.50            $6.83              0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                           $10.08           $10.20              0
    01/01/2006 to 12/31/2006                           $10.20           $12.00              0
    01/01/2007 to 12/31/2007                           $12.00           $11.22              0
    01/01/2008 to 12/31/2008                           $11.22            $6.33              0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.15              0
    01/01/2006 to 12/31/2006                           $10.15           $11.55              0
    01/01/2007 to 12/31/2007                           $11.55           $11.77              0
    01/01/2008 to 12/31/2008                           $11.77            $6.77              0
-------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.08           $10.44              0
    01/01/2006 to 12/31/2006                           $10.44           $11.99              0
    01/01/2007 to 12/31/2007                           $11.99           $11.29              0
    01/01/2008 to 12/31/2008                           $11.29            $6.40              0
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                            $9.95            $9.34              0
    01/01/2006 to 12/31/2006                            $9.34            $9.63              0
    01/01/2007 to 12/31/2007                            $9.63           $10.24              0
    01/01/2008 to 12/31/2008                           $10.24            $9.69              0
-------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                           $10.00            $9.84              0
    01/01/2006 to 12/31/2006                            $9.84           $10.48              0
    01/01/2007 to 12/31/2007                           $10.48           $10.78              0
    01/01/2008 to 12/31/2008                           $10.78            $8.03              0
-------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                            $9.99           $10.04              0
    01/01/2006 to 12/31/2006                           $10.04           $10.10              0
    01/01/2007 to 12/31/2007                           $10.10           $10.61              0
    01/01/2008 to 12/31/2008                           $10.61           $10.06              0
-------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                           $10.00            $9.94              0
    01/01/2006 to 12/31/2006                            $9.94           $10.01              0
    01/01/2007 to 12/31/2007                           $10.01           $10.37              0
    01/01/2008 to 12/31/2008                           $10.37           $10.17              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                            $10.00            $9.99              0
    01/01/2006 to 12/31/2006                             $9.99           $10.13              0
    01/01/2007 to 12/31/2007                            $10.13           $10.31              0
    01/01/2008 to 12/31/2008                            $10.31           $10.25              0
--------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                             $9.90           $10.88              0
    01/01/2006 to 12/31/2006                            $10.88           $13.00              0
    01/01/2007 to 12/31/2007                            $13.00           $14.50              0
    01/01/2008 to 12/31/2008                            $14.50            $8.23              0
--------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                            $10.02           $10.50              0
    01/01/2006 to 12/31/2006                            $10.50           $10.79              0
    01/01/2007 to 12/31/2007                            $10.79           $11.72              0
    01/01/2008 to 12/31/2008                            $11.72            $8.28              0
--------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                           $10.00            $9.96              0
    01/01/2008 to 12/31/2008                             $9.96            $9.16              0
--------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                           $10.17            $6.08              0
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                           $10.10            $5.54              0
--------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                           $10.00            $7.43              0



 *  Denotes the start date of these sub-accounts.

                                  Optimum Plus
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)



                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2002 to 12/31/2002                               --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                            $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                           $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                           $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                           $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                           $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                           $17.98           $10.37           2,459,224
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $9.72             835,523
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.19             269,995
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                            $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                           $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                           $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                           $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                           $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                           $20.16           $11.08           2,977,983

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                    $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                   $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                   $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                   $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                   $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                   $16.34           $11.30           6,242,966
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                    $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                   $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                   $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                   $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                   $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                   $14.92            $8.69           2,808,881
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                                    $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                                   $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                                   $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                                   $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                                   $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                                   $17.67           $10.03           5,184,438
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                                    $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                    $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                    $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                   $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                   $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                   $11.96            $6.99           4,437,756
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                                    $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                                    $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                                    $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                                   $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                                   $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                                   $12.73            $7.98           3,159,245
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                                    $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                                   $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                                   $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                                   $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                                   $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                                   $15.36            $8.51          16,673,165

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                            $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                           $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                           $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                           $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                           $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                           $14.55            $8.32           2,874,755
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2002 to 12/31/2002                               --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                            $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                           $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                           $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                           $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                           $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                           $14.08            $8.22          14,384,005
-------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                            $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                            $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                           $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                           $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                           $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                           $13.00            $7.48           4,027,564
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2002 to 12/31/2002                               --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                           $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                           $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                           $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                           $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                           $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                           $14.24           $13.67           4,228,137
-------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2002 to 12/31/2002                               --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                            $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                           $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                           $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                           $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                           $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                           $13.74           $10.37           8,586,978
-------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2002 to 12/31/2002                               --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                           $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                           $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                           $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                           $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                           $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                           $12.39           $11.91          20,478,277

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2002 to 12/31/2002                                --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                            $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                            $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                            $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                            $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                            $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                            $11.31           $11.24          15,403,578
--------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2002 to 12/31/2002                                --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                             $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                             $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                             $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                             $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                            $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                            $10.48           $10.57          91,319,625
--------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2002 to 12/31/2002                                --            $8.15             113,389
    01/01/2003 to 12/31/2003                             $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                            $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                            $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                            $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                            $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                            $21.35           $12.29             984,931
--------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2002 to 12/31/2002                                --            $7.78              39,943
    01/01/2003 to 12/31/2003                             $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                            $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                            $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                            $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                            $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                            $13.24            $9.48             271,517
--------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                           $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                             $9.98            $9.30           4,064,760
--------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                           $10.00           $10.73         128,735,078
--------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                           $10.18            $6.11             100,170
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                           $10.10            $5.57             126,548
--------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                           $10.00            $7.47           1,469,632



 *  Denotes the start date of these sub-accounts.

                                  Optimum Plus
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV and EBP (3.00%)



                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                                    $9.91           $10.53              0
    01/01/2006 to 12/31/2006                                   $10.53           $12.55              0
    01/01/2007 to 12/31/2007                                   $12.55           $13.32              0
    01/01/2008 to 12/31/2008                                   $13.32            $7.57              0
---------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                                    $9.92           $11.16              0
    01/01/2006 to 12/31/2006                                   $11.16           $13.10              0
    01/01/2007 to 12/31/2007                                   $13.10           $15.12              0
    01/01/2008 to 12/31/2008                                   $15.12            $7.30              0
---------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                                    $9.92           $10.59              0
    01/01/2006 to 12/31/2006                                   $10.59           $13.09              0
    01/01/2007 to 12/31/2007                                   $13.09           $14.95              0
    01/01/2008 to 12/31/2008                                   $14.95            $8.12              0
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.31              0
    01/01/2006 to 12/31/2006                                   $10.31           $11.27              0
    01/01/2007 to 12/31/2007                                   $11.27           $11.71              0
    01/01/2008 to 12/31/2008                                   $11.71            $7.38              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.01           $10.20              0
    01/01/2006 to 12/31/2006                                   $10.20           $10.66              0
    01/01/2007 to 12/31/2007                                   $10.66           $12.27              0
    01/01/2008 to 12/31/2008                                   $12.27            $6.84              0
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.84              0
    01/01/2006 to 12/31/2006                                   $10.84           $11.87              0
    01/01/2007 to 12/31/2007                                   $11.87           $12.80              0
    01/01/2008 to 12/31/2008                                   $12.80            $6.94              0
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $10.53              0
    01/01/2006 to 12/31/2006                                   $10.53           $12.26              0
    01/01/2007 to 12/31/2007                                   $12.26           $11.22              0
    01/01/2008 to 12/31/2008                                   $11.22            $7.65              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $10.46              0
    01/01/2006 to 12/31/2006                                   $10.46           $10.78              0
    01/01/2007 to 12/31/2007                                   $10.78           $12.48              0
    01/01/2008 to 12/31/2008                                   $12.48            $7.17              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.76              0
    01/01/2006 to 12/31/2006                                   $10.76           $11.56              0
    01/01/2007 to 12/31/2007                                   $11.56           $11.57              0
    01/01/2008 to 12/31/2008                                   $11.57            $6.48              0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.02           $11.98              0
    01/01/2006 to 12/31/2006                           $11.98           $12.28              0
    01/01/2007 to 12/31/2007                           $12.28           $12.89              0
    01/01/2008 to 12/31/2008                           $12.89            $7.43              0
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.64              0
    01/01/2006 to 12/31/2006                           $10.64           $11.32              0
    01/01/2007 to 12/31/2007                           $11.32           $12.63              0
    01/01/2008 to 12/31/2008                           $12.63            $7.81              0
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.12           $10.78              0
    01/01/2006 to 12/31/2006                           $10.78           $11.21              0
    01/01/2007 to 12/31/2007                           $11.21           $12.50              0
    01/01/2008 to 12/31/2008                           $12.50            $6.83              0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                           $10.08           $10.20              0
    01/01/2006 to 12/31/2006                           $10.20           $12.00              0
    01/01/2007 to 12/31/2007                           $12.00           $11.22              0
    01/01/2008 to 12/31/2008                           $11.22            $6.33              0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.15              0
    01/01/2006 to 12/31/2006                           $10.15           $11.55              0
    01/01/2007 to 12/31/2007                           $11.55           $11.77              0
    01/01/2008 to 12/31/2008                           $11.77            $6.77              0
-------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.08           $10.44              0
    01/01/2006 to 12/31/2006                           $10.44           $11.99              0
    01/01/2007 to 12/31/2007                           $11.99           $11.29              0
    01/01/2008 to 12/31/2008                           $11.29            $6.40              0
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                            $9.95            $9.34              0
    01/01/2006 to 12/31/2006                            $9.34            $9.63              0
    01/01/2007 to 12/31/2007                            $9.63           $10.24              0
    01/01/2008 to 12/31/2008                           $10.24            $9.69              0
-------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                           $10.00            $9.84              0
    01/01/2006 to 12/31/2006                            $9.84           $10.48              0
    01/01/2007 to 12/31/2007                           $10.48           $10.78              0
    01/01/2008 to 12/31/2008                           $10.78            $8.03              0
-------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                            $9.99           $10.04              0
    01/01/2006 to 12/31/2006                           $10.04           $10.10              0
    01/01/2007 to 12/31/2007                           $10.10           $10.61              0
    01/01/2008 to 12/31/2008                           $10.61           $10.06              0
-------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                           $10.00            $9.94              0
    01/01/2006 to 12/31/2006                            $9.94           $10.01              0
    01/01/2007 to 12/31/2007                           $10.01           $10.37              0
    01/01/2008 to 12/31/2008                           $10.37           $10.17              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                            $10.00            $9.99              0
    01/01/2006 to 12/31/2006                             $9.99           $10.13              0
    01/01/2007 to 12/31/2007                            $10.13           $10.31              0
    01/01/2008 to 12/31/2008                            $10.31           $10.25              0
--------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                             $9.90           $10.88              0
    01/01/2006 to 12/31/2006                            $10.88           $13.00              0
    01/01/2007 to 12/31/2007                            $13.00           $14.50              0
    01/01/2008 to 12/31/2008                            $14.50            $8.23              0
--------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                            $10.02           $10.50              0
    01/01/2006 to 12/31/2006                            $10.50           $10.79              0
    01/01/2007 to 12/31/2007                            $10.79           $11.72              0
    01/01/2008 to 12/31/2008                            $11.72            $8.28              0
--------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                           $10.00            $9.96              0
    01/01/2008 to 12/31/2008                             $9.96            $9.16              0
--------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                           $10.17            $6.08              0
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                           $10.10            $5.54              0
--------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                           $10.00            $7.43              0



 *  Denotes the start date of these sub-accounts.

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:


 Growth    =      Account Value of variable        minus      purchase payments -
                investment options plus Interim             proportional withdrawals
                  Value of Fixed Allocations
                       (no MVA applies)


 Example with market increase

 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.


                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline

 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.


                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals

 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.


       Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                =              $90,000 - [$50,000 - $10,000]
                                =              $90,000 - $40,000
                                =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                =              $50,000 * 0.40
                                =              $20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                =              $110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

                =    $90,000 - [$90,000 * $15,000/$75,000]
                =    $90,000 - $18,000
                =    $72,000

     Basic      =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
     Death
     Benefit
                =    max [$80,000, $40,000]
                =    $80,000

     The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date

 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.


 Highest Anniversary Value    =    $80,000 + $15,000 - [($ 80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date

 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.


 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

       APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES

   . You can elect an asset allocation program provided by LPL Financial Corporation ("LPL"), the firm selling the Annuity. Under the program, the Sub-accounts for each asset class in each model portfolio are designated based on LPL's evaluation of available Sub-accounts. If you elect the Highest Daily Lifetime Five Benefit ("HD5"), the Lifetime Five Benefit ("LT5"), Spousal Lifetime Five Benefit ("SLT5"), the Highest Daily Lifetime Seven Benefit ("HD7"), the Spousal Highest Daily Lifetime Seven Benefit ("SHD7") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.


   . Prudential Annuities does not design the program or the models, and it is not responsible for the program or the models. Prudential Annuities does not provide investment advice and is responsible only for administering the model you select.

   . Please see your program materials for a detailed description of LPL's asset allocation program including the available model portfolios. You can obtain these materials from your LPL Financial Professional.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose with your LPL Financial Professional. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . Owner Changes in Choice of Model Portfolio: Generally, you may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required. Restrictions and limitations may apply, see LPL program materials for details.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time unless you have elected an optional benefit that requires that you maintain your Account Value in the asset allocation program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you move your account from LPL to another firm, and you have elected one of the optional benefits mentioned above, then termination of your asset allocation program with LPL must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. LPL reserves the right to terminate or modify the asset allocation program at any time. Prudential Annuities reserves the right to change the way in which we administer the program and to terminate our administration of the program.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, Prudential Annuities will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

       APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 The different features and benefits may include variations on your ability to access funds in your Annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the Annuity. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.


 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;

..   The amount of your investment and any planned future deposits into the
    Annuity;
..   How long you intend to hold the Annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the Annuity; and the timing thereof;

..   Your investment return objectives;
..   The effect of optional benefits that may be elected,

..   The value of being able to "lock-in" growth in your Annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the Annuity; and
..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.


 The following chart outlines some of the different features for each sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your Annuities can grow or decrease depending on market conditions and the comparable value of each of the Annuities (which reflects the charges associated with the Annuities) under the assumptions noted.

 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". For example, Optimum Plus has the highest contingent deferred sales charge ("CDSC") and has an Insurance charge/Distribution charge that is the same as the Insurance charge of Optimum Four (in Annuity Years 1-10). However, Optimum Plus offers purchase credits that the other Annuities do not. Optimum has the lowest Insurance Charge in Annuity Years 1-10, but does not offer purchase credits. Optimum Four has the same Insurance charge as the Insurance charge/Distribution charge of Optimum Plus (in Annuity Years 1-10), and offers the shortest CDSC period among the three Annuities. Optimum and Optimum Four offer Loyalty credits, whereas Optimum Plus does not offer such credits. As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.

 Prudential Annuities Annuity Product Comparison Below is a summary of Prudential Annuities' sold annuity products through this prospectus offered exclusively through LPL Financial Corporation. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Note that not all of the optional benefits listed are currently offered.

                                        Optimum Four                                       Optimum
Minimum Investment                      $10,000                                     $1,000
-------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                       85                                          80
-------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales               4 Years                                     8 Years
 Charge Schedule                        (8.5%, 8%, 7%, 6%)                          (7.5%, 7%, 6.5%, 6%, 5%, 4%,
                                                                                    3%, 2%)
-------------------------------------------------------------------------------------------------------------------------
Insurance and Distribution              1.65%                                       1.25% years 1-8;
 Charge                                                                             0.65% years 9+
-------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                  Lesser of $35 or                            Lesser of $35 or
                                        2% of Account Value* (if Account            2% of Account Value* (if Account
                                        Value is less than $100,000)                Value is less than $100,000)
-------------------------------------------------------------------------------------------------------------------------
Contract Credit                         Yes. Generally, we apply a                  Yes. Generally, we apply a
                                        Loyalty Credit to your Annuity's            Loyalty Credit to your Annuity's
                                        Account Value at the end of your            Account Value at the end of your
                                        fifth Annuity year (i.e., on your           fifth Annuity year (i.e., on your
                                        fifth Annuity Anniversary). The             fifth Annuity Anniversary). The
                                        Loyalty Credit is equal to 2.75%            Loyalty Credit is equal to 0.50%
                                        of total Purchase Payments made             of total Purchase Payments made
                                        during the first four contract years        during the first four contract years
                                        less the cumulative amount of               less the cumulative amount of
                                        withdrawals made (including the             withdrawals made (including the
                                        deduction of any CDSC amounts)              deduction of any CDSC amounts)
                                        through the fifth Annuity                   through the fifth Annuity
                                        Anniversary. (Above figures                 Anniversary. (Above figures
                                        applicable to new issues).                  applicable to new issues).
-------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early                 Fixed Allocation Available                  Fixed Allocation Available
 withdrawals are subject                (currently offering durations of:           (currently offering durations of:
 to a Market Value                      1,2,3,5,7,10 years)                         1,2,3,5,7,10 years)
 Adjustment)
-------------------------------------------------------------------------------------------------------------------------
Variable Investment                     See "Investment Options" section            See "Investment Options" section
 Options                                of Prospectus. Not all options              of Prospectus. Not all options
                                        available with certain optional             available with certain optional
                                        benefits.                                   benefits.
-------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                     The greater of: Purchase Payments           The greater of: Purchase Payments
                                        less proportional withdrawals or            less proportional withdrawals or
                                        account value (no MVA Applied).             account value (no MVA Applied).



-------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits                 Enhanced Beneficiary Protection             EBP II,
 (for an additional cost)               (EBPII)                                     HDV,
                                        Highest Daily Value (HDV)                   HAV,
                                        Highest Anniversary Value (HAV)             Combo 5% Roll-up/HAV
                                        Combo 5% Roll Up/HAV
-------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an                 GRO/GRO Plus, HD GRO,                       GRO/GRO Plus, HD GRO,
 additional cost)                       GMWB,                                       GMWB,
                                        GMIB,                                       GMIB,
                                        Lifetime Five, Spousal                      Lifetime Five, Spousal
                                        Lifetime Five,                              Lifetime Five,
                                        Highest Daily Lifetime Five,                Highest Daily Lifetime
                                        Highest Daily Lifetime Seven (and           Five, Highest Daily Lifetime
                                        spousal version) and "Plus"                 Seven (and spousal version) and
                                        versions                                    "Plus" versions
-------------------------------------------------------------------------------------------------------------------------
Annuity Rewards                         Available after initial withdrawal          Available after initial
                                        period                                      withdrawal period
-------------------------------------------------------------------------------------------------------------------------


                                        Optimum Plus
Minimum Investment                     $10,000
---------------------------------------------------------------------------
Maximum Issue Age                      75
---------------------------------------------------------------------------
Contingent Deferred Sales              10 Years
 Charge Schedule                       (9%, 9%, 8%, 7%, 6%, 5%, 4%,
                                       3%, 2%, 1%)
---------------------------------------------------------------------------
Insurance and Distribution             1.65% years 1-10;
 Charge                                0.65% years 11+
---------------------------------------------------------------------------
Annual Maintenance Fee                 Lesser of $35 or
                                       2% of Account Value

---------------------------------------------------------------------------
Contract Credit                        Yes. The amount of the credit
                                       applied to a Purchase Payment is
                                       based on the year the Purchase
                                       Payment is received, for the first 6
                                       years of the contract as follows:
                                       the credit percentages for each
                                       year, starting with the first, are
                                       6.50%, 5.00%, 4.00%, 3.00%,
                                       2.00%, and 1.00%. Recaptured in
                                       certain circumstances. (Above
                                       figures applicable to new issues).



---------------------------------------------------------------------------
Fixed Allocation (early                Fixed Allocation Available
 withdrawals are subject               (currently offering durations of:
 to a Market Value                     1,2,3,5,7,10 years)
 Adjustment)
---------------------------------------------------------------------------
Variable Investment                    See "Investment Options" section
 Options                               of Prospectus. Not all options
                                       available with certain optional
                                       benefits.
---------------------------------------------------------------------------
Basic Death Benefit                    The greater of: Purchase Payments
                                       less proportional withdrawals or
                                       account value (no MVA Applied)
                                       less an amount equal to the credits
                                       applied within the 12 months prior
                                       to date of death.
---------------------------------------------------------------------------
Optional Death Benefits                EBP II,
 (for an additional cost)              HDV,
                                       HAV,
                                       Combo 5% Roll-up/HAV

---------------------------------------------------------------------------
Living Benefits (for an                GRO/GRO Plus, HD GRO,
 additional cost)                      GMWB,
                                       GMIB,
                                       Lifetime Five, Spousal
                                       Lifetime Five,
                                       Highest Daily Lifetime
                                       Five, Highest Daily Lifetime
                                       Seven (and spousal version) and
                                       "Plus" versions
---------------------------------------------------------------------------
Annuity Rewards                        Available after initial
                                       withdrawal period
---------------------------------------------------------------------------

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request).




 0% Gross Rate of Return



             ---------------------------------------------------------
                Optimum Four          Optimum          Optimum Plus
             ---------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years  -2.64%   Yrs 1-8   -2.25%   Yrs 1-10  -2.64%
                                  Yrs 9+   -1.65%   Yrs 11+   -1.65%
             ---------------------------------------------------------
             Contract  Surrender Contract Surrender Contract Surrender
               Value     Value    Value     Value    Value     Value
         -------------------------------------------------------------
          1   97,364    88,864    97,759   90,259   103,692   94,692
         -------------------------------------------------------------
          2   94,756    86,756    95,527   88,527   100,917   91,917
         -------------------------------------------------------------
          3   92,217    85,217    93,346   86,846    98,216   90,216
         -------------------------------------------------------------
          4   89,746    83,746    91,214   85,214    95,586   88,586
         -------------------------------------------------------------
          5   87,339    87,339    89,130   84,130    93,025   87,025
         -------------------------------------------------------------
          6   87,674    87,674    87,582   83,582    90,532   85,532
         -------------------------------------------------------------
          7   85,322    85,322    85,579   82,579    88,105   84,105
         -------------------------------------------------------------
          8   83,033    83,033    83,622   81,622    85,742   82,742
         -------------------------------------------------------------
          9   80,804    80,804    82,203   82,203    83,441   81,441
         -------------------------------------------------------------
         10   78,634    78,634    80,810   80,810    81,201   80,201
         -------------------------------------------------------------
         11   76,521    76,521    79,439   79,439    79,822   79,822
         -------------------------------------------------------------
         12   74,465    74,465    78,091   78,091    78,468   78,468
         -------------------------------------------------------------
         13   72,462    72,462    76,766   76,766    77,136   77,136
         -------------------------------------------------------------
         14   70,513    70,513    75,462   75,462    75,826   75,826
         -------------------------------------------------------------
         15   68,615    68,615    74,180   74,180    74,538   74,538
         -------------------------------------------------------------
         16   66,767    66,767    72,919   72,919    73,271   73,271
         -------------------------------------------------------------
         17   64,968    64,968    71,679   71,679    72,025   72,025
         -------------------------------------------------------------
         18   63,217    63,217    70,459   70,459    70,800   70,800
         -------------------------------------------------------------
         19   61,511    61,511    69,260   69,260    69,595   69,595
         -------------------------------------------------------------
         20   59,851    59,851    68,080   68,080    68,410   68,410
         -------------------------------------------------------------
         21   58,235    58,235    66,920   66,920    67,244   67,244
         -------------------------------------------------------------
         22   56,662    56,662    65,779   65,779    66,098   66,098
         -------------------------------------------------------------
         23   55,130    55,130    64,657   64,657    64,971   64,971
         -------------------------------------------------------------
         24   53,639    53,639    63,554   63,554    63,862   63,862
         -------------------------------------------------------------
         25   52,187    52,187    62,468   62,468    62,772   62,772
         -------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.01%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

 6% Gross Rate of Return



             ---------------------------------------------------------
                Optimum Four          Optimum          Optimum Plus
             ---------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years   3.20%   Yrs 1-8    3.62%   Yrs 1-10   3.20%
                                  Yrs 9+    4.25%   Yrs 11+    4.25%
             ---------------------------------------------------------
             Contract  Surrender Contract Surrender Contract Surrender
               Value     Value    Value     Value    Value     Value
         -------------------------------------------------------------
          1   103,189    94,689  103,608    96,108  109,896   100,896
         -------------------------------------------------------------
          2   106,489    98,489  107,356   100,356  113,375   104,375
         -------------------------------------------------------------
          3   109,895   102,895  111,240   104,740  116,965   108,965
         -------------------------------------------------------------
          4   113,409   107,409  115,264   109,264  120,669   113,669
         -------------------------------------------------------------
          5   117,036   117,036  119,434   114,434  124,492   118,492
         -------------------------------------------------------------
          6   123,617   123,617  124,273   120,273  128,437   123,437
         -------------------------------------------------------------
          7   127,570   127,570  128,769   125,769  132,509   128,509
         -------------------------------------------------------------
          8   131,650   131,650  133,428   131,428  136,710   133,710
         -------------------------------------------------------------
          9   135,860   135,860  139,093   139,093  141,046   139,046
         -------------------------------------------------------------
         10   140,205   140,205  145,000   145,000  145,521   144,521
         -------------------------------------------------------------
         11   144,689   144,689  151,159   151,159  151,661   151,661
         -------------------------------------------------------------
         12   149,316   149,316  157,579   157,579  158,066   158,066
         -------------------------------------------------------------
         13   154,091   154,091  164,272   164,272  164,743   164,743
         -------------------------------------------------------------
         14   159,019   159,019  171,250   171,250  171,704   171,704
         -------------------------------------------------------------
         15   164,105   164,105  178,523   178,523  178,960   178,960
         -------------------------------------------------------------
         16   169,353   169,353  186,106   186,106  186,525   186,525
         -------------------------------------------------------------
         17   174,769   174,769  194,010   194,010  194,411   194,411
         -------------------------------------------------------------
         18   180,358   180,358  202,251   202,251  202,632   202,632
         -------------------------------------------------------------
         19   186,126   186,126  210,841   210,841  211,202   211,202
         -------------------------------------------------------------
         20   192,079   192,079  219,796   219,796  220,136   220,136
         -------------------------------------------------------------
         21   198,222   198,222  229,132   229,132  229,449   229,449
         -------------------------------------------------------------
         22   204,561   204,561  238,864   238,864  239,158   239,158
         -------------------------------------------------------------
         23   211,103   211,103  249,009   249,009  249,280   249,280
         -------------------------------------------------------------
         24   217,854   217,854  259,585   259,585  259,831   259,831
         -------------------------------------------------------------
         25   224,821   224,821  270,611   270,611  270,830   270,830
         -------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.01%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

 10% Gross Rate of Return



             ---------------------------------------------------------
                Optimum Four          Optimum          Optimum Plus
             ---------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years   7.09%   Yrs 1-8    7.53%   Yrs 1-10   7.09%
                                  Yrs 9+    8.18%   Yrs 11+    8.18%
             ---------------------------------------------------------
             Contract  Surrender Contract Surrender Contract Surrender
               Value     Value    Value     Value    Value     Value
         -------------------------------------------------------------
          1   107,072    98,572  107,507   100,007  114,032   105,032
         -------------------------------------------------------------
          2   114,666   106,666  115,599   108,599  122,082   113,082
         -------------------------------------------------------------
          3   122,799   115,799  124,302   117,802  130,703   122,703
         -------------------------------------------------------------
          4   131,508   125,508  133,659   127,659  139,935   132,935
         -------------------------------------------------------------
          5   140,835   140,835  143,721   138,721  149,823   143,823
         -------------------------------------------------------------
          6   153,768   153,768  155,077   151,077  160,411   155,411
         -------------------------------------------------------------
          7   164,674   164,674  166,751   163,751  171,750   167,750
         -------------------------------------------------------------
          8   176,353   176,353  179,304   177,304  183,894   180,894
         -------------------------------------------------------------
          9   188,860   188,860  193,970   193,970  196,899   194,899
         -------------------------------------------------------------
         10   202,255   202,255  209,839   209,839  210,826   209,826
         -------------------------------------------------------------
         11   216,600   216,600  227,007   227,007  228,030   228,030
         -------------------------------------------------------------
         12   231,961   231,961  245,579   245,579  246,648   246,648
         -------------------------------------------------------------
         13   248,413   248,413  265,670   265,670  266,789   266,789
         -------------------------------------------------------------
         14   266,031   266,031  287,405   287,405  288,578   288,578
         -------------------------------------------------------------
         15   284,899   284,899  310,918   310,918  312,149   312,149
         -------------------------------------------------------------
         16   305,105   305,105  336,355   336,355  337,649   337,649
         -------------------------------------------------------------
         17   326,744   326,744  363,873   363,873  365,235   365,235
         -------------------------------------------------------------
         18   349,918   349,918  393,643   393,643  395,077   395,077
         -------------------------------------------------------------
         19   374,735   374,735  425,847   425,847  427,362   427,362
         -------------------------------------------------------------
         20   401,313   401,313  460,687   460,687  462,287   462,287
         -------------------------------------------------------------
         21   429,775   429,775  498,377   498,377  500,070   500,070
         -------------------------------------------------------------
         22   460,256   460,256  539,150   539,150  540,944   540,944
         -------------------------------------------------------------
         23   492,899   492,899  583,259   583,259  585,162   585,162
         -------------------------------------------------------------
         24   527,857   527,857  630,977   630,977  632,998   632,998
         -------------------------------------------------------------
         25   565,294   565,294  682,598   682,598  684,747   684,747
         -------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.01%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

 APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
                                    BENEFIT


 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.


 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                          Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                          Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 Target Ratio:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 Since r ((greater than)) Cu (because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T    =    { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
      =    { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    { Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23  15.2 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

                  FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
                           TARGET VALUE CALCULATION:

 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 Transfer Calculation:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

       If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than) = .90), the following asset transfer calculation is performed



                      Target Ratio r    =    (L - F) / V



       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    Min (MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to Benefit Fixed Rate Account
 T    =    Min (F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                               Account to the Permitted Sub-accounts

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

   APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT


                   Optimum Four NY        Optimum NY         Optimum Plus NY
 Minimum         $10,000              $1,000               $10,000
  Investment
 ------------------------------------------------------------------------------
 Maximum Issue   Annuitant 85         Annuitant 85         Annuitant 85
  Age            Oldest Owner 85      Oldest Owner 80      Oldest Owner 75
 ------------------------------------------------------------------------------
 Contingent      4 Years              7 Years              10 Years
  Deferred       (7%, 6%, 5%, 4%)     (7%, 6%, 5%, 4%,     (9%, 9%, 8%, 7%,
  Sales Charge   (Applied to          3%, 2%, 1%)          6%, 5%, 4%, 3%, 2%,
  Schedule       Purchase Payments    (Applied to          1%) (Applied to
                 based on the         Purchase Payments    Purchase Payments
                 inception date of    based on the         based on the
                 the Annuity)         inception date of    inception date of
                                      the Annuity)         the Annuity)
 ------------------------------------------------------------------------------
 Insurance       1.65%                0.65%                0.65%
  Charge
 ------------------------------------------------------------------------------
 Distribution    N/A                  0.60% annuity years  1.00% annuity years
  Charge                              1-7                  1-10
                                      0.0% annuity years   0.00% annuity years
                                      8+                   11+
 ------------------------------------------------------------------------------
 Annual          Lesser of $30 or 2%  Lesser of $30 or 2%  Lesser of $30 or 2%
  Maintenance    of Account Value.    of Account Value.    of Account Value
  Fee            Waived for Account   Waived for Account
                 Values exceeding     Values exceeding
                 $100,000             $100,000
 ------------------------------------------------------------------------------
 Transfer Fee    $10 after twenty in  $10 after twenty in  $10 after twenty in
                 any annuity year.    any annuity year.    any annuity year
                                      May be increased to
                                      $15 after eight in
                                      any annuity year
 ------------------------------------------------------------------------------
 Contract Credit Yes. Effective for   Yes. Effective for   Yes The amount of
                 Annuities issued on  Annuities issued on  the credit applied
                 or after June 20,    or after July 24,    to a Purchase
                 2005. Generally we   2006. Generally we   Payment is based on
                 apply a Loyalty      apply a Loyalty      the year the
                 Credit to your       Credit to your       Purchase Payment is
                 Annuity's Account    Annuity's Account    received, for the
                 Value at the end of  Value at the end of  first 6 years of
                 your fifth Annuity   your fifth Annuity   the Annuity.
                 year (i.e. on your   year (i.e. on your   Currently the
                 fifth Contract       fifth Contract       credit percentages
                 Anniversary).        Anniversary).        for each year
                 Currently the        Currently the        starting with the
                 Loyalty Credit is    Loyalty Credit is    first year are:
                 equal to 2.75% of    equal to 0.50% of    6.50%, 5.00%,
                 total Purchase       total Purchase       4.00%, 3.00%,
                 Payments made        Payments made        2.00%, and 1.00%.
                 during the first     during the first
                 four Annuity years   four Annuity years
                 less the cumulative  less the cumulative
                 amount of            amount of
                 withdrawals made     withdrawals made
                 (including the       (including the
                 deduction of any     deduction of any
                 CDSC amounts)        CDSC amounts)
                 through the fifth    through the fifth
                 Contract Anniversary Contract Anniversary
 ------------------------------------------------------------------------------
 Fixed           Fixed Allocations    Fixed Allocations    No
  Allocation     Available            Available
  (If            (Currently offering  (Currently offering
  available,     durations of: 5, 7,  durations of: 2, 3,
  early          and 10 years). The   5, 7, and 10
  withdrawals    MVA formula for NY   years). The MVA
  are subject    is [(1+I)/ (1+J)]    formula for NY is
  to a Market    N 365. The MVA       [(1+I)/ (1+J)]
  Value          formula does not     N 365. The MVA
  Adjustment)    apply during the 30  formula does not
  ("MVA")        day period           apply during the 30
                 immediately before   day period
                 the end of the       immediately before
                 Guarantee Period.    the end of the
                                      Guarantee Period.
 ------------------------------------------------------------------------------
 Variable        All options          All options          All options
  Investment     generally available  generally available  generally available
  Options        except where         except where         except where
                 restrictions apply   restrictions apply   restrictions apply
                 when certain riders  when certain riders  when certain riders
                 are purchased.       are purchased.       are purchased.
 ------------------------------------------------------------------------------
 Basic Death     The greater of:      The greater of:      The greater of:
  Benefit        Purchase Payments    Purchase Payments    Purchase Payments
                 less proportional    less proportional    less proportional
                 withdrawals or       withdrawals or       withdrawals or
                 Account Value        Account Value        Account Value
                 (variable) plus      (variable) plus      (variable) (No MVA
                 Interim Value        Interim Value        applied)
                 (fixed). (No MVA     (fixed). (No MVA
                 applied)             applied)
 ------------------------------------------------------------------------------

                                           Optimum Four NY                                      Optimum NY
---------------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV                                          HAV
 additional cost)/(1)/
---------------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO/GRO Plus, GRO Plus 2008,                 GRO/GRO Plus, GRO Plus 2008,
 additional cost)/(2,3)/                         Highest Daily GRO, GMWB,                     Highest Daily GRO, GMWB,
                                                 GMIB, Lifetime Five, Spousal                 GMIB, Lifetime Five, Spousal
                                                 Lifetime Five, Highest Daily                 Lifetime Five, Highest Daily
                                                 Lifetime Five, Highest Daily                 Lifetime Five, Highest Daily
                                                 Lifetime Seven, Spousal Highest              Lifetime Seven, Spousal Highest
                                                 Daily Lifetime Seven and "Plus"              Daily Lifetime Seven and "Plus"
                                                 versions                                     versions
---------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/(4)/                             Available after initial CDSC                 Available after initial CDSC
                                                 period                                       period
---------------------------------------------------------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date               Fixed option only Annuity date
                                                 cannot exceed the first day of the           cannot exceed the first day of the
                                                 calendar month following                     calendar month following
                                                 Annuitant's 90/th/ birthday The              Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based                maximum Annuity Date is based
                                                 on the first Owner or Annuitant to           on the first Owner or Annuitant to
                                                 reach the maximum age, as                    reach the maximum age, as
                                                 indicated in your Annuity.                   indicated in your Annuity.
---------------------------------------------------------------------------------------------------------------------------------


                                           Optimum Plus NY
-----------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV
 additional cost)/(1)/
-----------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO/GRO Plus, GRO Plus 2008,
 additional cost)/(2,3)/                         Highest Daily GRO, GMWB,
                                                 GMIB, Lifetime Five, Spousal
                                                 Lifetime Five, Highest Daily
                                                 Lifetime Five Highest Daily
                                                 Lifetime Seven, Spousal Highest
                                                 Daily Lifetime Seven and "Plus"
                                                 versions
-----------------------------------------------------------------------------------
Annuity Rewards/(4)/                             Available after initial CDSC
                                                 period
-----------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date
                                                 cannot exceed the first day of the
                                                 calendar month following
                                                 Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based
                                                 on the first Owner or Annuitant to
                                                 reach the maximum age, as
                                                 indicated in your Annuity.
-----------------------------------------------------------------------------------


 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.

 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO and Highest Daily Lifetime 7 Plus with LIA are not currently available in New York.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

        APPENDIX G - FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO


 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.


 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

            L    =    MAX (Li), where Li = Gi / (1 + di)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

                 T    =    {Min(V, [L - B - V*Ct] / (1 - Ct))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

                T    =    {Min(B, - [L - B- V*Ct] / (1 - Ct))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  APPENDIX H - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT



 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.



                            L    =    0.05 * P * a



 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).



       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.



 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the
                                                                                            Permitted Sub-accounts and Fixed Rate
                                                                                            Options to the AST Investment Grade
                                                                                            Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                  Money is transferred from the AST
                                                                                            Investment Grade Bond Sub-account to
                                                                                            the Permitted Sub-accounts


 {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}   Money is transferred from the
                                                                                  Permitted Sub-accounts and Fixed Rate
                                                                                  Options to the AST Investment Grade
                                                                                  Bond Sub-account

 {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                 Money is transferred from the AST
                                                                                  Investment Grade Bond Sub-account to
                                                                                  the Permitted Sub-accounts

 2. Formula for Contracts Issued Prior to 7/21/08
 (Without Election of 90% Cap Feature)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .   L - the target value as of the current business day.

       .   r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .   V - the total value of all Permitted Sub-accounts in the annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*,
           (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.



                            L    =    0.05 * P * a



 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                      Target Ratio r    =    (L - B) / V.



       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

 3. Formula for Contracts with 90% Cap Feature on or after July 21, 2008
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond sub-account:



                  If (B / (V\\v\\ + V\\f\\ + B) (greater than) .90) then
                  T         =         B - [(V\\v\\ + V\\f\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date and future transfers to the AST Investment Grade Bond Sub-account will not occur at least until there is first a transfer out of the AST Investment Grade Bond Sub-account.

 On each Valuation Day thereafter (including the effective date of this feature provided B / ( V\\v\\ + V\\f\\ + B) (less than) = .90), the following asset transfer calculation is performed



              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).



       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    Min (MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                    Money is transferred from the elected Sub-accounts
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 T    =    Min (B, - [L - B - ( V\\v\\ + V\\f\\ ) * C\\t\\] / (1 - C\\t\\))    Money is transferred from the AST Investment
                                                                               Grade Sub-account to the elected Sub-accounts


 Min (MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected Sub-accounts
 [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 Min (B, - [L - B - ( V\\v\\ + V\\f\\ ) * C\\t\\] / (1 - C\\t\\))   Money is transferred from the AST Investment
                                                                     Grade Sub-account to the elected Sub-accounts



 4. Formula for Contracts with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Sub-account:



                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]



 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed



                      Target Ratio r    =    (L - B) / V.



       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to AST Investment Grade Bond Sub-account.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (F (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    Min(MAX (0, (0.90 * (V + B)) - B), [L - B - V *     Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to AST Investment Grade Bond
                                                               Sub-Account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted Sub-
                                                               accounts.

   APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               Daily Calculations

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including Book Value Fixed Allocations used with any applicable Enhanced DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted Sub-
                                                                            accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted Sub-
                                                          accounts.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX J - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix F.

----------------------------------------------------------------------------------------------------------
Jurisdiction                                       Special Provisions
----------------------------------------------------------------------------------------------------------
Maryland       Fixed Allocations are not available.
----------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed
               Minimum Withdrawal Benefit).
               Medically Related Surrenders are not available.
----------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal
               Benefit).
----------------------------------------------------------------------------------------------------------
Nevada         Fixed Allocations are not available.
----------------------------------------------------------------------------------------------------------
North Dakota   Fixed Allocations are not available.
----------------------------------------------------------------------------------------------------------
Vermont        Fixed Allocations are not available.
----------------------------------------------------------------------------------------------------------
Washington     If you elect Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven, the Guaranteed Minimum Account Value Credit otherwise available with these optional benefits is not available.
               Fixed Allocations are not available.
----------------------------------------------------------------------------------------------------------

     APPENDIX K - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t \\i\\ is the number of whole and partial years until the maturity date of the guarantee.

   . r \\i\\ is the current fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest integer to determine this rate).

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each guarantee the value (L\\i\\) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."

               L    =    MAX (Li), where Li = Gi / (1 + ri)/t/i

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN (V, (V - (1 / 0.23) * (AV - L))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN (F, ((1 / 0.23) * (AV - L) - V)

        APPENDIX L - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the asset transfer formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\i\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                   D    =    1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:

 T    =    MIN (V, (V * (0.75 * (1 + ri)/t/i - G + M) / (0.75 * (1 + ri)/t/i - (1 + r)/t/))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    MIN (F, (V * (0.75 * (1 + ri)/t/i - G + M) / ((1 + r)/t/ - 0.75 * (1 + ri)/t/i))

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITY DESCRIBED IN
                          PROSPECTUS (PLEASE CHECK ONE) OPTIMUM (05/2009) ______, OPTIMUM FOUR
                          (05/2009) ______, OPTIMUM PLUS (05/2009) ______.
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  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUDENTIAL ANNUITIES LIFE
  ASSURANCE CORPORATION                                  PRUDENTIAL ANNUITIES
  A Prudential Financial Company                                 DISTRIBUTORS
  One Corporate Drive                          A Prudential Financial Company
  Shelton, Connecticut 06484                              One Corporate Drive
  Telephone: 1-888-PRU-2888                        Shelton, Connecticut 06484
  http://www.prudentialannuities.com                  Telephone: 203-926-1888
                                           http://www.prudentialannuities.com



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                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
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               [LOGO] Prudential
               The Prudential Insurance Company of America
               751 Broad Street
               Newark, NJ 07102-3777

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 ADVANCED SERIES CORNERSTONE/SM/ ("AS CORNERSTONE")/SM/
 ADVANCED SERIES XTRA CREDIT/SM/ SIX ("XT6")/SM/
 ADVANCED SERIES LIFEVEST II/SM/ ("ASL II")/SM/

 Flexible Premium Deferred Annuities
 PROSPECTUS: May 1, 2009

 This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by Prudential Annuities Life Assurance Corporation ("Prudential Annuities"/SM/, "we", "our", or "us"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix F entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not offer all the Annuities described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix H. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the XT6 Annuity grants Credits with respect to your Purchase Payments, the expenses of the XT6 Annuity may be higher than expenses for an Annuity without a Credit. In addition, the amount of the Credits that you receive under the XT6 Annuity may be more than offset by the additional fees and charges associated with the Credit.

 THE SUB-ACCOUNTS

 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Prudential Annuities Life Assurance Corporation Variable Account B is a separate account of Prudential Annuities, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the following underlying mutual funds are being offered: INVESCO AIM Advisors, Inc., Advanced Series Trust, Evergreen Variable Annuity Trust, First Defined Portfolio Fund, LLC, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, Franklin Templeton Variable Insurance Products Trust and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

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 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ADVANCED SERIES CORNERSTONE/SM/, XTRA CREDIT(R) AND LIFEVEST(R) ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.
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                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


       Prospectus Dated: May 1, 2009             Statement of Additional
                                          Information Dated: May 1, 2009
                                               ASAP3SAI, XT6SAI, ASL2SAI

  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
      (Certain investment options may not be available with your Annuity) Advanced Series Trust

   AST Academic Strategies Asset Allocation

   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth
   AST Balanced Asset Allocation
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Capital Growth Asset Allocation


   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation

   AST Cohen & Steers Realty

   AST DeAM Large-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Focus Four Plus
   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth

   AST Neuberger Berman/LSV Mid-Cap Value

   AST Neuberger Berman Small-Cap Growth
   AST Niemann Capital Growth Asset Allocation
   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST UBS Dynamic Alpha

   AST Western Asset Core Plus Bond


 AIM Variable Insurance Fund

   AIM V.I. Dynamics Fund -- Series I shares
   AIM V.I. Financial Services Fund -- Series I shares
   AIM V.I. Global Health Care Fund -- Series I shares
   AIM V.I. Technology Fund -- Series I shares

 Evergreen Variable Annuity Trust
   Growth
   International Equity
   Omega

 First Defined Portfolio Fund, LLC
   First Trust(R) Target Focus Four
   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP

   The Dow(R) DART 10

   The Dow(R) Target Dividend


   Value Line(R) Target 25

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

 Nationwide Variable Insurance Trust
   Gartmore NVIT Developing Markets Fund


 ProFunds VP**

   Access VP High Yield
   Asia 30
   Banks
   Basic Materials
   Bear
   Biotechnology
   Bull
   Consumer Goods
   Consumer Services
   Europe 30
   Financials
   Internet
   Japan
   Large-Cap Growth
   Large Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Oil & Gas
   NASDAQ-100
   Pharmaceuticals
   Precious Metals
   Real Estate
   Rising Rates Opportunity
   Semiconductor
   Short Mid-Cap
   Short NASDAQ-100
   Short Small-Cap
   Small-Cap Growth
   Small-Cap Value
   Technology
   Telecommunications
   U.S. Government Plus
   UltraBull
   UltraMid-Cap
   UltraNASDAQ-100
   UltraSmall-Cap
   Utilities

 The Prudential Series Fund
   *SP International Growth

 Wells Fargo Variable Trust
   Wells Fargo Advantage VT Equity Income


 *  no longer offered.

 ** Only available for XT6 and ASLII contracts issued before May 26, 2008.

                                   CONTENTS



GLOSSARY OF TERMS......................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES...................................................  4

EXPENSE EXAMPLES....................................................................... 15

SUMMARY................................................................................ 17

INVESTMENT OPTIONS..................................................................... 22

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.................... 22
 WHAT ARE THE FIXED ALLOCATIONS?....................................................... 44

FEES AND CHARGES....................................................................... 46

 WHAT ARE THE CONTRACT FEES AND CHARGES?............................................... 46
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?.......................................... 48
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................. 48
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................. 48

PURCHASING YOUR ANNUITY................................................................ 49

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?........................ 49

MANAGING YOUR ANNUITY.................................................................. 51

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?....................... 51
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.......................................... 51
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.............................................. 52
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.......................... 52
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...................... 52

MANAGING YOUR ACCOUNT VALUE............................................................ 53

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.......................................... 53
 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?....................................... 53
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?....................... 54
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?............ 54
 DO YOU OFFER DOLLAR COST AVERAGING?................................................... 56
 HOW DO THE FIXED ALLOCATIONS WORK?.................................................... 58
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..................................... 59
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?........................................ 59
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...................................... 59
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?.......................................... 59
 WHAT IS THE BALANCED INVESTMENT PROGRAM?.............................................. 59
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.. 60
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?............... 60
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?............................................ 61

ACCESS TO ACCOUNT VALUE................................................................ 63

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...................................... 63
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?......................................... 63
 CAN I WITHDRAW A PORTION OF MY ANNUITY?............................................... 63
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?......................................... 63
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?....... 64
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?............................................................................... 64
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?........... 64
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................. 65
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?........................... 65
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.......................................... 65
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................................. 66
 HOW ARE ANNUITY PAYMENTS CALCULATED?.................................................. 67

LIVING BENEFIT PROGRAMS................................................................ 68

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.......................................................................... 68


                                      (i)

 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)...........................................  69
 GUARANTEED RETURN OPTION (GRO).............................................................  73
 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008).........................................  76
 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)............................................  80
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)...............................................  84
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  87
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)...........................................  90
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)...........................  95
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)...............  99
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)............. 107
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)................................................................................... 118
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 128
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 141

DEATH BENEFIT............................................................................... 151

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 151
 BASIC DEATH BENEFIT........................................................................ 151
 OPTIONAL DEATH BENEFITS.................................................................... 151
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS...................................................... 156
 PAYMENT OF DEATH BENEFITS.................................................................. 156

VALUING YOUR INVESTMENT..................................................................... 160

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 160
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 160
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 160
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 160
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 160
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 162

TAX CONSIDERATIONS.......................................................................... 163

GENERAL INFORMATION......................................................................... 172

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 172
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 172
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 172
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 174
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 175
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 178
 FINANCIAL STATEMENTS....................................................................... 178
 HOW TO CONTACT US.......................................................................... 178
 INDEMNIFICATION............................................................................ 179
 LEGAL PROCEEDINGS.......................................................................... 179
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 180

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - PLUS40/TM/ OPTIONAL LIFE INSURANCE RIDER....................................... C-1

APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS............................ D-1

APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL
  DEATH BENEFITS............................................................................ E-1

APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU............................ F-1

APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... G-1

APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT......... H-1

APPENDIX I - FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO.............................. I-1

APPENDIX J - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY
  LIFETIME SEVEN............................................................................ J-1


                                     (ii)


APPENDIX K - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT...................................... K-1

APPENDIX L - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... L-1

APPENDIX M - FORMULA UNDER GRO PLUS................................................. M-1

APPENDIX N - FORMULA UNDER GRO...................................................... N-1


                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95th birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Beneficiary Annuity: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.


 Benefit Fixed Rate Account: A fixed investment option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.


 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among AS Cornerstone and XT6. There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


 DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment.


 Enhanced Beneficiary Protection Death Benefit: An Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.


 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation's maturity (MVA Fixed Allocation). We also offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any market value adjustment. You may participate in a dollar cost averaging program outside of the 6 or 12 Month DCA Program, where the source of funds to be transferred is a Fixed Allocation.


 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 Guaranteed Minimum Withdrawal Benefit (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


 Guaranteed Return Option Plus/SM/ (GRO Plus)/SM//Guaranteed Return Option Plus 2008/SM/ (GRO Plus 2008)/SM//Guaranteed Return Option (GRO)(R)/Highest Daily Guaranteed Return Option (Highest Daily GRO)/SM/: Each of GRO Plus, GRO Plus 2008, GRO, and Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program.


 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 Highest Daily Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.


 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Highest Daily Lifetime 7 Plus/SM/ Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.


 Highest Daily Value Death Benefit ("HDV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 Interim Value: The value of the MVA Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of a MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Spousal Highest Daily Lifetime 7 Plus/SM/ Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.


 Spousal Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation. No CDSC applies to the ASL II Annuity.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                         -----------------------------
                         TRANSACTION FEES AND CHARGES
                         -----------------------------

            -------------------------------------------------------
            CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY/ 1/
            -------------------------------------------------------

                                 AS Cornerstone

                Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8
                -----------------------------------------------
                7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%
                -----------------------------------------------

                                      XT6
 For Annuities issued prior to November 20, 2006, the following schedule applies:

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------


 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies:


      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------

                                     ASL II
                       There is no CDSC for this Annuity

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.




       -----------------------------------------------------------------
                     OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
       -----------------------------------------------------------------
              FEE/CHARGE         AS Cornerstone    ASL II       XT6
       -----------------------------------------------------------------
       Transfer Fee /1/
         Maximum                    $15.00         $15.00      $15.00
         Current                    $10.00         $10.00      $10.00
       -----------------------------------------------------------------
       Tax Charge (current) /2/   0% to 3.5%     0% to 3.5%  0% to 3.5%
       -----------------------------------------------------------------


 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

------------------------------------------------------------------------------------------------------
                                      PERIODIC FEES AND CHARGES

                                (assessed against the Account Value)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE                AS Cornerstone              ASL II                   XT6
Annual Maintenance Fee/ 1/     Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                 Account Value/ 2/       Account Value/ 2/         Account Value
                               -----------------------------------------------------------------------
  Beneficiary Continuation     Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  Option Only                      Account Value           Account Value           Account Value
------------------------------------------------------------------------------------------------------
ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/ 3/
(assessed as a percentage of the daily net assets of the Sub-accounts)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE
Mortality & Expense Risk               1.00%                   1.50%                   0.50%
Charge/ 4/
------------------------------------------------------------------------------------------------------
Administration Charge/ 4/              0.15%                   0.15%                   0.15%
------------------------------------------------------------------------------------------------------
Distribution Charge/ 5/                 N/A                     N/A               1.00% in Annuity
                                                                                     Years 1-10
------------------------------------------------------------------------------------------------------
Settlement Service Charge/ 6/
  Qualified                            1.40%                   1.40%                   1.40%
  Non-Qualified                        1.00%                   1.00%                   1.00%
------------------------------------------------------------------------------------------------------
Total Annual Charges of the            1.15%                   1.65%              1.65% in Annuity
Sub-accounts                                                                        Years 1-10;
(excluding settlement service                                                     0.65% in Annuity
charge)                                                                          Years 11 and later
------------------------------------------------------------------------------------------------------


 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5  The Distribution Charge is 0.00% in Annuity Years 11+ for XT6.

 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.

--------------------------------------------------------------------------------------------------------------------------
                                       YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
--------------------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                OPTIONAL              TOTAL                 TOTAL                 TOTAL
                                         BENEFIT FEE/          ANNUAL                ANNUAL                 ANNUAL
                                           CHARGE            CHARGE/ 2/             CHARGE/ 2/            CHARGE/ 2/
                                       (as a percentage   for AS Cornerstone        for ASL II             for XT6
                                       of sub-account
                                         net assets,
                                       unless otherwise
                                         indicated)
--------------------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO/GRO
Plus)
Maximum Charge/ 3/                         0.75%                 N/A                  2.40%                 2.40%
Current Charge                             0.25%                 N/A                  1.90%                 1.90%
--------------------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS (GRO
Plus 2008)
Maximum Charge/ 3/                         0.75%                1.90%                 2.40%                 2.40%
Current Charge (if elected on or           0.60%                1.75%                 2.25%                 2.25%
after May 1, 2009)
--------------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
Maximum Charge/ 3/                         0.75%                1.90%                 2.40%                 2.40%
Current Charge (if elected on or           0.60%                1.75%                 2.25%                 2.25%
after May 1, 2009)
--------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
(GMWB)
Maximum Charge/ 3/                         1.00%                2.15%                 2.65%                 2.65%
Current Charge                             0.35%                1.50%                 2.00%                 2.00%
--------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)
Maximum Charge/ 3/                      1.00% of PIV     1.15% + 1.00% of PIV  1.65% +1.00% of PIV   1.65% + 1.00% of PIV
Current Charge                          0.50% of PIV     1.15% + 0.50% of PIV  1.65 + 0.50% of PIV   1.65% + 0.50% of PIV
--------------------------------------------------------------------------------------------------------------------------
LIFETIME FIVE/SM/ INCOME BENEFIT
Maximum Charge/ 3/                         1.50%                2.65%                 3.15%                 3.15%
Current Charge                             0.60%                1.75%                 2.25%                 2.25%
--------------------------------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge/ 3/                         1.50%                2.65%                 3.15%                 3.15%
Current Charge                             0.75%                1.90%                 2.40%                 2.40%
--------------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT
Maximum Charge/ 3/                         1.50%                 N/A                  3.15%                 3.15%
Current Charge                             0.60%                 N/A                  2.25%                 2.25%
--------------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT
Maximum Charge/ 3/                      1.50% of PWV     1.15% + 1.50% of PWV  1.65% + 1.50% of PWV  1.65% + 1.50% of PWV
Current Charge                          0.60% of PWV     1.15% + 0.60% of PWV  1.65% + 0.60% of PWV  1.65% + 0.60% of PWV
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                          YOUR OPTIONAL BENEFIT FEES AND
                                                    CHARGES/ 1/
-------------------------------------------------------------------------------------------------------------------
     OPTIONAL BENEFIT           OPTIONAL               TOTAL                  TOTAL                 TOTAL
                               BENEFIT FEE/           ANNUAL                 ANNUAL                 ANNUAL
                                 CHARGE             CHARGE/ 2/             CHARGE/ 2/             CHARGE/ 2/
                             (as a percentage   for AS Cornerstone         for ASL II              for XT6
                             of sub-account
                               net assets,
                             unless otherwise
                               indicated)
-------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME
SEVEN INCOME BENEFIT WITH
BENEFICIARY INCOME OPTION
(BIO)
Maximum Charge/ 3/             2.00% of PWV    1.15% + 2.00% of PWV    1.65% + 2.00% of PWV   1.65% + 2.00% of PWV
Current Charge                 0.95% of PWV    1.15% + 0.95% of PWV    1.65% + 0.95% of PWV   1.65% + 0.95% of PWV
-------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME
SEVEN INCOME BENEFIT WITH
LIFETIME INCOME ACCELERATOR
(LIA)
Maximum Charge/ 3/             2.00% of PWV    1.15% + 2.00% of PWV   1.65% + 2.00% of PWV   1.65% + 2.00% of PWV
Current Charge                 0.95% of PWV    1.15% + 0.95% of PWV    1.65% + 0.95% of PWV   1.65% + 0.95% of PWV
-------------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY
LIFETIME SEVEN INCOME
BENEFIT
Maximum Charge/ 3/             1.50% of PWV    1.15% + 1.50 % of PWV   1.65% + 1.50% of PWV   1.65% + 1.50% of PWV
Current Charge                 0.75% of PWV    1.15% + 0.75% of PWV    1.65% + 0.75% of PWV   1.65% + 0.75% of PWV
-------------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY
LIFETIME SEVEN WITH
BENEFICIARY INCOME OPTION
(BIO)
Maximum Charge/ 3/             2.00% of PWV    1.15% + 2.00% of PWV    1.65% + 2.00% of PWV   1.65% + 2.00% of PWV
Current Charge                 0.95% of PWV    1.15% + 0.95% of PWV    1.65% + 0.95% of PWV   1.65% + 0.95% of PWV
-------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7
PLUS
Maximum Charge /3/           1.50% greater of  1.15% + 1.50% greater  1.65% + 1.50% greater  1.65% + 1.50% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
Current Charge               0.75% greater of  1.15% + 0.75% greater  1.65% + 0.75% greater  1.65% + 0.75% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
-------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7
PLUS WITH BENEFICIARY INCOME
OPTION (BIO)
Maximum Charge /3/           2.00% greater of  1.15% + 2.00% greater  1.65% + 2.00% greater  1.65% + 2.00% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
Current Charge               1.10% greater of  1.15% + 1.10% greater  1.65% + 1.10% greater  1.65% + 1.10% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
-------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7
PLUS WITH LIFETIME INCOME
ACCELERATOR (LIA)
Maximum Charge /3/           2.00% greater of  1.15% + 2.00% greater  1.65% + 2.00% greater  1.65% + 2.00% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
Current Charge               1.10% greater of  1.15% + 1.10% greater  1.65% + 1.10% greater  1.65% + 1.10% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                          YOUR OPTIONAL BENEFIT FEES AND
                                                    CHARGES/ 1/
-------------------------------------------------------------------------------------------------------------------
     OPTIONAL BENEFIT           OPTIONAL               TOTAL                  TOTAL                 TOTAL
                               BENEFIT FEE/           ANNUAL                 ANNUAL                 ANNUAL
                                 CHARGE             CHARGE/ 2/             CHARGE/ 2/             CHARGE/ 2/
                             (as a percentage   for AS Cornerstone         for ASL II              for XT6
                             of sub-account
                               net assets,
                             unless otherwise
                               indicated)
-------------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY
LIFETIME 7 PLUS
Maximum Charge /3/           1.50% greater of  1.15% + 1.50% greater  1.65% + 1.50% greater  1.65% + 1.50% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
Current Charge               0.90% greater of  1.15% + 0.90% greater  1.65% + 0.90% greater  1.65% + 0.90% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
-------------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY
LIFETIME 7 PLUS
WITH BENEFICIARY INCOME
OPTION (BIO)
Maximum Charge /3/           2.00% greater of  1.15% + 2.00% greater  1.65% + 2.00% greater  1.65% + 2.00% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
Current Charge               1.10% greater of  1.15% + 1.10% greater  1.65% + 1.10% greater  1.65% + 1.10% greater
                              Account Value    of Account Value and   of Account Value and   of Account Value and
                                 and PWV                PWV                    PWV                    PWV
-------------------------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY
PROTECTION DEATH BENEFIT
Current and Maximum               0.25%                1.40%                  1.90%                  1.90%
Charge /4/
-------------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE
DEATH BENEFIT (HAV)
Current and Maximum               0.40%                1.55%                  2.05%                  2.05%
Charge /4/ (if elected on
or after May 1, 2009)
-------------------------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP
AND HAV DEATH BENEFIT
Current and Maximum               0.80%                1.95%                  2.45%                  2.45%
Charge /4/ (if elected on
or after May 1, 2009)
-------------------------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH
BENEFIT (HDV)
Current and Maximum               0.50%                1.65%                  2.15%                  2.15%
Charge /4/
-------------------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
-------------------------------------------------------------------------------------------------------------------


 How Charge is Determined


 1 Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

    GRO Plus 2008: Charge for the benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: 0.35% charge of the Sub-account assets. For AS Cornerstone, 1.50% total annual charge applies in all Annuity Years. For ASL II, 2.00% total annual charge applies in all Annuity Years. For XT6, total annual charge is 2.00% in Annuity Years 1-10 and is 1.00% thereafter. If you elect the benefit on or after May 1, 2009 the fees are as follows:
    For AS Cornerstone, 1.75% total annual charge applies in all Annuity Years. For ASL II, 2.25% total annual charge applies in all Annuity Years. For XT6, total annual charge is 2.25% in Annuity Years 1-10 and is 1.25% thereafter.
    Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: 0.35% charge of the Sub-account assets. For AS Cornerstone, 1.50% total annual charge applies in all Annuity Years. For ASL II, 2.00% total annual charge applies in all Annuity Years. For XT6, total annual charge is 2.00% in Annuity Years 1-10 and is 1.00% thereafter. If you elect the benefit on or after May 1, 2009: For AS Cornerstone, 1.75% total annual charge applies in all Annuity Years. For ASL II, 2.25% total annual charge applies in all Annuity Years. For XT6, total annual charge is 2.25% in Annuity Years 1-10 and is 1.25% thereafter.

    Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For AS Cornerstone, 1.50% total annual charge applies in all Annuity years. For ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.

    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For AS Cornerstone, 0.50% of PIV for GMIB is in addition to 1.15% annual charge in all Annuity years. For ASL II, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For XT6, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For AS Cornerstone, 1.75% total annual charge applies in all Annuity years. For ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For AS Cornerstone, 1.90% total annual charge applies in all Annuity years. For ASL II, 2.40% total annual charge applies in all Annuity years, and for XT6, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections.
    Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For AS Cornerstone, 0.60% for HD7 is in addition to 1.15% annual charge in all Annuity years. For ASL II, 0.60% for HD7 is in addition to 1.65% annual charge. For XT6, 0.60% for HD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Highest Daily Lifetime Seven With Beneficiary Income Option. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For AS Cornerstone, 0.95% is in addition to 1.15% in all Annuity Years. For ASL II, 0.95% is in addition to 1.65% annual charge. For XT6, 0.95% is in addition to 1.65% annual charge in Annuity Years 1-10 and 0.65% annual charge in subsequent Annuity Years.
    Highest Daily Lifetime Seven With Lifetime Income Accelerator. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For AS Cornerstone, 0.95% is in addition to 1.15% annual charge in all Annuity Years. For XT6, 0.95% is in addition to 1.65% annual charge in Annuity Years 1-10 and 0.65% annual charge in subsequent Annuity Years.
    Spousal Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For AS Cornerstone, 0.75% for SHD7 is in addition to 1.15% annual charge in all Annuity years. For ASL II, 0.75% for SHD7 is in addition to 1.65% annual charge. For XT6, 0.75% for SHD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.

    Spousal Highest Daily Lifetime Seven With Beneficiary Income Option. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For AS Cornerstone, 0.95% of PWV is in addition to 1.15% annual charge in all Annuity Years. For ASL II, 0.95% of PWV is in addition to 1.65% annual charge. For XT6, 0.95% of PWV is in addition to 1.65% annual charge in Annuity Years 1-10 and 0.65% annual charge in subsequent Annuity Years.

    Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For AS Cornerstone, 0.75% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus with BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For AS Cornerstone, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Highest Daily Lifetime 7 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For AS Cornerstone, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For AS Cornerstone, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Spousal Highest Daily Lifetime 7 Plus with BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For AS Cornerstone, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For
    AS Cornerstone, 1.40% total annual charge applies in all Annuity years. For ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

    Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts, if you elected the benefit prior to May 1, 2009 the fees are as follows: 0.25% of the assets. For AS Cornerstone, 1.40% total annual charge applies in all Annuity Years. For ASL II, 1.90% total annual charge applies in all Annuity Years. For XT6, total annual charge is 1.90% in Annuity Years 1-10 and is 0.90% thereafter. If you elected the benefit on or after May 1, 2009 the fees are as follows: For AS Cornerstone, 1.55% total annual charge applies in all Annuity Years. For ASL II, 2.05% total annual charge applies in all Annuity Years. For XT6, total annual charge is 2.05% in Annuity Years 1-10 and is 1.05% thereafter.
    Combination 5% Roll-up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts, if you elected the benefit prior to May 1, 2009 the fees are as follows: 0.50% of Sub-account assets if you elected benefit prior to May 1, 2009. For
    AS Cornerstone, 1.65% total annual charge applies in all Annuity Years. For ASL II, 2.15% total annual charge applies in all Annuity Years. For XT6, total annual charge is 2.15% in Annuity Years 1-10 and is 1.15% thereafter. If you elected the benefit on or after May 1, 2009 the fees are as follows:
    For AS Cornerstone, 1.95% total annual charge applies in all Annuity Years. For ASL II, 2.45% total annual charge applies in all Annuity Years. For XT6, total annual charge is 2.45% in Annuity Years 1-10 and is 1.45% thereafter.

    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For AS Cornerstone, 1.65% total annual charge applies in all Annuity years. For ASL II, 2.15% total annual charge applies in all Annuity years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.
 2. The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.

 3. We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

 4. Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2008. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.62%    2.97%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2008, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



------------------------------------------------------------------------------------------------
                  UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

      (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------
                                                     For the year ended December 31, 2008
                                               -------------------------------------------------
            UNDERLYING PORTFOLIO                                             Acquired    Total
                                                                             Portfolio  Annual
                                               Management  Other              Fees &   Portfolio
                                                  Fee     Expenses 12b-1 Fee Expenses  Expenses
------------------------------------------------------------------------------------------------
Advanced Series Trust/ 1,2,3/
 AST Academic Strategies Asset Allocation/ 4/    0.72%     0.08%     0.00%     0.74%     1.54%
 AST Advanced Strategies                         0.85%     0.22%     0.00%     0.02%     1.09%
 AST Aggressive Asset Allocation                 0.15%     0.05%     0.00%     0.90%     1.10%
 AST AllianceBernstein Core Value                0.75%     0.18%     0.00%     0.00%     0.93%
 AST AllianceBernstein Growth & Income           0.75%     0.13%     0.00%     0.00%     0.88%
 AST American Century Income & Growth/ 5/        0.75%     0.18%     0.00%     0.00%     0.93%
 AST Balanced Asset Allocation                   0.15%     0.02%     0.00%     0.93%     1.10%
 AST Bond Portfolio 2015/ 6/                     0.64%     0.26%     0.00%     0.00%     0.90%
 AST Bond Portfolio 2016/ 6,7/                   0.65%     1.02%     0.00%     0.00%     1.67%
 AST Bond Portfolio 2018/ 6/                     0.64%     0.35%     0.00%     0.00%     0.99%
 AST Bond Portfolio 2019/ 6/                     0.64%     0.47%     0.00%     0.00%     1.11%
 AST Bond Portfolio 2020/ 6,7/                   0.65%     1.02%     0.00%     0.00%     1.67%
 AST Capital Growth Asset Allocation             0.15%     0.01%     0.00%     0.96%     1.12%
 AST CLS Growth Asset Allocation/ 8/             0.30%     0.20%     0.00%     0.95%     1.45%
 AST CLS Moderate Asset Allocation/ 8/           0.30%     0.16%     0.00%     0.93%     1.39%
 AST Cohen & Steers Realty Portfolio/ 5/         1.00%     0.17%     0.00%     0.00%     1.17%
 AST DeAM Large-Cap Value                        0.85%     0.15%     0.00%     0.00%     1.00%
 AST Federated Aggressive Growth                 0.95%     0.21%     0.00%     0.00%     1.16%
 AST First Trust Balanced Target                 0.85%     0.15%     0.00%     0.00%     1.00%
 AST First Trust Capital Appreciation Target     0.85%     0.15%     0.00%     0.00%     1.00%
 AST Focus Four Plus/ 9/                         0.85%     1.08%     0.00%     0.11%     2.04%
 AST Global Real Estate                          1.00%     0.27%     0.00%     0.00%     1.27%
 AST Goldman Sachs Concentrated Growth           0.90%     0.14%     0.00%     0.00%     1.04%
 AST Goldman Sachs Mid-Cap Growth                1.00%     0.18%     0.00%     0.00%     1.18%
 AST Goldman Sachs Small-Cap Value               0.95%     0.22%     0.00%     0.00%     1.17%
 AST High Yield/ 8/                              0.75%     0.18%     0.00%     0.00%     0.93%
 AST Horizon Growth Asset Allocation/ 10/        0.30%     0.35%     0.00%     0.93%     1.58%
 AST Horizon Moderate Asset Allocation/ 10/      0.30%     0.28%     0.00%     0.87%     1.45%
 AST International Growth                        1.00%     0.18%     0.00%     0.00%     1.18%
 AST International Value                         1.00%     0.18%     0.00%     0.00%     1.18%
 AST Investment Grade Bond/ 6/                   0.64%     0.13%     0.00%     0.00%     0.77%
 AST JPMorgan International Equity/ 5/           0.89%     0.20%     0.00%     0.00%     1.09%
 AST Large-Cap Value/ 5/                         0.75%     0.12%     0.00%     0.00%     0.87%

------------------------------------------------------------------------------------------------------------
                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

            (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------
                                                                 For the year ended December 31, 2008
                                                           -------------------------------------------------
                  UNDERLYING PORTFOLIO                                                   Acquired    Total
                                                                                         Portfolio  Annual
                                                           Management  Other              Fees &   Portfolio
                                                              Fee     Expenses 12b-1 Fee Expenses  Expenses
------------------------------------------------------------------------------------------------------------
Advanced Series Trust continued
 AST Lord Abbett Bond-Debenture                              0.80%     0.17%     0.00%     0.00%     0.97%
 AST Marsico Capital Growth                                  0.90%     0.13%     0.00%     0.00%     1.03%
 AST MFS Global Equity                                       1.00%     0.32%     0.00%     0.00%     1.32%
 AST MFS Growth                                              0.90%     0.15%     0.00%     0.00%     1.05%
 AST Mid-Cap Value                                           0.95%     0.19%     0.00%     0.00%     1.14%
 AST Money Market/ 5/                                        0.50%     0.12%     0.00%     0.00%     0.62%
 AST Neuberger Berman/LSV Mid-Cap Value                      0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Mid-Cap Growth/ 5/                     0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Small-Cap Growth                       0.95%     0.21%     0.00%     0.00%     1.16%
 AST Niemann Capital Growth Asset Allocation/ 10/            0.30%     0.29%     0.00%     0.87%     1.46%
 AST Parametric Emerging Markets Equity                      1.10%     0.53%     0.00%     0.00%     1.63%
 AST PIMCO Limited Maturity Bond                             0.65%     0.15%     0.00%     0.00%     0.80%
 AST PIMCO Total Return Bond                                 0.65%     0.13%     0.00%     0.00%     0.78%
 AST Preservation Asset Allocation                           0.15%     0.02%     0.00%     0.87%     1.04%
 AST QMA US Equity Alpha/ 11/                                1.00%     0.57%     0.00%     0.00%     1.57%
 AST Schroders Multi-Asset World Strategies                  1.10%     0.35%     0.00%     0.00%     1.45%
 AST Small-Cap Growth                                        0.90%     0.22%     0.00%     0.00%     1.12%
 AST Small-Cap Value                                         0.90%     0.18%     0.00%     0.00%     1.08%
 AST T. Rowe Price Asset Allocation                          0.85%     0.15%     0.00%     0.00%     1.00%
 AST T. Rowe Price Global Bond                               0.80%     0.19%     0.00%     0.00%     0.99%
 AST T. Rowe Price Large-Cap Growth                          0.88%     0.13%     0.00%     0.00%     1.01%
 AST T. Rowe Price Natural Resources Portfolio               0.90%     0.14%     0.00%     0.00%     1.04%
 AST UBS Dynamic Alpha                                       1.00%     0.16%     0.00%     0.00%     1.16%
 AST Western Asset Core Plus Bond                            0.70%     0.14%     0.00%     0.00%     0.84%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds/ 12/
 AIM V.I. Dynamics Fund - Series I shares                    0.75%     0.47%     0.00%     0.00%     1.22%
 AIM V.I. Financial Services Fund - Series I shares          0.75%     0.48%     0.00%     0.01%     1.24%
 AIM V.I. Global Health Care Fund - Series I shares          0.75%     0.38%     0.00%     0.01%     1.14%
 AIM V.I. Technology Fund - Series I shares                  0.75%     0.41%     0.00%     0.01%     1.17%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust/ 13/
 Growth                                                      0.70%     0.24%     0.00%     0.01%     0.95%
 International Equity                                        0.42%     0.25%     0.00%     0.00%     0.67%
 Omega                                                       0.52%     0.20%     0.00%     0.00%     0.72%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
First Defined Portfolio Fund, LLC
 First Trust Target Focus Four                               0.60%     2.12%     0.25%     0.00%     2.97%
 Global Dividend Target 15                                   0.60%     0.68%     0.25%     0.00%     1.53%
 NASDAQ(R) Target 15                                         0.60%     1.28%     0.25%     0.00%     2.13%
 S&P(R) Target 24                                            0.60%     0.98%     0.25%     0.00%     1.83%
 Target Managed VIP                                          0.60%     0.66%     0.25%     0.00%     1.51%
 The Dow(R) DART 10                                          0.60%     0.96%     0.25%     0.00%     1.81%
 The Dow(R) Target Dividend                                  0.60%     0.62%     0.25%     0.00%     1.47%
 Value Line(R) Target 25                                     0.60%     0.66%     0.25%     0.00%     1.51%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust/ 14/
 Franklin Templeton VIP Founding Funds Allocation Fund       0.00%     0.13%     0.00%     0.65%     0.78%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Nationwide Variable Insurance Trust
 Gartmore NVIT Developing Markets/ 15/                       0.95%     0.21%     0.25%      N/A      1.41%

-----------------------------------------------------------------------------------------------
                  UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

      (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------
                                                    For the year ended December 31, 2008
                                              -------------------------------------------------
            UNDERLYING PORTFOLIO                                            Acquired    Total
                                                                            Portfolio  Annual
                                              Management  Other              Fees &   Portfolio
                                                 Fee     Expenses 12b-1 Fee Expenses  Expenses
-----------------------------------------------------------------------------------------------
ProFunds VP/ 16/
 Access VP High Yield                           0.75%     0.75%     0.25%     0.00%     1.75%
 Asia 30                                        0.75%     0.67%     0.25%     0.00%     1.67%
 Banks                                          0.75%     0.86%     0.25%     0.00%     1.86%
 Basic Materials                                0.75%     0.71%     0.25%     0.00%     1.71%
 Bear                                           0.75%     0.70%     0.25%     0.00%     1.70%
 Biotechnology                                  0.75%     0.74%     0.25%     0.00%     1.74%
 Bull                                           0.75%     0.71%     0.25%     0.00%     1.71%
 Consumer Goods                                 0.75%     0.92%     0.25%     0.00%     1.92%
 Consumer Services                              0.75%     1.49%     0.25%     0.00%     2.49%
 Europe 30                                      0.75%     0.68%     0.25%     0.00%     1.68%
 Financials                                     0.75%     0.83%     0.25%     0.00%     1.83%
 Internet                                       0.75%     0.77%     0.25%     0.00%     1.77%
 Japan                                          0.75%     0.70%     0.25%     0.00%     1.70%
 Large-Cap Growth                               0.75%     0.75%     0.25%     0.00%     1.75%
 Large-Cap Value                                0.75%     0.80%     0.25%     0.00%     1.80%
 Mid-Cap Growth                                 0.75%     0.77%     0.25%     0.00%     1.77%
 Mid-Cap Value                                  0.75%     0.77%     0.25%     0.00%     1.77%
 NASDAQ-100                                     0.75%     0.74%     0.25%     0.00%     1.74%
 Oil & Gas                                      0.75%     0.71%     0.25%     0.00%     1.71%
 Pharmaceuticals                                0.75%     0.75%     0.25%     0.00%     1.75%
 Precious Metals                                0.75%     0.69%     0.25%     0.00%     1.69%
 Real Estate                                    0.75%     0.77%     0.25%     0.00%     1.77%
 Rising Rates Opportunity                       0.75%     0.66%     0.25%     0.00%     1.66%
 Semiconductor                                  0.75%     0.94%     0.25%     0.00%     1.94%
 Short Mid-Cap                                  0.75%     0.71%     0.25%     0.00%     1.71%
 Short NASDAQ-100                               0.75%     0.74%     0.25%     0.00%     1.74%
 Short Small-Cap                                0.75%     0.69%     0.25%     0.00%     1.69%
 Small-Cap Growth                               0.75%     0.82%     0.25%     0.00%     1.82%
 Small-Cap Value                                0.75%     0.91%     0.25%     0.00%     1.91%
 Technology                                     0.75%     0.73%     0.25%     0.00%     1.73%
 Telecommunications                             0.75%     0.77%     0.25%     0.00%     1.77%
 U.S. Government Plus                           0.50%     0.68%     0.25%     0.00%     1.43%
 UltraBull                                      0.75%     0.79%     0.25%     0.00%     1.79%
 UltraMid-Cap                                   0.75%     0.75%     0.25%     0.00%     1.75%
 UltraNASDAQ-100                                0.75%     0.75%     0.25%     0.00%     1.75%
 UltraSmall-Cap                                 0.75%     0.81%     0.25%     0.00%     1.81%
 Utilities                                      0.75%     0.73%     0.25%     0.00%     1.73%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
The Prudential Series Fund
 SP International Growth Portfolio              0.85%     0.29%     0.25%        --     1.39%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Wells Fargo Variable Trust/ 17/
 Wells Fargo Advantage VT Equity Income Fund    0.55%     0.24%     0.25%     0.00%     1.04%



 1 Advanced Series Trust: Share of the Portfolios are generally purchased through variable insurance products. The Advanced Series Trust (the "Trust") has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust (except as noted below), Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below.



       Average Daily Net Assets of Portfolio         Fee Rate Including Waiver
 ------------------------------------------------------------------------------
 Up to and including $500 million                       0.10% (no waiver)
 ------------------------------------------------------------------------------
 Over $500 million up to and including $750 million           0.09%
 ------------------------------------------------------------------------------
 Over $750 million up to and including $1 billion             0.08%
 ------------------------------------------------------------------------------
 Over $1 billion                                              0.07%
 ------------------------------------------------------------------------------

    The administrative services fee is not waived in the case of the Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios. The Dynamic Asset Allocation Portfolios are AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, and AST Preservation Asset Allocation. The Tactical Asset Allocation Portfolios are AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.

    The Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios are "fund of funds" which means each of these Portfolios invests primarily or exclusively in one or more mutual funds, referred to here as "Underlying Portfolios". A Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Portfolios. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. The AST Focus Four Plus Portfolio is not directly subject to the administrative services fee to the extent it invests in the Core Plus Bond Portfolio or any other Trust Portfolio. The AST Academic Strategies Portfolio is not directly subject to the administrative services fee to the extent it invests in any other Trust Portfolio. In determining the administrative services fee, only assets of a Tactical Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio, and AST Focus Four Plus Portfolio that are not invested in Underlying Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Portfolio paying higher administrative services fees than if all of the assets of the Portfolio were counted for purposes of computing the relevant administrative services fee breakpoints. The Underlying Portfolios in which the Dynamic Asset Allocation Portfolios, Tactical Asset Allocation Portfolios, and AST Academic Strategies Asset Allocation Portfolio invest, however, will be subject to the administrative services fee.

 2 Some of the Portfolios invest in other investment companies (the "Acquired Portfolios"). For example, each Dynamic and Tactical Asset Allocation Portfolio invests in shares of other Portfolios of the Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2008. The Dynamic Asset Allocation Portfolios and AST Focus Four Plus Portfolio do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios in the prospectus for the Trust.

 3 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

 4 Academic Strategies Asset Allocation Portfolio: The only investment management fee to be paid directly to the Investment Managers by the Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in portfolios of the Trust (referred to here as "Underlying Trust Funds") under normal circumstances, the Academic Strategies Asset Allocation Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds. To the extent that the other Asset Allocation Portfolios invest their assets in Underlying Trust Funds, such Asset Allocation Portfolios will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.

    The Academic Strategies Asset Allocation Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds. The Underlying Trust Funds in which the Academic Strategies Asset Allocation Portfolio invests, however, will be subject to the administrative services fee.

    The Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Asset Allocation Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Asset Allocation Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Asset Allocation Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Asset Allocation Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Asset Allocation Portfolio's actual "Acquired Portfolio Fees and Expenses" may be higher than 0.685% of the Portfolio's average daily net assets on an annualized basis. These arrangements relating to the Portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

    The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Academic Strategies Asset Allocation Portfolio's first year of operations (i.e., July 21, 2008 through July 20,
    2009).

 5 Effective as of July 1, 2008, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.



               Portfolio                Fee Waiver and/or Expense Limitation
  ---------------------------------------------------------------------------
  AST Large-Cap Value                                  0.84%
  ---------------------------------------------------------------------------
  AST Cohen & Steers Realty                            0.97%
  ---------------------------------------------------------------------------
  AST American Century Income & Growth                 0.87%
  ---------------------------------------------------------------------------
  AST High Yield                                       0.88%
  ---------------------------------------------------------------------------
  AST Money Market                                     0.56%
  ---------------------------------------------------------------------------
  AST JPMorgan International Equity                    1.01%
  ---------------------------------------------------------------------------
  AST Neuberger Berman Mid-Cap Growth                  1.25%
  ---------------------------------------------------------------------------

 6 With respect to each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolios so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2009. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 7 AST Bond Portfolio 2016 and AST Bond Portfolio 2020 are based on estimated expenses for 2009 at an estimated asset level.
 8 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $200 million.
 9 The Investment Managers have contractually agreed to waive their investment management fees on AST Focus Four Plus Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio through May 1, 2010. Under normal circumstances, the Portfolio invests approximately 25% of its assets in the AST Western Asset Core Plus Bond Portfolio. Assuming a contractual fee waiver of 0.21% (i.e., 25% of the Portfolio's contractual investment management fee of 0.85%), the annualized operating expense ratio of the Portfolio would be reduced from 2.04% to 1.83%.
 10 The Investment Managers also have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $750 million. All of these arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 11 With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.
 12 Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.93% of average daily net assets.
 13 The Total fees in the table above include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies (each, an Acquired Fund). The Total ratio of expenses to net assets excludes expense reductions. Includes voluntary fee waivers and/or reimbursements. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.
 14 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the acquired fund in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.
 15 Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on September 18, 2008. Under no circumstances, during a six-month transition period, as described on page 6 of Fund prospectus, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.
 16 Other Expenses and Total Annual Portfolio Operating Expenses, which are as of December 31, 2008, have been restated to reflect subsequent changes in the contractual amounts of fees paid for management services. ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through April 30, 2010. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors. Reflects fee waivers, reimbursement of expenses, and expense reductions, if any.
 17 The breakpoint schedule for the Equity Income Fund is as follows: 0.55%
    from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, and may include expenses of any money market or other fund held by the fund.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuities Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2008 and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 7 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges).
   . For the XT6 example, no Purchase Payment Credit is granted under the Annuity.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.


 Expense Examples are provided as follows:


 If you surrender your annuity at the end of the applicable time period: /1/


                                   1 yr  3 yrs  5 yrs  10 yrs
                  -------------------------------------------
                  AS Cornerstone  $1,343 $2,458 $3,526 $6,200
                  -------------------------------------------
                  ASL II            $719 $2,108 $3,434 $6,496
                  -------------------------------------------
                  XT6/ 3/         $1,583 $2,876 $4,010 $6,592
                  -------------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /2/


                                   1 yr 3 yrs  5 yrs  10 yrs
                   -----------------------------------------
                   AS Cornerstone   N/A    N/A $3,238 $6,200
                   -----------------------------------------
                   ASL II          $719 $2,108 $3,434 $6,496
                   -----------------------------------------
                   XT6 /3/          N/A    N/A $3,434 $6,496
                   -----------------------------------------

 If you do not surrender your annuity:


                                   1 yr 3 yrs  5 yrs  10 yrs
                   -----------------------------------------
                   AS Cornerstone  $671 $1,978 $3,238 $6,200
                   -----------------------------------------
                   ASL II          $719 $2,108 $3,434 $6,496
                   -----------------------------------------
                   XT6 /3/         $719 $2,108 $3,434 $6,496
                   -----------------------------------------


 1 There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for the CDSC schedule for each Annuity.
 2 If you own XT6, you may not annuitize in the first Three (3) Annuity Years; if you own AS Cornerstone you may not annuitize in the first Annuity Year.
 3 XT6 Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule. Expense example calculations for XT6 Annuities are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

                                    SUMMARY

         Advanced Series Cornerstone ("ASAP 2008 II", "AS Cornerstone")
                    Advanced Series XTra Credit Six ("XT6")
                     Advanced Series LifeVest II ("ASL II")

 This Summary describes key features of the variable annuity described in this prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire prospectus for a complete description of the variable annuity. Your financial advisor can also help you if you have questions.

 What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal, or provide minimum death benefits for your beneficiaries or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 What does it mean that my variable annuity is "tax-deferred"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 What variable annuities are offered in this prospectus? This prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. With the help of your financial professional, you choose the annuity based on your time horizon, liquidity needs, and desire for credits. The annuities described in this prospectus are:
..   Advanced Series Cornerstone ("AS Cornerstone")
..   Advanced Series XTra Credit Six ("XT6")
..   Advanced Series LifeVest II ("ASL II")

 See Appendix F "Selecting the Variable Annuity That's Right For You" for a side-by-side comparison of the key features of each of these Annuities.


 How do I purchase one of the variable annuities? See your financial professional to complete an application. Your eligibility to purchase is based on your age and the size of your investment:


                               Maximum Age for  Minimum Initial
                   Product     Initial Purchase Purchase Payment
                ------------------------------------------------
                AS Cornerstone        85            $10,000
                ------------------------------------------------
                     XT6              75            $10,000
                ------------------------------------------------
                    ASL II            85            $15,000
                ------------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an Annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your annuity at any time, subject to maximums allowed by us and as provided by law.


 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by State law. You must cancel your Annuity in writing.


 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."


 How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the "Tax Considerations" section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.


 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 Options For Guaranteed Lifetime Withdrawals. We offer several optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income for life. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefit section for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus

..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 * No longer available for new elections in a given state once the Highest Daily Lifetime 7 Plus version is approved.

 Options for Guaranteed Accumulation. We offer several optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see the applicable optional benefits section for more information.

 These benefits contain detailed provisions, so please see the following sections of the prospectus for complete details:
..   Guaranteed Return Option Plus 2008
..   Highest Daily Guaranteed Return Option

 What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

 We also offer optional death benefits for an additional charge:
..   Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 HOW DO I RECEIVE CREDITS?
 With XT6, we apply a "Credit" to your annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other Annuities that do not offer credits. The amount of the Credit depends on the year during which the Purchase Payment is made:

 For annuities issued on or after February 13, 2006:


                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.50%*
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------


 * For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

 Please note that during the first 10 years, the total asset-based charges on the XT6 annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 annuity is higher and is deducted for a longer period of time as compared to our other annuities. We may take back Credits applied within 12 months of death or a medically-related surrender. We may also take back Credits if you return your Annuity under the "free-look" provision.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long you have held your Annuity. The CDSC is different depending on which annuity you purchase:

               Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
-----------------------------------------------------------------------------------
AS Cornerstone 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00%   -     -       -
-----------------------------------------------------------------------------------
     XT6*      9.00% 9.00% 8.00% 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00%   0.00%
-----------------------------------------------------------------------------------
ASL II - There is no CDSC for this Annuity
-----------------------------------------------------------------------------------

 *  For annuities issued before November 20, 2006, the schedule is as follows:
    Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year
    6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+:
    0.0%.

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.


 Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value. Except for XT6, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your Purchase Payments and is designed to approximate the taxes that we are required to pay.

 Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:

            --------------------------------------------------------
                   FEE/CHARGE         AS Cornerstone  ASL II   XT6
            --------------------------------------------------------
            Mortality & Expense Risk      1.00%       1.50%   0.50%
            Charge
            --------------------------------------------------------
            Administration Charge         0.15%       0.15%   0.15%
            --------------------------------------------------------
            Total Insurance Charge        1.15%       1.65%   0.65%
            --------------------------------------------------------

 Distribution Charge: For XT6, we deduct a Distribution Charge. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the average assets allocated to the Sub-accounts and is equal to 1.00% in Annuity Years 1-10.


 Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 Costs to Sell and Administer Our Variable Annuity: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 Other Information
 Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and /or their affiliates.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


 Effective May 1, 2004, the SP International Growth Portfolio (formerly the SP William Blair International Growth Portfolio) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/ or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.

 For XT6, and ASL II Annuities issued beginning on May 26, 2008, we will significantly limit the Owner's ability to invest in the ProFund VP Portfolios. Specifically:
   . We will not permit those who acquire an XT6, or ASLII Annuity on or after May 26, 2008 (including beneficiaries who acquire such an Annuity under the Beneficiary Continuation Option) to invest in any ProFund VP Portfolio; and
   . Those who acquired XT6, or ASL II Annuity prior to May 26, 2008 may invest in any ProFund VP Portfolio without being subject to the above restrictions.


 Profunds VP Portfolios are not, and never were available with AS Cornerstone.


 Stipulated Investment Options if you Elect Certain Optional Benefits
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.


 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Optional Allocation and Rebalancing Program." If you participate in the Optional Allocation and Rebalancing Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Optional Allocation and Rebalancing Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

                     Group I: Allowable Benefit Allocations



 Optional Benefit Name*                                    Allowable Benefit Allocations:

 Lifetime Five Income Benefit                              AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                      AST Capital Growth Asset Allocation Portfolio
 Highest Daily Lifetime Five Income Benefit                AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit               AST Preservation Asset Allocation Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit       AST First Trust Balanced Target Portfolio
 Highest Daily Value Death Benefit                         AST First Trust Capital Appreciation Target Portfolio
 Highest Daily Lifetime Seven with Beneficiary Income      AST Focus Four Plus Portfolio
 Option                                                    AST Advanced Strategies Portfolio
 Spousal Highest Daily Lifetime Seven with Beneficiary     AST T. Rowe Price Asset Allocation Portfolio
 Income Option                                             AST UBS Dynamic Alpha Strategy Portfolio
 Highest Daily Lifetime Seven with Lifetime Income         AST Niemann Capital Growth Asset Allocation Portfolio
 Accelerator                                               AST CLS Growth Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit              AST CLS Moderate Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus with Beneficiary            AST Horizon Growth Asset Allocation Portfolio
 Income Option                                             AST Horizon Moderate Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime               AST Schroders Multi-Asset World Strategies Asset
 Income Accelerator                                        Allocation Portfolio
 Spousal Highest Daily Lifetime 7 Plus                     Franklin Templeton VIP Founding Funds Allocation Fund
 Income Benefit
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary
 Income Option
------------------------------------------------------------------------------------------------------------------

 Optional Benefit Name*                                    All investment options permitted, EXCEPT these:

 Combo 5% Rollup & HAV Death Benefit                       Value Line(R) Target 25
 Guaranteed Minimum Income Benefit                         AIM V.I. Technology
 Guaranteed Minimum Withdrawal Benefit                     NASDAQ(R) Target 15
 GRO/GRO PLUS/GRO PLUS 2008                                Evergreen VA Growth Fund
 Highest Anniversary Value Death Benefit                   Access VP High Yield
 Highest Daily GRO                                         ProFund VP UltraNASDAQ 100
                                                           ProFund VP UltraSmall-Cap
                                                           ProFund VP Semiconductor
                                                           ProFund VP Internet
                                                           ProFund VP UltraBull
                                                           ProFund VP Technology
                                                           ProFund VP Biotechnology
                                                           ProFund VP Short Small-Cap
                                                           ProFund VP Short Mid-Cap
------------------------------------------------------------------------------------------------------------------

 Optional Benefit Name*                                    All investment options permitted, EXCEPT these:

 GRO PLUS 2008                                             ProFund VP Ultra Mid-Cap
 Highest Daily GRO                                         ProFund VP Precious Metals
                                                           ProFund VP NASDAQ-100
                                                           ProFund VP Asia 30
                                                           ProFund VP Short NASDAQ-100
                                                           Value Line(R) Target 25
                                                           AIM V.I. Technology
                                                           NASDAQ(R) Target 15
                                                           Evergreen VA Growth Fund
                                                           Access VP High Yield
                                                           ProFund VP UltraNASDAQ 100
                                                           ProFund VP UltraSmall-Cap
                                                           ProFund VP Semiconductor
                                                           ProFund VP Internet
                                                           ProFund VP UltraBull
                                                           ProFund VP Technology
                                                           ProFund VP Biotechnology
                                                           ProFund VP Short Small-Cap
                                                           ProFund VP Short Mid-Cap
------------------------------------------------------------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio and the AST Western Asset Core Plus Bond Portfolio).
 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.
 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end. Note that on the first quarter-end following your participation in the Optional Allocation and Rebalancing Benefit, we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Optional Allocation and Rebalancing Benefit.
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

              Group II: Optional Allocation & Rebalancing Program


                 Optional Benefit Name    Permitted Portfolios

 Highest Daily Lifetime Seven                              AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven                      AST Advanced Strategies
 Highest Daily Lifetime Seven with Beneficiary Income      AST Aggressive Asset Allocation
 Option                                                    AST AllianceBernstein Core Value
 Spousal Highest Daily Lifetime Seven with Beneficiary     AST AllianceBernstein Growth & Income
 Income Option                                             AST American Century Income & Growth
 Highest Daily Lifetime Seven with Lifetime Income         AST Balanced Asset Allocation
 Accelerator                                               AST Capital Growth Asset Allocation
 Highest Daily Lifetime 7 Plus                             AST CLS Growth Asset Allocation
 Spousal Highest Daily Lifetime 7 Plus                     AST CLS Moderate Asset Allocation
 Highest Daily Lifetime 7 Plus with Beneficiary Income     AST Cohen & Steers Realty
 Option                                                    AST DeAM Large-Cap Value
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary    AST Federated Aggressive Growth
 Income Option                                             AST First Trust Balanced Target
 Highest Daily Lifetime 7 Plus with Lifetime Income        AST First Trust Capital Appreciation Target
 Accelerator                                               AST Focus Four Plus
                                                           AST Global Real Estate
                                                           AST Goldman Sachs Concentrated Growth
                                                           AST Goldman Sachs Mid-Cap Growth
                                                           AST Goldman Sachs Small-Cap Value
                                                           AST High Yield
                                                           AST Horizon Growth Asset Allocation
                                                           AST Horizon Moderate Asset Allocation
                                                           AST International Growth
                                                           AST International Value
                                                           AST JPMorgan International Equity
                                                           AST Large-Cap Value
                                                           AST Lord Abbett Bond-Debenture
                                                           AST Marsico Capital Growth
                                                           AST MFS Global Equity
                                                           AST MFS Growth
                                                           AST Mid-Cap Value
                                                           AST Money Market
                                                           AST Neuberger Berman Mid-Cap Growth
                                                           AST Neuberger Berman/LSV Mid-Cap Value
                                                           AST Neuberger Berman Small-Cap Growth
                                                           AST Niemann Capital Growth Asset Allocation
                                                           AST PIMCO Limited Maturity Bond
                                                           AST PIMCO Total Return Bond
                                                           AST Preservation Asset Allocation
                                                           AST QMA US Equity Alpha
                                                           AST Schroders Multi-Asset World Strategies
                                                           AST Small-Cap Growth
                                                           AST Small-Cap Value
                                                           AST T. Rowe Price Asset Allocation
                                                           AST T. Rowe Price Global Bond
--------------------------------------------------------------------------------------------------------

              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST UBS Dynamic Alpha Strategy
              AST Western Asset Core Plus Bond
              Franklin Templeton VIP Founding Funds Allocation Fund
              ProFund VP**
              Access VP High Yield
              Asia 30
              Banks
              Basic Materials
              Bear
              Biotechnology
              Bull
              Consumer Goods
              Consumer Services
              Europe 30
              Financials
              Internet
              Japan
              Large-Cap Growth
              Large-Cap Value
              Mid-Cap Growth
              Mid-Cap Value
              Oil & Gas
              NASDAQ-100
              Pharmaceuticals
              Precious Metals
              Real Estate
              Rising Rates Opportunity
              Semiconductor
              Short Mid-Cap
              Short NASDAQ-100
              Short Small-Cap
              Small-Cap Growth
              Small-Cap Value
              Technology
              Telecommunications
              U.S. Government Plus
              UltraBull
              UltraMid-Cap
              UltraNASDAQ-100
              UltraSmall-Cap
              Utilities
          -----------------------------------------------------------


 * Detailed Information regarding these optional benefits can be fund in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 ** For XT6 and ASL II Annuities issued beginning on May 26, 2008, we limit the
    Owner's ability to invest in the ProFund VP Portfolios. Specifically:
..   We will not permit those who acquire an XT6, or ASL II Annuity on or after
    May 26, 2008 (including beneficiaries who acquire such an Annuity under the Beneficiary Continuation Option) to invest in any ProFund VP Portfolio; and
..   Those who acquired an XT6, or ASL II Annuity prior to May 26, 2008 may invest in any ProFund VP Portfolio without being subject to the above restrictions;
..   ProFunds VP Portfolios are not, and never were available with AS
    Cornerstone.


 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the variable sub-accounts used with the optional living benefits (the "Permitted Sub-accounts"). Specifically, because transfers to and from the Permitted Sub-accounts can be frequent and the amount transferred can vary, the Permitted Sub-accounts could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the Permitted Sub-accounts' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable fund for complete information about these effects.

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     STYLE/      INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
                     ADVANCED SERIES TRUST
    ------------------------------------------------------------------------
     ASSET    AST Academic Strategies Asset              AlphaSimplex
     ALLOCA   Allocation Portfolio (formerly known    Group, LLC; Credit
     TION     as AST Balanced Asset Allocation         Suisse Securities
              Portfolio): seeks long term capital      (USA) LLC; First
              appreciation. The Portfolio is a          Quadrant L.P.;
              multi- asset class fund that pursues    Jennison Associates
              both top-down asset allocation              LLC; Mellon
              strategies and bottom-up selection            Capital
              of securities, investment managers,         Management
              and mutual funds. Under normal          Corporation; Pacific
              circumstances, approximately 60% of         Investment
              the assets will be allocated to             Management
              traditional asset classes (including        Company LLC
              US and international equities and            (PIMCO);
              bonds) and approximately 40% of the      Prudential Bache
              assets will be allocated to              Asset Management,
              nontraditional asset classes               Incorporated;
              (including real estate, commodities,       Quantitative
              and alternative strategies). Those          Management
              percentages are subject to change at      Associates LLC
              the discretion of the advisor.
    ------------------------------------------------------------------------
     ASSET    AST Advanced Strategies Portfolio:           LSV Asset
     ALLOCA   seeks a high level of absolute              Management;
     TION     return. The Portfolio invests in          Marsico Capital
              traditional and non-traditional          Management, LLC;
              investment strategies and by            Pacific Investment
              investing in domestic and foreign           Management
              equity and fixed income securities,         Company LLC
              derivative instruments in exchange       (PIMCO); T. Rowe
              traded funds. The asset allocation       Price Associates,
              generally provides for an allotment     Inc.; William Blair
              of 50% of the portfolio assets to a       & Company, LLC;
              combination of domestic and                Quantitative
              international equity strategies and         Management
              the remainder in a combination of         Associates LLC
              U.S. fixed income, hedged
              international bond and real return
              bonds. The manager will allocate the
              assets of the portfolio across
              different investment categories and
              subadvisors.
    ------------------------------------------------------------------------
     ASSET    AST Aggressive Asset Allocation             Prudential
     ALLOCA   Portfolio: seeks to obtain total         Investments LLC;
     TION     return consistent with its specified       Quantitative
              level of risk. The Portfolio                Management
              primarily invests its assets in a         Associates LLC
              diversified portfolio of other
              mutual funds, the underlying
              portfolios, of the Advanced Series
              Trust and certain affiliated money
              market funds. Under normal market
              conditions, the Portfolio will
              devote approximately 100% of its net
              assets to underlying portfolios
              investing primarily in equity
              securities (with a range of 92.5% to
              100%) and the remainder of its net
              assets to underlying portfolios
              investing primarily in debt
              securities and money market
              instruments (with a range of 0% -
              7.5%). The Portfolio is not limited
              to investing exclusively in shares
              of the underlying portfolios and may
              invest in securities and futures
              contracts, swap agreements and other
              financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE    AST AllianceBernstein Core Value         AllianceBernstein
     CAP      Portfolio: seeks long-term capital             L.P.
     VALUE    growth by investing primarily in
              common stocks. The subadviser
              expects that the majority of the
              Portfolio's assets will be invested
              in the common stocks of large
              companies that appear to be
              undervalued. Among other things, the
              Portfolio seeks to identify
              compelling buying opportunities
              created when companies are
              undervalued on the basis of investor
              reactions to near-term problems or
              circumstances even though their
              long-term prospects remain sound.
              The subadviser seeks to identify
              individual companies with earnings
              growth potential that may not be
              recognized by the market at large.
    ------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &          AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
     ----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
      ASSET     AST Balanced Asset Allocation              Prudential
      ALLOCA    Portfolio (formerly known as AST        Investments LLC;
      TION      Conservative Asset Allocation             Quantitative
                Portfolio): seeks to obtain total          Management
                return consistent with its specified     Associates LLC
                level of risk. The Portfolio
                primarily invests its assets in a
                diversified portfolio of other
                mutual funds, the underlying
                portfolios, of the Advanced Series
                Trust and certain affiliated money
                market funds. Under normal market
                conditions, the Portfolio will
                devote approximately 60% of its net
                assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 52.5% to
                67.5%, and 40% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 32.5% to 47.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities and futures
                contracts, swap agreements and other
                financial and derivative instruments.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2015: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2015. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2016: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2016. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2018: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2018. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2019: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2019. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2020: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2020. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET       AST Capital Growth Asset Allocation        Prudential
     ALLOCA      Portfolio: seeks to obtain total        Investments LLC;
      TION       return consistent with its specified      Quantitative
                 level of risk. The Portfolio               Management
                 primarily invests its assets in a        Associates LLC
                 diversified portfolio of other
                 mutual funds, the underlying
                 portfolios, of the Advanced Series
                 Trust and certain affiliated money
                 market funds. Under normal market
                 conditions, the Portfolio will
                 devote approximately 75% of its net
                 assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities and futures
                 contracts, swap agreements and other
                 financial and derivative instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Growth Asset Allocation         CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Moderate Asset Allocation       CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
    SPECIALTY    AST Cohen & Steers Realty Portfolio:     Cohen & Steers
                 seeks to maximize total return              Capital
                 through investment in real estate       Management, Inc.
                 securities. The Portfolio pursues
                 its investment objective by
                 investing, under normal
                 circumstances, at least 80% of its
                 net assets in common stocks and
                 other equity securities issued by
                 real estate companies, such as real
                 estate investment trusts (REITs).
                 Under normal circumstances, the
                 Portfolio will invest substantially
                 all of its assets in the equity
                 securities of real estate companies,
                 i.e., a company that derives at
                 least 50% of its revenues from the
                 ownership, construction, financing,
                 management or sale of real estate or
                 that has at least 50% of its assets
                 in real estate. Real estate
                 companies may include real estate
                 investment trusts (REITs).
   -------------------------------------------------------------------------
     LARGE       AST DeAM Large-Cap Value Portfolio:         Deutsche
      CAP        seeks maximum growth of capital by         Investment
     VALUE       investing primarily in the value           Management
                 stocks of larger companies. The          Americas, Inc.
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadviser
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL       AST Federated Aggressive Growth         Federated Equity
      CAP        Portfolio: seeks capital growth. The       Management
     GROWTH      Portfolio pursues its investment           Company of
                 objective by investing primarily in      Pennsylvania/
                 the stocks of small companies that      Federated Global
                 are traded on national security            Investment
                 exchanges, NASDAQ stock exchange and    Management Corp.;
                 the over- the-counter-market. Small      Federated MDTA
                 companies will be defined as                  LLC
                 companies with market
                 capitalizations similar to companies
                 in the Russell 2000 Growth and S&P
                 600 Small Cap Index.
   -------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Balanced Target        First Trust Advisors
    ALLOCA      Portfolio: seeks long-term capital            L.P.
     TION       growth balanced by current income.
                The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and
                approximately 35% in fixed income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the Global Dividend Target 15,
                the NYSE(R) International Target 25,
                and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCA      Target Portfolio: seeks long-term             L.P.
     TION       capital growth. The Portfolio seeks
                to achieve its objective by
                investing approximately 80% in
                common stocks and approximately 20%
                in fixed income securities. The
                portfolio allocates the equity
                portion of the portfolio across five
                uniquely specialized strategies -
                the Value Line(R) Target 25, the
                Global Dividend Target 15, the
                Target Small Cap, the Nasdaq(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST Focus Four Plus Portfolio: seeks   First Trust Advisors
    ALLOCA      long-term capital growth. The                 L.P.
     TION       Portfolio seeks to achieve its
                objective by investing approximately
                75% in common stocks and
                approximately 25% in fixed-income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across four uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the NYSE(R) International Target
                25, and the S&P Target SMid 60. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks.
  ---------------------------------------------------------------------------
   SPECIALTY    AST Global Real Estate Portfolio:        Prudential Real
                seeks capital appreciation and          Estate Investors
                income. The Portfolio will normally
                invest at least 80% of its liquid
                assets (net assets plus any
                borrowing made for investment
                purposes) in equity-related
                securities of real estate companies.
                The Portfolio will invest in
                equity-related securities of real
                estate companies on a global basis
                and the Portfolio may invest up to
                15% of its net assets in ownership
                interests in commercial real estate
                through investments in private real
                estate.
  ---------------------------------------------------------------------------
    LARGE       AST Goldman Sachs Concentrated            Goldman Sachs
     CAP        Growth Portfolio: seeks long-term       Asset Management,
    GROWTH      growth of capital. The Portfolio              L.P.
                will pursue its objective by
                investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
  ---------------------------------------------------------------------------
   MID CAP      AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
    GROWTH      Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its             L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadviser
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
  ---------------------------------------------------------------------------
    SMALL       AST Goldman Sachs Small-Cap Value         Goldman Sachs
     CAP        Portfolio: seeks long-term capital      Asset Management,
    VALUE       appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets plus any
                borrowings for investment purposes
                in small capitalization companies.
                The 80% investment requirement
                applies at the time the Portfolio
                invests its assets. The Portfolio
                generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
  ---------------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED      AST High Yield Portfolio: seeks        Pacific Investment
     INCOME      maximum total return, consistent          Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio will invest, under normal
                 circumstances, at least 80% of its
                 net assets plus any borrowings for
                 investment purposes (measured at
                 time of purchase) in non-investment
                 grade high yield, fixed-income
                 investments which may be represented
                 by forwards or derivatives such as
                 options, futures contracts, or swap
                 agreements. Non-investment grade
                 investments are financial
                 instruments rated Ba or lower by a
                 Moody's Investors Services, Inc. or
                 equivalently rated by Standard
                 Poor's Corporation, or Fitch, or, if
                 unrated, determined by the
                 subadviser to be of comparable
                 quality.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Growth Asset Allocation         Horizon
      ALLOCA     Portfolio: seeks the highest           Investments, LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Moderate Asset                  Horizon
      ALLOCA     Allocation Portfolio: seeks the        Investments, LLC
      TION       highest potential total return
                 consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      INTER      AST International Growth Portfolio:     Marsico Capital
     NATIONAL    seeks long-term capital growth.        Management, LLC;
     EQUITY      Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of        Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
    ------------------------------------------------------------------------
      INTER      AST International Value Portfolio:         LSV Asset
     NATIONAL    seeks long-term capital                   Management;
     EQUITY      appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
    ------------------------------------------------------------------------
      FIXED      AST Investment Grade Bond Portfolio:      Prudential
     INCOME      seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
    ------------------------------------------------------------------------
      INTER      AST JPMorgan International Equity         J.P. Morgan
     NATIONAL    Portfolio: seeks long-term capital        Investment
     EQUITY      growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
    ------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     LARGE      AST Large-Cap Value Portfolio: seeks      Dreman Value
      CAP       current income and long-term growth        Management
     VALUE      of income, as well as capital             L.L.C.; Eaton
                appreciation. The Portfolio invests,          Vance
                under normal circumstances, at least       Management;
                80% of its net assets in common         Hotchkis and Wiley
                stocks of large capitalization               Capital
                companies. Large capitalization          Management LLC
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
   -------------------------------------------------------------------------
     FIXED      AST Lord Abbett Bond-Debenture          Lord, Abbett & Co.
    INCOME      Portfolio: seeks high current income           LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80%
                of the value of its assets in fixed
                income securities. The Portfolio
                allocates its assets principally
                among fixed income securities in
                four market sectors: U.S. investment
                grade securities, U.S. high yield
                securities, foreign securities
                (including emerging market
                securities) and convertible
                securities. Under normal
                circumstances, the Portfolio invests
                in each of the four sectors
                described above. However, the
                Portfolio may invest substantially
                all of its assets in any one sector
                at any time, subject to the
                limitation that at least 20% of the
                Portfolio's net assets must be
                invested in any combination of
                investment grade debt securities,
                U.S. Government securities and cash
                equivalents. The Portfolio may find
                good value in high yield securities,
                sometimes called "lower-rated bonds"
                or "junk bonds," and frequently may
                have more than half of its assets
                invested in those securities. The
                Portfolio may also make significant
                investments in mortgage-backed
                securities. Although the Portfolio
                expects to maintain a weighted
                average maturity in the range of
                five to twelve years, there are no
                maturity restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in
                equity securities. The Portfolio may
                invest up to 20% of its net assets
                in foreign securities.
   -------------------------------------------------------------------------
     LARGE      AST Marsico Capital Growth               Marsico Capital
      CAP       Portfolio: seeks capital growth.         Management, LLC
    GROWTH      Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
   -------------------------------------------------------------------------
     INTER      AST MFS Global Equity Portfolio:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
    EQUITY      circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
   -------------------------------------------------------------------------
     LARGE      AST MFS Growth Portfolio: seeks           Massachusetts
      CAP       long-term capital growth and future,    Financial Services
    GROWTH      rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
   -------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    MID CAP     AST Mid-Cap Value Portfolio: seeks      EARNEST Partners
     VALUE      to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
   --------------------------------------------------------------------------
     FIXED      AST Money Market Portfolio: seeks          Prudential
    INCOME      high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
    GROWTH      Portfolio: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman/LSV Mid-Cap            LSV Asset
     VALUE      Value Portfolio (formerly known as         Management;
                AST Neuberger Berman Mid-Cap Value      Neuberger Berman
                Portfolio): seeks capital growth.        Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
   --------------------------------------------------------------------------
     SMALL      AST Neuberger Berman Small-Cap          Neuberger Berman
      CAP       Growth Portfolio: seeks maximum          Management LLC
    GROWTH      growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
   --------------------------------------------------------------------------
     ASSET      AST Niemann Capital Growth Asset         Neimann Capital
     ALLOCA     Allocation Portfolio: seeks the          Management Inc.
     TION       highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
   --------------------------------------------------------------------------
     INTER      AST Parametric Emerging Markets        Parametric Portfolio
    NATIONAL    Equity Portfolio: seeks long-term        Associates LLC
    EQUITY      capital appreciation. The Portfolio
                normally invests at least 80% of its
                net assets in equity securities
                traded on the equity markets of
                emerging market countries, which are
                those considered to be developing.
                Emerging markets countries include
                countries in Asia, Latin America,
                the Middle East, Southern Europe,
                Eastern Europe, Africa and the
                region formerly comprising the
                Soviet Union. A company will be
                considered to be located in an
                emerging market country if it is
                domiciled in or derives more that
                50% of its revenues or profits from
                emerging market countries. The
                Portfolio seeks to employ a
                top-down, disciplined and structured
                investment process that emphasizes
                broad exposure and diversification
                among emerging market countries,
                economic sectors and issuers.
   --------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Limited Maturity Bond         Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investment
               instruments of varying maturities
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Total Return Bond             Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     ASSET     AST Preservation Asset Allocation           Prudential
     ALLOCA    Portfolio: seeks to obtain total         Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, the underlying
               portfolios, of the Advanced Series
               Trust and certain affiliated money
               market funds. Under normal market
               conditions, the Portfolio will
               devote approximately 35% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%. The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE     AST QMA US Equity Alpha Portfolio:         Quantitative
      CAP      seeks long term capital                     Management
     BLEND     appreciation. The portfolio utilizes      Associates LLC
               a long/short investment strategy and
               will normally invest at least 80% of
               its net assets plus borrowings in
               equity and equity related securities
               of US issuers. The benchmark index
               is the Russell 1000(R) which is
               comprised of stocks representing
               more than 90% of the market cap of
               the US market and includes the
               largest 1000 securities in the
               Russell 3000(R) index.
    ------------------------------------------------------------------------
     ASSET     AST Schroders Multi-Asset World              Schroder
     ALLOCA    Strategies (formerly known as AST           Investment
     TION      American Century Strategic               Management North
               Allocation Portfolio): seeks               America Inc.
               long-term capital appreciation
               through a global flexible asset
               allocation approach. This asset
               allocation approach entails
               investing in traditional asset
               classes, such as equity and
               fixed-income investments, and
               alternative asset classes, such as
               investments in real estate,
               commodities, currencies, private
               equity, and absolute return
               strategies. The sub-advisor seeks to
               emphasize the management of risk and
               volatility. Exposure to different
               asset classes and investment
               strategies will vary over time based
               upon the sub advisor's assessments
               of changing market, economic,
               financial and political factors and
               events.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Growth Portfolio:            Eagle Asset
      CAP      seeks long-term capital growth. The      Management, Inc.
     GROWTH    Portfolio pursues its objective by
               investing, under normal
               circumstances, at least 80% of the
               value of its assets in
               small-capitalization companies.
               Small-capitalization companies are
               those companies with a market
               capitalization, at the time of
               purchase, no larger than the largest
               capitalized company included in the
               Russell 2000(R) Index at the time of
               the Portfolio's investment.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Value Portfolio: seeks       ClearBridge
      CAP      to provide long-term capital growth       Advisors, LLC;
     VALUE     by investing primarily in                  Dreman Value
               small-capitalization stocks that            Management
               appear to be undervalued. The           L.L.C.; J.P. Morgan
               Portfolio invests, under normal             Investment
               circumstances, at least 80% of the      Management, Inc.;
               value of its net assets in small            Lee Munder
               capitalization stocks. Small             Investments, Ltd
               capitalization stocks are the stocks
               of companies with market
               capitalization that are within the
               market capitalization range of the
               Russell 2000(R) Value Index.
    ------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
     ASSET       AST T. Rowe Price Asset Allocation       T. Rowe Price
     ALLOCA      Portfolio: seeks a high level of        Associates, Inc.
      TION       total return by investing primarily
                 in a diversified portfolio of equity
                 and fixed income securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
   --------------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond            T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds") and emerging market
                 bonds. In addition, the Portfolio
                 may invest up to 30% of its assets
                 in mortgage-related (including
                 mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and asset-
                 backed securities. The Portfolio may
                 invest in futures, swaps and other
                 derivatives in keeping with its
                 objective.
   --------------------------------------------------------------------------
     LARGE       AST T. Rowe Price Large-Cap Growth       T. Rowe Price
      CAP        Portfolio: seeks long-term growth of    Associates, Inc.
     GROWTH      capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
   --------------------------------------------------------------------------
    SPECIALTY    AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through invest in
                 the common stocks of companies that
                 own or develop natural resources
                 (such as energy products, precious
                 metals and forest products) and
                 other basic commodities. The
                 Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in natural
                 resource companies. The Portfolio
                 may also invest in non-resource
                 companies with the potential for
                 growth. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
   --------------------------------------------------------------------------
     ASSET       AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
     ALLOCA      seeks to maximize total return,            Management
      TION       consisting of capital appreciation      (Americas) Inc.
                 and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
   --------------------------------------------------------------------------
     FIXED       AST Western Asset Core Plus Bond         Western Asset
     INCOME      Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
   --------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
                     AIM VARIABLE INSURANCE FUNDS
   -------------------------------------------------------------------------
    MID CAP      AIM Variable Insurance Funds - AIM     Advisor: Invesco
     GROWTH      V.I. Dynamics Fund - Series I          Aim Advisors, Inc.
                 shares: The investment objective is
                 long-term capital growth. The            Sub-advisor:
                 Portfolio pursues its objective by     Advisory entities
                 normally investing at least 65% of      affiliated with
                 its assets in equity securities of        Invesco Aim
                 mid-capitalization companies that       Advisors, Inc.
                 are included in the Russell
                 Midcap(R) Growth Index at the time
                 of purchase.
   -------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM     Advisor: Invesco
                 V.I. Financial Services Fund -         Aim Advisors, Inc.
                 Series I shares: The investment
                 objective is capital growth. The         Sub-advisor:
                 Portfolio normally invests at least    Advisory entities
                 80% of its assets in equity             affiliated with
                 securities of issuers engaged             Invesco Aim
                 primarily in financial                  Advisors, Inc.
                 services-related industries.
   -------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM     Advisor: Invesco
                 V.I. Global Health Care Fund -         Aim Advisors, Inc.
                 Series I shares: The investment
                 objective is capital growth. The         Sub-advisor:
                 Portfolio normally invests at least    Advisory entities
                 80% of its net assets in securities     affiliated with
                 of health care industry companies.        Invesco Aim
                                                         Advisors, Inc.
   -------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM     Advisor: Invesco
                 V.I. Technology Fund - Series I        Aim Advisors, Inc.
                 shares: The investment objective is
                 capital growth. The Portfolio
                 normally invests at least 80% of its
                 assets in equity securities of
                 issuers engaged primarily in the
                 technology-related industries.
   -------------------------------------------------------------------------
                   EVERGREEN VARIABLE ANNUITY TRUST
   -------------------------------------------------------------------------
     SMALL       Evergreen VA Growth: seeks long-term       Evergreen
      CAP        capital growth. The Portfolio             Investment
     GROWTH      normally invests at least 75% of its      Management
                 assets in common stocks of small-        Company, LLC
                 and medium-sized companies (i.e.,
                 companies whose market
                 capitalizations fall within the
                 market capitalization range of the
                 companies tracked by the Russell
                 2000(R) Growth Index, measured at
                 the time of purchase). The remaining
                 portion of the Portfolio's assets
                 may be invested in companies of any
                 size. The Portfolio's managers
                 employ a growth-style of equity
                 management and will generally seek
                 to purchase stocks of companies that
                 have demonstrated earnings growth
                 potential which they believe is not
                 yet reflected in the stock's market
                 price. The Portfolio's managers
                 consider potential earnings growth
                 above the average earnings growth of
                 companies included in the Russell
                 2000(R) Growth Index as a key factor
                 in selecting investments.
   -------------------------------------------------------------------------
      INTER      Evergreen VA International Equity:         Evergreen
    NATIONAL     seeks long-term capital growth and        Investment
     EQUITY      secondarily, modest income. The           Management
                 Portfolio will normally invest at        Company, LLC
                 least 80% of its assets in equity
                 securities issued by in the
                 portfolio manager's opinion,
                 established and quality non-U.S.
                 companies located in countries with
                 developed markets. The Portfolio may
                 purchase securities across all
                 market capitalizations. The
                 Portfolio normally invests at least
                 65% of its assets in securities of
                 companies in at least three
                 countries (other than the U.S.). The
                 Portfolio may also invest in
                 emerging markets. The Portfolio's
                 managers seek both growth and value
                 opportunities. For growth
                 investments, the Portfolio's manager
                 seeks, among other things, good
                 business models, good management and
                 growth in cash flows. For value
                 investments, the Portfolio's manager
                 seeks, among other things, companies
                 that are undervalued in the
                 marketplace compared to their
                 assets. The Portfolio normally
                 intends to seek modest income from
                 dividends paid by its equity
                 holdings. Other than cash and cash
                 equivalents, the Portfolio intends
                 to invest substantially all of its
                 assets in the securities of non-U.S.
                 issuers.
   -------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
   SPECIALTY    Evergreen VA Omega: seeks long-term         Evergreen
                capital growth. The Portfolio              Investment
                invests primarily, and under normal        Management
                conditions substantially all of its       Company, LLC
                assets, in common stocks of U.S.
                companies across any market
                capitalization. The Portfolio's
                manager employs a growth style of
                equity management that seeks to
                emphasize companies with cash flow
                growth, sustainable competitive
                advantages, returns on invested
                capital above their cost of capital
                and the ability to manage for
                profitable growth that can create
                long-term value for shareholders.
  ---------------------------------------------------------------------------
                 FIRST DEFINED PORTFOLIO FUND, LLC
  ---------------------------------------------------------------------------
   SPECIALTY    First Trust Target Focus Four          First Trust Advisors
                Portfolio: seeks to provide                   L.P.
                above-average capital appreciation.
                The Portfolio seeks to achieve its
                objective by investing in the common
                stocks of companies which are
                selected by applying four separate
                uniquely specialized strategies (the
                "Focus Four Strategy"). The Focus
                Four Strategy adheres to a
                disciplined investment process that
                targets the following four
                strategies: The Dow(R) Target
                Dividend Strategy, Value Line(R)
                Target 25 Strategy, S&P Target SMid
                60 Strategy, and NYSE(R)
                International Target 25 Strategy.
  ---------------------------------------------------------------------------
   SPECIALTY    Global Dividend Target 15 Portfolio:   First Trust Advisors
                seeks to provide above-average total          L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the companies which are
                components of the Dow Jones
                Industrial Average/sm/ ("DJIA/sm/"),
                the Financial Times Industrial
                Ordinary Share Index ("FT Index")
                and the Hang Seng Index. The
                Portfolio primarily consists of
                common stocks of the five companies
                with the lowest per share stock
                prices of the ten companies in each
                of the DJIA/sm/, FT Index and Hang
                Seng Index, respectively, that have
                the highest dividend yields in the
                respective index on or about the
                applicable stock selection date.
                Each security is initially equally
                weighted in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    NASDAQ(R) Target 15 Portfolio: seeks   First Trust Advisors
                to provide above-average total                L.P.
                return. Beginning with the stocks in
                the NASDAQ-100 Index(R) on or about
                the applicable stock selection date,
                the Portfolio selects fifteen stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    S&P(R) Target 24 Portfolio: seeks to   First Trust Advisors
                provide above-average total return.           L.P.
                Beginning with the stocks in the
                Standard & Poor's 500 Index ("S&P
                500 Index"), on or about the
                applicable stock selection date, the
                Portfolio selects three stocks from
                each of the eight largest economic
                sectors of the S&P 500 Index. The
                twenty-four stocks are selected
                based on a multi-factor model and a
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    Target Managed VIP Portfolio: seeks    First Trust Advisors
                to provide above-average total                L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks of the companies
                that are identified based on six
                uniquely specialized strategies -
                The Dow(R) DART 5, the European
                Target 20, the NASDAQ(R) Target 15,
                the S&P(R) Target 24, the Target
                Small- Cap and the Value Line(R)
                Target 25. Each strategy employs a
                quantitative approach by screening
                common stocks for certain attributes
                and/or using a multi-factor scoring
                system to select the common stocks.
  ---------------------------------------------------------------------------
   SPECIALTY    The Dow(R) Target Dividend             First Trust Advisors
                Portfolio: seeks to provide                   L.P.
                above-average total return. The
                Portfolio seeks to achieve its
                objective by investing in common
                stocks issued by companies that are
                expected to provide income and to
                have the potential for capital
                appreciation. Beginning with the
                stocks in The Dow Jones Select
                Dividend Index/sm/, on or about the
                applicable stock selection date, the
                Portfolio selects twenty common
                stocks based on a multi-factor
                model. Each security is initially
                equally weighted in the portfolio.
  ---------------------------------------------------------------------------

  ----------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                    ADVISOR/
                                                            SUB-ADVISOR
  ----------------------------------------------------------------------------
   SPECIALTY    The Dow(R) DART 10 Portfolio: seeks     First Trust Advisors
                to provide above-average total                 L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the ten companies in the
                DJIA that have the highest combined
                dividend yields and buyback ratios
                on or about the applicable stock
                selection date. Each security is
                initially equally weighted in the
                portfolio.
  ----------------------------------------------------------------------------
   SPECIALTY    Value Line(R) Target 25 Portfolio:      First Trust Advisors
                seeks to provide above-average                 L.P.
                capital appreciation. The Portfolio
                seeks to achieve its objective by
                investing in 25 of the 100 common
                stocks that Value Line(R) gives a #1
                ranking for Timelines/tm/ which have
                recently exhibited certain positive
                financial attributes. Value Line(R)
                ranks approximately 1,700 stocks of
                which 100 are given their #1 ranking
                for Timeliness(TM) which measures
                Value Line's view of their probable
                price performance during the next
                six to 12 months relative to the
                others. Beginning with the 100
                stocks that Value Line(R) ranks #1
                for Timeliness(TM), on or about the
                applicable stock selection date, the
                Portfolio selects twenty five stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ----------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
  ----------------------------------------------------------------------------
   MODERATE     Franklin Templeton VIP Founding         Franklin Templeton
    ALLOCA      Funds Allocation Fund: Seeks capital       Services, LLC
     TION       appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
  ----------------------------------------------------------------------------
                NATIONWIDE VARIABLE INSURANCE TRUST
  ----------------------------------------------------------------------------
     INTER      Gartmore NVIT Developing Markets          Nationwide Fund
   NATIONAL     Fund: seeks long-term capital            Advisors/Gartmore
    EQUITY      appreciation, under normal                Global Partners
                conditions by investing at least 80%
                of the value of its net assets in
                equity securities of companies of
                any size based in the world's
                developing market countries. The
                Fund typically maintains investments
                in at least six countries at all
                times with no more than 35% of the
                value of its net assets invested in
                securities of any one country.
  ----------------------------------------------------------------------------
                            PROFUNDS VP
  ----------------------------------------------------------------------------
   Each ProFunds VP portfolio described below pursues an investment strategy that seeks to provide daily investment results, before fees and expenses, that match a widely followed index, increased by a specified factor relative to the index, or that match the inverse of the index or the inverse of the index multiplied by a specified factor. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index. It is recommended that only those Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
  ----------------------------------------------------------------------------
   SPECIALTY    ProFund VP Bull: seeks daily             ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to the
                daily performance of the S&P 500(R)
                Index.
  ----------------------------------------------------------------------------
   SPECIALTY    ProFund VP Bear: seeks daily             ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to the
                inverse (opposite) of the daily
                performance of the S&P 500(R) Index.
                If ProFund VP Bear is successful in
                meeting its objective, its net asset
                value should gain approximately the
                same amount, on a percentage basis,
                as any decrease in the S&P 500(R)
                Index when the Index declines on a
                given day. Conversely, its net asset
                value should lose approximately the
                same amount, on a percentage basis,
                as any increase in the Index when
                the Index rises on a given day.
  ----------------------------------------------------------------------------
   SPECIALTY    ProFund VP UltraBull: seeks daily        ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to twice
                (200%) the daily performance of the
                S&P 500(R) Index. If ProFund VP
                UltraBull is successful in meeting
                its objective, its net asset value
                should gain approximately twice as
                much, on a percentage basis, as the
                S&P 500(R) Index when the Index
                rises on a given day. Conversely,
                its net asset value should lose
                approximately twice as much, on a
                percentage basis, as the Index when
                the Index declines on a given day.
  ----------------------------------------------------------------------------

    --------------------------------------------------------------------------
      STYLE/          INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                   ADVISOR/
                                                             SUB-ADVISOR
    --------------------------------------------------------------------------
     The S&P 500(R) Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P
     U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP NASDAQ-100 (formerly         ProFund Advisors
                   known as ProFund VP OTC): seeks               LLC
                   daily investment results, before
                   fees and expenses, that correspond
                   to the daily performance of the
                   NASDAQ-100 Index(R).
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Short NASDAQ-100             ProFund Advisors
                   (formerly known as ProFund VP Short           LLC
                   OTC): seeks daily investment
                   results, before fees and expenses,
                   that correspond to the inverse
                   (opposite) of the daily performance
                   of the NASDAQ-100 Index(R). If
                   ProFund VP Short OTC is successful
                   in meeting its objective, its net
                   asset value should gain
                   approximately the same amount, on a
                   percentage basis, as any decrease in
                   the NASDAQ-100 Index(R) when the
                   Index declines on a given day.
                   Conversely, its net asset value
                   should lose approximately the same
                   amount, on a percentage basis, as
                   any increase in the Index when the
                   Index rises on a given day.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP UltraNASDAQ-100 (formerly    ProFund Advisors
                   known as ProFund VP UltraOTC): seeks          LLC
                   daily investment results, before
                   fees and expenses, that correspond
                   to twice (200%) the daily
                   performance of the NASDAQ-100
                   Index(R). If ProFund VP UltraOTC is
                   successful in meeting its objective,
                   its net asset value should gain
                   approximately twice as much, on a
                   percentage basis, as the NASDAQ-100
                   Index(R) when the Index rises on a
                   given day. Conversely, its net asset
                   value should lose approximately
                   twice as much, on a percentage
                   basis, as the Index when the Index
                   declines on a given day.
    --------------------------------------------------------------------------
     The NASDAQ-100 Index(R) includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market.
     To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP UltraSmall-Cap: seeks        ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to twice (200%) the daily
                   performance of the Russell 2000(R)
                   Index. If ProFund VP UltraSmall-Cap
                   is successful in meeting its
                   objective, its net asset value
                   should gain approximately twice as
                   much, on a percentage basis, as the
                   Russell 2000 Index(R) when the Index
                   rises on a given day. Conversely,
                   its net asset value should lose
                   approximately twice as much, on a
                   percentage basis, as the Index when
                   the Index declines on a given day.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Short Small-Cap: seeks       ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the inverse (opposite) of the
                   daily performance of the Russell
                   2000(R) Index. If ProFund VP Short
                   Small-Cap is successful in meeting
                   its objective, its net asset value
                   should gain approximately the same
                   amount, on a percentage basis, as
                   any decrease in the Russell 2000
                   Index when the Index declines on a
                   given day. Conversely, its net asset
                   value should lose approximately the
                   same amount, on a percentage basis,
                   as any increase in the Index when
                   the Index rises on a given day.
    --------------------------------------------------------------------------
     The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the
     Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP UltraMid-Cap: seeks daily    ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to twice
                   (200%) the daily performance of the
                   S&P MidCap 400 Index(R). If ProFund
                   VP UltraMid-Cap is successful in
                   meeting its objective, its net asset
                   value should gain approximately
                   twice as much, on a percentage
                   basis, as the S&P MidCap 400 Index
                   when the Index rises on a given day.
                   Conversely, its net asset value
                   should lose approximately twice as
                   much, on a percentage basis, as the
                   Index when the Index declines on a
                   given day.
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------
      STYLE/          INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                   ADVISOR/
                                                             SUB-ADVISOR
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Short Mid-Cap: seeks         ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the inverse (opposite) of the
                   daily performance of the S&P MidCap
                   400 Index(R). If ProFund VP Short
                   Mid-Cap is successful in meeting its
                   objective, its net asset value
                   should gain approximately the same
                   amount, on a percentage basis, as
                   any decrease in the S&P MidCap 400
                   Index when the Index declines on a
                   given day. Conversely, its net asset
                   value should lose approximately the
                   same amount, on a percentage basis,
                   as any increase in the Index when
                   the Index rises on a given day.
    --------------------------------------------------------------------------
     The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index
     Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
    --------------------------------------------------------------------------
      SMALL        ProFund VP Small-Cap Value: seeks       ProFund Advisors
       CAP         daily investment results, before              LLC
      VALUE        fees and expenses, that correspond
                   to the daily performance of the S&P
                   SmallCap 600/Citigroup Value
                   Index(R). The S&P SmallCap
                   600/Citigroup Value Index is
                   designed to provide a comprehensive
                   measure of small-cap U.S. equity
                   "value" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P SmallCap
                   600 Index that have been identified
                   as being on the value end of the
                   growth-value spectrum. (Note: The
                   S&P SmallCap 600 Index is a measure
                   of small-cap company U.S. stock
                   market performance. It is a float
                   adjusted market capitalization
                   weighted index of 600 U.S. operating
                   companies. Securities are selected
                   for inclusion in the index by an S&P
                   committee through a nonmechanical
                   process that factors criteria such
                   as liquidity, price, market
                   capitalization, financial viability,
                   and public float.)
    --------------------------------------------------------------------------
      SMALL        ProFund VP Small-Cap Growth: seeks      ProFund Advisors
       CAP         daily investment results, before              LLC
      GROWTH       fees and expenses, that correspond
                   to the daily performance of the S&P
                   SmallCap 600/Citigroup Growth
                   Index(R). The S&P SmallCap
                   600/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of small-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P SmallCap
                   600 Index that have been identified
                   as being on the growth end of the
                   growth-value spectrum. (Note: The
                   S&P SmallCap 600 Index is a measure
                   of small-cap company U.S. stock
                   market performance. It is a float
                   adjusted market capitalization
                   weighted index of 600 U.S. operating
                   companies. Securities are selected
                   for inclusion in the index by an S&P
                   committee through a nonmechanical
                   process that factors criteria such
                   as liquidity, price, market
                   capitalization, financial viability,
                   and public float.)
    --------------------------------------------------------------------------
     The S&P SmallCap 600 Index is a measure of small-cap company U.S.
     stock market performance. It is a float adjusted market
     capitalization weighted index of 600 U.S. operating companies.
     Securities are selected for inclusion in the index by an S&P committee through a nonmechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.
    --------------------------------------------------------------------------
      LARGE        ProFund VP Large-Cap Value: seeks       ProFund Advisors
       CAP         daily investment results, before              LLC
      VALUE        fees and expenses, that correspond
                   to the daily performance of the S&P
                   500/Citigroup Value Index(R). The
                   S&P 500/Citigroup Value Index is
                   designed to provide a comprehensive
                   measure of large-cap U.S. equity
                   "value" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P 500 Index
                   that have been identified as being
                   on the value end of the growth value
                   spectrum.
    --------------------------------------------------------------------------
      LARGE        ProFund VP Large-Cap Growth: seeks      ProFund Advisors
       CAP         daily investment results, before              LLC
      GROWTH       fees and expenses, that correspond
                   to the daily performance of the S&P
                   500/Citigroup Growth Index(R). The
                   S&P 500/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of large-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P 500 Index
                   that have been identified as being
                   on the growth end of the
                   growth-value spectrum.
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------
      STYLE/          INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                   ADVISOR/
                                                             SUB-ADVISOR
    --------------------------------------------------------------------------
     The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth"
     performance. It is an unmanaged float adjusted market
     capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.
    --------------------------------------------------------------------------
     MID CAP       ProFund VP Mid-Cap Value: seeks         ProFund Advisors
      VALUE        daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the daily performance of the S&P
                   MidCap 400/Citigroup Value Index(R).
                   The S&P MidCap 400/Citigroup Value
                   Index is designed to provide a
                   comprehensive measure of mid-cap
                   U.S. equity "value" performance. It
                   is an unmanaged float adjusted
                   market capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P MidCap 400
                   Index that have been identified as
                   being on the value end of the
                   growth-value spectrum.
    --------------------------------------------------------------------------
     MID CAP       ProFund VP Mid-Cap Growth: seeks        ProFund Advisors
      GROWTH       daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the daily performance of the S&P
                   MidCap 400/Citigroup Growth
                   Index(R). The S&P MidCap
                   400/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of mid-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P MidCap 400
                   Index that have been identified as
                   being on the growth end of the
                   growth-value spectrum.
    --------------------------------------------------------------------------
     The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Asia 30: seeks daily         ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Asia 30 Index. The ProFunds Asia 30
                   Index, created by ProFund Advisors,
                   is composed of 30 companies whose
                   principal offices are located in the
                   Asia/Pacific region, excluding
                   Japan, and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depository receipts or
                   ordinary shares. The component
                   companies in the ProFunds Asia 30
                   Index are determined annually based
                   upon their U.S. dollar-traded
                   volume. Their relative weights are
                   determined based on the modified
                   market capitalization method.
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     SPECIALTY     ProFund VP Europe 30: seeks daily       ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Europe 30 Index. The ProFunds Europe
                   30 Index, created by ProFund
                   Advisors, is composed of companies
                   whose principal offices are located
                   in Europe and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depositary receipts or
                   ordinary shares. The component
                   companies in the ProFunds Europe 30
                   Index are determined annually based
                   upon their U.S. dollar- traded
                   volume. Their relative weights are
                   determined based on a modified
                   market capitalization method.
    --------------------------------------------------------------------------
     SPECIALTY     ProFund VP Japan: seeks daily           ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the Nikkei 225
                   Stock Average. The Fund determines
                   its success in meeting this
                   investment objective by comparing
                   its daily return on a given day with
                   the daily performance of the
                   dollar-denominated Nikkei 225
                   futures contracts traded in the
                   United States. The Fund seeks to
                   provide a return consistent with an
                   investment in the component equities
                   in the Nikkei 225 Stock Average
                   hedged to U.S. dollars.
    --------------------------------------------------------------------------
     The Nikkei 225 Stock Average ("Nikkei" ) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (TSE). The
     Nikkei is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.
    --------------------------------------------------------------------------

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      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Banks: seeks daily          ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Banks Index. The Dow Jones U.S.
                  Banks Index measures the performance
                  of the banking sector of the U.S.
                  equity market. Component companies
                  include regional and major U.S.
                  domiciled banks engaged in a wide
                  range of financial services,
                  including retail banking, loans and
                  money transmissions.
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     SPECIALTY    ProFund VP Basic Materials: seeks      ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Basic Materials Index.
                  The Dow Jones U.S. Basic Materials
                  Index measures the performance of
                  the basic materials industry of the
                  U.S. equity market. Component
                  companies are involved in the
                  production of aluminum, steel, non
                  ferrous metals, commodity chemicals,
                  specialty chemicals, forest
                  products, paper products, as well as
                  the mining of precious metals and
                  coal.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Biotechnology: seeks        ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Biotechnology Index. The
                  Dow Jones U.S. Biotechnology Index
                  measures the performance of the
                  biotechnology subsector of the U.S.
                  equity market. Component companies
                  engage in research and development
                  of biological substances for drug
                  discovery and diagnostic
                  development. These companies derive
                  most of their revenue from the sale
                  of licensing of drugs and diagnostic
                  tools.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Goods Index. The
                  Dow Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of
                  the U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco
                  products, clothing, accessories and
                  footwear.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Services Index.
                  The Dow Jones U.S. Consumer Services
                  Index measures the performance of
                  consumer spending in the services
                  industry of the U.S. equity market.
                  Component companies include
                  airlines, broadcasting and
                  entertainment, apparel and broadline
                  retailers, food and drug retailers,
                  media agencies, publishing,
                  gambling, hotels, restaurants and
                  bars, and travel and tourism.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Index. The Dow Jones
                  U.S. Financials Index measures the
                  performance of the financial
                  services industry of the U.S. equity
                  market. Component companies include
                  regional banks; major U.S. domiciled
                  international banks; full line,
                  life, and property and casualty
                  insurance companies; companies that
                  invest, directly or indirectly in
                  real estate; diversified financial
                  companies such as Fannie Mae, credit
                  card issuers, check cashing
                  companies, mortgage lenders and
                  investment advisers; securities
                  brokers and dealers, including
                  investment banks, merchant banks and
                  online brokers; and publicly traded
                  stock exchanges.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Internet: seeks daily       ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  Composite Internet Index. The Dow
                  Jones Composite Internet Index
                  measures the performance of stocks
                  in the U.S. equity markets that
                  generate the majority of their
                  revenues from the Internet. The
                  Index is composed of two sub-groups:
                  Internet Commerce - companies that
                  derive the majority of their
                  revenues from providing goods and/or
                  services through an open network,
                  such as a web site. Internet
                  Services - companies that derive the
                  majority of their revenues from
                  providing access to the Internet or
                  providing services to people using
                  the Internet.
    -----------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                  ADVISOR/
                                                            SUB-ADVISOR
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Oil & Gas: seeks daily       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Oil & Gas Index. The Dow Jones
                  U.S. Oil & Gas Index measures the
                  performance of the oil and gas
                  industry of the U.S. equity market.
                  Component companies include oil
                  drilling equipment and services, oil
                  companies-major, oil
                  companies-secondary, pipelines,
                  liquid, solid or gaseous fossil fuel
                  producers and service companies.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Pharmaceuticals: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Pharmaceuticals Index.
                  The Dow Jones U.S. Pharmaceuticals
                  Index measures the performance of
                  the pharmaceuticals subsector of the
                  U.S. equity market. Component
                  companies include the makers of
                  prescription and over-the-counter
                  drugs such as birth control pills,
                  vaccines, aspirin and cold remedies.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Precious Metals: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones Precious Metals Index. The Dow
                  Jones Precious Metals Index measures
                  the performance of the precious
                  metals mining industry. Component
                  companies include leading miners and
                  producers of gold, silver and
                  platinum-group metals whose
                  securities are available to U.S.
                  investors during U.S. trading hours.
                  It is a float-adjusted
                  market-capitalization weighted index.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Real Estate: seeks daily     ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow
                  Jones U.S. Real Estate Index
                  measures the performance of the real
                  estate sector of the U.S. equity
                  market. Component companies include
                  those that invest directly or
                  indirectly through development,
                  management or ownership of shopping
                  malls, apartment buildings and
                  housing developments; and real
                  estate investment trusts ("REITs")
                  that invest in apartments, office
                  and retail properties. REITs are
                  passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Semiconductor: seeks         ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Semiconductosr Index. The
                  Dow Jones U.S. Semiconductors Index
                  measures the performance of the
                  semiconductor subsector of the U.S.
                  equity market. Component companies
                  are engaged in the production of
                  semiconductors and other integrated
                  chips, as well as other related
                  products such as semiconductor
                  capital equipment and mother-boards.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Technology: seeks daily      ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Technology Index. The Dow Jones
                  U.S. Technology Index measures the
                  performance of the technology
                  industry of the U.S. equity market.
                  Component companies include those
                  involved in computers and office
                  equipment, software, communications
                  technology, semiconductors,
                  diversified technology services and
                  Internet services.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Telecommunications: seeks    ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Telecommunications Index.
                  The Dow Jones U.S.
                  Telecommunications Index measures
                  the performance of the
                  telecommunications industry of the
                  U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Utilities: seeks daily       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S.
                  equity market. Component companies
                  include electric utilities, gas
                  utilities and water utilities.
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP U.S. Government Plus:       ProFund Advisors
                  seeks daily investment results,              LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the daily price
                  movement of the most recently issued
                  30-year U.S. Treasury bond ("Long
                  Bond"). In accordance with its
                  stated objective, the net asset
                  value of ProFund VP U.S. Government
                  Plus generally should decrease as
                  interest rates rise. If ProFund VP
                  U.S. Government Plus is successful
                  in meeting its objective, its net
                  asset value should gain
                  approximately one and one-quarter
                  times (125%) as much, on a
                  percentage basis, as any daily
                  increase in the price of the Long
                  Bond on a given day. Conversely, it
                  value should lose approximately one
                  and one-quarter as much, on a
                  percentage basis, as any daily
                  decrease in the price of the Long
                  Bond on a given day.
    ------------------------------------------------------------------------
     SPECIALTY    ProFund VP Rising Rates Opportunity:   ProFund Advisors
                  seeks daily investment results,              LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the inverse (opposite)
                  of the daily price movement of the
                  most recently issued 30-year U.S.
                  Treasury bond ("Long Bond"). In
                  accordance with its stated
                  objective, the net asset value of
                  ProFund VP Rising Rates Opportunity
                  generally should decrease as
                  interest rates fall. If ProFund VP
                  Rising Rates Opportunity is
                  successful in meeting its objective,
                  its net asset value should gain
                  approximately one and one-quarter
                  times as much, on a percentage
                  basis, as any daily decrease in the
                  Long Bond on a given day.
                  Conversely, its net asset value
                  should lose approximately one and
                  one-quarter times as much, on a
                  percentage basis, as any daily
                  increase in the price of the Long
                  Bond on a given day.
    ------------------------------------------------------------------------
     SPECIALTY    Access VP High Yield Fund: seeks to    ProFund Advisors
                  provide investment results that              LLC
                  correspond generally to the total
                  return of the high yield market
                  consistent with maintaining
                  reasonable liquidity. The Fund will
                  achieve its high yield exposure
                  primarily through credit default
                  swaps (CDSs) but may invest in high
                  yield debt instruments ("junk
                  bonds"), interest rate swap
                  agreements and futures contracts,
                  and other debt and money market
                  instruments without limitation,
                  consistent with applicable
                  regulations. Under normal market
                  conditions, the Fund will invest at
                  least 80% of its net assets in CDSs
                  and other financial instruments that
                  in combination have economic
                  characteristics similar to the high
                  yield debt market and/or in high
                  yield debt securities. The Fund
                  seeks to maintain exposure to the
                  high yield bond markets regardless
                  of market conditions and without
                  taking defensive positions in cash
                  or other instruments in anticipation
                  of an adverse climate for the high
                  yield bond markets. ProFund Advisors
                  does not conduct fundamental
                  analysis in managing the Fund.
    ------------------------------------------------------------------------
                       THE PRUDENTIAL SERIES FUND
    ------------------------------------------------------------------------
       INTER      The Prudential Series Fund - SP           Prudential
     NATIONAL     International Growth Portfolio:        Investments LLC;
      EQUITY      Seeks long-term capital                William Blair &
                  appreciation. The Portfolio invests      Company, LLC
                  primarily in stocks of large and
                  medium-sized companies located in
                  countries included in the Morgan
                  Stanley Capital International All
                  Country World Ex-U.S. Index. Under
                  normal market conditions, the
                  portfolio invests at least 80% of
                  its net assets in equity
                  securities. The Portfolio's assets
                  normally will be allocated among not
                  fewer than six different countries
                  and will not concentrate investments
                  in any particular industry. The
                  Portfolio seeks companies that
                  historically have had superior
                  growth, profitability and quality
                  relative to local markets and
                  relative to companies within the
                  same industry worldwide, and that
                  are expected to continue such
                  performance. (see information above
                  regarding limited availability of
                  this option.)
    ------------------------------------------------------------------------
                       WELLS FARGO VARIABLE TRUST
    ------------------------------------------------------------------------
      LARGE       Wells Fargo Advantage VT Equity        Wells Fargo Funds
       CAP        Income Fund: Seeks long-term capital   Management, LLC,
      VALUE       appreciation and dividend income.          adviser;
                  The Portfolio invests principally in    Wells Capital
                  equity securities of large-               Management
                  capitalization companies, which they    Incorporated,
                  define as companies with market          sub-adviser
                  capitalizations of $3 billion or
                  more.
    ------------------------------------------------------------------------



 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.


 "Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Advisors L.P. or the Portfolio is VLPI's licensing to First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust Advisors L.P., the Portfolio or any investor. First Trust Advisors, L.P. has sub-licensed certain VLPI trademarks and trade names to Prudential Investments LLC. VLPI has no obligation to take the needs of First Trust Advisors L.P., Prudential Investments LLC or any investor in the Portfolio into consideration in composing the System. The Portfolio's results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for, and has not participated in, the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PORTFOLIO; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE PORTFOLIO, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PORTFOLIO."


 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


 WHAT ARE THE FIXED ALLOCATIONS?

 The Fixed Allocations consist of the MVA Fixed Allocations, the DCA Fixed Rate Options used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), the Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We describe the Fixed Allocations used with our dollar cost averaging program outside of the 6 or 12 Month DCA Program in the section entitled "Do You Offer Dollar Cost Averaging?"


 MVA Fixed Allocations

 We offer MVA Fixed Allocations of different durations during the accumulation period. Fixed Allocations are only available with ASL II and XT6. Fixed Allocations are not available with AS Cornerstone. These MVA "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips (as defined in the subsection "How Does the Market Value Adjustment Work?") of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.

 MVA Fixed Allocations are not available in Washington, Nevada, North Dakota, Maryland and Vermont. Availability of MVA Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of MVA Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, and Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations. That is, such factors result in a reduction to the interest rate. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

 DCA Fixed Rate Options. In addition to Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount that you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6 and AS Cornerstone to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for AS Cornerstone and XT6, appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for AS Cornerstone and XT6 are shown under "Summary of Contract Fees and Charges". No CDSC is deducted from ASL II Annuities. If you purchase XT6 and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program") and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Allocations), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to AS Cornerstone and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those assumptions.


 Distribution Charge: For XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and the costs associated with offering Credits which are funded through Prudential Annuities general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. That is, the interest rate that we credit to a Fixed Allocation or the DCA Fixed Rate Option may be reduced to reflect those factors. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $10,000 for AS Cornerstone and XT6 and $15,000 for ASL II. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments where the total amount of purchase payments equal $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for AS Cornerstone and age 75 for XT6 and age 85 for ASL II. For ASL II Annuities issued before July 21, 2008, there was no maximum issue age. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "Beneficiary" Annuity
 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus. For 2009, the required minimum distribution rules under the Code are suspended for IRAs, Roth IRAs and qualified retirement plans.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:

..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity.

..   You may not elect any optional living or death benefits. Annuity Rewards is not available.
..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals, and Third Party Investment Advisor.

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Spousal assumption is only permitted to spouses as defined by federal law.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied to your Annuity based on your Purchase Payments.


 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "The Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued on or after February 13, 2006:

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.50%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.00%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 Credits Applied to Purchase Payments for Designated Class of Annuity Owner Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all Purchase Payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -9.0%; Year 2 -9.0%; Year 3 -8.5%; Year 4 -8.0%; Year 5 -7.0%; Year 6 -6.0%; Year 7 -5.0%;
 Year 8 -4.0%; Year 9 -3.0%; Year 10 -2%; Year 11+ -0.0%.

 The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Inc., a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

 All other terms and conditions of the Annuity apply to Owners in the designated class.

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?
 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 Additional Purchase Payment in Annuity Year 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:

   . any XTra Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back (to the extent allowed by state law);

   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any XTra Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and
   . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.

 The Account Value may be substantially reduced if Prudential Annuities takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.

 General Information about Credits
   . We do not consider Credits to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

 During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro- rata to the other investment options to which you transferred. You may not transfer Account Value to any Fixed Allocation used with a dollar cost averaging program or any DCA Fixed Rate Options. You may only allocate purchase payments to Fixed Allocations used with a dollar cost averaging program or the DCA Fixed Rate Options.


 Currently, any transfer involving ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time, (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing time (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' Internet website (www.prudentialannuities.com).


 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month Dollar Cost Averaging Program), Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to

 $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e. one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Sub-account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number) and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?

 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations or the DCA Fixed Rate Options. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts, the Fixed Allocations or the DCA Fixed Rate Options. Dollar Cost Averaging from Fixed Allocations (not available with AS Cornerstone) is subject to a number of rules that include, but are not limited to the following:
   . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years (except for the DCA Fixed Rate Options).

   . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the DCA Fixed Allocation.

   . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation or the DCA Fixed Rate Options, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts. This will reduce the effective rate of return on the Fixed Allocation or the DCA Fixed Rate Options over the Guarantee Period or the duration of the program, respectively.

 The Dollar Cost Averaging programs are not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits. Dollar Cost Averaging from Fixed Allocations is not available with AS Cornerstone.

 Under our current dollar cost averaging programs used with Fixed Allocations, Account Value allocated to the Fixed Allocation will be transferred to the Sub-accounts you choose. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s). Please note that under the 6 or 12 Month DCA Program (described immediately below), no Market Value Adjustment applies.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is available for contracts issued on and after May 1, 2009 (subject to applicable State approval). The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus are the only optional living benefits and the Highest Anniversary Value death benefit and the Combination 5% Roll-up + HAV death benefit are the only death benefits you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. These DCA Fixed Rate Options are distinct from the Fixed Allocations described immediately above. Most notably, transfers out of a DCA Fixed Rate Option are never subject to a Market Value Adjustment. Dollar cost averaging does not assure a profit, or protect against a loss.

 The key features of this Program are as follows:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment (including any associated credit) you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . The first transfer under the Program occurs on the day you allocate a Purchase Payment to the DCA Fixed Rate Options (unless modified to comply with State law) and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
   . If you are not participating in Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Optional Allocation and Rebalancing Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the asset transfer formula under the Highest Daily Lifetime 7 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: When a 6 or 12 Month DCA program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.


 HOW DO THE FIXED ALLOCATIONS WORK?

 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." (Note that the discussion in this section of Guarantee Periods is not applicable to the Benefit Fixed Rate Account and the DCA Fixed Rate Options). Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.


 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.


 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.


 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. That is, the existence of those factors results in a reduction to the interest rate that we credit under the MVA Fixed Allocations.


 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

 The "Maturity Date" for a MVA Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the Fixed Allocations used with a dollar cost averaging program, the Benefit Fixed Rate Account, and the DCA Fixed Rate Options). Before the Maturity Date, you may choose to renew the MVA Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that MVA Fixed Allocation's Account Value to another MVA Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a MVA Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all MVA Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.


 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value in the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Optional Allocation and Rebalancing Program, which is available if you elect one of the Highest Daily Lifetime Seven (or Plus) benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 The Balanced Investment Program is only available with ASL II and XT6. The Balanced Investment Program is not available with AS Cornerstone. We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed

 Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      Example
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).


 You will receive confirmations of transactions that affect your Annuity.

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N/365/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                            [(1 + I)/(1 + J)]/N/365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)] /N/365/ = [1.055/1.041]/2/ = 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N/365/ = [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).


 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity

 Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or certain Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA may be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.


 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.



 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code. Annuitized payments are not suspended as Required Minimum Distributions for 2009. Please see the "Highest Daily Lifetime 7 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distribution if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.


 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.


 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.


 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any XTra Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments or adjustable annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to AS Cornerstone, you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 Option 1
 Payments for Life: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Key Life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 2
 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two Key Lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 3

 Payments for Life with a Certain Period: Under this option, income is payable until the death of the Key Life. However, if the Key Life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.


 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that Key Lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:

   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.

   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 Fixed Annuity Payments
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Guaranteed Return Option (GRO) /1/
 Guaranteed Return Option Plus (GRO Plus) /1/
 Guaranteed Return Option Plus 2008 (GRO Plus 2008)
 Highest Daily Guaranteed Return Option (Highest Daily GRO)
 Guaranteed Minimum Withdrawal Benefit (GMWB) /1/
 Guaranteed Minimum Income Benefit (GMIB) /1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit /1/ Highest Daily Lifetime Five Income Benefit /1/
 Highest Daily Lifetime Seven Income Benefit /2/
 Spousal Highest Daily Lifetime Seven Income Benefit /2/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit /2/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income
 Benefit /2/
 Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit /2/
 Highest Daily Lifetime 7 Plus Income Benefit
 Spousal Highest Daily Lifetime 7 Plus Income Benefit
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit

 (1)No longer available for new elections.
 (2)Not available for new elections if the corresponding Highest Daily Lifetime 7 Plus version is available in your state.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.

..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
    This benefit is no longer available for new elections.
..   Guaranteed Minimum Withdrawal Benefit or ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 7 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at seven percent annually. Please note that there is a maximum
    Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections.

 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).


 Termination of Existing Benefits and Election of New Benefits

 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 GUARANTEED RETURN OPTION Plus/SM/ (GRO Plus/SM/)
 GRO Plus is no longer available for election.

 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

 Key Feature - Protected Principal Value/Enhanced Protected Principal Value The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.


       . Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.


       . Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate an enhanced guarantee, any amounts held in the MVA Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in "Termination of the Benefit/Enhanced Guarantee". Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. A subsequent Purchase Payment increases the amount of an enhanced guarantee by the amount of the Purchase payment (plus any Credits), and withdrawals reduce the enhanced guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

 Withdrawals under your Annuity
 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent Purchase Payments and, with respect to XT6, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any MVA Fixed Allocations up to growth attributable to the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40/(TM)/ Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Key Feature - Allocation of Account Value

 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations). The formula is set forth in Appendix M.

 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
..   if a portion of your Account Value is allocated to an MVA Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time; and
..   if all of your Account Value is allocated to an MVA Fixed Allocation, then all or a portion of that amount may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and
    (iii) if neither such program is in effect, then to the AST Money Market Sub-account; and
..   a Market Value Adjustment will apply when we reallocate Account Value from an MVA Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the benefit.


 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.


..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 Election of the Benefit
 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus.

 Termination of the Benefit/Enhanced Guarantee
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

 Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 Special Considerations under the Guaranteed Return Option Plus
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Sub-accounts. No MVA Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.

..   You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to an MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from MVA Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed
    Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Benefit
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled "Your Optional Benefit Fees and Charges"

 GUARANTEED RETURN OPTION (GRO)(R)
 GRO is no longer available for election.

 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 Key Feature - Protected Principal Value
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 Key Feature - Allocation of Account Value

 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix N. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations).


 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the MVA Fixed Allocations pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.


 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value to or from the MVA Fixed Allocation.


 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A market value adjustment will apply when allocate account value from the
    MVA Fixed Allocation to the Sub-Accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation to support the guaranteed amount. The new MVA Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new MVA Fixed Allocation will be credited with the fixed interest rate then being credited to a new MVA Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the MVA Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the benefit (as described above).

..   If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program)
   established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.
..   If under the mathematical formula, Account Value must be transferred to the
    Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time;

..   Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations up to growth attributable to the MVA Fixed Allocations and thereafter pro rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 Election of the Benefit
 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO.

 Restart of the Benefit

 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to restart the benefit, the charge will be assessed daily as a percentage of the average daily net assets of the Sub-accounts - see "Charges under the Benefit," below.


 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Benefit
 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 Special Considerations under the Guaranteed Return Option. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Sub-accounts. The MVA Fixed Allocation may not be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.

..   Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Benefit
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.


 With respect to XT6, effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the benefit was elected.


 Owners who purchased an ASL II Annuity between February 4, 2002 and
 November 15, 2002 (the "Promotional Period") will not be charged the 0.25% annual fee for the Guaranteed Return Option benefit (or GRO Plus if we are no longer offering GRO) if elected at any time while their Annuity is in effect.
..   Prudential Annuities will not charge the 0.25% annual fee for the entire period that the benefit remains in effect, including any extension of the benefit's maturity date resulting from the Owner's election to restart the 7-year benefit duration, regardless of when the Owner elects to participate in the Guaranteed Return Option benefit (or GRO Plus if we are no longer offering GRO).
..   Owners who complete the initial 7-year benefit duration OR terminate the benefit before the benefit's maturity date, will not be charged the 0.25% annual fee for participating in the benefit if they re-elect the Guaranteed Return Option benefit (or GRO Plus if we are no longer offering GRO) at a later date.
..   All other terms and conditions of your Annuity and the Guaranteed Return
    Option benefit (or GRO Plus if we are no longer offering GRO) apply to Owners who qualify for the waiver of the 0.25% annual fee.
..   Owners who purchase an Annuity after the completion of the Promotional
    Period do not qualify for the 0.25% annual fee waiver.

 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO Plus 2008)/SM/
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). GRO Plus 2008 is not available if you participate in any other optional living benefit. However, GRO Plus 2008 may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent Purchase Payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guarantee amount, and the dollar-for-dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500
    / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula itself is the same as that used for our Highest Daily GRO benefit, and is set forth in Appendix I to this prospectus. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula, applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows (please see Appendix I). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Bond Portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.


 The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.


 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 Election/Cancellation of the Benefit

 GRO Plus 2008 can be elected on the Issue Date of your Annuity, or at any time thereafter. You may elect GRO Plus 2008 only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New
 York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect GRO Plus 2008.


 You may cancel the GRO Plus 2008 benefit at any time. You also may cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. GRO Plus 2008 will terminate automatically upon:
 (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect either GRO Plus 2008 or Highest Daily GRO (or any other currently available living benefit) on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the GRO Plus 2008 benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. Upon your re-election of GRO Plus 2008 or election of Highest Daily GRO, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the Permitted Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the GRO Plus 2008 benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus 2008 benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus 2008 benefit provided that the benefit you are looking to elect is available on a post-issue basis.

 Special Considerations under GRO Plus 2008
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers between an AST bond portfolio Sub-account and your other
    Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 Charges under the Benefit
 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled "Summary of Contract Fees and Charges."

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Life Insurance Rider.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 Highest Daily GRO uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula may not be altered. However, subject to any regulatory approval, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required formula helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the Permitted Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate Purchase Payments to, or transfer Account Value to or from, such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolios. Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST bond portfolios. If your entire Account Value is transferred to the AST bond portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolios to the Sub-accounts and the entire Account Value would remain in the AST bond portfolios. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST bond portfolios. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST bond portfolios, if dictated by the formula.

 The amount that is transferred to and from the AST bond portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolios are available only with these benefits, and you may not allocate Purchase Payments and transfer Account Value to or from the AST bond portfolios.

 Transfers do not impact any guarantees that have already been locked-in.

 Election/Cancellation of the Benefit

 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York).


 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect either GRO Plus 2008 or Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the High Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your re-election of GRO Plus 2008 or Highest Daily GRO, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the other Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Special Considerations under Highest Daily GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 Charges under the Benefit
 We deduct an annual charge equal to 0. 60% (0.35% for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges."

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

 The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elected the GMWB benefit; however, the charge may be waived under certain circumstances described below.


 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB benefit terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
..   If you elect the GMWB benefit at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).

..   If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount.
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

..   Additional purchase payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable purchase payment (and any Credits we apply to such purchase payments under XT6).

..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER GMWB
..   In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the
    Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB benefit does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB benefit would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
..   Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
..   Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB benefit does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.


 Election of the Benefit

 The GMWB benefit is no longer available.


 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 Termination of the Benefit
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Charges under the Benefit
..   Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year for the GMWB benefit. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the benefit, the benefit will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the benefit. After year seven (7) following the effective date of the benefit, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.


 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.


 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/
   anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of
    XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 /
 $217,500), or $231,247.79.
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
 You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Benefit

 The GMIB benefit is no longer available. The Annuitant must have been age 75 or less as of the effective date of the GMIB benefit.


 Termination of the Benefit
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Benefit
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/

 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could be elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must be at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Protected Withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

..   If you elect the Lifetime Five benefit at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five benefit will be used to determine the initial Protected Withdrawal Value.

..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional purchase payment.


 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five benefit on or after March 20, 2006:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    5/th/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by 5% or more
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit

 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to XT6). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.


 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years.

   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

 Benefits Under the Lifetime Five Benefit

..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or

   Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.


 Election of the Benefit

 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and will base any guarantees under the new benefit based on your Account Value. Any such new benefit may be more expensive.


 Termination of the Benefit
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Initial Protected Withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).


 Key Feature - Annual Income Amount under the Spousal Lifetime Five Income
 Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount

 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT

 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Benefit
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on Account Value at that time.


 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 Termination of the Benefit
 The benefit terminates automatically when your Annual Income Amount equals zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/

 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA Program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.


 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in Appendix G to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated credit) made on the Current Valuation Day; and

..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.


 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.


 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to XT6).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Total Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. However, the formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.


 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on Account Value at that time. Any such new benefit may be more expensive.


 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and

 (b)the sum of each purchase payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.


 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a purchase payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.


 Mathematical Formula Component of Highest Daily Lifetime Five

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you elect the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   How long you have owned Highest Daily Lifetime Five;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional Purchase Payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.


 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account) in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).


 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received

 Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Optional 90% Cap Rule Feature for the Formula Under Highest Daily Lifetime
 Five.

 If you currently participate in the Highest Daily Lifetime Five Income Benefit, you can elect this feature, which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix G (page G-2).


 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix G will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary.


 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 Important Considerations When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD 7)/SM/
 The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:


 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted purchase payment made on the Current Valuation Day; and

 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.


 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.


 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up

 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).


 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Annual Income
                                 withdrawal and purchase    Amount (5% of the
Date*              Account value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Seven Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the
    Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond

   Portfolio appears within the Prospectus section entitled "What Are The
    Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.


 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Mathematical Formula Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix J to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Rule), see discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary (and in some instances, could be large), as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). You may choose Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. You must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime Seven. Highest Daily Lifetime Seven with Beneficiary Income Option is only available in states that have not yet approved Highest Daily Lifetime 7 Plus with Beneficiary Income Option. If you terminate your Highest Daily Lifetime Seven benefit to elect the Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin new guarantees under the Highest Daily Lifetime Seven with BIO benefit based on the Account Value as of the date the new benefit becomes active. This benefit may be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.


 Highest Daily Lifetime Seven/SM/ with Lifetime Income Accelerator

 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). Highest Daily Lifetime Seven with Lifetime Income Accelerator is only available in states where Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator is not yet approved. Highest Daily Lifetime Seven with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who is between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit to elect the Highest Daily Lifetime Seven with LIA benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin the new guarantees under the Highest Daily Lifetime Seven benefit with LIA based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You may choose Highest Daily Lifetime Seven without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein. Currently, if you elect Highest Daily Lifetime Seven with LIA and subsequently terminate the benefit, you will be able to re-elect Highest Daily Lifetime Seven with LIA but all conditions of the benefit described below must be met, and you may be subject to a waiting period until you can elect this or another lifetime withdrawal benefit.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.



 LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 Optional 90% Cap Rule Feature for Formula for Highest Daily Lifetime Seven

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula is added to Appendix J.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment

   Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that
    $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix J will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is only available in those states that have not yet approved Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make those asset transfers.


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:


 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted purchase payment made on the Current Valuation Day; and

 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or

 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

 (3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;

    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.


 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Spousal Highest Daily Lifetime Seven Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity

   Year that reduced your Account Value to zero are more than the Annual Income
    Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your
    Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit.

 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven can only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect Spousal Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, or Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (or any other currently available living benefit) on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).


 Mathematical Formula Component of Spousal Highest Daily Lifetime Seven

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Rule), see the discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond

 Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.


 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.


 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned Spousal Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may choose Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). If you elect Spousal Highest Daily Lifetime Seven without the Beneficiary Income Option and would like to add this feature later, you must terminate the Spousal Highest Daily Lifetime Seven benefit and elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option. Spousal Highest Daily Lifetime Seven with Beneficiary Income Option is only available in those states where Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is not yet approved. If you terminate your Spousal Highest Daily Lifetime Seven benefit to elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit, and will begin new guarantees under the Spousal Highest Daily Lifetime Seven with BIO based on the Account Value as of the date the new benefit becomes active.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 Optional 90% Cap Rule Feature for the Formula for Spousal Highest Daily Lifetime Seven

 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature, which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula appears in Appendix J of this prospectus.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.


 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix J will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your

 Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing The New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HD 7 Plus)/SM/
 Highest Daily Lifetime 7 Plus is offered as a replacement to Highest Daily Lifetime Seven in those jurisdictions where we have received regulatory approval. Currently, if you elect Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another lifetime benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 7 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options"
 section in this prospectus.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first

 Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;

    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit.


 If you elect Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.


 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).


 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 Example of highest daily auto step-up

 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.



                                   Highest Daily Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and purchase Income Amount (5% of the
Date*              Account value       payments)**         Highest Daily Value)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:


      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250


 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.


 Election of and Designations under the Benefit
 For Highest Daily Lifetime 7 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Highest Daily Lifetime 7 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Elections of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix K.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.


 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 7 Plus and existing Annuities that elect Highest Daily Lifetime 7 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST

 Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;


..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional Purchase Payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income Option without Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit may be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 Highest Daily Lifetime 7 Plus/SM/ with Lifetime Income Accelerator
 We offer another version of Highest Daily Lifetime 7 Plus that we call Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 7 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 7 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.


 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.


 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SHD7 Plus)/SM/

 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must be elected based on two Designated Lives, as described below. The youngest Designated Life must be at least 50 years old and the oldest Designated Life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.


 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;

    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.


 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.


 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).


 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 Example of highest daily auto step-up

 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than

 $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.


                                   Highest Daily Value
                                     (adjusted with      Adjusted Annual Income
                                 withdrawal and purchase   Amount (5% of the
Date*              Account value       payments)**        Highest Daily Value)
-----              ------------- ----------------------- ----------------------
November 25, 2009   $119,000.00     $      119,000.00          $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95          $5,699.35
November 30, 2009   $113,000.00     $      113,986.95          $5,699.35
December 01, 2009   $119,000.00     $      119,000.00          $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Spousal Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.


 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime 7 Plus can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime 7 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elected based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.


 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. If you elect Spousal Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Spousal Highest Daily Lifetime 7 Plus benefit and elect the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect the Spousal Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond

 Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with Purchase Payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to XT6, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)


 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant.


 For AS Cornerstone and XT6 Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:
   . The sum of all Purchase Payments (not including any Credits) less the sum of all proportional withdrawals.

   . The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6).

 For ASL II Annuities issued before July 21, 2008 where death occurs before the decedent's age 85, the basic Death Benefit is the greater of:

   . The sum of all Purchase Payments less the sum of all proportional withdrawals.

   . The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

 For ASL II Annuities issued before July 21, 2008 where death occurs after the decedent's age 85, the Death Benefit is (a) your Account Value (for Annuities other than those issued in New York) or (b) your Account Value in the Sub-accounts plus your Interim Value in the Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (for Annuities issued in New York only).


 For ASL II Annuities issued on or after July 21, 2008, subject to regulatory approval, the basic Death Benefit is the greater of:
   . The sum of all Purchase Payments less the sum of all proportional withdrawals.

   . The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.


 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit. With respect to XT6, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.


 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 Enhanced Beneficiary Protection Optional Death Benefit

 The Enhanced Beneficiary Protection Optional Death Benefit is no longer available for new elections. It provides additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.


 The Enhanced Beneficiary Protection Optional Death Benefit provided a benefit payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner had to be age 75 or less at the time the benefit was purchased. If an Annuity has joint Owners, the oldest Owner had to be age 75 or less. If an Annuity is owned by an entity, the Annuitant had to be age 75 or less.


 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchased the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit was offered in those jurisdictions where we received regulatory approval. With respect to XT6 and ASL II, please see Appendix E for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit was not available if you elected the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, the Spousal Lifetime Five Income Benefit, Spousal Highest Daily Lifetime Seven or Highest Daily Lifetime Seven with BIO.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Highest Anniversary Value Death Benefit is not available if you have elected the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, or Highest Daily Lifetime Seven with BIO. With respect to XT6 and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.


 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:


       . all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6) increasing at an annual effective interest rate of 5% starting on the date that each purchase payment is made and ending on the Owner's date of death;

 MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:


       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6) made after the Death Benefit Target Date;


 MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of XT6, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, or the BIO feature of Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus benefit. In the case of XT6 and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.


 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) since such anniversary.

   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6)

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.


 If you elected this benefit, you allocate your Account Value in accordance with the permitted and available option(s) with this benefit.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).


       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit was not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, or the BIO feature of Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus benefit, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of XT6) since such date.
   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6).
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Annuity value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.


 What are the charges for the optional Death Benefits?

 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.


 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 What is the Annuity Rewards Benefit in AS Cornerstone and XT6?

 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:


       . your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.


 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the higher amount.


 Annuity Rewards is not available under ASL II or if your Annuity is held as a Beneficiary Annuity.

 Who is eligible for the Annuity Rewards benefit?
 Owners can elect the Annuity Rewards Death Benefit enhancement when the original CDSC period is over. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)

 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or

   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or

   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.


 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 Under the Beneficiary Continuation Option:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option.

   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.

   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity

 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.


 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 Are there any exceptions to these rules for paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.


 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?

 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a MVA Fixed Allocation (if withdrawn or transferred) on that day.


 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?

 During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor. In addition to MVA Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program, and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated.


 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.


 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets, Inc ("CGM"). In addition, we currently have an arrangement with Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM and Merrill Lynch may be terminated in certain circumstances.


 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to XT6) and issue an Annuity within two
 (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.


 Additional Purchase Payments: We will apply any additional purchase payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.


 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information. We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.


 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Easter time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally 3:30 p.m.) Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com) You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.

 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity Contract is issued to the Contract Owner. For Annuity Contracts issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Please refer to your Annuity Contract for the maximum Annuity Date.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant.

 Reporting and Withholding on Distributions Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified Annuity.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2009 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.


 The rollover rules applicable to non-spouse beneficiaries under the Code are more restrictive than the rollover rules applicable to owner/participants and spouse beneficiaries. Generally, non-spouse beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to a Beneficiary IRA.


 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2009 ($46,000 in 2008) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2009, this limit is $245,000 ($230,000 for 2008);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2009 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan , other than a Roth 401(k) or Roth 403(b) distribution, to a Roth IRA.

 Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA, subject to the same income limits. However, it is our understanding of the Code that non-spouse beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2009. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010.

 Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own. If you have previously elected the Minimum Distribution Option to satisfy your required minimum distributions, we will continue to make such distributions to you in 2009 based on this methodology, unless you tell us not to make a 2009 distribution.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
    Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by
    December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the six year anniversary of the date of death.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)


 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis: . For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and . For all other distributions, we will withhold at a 10% rate.


 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHO IS PRUDENTIAL ANNUITIES?

 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the laws of the State of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction registered broker-dealers.


 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2008, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.


 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 Separate Account B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".

 Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

 Separate Account D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


 Service Fees Payable to Prudential Annuities
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 Prudential Annuities and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially. In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.75% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2008, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $750 to approximately $1,138,481. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).


 Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuities directly to potential purchasers.


 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 7.0% for AS Cornerstone, 6.0% for XT6 and 2.0% for ASL II. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.


 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria in certain Prudential Annuities products.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.

..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2008) received payment with respect to annuity business during 2008 (or as to which a payment amount was accrued during 2008). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2008, the least amount paid, and greatest amount paid, were $3,106 and $7,256,316, respectively.


 Name of Firm:


 1717 Capital Management Co.              American General Securities              Beneficial Investment Services Inc
 1st Global Capital Corp.                 American Independent Securities          Berthel Fisher & Company
 A. G. Edwards & Sons, Inc.               Group, LLC                               BFT Financial Group, LLC
 Advantage Capital                        American Portfolios Financial Services   Brecek & Young Advisors, Inc.
 Advisory Group Equity Services Agency    Ameriprise Advisor Services, Inc.        Broker Dealer Financial Services
 AIG Retirement Advisors                  Ameritas Investment Corp.                BrokersXpress LLC
 AIG Financial Advisors, Inc.             Associated Securities Corp.              Brookstone Securities, Inc.
 Allegheny Investments Ltd.               AXA Advisors, LLC                        Cadaret, Grant & Co., Inc.
 Allmax Financial Solutions, LLC          Bancnorth Investment Group, Inc.         Calton & Associates, Inc.
 Allstate Financial Services, LLC         BancorpSouth Investment Services, Inc.   Cambridge Investment Research
 American Financial Associates            BCG Securities, Inc.                     Cambridge Legacy Securities, LLC

-                                      -
 Cantella & Co., Inc.                   Intercarolina Financial Services         Professional Asset Management
 Capital Analysts                       InterSecurities, Inc.                    QA3 Financial Corp.
 Capital Financial Services, Inc.       Intervest International Equities Corp.   Questar Capital Corporation
 Capital Investment Group, Inc.         Invest Financial Corporation             R. Seelaus & Company Inc
 Capital One Investments, LLC           Investacorp                              Raymond James & Associates, Inc.
 Centaurus Financial, Inc.              Investment Centers of America            Raymond James Financial Services
 CFD Investments, Inc.                  Investment Professionals                 RBC Dain Rauscher, Inc.
 Citigroup Global Markets, Inc.         Investors Capital Corporation            Regency Securities, Inc.
 City Securities Corp.                  J.J.B. Hilliard Lyons, Inc.              Resource Horizons Group
 Commonwealth Financial Network         J.P. Turner & Company, LLC               Robert W. Baird & Co., Inc.
 Community Bankers Securities           J.W. Cole Financial, Inc.                Royal Alliance Associates, Inc.
 Comprehensive Asset Management         Janney Montgomery Scott, LLC.            Sage Rutty & Co., Inc.
 Crown Capital Securities, LP           KCD Financial, Inc.                      Sammons Securities Co., LLC
 CUE                                    Key Investment Services LLC              Scottsdale Capital Advisors
 CUNA Brokerage Services, Inc.          KMS Financial Services, Inc.             Securian Financial Services, Inc.
 CUSO Financial Services, LP            LaSalle St. Securities, LLC              Securities America, Inc.
 Dalton Strategic Inv. Svcs. Inc        Legend Equities Corporation              Securities Service Network, Inc.
 David A. Noyes & Company               Legg Mason Wood Walker, Inc.             Sigma Financial Corporation
 Eagle One Investments, LLC             Lincoln Financial Advisors               Signator Investors, Inc.
 EDI Financial                          Lincoln Financial Securities             SII Investments, Inc.
 Ensemble Financial Services Inc        Corporation                              SMH Capital, Inc.
 ePLANNING Securities, Inc.             Lincoln Investment Planning              Source Capital Group, Inc.
 Equity Services, Inc.                  Lombard Securities, Inc.                 Southwest Securities, Inc.
 Essex National Securities, Inc.        LPL Financial Corporation                Stifel Nicolaus & Co., Inc.
 Ferris Baker Watts, Inc.               M Holdings Securities, Inc               Summit Brokerage Services, Inc.
 FFP Securities, Inc.                   McClurg Capital Corporation              Summit Equities, Inc.
 Financial Network Investment Corp.     McGinn, Smith & Co., INC.                Sunset Financial Services, Inc.
 Financial Planning Consultants         Medallion Investment Services            Synergy Investment Group, LLC
 Financial West Group                   Merrill Lynch                            TFS Securities, Inc.
 Fintegra, LLC                          Metropolitan Life Insurance Co.          The Investment Center, Inc.
 First Allied Securities, Inc.          Michigan Securities, Inc.                The Leaders Group, Inc.
 First Brokerage America, LLC           MML Investors Services, Inc.             Tower Square Securities, Inc.
 First Montauk Securities Corp.         Money Concepts Capital Corp.             Traderight Securities
 First Wall Street Corp.                Moors & Cabot, Inc.                      Transamerica Financial Advisors
 First Western Advisors                 Morgan Keegan & Company                  Triad Advisors, Inc.
 Fortune Financial Services, Inc.       Morgan Stanley & Co Incorporated         Trinity Wealth Securities, LLC
 Founders Financial Securities LLC      Multi-Financial Securities Corp.         Trustmont Financial Group, Inc.
 FSC Securities Corp.                   Mutual Service Corporation               UBS Financial Services, Inc.
 FSICGarden State Securities, Inc.      National Financial LLD                   United Planners Financial Services of
 Gary Goldberg & Co., Inc.              National Planning Corporation            America
 Geneos Wealth Management, Inc.         National Retirement Partners             USA Financial Securities Corp.
 Genworth Financial Securities Corp.    National Securities Corp.                UVEST Financial Services Group, Inc.
 Girard Securities, Inc.                Next Financial Group, Inc.               Vanderbilt Securities
 Great American Advisors, Inc.          NFP Securities, Inc.                     Wachovia Securities Financial
 GunnAllen Financial, Inc.              North Ridge Securities Corp.             Network, LLC
 GWN Securities, Inc.                   NYLIFE Securities, Inc.                  Wachovia Securities, Inc. (PCG)/PSI
 H. Beck, Inc.                          OneAmerica Securities, Inc.              Wachovia Securities, LLC(BA)
 H.D. Vest Investment                   Oppenheimer & Co., Inc. (Fahnestock)     Wall Street Financial Group
 Hantz Financial Services, Inc.         Pacific West Securities, Inc.            Walnut Street Securities, Inc.
 Harbour Investments, Inc.              Packerland Brokerage Services, Inc.      Waterford Investor Services, Inc.
 HBW Securities LLC                     Park Avenue Securities, LLC              Waterstone Financial Group, Inc.
 Hornor, Townsend & Kent, Inc.          Penn Plaza Brokerage, Ltd.               Wayne Hummer Investments LLC
 Howe Barnes Hoefer & Arnett Inc        Penrod & Company                         Webster Investment Services, Inc.
 IFMG Securities, Inc.                  PNC Investments, LLC                     Wells Fargo Investments, LLC
 IMS Securities                         Presidential Brokerage, Inc.             Wescom Financial Services LLC
 Independent Financial Grp, LLC         Prime Capital Services, Inc.             Woodbury Financial Services, Inc.
 Infinex Investments, Inc.              PrimeVest Financial Services, Inc.       World Equity Group, Inc.
 ING Financial Partners, Inc.           Princor Financial Services Corp.         World Group Securities, Inc.
 Institutional Securities Corp.         ProEquities, Inc.                        WRP Investments, Inc.
-                                      -


 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities. Prudential Financial has announced its intention to divest its interest in Wachovia Securities.

 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 FINANCIAL STATEMENTS

 The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.


 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, or our telephone automated response system at 1-800-766-4530.

..   writing to us via regular mail at Prudential Annuities, P.O. Box 7960,
    Philadelphia, PA 19176 OR for express mail Prudential Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings.

 We have substantially completed a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of Prudential Annuities by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired Prudential Annuities from Skandia Insurance Company Ltd. (publ) ("Skandia").

 On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the Investment Managers of Advanced Series Trust, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of Advanced Series Trust and the Staff of the SEC. Prudential Investments LLC, the other Investment Manager of Advanced Series Trust, is not involved in the settlements.

 During the third quarter of 2004, we identified a system-generated calculation error in our annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to us associated with remediation, breakage and other costs. Our consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. We contacted state insurance regulators and commenced Phase I of our outreach to customers on November 12, 2007. Phase II commenced June 6, 2008. Phase III commenced December 5, 2008. A final phase is expected to rollout in April of 2009. We have advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to February 2008, thirty-one complaints were filed in 17th Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against us and in certain of the cases the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. Thirty of the thirty-one lawsuits settled in December 2008. Skandia has indemnified us for the thirty settled matters, but has reserved the right to seek reimbursement of a portion of the total indemnified settlement amount pursuant to the provisions of the Acquisition Agreement.

 Our litigation and regulatory matters are subject to many uncertainties, and given its complexity and scope, their outcome cannot be predicted. It is possible that results of operations or cash flow of Prudential Annuities in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities                                 2
   Prudential Annuities Life Assurance Corporation                              2
   Prudential Annuities Life Assurance Corporation Variable Account B           2
   Prudential Annuities Life Assurance Corporation Separate Account D           3
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc.    4
 How the Unit Price is Determined                                               9
 Additional Information on Fixed Allocations                                   10
   How We Calculate the Market Value Adjustment                                11
 General Information                                                           12
   Voting Rights                                                               12
   Modification                                                                13
   Deferral of Transactions                                                    14
   Misstatement of Age or Sex                                                  14
   Ending the Offer                                                            14
 Annuitization                                                                 14
 Experts                                                                       16
 Legal Experts                                                                 16
 Financial Statements                                                          16

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 SEC Rules require us to set forth information about the historical unit values for the Advanced Series Cornerstone Annuity. Because this is the initial offering of Advanced Series Cornerstone we do not yet have historical unit values associated with this Annuity. Such historical unit values will be provided in post-effective amendments.

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

 Unit Prices And Numbers Of Units. The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2009.

 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.

 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.



                          Advanced Series Cornerstone
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.15%)



                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    11/10/2008 to 12/31/2008                                           $9.84           $10.34             2,145
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                           $9.07            $9.03                88
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    11/10/2008 to 12/31/2008                                          $10.56           $10.67            18,304
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    11/10/2008 to 12/31/2008                                          $10.57           $10.52               377
----------------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    11/10/2008 to 12/31/2008                                          $10.93           $10.94           176,488
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    11/10/2008 to 12/31/2008                                          $13.88           $14.93             5,934
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    11/10/2008 to 12/31/2008                                          $13.13           $12.30               929
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                          $11.63           $11.77             7,903

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                        $11.26           $10.81               169
--------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    11/10/2008 to 12/31/2008                                        $11.43           $11.02            28,527
--------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    11/10/2008 to 12/31/2008                                        $14.84           $14.76            11,948
--------------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                        $11.08           $11.25               415
--------------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                        $12.33           $12.64            14,814
--------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    11/10/2008 to 12/31/2008                                         $8.95            $8.88                12
--------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                        $11.36           $11.11               522
--------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                        $13.57           $13.69             7,017
--------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                         $9.21            $9.16               764
--------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    11/10/2008 to 12/31/2008                                        $11.25           $11.02            51,247
--------------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    11/10/2008 to 12/31/2008                                        $10.51           $10.05            34,318
--------------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    11/10/2008 to 12/31/2008                                        $10.64           $10.28             1,505
--------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                        $12.59           $12.10               141
--------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                        $11.35           $11.53               924
--------------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                         $9.38            $9.52             2,121
--------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    11/10/2008 to 12/31/2008                                        $11.61           $11.31            63,423
--------------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    11/10/2008 to 12/31/2008                                        $11.93           $11.82            33,428
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    11/10/2008 to 12/31/2008                                         $9.90            $9.87             5,384
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    11/10/2008 to 12/31/2008                                         $9.38            $9.35             8,903
--------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    11/10/2008 to 12/31/2008                                        $19.61           $18.27             7,141
--------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                        $11.80           $11.89             4,984
--------------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    11/10/2008 to 12/31/2008                                        $14.20           $14.17             7,925
--------------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    11/10/2008 to 12/31/2008                                        $13.28           $13.39             4,900
--------------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    11/10/2008 to 12/31/2008                                        $12.31           $12.43             5,876

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    11/10/2008 to 12/31/2008                                  $12.02           $12.82            32,537
--------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    11/10/2008 to 12/31/2008                                  $12.16           $12.33             5,078
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $7.11            $7.06            12,822
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $7.89            $7.85            16,496
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $8.05            $8.05            24,711
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $8.36            $8.33            32,085
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $9.20            $9.17            42,451
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    11/10/2008 to 12/31/2008                                   $7.21            $7.38             6,160
--------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    11/10/2008 to 12/31/2008                                   $6.79            $6.79            16,663
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    11/10/2008 to 12/31/2008                                   $8.10            $8.04             5,721
--------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $7.42            $7.37                 0
--------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $7.25            $7.19             8,594
--------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $6.99            $6.98                 0
--------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $7.65            $7.62                 0
--------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                   $7.23            $7.20             6,088
--------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    11/10/2008 to 12/31/2008                                   $9.89           $10.78            41,965
--------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/10/2008 to 12/31/2008                                   $9.26            $9.36             1,731
--------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    11/10/2008 to 12/31/2008                                   $6.15            $6.13                 0
--------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    11/10/2008 to 12/31/2008                                   $5.76            $5.59                 0
--------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    11/10/2008 to 12/31/2008                                   $7.62            $7.49             9,758
--------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    11/10/2008 to 12/31/2008                                   $8.05            $8.05             2,136
--------------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    11/10/2008 to 12/31/2008                                  $11.09           $11.31                22
--------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    11/10/2008 to 12/31/2008                                  $11.81           $12.09                 0
--------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    11/10/2008 to 12/31/2008                                   $6.73            $6.67             6,808

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    11/10/2008 to 12/31/2008                             $8.31            $8.42               49
--------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    11/10/2008 to 12/31/2008                            $19.28           $18.99            4,931
--------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    11/10/2008 to 12/31/2008                             $8.70            $8.78                0
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    11/10/2008 to 12/31/2008                             $8.71            $8.67                0
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    11/10/2008 to 12/31/2008                            $11.29           $11.23              867
--------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    11/10/2008 to 12/31/2008                             $7.15            $6.87                0
--------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    11/10/2008 to 12/31/2008                             $7.86            $8.29                0
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    11/10/2008 to 12/31/2008                             $7.85            $7.84                0
--------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    11/10/2008 to 12/31/2008                             $7.97            $7.93                0
--------------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    11/10/2008 to 12/31/2008                             $7.17            $6.72                0
--------------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    11/10/2008 to 12/31/2008                            $10.95           $10.60                4
--------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    11/10/2008 to 12/31/2008                             $5.63            $5.07              618
--------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    11/10/2008 to 12/31/2008                            $11.18           $11.10                0
--------------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    11/10/2008 to 12/31/2008                             $6.45            $6.24                0
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    11/10/2008 to 12/31/2008                            $10.71           $10.58                8



 *  Denotes the start date of these sub-accounts

                          Advanced Series Cornerstone
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

 ACCUMULATION UNIT VALUES: With Lifetime Five and Combo 5% Roll-UP or Lifetime
             Five and HDV or Lifetime Five, EBP II and HAV (2.25%)



                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    11/10/2008 to 12/31/2008                            $7.15            $7.50          14,888,690

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                           $4.29            $4.27           9,138,560
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    11/10/2008 to 12/31/2008                                           $6.52            $6.58             771,578
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    11/10/2008 to 12/31/2008                                           $8.07            $8.02           2,188,363
----------------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    11/10/2008 to 12/31/2008                                          $10.54           $10.53           2,377,836
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    11/10/2008 to 12/31/2008                                           $9.80           $10.52             126,275
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    11/10/2008 to 12/31/2008                                           $8.89            $8.31          17,909,520
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                           $8.17            $8.26             357,327
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                           $4.97            $4.76             121,677
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    11/10/2008 to 12/31/2008                                           $9.29            $8.94             319,199
----------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    11/10/2008 to 12/31/2008                                           $6.85            $6.80           4,202,964
----------------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                           $7.68            $7.79             332,297
----------------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                          $12.02           $12.31           3,408,854
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    11/10/2008 to 12/31/2008                                           $3.18            $3.15             517,467
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                           $3.12            $3.05           4,668,204
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                          $15.20           $15.31             108,308
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                           $6.43            $6.39           6,057,693
----------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    11/10/2008 to 12/31/2008                                          $10.28           $10.05           3,023,716
----------------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    11/10/2008 to 12/31/2008                                           $6.55            $6.25          21,934,912
----------------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    11/10/2008 to 12/31/2008                                           $5.43            $5.24           2,384,441
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                           $5.83            $5.59             501,805
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    11/10/2008 to 12/31/2008                                          $10.64           $10.79           2,188,696
----------------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    11/10/2008 to 12/31/2008                                          $10.98           $11.12             634,820
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    11/10/2008 to 12/31/2008                                          $12.43           $12.09           6,660,709
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    11/10/2008 to 12/31/2008                                          $13.60           $13.45           6,994,579

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    11/10/2008 to 12/31/2008                                         $7.79            $7.75           4,124,590
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    11/10/2008 to 12/31/2008                                         $5.74            $5.71             424,286
--------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    11/10/2008 to 12/31/2008                                        $15.13           $14.07              82,096
--------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $9.58            $9.64           9,944,782
--------------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    11/10/2008 to 12/31/2008                                         $5.86            $5.84           2,755,958
--------------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    11/10/2008 to 12/31/2008                                         $9.18            $9.24             207,928
--------------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    11/10/2008 to 12/31/2008                                         $6.23            $6.28             975,043
--------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    11/10/2008 to 12/31/2008                                        $13.08           $13.93           1,722,092
--------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    11/10/2008 to 12/31/2008                                        $11.85           $12.00           5,724,854
--------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $6.87            $6.82             112,381
--------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $7.64            $7.58         101,095,109
--------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $7.79            $7.78          75,453,329
--------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $8.09            $8.05          25,276,368
--------------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $8.90            $8.85          31,839,577
--------------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    11/10/2008 to 12/31/2008                                         $7.00            $7.15          23,823,391
--------------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    11/10/2008 to 12/31/2008                                         $6.59            $6.58          31,425,844
--------------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    11/10/2008 to 12/31/2008                                         $7.86            $7.79          28,466,422
--------------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $7.33            $7.28           1,661,195
--------------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $7.18            $7.10           2,073,853
--------------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $6.91            $6.90           1,187,111
--------------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $7.56            $7.53           1,501,593
--------------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/10/2008 to 12/31/2008                                         $7.15            $7.11           1,382,568
--------------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    11/10/2008 to 12/31/2008                                        $10.02           $10.91           1,214,623
--------------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/10/2008 to 12/31/2008                                         $9.16            $9.24           3,325,125

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2015
    11/10/2008 to 12/31/2008                                 $10.09           $11.25          1,472,001
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    11/10/2008 to 12/31/2008                                 $10.14           $11.98            794,529
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    11/10/2008 to 12/31/2008                                 $10.11           $12.05            945,503
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    11/10/2008 to 12/31/2008                                  $6.13            $6.10              8,921
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    11/10/2008 to 12/31/2008                                  $5.73            $5.56             14,499
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    11/10/2008 to 12/31/2008                                  $7.60            $7.45            439,198
-------------------------------------------------------------------------------------------------------------
Evergreen VA Diversified Capital Builder Fund
 formerly, Evergreen VA Balanced Fund
    11/10/2008 to 12/31/2008                                  $6.88            $6.63                  0
-------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    11/10/2008 to 12/31/2008                                  $7.73            $7.72             19,329
-------------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    11/10/2008 to 12/31/2008                                 $10.69           $10.88             68,654
-------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    11/10/2008 to 12/31/2008                                  $7.53            $7.70             24,749
-------------------------------------------------------------------------------------------------------------
Evergreen VA Special Values Fund
    11/10/2008 to 12/31/2008                                  $9.83            $9.88                  0
-------------------------------------------------------------------------------------------------------------
Evergreen VA Diversified Income Builder Fund
    11/10/2008 to 12/31/2008                                  $7.71            $7.70                  0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    11/10/2008 to 12/31/2008                                  $6.69            $6.62          1,777,633
-------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    11/10/2008 to 12/31/2008                                  $7.95            $8.04             14,320
-------------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    11/10/2008 to 12/31/2008                                 $12.66           $12.45             49,725
-------------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    11/10/2008 to 12/31/2008                                  $8.27            $8.33              7,072
-------------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    11/10/2008 to 12/31/2008                                  $6.12            $6.08             10,685
-------------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    11/10/2008 to 12/31/2008                                 $10.74           $10.66             37,037
-------------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    11/10/2008 to 12/31/2008                                  $6.20            $5.95                  0
-------------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    11/10/2008 to 12/31/2008                                  $7.47            $7.86             10,121
-------------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    11/10/2008 to 12/31/2008                                  $7.46            $7.44             24,434
-------------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    11/10/2008 to 12/31/2008                                  $4.57            $4.53                  0

                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    11/10/2008 to 12/31/2008                       $6.89            $6.45            17,555
--------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    11/10/2008 to 12/31/2008                       $8.25            $7.98            18,138
--------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    11/10/2008 to 12/31/2008                       $4.39            $3.95            33,237
--------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    11/10/2008 to 12/31/2008                       $9.55            $9.47            10,538
--------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    11/10/2008 to 12/31/2008                       $6.42            $6.20                 0
--------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    11/10/2008 to 12/31/2008                      $12.54           $12.36            14,524



 *  Denotes the start date of these sub-accounts

                                    ASXT SIX
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2002 to 12/31/2002                           --            $8.56           2,569,506
    01/01/2003 to 12/31/2003                        $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37           2,459,224
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2002 to 12/31/2002                           --            $9.72             835,523
    01/01/2003 to 12/31/2003                        $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                       $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                       $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                       $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                       $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                       $24.43           $11.96           6,129,240
---------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2002 to 12/31/2002                           --            $8.19             269,995
    01/01/2003 to 12/31/2003                        $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                       $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                       $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                       $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                       $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                       $20.85           $11.48           2,393,870

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    01/01/2002 to 12/31/2002                               --            $9.04             969,509
    01/01/2003 to 12/31/2003                            $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                           $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                           $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                           $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                           $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                           $18.31           $11.88           1,412,847
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                            $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                           $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                           $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                           $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                           $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                           $20.16           $11.08           2,977,983
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                            $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                           $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                           $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                           $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                           $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                           $16.87           $12.17             667,006
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                            $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                           $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                           $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                           $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                           $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                           $16.34           $11.30           6,242,966

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.66             423,387
    01/01/2003 to 12/31/2003                                    $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                                   $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                                   $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                                   $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                                   $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                                   $12.33           $11.30                   0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                    $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                   $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                   $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                   $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                   $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                   $14.92            $8.69           2,808,881
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                                    $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                                    $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                                   $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                                   $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                                   $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                                   $16.34            $9.13           3,042,143
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                                    $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                                   $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                                   $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                                   $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                                   $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                                   $17.67           $10.03           5,184,438
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $6.80             658,419
    01/01/2003 to 12/31/2003                                    $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                                    $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                                    $9.67           $11.10                   0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                                    $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                                   $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                                   $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                                   $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                                   $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                                   $14.57            $8.87           1,381,269

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    01/01/2002 to 12/31/2002                               --            $9.59             724,670
    01/01/2003 to 12/31/2003                            $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                           $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                           $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                           $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                           $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                           $33.07           $16.27           2,088,027
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                            $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                            $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                            $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                           $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                           $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                           $11.96            $6.99           4,437,756
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                            $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                            $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                            $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                           $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                           $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                           $12.73            $7.98           3,159,245
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                            $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                           $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                           $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                           $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                           $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                           $15.36            $8.51          16,673,165
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                            $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                            $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                            $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                            $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                           $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                           $11.88            $6.98           1,877,493
-------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.66             664,649
    01/01/2003 to 12/31/2003                            $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                           $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                           $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                           $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                           $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                           $16.05            $9.90           2,589,179
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    01/01/2002 to 12/31/2002                               --            $7.99             965,912
    01/01/2003 to 12/31/2003                            $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                            $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                           $10.72           $11.86                   0

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                         $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                        $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                        $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                        $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                        $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                        $14.55            $8.32           2,874,755
--------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    01/01/2002 to 12/31/2002                                            --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                                        $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                                        $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                                        $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                                        $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                                        $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                                        $22.11           $14.12           1,741,032
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                                         $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                        $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                        $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                        $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                        $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                        $12.53            $7.55           2,747,511
--------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                                         $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                                        $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                                        $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                                        $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                                        $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                                        $13.44            $8.62           2,803,150
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                         $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                        $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                        $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                        $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                        $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                        $14.08            $8.22          14,384,005
--------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                         $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                         $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                                        $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                                        $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                                        $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                                        $13.00            $7.48           4,027,564

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.71             847,517
    01/01/2003 to 12/31/2003                                           $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                          $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                          $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                          $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                          $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                          $12.90           $10.45          15,430,642
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                           $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                          $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                          $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                          $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                          $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                          $13.62            $9.35           3,074,479
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.09             921,329
    01/01/2003 to 12/31/2003                                           $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                                          $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                                          $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                                          $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                                          $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                                          $14.45           $10.52          10,697,390
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2002 to 12/31/2002                                              --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                          $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                          $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                          $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                          $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                          $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                          $14.24           $13.67           4,228,137
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                                           $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                                          $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                                          $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                                          $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                                          $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                                          $13.80           $10.11           5,931,752
----------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                                           $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                                          $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                                          $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                                          $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                                          $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                                          $13.74           $10.37           8,586,978

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                     $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                     $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                     $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                     $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                     $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                     $12.39           $11.91          20,478,277
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                     $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                     $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                     $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                     $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                     $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                     $11.31           $11.24          15,403,578
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2002 to 12/31/2002                         --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                      $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                      $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                      $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                      $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                     $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                     $10.48           $10.57          91,319,625
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    01/01/2002 to 12/31/2002                         --            $8.66             283,466
    01/01/2003 to 12/31/2003                      $8.66           $13.60           1,763,660
    01/01/2004 to 12/31/2004                     $13.60           $16.02           2,103,950
    01/01/2005 to 12/31/2005                     $16.02           $20.72           3,395,891
    01/01/2006 to 12/31/2006                     $20.72           $27.43           2,835,328
    01/01/2007 to 12/31/2007                     $27.43           $38.71           3,344,620
    01/01/2008 to 12/31/2008                     $38.71           $16.04           1,630,334
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    01/01/2002 to 12/31/2002                         --            $8.25             196,720
    01/01/2003 to 12/31/2003                      $8.25           $10.23             314,757
    01/01/2004 to 12/31/2004                     $10.23           $11.18             590,808
    01/01/2005 to 12/31/2005                     $11.18           $11.59             534,648
    01/01/2006 to 12/31/2006                     $11.59           $13.51             582,613
    01/01/2007 to 12/31/2007                     $13.51           $13.66             497,287
    01/01/2008 to 12/31/2008                     $13.66            $8.53             312,113
-------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    01/01/2002 to 12/31/2002                         --            $7.09             543,762
    01/01/2003 to 12/31/2003                      $7.09            $9.61             889,464
    01/01/2004 to 12/31/2004                      $9.61           $10.72             668,032
    01/01/2005 to 12/31/2005                     $10.72           $11.67             602,063
    01/01/2006 to 12/31/2006                     $11.67           $13.33             605,730
    01/01/2007 to 12/31/2007                     $13.33           $14.70             631,476
    01/01/2008 to 12/31/2008                     $14.70            $7.51             384,426

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    01/01/2002 to 12/31/2002                      --            $5.50            293,307
    01/01/2003 to 12/31/2003                   $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                   $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                   $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                   $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                   $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                   $9.36            $5.11            453,772
----------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    01/01/2002 to 12/31/2002                      --            $8.00            475,873
    01/01/2003 to 12/31/2003                   $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                  $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                  $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                  $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                  $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                  $12.88            $9.04            849,932
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    01/01/2002 to 12/31/2002                      --            $8.76            366,258
    01/01/2003 to 12/31/2003                   $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                  $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                  $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                  $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                  $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                  $10.89            $4.34            540,897
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2002 to 12/31/2002                      --            $8.15            113,389
    01/01/2003 to 12/31/2003                   $8.15           $11.65            189,143
    01/01/2004 to 12/31/2004                  $11.65           $13.66            414,631
    01/01/2005 to 12/31/2005                  $13.66           $15.59            689,816
    01/01/2006 to 12/31/2006                  $15.59           $18.88          1,081,552
    01/01/2007 to 12/31/2007                  $18.88           $21.35          1,401,663
    01/01/2008 to 12/31/2008                  $21.35           $12.29            984,931
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    01/01/2002 to 12/31/2002                      --            $7.44            127,728
    01/01/2003 to 12/31/2003                   $7.44           $11.12            815,621
    01/01/2004 to 12/31/2004                  $11.12           $11.58            702,642
    01/01/2005 to 04/15/2005                  $11.58           $10.31                  0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2002 to 12/31/2002                      --            $7.78             39,943
    01/01/2003 to 12/31/2003                   $7.78           $10.71            404,789
    01/01/2004 to 12/31/2004                  $10.71           $11.29            570,123
    01/01/2005 to 12/31/2005                  $11.29           $11.53            281,775
    01/01/2006 to 12/31/2006                  $11.53           $12.03            241,307
    01/01/2007 to 12/31/2007                  $12.03           $13.24            249,298
    01/01/2008 to 12/31/2008                  $13.24            $9.48            271,517
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.44            606,613
    01/01/2006 to 12/31/2006                  $11.44           $12.49            553,827
    01/01/2007 to 12/31/2007                  $12.49           $13.64            604,401
    01/01/2008 to 12/31/2008                  $13.64            $7.90            346,210

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Europe 30
    01/01/2002 to 12/31/2002               --            $7.93            292,396
    01/01/2003 to 12/31/2003            $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004           $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005           $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006           $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007           $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008           $16.85            $9.28            649,001
---------------------------------------------------------------------------------------
ProFund VP Asia 30
    01/01/2002 to 12/31/2002               --            $7.75            281,993
    01/01/2003 to 12/31/2003            $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004           $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005           $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006           $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007           $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008           $28.77           $13.91          1,337,672
---------------------------------------------------------------------------------------
ProFund VP Japan
    01/01/2002 to 12/31/2002               --            $7.24             65,845
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
---------------------------------------------------------------------------------------
ProFund VP Banks
    01/01/2002 to 12/31/2002               --            $8.56            101,136
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
---------------------------------------------------------------------------------------
ProFund VP Basic Materials
    01/01/2002 to 12/31/2002               --            $8.46             76,331
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
---------------------------------------------------------------------------------------
ProFund VP Biotechnology
    01/01/2002 to 12/31/2002               --            $7.09            130,082
    01/01/2003 to 12/31/2003            $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004            $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005           $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006           $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007           $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008           $11.31           $11.33          1,249,287

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    01/01/2002 to 12/31/2002                   --            $8.71            299,833
    01/01/2003 to 12/31/2003                $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004               $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005               $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006               $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007               $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008               $26.61           $16.50          1,351,549
-------------------------------------------------------------------------------------------
ProFund VP Financials
    01/01/2002 to 12/31/2002                   --            $8.85            221,377
    01/01/2003 to 12/31/2003                $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004               $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005               $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006               $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007               $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008               $11.44            $5.57          2,008,426
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    01/01/2002 to 12/31/2002                   --            $7.94            388,508
    01/01/2003 to 12/31/2003                $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004                $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005                $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006                $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007                $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008               $10.44            $7.78          1,638,682
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    01/01/2002 to 12/31/2002                   --            $7.93             12,642
    01/01/2003 to 12/31/2003                $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004               $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005               $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006               $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007               $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008               $13.55            $7.93            348,521

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Internet
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    01/01/2002 to 12/31/2002               --            $8.56            136,559
    01/01/2003 to 12/31/2003            $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004            $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005            $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006            $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007            $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008            $8.33            $6.60            588,925
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    01/01/2002 to 12/31/2002               --            $9.70          1,175,651
    01/01/2003 to 12/31/2003            $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004           $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005           $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006           $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007           $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008           $18.60           $12.66          2,709,868
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    01/01/2002 to 12/31/2002               --            $9.86            441,318
    01/01/2003 to 12/31/2003            $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004           $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005           $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006           $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007           $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008           $17.47           $10.09            587,638
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    01/01/2002 to 12/31/2002               --            $5.14             93,241
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
---------------------------------------------------------------------------------------
ProFund VP Technology
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
---------------------------------------------------------------------------------------
ProFund VP Utilities
    01/01/2002 to 12/31/2002               --            $7.83            521,419
    01/01/2003 to 12/31/2003            $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007           $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008           $16.52           $11.26          1,279,942
---------------------------------------------------------------------------------------
ProFund VP Bull
    01/01/2002 to 12/31/2002               --            $7.97            954,792
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
---------------------------------------------------------------------------------------
ProFund VP Bear
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.00            433,181
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
---------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    01/01/2002 to 12/31/2002                                --            $7.69            772,260
    01/01/2003 to 12/31/2003                             $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004                            $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005                            $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006                            $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007                            $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008                            $13.85            $8.99            990,289
--------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    01/01/2002 to 12/31/2002                                --            $6.14            212,085
    01/01/2003 to 12/31/2003                             $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004                            $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005                            $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006                            $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007                            $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008                            $16.11            $5.36          2,519,397
--------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    01/01/2002 to 12/31/2002                                --           $11.56          2,486,854
    01/01/2003 to 12/31/2003                            $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004                            $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005                            $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006                            $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007                            $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008                            $12.85           $18.92          2,696,273
--------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    01/01/2002 to 12/31/2002                                --            $8.02            165,792
    01/01/2003 to 12/31/2003                             $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                             $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                             $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                             $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                             $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                             $6.06            $3.70          2,315,493
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.56            899,139
    01/01/2006 to 12/31/2006                            $10.56           $11.38          1,207,864
    01/01/2007 to 12/31/2007                            $11.38           $11.78            898,024
    01/01/2008 to 12/31/2008                            $11.78           $11.04            901,901
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    01/01/2002 to 12/31/2002                                --            $6.80             19,826
    01/01/2003 to 12/31/2003                             $6.80            $9.16             66,435
    01/01/2004 to 12/31/2004                             $9.16           $10.03             91,924
    01/01/2005 to 12/31/2005                            $10.03            $9.92             87,726
    01/01/2006 to 12/31/2006                             $9.92           $10.15            100,227
    01/01/2007 to 12/31/2007                            $10.15           $10.55            106,856
    01/01/2008 to 12/31/2008                            $10.55            $5.83            190,718
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    01/01/2004 to 12/31/2004                                --           $11.85            311,233
    01/01/2005 to 12/31/2005                            $11.85           $12.84            590,605
    01/01/2006 to 12/31/2006                            $12.84           $17.48          1,507,757
    01/01/2007 to 12/31/2007                            $17.48           $19.49          2,078,809
    01/01/2008 to 12/31/2008                            $19.49           $10.97          1,122,006

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    01/01/2004 to 12/31/2004                           --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                       $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                       $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                       $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                       $14.10            $7.65          1,345,285
---------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    01/01/2004 to 12/31/2004                           --           $10.66             82,809
    01/01/2005 to 12/31/2005                       $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006                       $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007                       $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008                       $13.88            $6.71            199,304
---------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    01/01/2004 to 12/31/2004                           --           $10.75            173,851
    01/01/2005 to 12/31/2005                       $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                       $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                       $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                       $11.42            $8.09            259,188
---------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    01/01/2004 to 12/31/2004                           --           $10.48            155,695
    01/01/2005 to 12/31/2005                       $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                        $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                       $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                       $12.20            $8.58            249,670
---------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                      $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                        $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                       $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                       $11.28            $6.59          1,374,063
---------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    01/01/2004 to 12/31/2004                           --           $12.59            389,792
    01/01/2005 to 12/31/2005                       $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                       $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                       $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                       $17.43            $7.74          1,027,401
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    01/01/2004 to 12/31/2004                           --           $10.37             72,725
    01/01/2005 to 12/31/2005                       $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006                       $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007                       $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008                       $11.62            $7.37          1,340,839
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    01/01/2004 to 12/31/2004                           --           $10.37            159,605
    01/01/2005 to 12/31/2005                       $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006                       $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007                       $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008                       $12.08            $7.07          1,514,949

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    01/01/2004 to 12/31/2004                                      --            $9.70              39,360
    01/01/2005 to 12/31/2005                                   $9.70            $8.64             364,782
    01/01/2006 to 12/31/2006                                   $8.64            $8.18             254,207
    01/01/2007 to 12/31/2007                                   $8.18            $7.82             131,223
    01/01/2008 to 12/31/2008                                   $7.82           $10.14             177,441
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    01/01/2004 to 12/31/2004                                      --            $9.54             136,809
    01/01/2005 to 12/31/2005                                   $9.54            $9.11             220,842
    01/01/2006 to 12/31/2006                                   $9.11            $7.90             560,897
    01/01/2007 to 12/31/2007                                   $7.90            $8.12           1,000,449
    01/01/2008 to 12/31/2008                                   $8.12            $9.92             233,809
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    01/01/2004 to 12/31/2004                                      --           $10.53             269,671
    01/01/2005 to 12/31/2005                                  $10.53           $12.05             672,243
    01/01/2006 to 12/31/2006                                  $12.05           $14.35             742,865
    01/01/2007 to 12/31/2007                                  $14.35           $16.87             828,104
    01/01/2008 to 12/31/2008                                  $16.87            $8.25             357,600
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                  $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                  $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                  $12.26            $6.95           5,663,091
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                                  $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                                  $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                                  $12.07            $7.73          32,624,883
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                                  $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                                  $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                                  $11.83            $7.93          35,995,508
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                                  $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                                  $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                                  $11.70            $8.20          24,018,186
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                                  $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                                  $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                                  $11.40            $9.02          24,830,005
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                                  $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                                  $11.48            $7.93          16,229,117
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                  $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                  $11.30            $7.28          13,486,356

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                 $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                 $11.49            $6.70          13,640,692
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                 $11.51            $7.33           2,184,002
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                                 $10.04            $7.15           5,507,286
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                 $10.19            $6.94           1,952,838
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                                 $10.17            $7.58           3,825,075
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                                 $10.00            $7.16           2,156,002
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                  $9.98            $9.30           4,064,760
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                $10.00           $10.73         128,735,078
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.18            $6.11             100,170
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.57             126,548
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.47           1,469,632
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967



 *  Denotes the start date of these sub-accounts.

                                    ASXT SIX
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP (3.00%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                        $9.91           $10.53              0
    01/01/2006 to 12/31/2006                       $10.53           $12.55              0
    01/01/2007 to 12/31/2007                       $12.55           $13.32              0
    01/01/2008 to 12/31/2008                       $13.32            $7.57              0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $11.16              0
    01/01/2006 to 12/31/2006                           $11.16           $13.10              0
    01/01/2007 to 12/31/2007                           $13.10           $15.12              0
    01/01/2008 to 12/31/2008                           $15.12            $7.30              0
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $10.59              0
    01/01/2006 to 12/31/2006                           $10.59           $13.09              0
    01/01/2007 to 12/31/2007                           $13.09           $14.95              0
    01/01/2008 to 12/31/2008                           $14.95            $8.12              0
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/14/2005 to 12/31/2005                            $9.96           $10.36              0
    01/01/2006 to 12/31/2006                           $10.36           $12.49              0
    01/01/2007 to 12/31/2007                           $12.49           $13.25              0
    01/01/2008 to 12/31/2008                           $13.25            $8.49              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.31              0
    01/01/2006 to 12/31/2006                           $10.31           $11.27              0
    01/01/2007 to 12/31/2007                           $11.27           $11.71              0
    01/01/2008 to 12/31/2008                           $11.71            $7.38              0
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.01           $10.20              0
    01/01/2006 to 12/31/2006                           $10.20           $10.66              0
    01/01/2007 to 12/31/2007                           $10.66           $12.27              0
    01/01/2008 to 12/31/2008                           $12.27            $6.84              0
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.84              0
    01/01/2006 to 12/31/2006                           $10.84           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $12.80              0
    01/01/2008 to 12/31/2008                           $12.80            $6.94              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.44              0
    01/01/2006 to 12/31/2006                           $10.44           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $10.92              0
    01/01/2008 to 12/31/2008                           $10.92            $7.77              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.53              0
    01/01/2006 to 12/31/2006                           $10.53           $12.26              0
    01/01/2007 to 12/31/2007                           $12.26           $11.22              0
    01/01/2008 to 12/31/2008                           $11.22            $7.65              0
-------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.04            $9.90              0
    01/01/2006 to 12/31/2006                            $9.90           $11.53              0
    01/01/2007 to 12/31/2007                           $11.53            $9.19              0
    01/01/2008 to 07/18/2008                            $9.19            $8.36              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.46              0
    01/01/2006 to 12/31/2006                           $10.46           $10.78              0
    01/01/2007 to 12/31/2007                           $10.78           $12.48              0
    01/01/2008 to 12/31/2008                           $12.48            $7.17              0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $11.21              0
    01/01/2006 to 12/31/2006                                   $11.21           $12.40              0
    01/01/2007 to 12/31/2007                                   $12.40           $14.70              0
    01/01/2008 to 12/31/2008                                   $14.70            $8.10              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.76              0
    01/01/2006 to 12/31/2006                                   $10.76           $11.56              0
    01/01/2007 to 12/31/2007                                   $11.56           $11.57              0
    01/01/2008 to 12/31/2008                                   $11.57            $6.48              0
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    03/14/2005 to 12/02/2005                                   $10.09           $11.59              0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.06           $10.24              0
    01/01/2006 to 12/31/2006                                   $10.24           $11.34              0
    01/01/2007 to 12/31/2007                                   $11.34           $11.31              0
    01/01/2008 to 12/31/2008                                   $11.31            $6.78              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $11.61              0
    01/01/2006 to 12/31/2006                                   $11.61           $13.05              0
    01/01/2007 to 12/31/2007                                   $13.05           $17.78              0
    01/01/2008 to 12/31/2008                                   $17.78            $8.62              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $11.98              0
    01/01/2006 to 12/31/2006                                   $11.98           $12.28              0
    01/01/2007 to 12/31/2007                                   $12.28           $12.89              0
    01/01/2008 to 12/31/2008                                   $12.89            $7.43              0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.32              0
    01/01/2007 to 12/31/2007                                   $11.32           $12.63              0
    01/01/2008 to 12/31/2008                                   $12.63            $7.81              0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.12           $10.78              0
    01/01/2006 to 12/31/2006                                   $10.78           $11.21              0
    01/01/2007 to 12/31/2007                                   $11.21           $12.50              0
    01/01/2008 to 12/31/2008                                   $12.50            $6.83              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.03           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.35              0
    01/01/2007 to 12/31/2007                                   $11.35           $12.55              0
    01/01/2008 to 12/31/2008                                   $12.55            $7.27              0
---------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.08           $10.59              0
    01/01/2006 to 12/31/2006                                   $10.59           $12.51              0
    01/01/2007 to 12/31/2007                                   $12.51           $12.28              0
    01/01/2008 to 12/31/2008                                   $12.28            $7.47              0
---------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    03/14/2005 to 12/02/2005                                   $10.05           $11.21              0

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $12.00              0
    01/01/2007 to 12/31/2007                                          $12.00           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $6.33              0
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/14/2005 to 12/31/2005                                          $10.15           $11.88              0
    01/01/2006 to 12/31/2006                                          $11.88           $15.76              0
    01/01/2007 to 12/31/2007                                          $15.76           $12.24              0
    01/01/2008 to 12/31/2008                                          $12.24            $7.71              0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.28              0
    01/01/2006 to 12/31/2006                                          $10.28           $11.23              0
    01/01/2007 to 12/31/2007                                          $11.23           $11.12              0
    01/01/2008 to 12/31/2008                                          $11.12            $6.61              0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/14/2005 to 12/31/2005                                          $10.07           $10.22              0
    01/01/2006 to 12/31/2006                                          $10.22           $11.58              0
    01/01/2007 to 12/31/2007                                          $11.58           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $7.10              0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.15              0
    01/01/2006 to 12/31/2006                                          $10.15           $11.55              0
    01/01/2007 to 12/31/2007                                          $11.55           $11.77              0
    01/01/2008 to 12/31/2008                                          $11.77            $6.77              0
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.44              0
    01/01/2006 to 12/31/2006                                          $10.44           $11.99              0
    01/01/2007 to 12/31/2007                                          $11.99           $11.29              0
    01/01/2008 to 12/31/2008                                          $11.29            $6.40              0
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    03/14/2005 to 12/31/2005                                          $10.01           $10.50              0
    01/01/2006 to 12/31/2006                                          $10.50           $11.32              0
    01/01/2007 to 12/31/2007                                          $11.32           $11.20              0
    01/01/2008 to 12/31/2008                                          $11.20            $8.95              0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.04           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $10.85              0
    01/01/2007 to 12/31/2007                                          $10.85           $11.46              0
    01/01/2008 to 12/31/2008                                          $11.46            $7.76              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.03           $10.24              0
    01/01/2006 to 12/31/2006                                          $10.24           $11.17              0
    01/01/2007 to 12/31/2007                                          $11.17           $11.52              0
    01/01/2008 to 12/31/2008                                          $11.52            $8.28              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                                           $9.95            $9.34              0
    01/01/2006 to 12/31/2006                                           $9.34            $9.63              0
    01/01/2007 to 12/31/2007                                           $9.63           $10.24              0
    01/01/2008 to 12/31/2008                                          $10.24            $9.69              0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/14/2005 to 12/31/2005                      $9.98            $9.75              0
    01/01/2006 to 12/31/2006                      $9.75           $10.43              0
    01/01/2007 to 12/31/2007                     $10.43           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37            $7.49              0
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.84              0
    01/01/2006 to 12/31/2006                      $9.84           $10.48              0
    01/01/2007 to 12/31/2007                     $10.48           $10.78              0
    01/01/2008 to 12/31/2008                     $10.78            $8.03              0
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                      $9.99           $10.04              0
    01/01/2006 to 12/31/2006                     $10.04           $10.10              0
    01/01/2007 to 12/31/2007                     $10.10           $10.61              0
    01/01/2008 to 12/31/2008                     $10.61           $10.06              0
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.94              0
    01/01/2006 to 12/31/2006                      $9.94           $10.01              0
    01/01/2007 to 12/31/2007                     $10.01           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37           $10.17              0
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.99              0
    01/01/2006 to 12/31/2006                      $9.99           $10.13              0
    01/01/2007 to 12/31/2007                     $10.13           $10.31              0
    01/01/2008 to 12/31/2008                     $10.31           $10.25              0
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    03/14/2005 to 12/31/2005                      $9.88           $11.93              0
    01/01/2006 to 12/31/2006                     $11.93           $15.57              0
    01/01/2007 to 12/31/2007                     $15.57           $21.67              0
    01/01/2008 to 12/31/2008                     $21.67            $8.86              0
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    03/14/2005 to 12/31/2005                     $10.07           $10.08              0
    01/01/2006 to 12/31/2006                     $10.08           $11.60              0
    01/01/2007 to 12/31/2007                     $11.60           $11.56              0
    01/01/2008 to 12/31/2008                     $11.56            $7.13              0
-------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    03/14/2005 to 12/31/2005                     $10.05           $10.80              0
    01/01/2006 to 12/31/2006                     $10.80           $12.16              0
    01/01/2007 to 12/31/2007                     $12.16           $13.23              0
    01/01/2008 to 12/31/2008                     $13.23            $6.66              0
-------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    03/14/2005 to 12/31/2005                     $10.00           $10.60              0
    01/01/2006 to 12/31/2006                     $10.60           $11.36              0
    01/01/2007 to 12/31/2007                     $11.36           $11.87              0
    01/01/2008 to 12/31/2008                     $11.87            $6.39              0
-------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    03/14/2005 to 12/31/2005                     $10.06           $11.04              0
    01/01/2006 to 12/31/2006                     $11.04           $11.27              0
    01/01/2007 to 12/31/2007                     $11.27           $12.23              0
    01/01/2008 to 12/31/2008                     $12.23            $8.47              0

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    03/14/2005 to 12/31/2005                  $10.06           $10.62              0
    01/01/2006 to 12/31/2006                  $10.62           $12.00              0
    01/01/2007 to 12/31/2007                  $12.00            $9.05              0
    01/01/2008 to 12/31/2008                   $9.05            $3.56              0
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                   $9.90           $10.88              0
    01/01/2006 to 12/31/2006                  $10.88           $13.00              0
    01/01/2007 to 12/31/2007                  $13.00           $14.50              0
    01/01/2008 to 12/31/2008                  $14.50            $8.23              0
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    03/14/2005 to 04/15/2005                  $10.02            $9.26              0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                  $10.02           $10.50              0
    01/01/2006 to 12/31/2006                  $10.50           $10.79              0
    01/01/2007 to 12/31/2007                  $10.79           $11.72              0
    01/01/2008 to 12/31/2008                  $11.72            $8.28              0
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.33              0
    01/01/2006 to 12/31/2006                  $11.33           $12.20              0
    01/01/2007 to 12/31/2007                  $12.20           $13.14              0
    01/01/2008 to 12/31/2008                  $13.14            $7.50              0
----------------------------------------------------------------------------------------------
ProFund VP Europe 30
    03/14/2005 to 12/31/2005                   $9.99           $10.41              0
    01/01/2006 to 12/31/2006                  $10.41           $11.87              0
    01/01/2007 to 12/31/2007                  $11.87           $13.19              0
    01/01/2008 to 12/31/2008                  $13.19            $7.16              0
----------------------------------------------------------------------------------------------
ProFund VP Asia 30
    03/14/2005 to 12/31/2005                   $9.99           $11.10              0
    01/01/2006 to 12/31/2006                  $11.10           $14.99              0
    01/01/2007 to 12/31/2007                  $14.99           $21.48              0
    01/01/2008 to 12/31/2008                  $21.48           $10.25              0
----------------------------------------------------------------------------------------------
ProFund VP Japan
    03/14/2005 to 12/31/2005                   $9.95           $13.38              0
    01/01/2006 to 12/31/2006                  $13.38           $14.38              0
    01/01/2007 to 12/31/2007                  $14.38           $12.56              0
    01/01/2008 to 12/31/2008                  $12.56            $7.20              0
----------------------------------------------------------------------------------------------
ProFund VP Banks
    03/14/2005 to 12/31/2005                  $10.08           $10.10              0
    01/01/2006 to 12/31/2006                  $10.10           $11.31              0
    01/01/2007 to 12/31/2007                  $11.31            $7.98              0
    01/01/2008 to 12/31/2008                   $7.98            $4.11              0
----------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    03/14/2005 to 12/31/2005                   $9.98            $9.48              0
    01/01/2006 to 12/31/2006                   $9.48           $10.62              0
    01/01/2007 to 12/31/2007                  $10.62           $13.46              0
    01/01/2008 to 12/31/2008                  $13.46            $6.34              0
----------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    03/14/2005 to 12/31/2005                  $10.48           $13.48              0
    01/01/2006 to 12/31/2006                  $13.48           $12.55              0
    01/01/2007 to 12/31/2007                  $12.55           $12.03              0
    01/01/2008 to 12/31/2008                  $12.03           $11.88              0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/14/2005 to 12/31/2005               $10.04            $9.66              0
    01/01/2006 to 12/31/2006                $9.66           $10.50              0
    01/01/2007 to 12/31/2007               $10.50            $9.34              0
    01/01/2008 to 12/31/2008                $9.34            $6.22              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/14/2005 to 12/31/2005               $10.03            $9.73              0
    01/01/2006 to 12/31/2006                $9.73           $10.63              0
    01/01/2007 to 12/31/2007               $10.63           $11.09              0
    01/01/2008 to 12/31/2008               $11.09            $7.89              0
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    03/14/2005 to 12/31/2005               $10.07           $10.92              0
    01/01/2006 to 12/31/2006               $10.92           $12.78              0
    01/01/2007 to 12/31/2007               $12.78           $16.42              0
    01/01/2008 to 12/31/2008               $16.42           $10.04              0
-------------------------------------------------------------------------------------------
ProFund VP Financials
    03/14/2005 to 12/31/2005               $10.08           $10.53              0
    01/01/2006 to 12/31/2006               $10.53           $11.98              0
    01/01/2007 to 12/31/2007               $11.98            $9.40              0
    01/01/2008 to 12/31/2008                $9.40            $4.51              0
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    03/14/2005 to 12/31/2005               $10.09           $10.46              0
    01/01/2006 to 12/31/2006               $10.46           $10.68              0
    01/01/2007 to 12/31/2007               $10.68           $11.04              0
    01/01/2008 to 12/31/2008               $11.04            $8.11              0
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    03/14/2005 to 12/31/2005               $10.06           $10.06              0
    01/01/2006 to 12/31/2006               $10.06           $10.90              0
    01/01/2007 to 12/31/2007               $10.90           $11.81              0
    01/01/2008 to 12/31/2008               $11.81            $6.82              0
-------------------------------------------------------------------------------------------
ProFund VP Internet
    03/14/2005 to 12/31/2005                $9.94           $12.71              0
    01/01/2006 to 12/31/2006               $12.71           $12.50              0
    01/01/2007 to 12/31/2007               $12.50           $13.36              0
    01/01/2008 to 12/31/2008               $13.36            $7.15              0
-------------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    03/14/2005 to 12/31/2005               $10.02            $9.44              0
    01/01/2006 to 12/31/2006                $9.44           $10.27              0
    01/01/2007 to 12/31/2007               $10.27           $10.19              0
    01/01/2008 to 12/31/2008               $10.19            $7.96              0
-------------------------------------------------------------------------------------------
ProFund VP Precious Metals
    03/14/2005 to 12/31/2005                $9.89           $12.00              0
    01/01/2006 to 12/31/2006               $12.00           $12.49              0
    01/01/2007 to 12/31/2007               $12.49           $14.84              0
    01/01/2008 to 12/31/2008               $14.84            $9.96              0
-------------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/14/2005 to 12/31/2005               $10.15           $11.17              0
    01/01/2006 to 12/31/2006               $11.17           $14.36              0
    01/01/2007 to 12/31/2007               $14.36           $11.20              0
    01/01/2008 to 12/31/2008               $11.20            $6.38              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    03/14/2005 to 12/31/2005           $10.04           $10.65              0
    01/01/2006 to 12/31/2006           $10.65            $9.60              0
    01/01/2007 to 12/31/2007            $9.60            $9.97              0
    01/01/2008 to 12/31/2008            $9.97            $4.85              0
---------------------------------------------------------------------------------------
ProFund VP Technology
    03/14/2005 to 12/31/2005           $10.03           $10.54              0
    01/01/2006 to 12/31/2006           $10.54           $11.05              0
    01/01/2007 to 12/31/2007           $11.05           $12.26              0
    01/01/2008 to 12/31/2008           $12.26            $6.62              0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/14/2005 to 12/31/2005           $10.03            $9.74              0
    01/01/2006 to 12/31/2006            $9.74           $12.68              0
    01/01/2007 to 12/31/2007           $12.68           $13.33              0
    01/01/2008 to 12/31/2008           $13.33            $8.48              0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/14/2005 to 12/31/2005           $10.17           $10.60              0
    01/01/2006 to 12/31/2006           $10.60           $12.26              0
    01/01/2007 to 12/31/2007           $12.26           $13.77              0
    01/01/2008 to 12/31/2008           $13.77            $9.26              0
---------------------------------------------------------------------------------------
ProFund VP Bull
    03/14/2005 to 12/31/2005           $10.05           $10.12              0
    01/01/2006 to 12/31/2006           $10.12           $11.16              0
    01/01/2007 to 12/31/2007           $11.16           $11.21              0
    01/01/2008 to 12/31/2008           $11.21            $6.77              0
---------------------------------------------------------------------------------------
ProFund VP Bear
    03/14/2005 to 12/31/2005            $9.94            $9.54              0
    01/01/2006 to 12/31/2006            $9.54            $8.56              0
    01/01/2007 to 12/31/2007            $8.56            $8.35              0
    01/01/2008 to 12/31/2008            $8.35           $11.34              0
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    03/14/2005 to 12/31/2005           $10.11           $10.25              0
    01/01/2006 to 12/31/2006           $10.25           $12.23              0
    01/01/2007 to 12/31/2007           $12.23           $11.96              0
    01/01/2008 to 12/31/2008           $11.96            $3.78              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    03/14/2005 to 12/31/2005           $10.06           $10.55              0
    01/01/2006 to 12/31/2006           $10.55           $10.79              0
    01/01/2007 to 12/31/2007           $10.79           $12.31              0
    01/01/2008 to 12/31/2008           $12.31            $6.87              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    03/14/2005 to 12/31/2005            $9.94            $9.14              0
    01/01/2006 to 12/31/2006            $9.14            $8.75              0
    01/01/2007 to 12/31/2007            $8.75            $7.50              0
    01/01/2008 to 12/31/2008            $7.50           $10.78              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    03/14/2005 to 12/31/2005           $10.15           $11.04              0
    01/01/2006 to 12/31/2006           $11.04           $11.23              0
    01/01/2007 to 12/31/2007           $11.23           $14.00              0
    01/01/2008 to 12/31/2008           $14.00            $3.70              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                             Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/14/2005 to 12/31/2005                   $10.09           $10.60              0
    01/01/2006 to 12/31/2006                   $10.60           $11.55              0
    01/01/2007 to 12/31/2007                   $11.55           $11.31              0
    01/01/2008 to 12/31/2008                   $11.31            $6.99              0
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/14/2005 to 12/31/2005                   $10.06           $10.76              0
    01/01/2006 to 12/31/2006                   $10.76           $10.85              0
    01/01/2007 to 12/31/2007                   $10.85           $11.76              0
    01/01/2008 to 12/31/2008                   $11.76            $6.98              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    03/14/2005 to 12/31/2005                   $10.15           $11.38              0
    01/01/2006 to 12/31/2006                   $11.38           $12.22              0
    01/01/2007 to 12/31/2007                   $12.22           $12.55              0
    01/01/2008 to 12/31/2008                   $12.55            $3.96              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/14/2005 to 12/31/2005                   $10.04           $10.30              0
    01/01/2006 to 12/31/2006                   $10.30           $11.73              0
    01/01/2007 to 12/31/2007                   $11.73           $10.55              0
    01/01/2008 to 12/31/2008                   $10.55            $7.09              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/14/2005 to 12/31/2005                   $10.04           $10.48              0
    01/01/2006 to 12/31/2006                   $10.48           $11.05              0
    01/01/2007 to 12/31/2007                   $11.05           $11.15              0
    01/01/2008 to 12/31/2008                   $11.15            $7.13              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    03/14/2005 to 12/31/2005                   $10.11           $10.66              0
    01/01/2006 to 12/31/2006                   $10.66           $13.03              0
    01/01/2007 to 12/31/2007                   $13.03           $10.97              0
    01/01/2008 to 12/31/2008                   $10.97            $3.60              0
-----------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    03/14/2005 to 12/31/2005                   $10.08           $10.54              0
    01/01/2006 to 12/31/2006                   $10.54            $9.76              0
    01/01/2007 to 12/31/2007                    $9.76           $10.43              0
    01/01/2008 to 12/31/2008                   $10.43           $15.14              0
-----------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    03/14/2005 to 12/31/2005                    $9.91            $9.08              0
    01/01/2006 to 12/31/2006                    $9.08            $9.71              0
    01/01/2007 to 12/31/2007                    $9.71            $8.92              0
    01/01/2008 to 12/31/2008                    $8.92            $5.37              0
-----------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                  $10.00           $10.47              0
    01/01/2006 to 12/31/2006                   $10.47           $11.12              0
    01/01/2007 to 12/31/2007                   $11.12           $11.35              0
    01/01/2008 to 12/31/2008                   $11.35           $10.50              0
-----------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    03/14/2005 to 12/31/2005                   $10.00            $9.74              0
    01/01/2006 to 12/31/2006                    $9.74            $9.83              0
    01/01/2007 to 12/31/2007                    $9.83           $10.07              0
    01/01/2008 to 12/31/2008                   $10.07            $5.49              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    03/14/2005 to 12/31/2005                            $10.03           $10.83              0
    01/01/2006 to 12/31/2006                            $10.83           $14.54              0
    01/01/2007 to 12/31/2007                            $14.54           $15.99              0
    01/01/2008 to 12/31/2008                            $15.99            $8.87              0
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    03/14/2005 to 12/31/2005                            $10.02           $10.43              0
    01/01/2006 to 12/31/2006                            $10.43           $11.29              0
    01/01/2007 to 12/31/2007                            $11.29           $11.98              0
    01/01/2008 to 12/31/2008                            $11.98            $6.41              0
--------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    03/14/2005 to 12/31/2005                            $10.06           $10.75              0
    01/01/2006 to 12/31/2006                            $10.75           $11.35              0
    01/01/2007 to 12/31/2007                            $11.35           $13.40              0
    01/01/2008 to 12/31/2008                            $13.40            $6.38              0
--------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    03/14/2005 to 12/31/2005                            $10.10           $10.48              0
    01/01/2006 to 12/31/2006                            $10.48           $10.46              0
    01/01/2007 to 12/31/2007                            $10.46           $10.57              0
    01/01/2008 to 12/31/2008                            $10.57            $7.39              0
--------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    03/14/2005 to 12/31/2005                            $10.03            $9.53              0
    01/01/2006 to 12/31/2006                             $9.53           $11.61              0
    01/01/2007 to 12/31/2007                            $11.61           $11.33              0
    01/01/2008 to 12/31/2008                            $11.33            $7.86              0
--------------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                           $10.00            $9.67              0
    01/01/2006 to 12/31/2006                             $9.67           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $10.87              0
    01/01/2008 to 12/31/2008                            $10.87            $6.27              0
--------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    03/14/2005 to 12/31/2005                            $10.00           $11.11              0
    01/01/2006 to 12/31/2006                            $11.11           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $12.71              0
    01/01/2008 to 12/31/2008                            $12.71            $5.57              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/14/2005 to 12/31/2005                            $10.03            $9.98              0
    01/01/2006 to 12/31/2006                             $9.98           $10.56              0
    01/01/2007 to 12/31/2007                            $10.56           $10.96              0
    01/01/2008 to 12/31/2008                            $10.96            $6.85              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/14/2005 to 12/31/2005                            $10.07           $10.20              0
    01/01/2006 to 12/31/2006                            $10.20           $11.74              0
    01/01/2007 to 12/31/2007                            $11.74           $11.40              0
    01/01/2008 to 12/31/2008                            $11.40            $6.59              0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    03/14/2005 to 12/31/2005                                   $9.93            $8.94                 0
    01/01/2006 to 12/31/2006                                   $8.94            $8.36                 0
    01/01/2007 to 12/31/2007                                   $8.36            $7.87                 0
    01/01/2008 to 12/31/2008                                   $7.87           $10.07                 0
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    03/14/2005 to 12/31/2005                                   $9.95            $9.17                 0
    01/01/2006 to 12/31/2006                                   $9.17            $7.84                 0
    01/01/2007 to 12/31/2007                                   $7.84            $7.95                 0
    01/01/2008 to 12/31/2008                                   $7.95            $9.57                 0
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    03/14/2005 to 12/31/2005                                   $9.93           $11.18                 0
    01/01/2006 to 12/31/2006                                  $11.18           $13.12                 0
    01/01/2007 to 12/31/2007                                  $13.12           $15.22                 0
    01/01/2008 to 12/31/2008                                  $15.22            $7.34                 0
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00            $9.99                 0
    01/01/2006 to 12/31/2006                                   $9.99           $11.21                 0
    01/01/2007 to 12/31/2007                                  $11.21           $11.91                 0
    01/01/2008 to 12/31/2008                                  $11.91            $6.66                 0
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00                 0
    01/01/2006 to 12/31/2006                                  $10.00           $11.02             2,672
    01/01/2007 to 12/31/2007                                  $11.02           $11.73            10,225
    01/01/2008 to 12/31/2008                                  $11.73            $7.40            11,699
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01                 0
    01/01/2006 to 12/31/2006                                  $10.01           $10.85            18,249
    01/01/2007 to 12/31/2007                                  $10.85           $11.49            19,931
    01/01/2008 to 12/31/2008                                  $11.49            $7.60            38,177
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                                  $10.02           $10.74                 0
    01/01/2007 to 12/31/2007                                  $10.74           $11.36             4,610
    01/01/2008 to 12/31/2008                                  $11.36            $7.86             4,379
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03                 0
    01/01/2006 to 12/31/2006                                  $10.03           $10.50                 0
    01/01/2007 to 12/31/2007                                  $10.50           $11.07                 0
    01/01/2008 to 12/31/2008                                  $11.07            $8.65             4,182
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.54                 0
    01/01/2007 to 12/31/2007                                  $10.54           $11.20             7,920
    01/01/2008 to 12/31/2008                                  $11.20            $7.63            13,497
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.47                 0
    01/01/2007 to 12/31/2007                                  $10.47           $11.02             5,264
    01/01/2008 to 12/31/2008                                  $11.02            $7.00             5,327

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.37                 0
    01/01/2007 to 12/31/2007                                 $10.37           $11.20             5,929
    01/01/2008 to 12/31/2008                                 $11.20            $6.44            12,636
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.49                 0
    01/01/2008 to 12/31/2008                                 $11.49            $7.22             1,469
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.02                 0
    01/01/2008 to 12/31/2008                                 $10.02            $7.04             5,132
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17                 0
    01/01/2008 to 12/31/2008                                 $10.17            $6.84                 0
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.15                 0
    01/01/2008 to 12/31/2008                                 $10.15            $7.46                 0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98                 0
    01/01/2008 to 12/31/2008                                  $9.98            $7.05                 0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.96                 0
    01/01/2008 to 12/31/2008                                  $9.96            $9.16                 0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.17            $6.08                 0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.54                 0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.43                 0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.58                 0



 *  Denotes the start date of these sub-accounts.

                                     ASL II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

          ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    01/01/2002 to 12/31/2002                           --            $8.56          2,569,506
    01/01/2003 to 12/31/2003                        $8.56           $11.00          2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67          3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84          5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71          4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98          4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37          2,459,224

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $9.72             835,523
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.19             269,995
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    01/01/2002 to 12/31/2002                               --            $9.04             969,509
    01/01/2003 to 12/31/2003                            $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                           $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                           $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                           $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                           $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                           $18.31           $11.88           1,412,847
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.92           1,970,250
    01/01/2003 to 12/31/2003                            $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                            $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                            $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                            $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                           $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                           $10.55            $6.74           1,375,635
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67             639,695
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.64           1,255,415
    01/01/2003 to 12/31/2003                            $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                           $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                           $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                           $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                           $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                           $20.16           $11.08           2,977,983

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $9.26           1,492,775
    01/01/2003 to 12/31/2003                                    $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                                   $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                                   $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                                   $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                                   $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                                   $16.87           $12.17             667,006
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $9.30           6,141,523
    01/01/2003 to 12/31/2003                                    $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                                   $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                                   $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                                   $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                                   $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                                   $16.34           $11.30           6,242,966
---------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.66             423,387
    01/01/2003 to 12/31/2003                                    $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                                   $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                                   $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                                   $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                                   $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                                   $12.33           $11.30                   0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.97           1,273,118
    01/01/2003 to 12/31/2003                                    $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                   $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                   $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                   $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                   $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                   $14.92            $8.69           2,808,881
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                                       --            $7.41           2,175,250
    01/01/2003 to 12/31/2003                                    $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                                    $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                                   $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                                   $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                                   $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                                   $16.34            $9.13           3,042,143
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                       --            $8.96           5,118,558
    01/01/2003 to 12/31/2003                                    $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                                   $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                                   $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                                   $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                                   $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                                   $17.67           $10.03           5,184,438

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $6.80             658,419
    01/01/2003 to 12/31/2003                            $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                            $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                            $9.67           $11.10                   0
-------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    01/01/2002 to 12/31/2002                               --            $8.17           1,200,225
    01/01/2003 to 12/31/2003                            $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                           $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                           $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                           $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                           $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                           $14.57            $8.87           1,381,269
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    01/01/2002 to 12/31/2002                               --            $9.59             724,670
    01/01/2003 to 12/31/2003                            $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                           $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                           $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                           $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                           $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                           $33.07           $16.27           2,088,027
-------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.46           1,869,353
    01/01/2003 to 12/31/2003                            $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                            $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                            $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                           $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                           $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                           $11.96            $6.99           4,437,756
-------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.58           2,930,432
    01/01/2003 to 12/31/2003                            $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                            $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                            $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                           $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                           $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                           $12.73            $7.98           3,159,245
-------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $8.32          10,144,317
    01/01/2003 to 12/31/2003                            $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                           $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                           $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                           $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                           $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                           $15.36            $8.51          16,673,165
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    01/01/2002 to 12/31/2002                               --            $7.67           1,349,939
    01/01/2003 to 12/31/2003                            $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                            $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                            $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                            $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                           $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                           $11.88            $6.98           1,877,493

                                                                                                     Number of
                                                                 Accumulation     Accumulation      Accumulation
                                                                 Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.66             664,649
    01/01/2003 to 12/31/2003                                         $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                                        $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                                        $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                                        $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                                        $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                                        $16.05            $9.90           2,589,179
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $7.99             965,912
    01/01/2003 to 12/31/2003                                         $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                                         $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                                        $10.72           $11.86                   0
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.76           6,005,922
    01/01/2003 to 12/31/2003                                         $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                                        $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                                        $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                                        $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                                        $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                                        $14.55            $8.32           2,874,755
--------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    01/01/2002 to 12/31/2002                                            --           $10.08           1,563,489
    01/01/2003 to 12/31/2003                                        $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                                        $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                                        $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                                        $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                                        $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                                        $22.11           $14.12           1,741,032
--------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.17           3,662,406
    01/01/2003 to 12/31/2003                                         $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                        $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                        $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                        $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                        $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                        $12.53            $7.55           2,747,511
--------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.25           1,751,136
    01/01/2003 to 12/31/2003                                         $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                                        $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                                        $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                                        $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                                        $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                                        $13.44            $8.62           2,803,150
--------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    01/01/2002 to 12/31/2002                                            --            $8.06           6,667,373
    01/01/2003 to 12/31/2003                                         $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                        $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                        $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                        $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                        $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                        $14.08            $8.22          14,384,005

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.34           2,110,071
    01/01/2003 to 12/31/2003                                           $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                           $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                                          $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                                          $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                                          $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                                          $13.00            $7.48           4,027,564
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    01/01/2002 to 12/31/2002                                              --            $8.71             847,517
    01/01/2003 to 12/31/2003                                           $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                          $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                          $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                          $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                          $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                          $12.90           $10.45          15,430,642
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.14           1,126,058
    01/01/2003 to 12/31/2003                                           $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                          $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                          $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                          $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                          $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                          $13.62            $9.35           3,074,479
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.09             921,329
    01/01/2003 to 12/31/2003                                           $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                                          $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                                          $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                                          $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                                          $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                                          $14.45           $10.52          10,697,390
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    01/01/2002 to 12/31/2002                                              --           $11.34           1,739,313
    01/01/2003 to 12/31/2003                                          $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                          $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                          $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                          $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                          $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                          $14.24           $13.67           4,228,137
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    01/01/2002 to 12/31/2002                                              --            $9.71           5,592,940
    01/01/2003 to 12/31/2003                                           $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                                          $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                                          $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                                          $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                                          $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                                          $13.80           $10.11           5,931,752

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    01/01/2002 to 12/31/2002                         --            $9.94           4,146,530
    01/01/2003 to 12/31/2003                      $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                     $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                     $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                     $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                     $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                     $13.74           $10.37           8,586,978
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.57          20,544,075
    01/01/2003 to 12/31/2003                     $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                     $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                     $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                     $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                     $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                     $12.39           $11.91          20,478,277
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    01/01/2002 to 12/31/2002                         --           $10.34          11,274,642
    01/01/2003 to 12/31/2003                     $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                     $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                     $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                     $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                     $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                     $11.31           $11.24          15,403,578
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    01/01/2002 to 12/31/2002                         --            $9.96          36,255,772
    01/01/2003 to 12/31/2003                      $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                      $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                      $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                      $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                     $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                     $10.48           $10.57          91,319,625
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    01/01/2002 to 12/31/2002                         --            $8.66             283,466
    01/01/2003 to 12/31/2003                      $8.66           $13.60           1,763,660
    01/01/2004 to 12/31/2004                     $13.60           $16.02           2,103,950
    01/01/2005 to 12/31/2005                     $16.02           $20.72           3,395,891
    01/01/2006 to 12/31/2006                     $20.72           $27.43           2,835,328
    01/01/2007 to 12/31/2007                     $27.43           $38.71           3,344,620
    01/01/2008 to 12/31/2008                     $38.71           $16.04           1,630,334
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    01/01/2002 to 12/31/2002                         --            $8.25             196,720
    01/01/2003 to 12/31/2003                      $8.25           $10.23             314,757
    01/01/2004 to 12/31/2004                     $10.23           $11.18             590,808
    01/01/2005 to 12/31/2005                     $11.18           $11.59             534,648
    01/01/2006 to 12/31/2006                     $11.59           $13.51             582,613
    01/01/2007 to 12/31/2007                     $13.51           $13.66             497,287
    01/01/2008 to 12/31/2008                     $13.66            $8.53             312,113

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    01/01/2002 to 12/31/2002                      --            $7.09            543,762
    01/01/2003 to 12/31/2003                   $7.09            $9.61            889,464
    01/01/2004 to 12/31/2004                   $9.61           $10.72            668,032
    01/01/2005 to 12/31/2005                  $10.72           $11.67            602,063
    01/01/2006 to 12/31/2006                  $11.67           $13.33            605,730
    01/01/2007 to 12/31/2007                  $13.33           $14.70            631,476
    01/01/2008 to 12/31/2008                  $14.70            $7.51            384,426
----------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    01/01/2002 to 12/31/2002                      --            $5.50            293,307
    01/01/2003 to 12/31/2003                   $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                   $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                   $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                   $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                   $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                   $9.36            $5.11            453,772
----------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    01/01/2002 to 12/31/2002                      --            $8.00            475,873
    01/01/2003 to 12/31/2003                   $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                  $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                  $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                  $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                  $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                  $12.88            $9.04            849,932
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    01/01/2002 to 12/31/2002                      --            $8.76            366,258
    01/01/2003 to 12/31/2003                   $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                  $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                  $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                  $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                  $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                  $10.89            $4.34            540,897
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    01/01/2002 to 12/31/2002                      --            $8.15            113,389
    01/01/2003 to 12/31/2003                   $8.15           $11.65            189,143
    01/01/2004 to 12/31/2004                  $11.65           $13.66            414,631
    01/01/2005 to 12/31/2005                  $13.66           $15.59            689,816
    01/01/2006 to 12/31/2006                  $15.59           $18.88          1,081,552
    01/01/2007 to 12/31/2007                  $18.88           $21.35          1,401,663
    01/01/2008 to 12/31/2008                  $21.35           $12.29            984,931
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    01/01/2002 to 12/31/2002                      --            $7.44            127,728
    01/01/2003 to 12/31/2003                   $7.44           $11.12            815,621
    01/01/2004 to 12/31/2004                  $11.12           $11.58            702,642
    01/01/2005 to 04/15/2005                  $11.58           $10.31                  0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    01/01/2002 to 12/31/2002                      --            $7.78             39,943
    01/01/2003 to 12/31/2003                   $7.78           $10.71            404,789
    01/01/2004 to 12/31/2004                  $10.71           $11.29            570,123
    01/01/2005 to 12/31/2005                  $11.29           $11.53            281,775
    01/01/2006 to 12/31/2006                  $11.53           $12.03            241,307
    01/01/2007 to 12/31/2007                  $12.03           $13.24            249,298
    01/01/2008 to 12/31/2008                  $13.24            $9.48            271,517

                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                      Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005            $9.82           $11.44            606,613
    01/01/2006 to 12/31/2006            $11.44           $12.49            553,827
    01/01/2007 to 12/31/2007            $12.49           $13.64            604,401
    01/01/2008 to 12/31/2008            $13.64            $7.90            346,210
----------------------------------------------------------------------------------------
ProFund VP Europe 30
    01/01/2002 to 12/31/2002                --            $7.93            292,396
    01/01/2003 to 12/31/2003             $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004            $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005            $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006            $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007            $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008            $16.85            $9.28            649,001
----------------------------------------------------------------------------------------
ProFund VP Asia 30
    01/01/2002 to 12/31/2002                --            $7.75            281,993
    01/01/2003 to 12/31/2003             $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004            $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005            $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006            $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007            $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008            $28.77           $13.91          1,337,672
----------------------------------------------------------------------------------------
ProFund VP Japan
    01/01/2002 to 12/31/2002                --            $7.24             65,845
    01/01/2003 to 12/31/2003             $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004             $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005             $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006            $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007            $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008            $12.85            $7.47            553,832
----------------------------------------------------------------------------------------
ProFund VP Banks
    01/01/2002 to 12/31/2002                --            $8.56            101,136
    01/01/2003 to 12/31/2003             $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004            $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005            $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006            $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007            $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008             $9.55            $4.99          2,409,143
----------------------------------------------------------------------------------------
ProFund VP Basic Materials
    01/01/2002 to 12/31/2002                --            $8.46             76,331
    01/01/2003 to 12/31/2003             $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004            $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005            $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006            $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007            $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008            $17.45            $8.34          1,183,553
----------------------------------------------------------------------------------------
ProFund VP Biotechnology
    01/01/2002 to 12/31/2002                --            $7.09            130,082
    01/01/2003 to 12/31/2003             $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004             $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005            $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006            $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007            $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008            $11.31           $11.33          1,249,287

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    01/01/2002 to 12/31/2002                   --            $7.25            128,022
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    01/01/2002 to 12/31/2002                   --            $8.28            148,446
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    01/01/2002 to 12/31/2002                   --            $8.71            299,833
    01/01/2003 to 12/31/2003                $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004               $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005               $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006               $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007               $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008               $26.61           $16.50          1,351,549
-------------------------------------------------------------------------------------------
ProFund VP Financials
    01/01/2002 to 12/31/2002                   --            $8.85            221,377
    01/01/2003 to 12/31/2003                $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004               $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005               $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006               $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007               $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008               $11.44            $5.57          2,008,426
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    01/01/2002 to 12/31/2002                   --            $7.94            388,508
    01/01/2003 to 12/31/2003                $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004                $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005                $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006                $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007                $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008               $10.44            $7.78          1,638,682
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    01/01/2002 to 12/31/2002                   --            $7.93             12,642
    01/01/2003 to 12/31/2003                $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004               $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005               $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006               $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007               $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008               $13.55            $7.93            348,521

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Internet
    01/01/2002 to 12/31/2002               --            $8.57            306,572
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    01/01/2002 to 12/31/2002               --            $8.56            136,559
    01/01/2003 to 12/31/2003            $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004            $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005            $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006            $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007            $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008            $8.33            $6.60            588,925
---------------------------------------------------------------------------------------
ProFund VP Precious Metals
    01/01/2002 to 12/31/2002               --            $9.70          1,175,651
    01/01/2003 to 12/31/2003            $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004           $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005           $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006           $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007           $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008           $18.60           $12.66          2,709,868
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    01/01/2002 to 12/31/2002               --            $9.86            441,318
    01/01/2003 to 12/31/2003            $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004           $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005           $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006           $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007           $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008           $17.47           $10.09            587,638
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    01/01/2002 to 12/31/2002               --            $5.14             93,241
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
---------------------------------------------------------------------------------------
ProFund VP Technology
    01/01/2002 to 12/31/2002               --            $6.03            254,131
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    01/01/2002 to 12/31/2002               --            $7.15            272,408
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
---------------------------------------------------------------------------------------
ProFund VP Utilities
    01/01/2002 to 12/31/2002               --            $7.83            521,419
    01/01/2003 to 12/31/2003            $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007           $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008           $16.52           $11.26          1,279,942
---------------------------------------------------------------------------------------
ProFund VP Bull
    01/01/2002 to 12/31/2002               --            $7.97            954,792
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
---------------------------------------------------------------------------------------
ProFund VP Bear
    01/01/2002 to 12/31/2002               --           $11.38          1,532,543
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    01/01/2002 to 12/31/2002               --            $6.78            297,435
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    01/01/2002 to 12/31/2002               --            $6.45          1,346,852
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    01/01/2002 to 12/31/2002               --           $11.00            433,181
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    01/01/2002 to 12/31/2002               --            $3.53          1,003,123
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    01/01/2002 to 12/31/2002               --            $7.66            438,387
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    01/01/2002 to 12/31/2002               --            $7.70            439,054
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
---------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    01/01/2002 to 12/31/2002               --            $5.71            477,953
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    01/01/2002 to 12/31/2002               --            $7.09            994,778
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    01/01/2002 to 12/31/2002                                --            $7.69            772,260
    01/01/2003 to 12/31/2003                             $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004                            $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005                            $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006                            $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007                            $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008                            $13.85            $8.99            990,289
--------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    01/01/2002 to 12/31/2002                                --            $6.14            212,085
    01/01/2003 to 12/31/2003                             $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004                            $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005                            $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006                            $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007                            $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008                            $16.11            $5.36          2,519,397
--------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    01/01/2002 to 12/31/2002                                --           $11.56          2,486,854
    01/01/2003 to 12/31/2003                            $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004                            $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005                            $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006                            $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007                            $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008                            $12.85           $18.92          2,696,273
--------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    01/01/2002 to 12/31/2002                                --            $8.02            165,792
    01/01/2003 to 12/31/2003                             $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                             $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                             $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                             $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                             $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                             $6.06            $3.70          2,315,493
--------------------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                           $10.00           $10.56            899,139
    01/01/2006 to 12/31/2006                            $10.56           $11.38          1,207,864
    01/01/2007 to 12/31/2007                            $11.38           $11.78            898,024
    01/01/2008 to 12/31/2008                            $11.78           $11.04            901,901
--------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    01/01/2002 to 12/31/2002                                --            $6.80             19,826
    01/01/2003 to 12/31/2003                             $6.80            $9.16             66,435
    01/01/2004 to 12/31/2004                             $9.16           $10.03             91,924
    01/01/2005 to 12/31/2005                            $10.03            $9.92             87,726
    01/01/2006 to 12/31/2006                             $9.92           $10.15            100,227
    01/01/2007 to 12/31/2007                            $10.15           $10.55            106,856
    01/01/2008 to 12/31/2008                            $10.55            $5.83            190,718
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    01/01/2004 to 12/31/2004                                --           $11.85            311,233
    01/01/2005 to 12/31/2005                            $11.85           $12.84            590,605
    01/01/2006 to 12/31/2006                            $12.84           $17.48          1,507,757
    01/01/2007 to 12/31/2007                            $17.48           $19.49          2,078,809
    01/01/2008 to 12/31/2008                            $19.49           $10.97          1,122,006

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    01/01/2004 to 12/31/2004                           --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                       $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                       $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                       $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                       $14.10            $7.65          1,345,285
---------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    01/01/2004 to 12/31/2004                           --           $10.66             82,809
    01/01/2005 to 12/31/2005                       $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006                       $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007                       $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008                       $13.88            $6.71            199,304
---------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    01/01/2004 to 12/31/2004                           --           $10.75            173,851
    01/01/2005 to 12/31/2005                       $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                       $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                       $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                       $11.42            $8.09            259,188
---------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    01/01/2004 to 12/31/2004                           --           $10.48            155,695
    01/01/2005 to 12/31/2005                       $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                        $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                       $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                       $12.20            $8.58            249,670
---------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                      $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                        $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                       $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                       $11.28            $6.59          1,374,063
---------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    01/01/2004 to 12/31/2004                           --           $12.59            389,792
    01/01/2005 to 12/31/2005                       $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                       $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                       $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                       $17.43            $7.74          1,027,401
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    01/01/2004 to 12/31/2004                           --           $10.37             72,725
    01/01/2005 to 12/31/2005                       $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006                       $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007                       $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008                       $11.62            $7.37          1,340,839
---------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    01/01/2004 to 12/31/2004                           --           $10.37            159,605
    01/01/2005 to 12/31/2005                       $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006                       $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007                       $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008                       $12.08            $7.07          1,514,949

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    01/01/2004 to 12/31/2004                                      --            $9.70              39,360
    01/01/2005 to 12/31/2005                                   $9.70            $8.64             364,782
    01/01/2006 to 12/31/2006                                   $8.64            $8.18             254,207
    01/01/2007 to 12/31/2007                                   $8.18            $7.82             131,223
    01/01/2008 to 12/31/2008                                   $7.82           $10.14             177,441
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    01/01/2004 to 12/31/2004                                      --            $9.54             136,809
    01/01/2005 to 12/31/2005                                   $9.54            $9.11             220,842
    01/01/2006 to 12/31/2006                                   $9.11            $7.90             560,897
    01/01/2007 to 12/31/2007                                   $7.90            $8.12           1,000,449
    01/01/2008 to 12/31/2008                                   $8.12            $9.92             233,809
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    01/01/2004 to 12/31/2004                                      --           $10.53             269,671
    01/01/2005 to 12/31/2005                                  $10.53           $12.05             672,243
    01/01/2006 to 12/31/2006                                  $12.05           $14.35             742,865
    01/01/2007 to 12/31/2007                                  $14.35           $16.87             828,104
    01/01/2008 to 12/31/2008                                  $16.87            $8.25             357,600
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                                  $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                                  $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                                  $12.26            $6.95           5,663,091
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                                  $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                                  $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                                  $12.07            $7.73          32,624,883
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                                  $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                                  $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                                  $11.83            $7.93          35,995,508
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                                  $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                                  $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                                  $11.70            $8.20          24,018,186
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                                  $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                                  $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                                  $11.40            $9.02          24,830,005
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                                  $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                                  $11.48            $7.93          16,229,117
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                  $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                  $11.30            $7.28          13,486,356

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                 $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                 $11.49            $6.70          13,640,692
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                 $11.51            $7.33           2,184,002
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                                 $10.04            $7.15           5,507,286
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                 $10.19            $6.94           1,952,838
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                                 $10.17            $7.58           3,825,075
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                                 $10.00            $7.16           2,156,002
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                  $9.98            $9.30           4,064,760
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                $10.00           $10.73         128,735,078
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.18            $6.11             100,170
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.57             126,548
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.47           1,469,632
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967



 *  Denotes the start date of these sub-accounts.

                                     ASL II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

            ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP (3.00%)



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/14/2005 to 12/31/2005                        $9.91           $10.53              0
    01/01/2006 to 12/31/2006                       $10.53           $12.55              0
    01/01/2007 to 12/31/2007                       $12.55           $13.32              0
    01/01/2008 to 12/31/2008                       $13.32            $7.57              0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $11.16              0
    01/01/2006 to 12/31/2006                           $11.16           $13.10              0
    01/01/2007 to 12/31/2007                           $13.10           $15.12              0
    01/01/2008 to 12/31/2008                           $15.12            $7.30              0
-------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/14/2005 to 12/31/2005                            $9.92           $10.59              0
    01/01/2006 to 12/31/2006                           $10.59           $13.09              0
    01/01/2007 to 12/31/2007                           $13.09           $14.95              0
    01/01/2008 to 12/31/2008                           $14.95            $8.12              0
-------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/14/2005 to 12/31/2005                            $9.96           $10.36              0
    01/01/2006 to 12/31/2006                           $10.36           $12.49              0
    01/01/2007 to 12/31/2007                           $12.49           $13.25              0
    01/01/2008 to 12/31/2008                           $13.25            $8.49              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.04           $10.31              0
    01/01/2006 to 12/31/2006                           $10.31           $11.27              0
    01/01/2007 to 12/31/2007                           $11.27           $11.71              0
    01/01/2008 to 12/31/2008                           $11.71            $7.38              0
-------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.01           $10.20              0
    01/01/2006 to 12/31/2006                           $10.20           $10.66              0
    01/01/2007 to 12/31/2007                           $10.66           $12.27              0
    01/01/2008 to 12/31/2008                           $12.27            $6.84              0
-------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.84              0
    01/01/2006 to 12/31/2006                           $10.84           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $12.80              0
    01/01/2008 to 12/31/2008                           $12.80            $6.94              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.44              0
    01/01/2006 to 12/31/2006                           $10.44           $11.87              0
    01/01/2007 to 12/31/2007                           $11.87           $10.92              0
    01/01/2008 to 12/31/2008                           $10.92            $7.77              0
-------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.05           $10.53              0
    01/01/2006 to 12/31/2006                           $10.53           $12.26              0
    01/01/2007 to 12/31/2007                           $12.26           $11.22              0
    01/01/2008 to 12/31/2008                           $11.22            $7.65              0
-------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    03/14/2005 to 12/31/2005                           $10.04            $9.90              0
    01/01/2006 to 12/31/2006                            $9.90           $11.53              0
    01/01/2007 to 12/31/2007                           $11.53            $9.19              0
    01/01/2008 to 07/18/2008                            $9.19            $8.36              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                           $10.00           $10.46              0
    01/01/2006 to 12/31/2006                           $10.46           $10.78              0
    01/01/2007 to 12/31/2007                           $10.78           $12.48              0
    01/01/2008 to 12/31/2008                           $12.48            $7.17              0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.05           $11.21              0
    01/01/2006 to 12/31/2006                                   $11.21           $12.40              0
    01/01/2007 to 12/31/2007                                   $12.40           $14.70              0
    01/01/2008 to 12/31/2008                                   $14.70            $8.10              0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $10.76              0
    01/01/2006 to 12/31/2006                                   $10.76           $11.56              0
    01/01/2007 to 12/31/2007                                   $11.56           $11.57              0
    01/01/2008 to 12/31/2008                                   $11.57            $6.48              0
---------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    03/14/2005 to 12/02/2005                                   $10.09           $11.59              0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.06           $10.24              0
    01/01/2006 to 12/31/2006                                   $10.24           $11.34              0
    01/01/2007 to 12/31/2007                                   $11.34           $11.31              0
    01/01/2008 to 12/31/2008                                   $11.31            $6.78              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/14/2005 to 12/31/2005                                   $10.00           $11.61              0
    01/01/2006 to 12/31/2006                                   $11.61           $13.05              0
    01/01/2007 to 12/31/2007                                   $13.05           $17.78              0
    01/01/2008 to 12/31/2008                                   $17.78            $8.62              0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.02           $11.98              0
    01/01/2006 to 12/31/2006                                   $11.98           $12.28              0
    01/01/2007 to 12/31/2007                                   $12.28           $12.89              0
    01/01/2008 to 12/31/2008                                   $12.89            $7.43              0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.04           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.32              0
    01/01/2007 to 12/31/2007                                   $11.32           $12.63              0
    01/01/2008 to 12/31/2008                                   $12.63            $7.81              0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.12           $10.78              0
    01/01/2006 to 12/31/2006                                   $10.78           $11.21              0
    01/01/2007 to 12/31/2007                                   $11.21           $12.50              0
    01/01/2008 to 12/31/2008                                   $12.50            $6.83              0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/14/2005 to 12/31/2005                                   $10.03           $10.64              0
    01/01/2006 to 12/31/2006                                   $10.64           $11.35              0
    01/01/2007 to 12/31/2007                                   $11.35           $12.55              0
    01/01/2008 to 12/31/2008                                   $12.55            $7.27              0
---------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                   $10.08           $10.59              0
    01/01/2006 to 12/31/2006                                   $10.59           $12.51              0
    01/01/2007 to 12/31/2007                                   $12.51           $12.28              0
    01/01/2008 to 12/31/2008                                   $12.28            $7.47              0
---------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value Portfolio
    03/14/2005 to 12/02/2005                                   $10.05           $11.21              0

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $12.00              0
    01/01/2007 to 12/31/2007                                          $12.00           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $6.33              0
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/14/2005 to 12/31/2005                                          $10.15           $11.88              0
    01/01/2006 to 12/31/2006                                          $11.88           $15.76              0
    01/01/2007 to 12/31/2007                                          $15.76           $12.24              0
    01/01/2008 to 12/31/2008                                          $12.24            $7.71              0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.28              0
    01/01/2006 to 12/31/2006                                          $10.28           $11.23              0
    01/01/2007 to 12/31/2007                                          $11.23           $11.12              0
    01/01/2008 to 12/31/2008                                          $11.12            $6.61              0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/14/2005 to 12/31/2005                                          $10.07           $10.22              0
    01/01/2006 to 12/31/2006                                          $10.22           $11.58              0
    01/01/2007 to 12/31/2007                                          $11.58           $11.22              0
    01/01/2008 to 12/31/2008                                          $11.22            $7.10              0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    03/14/2005 to 12/31/2005                                          $10.05           $10.15              0
    01/01/2006 to 12/31/2006                                          $10.15           $11.55              0
    01/01/2007 to 12/31/2007                                          $11.55           $11.77              0
    01/01/2008 to 12/31/2008                                          $11.77            $6.77              0
----------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/14/2005 to 12/31/2005                                          $10.08           $10.44              0
    01/01/2006 to 12/31/2006                                          $10.44           $11.99              0
    01/01/2007 to 12/31/2007                                          $11.99           $11.29              0
    01/01/2008 to 12/31/2008                                          $11.29            $6.40              0
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    03/14/2005 to 12/31/2005                                          $10.01           $10.50              0
    01/01/2006 to 12/31/2006                                          $10.50           $11.32              0
    01/01/2007 to 12/31/2007                                          $11.32           $11.20              0
    01/01/2008 to 12/31/2008                                          $11.20            $8.95              0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.04           $10.20              0
    01/01/2006 to 12/31/2006                                          $10.20           $10.85              0
    01/01/2007 to 12/31/2007                                          $10.85           $11.46              0
    01/01/2008 to 12/31/2008                                          $11.46            $7.76              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/14/2005 to 12/31/2005                                          $10.03           $10.24              0
    01/01/2006 to 12/31/2006                                          $10.24           $11.17              0
    01/01/2007 to 12/31/2007                                          $11.17           $11.52              0
    01/01/2008 to 12/31/2008                                          $11.52            $8.28              0
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/14/2005 to 12/31/2005                                           $9.95            $9.34              0
    01/01/2006 to 12/31/2006                                           $9.34            $9.63              0
    01/01/2007 to 12/31/2007                                           $9.63           $10.24              0
    01/01/2008 to 12/31/2008                                          $10.24            $9.69              0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/14/2005 to 12/31/2005                      $9.98            $9.75              0
    01/01/2006 to 12/31/2006                      $9.75           $10.43              0
    01/01/2007 to 12/31/2007                     $10.43           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37            $7.49              0
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.84              0
    01/01/2006 to 12/31/2006                      $9.84           $10.48              0
    01/01/2007 to 12/31/2007                     $10.48           $10.78              0
    01/01/2008 to 12/31/2008                     $10.78            $8.03              0
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/14/2005 to 12/31/2005                      $9.99           $10.04              0
    01/01/2006 to 12/31/2006                     $10.04           $10.10              0
    01/01/2007 to 12/31/2007                     $10.10           $10.61              0
    01/01/2008 to 12/31/2008                     $10.61           $10.06              0
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.94              0
    01/01/2006 to 12/31/2006                      $9.94           $10.01              0
    01/01/2007 to 12/31/2007                     $10.01           $10.37              0
    01/01/2008 to 12/31/2008                     $10.37           $10.17              0
-------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/14/2005 to 12/31/2005                     $10.00            $9.99              0
    01/01/2006 to 12/31/2006                      $9.99           $10.13              0
    01/01/2007 to 12/31/2007                     $10.13           $10.31              0
    01/01/2008 to 12/31/2008                     $10.31           $10.25              0
-------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets
    03/14/2005 to 12/31/2005                      $9.88           $11.93              0
    01/01/2006 to 12/31/2006                     $11.93           $15.57              0
    01/01/2007 to 12/31/2007                     $15.57           $21.67              0
    01/01/2008 to 12/31/2008                     $21.67            $8.86              0
-------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income
    03/14/2005 to 12/31/2005                     $10.07           $10.08              0
    01/01/2006 to 12/31/2006                     $10.08           $11.60              0
    01/01/2007 to 12/31/2007                     $11.60           $11.56              0
    01/01/2008 to 12/31/2008                     $11.56            $7.13              0
-------------------------------------------------------------------------------------------------
AIM V.I. Dynamics Fund
    03/14/2005 to 12/31/2005                     $10.05           $10.80              0
    01/01/2006 to 12/31/2006                     $10.80           $12.16              0
    01/01/2007 to 12/31/2007                     $12.16           $13.23              0
    01/01/2008 to 12/31/2008                     $13.23            $6.66              0
-------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund
    03/14/2005 to 12/31/2005                     $10.00           $10.60              0
    01/01/2006 to 12/31/2006                     $10.60           $11.36              0
    01/01/2007 to 12/31/2007                     $11.36           $11.87              0
    01/01/2008 to 12/31/2008                     $11.87            $6.39              0
-------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care
    03/14/2005 to 12/31/2005                     $10.06           $11.04              0
    01/01/2006 to 12/31/2006                     $11.04           $11.27              0
    01/01/2007 to 12/31/2007                     $11.27           $12.23              0
    01/01/2008 to 12/31/2008                     $12.23            $8.47              0

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                            Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund
    03/14/2005 to 12/31/2005                  $10.06           $10.62              0
    01/01/2006 to 12/31/2006                  $10.62           $12.00              0
    01/01/2007 to 12/31/2007                  $12.00            $9.05              0
    01/01/2008 to 12/31/2008                   $9.05            $3.56              0
----------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    03/14/2005 to 12/31/2005                   $9.90           $10.88              0
    01/01/2006 to 12/31/2006                  $10.88           $13.00              0
    01/01/2007 to 12/31/2007                  $13.00           $14.50              0
    01/01/2008 to 12/31/2008                  $14.50            $8.23              0
----------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund
    03/14/2005 to 04/15/2005                  $10.02            $9.26              0
----------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    03/14/2005 to 12/31/2005                  $10.02           $10.50              0
    01/01/2006 to 12/31/2006                  $10.50           $10.79              0
    01/01/2007 to 12/31/2007                  $10.79           $11.72              0
    01/01/2008 to 12/31/2008                  $11.72            $8.28              0
----------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    04/15/2005* to 12/31/2005                  $9.82           $11.33              0
    01/01/2006 to 12/31/2006                  $11.33           $12.20              0
    01/01/2007 to 12/31/2007                  $12.20           $13.14              0
    01/01/2008 to 12/31/2008                  $13.14            $7.50              0
----------------------------------------------------------------------------------------------
ProFund VP Europe 30
    03/14/2005 to 12/31/2005                   $9.99           $10.41              0
    01/01/2006 to 12/31/2006                  $10.41           $11.87              0
    01/01/2007 to 12/31/2007                  $11.87           $13.19              0
    01/01/2008 to 12/31/2008                  $13.19            $7.16              0
----------------------------------------------------------------------------------------------
ProFund VP Asia 30
    03/14/2005 to 12/31/2005                   $9.99           $11.10              0
    01/01/2006 to 12/31/2006                  $11.10           $14.99              0
    01/01/2007 to 12/31/2007                  $14.99           $21.48              0
    01/01/2008 to 12/31/2008                  $21.48           $10.25              0
----------------------------------------------------------------------------------------------
ProFund VP Japan
    03/14/2005 to 12/31/2005                   $9.95           $13.38              0
    01/01/2006 to 12/31/2006                  $13.38           $14.38              0
    01/01/2007 to 12/31/2007                  $14.38           $12.56              0
    01/01/2008 to 12/31/2008                  $12.56            $7.20              0
----------------------------------------------------------------------------------------------
ProFund VP Banks
    03/14/2005 to 12/31/2005                  $10.08           $10.10              0
    01/01/2006 to 12/31/2006                  $10.10           $11.31              0
    01/01/2007 to 12/31/2007                  $11.31            $7.98              0
    01/01/2008 to 12/31/2008                   $7.98            $4.11              0
----------------------------------------------------------------------------------------------
ProFund VP Basic Materials
    03/14/2005 to 12/31/2005                   $9.98            $9.48              0
    01/01/2006 to 12/31/2006                   $9.48           $10.62              0
    01/01/2007 to 12/31/2007                  $10.62           $13.46              0
    01/01/2008 to 12/31/2008                  $13.46            $6.34              0
----------------------------------------------------------------------------------------------
ProFund VP Biotechnology
    03/14/2005 to 12/31/2005                  $10.48           $13.48              0
    01/01/2006 to 12/31/2006                  $13.48           $12.55              0
    01/01/2007 to 12/31/2007                  $12.55           $12.03              0
    01/01/2008 to 12/31/2008                  $12.03           $11.88              0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/14/2005 to 12/31/2005               $10.04            $9.66              0
    01/01/2006 to 12/31/2006                $9.66           $10.50              0
    01/01/2007 to 12/31/2007               $10.50            $9.34              0
    01/01/2008 to 12/31/2008                $9.34            $6.22              0
-------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/14/2005 to 12/31/2005               $10.03            $9.73              0
    01/01/2006 to 12/31/2006                $9.73           $10.63              0
    01/01/2007 to 12/31/2007               $10.63           $11.09              0
    01/01/2008 to 12/31/2008               $11.09            $7.89              0
-------------------------------------------------------------------------------------------
ProFund VP Oil & Gas
    03/14/2005 to 12/31/2005               $10.07           $10.92              0
    01/01/2006 to 12/31/2006               $10.92           $12.78              0
    01/01/2007 to 12/31/2007               $12.78           $16.42              0
    01/01/2008 to 12/31/2008               $16.42           $10.04              0
-------------------------------------------------------------------------------------------
ProFund VP Financials
    03/14/2005 to 12/31/2005               $10.08           $10.53              0
    01/01/2006 to 12/31/2006               $10.53           $11.98              0
    01/01/2007 to 12/31/2007               $11.98            $9.40              0
    01/01/2008 to 12/31/2008                $9.40            $4.51              0
-------------------------------------------------------------------------------------------
ProFund VP Health Care
    03/14/2005 to 12/31/2005               $10.09           $10.46              0
    01/01/2006 to 12/31/2006               $10.46           $10.68              0
    01/01/2007 to 12/31/2007               $10.68           $11.04              0
    01/01/2008 to 12/31/2008               $11.04            $8.11              0
-------------------------------------------------------------------------------------------
ProFund VP Industrials
    03/14/2005 to 12/31/2005               $10.06           $10.06              0
    01/01/2006 to 12/31/2006               $10.06           $10.90              0
    01/01/2007 to 12/31/2007               $10.90           $11.81              0
    01/01/2008 to 12/31/2008               $11.81            $6.82              0
-------------------------------------------------------------------------------------------
ProFund VP Internet
    03/14/2005 to 12/31/2005                $9.94           $12.71              0
    01/01/2006 to 12/31/2006               $12.71           $12.50              0
    01/01/2007 to 12/31/2007               $12.50           $13.36              0
    01/01/2008 to 12/31/2008               $13.36            $7.15              0
-------------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals
    03/14/2005 to 12/31/2005               $10.02            $9.44              0
    01/01/2006 to 12/31/2006                $9.44           $10.27              0
    01/01/2007 to 12/31/2007               $10.27           $10.19              0
    01/01/2008 to 12/31/2008               $10.19            $7.96              0
-------------------------------------------------------------------------------------------
ProFund VP Precious Metals
    03/14/2005 to 12/31/2005                $9.89           $12.00              0
    01/01/2006 to 12/31/2006               $12.00           $12.49              0
    01/01/2007 to 12/31/2007               $12.49           $14.84              0
    01/01/2008 to 12/31/2008               $14.84            $9.96              0
-------------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/14/2005 to 12/31/2005               $10.15           $11.17              0
    01/01/2006 to 12/31/2006               $11.17           $14.36              0
    01/01/2007 to 12/31/2007               $14.36           $11.20              0
    01/01/2008 to 12/31/2008               $11.20            $6.38              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Semiconductor
    03/14/2005 to 12/31/2005           $10.04           $10.65              0
    01/01/2006 to 12/31/2006           $10.65            $9.60              0
    01/01/2007 to 12/31/2007            $9.60            $9.97              0
    01/01/2008 to 12/31/2008            $9.97            $4.85              0
---------------------------------------------------------------------------------------
ProFund VP Technology
    03/14/2005 to 12/31/2005           $10.03           $10.54              0
    01/01/2006 to 12/31/2006           $10.54           $11.05              0
    01/01/2007 to 12/31/2007           $11.05           $12.26              0
    01/01/2008 to 12/31/2008           $12.26            $6.62              0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/14/2005 to 12/31/2005           $10.03            $9.74              0
    01/01/2006 to 12/31/2006            $9.74           $12.68              0
    01/01/2007 to 12/31/2007           $12.68           $13.33              0
    01/01/2008 to 12/31/2008           $13.33            $8.48              0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/14/2005 to 12/31/2005           $10.17           $10.60              0
    01/01/2006 to 12/31/2006           $10.60           $12.26              0
    01/01/2007 to 12/31/2007           $12.26           $13.77              0
    01/01/2008 to 12/31/2008           $13.77            $9.26              0
---------------------------------------------------------------------------------------
ProFund VP Bull
    03/14/2005 to 12/31/2005           $10.05           $10.12              0
    01/01/2006 to 12/31/2006           $10.12           $11.16              0
    01/01/2007 to 12/31/2007           $11.16           $11.21              0
    01/01/2008 to 12/31/2008           $11.21            $6.77              0
---------------------------------------------------------------------------------------
ProFund VP Bear
    03/14/2005 to 12/31/2005            $9.94            $9.54              0
    01/01/2006 to 12/31/2006            $9.54            $8.56              0
    01/01/2007 to 12/31/2007            $8.56            $8.35              0
    01/01/2008 to 12/31/2008            $8.35           $11.34              0
---------------------------------------------------------------------------------------
ProFund VP UltraBull
    03/14/2005 to 12/31/2005           $10.11           $10.25              0
    01/01/2006 to 12/31/2006           $10.25           $12.23              0
    01/01/2007 to 12/31/2007           $12.23           $11.96              0
    01/01/2008 to 12/31/2008           $11.96            $3.78              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    03/14/2005 to 12/31/2005           $10.06           $10.55              0
    01/01/2006 to 12/31/2006           $10.55           $10.79              0
    01/01/2007 to 12/31/2007           $10.79           $12.31              0
    01/01/2008 to 12/31/2008           $12.31            $6.87              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
    03/14/2005 to 12/31/2005            $9.94            $9.14              0
    01/01/2006 to 12/31/2006            $9.14            $8.75              0
    01/01/2007 to 12/31/2007            $8.75            $7.50              0
    01/01/2008 to 12/31/2008            $7.50           $10.78              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
    03/14/2005 to 12/31/2005           $10.15           $11.04              0
    01/01/2006 to 12/31/2006           $11.04           $11.23              0
    01/01/2007 to 12/31/2007           $11.23           $14.00              0
    01/01/2008 to 12/31/2008           $14.00            $3.70              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                             Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/14/2005 to 12/31/2005                   $10.09           $10.60              0
    01/01/2006 to 12/31/2006                   $10.60           $11.55              0
    01/01/2007 to 12/31/2007                   $11.55           $11.31              0
    01/01/2008 to 12/31/2008                   $11.31            $6.99              0
-----------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/14/2005 to 12/31/2005                   $10.06           $10.76              0
    01/01/2006 to 12/31/2006                   $10.76           $10.85              0
    01/01/2007 to 12/31/2007                   $10.85           $11.76              0
    01/01/2008 to 12/31/2008                   $11.76            $6.98              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap
    03/14/2005 to 12/31/2005                   $10.15           $11.38              0
    01/01/2006 to 12/31/2006                   $11.38           $12.22              0
    01/01/2007 to 12/31/2007                   $12.22           $12.55              0
    01/01/2008 to 12/31/2008                   $12.55            $3.96              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/14/2005 to 12/31/2005                   $10.04           $10.30              0
    01/01/2006 to 12/31/2006                   $10.30           $11.73              0
    01/01/2007 to 12/31/2007                   $11.73           $10.55              0
    01/01/2008 to 12/31/2008                   $10.55            $7.09              0
-----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/14/2005 to 12/31/2005                   $10.04           $10.48              0
    01/01/2006 to 12/31/2006                   $10.48           $11.05              0
    01/01/2007 to 12/31/2007                   $11.05           $11.15              0
    01/01/2008 to 12/31/2008                   $11.15            $7.13              0
-----------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap
    03/14/2005 to 12/31/2005                   $10.11           $10.66              0
    01/01/2006 to 12/31/2006                   $10.66           $13.03              0
    01/01/2007 to 12/31/2007                   $13.03           $10.97              0
    01/01/2008 to 12/31/2008                   $10.97            $3.60              0
-----------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus
    03/14/2005 to 12/31/2005                   $10.08           $10.54              0
    01/01/2006 to 12/31/2006                   $10.54            $9.76              0
    01/01/2007 to 12/31/2007                    $9.76           $10.43              0
    01/01/2008 to 12/31/2008                   $10.43           $15.14              0
-----------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity
    03/14/2005 to 12/31/2005                    $9.91            $9.08              0
    01/01/2006 to 12/31/2006                    $9.08            $9.71              0
    01/01/2007 to 12/31/2007                    $9.71            $8.92              0
    01/01/2008 to 12/31/2008                    $8.92            $5.37              0
-----------------------------------------------------------------------------------------------
ACCESS VP High Yield Fund
    05/02/2005* to 12/31/2005                  $10.00           $10.47              0
    01/01/2006 to 12/31/2006                   $10.47           $11.12              0
    01/01/2007 to 12/31/2007                   $11.12           $11.35              0
    01/01/2008 to 12/31/2008                   $11.35           $10.50              0
-----------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
    03/14/2005 to 12/31/2005                   $10.00            $9.74              0
    01/01/2006 to 12/31/2006                    $9.74            $9.83              0
    01/01/2007 to 12/31/2007                    $9.83           $10.07              0
    01/01/2008 to 12/31/2008                   $10.07            $5.49              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
Global Dividend Target 15
 formerly, First Trust Global Dividend Target 15
    03/14/2005 to 12/31/2005                            $10.03           $10.83              0
    01/01/2006 to 12/31/2006                            $10.83           $14.54              0
    01/01/2007 to 12/31/2007                            $14.54           $15.99              0
    01/01/2008 to 12/31/2008                            $15.99            $8.87              0
--------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio
 formerly, First Trust Managed VIP
    03/14/2005 to 12/31/2005                            $10.02           $10.43              0
    01/01/2006 to 12/31/2006                            $10.43           $11.29              0
    01/01/2007 to 12/31/2007                            $11.29           $11.98              0
    01/01/2008 to 12/31/2008                            $11.98            $6.41              0
--------------------------------------------------------------------------------------------------------
NASDAQ Target 15 Portfolio
 formerly, First Trust NASDAQ Target 15
    03/14/2005 to 12/31/2005                            $10.06           $10.75              0
    01/01/2006 to 12/31/2006                            $10.75           $11.35              0
    01/01/2007 to 12/31/2007                            $11.35           $13.40              0
    01/01/2008 to 12/31/2008                            $13.40            $6.38              0
--------------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio
 formerly, First Trust S&P Target 24
    03/14/2005 to 12/31/2005                            $10.10           $10.48              0
    01/01/2006 to 12/31/2006                            $10.48           $10.46              0
    01/01/2007 to 12/31/2007                            $10.46           $10.57              0
    01/01/2008 to 12/31/2008                            $10.57            $7.39              0
--------------------------------------------------------------------------------------------------------
The DOW DART 10 Portfolio
 formerly, First Trust Dow Target 10
    03/14/2005 to 12/31/2005                            $10.03            $9.53              0
    01/01/2006 to 12/31/2006                             $9.53           $11.61              0
    01/01/2007 to 12/31/2007                            $11.61           $11.33              0
    01/01/2008 to 12/31/2008                            $11.33            $7.86              0
--------------------------------------------------------------------------------------------------------
The DOW Target Dividend Portfolio
 formerly, First Trust Dow Target Dividend
    05/02/2005* to 12/31/2005                           $10.00            $9.67              0
    01/01/2006 to 12/31/2006                             $9.67           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $10.87              0
    01/01/2008 to 12/31/2008                            $10.87            $6.27              0
--------------------------------------------------------------------------------------------------------
Value Line Target 25 Portfolio
 formerly, First Trust Value Line Target 25
    03/14/2005 to 12/31/2005                            $10.00           $11.11              0
    01/01/2006 to 12/31/2006                            $11.11           $11.08              0
    01/01/2007 to 12/31/2007                            $11.08           $12.71              0
    01/01/2008 to 12/31/2008                            $12.71            $5.57              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/14/2005 to 12/31/2005                            $10.03            $9.98              0
    01/01/2006 to 12/31/2006                             $9.98           $10.56              0
    01/01/2007 to 12/31/2007                            $10.56           $10.96              0
    01/01/2008 to 12/31/2008                            $10.96            $6.85              0
--------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/14/2005 to 12/31/2005                            $10.07           $10.20              0
    01/01/2006 to 12/31/2006                            $10.20           $11.74              0
    01/01/2007 to 12/31/2007                            $11.74           $11.40              0
    01/01/2008 to 12/31/2008                            $11.40            $6.59              0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
    03/14/2005 to 12/31/2005                                   $9.93            $8.94                 0
    01/01/2006 to 12/31/2006                                   $8.94            $8.36                 0
    01/01/2007 to 12/31/2007                                   $8.36            $7.87                 0
    01/01/2008 to 12/31/2008                                   $7.87           $10.07                 0
--------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap
    03/14/2005 to 12/31/2005                                   $9.95            $9.17                 0
    01/01/2006 to 12/31/2006                                   $9.17            $7.84                 0
    01/01/2007 to 12/31/2007                                   $7.84            $7.95                 0
    01/01/2008 to 12/31/2008                                   $7.95            $9.57                 0
--------------------------------------------------------------------------------------------------------------
Prudential SP International Growth Portfolio
    03/14/2005 to 12/31/2005                                   $9.93           $11.18                 0
    01/01/2006 to 12/31/2006                                  $11.18           $13.12                 0
    01/01/2007 to 12/31/2007                                  $13.12           $15.22                 0
    01/01/2008 to 12/31/2008                                  $15.22            $7.34                 0
--------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00            $9.99                 0
    01/01/2006 to 12/31/2006                                   $9.99           $11.21                 0
    01/01/2007 to 12/31/2007                                  $11.21           $11.91                 0
    01/01/2008 to 12/31/2008                                  $11.91            $6.66                 0
--------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.00                 0
    01/01/2006 to 12/31/2006                                  $10.00           $11.02             2,672
    01/01/2007 to 12/31/2007                                  $11.02           $11.73            10,225
    01/01/2008 to 12/31/2008                                  $11.73            $7.40            11,699
--------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.01                 0
    01/01/2006 to 12/31/2006                                  $10.01           $10.85            18,249
    01/01/2007 to 12/31/2007                                  $10.85           $11.49            19,931
    01/01/2008 to 12/31/2008                                  $11.49            $7.60            38,177
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.02                 0
    01/01/2006 to 12/31/2006                                  $10.02           $10.74                 0
    01/01/2007 to 12/31/2007                                  $10.74           $11.36             4,610
    01/01/2008 to 12/31/2008                                  $11.36            $7.86             4,379
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                                 $10.00           $10.03                 0
    01/01/2006 to 12/31/2006                                  $10.03           $10.50                 0
    01/01/2007 to 12/31/2007                                  $10.50           $11.07                 0
    01/01/2008 to 12/31/2008                                  $11.07            $8.65             4,182
--------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.54                 0
    01/01/2007 to 12/31/2007                                  $10.54           $11.20             7,920
    01/01/2008 to 12/31/2008                                  $11.20            $7.63            13,497
--------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/20/2006* to 12/31/2006                                 $10.00           $10.47                 0
    01/01/2007 to 12/31/2007                                  $10.47           $11.02             5,264
    01/01/2008 to 12/31/2008                                  $11.02            $7.00             5,327

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/20/2006* to 12/31/2006                                $10.00           $10.37                 0
    01/01/2007 to 12/31/2007                                 $10.37           $11.20             5,929
    01/01/2008 to 12/31/2008                                 $11.20            $6.44            12,636
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $11.49                 0
    01/01/2008 to 12/31/2008                                 $11.49            $7.22             1,469
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.02                 0
    01/01/2008 to 12/31/2008                                 $10.02            $7.04             5,132
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.17                 0
    01/01/2008 to 12/31/2008                                 $10.17            $6.84                 0
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00           $10.15                 0
    01/01/2008 to 12/31/2008                                 $10.15            $7.46                 0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.98                 0
    01/01/2008 to 12/31/2008                                  $9.98            $7.05                 0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $10.00            $9.96                 0
    01/01/2008 to 12/31/2008                                  $9.96            $9.16                 0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                                $10.17            $6.08                 0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                                $10.10            $5.54                 0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $10.00            $7.43                 0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                                $10.08            $6.58                 0



 *  Denotes the start date of these sub-accounts.

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:


 Growth    =      Account Value of variable        minus      purchase payments -
                investment options plus Interim             proportional withdrawals
                  Value of Fixed Allocations
                       (no MVA applies)


 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                                             NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000


 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals

 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.


       Growth               =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                            =              $90,000 - [$50,000 - $10,000]
                            =              $90,000 - $40,000
                            =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                            =              $50,000 * 0.40
                            =              $20,000

              Benefit Payable under Basic Death Benefit PLUS
              Enhanced Beneficiary Protection Optional Death
              Benefit

                                  =    $110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

 Highest Anniversary Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                              =    $90,000 - $18,000
                              =    $72,000

 Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                              =    max [$80,000, $40,000]
                              =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date

 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.


 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

             APPENDIX C - PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER

 Prudential Annuities' Plus40(TM) Optional Life Insurance Rider was offered, in those states where approved, between January 17, 2002 for ASL II, and January 23, 2002 for XT6 and May 1, 2003. The description below of the Plus40(TM) benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM) benefit.

 The life insurance coverage provided under the Plus40(TM) Optional Life Insurance Rider ("Plus40(TM) rider" or the "Rider") is supported by Prudential Annuities' general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40(TM) rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

 The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40(TM) rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

 ELIGIBILITY
 The Plus40(TM) rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

 The minimum allowable age to purchase the Plus40(TM) rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40(TM) rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

 ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
   . If you die during the first 24 months following the effective date of the Plus40(TM) rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40(TM) rider if you die within 24 months of its effective date.

   . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.


   . If we apply Credits to your Annuity based on purchase payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40(TM) rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.


   . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM) rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

   . If charges for the Plus40(TM) rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

   . If the age of any person covered under the Plus40(TM) rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

   . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th/ birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

 MAXIMUM BENEFIT
 The Plus40(TM) rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40(TM) rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40(TM) rider or similar life insurance coverage.


   . The Maximum Death Benefit Amount is 100% of the purchase payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If purchase payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such purchase payments.

   . The Per Life Maximum Benefit applies to purchase payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make purchase payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40(TM) riders, or similar riders issued by us, based on the combined amount of purchase payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40(TM) rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of purchase payments that you may apply to your Annuity.


 ACCELERATED DEATH BENEFIT PROVISION
 If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40(TM) rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

 The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40(TM) rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40(TM) rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

 CHARGES FOR THE PLUS40(TM) RIDER
 The Plus40(TM) rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40(TM) rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                        Percentage of
                          Attained Age  Account Value
                          ----------------------------
                           Age 40-75        .80%
                          ----------------------------
                           Age 76-80       1.60%
                          ----------------------------
                           Age 81-85       3.20%
                          ----------------------------
                           Age 86-90       4.80%
                          ----------------------------
                            Age 91         6.50%
                          ----------------------------
                            Age 92         7.50%
                          ----------------------------
                            Age 93         8.50%
                          ----------------------------
                            Age 94         9.50%
                          ----------------------------
                            Age 95         10.50%
                          ----------------------------

 The charge for the Plus40(TM) rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

 We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

 You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

   . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

   . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

 TERMINATION
 You can terminate the Plus40(TM) rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40(TM) rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40(TM) rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40(TM) rider.

 CHANGES IN ANNUITY DESIGNATIONS
 Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40(TM) rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

 SPOUSAL ASSUMPTION
 A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40(TM) rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40(TM) rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40(TM) rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

 TAX CONSIDERATION
 The Plus40(TM) rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

 If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40(TM) rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

 We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

 APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM (THIS APPLIES
                           SOLELY TO ASL II AND XT6)

 PROGRAM RULES
   . Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . Sub-account Changes Within the Model Portfolios: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

   . Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

 APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
               BENEFITS (THIS APPLIES SOLELY TO ASL II AND XT6)

 If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above
    PLUS
 2. 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

 "Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

      The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

 NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

 Guaranteed Minimum Death Benefit
 If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

 Key Terms Used with the Guaranteed Minimum Death Benefit

   . The Death Benefit Target Date is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
   . A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

 Calculation of Guaranteed Minimum Death Benefit
 The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

 If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

 1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

 2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

 3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

 1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

 2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

 The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

 Annuities owned by entities
 For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What Are The Charges For The Optional Death Benefits?
 We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

 1. on each anniversary of the Issue Date;

 2. when Account Value is transferred to our general account prior to the Annuity Date;

 3. if you surrender your Annuity; and

 4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

 If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

 We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 Example with market increase
 Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

           Purchase Payments               =           $50,000
           Account Value                   =           $75,000
           Basic Death Benefit             =           $75,000
           Death Benefit Amount            =           $75,000 - $50,000 = $25,000

           Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                           =           $75,000 + $12,500 = $87,500

 Examples with market decline
 Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

              Purchase Payments                =             $50,000
              Account Value                    =             $40,000
              Basic Death Benefit              =             $50,000
              Death Benefit Amount             =             $50,000 - $50,000 = $0

              Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                               =             $50,000 + $0 = $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Examples of Guaranteed Minimum Death Benefit Calculation
 The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 Example of market increase
 Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

 Example of market decrease
 Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

 Example of market increase followed by decrease
 Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

       APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 The different features and benefits may include variations on your ability to access funds in your Annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.


 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;

..   The amount of your investment and any planned future deposits into the
    Annuity;
..   How long you intend to hold the Annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the Annuity, and the timing thereof;

..   Your investment return objectives;
..   The effect of optional benefits that may be elected,

..   The value of being able to "lock-in" growth in your Annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the Annuity; and
..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.

 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the Annuity. Therefore you should carefully consider which features you plan to use when selecting your Annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the account value and Surrender Value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your Annuities can grow or decrease depending on market conditions and the comparable value of each of the Annuities (which reflects the charges associated with the Annuities) under the assumptions noted.

 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, XT6 has the highest contingent deferred sales charge ("CDSC") and has an Insurance charge/Distribution charge that is the same as the Insurance charge of ASL II (in Annuity Years 1-10). However, XT6 offers purchase credits that the other Annuities do not. AS Cornerstone has the lowest Insurance Charge, but does not offer purchase credits. ASL II does not have any CDSC, but does not offer a purchase credit (like XT6). As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.


 Prudential Annuities' Annuity Product Comparison. Below is a summary of Prudential Annuities' annuity products sold through this prospectus. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for you, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Note that not all of the optional benefits listed are currently offered.

                                                  ASL II                               AS Cornerstone
---------------------------------------------------------------------------------------------------------------------------
Minimum Investment                        $15,000                                       $10,000
---------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                         No Maximum Age                                85
---------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge          None                                          7 Years (7%, 6%, 5%, 4%, 3%,
 Schedule                                                                               2%, 1%)
---------------------------------------------------------------------------------------------------------------------------
Insurance and Distribution Charge         1.65%                                         1.15%

---------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                    Lesser of $35 or 2% of Account                Lesser of $35 or 2% of Account
                                          Value (if Account Value is less               Value (if Account Value is less
                                          than $100,000)                                than $100,000)
---------------------------------------------------------------------------------------------------------------------------
Contract Credit                           No                                            No










---------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early                   Fixed Allocation Available                    Fixed Allocation Not Available
 withdrawals are subject to a             (currently offering durations of:
 Market Value Adjustment)                 1,2,3,5,7,10 years)
---------------------------------------------------------------------------------------------------------------------------
Variable Investment Options               See "Investment Options" section              See "Investment Options" section
                                          of Prospectus. Not all options                of Prospectus. Not all options
                                          available with certain optional               available with certain optional
                                          benefits.                                     benefits.
---------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                       The greater of: Purchase Payments             The greater of: Purchase
                                          less proportional withdrawals or              Payments less proportional
                                          the sum of your Account Value in              withdrawals or account value (no
                                          the Sub-accounts and your Interim             MVA Applied).
                                          Value in the Fixed Allocations

---------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an           Enhanced Beneficiary Protection               EBP II, HDV, HAV, Combo 5%
 additional cost)                         (EBPII), Highest Daily Value                  Roll-up/HAV
                                          (HDV), Highest Anniversary
                                          Value (HAV), Combo 5% Roll
                                          Up/HAV
---------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an additional        GRO/GRO Plus, GRO Plus 2008,                  HD GRO, GRO Plus 2008,
 cost)                                    HD GRO, Guaranteed Minimum                    GMWB, GMIB, Lifetime Five,
                                          Withdrawal Benefit (GMWB),                    Spousal Lifetime Five, Highest
                                          Guaranteed Minimum Income                     Daily Lifetime Seven, Spousal
                                          Benefit (GMIB), Lifetime Five,                Highest Daily Lifetime Seven
                                          Spousal Lifetime Five, Highest                (including the "Plus" versions)
                                          Daily Lifetime Five, Highest Daily
                                          Lifetime Seven, Spousal Highest
                                          Daily Lifetime Seven (including
                                          the "Plus" versions)
---------------------------------------------------------------------------------------------------------------------------
Annuity Rewards                           Not Available                                 Available after initial withdrawal
                                                                                        period
---------------------------------------------------------------------------------------------------------------------------


                                              XTra Credit SIX
--------------------------------------------------------------------------------------
Minimum Investment                                $10,000
--------------------------------------------------------------------------------------
Maximum Issue Age                                 75
--------------------------------------------------------------------------------------
Contingent Deferred Sales Charge                  10 Years (9%, 9%, 8%, 7%, 6%,
 Schedule                                         5%, 4%, 3%, 2%, 1%)
--------------------------------------------------------------------------------------
Insurance and Distribution Charge                 1.65% years 1-10; 0.65% years
                                                  11+
--------------------------------------------------------------------------------------
Annual Maintenance Fee                            Lesser of $35 or 2% of Account
                                                  Value

--------------------------------------------------------------------------------------
Contract Credit                                   Yes. The amount of the credit
                                                  applied to a Purchase Payment is
                                                  based on the year the Purchase
                                                  Payment is received, for the first 6
                                                  years of the contract as follows:
                                                  the credit percentages for each
                                                  year, starting with the first, are
                                                  6.50%, 5.00%, 4.00%, 3.00%,
                                                  2.00%, and 1.00%. Recaptured in
                                                  certain circumstances. (Above
                                                  figures applicable to new issues).
--------------------------------------------------------------------------------------
Fixed Allocation (early                           Fixed Allocation Available
 withdrawals are subject to a                     (currently offering durations of:
 Market Value Adjustment)                         1,2,3,5,7,10 years)
--------------------------------------------------------------------------------------
Variable Investment Options                       See "Investment Options" section
                                                  of Prospectus. Not all options
                                                  available with certain optional
                                                  benefits.
--------------------------------------------------------------------------------------
Basic Death Benefit                               The greater of: Purchase Payments
                                                  less proportional withdrawals or
                                                  account value (no MVA Applied)
                                                  less an amount equal to the credits
                                                  applied within the 12 months prior
                                                  to date of death.
--------------------------------------------------------------------------------------
Optional Death Benefits (for an                   EBP II, HDV, HAV, Combo 5%
 additional cost)                                 Roll-up /HAV



--------------------------------------------------------------------------------------
Living Benefits (for an additional                GRO/GRO Plus, GRO Plus 2008,
 cost)                                            HD GRO, GMWB, GMIB,
                                                  Lifetime Five, Spousal Lifetime
                                                  Five, Highest Daily Lifetime Five,
                                                  Highest Daily Lifetime Seven,
                                                  Spousal Highest Daily Lifetime
                                                  Seven (including the "Plus"
                                                  versions)


--------------------------------------------------------------------------------------
Annuity Rewards                                   Available after initial withdrawal
                                                  period
--------------------------------------------------------------------------------------


 HYPOTHETICAL ILLUSTRATION

 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:


 An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0%, 6% and 10% respectively.

..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:

..   1.21% (for ASL II, AS Cornerstone, and XT6) based on the fees and expenses of the underlying portfolios as of December 31, 2008. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

..   The Separate Account level charges include the Insurance Charge and
    Distribution Charge (as applicable).
..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, the Account Value and Surrender Value also reflect the addition of any applicable credits.


             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
               AS Cornerstone          AS Cornerstone          AS Cornerstone
             ------------------------------------------------------------------------
             Net rate of return      Net rate of return      Net rate of return
             All Years    -2.35%     All Years     3.51%     All Years      7.42%
        -----------------------------------------------------------------------------
              Account    Surrender    Account    Surrender    Account     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   97,660      89,160      103,503      95,003     107,398       98,898
        -----------------------------------------------------------------------------
          2   95,335      88,335      107,140     100,140     115,366      108,366
        -----------------------------------------------------------------------------
          3   93,064      86,564      110,904     104,404     123,926      117,426
        -----------------------------------------------------------------------------
          4   90,847      84,847      114,800     108,800     133,120      127,120
        -----------------------------------------------------------------------------
          5   88,681      83,681      118,833     113,833     142,997      137,997
        -----------------------------------------------------------------------------
          6   87,055      83,055      123,525     119,525     154,143      150,143
        -----------------------------------------------------------------------------
          7   84,978      81,978      127,865     124,865     165,580      162,580
        -----------------------------------------------------------------------------
          8   82,950      80,950      132,357     130,357     177,864      175,864
        -----------------------------------------------------------------------------
          9   80,970      80,970      137,007     137,007     191,061      191,061
        -----------------------------------------------------------------------------
         10   79,036      79,036      141,820     141,820     205,236      205,236
        -----------------------------------------------------------------------------
         11   77,148      77,148      146,802     146,802     220,463      220,463
        -----------------------------------------------------------------------------
         12   75,304      75,304      151,960     151,960     236,820      236,820
        -----------------------------------------------------------------------------
         13   73,503      73,503      157,298     157,298     254,391      254,391
        -----------------------------------------------------------------------------
         14   71,744      71,744      162,824     162,824     273,265      273,265
        -----------------------------------------------------------------------------
         15   70,027      70,027      168,545     168,545     293,539      293,539
        -----------------------------------------------------------------------------
         16   68,350      68,350      174,466     174,466     315,317      315,317
        -----------------------------------------------------------------------------
         17   66,712      66,712      180,595     180,595     338,712      338,712
        -----------------------------------------------------------------------------
         18   65,113      65,113      186,940     186,940     363,842      363,842
        -----------------------------------------------------------------------------
         19   63,551      63,551      193,507     193,507     390,836      390,836
        -----------------------------------------------------------------------------
         20   62,026      62,026      200,305     200,305     419,834      419,834
        -----------------------------------------------------------------------------
         21   60,536      60,536      207,342     207,342     450,982      450,982
        -----------------------------------------------------------------------------
         22   59,082      59,082      214,627     214,627     484,442      484,442
        -----------------------------------------------------------------------------
         23   57,662      57,662      222,167     222,167     520,385      520,385
        -----------------------------------------------------------------------------
         24   56,275      56,275      229,972     229,972     558,993      558,993
        -----------------------------------------------------------------------------
         25   54,920      54,920      238,051     238,051     600,467      600,467
        -----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.21%


 c. No optional death benefits or living benefits elected


 d. Surrender value assumes surrender 2 days before Annuity anniversary

              ------------------------------------------------------------------------
              0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
               Xtra Credit SIX         Xtra Credit SIX         Xtra Credit SIX
              ------------------------------------------------------------------------
              Net rate of return      Net rate of return      Net rate of return
              Yrs 1-10     -2.84%     Yrs 1-10      2.99%     Yrs 1-10      6.88%
              Yrs 11+      -1.85%     Yrs 11+       4.04%     Yrs 11+       7.96%
         -----------------------------------------------------------------------------
              Account     Surrender   Account     Surrender   Account     Surrender
         Year  Value        Value      Value        Value      Value        Value
         -----------------------------------------------------------------------------
           1  103,484      94,484     109,675      100,675    113,802      104,802
         -----------------------------------------------------------------------------
           2  100,511      91,511     112,918      103,918    121,590      112,590
         -----------------------------------------------------------------------------
           3   97,622      89,622     116,257      108,257    129,913      121,913
         -----------------------------------------------------------------------------
           4   94,816      87,816     119,697      112,697    138,808      131,808
         -----------------------------------------------------------------------------
           5   92,089      86,089     123,239      117,239    148,315      142,315
         -----------------------------------------------------------------------------
           6   89,439      84,439     126,888      121,888    158,476      153,476
         -----------------------------------------------------------------------------
           7   86,865      82,865     130,645      126,645    169,335      165,335
         -----------------------------------------------------------------------------
           8   84,364      81,364     134,515      131,515    180,941      177,941
         -----------------------------------------------------------------------------
           9   81,934      79,934     138,500      136,500    193,345      191,345
         -----------------------------------------------------------------------------
          10   79,573      78,573     142,605      141,605    206,602      205,602
         -----------------------------------------------------------------------------
          11   78,063      78,063     148,321      148,321    223,009      223,009
         -----------------------------------------------------------------------------
          12   76,583      76,583     154,272      154,272    240,729      240,729
         -----------------------------------------------------------------------------
          13   75,130      75,130     160,463      160,463    259,860      259,860
         -----------------------------------------------------------------------------
          14   73,704      73,704     166,904      166,904    280,514      280,514
         -----------------------------------------------------------------------------
          15   72,305      72,305     173,605      173,605    302,812      302,812
         -----------------------------------------------------------------------------
          16   70,931      70,931     180,576      180,576    326,886      326,886
         -----------------------------------------------------------------------------
          17   69,583      69,583     187,829      187,829    352,877      352,877
         -----------------------------------------------------------------------------
          18   68,260      68,260     195,375      195,375    380,938      380,938
         -----------------------------------------------------------------------------
          19   66,961      66,961     203,225      203,225    411,233      411,233
         -----------------------------------------------------------------------------
          20   65,687      65,687     211,393      211,393    443,940      443,940
         -----------------------------------------------------------------------------
          21   64,436      64,436     219,890      219,890    479,252      479,252
         -----------------------------------------------------------------------------
          22   63,208      63,208     228,730      228,730    517,375      517,375
         -----------------------------------------------------------------------------
          23   62,003      62,003     237,926      237,926    558,534      558,534
         -----------------------------------------------------------------------------
          24   60,820      60,820     247,494      247,494    602,970      602,970
         -----------------------------------------------------------------------------
          25   59,659      59,659     257,449      257,449    650,945      650,945
         -----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.21%


 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006


 e. Surrender value assumes surrender 2 days before Annuity anniversary

             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                   ASL II                  ASL II                  ASL II
             ------------------------------------------------------------------------
             Net rate of return      Net rate of return      Net rate of return
             All years    -2.84%     All years     2.99%     All years      6.88%
        -----------------------------------------------------------------------------
              Account    Surrender    Account    Surrender    Account     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   97,168      97,168      102,981     102,981     106,856      106,856
        -----------------------------------------------------------------------------
          2   94,374      94,374      106,060     106,060     114,204      114,204
        -----------------------------------------------------------------------------
          3   91,660      91,660      109,231     109,231     122,057      122,057
        -----------------------------------------------------------------------------
          4   89,023      89,023      112,496     112,496     130,449      130,449
        -----------------------------------------------------------------------------
          5   86,460      86,460      115,859     115,859     139,419      139,419
        -----------------------------------------------------------------------------
          6   83,971      83,971      119,323     119,323     149,005      149,005
        -----------------------------------------------------------------------------
          7   81,552      81,552      122,890     122,890     159,251      159,251
        -----------------------------------------------------------------------------
          8   79,202      79,202      126,564     126,564     170,201      170,201
        -----------------------------------------------------------------------------
          9   76,919      76,919      130,348     130,348     181,904      181,904
        -----------------------------------------------------------------------------
         10   74,700      74,700      134,245     134,245     194,411      194,411
        -----------------------------------------------------------------------------
         11   72,544      72,544      138,258     138,258     207,779      207,779
        -----------------------------------------------------------------------------
         12   70,450      70,450      142,391     142,391     222,066      222,066
        -----------------------------------------------------------------------------
         13   68,415      68,415      146,648     146,648     237,335      237,335
        -----------------------------------------------------------------------------
         14   66,438      66,438      151,032     151,032     253,654      253,654
        -----------------------------------------------------------------------------
         15   64,517      64,517      155,548     155,548     271,095      271,095
        -----------------------------------------------------------------------------
         16   62,651      62,651      160,198     160,198     289,735      289,735
        -----------------------------------------------------------------------------
         17   60,838      60,838      164,987     164,987     309,657      309,657
        -----------------------------------------------------------------------------
         18   59,076      59,076      169,919     169,919     330,949      330,949
        -----------------------------------------------------------------------------
         19   57,364      57,364      174,999     174,999     353,705      353,705
        -----------------------------------------------------------------------------
         20   55,701      55,701      180,231     180,231     378,026      378,026
        -----------------------------------------------------------------------------
         21   54,085      54,085      185,619     185,619     404,019      404,019
        -----------------------------------------------------------------------------
         22   52,515      52,515      191,168     191,168     431,799      431,799
        -----------------------------------------------------------------------------
         23   50,990      50,990      196,883     196,883     461,489      461,489
        -----------------------------------------------------------------------------
         24   49,507      49,507      202,769     202,769     493,221      493,221
        -----------------------------------------------------------------------------
         25   48,067      48,067      208,831     208,831     527,135      527,135
        -----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.21%


 c. No optional death benefits or living benefits elected


 d. Surrender value assumes surrender 2 days before Annuity anniversary

  APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (THIS
                       APPLIES SOLELY TO ASL II AND XT6)

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 Target Ratio:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T    =    { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
      =    { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    { Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" section above.

 Transfer Calculation:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

   . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

   APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT

                                               ASL II NY                              AS Cornerstone NY
----------------------------------------------------------------------------------------------------------------------------------
Minimum Investment                         $15,000                                             $10,000
----------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                          Annuitant 85;                                       Annuitant 85
                                           Oldest Owner 85                                     Oldest Owner 85
----------------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge           None                                                7 Years
 Schedule                                                                                      (7%, 6%, 5%, 4%, 3%, 2%, 1%)
                                                                                               (Applied to Purchase Payments
                                                                                               based on the inception date of the
                                                                                               Annuity)
----------------------------------------------------------------------------------------------------------------------------------
Insurance Charge                           1.65%                                               1.15%
----------------------------------------------------------------------------------------------------------------------------------
Distribution Charge                        N/A                                                 N/A

----------------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                     Lesser of $30 or 2% of Account                      Lesser of $30 or 2% of Account
                                           Value Waived for Account Values                     Value Waived for Account
                                           exceeding $100,000                                  Values exceeding $100,000
----------------------------------------------------------------------------------------------------------------------------------
Transfer Fee                               $10 after twenty in any annuity                     $10 after twenty in any annuity
                                           year. May be increased to $15                       year. May be increased to $15
                                           after eight in any annuity year                     after eight in any annuity year
----------------------------------------------------------------------------------------------------------------------------------
Contract Credit                            No                                                  No








----------------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (If available,            Fixed Allocations Available                         Fixed Allocations Not Available
 early withdrawals are subject to          (Currently offering durations of:
 a Market Value Adjustment)                5, 7, and 10 years) The MVA
 ("MVA")                                   formula for NY is [(1+I)/ (1+J)]
                                           N/365 The MVA formula does not
                                           apply during the 30 day period
                                           immediately before the end of the
                                           Guarantee Period.
----------------------------------------------------------------------------------------------------------------------------------
Variable Investment Options                All options generally available                     All options generally available
                                           except where restrictions apply                     except where restrictions apply
                                           when certain riders are purchased.                  when certain riders are
                                           ProFund Portfolios are restricted.                  purchased.


----------------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                        The greater of: Purchase Payments                   The greater of: Purchase
                                           less proportional withdrawals or                    Payments less proportional
                                           Account Value (variable) plus                       withdrawals or Account Value
                                           Interim Value (fixed). (No MVA                      (variable) plus Interim Value
                                           applied)                                            (fixed). (No MVA applied)

----------------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an            Highest Anniversary Value (HAV)                     HAV
 additional cost)/1/
----------------------------------------------------------------------------------------------------------------------------------

                                            XTra Credit SIX NY
-------------------------------------------------------------------------------------
Minimum Investment                               $10,000
-------------------------------------------------------------------------------------
Maximum Issue Age                                Annuitant 85
                                                 Oldest Owner 75
-------------------------------------------------------------------------------------
Contingent Deferred Sales Charge                 10 Years
 Schedule                                        (9%, 9%, 8%, 7%, 6%, 5%, 4%,
                                                 3%, 2%, 1%) (Applied to Purchase
                                                 Payments based on the inception
                                                 date of the Annuity)
-------------------------------------------------------------------------------------
Insurance Charge                                 0.65%
-------------------------------------------------------------------------------------
Distribution Charge                              1.00% annuity years 1-10
                                                 0.00% annuity years 11+
-------------------------------------------------------------------------------------
Annual Maintenance Fee                           Lesser of $30 or 2% of Account
                                                 Value

-------------------------------------------------------------------------------------
Transfer Fee                                     $10 after twenty in any annuity
                                                 year

-------------------------------------------------------------------------------------
Contract Credit                                  Yes The amount of the credit
                                                 applied to a Purchase Payment is
                                                 based on the year the Purchase
                                                 Payment is received, for the first 6
                                                 years of the contract. Currently the
                                                 credit percentages for each year
                                                 starting with the first year are:
                                                 6.50%, 5.00%, 4.00%, 3.00%,
                                                 2.00%, and 1.00%.
-------------------------------------------------------------------------------------
Fixed Allocation (If available,                  No
 early withdrawals are subject to
 a Market Value Adjustment)
 ("MVA")




-------------------------------------------------------------------------------------
Variable Investment Options                      All options generally available
                                                 except where restrictions apply
                                                 when certain riders are purchased.
                                                 ProFund Portfolios are restricted
                                                 for ASL II, AS Cornerstone, and
                                                 XTra Credit SIX.
-------------------------------------------------------------------------------------
Basic Death Benefit                              The greater of: Purchase Payments
                                                 less proportional withdrawals or
                                                 Account Value (variable) (No
                                                 MVA applied) (No recapture of
                                                 credits applied within 12 months
                                                 prior to date of death)
-------------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV
 additional cost)/1/
-------------------------------------------------------------------------------------

                                              ASL II NY                               AS Cornerstone NY
-------------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for an           GRO/GRO Plus, GRO Plus 2008,                     Highest Daily GRO, GRO Plus
 additional cost)/2/                       Highest Daily GRO, Guaranteed                    2008, GMWB, GMIB, Lifetime
                                           Minimum Withdrawal Benefit,                      Five, Spousal Lifetime Five,
                                           (GMWB), Guaranteed Minimum                       Highest Daily Lifetime Seven,
                                           Income Benefit (GMIB), Lifetime                  Spousal Highest Daily Lifetime
                                           Five, Spousal Lifetime Five,                     Seven, (Highest Daily GRO, and
                                           Highest Daily Lifetime Five,                     GRO Plus 2008 Highest Daily
                                           Highest Daily Lifetime Seven,                    Lifetime 7 Plus and Spousal
                                           Spousal Highest Daily Lifetime                   Highest Daily Lifetime 7 Plus
                                           Seven Highest Daily GRO, and
                                           GRO Plus 2008, Highest Daily
                                           Lifetime 7 Plus and Spousal
                                           Highest Daily Lifetime 7 Plus
-------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/3/                         No                                               Available after initial CDSC
                                                                                            period
-------------------------------------------------------------------------------------------------------------------------------
Annuitization Options                      Fixed option only Annuity date                   Fixed option only Annuity date
                                           cannot exceed the first day of the               cannot exceed the first day of the
                                           calendar month following                         calendar month following
                                           Annuitant's 90/th/ birthday. The                 Annuitant's 90/th/ birthday. The
                                           maximum Annuity Date is based                    maximum Annuity Date is based
                                           on the first Owner or Annuitant to               on the first Owner or Annuitant
                                           reach the maximum age, as                        to reach the maximum age, as
                                           indicated in your Annuity.                       indicated in your Annuity.
-------------------------------------------------------------------------------------------------------------------------------


                                          XTra Credit SIX NY
--------------------------------------------------------------------------------------
Optional Living Benefits (for an                    Highest Daily GRO, GRO Plus
 additional cost)/2/                                2008, GMWB, GMIB, Lifetime
                                                    Five, Spousal Lifetime Five,
                                                    Highest Daily Lifetime Five,
                                                    Highest Daily Lifetime Seven,
                                                    Spousal Highest Daily Lifetime
                                                    Seven Highest Daily GRO, and
                                                    GRO Plus 2008 Highest Daily
                                                    Lifetime 7 Plus and Spousal
                                                    Highest Daily Lifetime 7 Plus



--------------------------------------------------------------------------------------
Annuity Rewards/3/                                  Available after initial CDSC
                                                    period
--------------------------------------------------------------------------------------
Annuitization Options                               Fixed option only Annuity date
                                                    cannot exceed the first day of the
                                                    calendar month following
                                                    Annuitant's 90/th/ birthday. The
                                                    maximum Annuity Date is based
                                                    on the first Owner or Annuitant to
                                                    reach the maximum age, as
                                                    indicated in your Annuity.
--------------------------------------------------------------------------------------


 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefits"
    section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO and Highest Daily Lifetime 7 Plus with LIA are not currently available in New York.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

        APPENDIX I - FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

             T    =    {Min(V, [L - B - V*C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

            T    =    {Min(B, - [L - B - V*C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  APPENDIX J - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. Formula for Contracts Issued on or after July 21, 2008
 (Without Election of 90% Cap Feature)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -    Money is transferred from the Permitted
           C\\t\\))}                                                              Sub-accounts and Fixed Rate Options to the AST
                                                                                  Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}        Money is transferred from the AST Investment
                                                                                  Grade Bond Sub-account to the Permitted
                                                                                  Sub-accounts

 {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -   Money is transferred from the Permitted
 C\\t\\))}                                                              Sub-accounts and Fixed Rate Options to the AST
                                                                        Investment Grade Bond Sub-account

 {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}       Money is transferred from the AST Investment
                                                                        Grade Bond Sub-account to the Permitted
                                                                        Sub-accounts

 2. Formula for Contracts Issued Prior to 7/21/08
 (Without Election of 90% Cap Feature)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .   L - the target value as of the current business day.

       .   r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .   V - the total value of all Permitted Sub-accounts in the annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*,
           (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub-accounts

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

 3. Formula for Contracts with 90% Cap Feature on or after July 21, 2008
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond sub-account:

              If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                     T       =      B - [(V\\v\\ + V\\f\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date and future transfers to the AST Investment Grade Bond Sub-account will not occur at least until there is first a transfer out of the AST Investment Grade Bond Sub-account.

 On each Valuation Day thereafter (including the effective date of this feature provided B / ( V\\v\\ + V\\f\\ + B) (less than) = .90), the following asset transfer calculation is performed

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                    Money is transferred from the elected Sub-accounts
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 T    =    Min (B, - [L - B - ( V\\v\\ + V\\f\\ ) * C\\t\\] / (1 - C\\t\\))    Money is transferred from the AST Investment
                                                                               Grade Sub-account to the elected Sub-accounts

 Min (MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected Sub-accounts
 [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 Min (B, - [L - B - ( V\\v\\ + V\\f\\ ) * C\\t\\] / (1 - C\\t\\))   Money is transferred from the AST Investment
                                                                     Grade Sub-account to the elected Sub-accounts

 4. Formula for Contracts with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008:
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to AST Investment Grade Bond Sub-account.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (F (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + B)) - B), [L - B - V *     Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to AST Investment Grade Bond
                                                               Sub-Account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted Sub-
                                                               accounts.

   APPENDIX K - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               Daily Calculations

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Option used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.


       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                  Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                              Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                              Grade Bond Sub-account to the Permitted Sub-
                                                                              accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted Sub-
                                                          accounts.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX L - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix H.


Jurisdiction                                                      Special Provisions
-------------------------------------------------------------------------------------------------------------------------
Maryland                       Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
Massachusetts                  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
                               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
                               Withdrawal Benefit).
                               Medically Related Surrenders are not available.
-------------------------------------------------------------------------------------------------------------------------
Montana                        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
-------------------------------------------------------------------------------------------------------------------------
Nevada                         Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
North Dakota                   Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
Vermont                        Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------
Washington                     If you elect Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven, the Guaranteed Minimum Account Value Credit is not available.
                               Fixed Allocations are not available.
-------------------------------------------------------------------------------------------------------------------------

     APPENDIX M - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT

 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t\\i\\ is the number of whole and partial years until the maturity date of the guarantee.

   . r\\i\\ is the current fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest integer to determine this rate).

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each guarantee the value (L\\i\\) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."

       L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + r\\i\\)/ti/

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN(V, (V - (1 / 0.23) * (AV - L))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:

                 T    =    MIN(F, ((1 / 0.23) * (AV - L) - V)

        APPENDIX N - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT


 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the asset transfer formula.


 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\1\\ (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                   D    =    1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:

 T    =    MIN(V, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / (0.75 * (1 + r\\i\\)/ti/ - (1 + r)/t/))

 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    MIN(F, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / ((1 + r)/t/ - 0.75 * (1 + r\\i\\)/ti/))

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN
                          PROSPECTUS (PLEASE CHECK ONE) ASCORNERSTONEPROS (05/2009) ____,
                          ASL2PROS (05/2009) ____, XT6PROS (05/2009) ____.
                                            ---------------------------------------
                                              (print your name)
                                            ---------------------------------------
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  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUDENTIAL ANNUITIES LIFE                PRUDENTIAL ANNUITIES DISTRIBUTORS,
  ASSURANCE CORPORATION                                                  INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http:// www.prudentialannuities.com     http:// www.prudentialannuities.com



                               MAILING ADDRESSES:

                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                 EXPRESS MAIL:
                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                 [LOGO] Prudential
                 The Prudential Insurance Company of America
                 751 Broad Street
                 Newark, NJ 07102-3777

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, VARIABLE ACCOUNT B and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                               TABLE OF CONTENTS

ITEM PAGE

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES.............................   2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION.........................   2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B......   2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D......   3

PRINCIPAL UNDERWRITER/DISTRIBUTOR--PRUDENTIAL ANNUITIES
Distributors, Inc..........................................................   3

HOW THE UNIT PRICE IS DETERMINED...........................................   8

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS................................   9
   How We Calculate the Market Value Adjustment............................   9
GENERAL INFORMATION........................................................  10
   Voting Rights...........................................................  10
   Modification............................................................  11
   Deferral of Transactions................................................  12
   Misstatement of Age or Sex..............................................  12
   Ending the Offer........................................................  12
Annuitization..............................................................  12

EXPERTS....................................................................  13

LEGAL EXPERTS..............................................................  14

FINANCIAL STATEMENTS.......................................................  14
   AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES
     LIFE ASSURANCE CORPORATION............................................  14
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT B......  14

Appendix A Determination of Accumulation Unit.............................. A-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES--VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA 19176, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@PRUDENTIAL.COM.

Date of Prospectus: May 1, 2009 Date of Statement of Additional Information:
May 1, 2009

                GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc. Prudential Annuities's principal business address is One Corporate Drive, Shelton, Connecticut 06484.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios. There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time.

Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

  PRINCIPAL UNDERWRITER/DISTRIBUTOR--Prudential Annuities Distributors, Inc.

Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust and are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation ("PAIST"), also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.

PAD acts as the distributor of a number of annuity and life insurance products we offer.

PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). The offering of the annuity contracts through PAD is continuous. Please see the prospectus for a discussion of how the sales load on the annuity contracts is determined.

The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors for services that such vendors render to broker dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that Prudential Annuities pays which are broadly defined as follows:

.. Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities annuity products that were sold through the firm (or its affiliated broker/dealers).

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm (or its affiliated broker/dealers).

.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2008) received payment with respect to annuity business during 2008 (or as to which a payment amount was accrued during 2008). Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2008, the least amount paid, and greatest amount paid, were $3,106 and $7,256,316, respectively.

Name of Firm:



1717 Capital Management Co.            American Financial Associates            BancorpSouth Investment Services, Inc.
1st Global Capital Corp.               American General Securities              BCG Securities, Inc.
A. G. Edwards & Sons, Inc.             American Independent Securities Group,   Beneficial Investment Services Inc
Advantage Capital                      LLC                                      Berthel Fisher & Company
Advisory Group Equity Services Agency  American Portfolios Financial Services   BFT Financial Group, LLC
AIG Retirement Advisors                Ameriprise Advisor Services, Inc.        Brecek & Young Advisors, Inc.
AIG Financial Advisors, Inc.           Ameritas Investment Corp.                Broker Dealer Financial Services
Allegheny Investments Ltd.             Associated Securities Corp.              BrokersXpress LLC
Allmax Financial Solutions, LLC        AXA Advisors, LLC                        Brookstone Securities, Inc.
Allstate Financial Services, LLC       Bancnorth Investment Group, Inc.         Cadaret, Grant & Co., Inc.
Calton & Associates, Inc.              ING Financial Partners, Inc.             ProEquities, Inc.
Cambridge Investment Research          Institutional Securities Corp.           Professional Asset Management
Cambridge Legacy Securities, LLC       Intercarolina Financial Services         QA3 Financial Corp.
Cantella & Co., Inc.                   InterSecurities, Inc.                    Questar Capital Corporation
Capital Analysts                       Intervest International Equities Corp.   R. Seelaus & Company Inc
Capital Financial Services, Inc.       Invest Financial Corporation             Raymond James & Associates, Inc.
Capital Investment Group, Inc.         Investacorp                              Raymond James Financial Services
Capital One Investments, LLC           Investment Centers of America            RBC Dain Rauscher, Inc.
Centaurus Financial, Inc.              Investment Professionals                 Regency Securities, Inc.
CFD Investments, Inc.                  Investors Capital Corporation            Resource Horizons Group
Citigroup Global Markets, Inc.         J.J.B. Hilliard Lyons, Inc.              Robert W. Baird & Co., Inc.
City Securities Corp.                  J.P. Turner & Company, LLC               Royal Alliance Associates, Inc.
Commonwealth Financial Network         J.W. Cole Financial, Inc.                Sage Rutty & Co., Inc.
Community Bankers Securities           Janney Montgomery Scott, LLC.            Sammons Securities Co., LLC
Comprehensive Asset Management         KCD Financial, Inc.                      Scottsdale Capital Advisors
Crown Capital Securities, LP           Key Investment Services LLC              Securian Financial Services, Inc.
CUE                                    KMS Financial Services, Inc.             Securities America, Inc.
CUNA Brokerage Services, Inc.          LaSalle St. Securities, LLC              Securities Service Network, Inc.
CUSO Financial Services, LP            Legend Equities Corporation              Sigma Financial Corporation
Dalton Strategic Inv. Svcs. Inc        Legg Mason Wood Walker, Inc.             Signator Investors, Inc.
David A. Noyes & Company               Lincoln Financial Advisors               SII Investments, Inc.
Eagle One Investments, LLC             Lincoln Financial Securities Corporation SMH Capital, Inc.
EDI Financial                          Lincoln Investment Planning              Source Capital Group, Inc.
Ensemble Financial Services Inc        Lombard Securities, Inc.                 Southwest Securities, Inc.
ePLANNING Securities, Inc.             LPL Financial Corporation                Stifel Nicolaus & Co., Inc.
Equity Services, Inc.                  M Holdings Securities, Inc               Summit Brokerage Services, Inc.
Essex National Securities, Inc.        McClurg Capital Corporation              Summit Equities, Inc.
Ferris Baker Watts, Inc.               McGinn, Smith & Co., INC.                Sunset Financial Services, Inc.
FFP Securities, Inc.                   Medallion Investment Services            Synergy Investment Group, LLC
Financial Network Investment Corp.     Merrill Lynch                            TFS Securities, Inc.
Financial Planning Consultants         Metropolitan Life Insurance Co.          The Investment Center, Inc.
Financial West Group                   Michigan Securities, Inc.                The Leaders Group, Inc.
Fintegra, LLC                          MML Investors Services, Inc.             Tower Square Securities, Inc.
First Allied Securities, Inc.          Money Concepts Capital Corp.             Traderight Securities
First Brokerage America, LLC           Moors & Cabot, Inc.                      Transamerica Financial Advisors
First Montauk Securities Corp.         Morgan Keegan & Company                  Triad Advisors, Inc.
First Wall Street Corp.                Morgan Stanley & Co Incorporated         Trinity Wealth Securities, LLC
First Western Advisors                 Multi-Financial Securities Corp.         Trustmont Financial Group, Inc.
Fortune Financial Services, Inc.       Mutual Service Corporation               UBS Financial Services, Inc.
Founders Financial Securities LLC      National Financial LLD                   United Planners Financial Services of
FSC Securities Corp.                   National Planning Corporation            America
FSICGarden State Securities, Inc.      National Retirement Partners             USA Financial Securities Corp.
Gary Goldberg & Co., Inc.              National Securities Corp.                UVEST Financial Services Group, Inc.
Geneos Wealth Management, Inc.         Next Financial Group, Inc.               Vanderbilt Securities
Genworth Financial Securities Corp.    NFP Securities, Inc.                     Wachovia Securities Financial Network,
Girard Securities, Inc.                North Ridge Securities Corp.             LLC
Great American Advisors, Inc.          NYLIFE Securities, Inc.                  Wachovia Securities, Inc. (PCG)/PSI
GunnAllen Financial, Inc.              OneAmerica Securities, Inc.              Wachovia Securities,LLC(BA)
GWN Securities, Inc.                   Oppenheimer & Co., Inc. (Fahnestock)     Wall Street Financial Group
H. Beck, Inc.                          Pacific West Securities, Inc.            Walnut Street Securities, Inc.
H.D. Vest Investment                   Packerland Brokerage Services, Inc.      Waterford Investor Services, Inc.
Hantz Financial Services, Inc.         Park Avenue Securities, LLC              Waterstone Financial Group, Inc.
Harbour Investments, Inc.              Penn Plaza Brokerage, Ltd.               Wayne Hummer Investments LLC
HBW Securities LLC                     Penrod & Company                         Webster Investment Services, Inc.
Hornor, Townsend & Kent, Inc.          PNC Investments, LLC                     Wells Fargo Investments, LLC
Howe Barnes Hoefer & Arnett Inc        Presidential Brokerage, Inc.             Wescom Financial Services LLC
IFMG Securities, Inc.                  Prime Capital Services, Inc.             Woodbury Financial Services, Inc.
IMS Securities                         PrimeVest Financial Services, Inc.       World Equity Group, Inc.
Independent Financial Grp, LLC         Princor Financial Services Corp.         World Group Securities, Inc.
Infinex Investments, Inc.                                                       WRP Investments, Inc.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


PALAC pays PAD an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by PALAC. PAD is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. PAD does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to PAD in its role as principal underwriter/distributor has been: 2008: $465,847,053; 2007: $512,269,247; 2006:
$396,341,024.


                       HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance, of and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

                  ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

                 How We Calculate the Market Value Adjustment

A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:

.. "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

..  "Strip Yields" are the yields payable on coupon Strips of United States
   Treasury securities.

.. "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

                         [(1+I) / (1+J+0.0010)] N/365/

                                    where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA N/365 formula is [(1 + I)/(1 + J)].

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

                              GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;
(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, AST Investment Services, Inc. ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to

Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.


The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.


Prudential Annuities a will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

..  trading on the NYSE is restricted;

.. an emergency exists making redemption or valuation of securities held in the separate account impractical; or

.. the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

                                 ANNUITIZATION

                 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may not choose an Annuity Date that occurs in the first three Annuity Years. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make additional annuity payment options available in the future.

                        WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

                                   KEY TERMS

Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.

Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.

Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

EXPERTS


The financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2008 and for each of the two years in the period then ended included in this

Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


LEGAL EXPERTS

Counsel for Prudential Annuities Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS

Prudential Annuities Life Assurance Corporation

Prudential Annuities Life Assurance Corporation Variable Account B

The statements which follow in Appendix B are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2008 and for the years ended December 31, 2008 and 2007. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

                          INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities--Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@prudential.com.

Appendix A--DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

As we have indicated in the prospectuses, Advanced Series Xtra Credit Six and Optimum Plus are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2008. Here, we set out unit values corresponding to the remaining unit values.

The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV (1.90%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.95              90,759
   01/01/2003 to 12/31/2003                                              $ 9.95         $12.75             936,678
   01/01/2004 to 12/31/2004                                              $12.75         $14.65           2,064,681
   01/01/2005 to 12/31/2005                                              $14.65         $15.96           3,524,141
   01/01/2006 to 12/31/2006                                              $15.96         $19.22           4,137,771
   01/01/2007 to 12/31/2007                                              $19.22         $20.63           4,026,621
   01/01/2008 to 12/31/2008                                              $20.63         $11.87             385,911

AST International Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.72              78,368
   01/01/2003 to 12/31/2003                                              $ 9.72         $13.35           6,498,151
   01/01/2004 to 12/31/2004                                              $13.35         $15.21          15,481,627
   01/01/2005 to 12/31/2005                                              $15.21         $17.40          18,939,826
   01/01/2006 to 12/31/2006                                              $17.40         $20.65          13,631,389
   01/01/2007 to 12/31/2007                                              $20.65         $24.11          11,406,256
   01/01/2008 to 12/31/2008                                              $24.11         $11.77           1,436,169

AST International Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.79              22,770
   01/01/2003 to 12/31/2003                                              $ 9.79         $12.86             368,945
   01/01/2004 to 12/31/2004                                              $12.86         $15.27             810,108
   01/01/2005 to 12/31/2005                                              $15.27         $17.04           1,137,254
   01/01/2006 to 12/31/2006                                              $17.04         $21.30           1,933,054
   01/01/2007 to 12/31/2007                                              $21.30         $24.61           2,704,506
   01/01/2008 to 12/31/2008                                              $24.61         $13.52             254,922

AST MFS Global Equity Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.87              32,306
   01/01/2003 to 12/31/2003                                              $ 9.87         $12.31             916,888
   01/01/2004 to 12/31/2004                                              $12.31         $14.29           1,897,254
   01/01/2005 to 12/31/2005                                              $14.29         $15.08           1,417,478
   01/01/2006 to 12/31/2006                                              $15.08         $18.40           2,742,924
   01/01/2007 to 12/31/2007                                              $18.40         $19.74           1,441,407
   01/01/2008 to 12/31/2008                                              $19.74         $12.78             182,880

AST Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.48              47,261
   01/01/2003 to 12/31/2003                                              $ 9.48         $13.50           1,059,046
   01/01/2004 to 12/31/2004                                              $13.50         $12.33           1,200,247
   01/01/2005 to 12/31/2005                                              $12.33         $12.27           1,188,972
   01/01/2006 to 12/31/2006                                              $12.27         $13.56           1,254,815
   01/01/2007 to 12/31/2007                                              $13.56         $14.25           1,144,565
   01/01/2008 to 12/31/2008                                              $14.25         $ 9.09             186,142

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.71              12,122
   01/01/2003 to 12/31/2003                                              $ 9.71         $14.06             480,221
   01/01/2004 to 12/31/2004                                              $14.06         $15.10             779,045
   01/01/2005 to 12/31/2005                                              $15.10         $14.87             775,839
   01/01/2006 to 12/31/2006                                              $14.87         $15.72             737,915
   01/01/2007 to 12/31/2007                                              $15.72         $18.30             790,161
   01/01/2008 to 12/31/2008                                              $18.30         $10.32              80,056

AST Federated Aggressive Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.86              63,097
   01/01/2003 to 12/31/2003                                              $ 9.86         $16.40           2,615,505
   01/01/2004 to 12/31/2004                                              $16.40         $19.79           5,192,694
   01/01/2005 to 12/31/2005                                              $19.79         $21.25           6,965,263
   01/01/2006 to 12/31/2006                                              $21.25         $23.54           5,683,317
   01/01/2007 to 12/31/2007                                              $23.54         $25.68           5,023,880
   01/01/2008 to 12/31/2008                                              $25.68         $14.08             535,803

AST Goldman Sachs Small-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.09                 624
   01/01/2003 to 12/31/2003                                              $10.09         $13.97             102,500
   01/01/2004 to 12/31/2004                                              $13.97         $16.47             222,905
   01/01/2005 to 12/31/2005                                              $16.47         $16.96             225,717
   01/01/2006 to 12/31/2006                                              $16.96         $19.51             195,692
   01/01/2007 to 12/31/2007                                              $19.51         $18.16             161,243
   01/01/2008 to 12/31/2008                                              $18.16         $13.07              48,498

AST Small-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.08             209,790
   01/01/2003 to 12/31/2003                                              $10.08         $13.43           5,824,200
   01/01/2004 to 12/31/2004                                              $13.43         $15.34          10,169,483
   01/01/2005 to 12/31/2005                                              $15.34         $16.05          12,956,155
   01/01/2006 to 12/31/2006                                              $16.05         $18.90          10,309,013
   01/01/2007 to 12/31/2007                                              $18.90         $17.50           9,534,730
   01/01/2008 to 12/31/2008                                              $17.50         $12.07           1,182,326

AST DeAm Small-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.08              11,686
   01/01/2003 to 12/31/2003                                              $10.08         $14.19             434,509
   01/01/2004 to 12/31/2004                                              $14.19         $17.00           1,054,696
   01/01/2005 to 12/31/2005                                              $17.00         $16.87           1,206,635
   01/01/2006 to 12/31/2006                                              $16.87         $19.85           1,198,888
   01/01/2007 to 12/31/2007                                              $19.85         $16.02             906,203
   01/01/2008 to 07/18/2008                                              $16.02         $14.65                   0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.87              66,279
   01/01/2003 to 12/31/2003                                              $ 9.87         $12.75           2,379,820
   01/01/2004 to 12/31/2004                                              $12.75         $14.55           5,139,643
   01/01/2005 to 12/31/2005                                              $14.55         $14.95           6,665,807
   01/01/2006 to 12/31/2006                                              $14.95         $15.59           5,183,278
   01/01/2007 to 12/31/2007                                              $15.59         $18.25           4,551,679
   01/01/2008 to 12/31/2008                                              $18.25         $10.60             495,545

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.51              44,760
   01/01/2003 to 12/31/2003                                              $ 9.51         $12.18           1,089,649
   01/01/2004 to 12/31/2004                                              $12.18         $13.87           2,211,800
   01/01/2005 to 12/31/2005                                              $13.87         $15.44           4,381,841
   01/01/2006 to 12/31/2006                                              $15.44         $17.28           3,814,763
   01/01/2007 to 12/31/2007                                              $17.28         $20.72           4,471,479
   01/01/2008 to 12/31/2008                                              $20.72         $11.55             362,170

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.98             163,415
   01/01/2003 to 12/31/2003                                              $ 9.98         $13.34           4,786,623
   01/01/2004 to 12/31/2004                                              $13.34         $16.08           9,335,291
   01/01/2005 to 12/31/2005                                              $16.08         $17.68          11,873,661
   01/01/2006 to 12/31/2006                                              $17.68         $19.21           9,671,239
   01/01/2007 to 12/31/2007                                              $19.21         $19.44           8,401,820
   01/01/2008 to 12/31/2008                                              $19.44         $11.01             882,120

AST Alger All-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.36               6,409
   01/01/2003 to 12/31/2003                                              $ 9.36         $12.45             636,548
   01/01/2004 to 12/31/2004                                              $12.45         $13.25             715,598
   01/01/2005 to 12/02/2005                                              $13.25         $15.17                   0

AST Mid-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.04              28,449
   01/01/2003 to 12/31/2003                                              $10.04         $13.38             727,500
   01/01/2004 to 12/31/2004                                              $13.38         $15.14           1,071,978
   01/01/2005 to 12/31/2005                                              $15.14         $15.66           1,028,350
   01/01/2006 to 12/31/2006                                              $15.66         $17.55             962,590
   01/01/2007 to 12/31/2007                                              $17.55         $17.69             819,090
   01/01/2008 to 12/31/2008                                              $17.69         $10.74             114,313

AST T. Rowe Price Natural Resources Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.44               7,378
   01/01/2003 to 12/31/2003                                              $10.44         $13.67             433,891
   01/01/2004 to 12/31/2004                                              $13.67         $17.60           1,025,462
   01/01/2005 to 12/31/2005                                              $17.60         $22.69           1,968,637
   01/01/2006 to 12/31/2006                                              $22.69         $25.79           2,189,934
   01/01/2007 to 12/31/2007                                              $25.79         $35.54           3,279,733
   01/01/2008 to 12/31/2008                                              $35.54         $17.44             262,794

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.34              31,105
   01/01/2003 to 12/31/2003                                              $ 9.34         $11.34             717,430
   01/01/2004 to 12/31/2004                                              $11.34         $11.76           1,189,655
   01/01/2005 to 12/31/2005                                              $11.76         $13.43           1,822,385
   01/01/2006 to 12/31/2006                                              $13.43         $13.92           2,970,253
   01/01/2007 to 12/31/2007                                              $13.92         $14.78           4,140,068
   01/01/2008 to 12/31/2008                                              $14.78         $ 8.62             568,073

AST MFS Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.47             134,574
   01/01/2003 to 12/31/2003                                              $ 9.47         $11.41           2,222,614
   01/01/2004 to 12/31/2004                                              $11.41         $12.39           2,897,175
   01/01/2005 to 12/31/2005                                              $12.39         $12.93           4,272,541
   01/01/2006 to 12/31/2006                                              $12.93         $13.91           3,472,314
   01/01/2007 to 12/31/2007                                              $13.91         $15.70           2,799,781
   01/01/2008 to 12/31/2008                                              $15.70         $ 9.81             639,125

AST Marsico Capital Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.51             457,013
   01/01/2003 to 12/31/2003                                              $ 9.51         $12.30          14,975,841
   01/01/2004 to 12/31/2004                                              $12.30         $13.95          30,793,077
   01/01/2005 to 12/31/2005                                              $13.95         $14.62          41,075,737
   01/01/2006 to 12/31/2006                                              $14.62         $15.38          33,382,333
   01/01/2007 to 12/31/2007                                              $15.38         $17.35          28,678,496
   01/01/2008 to 12/31/2008                                              $17.35         $ 9.59           3,236,045

AST Goldman Sachs Concentrated Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.46              41,632
   01/01/2003 to 12/31/2003                                              $ 9.46         $11.63             715,845
   01/01/2004 to 12/31/2004                                              $11.63         $11.83           1,641,544
   01/01/2005 to 12/31/2005                                              $11.83         $11.99           1,573,426
   01/01/2006 to 12/31/2006                                              $11.99         $12.94           1,596,091
   01/01/2007 to 12/31/2007                                              $12.94         $14.46           1,802,097
   01/01/2008 to 12/31/2008                                              $14.46         $ 8.47             238,285

AST DeAm Large-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.98              18,250
   01/01/2003 to 12/31/2003                                              $ 9.98         $12.39             583,969
   01/01/2004 to 12/31/2004                                              $12.39         $14.36           1,347,344
   01/01/2005 to 12/31/2005                                              $14.36         $15.41           1,705,077
   01/01/2006 to 12/31/2006                                              $15.41         $18.40           3,383,186
   01/01/2007 to 12/31/2007                                              $18.40         $18.26           4,050,104
   01/01/2008 to 12/31/2008                                              $18.26         $11.23             341,799

AST AllianceBernstein Growth + Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.79              11,345
   01/01/2003 to 12/31/2003                                              $ 9.79         $12.11             667,395
   01/01/2004 to 12/31/2004                                              $12.11         $13.07           1,011,796
   01/01/2005 to 12/02/2005                                              $13.07         $14.43                   0

AST AllianceBernstein Core Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.08             386,259
   01/01/2003 to 12/31/2003                                              $10.08         $12.69           2,277,726
   01/01/2004 to 12/31/2004                                              $12.69         $14.18           3,959,115
   01/01/2005 to 12/31/2005                                              $14.18         $14.68           3,809,638
   01/01/2006 to 12/31/2006                                              $14.68         $17.47           5,825,933
   01/01/2007 to 12/31/2007                                              $17.47         $16.53           3,601,549
   01/01/2008 to 12/31/2008                                              $16.53         $ 9.42             478,070

AST Cohen & Steers Realty Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.33              41,098
   01/01/2003 to 12/31/2003                                              $10.33         $13.92           1,376,696
   01/01/2004 to 12/31/2004                                              $13.92         $18.84           2,863,749
   01/01/2005 to 12/31/2005                                              $18.84         $21.22           2,826,660
   01/01/2006 to 12/31/2006                                              $21.22         $28.47           3,649,289
   01/01/2007 to 12/31/2007                                              $28.47         $22.36           1,894,036
   01/01/2008 to 12/31/2008                                              $22.36         $14.25             211,987

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed
   Index 500 Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.81              79,915
   01/01/2003 to 12/31/2003                                              $ 9.81         $12.25           2,209,334
   01/01/2004 to 12/31/2004                                              $12.25         $13.22           3,486,237
   01/01/2005 to 12/31/2005                                              $13.22         $13.43           3,733,992
   01/01/2006 to 12/31/2006                                              $13.43         $14.83           3,708,073
   01/01/2007 to 12/31/2007                                              $14.83         $14.85           3,175,733
   01/01/2008 to 12/31/2008                                              $14.85         $ 8.93             382,597

AST American Century Income & Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.89              36,829
   01/01/2003 to 12/31/2003                                              $ 9.89         $12.50             846,118
   01/01/2004 to 12/31/2004                                              $12.50         $13.80           2,219,323
   01/01/2005 to 12/31/2005                                              $13.80         $14.17           2,300,793
   01/01/2006 to 12/31/2006                                              $14.17         $16.24           2,456,510
   01/01/2007 to 12/31/2007                                              $16.24         $15.92           1,963,249
   01/01/2008 to 12/31/2008                                              $15.92         $10.19             312,153

AST AllianceBernstein Growth & Income Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.83             165,588
   01/01/2003 to 12/31/2003                                              $ 9.83         $12.77          13,386,166
   01/01/2004 to 12/31/2004                                              $12.77         $13.91          27,268,222
   01/01/2005 to 12/31/2005                                              $13.91         $14.30          38,456,039
   01/01/2006 to 12/31/2006                                              $14.30         $16.45          27,267,301
   01/01/2007 to 12/31/2007                                              $16.45         $16.96          23,014,737
   01/01/2008 to 12/31/2008                                              $16.96         $ 9.87           2,971,743

AST Large-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.90              30,714
   01/01/2003 to 12/31/2003                                              $ 9.90         $11.65             651,074
   01/01/2004 to 12/31/2004                                              $11.65         $13.19           1,916,775
   01/01/2005 to 12/31/2005                                              $13.19         $13.78           3,227,693
   01/01/2006 to 12/31/2006                                              $13.78         $16.01           3,946,641
   01/01/2007 to 12/31/2007                                              $16.01         $15.23           3,212,276
   01/01/2008 to 12/31/2008                                              $15.23         $ 8.74             510,220

AST UBS Dynamic Alpha Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.94               3,088
   01/01/2003 to 12/31/2003                                              $ 9.94         $11.65             155,865
   01/01/2004 to 12/31/2004                                              $11.65         $12.70             278,657
   01/01/2005 to 12/31/2005                                              $12.70         $13.32             481,111
   01/01/2006 to 12/31/2006                                              $13.32         $14.52             602,700
   01/01/2007 to 12/31/2007                                              $14.52         $14.52           2,384,671
   01/01/2008 to 12/31/2008                                              $14.52         $11.74           1,649,747

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.97              15,835
   01/01/2003 to 12/31/2003                                              $ 9.97         $11.62             930,516
   01/01/2004 to 12/31/2004                                              $11.62         $12.43           1,308,462
   01/01/2005 to 12/31/2005                                              $12.43         $12.75           1,619,987
   01/01/2006 to 12/31/2006                                              $12.75         $13.72           1,619,748
   01/01/2007 to 12/31/2007                                              $13.72         $14.66           1,487,210
   01/01/2008 to 12/31/2008                                              $14.66         $10.04             420,214

AST T. Rowe Price Asset Allocation Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.96              21,928
   01/01/2003 to 12/31/2003                                              $ 9.96         $12.12             955,716
   01/01/2004 to 12/31/2004                                              $12.12         $13.22           2,109,855
   01/01/2005 to 12/31/2005                                              $13.22         $13.57           2,860,901
   01/01/2006 to 12/31/2006                                              $13.57         $14.98           3,596,335
   01/01/2007 to 12/31/2007                                              $14.98         $15.62           5,082,784
   01/01/2008 to 12/31/2008                                              $15.62         $11.35           1,345,037

AST T. Rowe Price Global Bond Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.31              36,822
   01/01/2003 to 12/31/2003                                              $10.31         $11.42           1,827,606
   01/01/2004 to 12/31/2004                                              $11.42         $12.17           6,387,666
   01/01/2005 to 12/31/2005                                              $12.17         $11.40           9,677,418
   01/01/2006 to 12/31/2006                                              $11.40         $11.89           8,138,223
   01/01/2007 to 12/31/2007                                              $11.89         $12.78           8,017,458
   01/01/2008 to 12/31/2008                                              $12.78         $12.24             821,071

AST High Yield Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.26              74,022
   01/01/2003 to 12/31/2003                                              $10.26         $12.24           3,684,174
   01/01/2004 to 12/31/2004                                              $12.24         $13.34           4,901,936
   01/01/2005 to 12/31/2005                                              $13.34         $13.23           4,036,186
   01/01/2006 to 12/31/2006                                              $13.23         $14.33           3,605,228
   01/01/2007 to 12/31/2007                                              $14.33         $14.40           3,381,681
   01/01/2008 to 12/31/2008                                              $14.40         $10.52           1,130,915

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.23             162,571
   01/01/2003 to 12/31/2003                                              $10.23         $11.92           4,628,945
   01/01/2004 to 12/31/2004                                              $11.92         $12.56           7,337,467
   01/01/2005 to 12/31/2005                                              $12.56         $12.46          11,711,617
   01/01/2006 to 12/31/2006                                              $12.46         $13.43           9,529,259
   01/01/2007 to 12/31/2007                                              $13.43         $13.97           8,088,124
   01/01/2008 to 12/31/2008                                              $13.97         $10.52           1,849,304

AST PIMCO Total Return Bond Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.17             604,147
   01/01/2003 to 12/31/2003                                              $10.17         $10.51          16,012,778
   01/01/2004 to 12/31/2004                                              $10.51         $10.82          30,067,867
   01/01/2005 to 12/31/2005                                              $10.82         $10.88          15,662,179
   01/01/2006 to 12/31/2006                                              $10.88         $11.07          16,434,843
   01/01/2007 to 12/31/2007                                              $11.07         $11.76          17,063,089
   01/01/2008 to 12/31/2008                                              $11.76         $11.28           3,876,085

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2002 to 12/31/2002                                                  --         $10.08             215,314
   01/01/2003 to 12/31/2003                                              $10.08         $10.22           5,152,783
   01/01/2004 to 12/31/2004                                              $10.22         $10.23          19,103,280
   01/01/2005 to 12/31/2005                                              $10.23         $10.20          31,242,913
   01/01/2006 to 12/31/2006                                              $10.20         $10.39          24,544,154
   01/01/2007 to 12/31/2007                                              $10.39         $10.88          21,419,052
   01/01/2008 to 12/31/2008                                              $10.88         $10.80           3,534,614

AST Money Market Portfolio

   01/01/2002 to 12/31/2002                                                  --         $ 9.99             999,737
   01/01/2003 to 12/31/2003                                              $ 9.99         $ 9.86           7,176,983
   01/01/2004 to 12/31/2004                                              $ 9.86         $ 9.75           8,152,893
   01/01/2005 to 12/31/2005                                              $ 9.75         $ 9.83          14,801,774
   01/01/2006 to 12/31/2006                                              $ 9.83         $10.09          17,648,852
   01/01/2007 to 12/31/2007                                              $10.09         $10.38          23,468,378
   01/01/2008 to 12/31/2008                                              $10.38         $10.44          27,759,077

Gartmore NVIT Developing Markets

   01/01/2002 to 12/31/2002                                                  --         $ 9.93              21,816
   01/01/2003 to 12/31/2003                                              $ 9.93         $15.56             415,864
   01/01/2004 to 12/31/2004                                              $15.56         $18.29             934,258
   01/01/2005 to 12/31/2005                                              $18.29         $23.59           1,611,360
   01/01/2006 to 12/31/2006                                              $23.59         $31.15           1,615,174
   01/01/2007 to 12/31/2007                                              $31.15         $43.85           2,054,253
   01/01/2008 to 12/31/2008                                              $43.85         $18.13             159,425

Wells Fargo Advantage VT Equity Income

   01/01/2002 to 12/31/2002                                                  --         $ 9.90              10,707
   01/01/2003 to 12/31/2003                                              $ 9.90         $12.26             251,071
   01/01/2004 to 12/31/2004                                              $12.26         $13.36             285,526
   01/01/2005 to 12/31/2005                                              $13.36         $13.81             350,410
   01/01/2006 to 12/31/2006                                              $13.81         $16.06             434,376
   01/01/2007 to 12/31/2007                                              $16.06         $16.20             321,304
   01/01/2008 to 12/31/2008                                              $16.20         $10.10              61,519

AIM V.I. Dynamics Fund

   01/01/2002 to 12/31/2002                                                  --         $ 9.70              32,635
   01/01/2003 to 12/31/2003                                              $ 9.70         $13.12             634,308
   01/01/2004 to 12/31/2004                                              $13.12         $14.59             590,157
   01/01/2005 to 12/31/2005                                              $14.59         $15.85             469,230
   01/01/2006 to 12/31/2006                                              $15.85         $18.05             557,322
   01/01/2007 to 12/31/2007                                              $18.05         $19.86             488,870
   01/01/2008 to 12/31/2008                                              $19.86         $10.12              27,103

AIM V.I. Technology Fund

   01/01/2003 to 12/31/2003                                                  --         $13.35               3,695
   01/01/2004 to 12/31/2004                                              $13.35         $13.71               5,184
   01/01/2005 to 12/31/2005                                              $13.71         $13.74               3,938
   01/01/2006 to 12/31/2006                                              $13.74         $14.89                 770
   01/01/2007 to 12/31/2007                                              $14.89         $15.73                 984
   01/01/2008 to 12/31/2008                                              $15.73         $ 8.56                 207

AIM V.I. Global Health Care

   01/01/2002 to 12/31/2002                                                  --         $ 9.51               5,444
   01/01/2003 to 12/31/2003                                              $ 9.51         $11.93             381,478
   01/01/2004 to 12/31/2004                                              $11.93         $12.58             578,826
   01/01/2005 to 12/31/2005                                              $12.58         $13.35             902,299
   01/01/2006 to 12/31/2006                                              $13.35         $13.78             933,835
   01/01/2007 to 12/31/2007                                              $13.78         $15.12             891,556
   01/01/2008 to 12/31/2008                                              $15.12         $10.59             107,935

AIM V.I. Financial Services Fund

   01/01/2002 to 12/31/2002                                                  --         $ 9.92               1,897
   01/01/2003 to 12/31/2003                                              $ 9.92         $12.61             200,360
   01/01/2004 to 12/31/2004                                              $12.61         $13.44             387,921
   01/01/2005 to 12/31/2005                                              $13.44         $13.97             657,120
   01/01/2006 to 12/31/2006                                              $13.97         $15.96             721,032
   01/01/2007 to 12/31/2007                                              $15.96         $12.17             504,736
   01/01/2008 to 12/31/2008                                              $12.17         $ 4.84              62,197

Evergreen VA International Equity Fund

   01/01/2002 to 12/31/2002                                                  --         $ 9.67               3,669
   01/01/2003 to 12/31/2003                                              $ 9.67         $12.78              76,749
   01/01/2004 to 12/31/2004                                              $12.78         $14.94             195,986
   01/01/2005 to 12/31/2005                                              $14.94         $17.01             507,584
   01/01/2006 to 12/31/2006                                              $17.01         $20.55             657,265
   01/01/2007 to 12/31/2007                                              $20.55         $23.18             857,755
   01/01/2008 to 12/31/2008                                              $23.18         $13.30              91,276

Evergreen VA Special Equity Fund

   01/01/2002 to 12/31/2002                                                  --         $ 9.85              12,520
   01/01/2003 to 12/31/2003                                              $ 9.85         $14.69             293,794
   01/01/2004 to 12/31/2004                                              $14.69         $15.25             509,734
   01/01/2005 to 04/15/2005                                              $15.25         $13.57                   0

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                                  --         $13.21              56,002
   01/01/2004 to 12/31/2004                                              $13.21         $13.89             387,492
   01/01/2005 to 12/31/2005                                              $13.89         $14.15             294,327
   01/01/2006 to 12/31/2006                                              $14.15         $14.72             208,342
   01/01/2007 to 12/31/2007                                              $14.72         $16.16             187,651
   01/01/2008 to 12/31/2008                                              $16.16         $11.54              17,862

Evergreen VA Growth Fund

   04/15/2005* to 12/31/2005                                             $ 9.82         $11.42             570,911
   01/01/2006 to 12/31/2006                                              $11.42         $12.44             600,433
   01/01/2007 to 12/31/2007                                              $12.44         $13.55             536,163
   01/01/2008 to 12/31/2008                                              $13.55         $ 7.82              62,126

ProFund VP Europe 30

   01/01/2002 to 12/31/2002                                                  --         $ 9.70               2,625
   01/01/2003 to 12/31/2003                                              $ 9.70         $13.20             158,208
   01/01/2004 to 12/31/2004                                              $13.20         $14.80             313,111
   01/01/2005 to 12/31/2005                                              $14.80         $15.69             409,618
   01/01/2006 to 12/31/2006                                              $15.69         $18.09             676,494
   01/01/2007 to 12/31/2007                                              $18.09         $20.33           1,035,608
   01/01/2008 to 12/31/2008                                              $20.33         $11.17              59,187

ProFund VP Asia 30

   01/01/2002 to 12/31/2002                                                  --         $ 9.86               6,995
   01/01/2003 to 12/31/2003                                              $ 9.86         $15.96             131,276
   01/01/2004 to 12/31/2004                                              $15.96         $15.57             253,337
   01/01/2005 to 12/31/2005                                              $15.57         $18.26             481,366
   01/01/2006 to 12/31/2006                                              $18.26         $24.95           1,003,276
   01/01/2007 to 12/31/2007                                              $24.95         $36.16           1,525,658
   01/01/2008 to 12/31/2008                                              $36.16         $17.44             151,279

ProFund VP Japan

   01/01/2002 to 12/31/2002                                                  --         $10.21                 351
   01/01/2003 to 12/31/2003                                              $10.21         $12.70              76,553
   01/01/2004 to 12/31/2004                                              $12.70         $13.40             137,584
   01/01/2005 to 12/31/2005                                              $13.40         $18.65             930,697
   01/01/2006 to 12/31/2006                                              $18.65         $20.27             426,933
   01/01/2007 to 12/31/2007                                              $20.27         $17.90             235,339
   01/01/2008 to 12/31/2008                                              $17.90         $10.39              53,586

ProFund VP Banks

   01/01/2002 to 12/31/2002                                                  --         $10.13               3,422
   01/01/2003 to 12/31/2003                                              $10.13         $12.86              34,962
   01/01/2004 to 12/31/2004                                              $12.86         $14.10             171,696
   01/01/2005 to 12/31/2005                                              $14.10         $13.82             112,934
   01/01/2006 to 12/31/2006                                              $13.82         $15.64              92,471
   01/01/2007 to 12/31/2007                                              $15.64         $11.16             176,483
   01/01/2008 to 12/31/2008                                              $11.16         $ 5.81              91,686

ProFund VP Basic Materials

   01/01/2002 to 12/31/2002                                                  --         $10.34                  12
   01/01/2003 to 12/31/2003                                              $10.34         $13.35             100,189
   01/01/2004 to 12/31/2004                                              $13.35         $14.43             170,212
   01/01/2005 to 12/31/2005                                              $14.43         $14.50             365,503
   01/01/2006 to 12/31/2006                                              $14.50         $16.43             293,534
   01/01/2007 to 12/31/2007                                              $16.43         $21.07           1,087,523
   01/01/2008 to 12/31/2008                                              $21.07         $10.04             122,266

ProFund VP Biotechnology

   01/01/2003 to 12/31/2003                                                  --         $13.53                 847
   01/01/2004 to 12/31/2004                                              $13.53         $14.56               5,878
   01/01/2005 to 12/31/2005                                              $14.56         $17.03               3,291
   01/01/2006 to 12/31/2006                                              $17.03         $16.02               1,562
   01/01/2007 to 12/31/2007                                              $16.02         $15.54               2,486
   01/01/2008 to 12/31/2008                                              $15.54         $15.52               3,643

ProFund VP Consumer Services

   01/01/2002 to 12/31/2002                                                  --         $ 9.37               2,426
   01/01/2003 to 12/31/2003                                              $ 9.37         $11.66              30,700
   01/01/2004 to 12/31/2004                                              $11.66         $12.31              87,433
   01/01/2005 to 12/31/2005                                              $12.31         $11.51             104,799
   01/01/2006 to 12/31/2006                                              $11.51         $12.65             104,380
   01/01/2007 to 12/31/2007                                              $12.65         $11.38              77,328
   01/01/2008 to 12/31/2008                                              $11.38         $ 7.66              25,750

ProFund VP Oil & Gas

   01/01/2002 to 12/31/2002                                                  --         $10.12               1,660
   01/01/2003 to 12/31/2003                                              $10.12         $12.14             114,553
   01/01/2004 to 12/31/2004                                              $12.14         $15.40             888,111
   01/01/2005 to 12/31/2005                                              $15.40         $19.84           1,062,333
   01/01/2006 to 12/31/2006                                              $19.84         $23.48           1,058,623
   01/01/2007 to 12/31/2007                                              $23.48         $30.51           1,299,899
   01/01/2008 to 12/31/2008                                              $30.51         $18.87             171,663

ProFund VP Financials

   01/01/2002 to 12/31/2002                                                  --         $ 9.84               2,066
   01/01/2003 to 12/31/2003                                              $ 9.84         $12.45             134,420
   01/01/2004 to 12/31/2004                                              $12.45         $13.48             323,190
   01/01/2005 to 12/31/2005                                              $13.48         $13.75             556,707
   01/01/2006 to 12/31/2006                                              $13.75         $15.83             679,764
   01/01/2007 to 12/31/2007                                              $15.83         $12.56             500,665
   01/01/2008 to 12/31/2008                                              $12.56         $ 6.09             230,957

ProFund VP Health Care

   01/01/2002 to 12/31/2002                                                  --         $ 9.59               6,831
   01/01/2003 to 12/31/2003                                              $ 9.59         $11.05             244,228
   01/01/2004 to 12/31/2004                                              $11.05         $11.10             518,389
   01/01/2005 to 12/31/2005                                              $11.10         $11.54             974,104
   01/01/2006 to 12/31/2006                                              $11.54         $11.92           1,125,522
   01/01/2007 to 12/31/2007                                              $11.92         $12.46           1,162,766
   01/01/2008 to 12/31/2008                                              $12.46         $ 9.25              92,213

ProFund VP Industrials

   01/01/2003 to 12/31/2003                                                  --         $12.85              20,601
   01/01/2004 to 12/31/2004                                              $12.85         $14.27              88,729
   01/01/2005 to 12/31/2005                                              $14.27         $14.34             113,692
   01/01/2006 to 12/31/2006                                              $14.34         $15.71              74,496
   01/01/2007 to 12/31/2007                                              $15.71         $17.22             308,521
   01/01/2008 to 12/31/2008                                              $17.22         $10.05              34,844

ProFund VP Internet

   01/01/2003 to 12/31/2003                                                  --         $16.67               1,210
   01/01/2004 to 12/31/2004                                              $16.67         $19.83               3,806
   01/01/2005 to 12/31/2005                                              $19.83         $20.90               2,197
   01/01/2006 to 12/31/2006                                              $20.90         $20.78                 655
   01/01/2007 to 12/31/2007                                              $20.78         $22.46               1,607
   01/01/2008 to 12/31/2008                                              $22.46         $12.16               1,088

ProFund VP Pharmaceuticals

   01/01/2002 to 12/31/2002                                                  --         $ 9.63               2,545
   01/01/2003 to 12/31/2003                                              $ 9.63         $ 9.97              77,105
   01/01/2004 to 12/31/2004                                              $ 9.97         $ 8.88             246,789
   01/01/2005 to 12/31/2005                                              $ 8.88         $ 8.38             337,607
   01/01/2006 to 12/31/2006                                              $ 8.38         $ 9.22             472,925
   01/01/2007 to 12/31/2007                                              $ 9.22         $ 9.25             294,819
   01/01/2008 to 12/31/2008                                              $ 9.25         $ 7.31              92,405

ProFund VP Precious Metals

   01/01/2002 to 12/31/2002                                                  --         $11.30              19,964
   01/01/2003 to 12/31/2003                                              $11.30         $15.44             390,896
   01/01/2004 to 12/31/2004                                              $15.44         $13.64             457,761
   01/01/2005 to 12/31/2005                                              $13.64         $16.90           1,038,247
   01/01/2006 to 12/31/2006                                              $16.90         $17.80           1,225,838
   01/01/2007 to 12/31/2007                                              $17.80         $21.38           1,371,913
   01/01/2008 to 12/31/2008                                              $21.38         $14.52             413,539

ProFund VP Real Estate

   01/01/2002 to 12/31/2002                                                  --         $10.20              12,789
   01/01/2003 to 12/31/2003                                              $10.20         $13.33             136,941
   01/01/2004 to 12/31/2004                                              $13.33         $16.63             509,763
   01/01/2005 to 12/31/2005                                              $16.63         $17.42             419,233
   01/01/2006 to 12/31/2006                                              $17.42         $22.64             644,499
   01/01/2007 to 12/31/2007                                              $22.64         $17.85             306,812
   01/01/2008 to 12/31/2008                                              $17.85         $10.29             109,319

ProFund VP Semiconductor

   01/01/2003 to 12/31/2003                                                  --         $15.93               3,475
   01/01/2004 to 12/31/2004                                              $15.93         $11.95               3,639
   01/01/2005 to 12/31/2005                                              $11.95         $12.73                 730
   01/01/2006 to 12/31/2006                                              $12.73         $11.61                 659
   01/01/2007 to 12/31/2007                                              $11.61         $12.19                 744
   01/01/2008 to 12/31/2008                                              $12.19         $ 6.00                  84

ProFund VP Technology

   01/01/2003 to 12/31/2003                                                  --         $13.30               6,845
   01/01/2004 to 12/31/2004                                              $13.30         $12.99               9,239
   01/01/2005 to 12/31/2005                                              $12.99         $12.90                   1
   01/01/2006 to 12/31/2006                                              $12.90         $13.68                 315
   01/01/2007 to 12/31/2007                                              $13.68         $15.35               1,532
   01/01/2008 to 12/31/2008                                              $15.35         $ 8.38               1,531

ProFund VP Telecommunications

   01/01/2002 to 12/31/2002                                                  --         $10.03               3,642
   01/01/2003 to 12/31/2003                                              $10.03         $10.08              47,283
   01/01/2004 to 12/31/2004                                              $10.08         $11.43             212,127
   01/01/2005 to 12/31/2005                                              $11.43         $10.47             159,505
   01/01/2006 to 12/31/2006                                              $10.47         $13.79             576,678
   01/01/2007 to 12/31/2007                                              $13.79         $14.66             584,892
   01/01/2008 to 12/31/2008                                              $14.66         $ 9.43              78,446

ProFund VP Utilities

   01/01/2002 to 12/31/2002                                                  --         $10.61               8,871
   01/01/2003 to 12/31/2003                                              $10.61         $12.63              93,690
   01/01/2004 to 12/31/2004                                              $12.63         $15.00             332,768
   01/01/2005 to 12/31/2005                                              $15.00         $16.64             728,412
   01/01/2006 to 12/31/2006                                              $16.64         $19.47             965,227
   01/01/2007 to 12/31/2007                                              $19.47         $22.11           2,287,906
   01/01/2008 to 12/31/2008                                              $22.11         $15.03             141,381

ProFund VP Bull

   01/01/2002 to 12/31/2002                                                  --         $ 9.75              10,297
   01/01/2003 to 12/31/2003                                              $ 9.75         $12.01             708,248
   01/01/2004 to 12/31/2004                                              $12.01         $12.82           2,052,501
   01/01/2005 to 12/31/2005                                              $12.82         $12.92           1,393,666
   01/01/2006 to 12/31/2006                                              $12.92         $14.41           2,159,049
   01/01/2007 to 12/31/2007                                              $14.41         $14.64             976,951
   01/01/2008 to 12/31/2008                                              $14.64         $ 8.95             561,382

ProFund VP Bear

   01/01/2002 to 12/31/2002                                                  --         $10.13              28,618
   01/01/2003 to 12/31/2003                                              $10.13         $ 7.49             716,467
   01/01/2004 to 12/31/2004                                              $ 7.49         $ 6.60             289,105
   01/01/2005 to 12/31/2005                                              $ 6.60         $ 6.38             723,316
   01/01/2006 to 12/31/2006                                              $ 6.38         $ 5.79             672,760
   01/01/2007 to 12/31/2007                                              $ 5.79         $ 5.71             904,581
   01/01/2008 to 12/31/2008                                              $ 5.71         $ 7.84             733,382

ProFund VP UltraBull

   01/01/2002 to 12/31/2002                                                  --         $ 9.61                 245
   01/01/2003 to 12/31/2003                                              $ 9.61         $14.42               1,432
   01/01/2004 to 12/31/2004                                              $14.42         $16.58               9,518
   01/01/2005 to 12/31/2005                                              $16.58         $16.69              16,473
   01/01/2006 to 12/31/2006                                              $16.69         $20.15               7,438
   01/01/2007 to 12/31/2007                                              $20.15         $19.93               5,842
   01/01/2008 to 12/31/2008                                              $19.93         $ 6.37              11,696

ProFund VP NASDAQ-100

   01/01/2002 to 12/31/2002                                                  --         $ 9.36              13,113
   01/01/2003 to 12/31/2003                                              $ 9.36         $13.47             810,005
   01/01/2004 to 12/31/2004                                              $13.47         $14.34           1,807,904
   01/01/2005 to 12/31/2005                                              $14.34         $14.10           1,350,489
   01/01/2006 to 12/31/2006                                              $14.10         $14.59           1,489,774
   01/01/2007 to 12/31/2007                                              $14.59         $16.83           1,716,475
   01/01/2008 to 12/31/2008                                              $16.83         $ 9.50             103,254

ProFund VP Short NASDAQ-100

   01/01/2002 to 12/31/2002                                                  --         $10.43              15,308
   01/01/2003 to 12/31/2003                                              $10.43         $ 6.42             196,526
   01/01/2004 to 12/31/2004                                              $ 6.42         $ 5.60             181,352
   01/01/2005 to 12/31/2005                                              $ 5.60         $ 5.53             480,112
   01/01/2006 to 12/31/2006                                              $ 5.53         $ 5.36             679,620
   01/01/2007 to 12/31/2007                                              $ 5.36         $ 4.65             468,235
   01/01/2008 to 12/31/2008                                              $ 4.65         $ 6.75             120,544

ProFund VP UltraNASDAQ-100

   01/01/2002 to 12/31/2002                                                  --         $ 8.70                 233
   01/01/2003 to 12/31/2003                                              $ 8.70         $17.30               5,905
   01/01/2004 to 12/31/2004                                              $17.30         $19.36              22,282
   01/01/2005 to 12/31/2005                                              $19.36         $18.28              39,390
   01/01/2006 to 12/31/2006                                              $18.28         $18.81              25,955
   01/01/2007 to 12/31/2007                                              $18.81         $23.71               3,558
   01/01/2008 to 12/31/2008                                              $23.71         $ 6.34               3,172

ProFund VP Mid-Cap Value

   01/01/2002 to 12/31/2002                                                  --         $10.06               4,777
   01/01/2003 to 12/31/2003                                              $10.06         $13.40             462,172
   01/01/2004 to 12/31/2004                                              $13.40         $15.24             626,618
   01/01/2005 to 12/31/2005                                              $15.24         $16.28             783,182
   01/01/2006 to 12/31/2006                                              $16.28         $17.93           1,262,392
   01/01/2007 to 12/31/2007                                              $17.93         $17.76             454,086
   01/01/2008 to 12/31/2008                                              $17.76         $11.10              83,877

ProFund VP Mid-Cap Growth

   01/01/2002 to 12/31/2002                                                  --         $ 9.82               1,587
   01/01/2003 to 12/31/2003                                              $ 9.82         $12.32             295,528
   01/01/2004 to 12/31/2004                                              $12.32         $13.42             579,666
   01/01/2005 to 12/31/2005                                              $13.42         $14.65           1,210,312
   01/01/2006 to 12/31/2006                                              $14.65         $14.94             841,041
   01/01/2007 to 12/31/2007                                              $14.94         $16.38             570,618
   01/01/2008 to 12/31/2008                                              $16.38         $ 9.83              97,513

ProFund VP UltraMid-Cap

   01/01/2002 to 12/31/2002                                                  --         $ 9.86               1,673
   01/01/2003 to 12/31/2003                                              $ 9.86         $16.46             136,523
   01/01/2004 to 12/31/2004                                              $16.46         $20.62             338,303
   01/01/2005 to 12/31/2005                                              $20.62         $23.85             608,699
   01/01/2006 to 12/31/2006                                              $23.85         $25.88             494,119
   01/01/2007 to 12/31/2007                                              $25.88         $26.90             589,077
   01/01/2008 to 12/31/2008                                              $26.90         $ 8.58             164,722

ProFund VP Small-Cap Value

   01/01/2002 to 12/31/2002                                                  --         $10.15              19,019
   01/01/2003 to 12/31/2003                                              $10.15         $13.41           1,218,990
   01/01/2004 to 12/31/2004                                              $13.41         $15.80           2,597,154
   01/01/2005 to 12/31/2005                                              $15.80         $16.12           1,026,107
   01/01/2006 to 12/31/2006                                              $16.12         $18.57           1,234,327
   01/01/2007 to 12/31/2007                                              $18.57         $16.90             475,816
   01/01/2008 to 12/31/2008                                              $16.90         $11.49             153,056

ProFund VP Small-Cap Growth

   01/01/2002 to 12/31/2002                                                  --         $ 9.91              10,572
   01/01/2003 to 12/31/2003                                              $ 9.91         $13.05           1,289,398
   01/01/2004 to 12/31/2004                                              $13.05         $15.34           1,611,060
   01/01/2005 to 12/31/2005                                              $15.34         $16.18           1,645,354
   01/01/2006 to 12/31/2006                                              $16.18         $17.25             715,173
   01/01/2007 to 12/31/2007                                              $17.25         $17.61             602,007
   01/01/2008 to 12/31/2008                                              $17.61         $11.39             111,710

ProFund VP UltraSmall-Cap

   01/01/2003 to 12/31/2003                                                  --         $19.43              13,082
   01/01/2004 to 12/31/2004                                              $19.43         $24.98              32,780
   01/01/2005 to 12/31/2005                                              $24.98         $24.46               4,105
   01/01/2006 to 12/31/2006                                              $24.46         $30.23               2,229
   01/01/2007 to 12/31/2007                                              $30.23         $25.75               1,325
   01/01/2008 to 12/31/2008                                              $25.75         $ 8.54               1,325

ProFund VP U.S. Government Plus

   01/01/2002 to 12/31/2002                                                  --         $10.19              22,148
   01/01/2003 to 12/31/2003                                              $10.19         $ 9.75             291,892
   01/01/2004 to 12/31/2004                                              $ 9.75         $10.34             372,142
   01/01/2005 to 12/31/2005                                              $10.34         $11.06             849,751
   01/01/2006 to 12/31/2006                                              $11.06         $10.36             308,497
   01/01/2007 to 12/31/2007                                              $10.36         $11.19           1,278,383
   01/01/2008 to 12/31/2008                                              $11.19         $16.43             392,156

ProFund VP Rising Rates Opportunity

   01/01/2002 to 12/31/2002                                                  --         $ 9.69               9,028
   01/01/2003 to 12/31/2003                                              $ 9.69         $ 9.12             445,486
   01/01/2004 to 12/31/2004                                              $ 9.12         $ 7.97           2,060,525
   01/01/2005 to 12/31/2005                                              $ 7.97         $ 7.20           1,537,480
   01/01/2006 to 12/31/2006                                              $ 7.20         $ 7.78           1,436,150
   01/01/2007 to 12/31/2007                                              $ 7.78         $ 7.24             931,257
   01/01/2008 to 12/31/2008                                              $ 7.24         $ 4.40             388,912

ACCESS VP High Yield Fund

   05/02/2005* to 12/31/2005                                             $10.00         $10.55                   0
   01/01/2006 to 12/31/2006                                              $10.55         $11.34              40,028
   01/01/2007 to 12/31/2007                                              $11.34         $11.70               9,274
   01/01/2008 to 12/31/2008                                              $11.70         $10.94              15,650

First Trust Target Focus Four Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.17                 467
   01/01/2004 to 12/31/2004                                              $13.17         $14.39                  28
   01/01/2005 to 12/31/2005                                              $14.39         $14.20                   0
   01/01/2006 to 12/31/2006                                              $14.20         $14.49                   0
   01/01/2007 to 12/31/2007                                              $14.49         $15.02             275,455
   01/01/2008 to 12/31/2008                                              $15.02         $ 8.28              20,228

Global Dividend Target 15
   formerly, First Trust Global Dividend Target 15

   01/01/2004 to 12/31/2004                                                  --         $11.83             303,452
   01/01/2005 to 12/31/2005                                              $11.83         $12.78             556,109
   01/01/2006 to 12/31/2006                                              $12.78         $17.36           1,821,678
   01/01/2007 to 12/31/2007                                              $17.36         $19.30           2,474,002
   01/01/2008 to 12/31/2008                                              $19.30         $10.84             182,104

Target Managed VIP Portfolio
   formerly, First Trust Managed VIP

   01/01/2004 to 12/31/2004                                                  --         $11.30           1,562,079
   01/01/2005 to 12/31/2005                                              $11.30         $11.89           3,682,820
   01/01/2006 to 12/31/2006                                              $11.89         $13.01           4,195,075
   01/01/2007 to 12/31/2007                                              $13.01         $13.97           3,797,495
   01/01/2008 to 12/31/2008                                              $13.97         $ 7.56             269,116

NASDAQ Target 15 Portfolio
   formerly, First Trust NASDAQ Target 15

   01/01/2004 to 12/31/2004                                                  --         $10.64               1,635
   01/01/2005 to 12/31/2005                                              $10.64         $10.78                   0
   01/01/2006 to 12/31/2006                                              $10.78         $11.52                   0
   01/01/2007 to 12/31/2007                                              $11.52         $13.75                  72
   01/01/2008 to 12/31/2008                                              $13.75         $ 6.63                  71

S&P Target 24 Portfolio
   formerly, First Trust S&P Target 24

   01/01/2004 to 12/31/2004                                                  --         $10.73             152,355
   01/01/2005 to 12/31/2005                                              $10.73         $10.96             239,581
   01/01/2006 to 12/31/2006                                              $10.96         $11.06             310,269
   01/01/2007 to 12/31/2007                                              $11.06         $11.31             358,182
   01/01/2008 to 12/31/2008                                              $11.31         $ 8.00              71,292

The DOW DART 10 Portfolio
   formerly, First Trust Dow Target 10

   01/01/2004 to 12/31/2004                                                  --         $10.46             160,820
   01/01/2005 to 12/31/2005                                              $10.46         $ 9.93             229,011
   01/01/2006 to 12/31/2006                                              $ 9.93         $12.24             513,220
   01/01/2007 to 12/31/2007                                              $12.24         $12.08             256,400
   01/01/2008 to 12/31/2008                                              $12.08         $ 8.48              47,569

The DOW Target Dividend Portfolio
   formerly, First Trust Dow Target Dividend

   05/02/2005* to 12/31/2005                                             $10.00         $ 9.74           1,422,655
   01/01/2006 to 12/31/2006                                              $ 9.74         $11.29           2,501,117
   01/01/2007 to 12/31/2007                                              $11.29         $11.20           2,253,439
   01/01/2008 to 12/31/2008                                              $11.20         $ 6.53             187,722

Value Line Target 25 Portfolio
   formerly, First Trust Value Line Target 25

   01/01/2004 to 12/31/2004                                                  --         $12.57               4,909
   01/01/2005 to 12/31/2005                                              $12.57         $14.76              21,797
   01/01/2006 to 12/31/2006                                              $14.76         $14.90              19,454
   01/01/2007 to 12/31/2007                                              $14.90         $17.27              20,293
   01/01/2008 to 12/31/2008                                              $17.27         $ 7.65                   0

ProFund VP Large-Cap Growth

   01/01/2004 to 12/31/2004                                                  --         $10.37              18,860
   01/01/2005 to 12/31/2005                                              $10.37         $10.27             908,197
   01/01/2006 to 12/31/2006                                              $10.27         $10.99             613,182
   01/01/2007 to 12/31/2007                                              $10.99         $11.53           1,390,699
   01/01/2008 to 12/31/2008                                              $11.53         $ 7.29             168,468

ProFund VP Large-Cap Value

   01/01/2004 to 12/31/2004                                                  --         $10.36              36,170
   01/01/2005 to 12/31/2005                                              $10.36         $10.48           1,039,137
   01/01/2006 to 12/31/2006                                              $10.48         $12.20           1,693,382
   01/01/2007 to 12/31/2007                                              $12.20         $11.98             675,679
   01/01/2008 to 12/31/2008                                              $11.98         $ 7.00             152,477

ProFund VP Short Mid-Cap

   01/01/2005 to 12/31/2005                                              $ 9.70         $ 8.61                   0
   01/01/2006 to 12/31/2006                                              $ 8.61         $ 8.14                   0
   01/01/2007 to 12/31/2007                                              $ 8.14         $ 7.76                   0
   01/01/2008 to 12/31/2008                                              $ 7.76         $10.03               3,551

ProFund VP Short Small-Cap

   01/01/2004 to 12/31/2004                                                  --         $ 9.54                   0
   01/01/2005 to 12/31/2005                                              $ 9.54         $ 9.08               6,434
   01/01/2006 to 12/31/2006                                              $ 9.08         $ 7.86              14,134
   01/01/2007 to 12/31/2007                                              $ 7.86         $ 8.06               5,100
   01/01/2008 to 12/31/2008                                              $ 8.06         $ 9.81                 873

Prudential SP International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.53             172,859
   01/01/2005 to 12/31/2005                                              $10.53         $12.02             394,681
   01/01/2006 to 12/31/2006                                              $12.02         $14.27             427,444
   01/01/2007 to 12/31/2007                                              $14.27         $16.74             427,136
   01/01/2008 to 12/31/2008                                              $16.74         $ 8.16              57,977

AST Aggressive Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.00           1,049,203
   01/01/2006 to 12/31/2006                                              $10.00         $11.34          12,971,753
   01/01/2007 to 12/31/2007                                              $11.34         $12.19          18,793,439
   01/01/2008 to 12/31/2008                                              $12.19         $ 6.90           1,351,329

AST Capital Growth Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.01           4,889,286
   01/01/2006 to 12/31/2006                                              $10.01         $11.16          49,970,238
   01/01/2007 to 12/31/2007                                              $11.16         $12.01          67,852,631
   01/01/2008 to 12/31/2008                                              $12.01         $ 7.66           5,862,125

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

      12/05/2005* to 12/31/2005                                             $10.00         $10.02           3,947,078
      01/01/2006 to 12/31/2006                                              $10.02         $10.98          39,113,352
      01/01/2007 to 12/31/2007                                              $10.98         $11.76          51,904,819
      01/01/2008 to 12/31/2008                                              $11.76         $ 7.87           5,964,367

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.03             848,018
   01/01/2006 to 12/31/2006                                              $10.03         $10.87           8,676,554
   01/01/2007 to 12/31/2007                                              $10.87         $11.63          15,085,032
   01/01/2008 to 12/31/2008                                              $11.63         $ 8.14           2,928,413

AST Preservation Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.04             185,386
   01/01/2006 to 12/31/2006                                              $10.04         $10.63           4,511,598
   01/01/2007 to 12/31/2007                                              $10.63         $11.33           6,663,413
   01/01/2008 to 12/31/2008                                              $11.33         $ 8.95           3,907,838

AST Advanced Strategies Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.64           5,875,082
   01/01/2007 to 12/31/2007                                              $10.64         $11.43          11,414,410
   01/01/2008 to 12/31/2008                                              $11.43         $ 7.87           2,263,776

AST First Trust Balanced Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.56           4,290,735
   01/01/2007 to 12/31/2007                                              $10.56         $11.24          10,546,291
   01/01/2008 to 12/31/2008                                              $11.24         $ 7.23           1,873,344

AST First Trust Capital Appreciation Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.46           4,431,545
   01/01/2007 to 12/31/2007                                              $10.46         $11.43          11,110,354
   01/01/2008 to 12/31/2008                                              $11.43         $ 6.65           2,024,904

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $11.50             225,659
   01/01/2008 to 12/31/2008                                              $11.50         $ 7.31             196,472

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.04             236,496
   01/01/2008 to 12/31/2008                                              $10.04         $ 7.13             555,997

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.19              31,179
   01/01/2008 to 12/31/2008                                              $10.19         $ 6.92             227,790

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.17              45,831
   01/01/2008 to 12/31/2008                                              $10.17         $ 7.56             423,008

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.00              29,652
   01/01/2008 to 12/31/2008                                              $10.00         $ 7.14             352,019

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.98             237,870
   01/01/2008 to 12/31/2008                                              $ 9.98         $ 9.28             494,638

AST Investment Grade Bond Portfolio

   01/28/2008* to 12/31/2008                                             $10.00         $10.71          14,181,642

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.18         $ 6.11              13,259

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.57              13,090

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.46             132,356

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08         $ 6.63             896,856



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB or HD GRO (2.00%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD    AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.74              17,098
   01/01/2004 to 12/31/2004                                              $12.74         $14.62             217,166
   01/01/2005 to 12/31/2005                                              $14.62         $15.90             411,851
   01/01/2006 to 12/31/2006                                              $15.90         $19.14             412,527
   01/01/2007 to 12/31/2007                                              $19.14         $20.53             452,611
   01/01/2008 to 12/31/2008                                              $20.53         $11.79             450,183

AST International Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.34             103,740
   01/01/2004 to 12/31/2004                                              $13.34         $15.18           1,821,923
   01/01/2005 to 12/31/2005                                              $15.18         $17.34           2,117,271
   01/01/2006 to 12/31/2006                                              $17.34         $20.56           1,505,204
   01/01/2007 to 12/31/2007                                              $20.56         $23.99           1,246,698
   01/01/2008 to 12/31/2008                                              $23.99         $11.70           1,091,501

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.85               5,504
   01/01/2004 to 12/31/2004                                              $12.85         $15.24              69,494
   01/01/2005 to 12/31/2005                                              $15.24         $16.98             151,572
   01/01/2006 to 12/31/2006                                              $16.98         $21.21             275,388
   01/01/2007 to 12/31/2007                                              $21.21         $24.49             415,333
   01/01/2008 to 12/31/2008                                              $24.49         $13.44             281,138

AST MFS Global Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.29               4,306
   01/01/2004 to 12/31/2004                                              $12.29         $14.26              98,046
   01/01/2005 to 12/31/2005                                              $14.26         $15.04             185,240
   01/01/2006 to 12/31/2006                                              $15.04         $18.32             190,286
   01/01/2007 to 12/31/2007                                              $18.32         $19.64             145,391
   01/01/2008 to 12/31/2008                                              $19.64         $12.70             144,404

AST Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.49               9,676
   01/01/2004 to 12/31/2004                                              $13.49         $12.30             113,913
   01/01/2005 to 12/31/2005                                              $12.30         $12.23             105,281
   01/01/2006 to 12/31/2006                                              $12.23         $13.50             116,763
   01/01/2007 to 12/31/2007                                              $13.50         $14.18             168,599
   01/01/2008 to 12/31/2008                                              $14.18         $ 9.03             254,074

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $14.05               1,850
   01/01/2004 to 12/31/2004                                              $14.05         $15.07              56,414
   01/01/2005 to 12/31/2005                                              $15.07         $14.82              76,370
   01/01/2006 to 12/31/2006                                              $14.82         $15.65              81,269
   01/01/2007 to 12/31/2007                                              $15.65         $18.20             105,233
   01/01/2008 to 12/31/2008                                              $18.20         $10.25              51,866

AST Federated Aggressive Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $16.38              37,078
   01/01/2004 to 12/31/2004                                              $16.38         $19.75             562,771
   01/01/2005 to 12/31/2005                                              $19.75         $21.18             675,625
   01/01/2006 to 12/31/2006                                              $21.18         $23.44             555,919
   01/01/2007 to 12/31/2007                                              $23.44         $25.55             471,679
   01/01/2008 to 12/31/2008                                              $25.55         $14.00             419,386

AST Goldman Sachs Small-Cap Value Portfolio

   01/01/2005 to 12/31/2005                                              $16.43         $16.91                   0
   01/01/2006 to 12/31/2006                                              $16.91         $19.43                   0
   01/01/2007 to 12/31/2007                                              $19.43         $18.06                   0
   01/01/2008 to 12/31/2008                                              $18.06         $12.99              37,725

AST Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.41             100,155
   01/01/2004 to 12/31/2004                                              $13.41         $15.31           1,007,926
   01/01/2005 to 12/31/2005                                              $15.31         $16.00           1,367,353
   01/01/2006 to 12/31/2006                                              $16.00         $18.82           1,007,185
   01/01/2007 to 12/31/2007                                              $18.82         $17.41             986,053
   01/01/2008 to 12/31/2008                                              $17.41         $11.99             987,703

AST DeAm Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $14.17              10,756
   01/01/2004 to 12/31/2004                                              $14.17         $16.96             236,402
   01/01/2005 to 12/31/2005                                              $16.96         $16.82             245,003
   01/01/2006 to 12/31/2006                                              $16.82         $19.77             203,936
   01/01/2007 to 12/31/2007                                              $19.77         $15.93             230,960
   01/01/2008 to 07/18/2008                                              $15.93         $14.57                   0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.73              37,400
   01/01/2004 to 12/31/2004                                              $12.73         $14.52             516,261
   01/01/2005 to 12/31/2005                                              $14.52         $14.91             701,854
   01/01/2006 to 12/31/2006                                              $14.91         $15.53             516,950
   01/01/2007 to 12/31/2007                                              $15.53         $18.16             440,329
   01/01/2008 to 12/31/2008                                              $18.16         $10.54             395,201

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.17              16,702
   01/01/2004 to 12/31/2004                                              $12.17         $13.84             153,923
   01/01/2005 to 12/31/2005                                              $13.84         $15.40             330,873
   01/01/2006 to 12/31/2006                                              $15.40         $17.21             308,969
   01/01/2007 to 12/31/2007                                              $17.21         $20.61             409,243
   01/01/2008 to 12/31/2008                                              $20.61         $11.47             217,294

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.33              87,253
   01/01/2004 to 12/31/2004                                              $13.33         $16.04             937,314
   01/01/2005 to 12/31/2005                                              $16.04         $17.62           1,232,726
   01/01/2006 to 12/31/2006                                              $17.62         $19.12             959,021
   01/01/2007 to 12/31/2007                                              $19.12         $19.33             859,161
   01/01/2008 to 12/31/2008                                              $19.33         $10.94             649,182

AST Alger All-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.43              10,356
   01/01/2004 to 12/31/2004                                              $12.43         $13.22             119,566
   01/01/2005 to 12/02/2005                                              $13.22         $15.12                   0

AST Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.37              12,627
   01/01/2004 to 12/31/2004                                              $13.37         $15.11             116,474
   01/01/2005 to 12/31/2005                                              $15.11         $15.61             156,240
   01/01/2006 to 12/31/2006                                              $15.61         $17.48             128,923
   01/01/2007 to 12/31/2007                                              $17.48         $17.60             135,453
   01/01/2008 to 12/31/2008                                              $17.60         $10.67             157,691

AST T. Rowe Price Natural Resources Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.66              24,634
   01/01/2004 to 12/31/2004                                              $13.66         $17.56             172,186
   01/01/2005 to 12/31/2005                                              $17.56         $22.61             291,123
   01/01/2006 to 12/31/2006                                              $22.61         $25.68             307,012
   01/01/2007 to 12/31/2007                                              $25.68         $35.36             389,732
   01/01/2008 to 12/31/2008                                              $35.36         $17.33             300,040

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.32               2,206
   01/01/2004 to 12/31/2004                                              $11.32         $11.73              84,417
   01/01/2005 to 12/31/2005                                              $11.73         $13.39             179,577
   01/01/2006 to 12/31/2006                                              $13.39         $13.86             424,274
   01/01/2007 to 12/31/2007                                              $13.86         $14.70             670,101
   01/01/2008 to 12/31/2008                                              $14.70         $ 8.56             829,518

AST MFS Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.40              18,900
   01/01/2004 to 12/31/2004                                              $11.40         $12.37             304,760
   01/01/2005 to 12/31/2005                                              $12.37         $12.89             553,234
   01/01/2006 to 12/31/2006                                              $12.89         $13.85             418,858
   01/01/2007 to 12/31/2007                                              $13.85         $15.62             401,782
   01/01/2008 to 12/31/2008                                              $15.62         $ 9.75             381,401

AST Marsico Capital Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.28             215,988
   01/01/2004 to 12/31/2004                                              $12.28         $13.92           3,136,818
   01/01/2005 to 12/31/2005                                              $13.92         $14.58           4,378,768
   01/01/2006 to 12/31/2006                                              $14.58         $15.32           3,475,065
   01/01/2007 to 12/31/2007                                              $15.32         $17.26           3,049,331
   01/01/2008 to 12/31/2008                                              $17.26         $ 9.53           2,645,237

AST Goldman Sachs Concentrated Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.61              17,452
   01/01/2004 to 12/31/2004                                              $11.61         $11.80             122,739
   01/01/2005 to 12/31/2005                                              $11.80         $11.95             143,016
   01/01/2006 to 12/31/2006                                              $11.95         $12.88             143,727
   01/01/2007 to 12/31/2007                                              $12.88         $14.39             168,462
   01/01/2008 to 12/31/2008                                              $14.39         $ 8.42             212,472

AST DeAm Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.38               9,674
   01/01/2004 to 12/31/2004                                              $12.38         $14.33             175,087
   01/01/2005 to 12/31/2005                                              $14.33         $15.36             278,563
   01/01/2006 to 12/31/2006                                              $15.36         $18.32             539,030
   01/01/2007 to 12/31/2007                                              $18.32         $18.16             417,115
   01/01/2008 to 12/31/2008                                              $18.16         $11.16             374,851

AST AllianceBernstein Growth + Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.09               5,118
   01/01/2004 to 12/31/2004                                              $12.09         $13.05              72,365
   01/01/2005 to 12/02/2005                                              $13.05         $14.38                   0

AST AllianceBernstein Core Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.67              11,518
   01/01/2004 to 12/31/2004                                              $12.67         $14.15             220,419
   01/01/2005 to 12/31/2005                                              $14.15         $14.63             256,526
   01/01/2006 to 12/31/2006                                              $14.63         $17.40             446,357
   01/01/2007 to 12/31/2007                                              $17.40         $16.44             422,432
   01/01/2008 to 12/31/2008                                              $16.44         $ 9.36             354,139

AST Cohen & Steers Realty Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.91              13,615
   01/01/2004 to 12/31/2004                                              $13.91         $18.80             184,027
   01/01/2005 to 12/31/2005                                              $18.80         $21.16             199,018
   01/01/2006 to 12/31/2006                                              $21.16         $28.35             318,743
   01/01/2007 to 12/31/2007                                              $28.35         $22.24             246,476
   01/01/2008 to 12/31/2008                                              $22.24         $14.16             171,371

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.24              16,957
   01/01/2004 to 12/31/2004                                              $12.24         $13.19             389,368
   01/01/2005 to 12/31/2005                                              $13.19         $13.38             463,128
   01/01/2006 to 12/31/2006                                              $13.38         $14.77             411,412
   01/01/2007 to 12/31/2007                                              $14.77         $14.78             293,752
   01/01/2008 to 12/31/2008                                              $14.78         $ 8.87             222,347

AST American Century Income & Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.48               2,386
   01/01/2004 to 12/31/2004                                              $12.48         $13.77             198,789
   01/01/2005 to 12/31/2005                                              $13.77         $14.12             238,150
   01/01/2006 to 12/31/2006                                              $14.12         $16.18             278,461
   01/01/2007 to 12/31/2007                                              $16.18         $15.83             367,074
   01/01/2008 to 12/31/2008                                              $15.83         $10.13             432,558

AST AllianceBernstein Growth & Income Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.76             187,011
   01/01/2004 to 12/31/2004                                              $12.76         $13.88           2,899,917
   01/01/2005 to 12/31/2005                                              $13.88         $14.25           4,265,751
   01/01/2006 to 12/31/2006                                              $14.25         $16.38           2,911,174
   01/01/2007 to 12/31/2007                                              $16.38         $16.87           2,485,922
   01/01/2008 to 12/31/2008                                              $16.87         $ 9.81           2,137,291

AST Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.63              21,961
   01/01/2004 to 12/31/2004                                              $11.63         $13.16             173,888
   01/01/2005 to 12/31/2005                                              $13.16         $13.73             405,886
   01/01/2006 to 12/31/2006                                              $13.73         $15.94             464,393
   01/01/2007 to 12/31/2007                                              $15.94         $15.16             520,419
   01/01/2008 to 12/31/2008                                              $15.16         $ 8.69             546,388

AST UBS Dynamic Alpha Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.64                 483
   01/01/2004 to 12/31/2004                                              $11.64         $12.67              35,622
   01/01/2005 to 12/31/2005                                              $12.67         $13.28              96,396
   01/01/2006 to 12/31/2006                                              $13.28         $14.46             103,991
   01/01/2007 to 12/31/2007                                              $14.46         $14.45             457,631
   01/01/2008 to 12/31/2008                                              $14.45         $11.66           2,616,044

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.61              18,977
   01/01/2004 to 12/31/2004                                              $11.61         $12.40             175,763
   01/01/2005 to 12/31/2005                                              $12.40         $12.71             219,955
   01/01/2006 to 12/31/2006                                              $12.71         $13.66             187,318
   01/01/2007 to 12/31/2007                                              $13.66         $14.58             170,010
   01/01/2008 to 12/31/2008                                              $14.58         $ 9.98             451,062

AST T. Rowe Price Asset Allocation Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.11              27,414
   01/01/2004 to 12/31/2004                                              $12.11         $13.19             349,177
   01/01/2005 to 12/31/2005                                              $13.19         $13.53             401,044
   01/01/2006 to 12/31/2006                                              $13.53         $14.92             549,051
   01/01/2007 to 12/31/2007                                              $14.92         $15.54           1,003,846
   01/01/2008 to 12/31/2008                                              $15.54         $11.28           1,693,347

AST T. Rowe Price Global Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.40              24,361
   01/01/2004 to 12/31/2004                                              $11.40         $12.14             712,411
   01/01/2005 to 12/31/2005                                              $12.14         $11.37           1,035,774
   01/01/2006 to 12/31/2006                                              $11.37         $11.84             798,214
   01/01/2007 to 12/31/2007                                              $11.84         $12.72             851,066
   01/01/2008 to 12/31/2008                                              $12.72         $12.16             694,965

AST High Yield Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.23              27,535
   01/01/2004 to 12/31/2004                                              $12.23         $13.31             426,333
   01/01/2005 to 12/31/2005                                              $13.31         $13.19             582,998
   01/01/2006 to 12/31/2006                                              $13.19         $14.27             694,301
   01/01/2007 to 12/31/2007                                              $14.27         $14.33             558,873
   01/01/2008 to 12/31/2008                                              $14.33         $10.45             484,068

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.90              42,593
   01/01/2004 to 12/31/2004                                              $11.90         $12.53             904,128
   01/01/2005 to 12/31/2005                                              $12.53         $12.42           1,672,137
   01/01/2006 to 12/31/2006                                              $12.42         $13.37           1,365,237
   01/01/2007 to 12/31/2007                                              $13.37         $13.90           1,124,709
   01/01/2008 to 12/31/2008                                              $13.90         $10.45             916,727

AST PIMCO Total Return Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.49             378,676
   01/01/2004 to 12/31/2004                                              $10.49         $10.79           3,495,678
   01/01/2005 to 12/31/2005                                              $10.79         $10.84           2,236,621
   01/01/2006 to 12/31/2006                                              $10.84         $11.02           2,081,850
   01/01/2007 to 12/31/2007                                              $11.02         $11.70           2,256,466
   01/01/2008 to 12/31/2008                                              $11.70         $11.21           2,546,124

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.21              36,640
   01/01/2004 to 12/31/2004                                              $10.21         $10.21           2,764,809
   01/01/2005 to 12/31/2005                                              $10.21         $10.17           4,545,782
   01/01/2006 to 12/31/2006                                              $10.17         $10.35           3,593,391
   01/01/2007 to 12/31/2007                                              $10.35         $10.83           3,257,914
   01/01/2008 to 12/31/2008                                              $10.83         $10.73           3,023,480

AST Money Market Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.85              81,304
   01/01/2004 to 12/31/2004                                              $ 9.85         $ 9.73           1,312,018
   01/01/2005 to 12/31/2005                                              $ 9.73         $ 9.80           2,581,452
   01/01/2006 to 12/31/2006                                              $ 9.80         $10.04           1,916,776
   01/01/2007 to 12/31/2007                                              $10.04         $10.33           4,181,059
   01/01/2008 to 12/31/2008                                              $10.33         $10.37          11,771,343

Gartmore NVIT Developing Markets

   01/01/2003 to 12/31/2003                                                  --         $15.54              12,503
   01/01/2004 to 12/31/2004                                              $15.54         $18.25             161,653
   01/01/2005 to 12/31/2005                                              $18.25         $23.52             224,533
   01/01/2006 to 12/31/2006                                              $23.52         $31.02             274,947
   01/01/2007 to 12/31/2007                                              $31.02         $43.62             484,276
   01/01/2008 to 12/31/2008                                              $43.62         $18.01             186,988

Wells Fargo Advantage VT Equity Income

   01/01/2003 to 12/31/2003                                                  --         $12.25               5,900
   01/01/2004 to 12/31/2004                                              $12.25         $13.33              39,530
   01/01/2005 to 12/31/2005                                              $13.33         $13.77              39,457
   01/01/2006 to 12/31/2006                                              $13.77         $16.00              77,725
   01/01/2007 to 12/31/2007                                              $16.00         $16.11              40,360
   01/01/2008 to 12/31/2008                                              $16.11         $10.03              40,019

AIM V.I. Dynamics Fund

   01/01/2003 to 12/31/2003                                                  --         $13.11               4,848
   01/01/2004 to 12/31/2004                                              $13.11         $14.56              61,543
   01/01/2005 to 12/31/2005                                              $14.56         $15.80              54,814
   01/01/2006 to 12/31/2006                                              $15.80         $17.98              59,124
   01/01/2007 to 12/31/2007                                              $17.98         $19.76              54,429
   01/01/2008 to 12/31/2008                                              $19.76         $10.05              37,387

AIM V.I. Technology Fund

   06/30/2008* to 12/31/2008                                             $ 9.92         $ 6.21                   0

AIM V.I. Global Health Care

   01/01/2003 to 12/31/2003                                                  --         $11.91               2,077
   01/01/2004 to 12/31/2004                                              $11.91         $12.56              87,037
   01/01/2005 to 12/31/2005                                              $12.56         $13.31             122,355
   01/01/2006 to 12/31/2006                                              $13.31         $13.73             130,283
   01/01/2007 to 12/31/2007                                              $13.73         $15.05             108,427
   01/01/2008 to 12/31/2008                                              $15.05         $10.52             187,213

AIM V.I. Financial Services Fund

   01/01/2003 to 12/31/2003                                                  --         $12.60              20,268
   01/01/2004 to 12/31/2004                                              $12.60         $13.42              67,581
   01/01/2005 to 12/31/2005                                              $13.42         $13.92             170,808
   01/01/2006 to 12/31/2006                                              $13.92         $15.89              91,327
   01/01/2007 to 12/31/2007                                              $15.89         $12.11              50,770
   01/01/2008 to 12/31/2008                                              $12.11         $ 4.81              50,279

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                                  --         $10.45                 827
   01/01/2004 to 12/31/2004                                              $10.45         $12.21              32,858
   01/01/2005 to 12/31/2005                                              $12.21         $13.88             164,045
   01/01/2006 to 12/31/2006                                              $13.88         $16.75             160,932
   01/01/2007 to 12/31/2007                                              $16.75         $18.88             219,534
   01/01/2008 to 12/31/2008                                              $18.88         $10.82             146,290

Evergreen VA Special Equity Fund

   01/01/2003 to 12/31/2003                                                  --         $14.67               3,620
   01/01/2004 to 12/31/2004                                              $14.67         $15.22              46,748
   01/01/2005 to 04/15/2005                                              $15.22         $13.54                   0

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                                  --         $13.19                 283
   01/01/2004 to 12/31/2004                                              $13.19         $13.86              31,153
   01/01/2005 to 12/31/2005                                              $13.86         $14.10              31,596
   01/01/2006 to 12/31/2006                                              $14.10         $14.65              15,185
   01/01/2007 to 12/31/2007                                              $14.65         $16.08              15,093
   01/01/2008 to 12/31/2008                                              $16.08         $11.47              26,469

Evergreen VA Growth Fund

   04/15/2005* to 12/31/2005                                             $ 9.82         $11.41             120,154
   01/01/2006 to 12/31/2006                                              $11.41         $12.42              49,463
   01/01/2007 to 12/31/2007                                              $12.42         $13.51              80,806
   01/01/2008 to 12/31/2008                                              $13.51         $ 7.79              35,683

ProFund VP Europe 30

   01/01/2003 to 12/31/2003                                                  --         $13.18              13,365
   01/01/2004 to 12/31/2004                                              $13.18         $14.77              99,557
   01/01/2005 to 12/31/2005                                              $14.77         $15.65             374,171
   01/01/2006 to 12/31/2006                                              $15.65         $18.02             508,415
   01/01/2007 to 12/31/2007                                              $18.02         $20.23             151,796
   01/01/2008 to 12/31/2008                                              $20.23         $11.10              48,150

ProFund VP Asia 30

   01/01/2003 to 12/31/2003                                                  --         $15.94              10,432
   01/01/2004 to 12/31/2004                                              $15.94         $15.54              74,988
   01/01/2005 to 12/31/2005                                              $15.54         $18.20              98,832
   01/01/2006 to 12/31/2006                                              $18.20         $24.84             227,691
   01/01/2007 to 12/31/2007                                              $24.84         $35.97             247,412
   01/01/2008 to 12/31/2008                                              $35.97         $17.33              77,238

ProFund VP Japan

   01/01/2003 to 12/31/2003                                                  --         $12.69               1,883
   01/01/2004 to 12/31/2004                                              $12.69         $13.38              35,968
   01/01/2005 to 12/31/2005                                              $13.38         $18.59             107,391
   01/01/2006 to 12/31/2006                                              $18.59         $20.19              63,570
   01/01/2007 to 12/31/2007                                              $20.19         $17.80              23,531
   01/01/2008 to 12/31/2008                                              $17.80         $10.32              23,071

ProFund VP Banks

   01/01/2004 to 12/31/2004                                                  --         $14.07               8,847
   01/01/2005 to 12/31/2005                                              $14.07         $13.77               7,375
   01/01/2006 to 12/31/2006                                              $13.77         $15.58              11,704
   01/01/2007 to 12/31/2007                                              $15.58         $11.10               8,235
   01/01/2008 to 12/31/2008                                              $11.10         $ 5.77             117,037

ProFund VP Basic Materials

   01/01/2003 to 12/31/2003                                                  --         $13.33               8,054
   01/01/2004 to 12/31/2004                                              $13.33         $14.40              23,555
   01/01/2005 to 12/31/2005                                              $14.40         $14.46              45,735
   01/01/2006 to 12/31/2006                                              $14.46         $16.36              43,606
   01/01/2007 to 12/31/2007                                              $16.36         $20.96              85,213
   01/01/2008 to 12/31/2008                                              $20.96         $ 9.98              63,959

ProFund VP Consumer Services

   01/01/2004 to 12/31/2004                                                  --         $12.28              17,197
   01/01/2005 to 12/31/2005                                              $12.28         $11.47               8,192
   01/01/2006 to 12/31/2006                                              $11.47         $12.59              12,510
   01/01/2007 to 12/31/2007                                              $12.59         $11.32              10,149
   01/01/2008 to 12/31/2008                                              $11.32         $ 7.61               9,553

ProFund VP Consumer Goods Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.49                 954
   01/01/2004 to 12/31/2004                                              $11.49         $12.31               8,437
   01/01/2005 to 12/31/2005                                              $12.31         $12.02               9,786
   01/01/2006 to 12/31/2006                                              $12.02         $13.26              26,778
   01/01/2007 to 12/31/2007                                              $13.26         $13.98             131,891
   01/01/2008 to 12/31/2008                                              $13.98         $10.04              22,103

ProFund VP Oil & Gas

   01/01/2003 to 12/31/2003                                                  --         $12.12               4,007
   01/01/2004 to 12/31/2004                                              $12.12         $15.37              58,804
   01/01/2005 to 12/31/2005                                              $15.37         $19.77             137,221
   01/01/2006 to 12/31/2006                                              $19.77         $23.38             112,400
   01/01/2007 to 12/31/2007                                              $23.38         $30.35             124,434
   01/01/2008 to 12/31/2008                                              $30.35         $18.75              98,316

ProFund VP Financials

   01/01/2003 to 12/31/2003                                                  --         $12.44               1,060
   01/01/2004 to 12/31/2004                                              $12.44         $13.45              17,749
   01/01/2005 to 12/31/2005                                              $13.45         $13.71              36,201
   01/01/2006 to 12/31/2006                                              $13.71         $15.76              57,563
   01/01/2007 to 12/31/2007                                              $15.76         $12.49              47,802
   01/01/2008 to 12/31/2008                                              $12.49         $ 6.06              83,367

ProFund VP Health Care

   01/01/2003 to 12/31/2003                                                  --         $11.04               1,969
   01/01/2004 to 12/31/2004                                              $11.04         $11.07               8,570
   01/01/2005 to 12/31/2005                                              $11.07         $11.50              64,175
   01/01/2006 to 12/31/2006                                              $11.50         $11.87              65,217
   01/01/2007 to 12/31/2007                                              $11.87         $12.39             165,073
   01/01/2008 to 12/31/2008                                              $12.39         $ 9.20              69,403

ProFund VP Industrials

   01/01/2004 to 12/31/2004                                                  --         $14.24               4,426
   01/01/2005 to 12/31/2005                                              $14.24         $14.30               6,749
   01/01/2006 to 12/31/2006                                              $14.30         $15.65               2,765
   01/01/2007 to 12/31/2007                                              $15.65         $17.13              48,821
   01/01/2008 to 12/31/2008                                              $17.13         $ 9.99              70,451

ProFund VP Pharmaceuticals

   01/01/2003 to 12/31/2003                                                  --         $ 9.96               2,871
   01/01/2004 to 12/31/2004                                              $ 9.96         $ 8.86              23,137
   01/01/2005 to 12/31/2005                                              $ 8.86         $ 8.35              14,623
   01/01/2006 to 12/31/2006                                              $ 8.35         $ 9.18             131,883
   01/01/2007 to 12/31/2007                                              $ 9.18         $ 9.21              43,535
   01/01/2008 to 12/31/2008                                              $ 9.21         $ 7.26              77,480

ProFund VP Precious Metals

   01/01/2004 to 12/31/2004                                                  --         $13.61              42,627
   01/01/2005 to 12/31/2005                                              $13.61         $16.85             129,262
   01/01/2006 to 12/31/2006                                              $16.85         $17.73             260,007
   01/01/2007 to 12/31/2007                                              $17.73         $21.27             337,030
   01/01/2008 to 12/31/2008                                              $21.27         $14.43             213,223

ProFund VP Real Estate

   01/01/2003 to 12/31/2003                                                  --         $13.31               3,835
   01/01/2004 to 12/31/2004                                              $13.31         $16.60              58,062
   01/01/2005 to 12/31/2005                                              $16.60         $17.36              41,820
   01/01/2006 to 12/31/2006                                              $17.36         $22.55             109,436
   01/01/2007 to 12/31/2007                                              $22.55         $17.76              46,436
   01/01/2008 to 12/31/2008                                              $17.76         $10.22              54,131

ProFund VP Telecommunications

   01/01/2004 to 12/31/2004                                                  --         $11.40               6,379
   01/01/2005 to 12/31/2005                                              $11.40         $10.43              11,185
   01/01/2006 to 12/31/2006                                              $10.43         $13.73              76,146
   01/01/2007 to 12/31/2007                                              $13.73         $14.58              86,034
   01/01/2008 to 12/31/2008                                              $14.58         $ 9.37              44,731

ProFund VP Utilities

   01/01/2003 to 12/31/2003                                                  --         $12.62               8,137
   01/01/2004 to 12/31/2004                                              $12.62         $14.97              57,208
   01/01/2005 to 12/31/2005                                              $14.97         $16.59              65,916
   01/01/2006 to 12/31/2006                                              $16.59         $19.38             160,549
   01/01/2007 to 12/31/2007                                              $19.38         $22.00             259,803
   01/01/2008 to 12/31/2008                                              $22.00         $14.94              72,065

ProFund VP Bull

   01/01/2003 to 12/31/2003                                                  --         $12.00               1,179
   01/01/2004 to 12/31/2004                                              $12.00         $12.79             171,187
   01/01/2005 to 12/31/2005                                              $12.79         $12.88             482,071
   01/01/2006 to 12/31/2006                                              $12.88         $14.35             338,211
   01/01/2007 to 12/31/2007                                              $14.35         $14.56             203,530
   01/01/2008 to 12/31/2008                                              $14.56         $ 8.89             363,733

ProFund VP Bear

   01/01/2004 to 12/31/2004                                                  --         $ 6.58              41,480
   01/01/2005 to 12/31/2005                                              $ 6.58         $ 6.36             481,335
   01/01/2006 to 12/31/2006                                              $ 6.36         $ 5.77             113,831
   01/01/2007 to 12/31/2007                                              $ 5.77         $ 5.68             186,155
   01/01/2008 to 12/31/2008                                              $ 5.68         $ 7.80             301,175

ProFund VP NASDAQ-100

   01/01/2003 to 12/31/2003                                                  --         $13.46               5,378
   01/01/2004 to 12/31/2004                                              $13.46         $14.31             128,923
   01/01/2005 to 12/31/2005                                              $14.31         $14.05             151,639
   01/01/2006 to 12/31/2006                                              $14.05         $14.53              85,525
   01/01/2007 to 12/31/2007                                              $14.53         $16.74             200,264
   01/01/2008 to 12/31/2008                                              $16.74         $ 9.44              61,008

ProFund VP Short NASDAQ-100

   01/01/2004 to 12/31/2004                                                  --         $ 5.58               7,191
   01/01/2005 to 12/31/2005                                              $ 5.58         $ 5.52             144,312
   01/01/2006 to 12/31/2006                                              $ 5.52         $ 5.33             198,868
   01/01/2007 to 12/31/2007                                              $ 5.33         $ 4.62              64,998
   01/01/2008 to 12/31/2008                                              $ 4.62         $ 6.71              12,342

ProFund VP Mid-Cap Value

   01/01/2003 to 12/31/2003                                                  --         $13.39               4,164
   01/01/2004 to 12/31/2004                                              $13.39         $15.21             110,312
   01/01/2005 to 12/31/2005                                              $15.21         $16.23             101,181
   01/01/2006 to 12/31/2006                                              $16.23         $17.86              98,979
   01/01/2007 to 12/31/2007                                              $17.86         $17.67              72,375
   01/01/2008 to 12/31/2008                                              $17.67         $11.03              55,909

ProFund VP Mid-Cap Growth

   01/01/2003 to 12/31/2003                                                  --         $12.31               2,028
   01/01/2004 to 12/31/2004                                              $12.31         $13.39              53,472
   01/01/2005 to 12/31/2005                                              $13.39         $14.60             396,894
   01/01/2006 to 12/31/2006                                              $14.60         $14.88             271,685
   01/01/2007 to 12/31/2007                                              $14.88         $16.29              86,246
   01/01/2008 to 12/31/2008                                              $16.29         $ 9.77              71,315

ProFund VP UltraMid-Cap

   01/01/2003 to 12/31/2003                                                  --         $16.44               3,746
   01/01/2004 to 12/31/2004                                              $16.44         $20.57             101,493
   01/01/2005 to 12/31/2005                                              $20.57         $23.77             132,000
   01/01/2006 to 12/31/2006                                              $23.77         $25.78             158,772
   01/01/2007 to 12/31/2007                                              $25.78         $26.76             114,155
   01/01/2008 to 12/31/2008                                              $26.76         $ 8.53              74,677

ProFund VP Small-Cap Value

   01/01/2003 to 12/31/2003                                                  --         $13.39              24,769
   01/01/2004 to 12/31/2004                                              $13.39         $15.76             163,443
   01/01/2005 to 12/31/2005                                              $15.76         $16.07              79,114
   01/01/2006 to 12/31/2006                                              $16.07         $18.49             107,760
   01/01/2007 to 12/31/2007                                              $18.49         $16.81              41,638
   01/01/2008 to 12/31/2008                                              $16.81         $11.42              69,617

ProFund VP Small-Cap Growth

   01/01/2003 to 12/31/2003                                                  --         $13.04              21,997
   01/01/2004 to 12/31/2004                                              $13.04         $15.31             170,800
   01/01/2005 to 12/31/2005                                              $15.31         $16.13             456,505
   01/01/2006 to 12/31/2006                                              $16.13         $17.18             462,614
   01/01/2007 to 12/31/2007                                              $17.18         $17.52              63,774
   01/01/2008 to 12/31/2008                                              $17.52         $11.32              84,050

ProFund VP U.S. Government Plus

   01/01/2003 to 12/31/2003                                                  --         $ 9.73              14,956
   01/01/2004 to 12/31/2004                                              $ 9.73         $10.32             120,311
   01/01/2005 to 12/31/2005                                              $10.32         $11.03             250,768
   01/01/2006 to 12/31/2006                                              $11.03         $10.31              50,931
   01/01/2007 to 12/31/2007                                              $10.31         $11.13             348,555
   01/01/2008 to 12/31/2008                                              $11.13         $16.33             243,233

ProFund VP Rising Rates Opportunity

   01/01/2003 to 12/31/2003                                                  --         $ 9.11               4,991
   01/01/2004 to 12/31/2004                                              $ 9.11         $ 7.95             333,355
   01/01/2005 to 12/31/2005                                              $ 7.95         $ 7.18             354,906
   01/01/2006 to 12/31/2006                                              $ 7.18         $ 7.75             471,789
   01/01/2007 to 12/31/2007                                              $ 7.75         $ 7.20             160,197
   01/01/2008 to 12/31/2008                                              $ 7.20         $ 4.38             172,958

ACCESS VP High Yield Fund

   05/02/2005* to 12/31/2005                                             $10.00         $10.54                   0
   01/01/2006 to 12/31/2006                                              $10.54         $11.32                   0
   01/01/2007 to 12/31/2007                                              $11.32         $11.66                   0
   01/01/2008 to 12/31/2008                                              $11.66         $10.90                   0

First Trust Target Focus Four Portfolio

   01/28/2008* to 12/31/2008                                             $10.21         $ 6.10              92,210

Global Dividend Target 15
   formerly, First Trust Global Dividend Target 15

   01/01/2004 to 12/31/2004                                                  --         $11.82             108,014
   01/01/2005 to 12/31/2005                                              $11.82         $12.76             179,027
   01/01/2006 to 12/31/2006                                              $12.76         $17.32             390,251
   01/01/2007 to 12/31/2007                                              $17.32         $19.23             383,026
   01/01/2008 to 12/31/2008                                              $19.23         $10.78             201,811

Target Managed VIP Portfolio
   formerly, First Trust Managed VIP

   01/01/2004 to 12/31/2004                                                  --         $11.30           1,057,901
   01/01/2005 to 12/31/2005                                              $11.30         $11.87           2,270,636
   01/01/2006 to 12/31/2006                                              $11.87         $12.98           1,547,684
   01/01/2007 to 12/31/2007                                              $12.98         $13.92             908,064
   01/01/2008 to 12/31/2008                                              $13.92         $ 7.53             576,002

NASDAQ Target 15 Portfolio
   formerly, First Trust NASDAQ Target 15

   06/30/2008* to 12/31/2008                                             $ 9.89         $ 5.96                   0

S&P Target 24 Portfolio
   formerly, First Trust S&P Target 24

   01/01/2004 to 12/31/2004                                                  --         $10.72              38,677
   01/01/2005 to 12/31/2005                                              $10.72         $10.94             100,937
   01/01/2006 to 12/31/2006                                              $10.94         $11.04              93,918
   01/01/2007 to 12/31/2007                                              $11.04         $11.27              68,322
   01/01/2008 to 12/31/2008                                              $11.27         $ 7.96             177,004

The DOW DART 10 Portfolio
   formerly, First Trust Dow Target 10

   01/01/2004 to 12/31/2004                                                  --         $10.46              78,082
   01/01/2005 to 12/31/2005                                              $10.46         $ 9.92             133,119
   01/01/2006 to 12/31/2006                                              $ 9.92         $12.20             182,794
   01/01/2007 to 12/31/2007                                              $12.20         $12.04             183,748
   01/01/2008 to 12/31/2008                                              $12.04         $ 8.43             151,198

The DOW Target Dividend Portfolio
   formerly, First Trust Dow Target Dividend

   05/02/2005* to 12/31/2005                                             $10.00         $ 9.74           1,008,759
   01/01/2006 to 12/31/2006                                              $ 9.74         $11.27             602,702
   01/01/2007 to 12/31/2007                                              $11.27         $11.17             380,133
   01/01/2008 to 12/31/2008                                              $11.17         $ 6.51             179,985

Value Line Target 25 Portfolio
   formerly, First Trust Value Line Target 25

   06/30/2008* to 12/31/2008                                             $ 9.90         $ 4.54                   0

ProFund VP Large-Cap Growth

   01/01/2004 to 12/31/2004                                                  --         $10.37               2,860
   01/01/2005 to 12/31/2005                                              $10.37         $10.26              82,641
   01/01/2006 to 12/31/2006                                              $10.26         $10.96             451,172
   01/01/2007 to 12/31/2007                                              $10.96         $11.49             181,009
   01/01/2008 to 12/31/2008                                              $11.49         $ 7.26             151,967

ProFund VP Large-Cap Value

   01/01/2004 to 12/31/2004                                                  --         $10.36               3,802
   01/01/2005 to 12/31/2005                                              $10.36         $10.46              48,990
   01/01/2006 to 12/31/2006                                              $10.46         $12.17             382,210
   01/01/2007 to 12/31/2007                                              $12.17         $11.94             126,309
   01/01/2008 to 12/31/2008                                              $11.94         $ 6.97             168,643

Prudential SP International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.53              73,031
   01/01/2005 to 12/31/2005                                              $10.53         $12.01              84,098
   01/01/2006 to 12/31/2006                                              $12.01         $14.24             116,491
   01/01/2007 to 12/31/2007                                              $14.24         $16.69             188,920
   01/01/2008 to 12/31/2008                                              $16.69         $ 8.13              25,080

AST Aggressive Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $ 9.99             111,044
   01/01/2006 to 12/31/2006                                              $ 9.99         $11.33             744,811
   01/01/2007 to 12/31/2007                                              $11.33         $12.17             906,776
   01/01/2008 to 12/31/2008                                              $12.17         $ 6.88             954,985

AST Capital Growth Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.00             383,419
   01/01/2006 to 12/31/2006                                              $10.00         $11.15           6,613,267
   01/01/2007 to 12/31/2007                                              $11.15         $11.98           8,926,725
   01/01/2008 to 12/31/2008                                              $11.98         $ 7.64          11,747,755

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.01             312,604
   01/01/2006 to 12/31/2006                                              $10.01         $10.97           5,065,695
   01/01/2007 to 12/31/2007                                              $10.97         $11.74           8,136,541
   01/01/2008 to 12/31/2008                                              $11.74         $ 7.84           9,400,328

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.02             159,724
   01/01/2006 to 12/31/2006                                              $10.02         $10.86           1,685,657
   01/01/2007 to 12/31/2007                                              $10.86         $11.61           2,790,774
   01/01/2008 to 12/31/2008                                              $11.61         $ 8.11           5,528,245

AST Preservation Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.03               5,527
   01/01/2006 to 12/31/2006                                              $10.03         $10.62             632,804
   01/01/2007 to 12/31/2007                                              $10.62         $11.31           1,601,195
   01/01/2008 to 12/31/2008                                              $11.31         $ 8.92           5,838,176

AST Advanced Strategies Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.63           1,290,825
   01/01/2007 to 12/31/2007                                              $10.63         $11.41           2,559,214
   01/01/2008 to 12/31/2008                                              $11.41         $ 7.85           3,903,066

AST First Trust Balanced Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.55           2,113,521
   01/01/2007 to 12/31/2007                                              $10.55         $11.22           2,818,505
   01/01/2008 to 12/31/2008                                              $11.22         $ 7.21           3,325,516

AST First Trust Capital Appreciation Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.45           1,651,620
   01/01/2007 to 12/31/2007                                              $10.45         $11.41           2,784,630
   01/01/2008 to 12/31/2008                                              $11.41         $ 6.63           3,618,245

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $11.50              12,898
   01/01/2008 to 12/31/2008                                              $11.50         $ 7.30             301,763

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.03               9,410
   01/01/2008 to 12/31/2008                                              $10.03         $ 7.12             703,326

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.18                 261
   01/01/2008 to 12/31/2008                                              $10.18         $ 6.92             304,793

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.16              11,680
   01/01/2008 to 12/31/2008                                              $10.16         $ 7.55             790,873

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.00               1,495
   01/01/2008 to 12/31/2008                                              $10.00         $ 7.13             414,672

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.98             207,560
   01/01/2008 to 12/31/2008                                              $ 9.98         $ 9.27             788,143

AST Investment Grade Bond Portfolio

   06/30/2008* to 12/31/2008                                             $10.01         $10.92           1,344,244

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                             $10.00         $11.28          12,905,774

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                             $10.00         $12.01           7,376,393

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                             $10.00         $12.08           5,692,971

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.18         $ 6.10              13,392

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.56             164,951

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.46             143,659

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08         $ 6.63             933,984



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV (2.15%)



                                                                   ACCUMULATION   ACCUMULATION     NUMBER OF
                                                                    UNIT VALUE    UNIT VALUE      ACCUMULATION
                                                                   AT BEGINNING     AT END     UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD     OF PERIOD    AT END OF PERIOD
------------                                                       ------------   ----------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.95               6,047
   01/01/2003 to 12/31/2003                                              $ 9.95       $12.72             141,470
   01/01/2004 to 12/31/2004                                              $12.72       $14.57             284,319
   01/01/2005 to 12/31/2005                                              $14.57       $15.83             560,887
   01/01/2006 to 12/31/2006                                              $15.83       $19.02             843,155
   01/01/2007 to 12/31/2007                                              $19.02       $20.37             924,920
   01/01/2008 to 12/31/2008                                              $20.37       $11.68             239,108

AST International Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.71               5,178
   01/01/2003 to 12/31/2003                                              $ 9.71       $13.32           1,009,679
   01/01/2004 to 12/31/2004                                              $13.32       $15.13           2,722,552
   01/01/2005 to 12/31/2005                                              $15.13       $17.26           3,615,924
   01/01/2006 to 12/31/2006                                              $17.26       $20.43           2,835,178
   01/01/2007 to 12/31/2007                                              $20.43       $23.80           2,518,402
   01/01/2008 to 12/31/2008                                              $23.80       $11.59           1,096,351

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                                  --       $12.82              24,374
   01/01/2004 to 12/31/2004                                              $12.82       $15.19             119,845
   01/01/2005 to 12/31/2005                                              $15.19       $16.90             223,826
   01/01/2006 to 12/31/2006                                              $16.90       $21.08             537,213
   01/01/2007 to 12/31/2007                                              $21.08       $24.30             807,650
   01/01/2008 to 12/31/2008                                              $24.30       $13.31             324,862

AST MFS Global Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --       $12.27              62,490
   01/01/2004 to 12/31/2004                                              $12.27       $14.22             219,580
   01/01/2005 to 12/31/2005                                              $14.22       $14.97             367,056
   01/01/2006 to 12/31/2006                                              $14.97       $18.20             484,278
   01/01/2007 to 12/31/2007                                              $18.20       $19.48             317,673
   01/01/2008 to 12/31/2008                                              $19.48       $12.58             165,007

AST Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.47               6,595
   01/01/2003 to 12/31/2003                                              $ 9.47       $13.46             138,936
   01/01/2004 to 12/31/2004                                              $13.46       $12.26             136,313
   01/01/2005 to 12/31/2005                                              $12.26       $12.18             174,641
   01/01/2006 to 12/31/2006                                              $12.18       $13.42             211,329
   01/01/2007 to 12/31/2007                                              $13.42       $14.07             241,375
   01/01/2008 to 12/31/2008                                              $14.07       $ 8.95             135,744

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.71               1,728
   01/01/2003 to 12/31/2003                                              $ 9.71       $14.02              89,708
   01/01/2004 to 12/31/2004                                              $14.02       $15.02             192,105
   01/01/2005 to 12/31/2005                                              $15.02       $14.75             154,506
   01/01/2006 to 12/31/2006                                              $14.75       $15.55             141,498
   01/01/2007 to 12/31/2007                                              $15.55       $18.06             150,199
   01/01/2008 to 12/31/2008                                              $18.06       $10.16              53,502

AST Federated Aggressive Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.86               4,107
   01/01/2003 to 12/31/2003                                              $ 9.86       $16.35             362,906
   01/01/2004 to 12/31/2004                                              $16.35       $19.69             808,007
   01/01/2005 to 12/31/2005                                              $19.69       $21.08           1,270,136
   01/01/2006 to 12/31/2006                                              $21.08       $23.30           1,083,684
   01/01/2007 to 12/31/2007                                              $23.30       $25.35           1,044,299
   01/01/2008 to 12/31/2008                                              $25.35       $13.87             426,639

AST Goldman Sachs Small-Cap Value Portfolio

   01/01/2005 to 12/31/2005                                              $16.38       $16.83                   0
   01/01/2006 to 12/31/2006                                              $16.83       $19.31                   0
   01/01/2007 to 12/31/2007                                              $19.31       $17.92                   0
   01/01/2008 to 12/31/2008                                              $17.92       $12.86               6,922

AST Small-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.08              17,411
   01/01/2003 to 12/31/2003                                              $10.08       $13.39             767,455
   01/01/2004 to 12/31/2004                                              $13.39       $15.26           1,690,870
   01/01/2005 to 12/31/2005                                              $15.26       $15.92           2,449,573
   01/01/2006 to 12/31/2006                                              $15.92       $18.70           2,168,862
   01/01/2007 to 12/31/2007                                              $18.70       $17.27           2,048,735
   01/01/2008 to 12/31/2008                                              $17.27       $11.88             759,534

AST DeAm Small-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.08               5,211
   01/01/2003 to 12/31/2003                                              $10.08       $14.15              70,597
   01/01/2004 to 12/31/2004                                              $14.15       $16.90             213,632
   01/01/2005 to 12/31/2005                                              $16.90       $16.74             335,310
   01/01/2006 to 12/31/2006                                              $16.74       $19.65             375,313
   01/01/2007 to 12/31/2007                                              $19.65       $15.81             252,414
   01/01/2008 to 07/18/2008                                              $15.81       $14.44                   0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.87               2,488
   01/01/2003 to 12/31/2003                                              $ 9.87       $12.71             365,115
   01/01/2004 to 12/31/2004                                              $12.71       $14.47             994,493
   01/01/2005 to 12/31/2005                                              $14.47       $14.84           1,394,969
   01/01/2006 to 12/31/2006                                              $14.84       $15.43           1,131,414
   01/01/2007 to 12/31/2007                                              $15.43       $18.02             957,378
   01/01/2008 to 12/31/2008                                              $18.02       $10.44             319,518

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.51               1,311
   01/01/2003 to 12/31/2003                                              $ 9.51       $12.15              96,879
   01/01/2004 to 12/31/2004                                              $12.15       $13.80             377,548
   01/01/2005 to 12/31/2005                                              $13.80       $15.32             759,608
   01/01/2006 to 12/31/2006                                              $15.32       $17.10             780,759
   01/01/2007 to 12/31/2007                                              $17.10       $20.45           1,109,272
   01/01/2008 to 12/31/2008                                              $20.45       $11.37             304,442

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.97              10,745
   01/01/2003 to 12/31/2003                                              $ 9.97       $13.31             610,598
   01/01/2004 to 12/31/2004                                              $13.31       $15.99           1,457,788
   01/01/2005 to 12/31/2005                                              $15.99       $17.54           2,280,095
   01/01/2006 to 12/31/2006                                              $17.54       $19.00           1,954,267
   01/01/2007 to 12/31/2007                                              $19.00       $19.18           1,856,062
   01/01/2008 to 12/31/2008                                              $19.18       $10.84             615,887

AST Alger All-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.36               3,466
   01/01/2003 to 12/31/2003                                              $ 9.36       $12.41             106,376
   01/01/2004 to 12/31/2004                                              $12.41       $13.17             141,575
   01/01/2005 to 12/02/2005                                              $13.17       $15.05                   0

AST Mid-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.04                  88
   01/01/2003 to 12/31/2003                                              $10.04       $13.35             127,279
   01/01/2004 to 12/31/2004                                              $13.35       $15.06             256,671
   01/01/2005 to 12/31/2005                                              $15.06       $15.54             260,885
   01/01/2006 to 12/31/2006                                              $15.54       $17.37             270,834
   01/01/2007 to 12/31/2007                                              $17.37       $17.46             349,290
   01/01/2008 to 12/31/2008                                              $17.46       $10.57             188,007

AST T. Rowe Price Natural Resources Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.44               5,472
   01/01/2003 to 12/31/2003                                              $10.44       $13.63              77,245
   01/01/2004 to 12/31/2004                                              $13.63       $17.50             158,672
   01/01/2005 to 12/31/2005                                              $17.50       $22.51             402,903
   01/01/2006 to 12/31/2006                                              $22.51       $25.52             573,181
   01/01/2007 to 12/31/2007                                              $25.52       $35.08             911,043
   01/01/2008 to 12/31/2008                                              $35.08       $17.17             185,922

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.34               3,975
   01/01/2003 to 12/31/2003                                              $ 9.34       $11.30             114,477
   01/01/2004 to 12/31/2004                                              $11.30       $11.70             297,369
   01/01/2005 to 12/31/2005                                              $11.70       $13.32             386,908
   01/01/2006 to 12/31/2006                                              $13.32       $13.77             579,236
   01/01/2007 to 12/31/2007                                              $13.77       $14.59           1,005,218
   01/01/2008 to 12/31/2008                                              $14.59       $ 8.48             588,798

AST MFS Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.46               2,437
   01/01/2003 to 12/31/2003                                              $ 9.46       $11.38             207,063
   01/01/2004 to 12/31/2004                                              $11.38       $12.33             442,758
   01/01/2005 to 12/31/2005                                              $12.33       $12.82             826,301
   01/01/2006 to 12/31/2006                                              $12.82       $13.76             654,691
   01/01/2007 to 12/31/2007                                              $13.76       $15.50             587,845
   01/01/2008 to 12/31/2008                                              $15.50       $ 9.66             309,485

AST Marsico Capital Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.51              30,465
   01/01/2003 to 12/31/2003                                              $ 9.51       $12.26           2,031,583
   01/01/2004 to 12/31/2004                                              $12.26       $13.88           4,692,895
   01/01/2005 to 12/31/2005                                              $13.88       $14.51           7,428,912
   01/01/2006 to 12/31/2006                                              $14.51       $15.22           6,494,429
   01/01/2007 to 12/31/2007                                              $15.22       $17.12           5,835,660
   01/01/2008 to 12/31/2008                                              $17.12       $ 9.44           2,340,994

AST Goldman Sachs Concentrated Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --       $11.59              49,620
   01/01/2004 to 12/31/2004                                              $11.59       $11.76             277,607
   01/01/2005 to 12/31/2005                                              $11.76       $11.89             320,764
   01/01/2006 to 12/31/2006                                              $11.89       $12.80             403,594
   01/01/2007 to 12/31/2007                                              $12.80       $14.28             478,752
   01/01/2008 to 12/31/2008                                              $14.28       $ 8.34             140,965

AST DeAm Large-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.97               4,906
   01/01/2003 to 12/31/2003                                              $ 9.97       $12.36              58,333
   01/01/2004 to 12/31/2004                                              $12.36       $14.29             234,446
   01/01/2005 to 12/31/2005                                              $14.29       $15.28             532,089
   01/01/2006 to 12/31/2006                                              $15.28       $18.21             795,655
   01/01/2007 to 12/31/2007                                              $18.21       $18.02             726,094
   01/01/2008 to 12/31/2008                                              $18.02       $11.06             329,004

AST AllianceBernstein Growth + Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.79                 704
   01/01/2003 to 12/31/2003                                              $ 9.79       $12.07             115,455
   01/01/2004 to 12/31/2004                                              $12.07       $13.00             256,194
   01/01/2005 to 12/02/2005                                              $13.00       $14.31                   0

AST AllianceBernstein Core Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.08              30,510
   01/01/2003 to 12/31/2003                                              $10.08       $12.65             328,567
   01/01/2004 to 12/31/2004                                              $12.65       $14.10             534,389
   01/01/2005 to 12/31/2005                                              $14.10       $14.56             620,110
   01/01/2006 to 12/31/2006                                              $14.56       $17.29           1,007,854
   01/01/2007 to 12/31/2007                                              $17.29       $16.31             860,043
   01/01/2008 to 12/31/2008                                              $16.31       $ 9.28             436,312

AST Cohen & Steers Realty Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.32               6,429
   01/01/2003 to 12/31/2003                                              $10.32       $13.88             270,852
   01/01/2004 to 12/31/2004                                              $13.88       $18.74             538,151
   01/01/2005 to 12/31/2005                                              $18.74       $21.06             634,076
   01/01/2006 to 12/31/2006                                              $21.06       $28.17             782,064
   01/01/2007 to 12/31/2007                                              $28.17       $22.07             553,831
   01/01/2008 to 12/31/2008                                              $22.07       $14.02             141,679

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.81                 383
   01/01/2003 to 12/31/2003                                              $ 9.81       $12.22             203,573
   01/01/2004 to 12/31/2004                                              $12.22       $13.15             352,176
   01/01/2005 to 12/31/2005                                              $13.15       $13.32             593,365
   01/01/2006 to 12/31/2006                                              $13.32       $14.68             584,148
   01/01/2007 to 12/31/2007                                              $14.68       $14.66             549,971
   01/01/2008 to 12/31/2008                                              $14.66       $ 8.79             159,115

AST American Century Income & Growth Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.89               8,874
   01/01/2003 to 12/31/2003                                              $ 9.89       $12.46             124,008
   01/01/2004 to 12/31/2004                                              $12.46       $13.73             368,328
   01/01/2005 to 12/31/2005                                              $13.73       $14.06             407,960
   01/01/2006 to 12/31/2006                                              $14.06       $16.07             566,185
   01/01/2007 to 12/31/2007                                              $16.07       $15.71             607,322
   01/01/2008 to 12/31/2008                                              $15.71       $10.03             184,950

AST AllianceBernstein Growth & Income Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.83               6,100
   01/01/2003 to 12/31/2003                                              $ 9.83       $12.74           2,029,598
   01/01/2004 to 12/31/2004                                              $12.74       $13.83           4,694,207
   01/01/2005 to 12/31/2005                                              $13.83       $14.18           7,461,229
   01/01/2006 to 12/31/2006                                              $14.18       $16.28           5,511,714
   01/01/2007 to 12/31/2007                                              $16.28       $16.74           4,716,388
   01/01/2008 to 12/31/2008                                              $16.74       $ 9.72           1,869,770

AST Large-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.90               5,934
   01/01/2003 to 12/31/2003                                              $ 9.90       $11.61              90,092
   01/01/2004 to 12/31/2004                                              $11.61       $13.12             198,898
   01/01/2005 to 12/31/2005                                              $13.12       $13.67             661,210
   01/01/2006 to 12/31/2006                                              $13.67       $15.84             854,051
   01/01/2007 to 12/31/2007                                              $15.84       $15.04             868,038
   01/01/2008 to 12/31/2008                                              $15.04       $ 8.61             559,310

AST UBS Dynamic Alpha Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.93                  94
   01/01/2003 to 12/31/2003                                              $ 9.93       $11.62              34,914
   01/01/2004 to 12/31/2004                                              $11.62       $12.63              52,110
   01/01/2005 to 12/31/2005                                              $12.63       $13.21              84,700
   01/01/2006 to 12/31/2006                                              $13.21       $14.37             116,438
   01/01/2007 to 12/31/2007                                              $14.37       $14.33             770,623
   01/01/2008 to 12/31/2008                                              $14.33       $11.55           2,054,413

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.97               2,760
   01/01/2003 to 12/31/2003                                              $ 9.97       $11.59              58,741
   01/01/2004 to 12/31/2004                                              $11.59       $12.36             186,307
   01/01/2005 to 12/31/2005                                              $12.36       $12.65             268,706
   01/01/2006 to 12/31/2006                                              $12.65       $13.58             245,331
   01/01/2007 to 12/31/2007                                              $13.58       $14.47             415,521
   01/01/2008 to 12/31/2008                                              $14.47       $ 9.88             419,069

AST T. Rowe Price Asset Allocation Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.96                 150
   01/01/2003 to 12/31/2003                                              $ 9.96       $12.09             160,339
   01/01/2004 to 12/31/2004                                              $12.09       $13.15             464,055
   01/01/2005 to 12/31/2005                                              $13.15       $13.47             806,582
   01/01/2006 to 12/31/2006                                              $13.47       $14.82             899,160
   01/01/2007 to 12/31/2007                                              $14.82       $15.42           1,597,531
   01/01/2008 to 12/31/2008                                              $15.42       $11.17           1,812,333

AST T. Rowe Price Global Bond Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.31               3,700
   01/01/2003 to 12/31/2003                                              $10.31       $11.38             279,110
   01/01/2004 to 12/31/2004                                              $11.38       $12.10           1,195,848
   01/01/2005 to 12/31/2005                                              $12.10       $11.31           1,956,698
   01/01/2006 to 12/31/2006                                              $11.31       $11.76           1,805,420
   01/01/2007 to 12/31/2007                                              $11.76       $12.62           1,846,832
   01/01/2008 to 12/31/2008                                              $12.62       $12.05             593,325

AST High Yield Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.26               6,524
   01/01/2003 to 12/31/2003                                              $10.26       $12.21             379,114
   01/01/2004 to 12/31/2004                                              $12.21       $13.27             707,876
   01/01/2005 to 12/31/2005                                              $13.27       $13.13             742,528
   01/01/2006 to 12/31/2006                                              $13.13       $14.18             857,624
   01/01/2007 to 12/31/2007                                              $14.18       $14.21             663,353
   01/01/2008 to 12/31/2008                                              $14.21       $10.36             622,659

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.23               7,474
   01/01/2003 to 12/31/2003                                              $10.23       $11.88             624,019
   01/01/2004 to 12/31/2004                                              $11.88       $12.49           1,314,641
   01/01/2005 to 12/31/2005                                              $12.49       $12.36           2,372,398
   01/01/2006 to 12/31/2006                                              $12.36       $13.29           2,027,743
   01/01/2007 to 12/31/2007                                              $13.29       $13.79           1,831,257
   01/01/2008 to 12/31/2008                                              $13.79       $10.36             651,707

AST PIMCO Total Return Bond Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.17              36,236
   01/01/2003 to 12/31/2003                                              $10.17       $10.48           2,192,336
   01/01/2004 to 12/31/2004                                              $10.48       $10.76           4,319,279
   01/01/2005 to 12/31/2005                                              $10.76       $10.79           2,552,299
   01/01/2006 to 12/31/2006                                              $10.79       $10.96           3,071,632
   01/01/2007 to 12/31/2007                                              $10.96       $11.61           3,499,433
   01/01/2008 to 12/31/2008                                              $11.61       $11.10           2,161,056

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2002 to 12/31/2002                                                  --       $10.08              80,547
   01/01/2003 to 12/31/2003                                              $10.08       $10.19             636,860
   01/01/2004 to 12/31/2004                                              $10.19       $10.17           2,785,690
   01/01/2005 to 12/31/2005                                              $10.17       $10.12           5,697,191
   01/01/2006 to 12/31/2006                                              $10.12       $10.28           4,979,340
   01/01/2007 to 12/31/2007                                              $10.28       $10.74           4,520,572
   01/01/2008 to 12/31/2008                                              $10.74       $10.63           1,783,570

AST Money Market Portfolio

   01/01/2002 to 12/31/2002                                                  --       $ 9.99              70,899
   01/01/2003 to 12/31/2003                                              $ 9.99       $ 9.83           1,118,618
   01/01/2004 to 12/31/2004                                              $ 9.83       $ 9.70           1,742,703
   01/01/2005 to 12/31/2005                                              $ 9.70       $ 9.75           2,932,409
   01/01/2006 to 12/31/2006                                              $ 9.75       $ 9.98           5,452,746
   01/01/2007 to 12/31/2007                                              $ 9.98       $10.24           6,373,608
   01/01/2008 to 12/31/2008                                              $10.24       $10.28           7,140,857

Gartmore NVIT Developing Markets

   01/01/2002 to 12/31/2002                                                  --       $ 9.93                 442
   01/01/2003 to 12/31/2003                                              $ 9.93       $15.52              44,993
   01/01/2004 to 12/31/2004                                              $15.52       $18.19             141,365
   01/01/2005 to 12/31/2005                                              $18.19       $23.41             296,600
   01/01/2006 to 12/31/2006                                              $23.41       $30.82             414,295
   01/01/2007 to 12/31/2007                                              $30.82       $43.28             659,020
   01/01/2008 to 12/31/2008                                              $43.28       $17.85             161,242

Wells Fargo Advantage VT Equity Income

   01/01/2002 to 12/31/2002                                                  --       $ 9.90                  91
   01/01/2003 to 12/31/2003                                              $ 9.90       $12.23              15,983
   01/01/2004 to 12/31/2004                                              $12.23       $13.29              63,454
   01/01/2005 to 12/31/2005                                              $13.29       $13.70             112,171
   01/01/2006 to 12/31/2006                                              $13.70       $15.90             108,730
   01/01/2007 to 12/31/2007                                              $15.90       $15.99              99,407
   01/01/2008 to 12/31/2008                                              $15.99       $ 9.94              47,157

AIM V.I. Dynamics Fund

   01/01/2002 to 12/31/2002                                                  --       $ 9.70                 576
   01/01/2003 to 12/31/2003                                              $ 9.70       $13.08              38,518
   01/01/2004 to 12/31/2004                                              $13.08       $14.51              55,199
   01/01/2005 to 12/31/2005                                              $14.51       $15.72              69,326
   01/01/2006 to 12/31/2006                                              $15.72       $17.86              94,846
   01/01/2007 to 12/31/2007                                              $17.86       $19.61             105,039
   01/01/2008 to 12/31/2008                                              $19.61       $ 9.96              21,745

AIM V.I. Technology Fund

   06/30/2008* to 12/31/2008                                             $ 9.92       $ 6.20                   0

AIM V.I. Global Health Care

   01/01/2002 to 12/31/2002                                                  --       $ 9.51                 140
   01/01/2003 to 12/31/2003                                              $ 9.51       $11.89              55,867
   01/01/2004 to 12/31/2004                                              $11.89       $12.52             181,513
   01/01/2005 to 12/31/2005                                              $12.52       $13.25             349,583
   01/01/2006 to 12/31/2006                                              $13.25       $13.64             232,453
   01/01/2007 to 12/31/2007                                              $13.64       $14.93             218,828
   01/01/2008 to 12/31/2008                                              $14.93       $10.43              59,419

AIM V.I. Financial Services Fund

   01/01/2002 to 12/31/2002                                                  --       $ 9.92                 141
   01/01/2003 to 12/31/2003                                              $ 9.92       $12.58              50,250
   01/01/2004 to 12/31/2004                                              $12.58       $13.37              84,188
   01/01/2005 to 12/31/2005                                              $13.37       $13.86              97,206
   01/01/2006 to 12/31/2006                                              $13.86       $15.79             144,642
   01/01/2007 to 12/31/2007                                              $15.79       $12.02             100,178
   01/01/2008 to 12/31/2008                                              $12.02       $ 4.77              35,701

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                                  --       $12.74               6,492
   01/01/2004 to 12/31/2004                                              $12.74       $14.86              67,201
   01/01/2005 to 12/31/2005                                              $14.86       $16.87             182,612
   01/01/2006 to 12/31/2006                                              $16.87       $20.33             239,474
   01/01/2007 to 12/31/2007                                              $20.33       $22.88             290,951
   01/01/2008 to 12/31/2008                                              $22.88       $13.10             129,942

Evergreen VA Special Equity Fund

   01/01/2002 to 12/31/2002                                                  --       $ 9.85                 533
   01/01/2003 to 12/31/2003                                              $ 9.85       $14.65              58,548
   01/01/2004 to 12/31/2004                                              $14.65       $15.17             177,731
   01/01/2005 to 04/15/2005                                              $15.17       $13.49                   0

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                                  --       $13.17              25,003
   01/01/2004 to 12/31/2004                                              $13.17       $13.81             108,796
   01/01/2005 to 12/31/2005                                              $13.81       $14.04              60,941
   01/01/2006 to 12/31/2006                                              $14.04       $14.56              49,282
   01/01/2007 to 12/31/2007                                              $14.56       $15.95              78,184
   01/01/2008 to 12/31/2008                                              $15.95       $11.36              19,835

Evergreen VA Growth Fund

   04/15/2005* to 12/31/2005                                             $ 9.82       $11.40             208,786
   01/01/2006 to 12/31/2006                                              $11.40       $12.38             233,237
   01/01/2007 to 12/31/2007                                              $12.38       $13.45             214,620
   01/01/2008 to 12/31/2008                                              $13.45       $ 7.75              45,937

ProFund VP Europe 30

   01/01/2003 to 12/31/2003                                                  --       $13.16              40,636
   01/01/2004 to 12/31/2004                                              $13.16       $14.72             162,300
   01/01/2005 to 12/31/2005                                              $14.72       $15.57             154,224
   01/01/2006 to 12/31/2006                                              $15.57       $17.90             130,994
   01/01/2007 to 12/31/2007                                              $17.90       $20.07             281,193
   01/01/2008 to 12/31/2008                                              $20.07       $11.00              59,698

ProFund VP Asia 30

   01/01/2003 to 12/31/2003                                                  --       $15.91              33,050
   01/01/2004 to 12/31/2004                                              $15.91       $15.49              67,805
   01/01/2005 to 12/31/2005                                              $15.49       $18.11             158,813
   01/01/2006 to 12/31/2006                                              $18.11       $24.69             195,510
   01/01/2007 to 12/31/2007                                              $24.69       $35.69             523,321
   01/01/2008 to 12/31/2008                                              $35.69       $17.17              90,522

ProFund VP Japan

   01/01/2003 to 12/31/2003                                                  --       $12.67              10,769
   01/01/2004 to 12/31/2004                                              $12.67       $13.33              62,668
   01/01/2005 to 12/31/2005                                              $13.33       $18.50             396,434
   01/01/2006 to 12/31/2006                                              $18.50       $20.06             217,191
   01/01/2007 to 12/31/2007                                              $20.06       $17.66             106,236
   01/01/2008 to 12/31/2008                                              $17.66       $10.22              35,190

ProFund VP Banks

   01/01/2003 to 12/31/2003                                                  --       $12.83               6,833
   01/01/2004 to 12/31/2004                                              $12.83       $14.03              29,071
   01/01/2005 to 12/31/2005                                              $14.03       $13.71              24,950
   01/01/2006 to 12/31/2006                                              $13.71       $15.48              30,883
   01/01/2007 to 12/31/2007                                              $15.48       $11.01              68,840
   01/01/2008 to 12/31/2008                                              $11.01       $ 5.72              39,652

ProFund VP Basic Materials

   01/01/2003 to 12/31/2003                                                  --       $13.31              15,986
   01/01/2004 to 12/31/2004                                              $13.31       $14.35              35,537
   01/01/2005 to 12/31/2005                                              $14.35       $14.39             225,048
   01/01/2006 to 12/31/2006                                              $14.39       $16.26              99,572
   01/01/2007 to 12/31/2007                                              $16.26       $20.79             445,848
   01/01/2008 to 12/31/2008                                              $20.79       $ 9.88             122,938

ProFund VP Consumer Services

   01/01/2003 to 12/31/2003                                                  --       $11.62               5,655
   01/01/2004 to 12/31/2004                                              $11.62       $12.24               8,198
   01/01/2005 to 12/31/2005                                              $12.24       $11.42              29,043
   01/01/2006 to 12/31/2006                                              $11.42       $12.51              41,876
   01/01/2007 to 12/31/2007                                              $12.51       $11.23              27,017
   01/01/2008 to 12/31/2008                                              $11.23       $ 7.54              15,810

ProFund VP Consumer Goods Portfolio

   01/01/2004 to 12/31/2004                                                  --       $12.27              54,297
   01/01/2005 to 12/31/2005                                              $12.27       $11.96              78,118
   01/01/2006 to 12/31/2006                                              $11.96       $13.18             110,972
   01/01/2007 to 12/31/2007                                              $13.18       $13.88              88,737
   01/01/2008 to 12/31/2008                                              $13.88       $ 9.95              27,004

ProFund VP Oil & Gas

   01/01/2003 to 12/31/2003                                                  --       $12.10              25,623
   01/01/2004 to 12/31/2004                                              $12.10       $15.32             174,913
   01/01/2005 to 12/31/2005                                              $15.32       $19.68             268,965
   01/01/2006 to 12/31/2006                                              $19.68       $23.23             378,931
   01/01/2007 to 12/31/2007                                              $23.23       $30.11             465,621
   01/01/2008 to 12/31/2008                                              $30.11       $18.58             104,141

ProFund VP Financials

   01/01/2003 to 12/31/2003                                                  --       $12.42              27,402
   01/01/2004 to 12/31/2004                                              $12.42       $13.41              35,528
   01/01/2005 to 12/31/2005                                              $13.41       $13.64             162,740
   01/01/2006 to 12/31/2006                                              $13.64       $15.66              82,558
   01/01/2007 to 12/31/2007                                              $15.66       $12.40              73,589
   01/01/2008 to 12/31/2008                                              $12.40       $ 6.00              69,357

ProFund VP Health Care

   01/01/2003 to 12/31/2003                                                  --       $11.02              56,392
   01/01/2004 to 12/31/2004                                              $11.02       $11.04             139,890
   01/01/2005 to 12/31/2005                                              $11.04       $11.45             206,359
   01/01/2006 to 12/31/2006                                              $11.45       $11.79             192,150
   01/01/2007 to 12/31/2007                                              $11.79       $12.30             184,483
   01/01/2008 to 12/31/2008                                              $12.30       $ 9.11              92,336

ProFund VP Industrials

   01/01/2003 to 12/31/2003                                                  --       $12.81               4,507
   01/01/2004 to 12/31/2004                                              $12.81       $14.20              14,026
   01/01/2005 to 12/31/2005                                              $14.20       $14.23              93,442
   01/01/2006 to 12/31/2006                                              $14.23       $15.55              26,520
   01/01/2007 to 12/31/2007                                              $15.55       $16.99              99,093
   01/01/2008 to 12/31/2008                                              $16.99       $ 9.90              16,797

ProFund VP Pharmaceuticals

   01/01/2003 to 12/31/2003                                                  --       $ 9.94               6,346
   01/01/2004 to 12/31/2004                                              $ 9.94       $ 8.83              70,946
   01/01/2005 to 12/31/2005                                              $ 8.83       $ 8.31              38,751
   01/01/2006 to 12/31/2006                                              $ 8.31       $ 9.12             301,226
   01/01/2007 to 12/31/2007                                              $ 9.12       $ 9.13             125,286
   01/01/2008 to 12/31/2008                                              $ 9.13       $ 7.19              59,940

ProFund VP Precious Metals

   01/01/2003 to 12/31/2003                                                  --       $15.39              44,664
   01/01/2004 to 12/31/2004                                              $15.39       $13.57             111,588
   01/01/2005 to 12/31/2005                                              $13.57       $16.77             355,677
   01/01/2006 to 12/31/2006                                              $16.77       $17.62             380,819
   01/01/2007 to 12/31/2007                                              $17.62       $21.11             303,297
   01/01/2008 to 12/31/2008                                              $21.11       $14.30             129,395

ProFund VP Real Estate

   01/01/2003 to 12/31/2003                                                  --       $13.29              32,970
   01/01/2004 to 12/31/2004                                              $13.29       $16.54             128,625
   01/01/2005 to 12/31/2005                                              $16.54       $17.28              85,607
   01/01/2006 to 12/31/2006                                              $17.28       $22.40             173,398
   01/01/2007 to 12/31/2007                                              $22.40       $17.62             115,442
   01/01/2008 to 12/31/2008                                              $17.62       $10.13              33,911

ProFund VP Telecommunications

   01/01/2003 to 12/31/2003                                                  --       $10.05              13,783
   01/01/2004 to 12/31/2004                                              $10.05       $11.37              34,691
   01/01/2005 to 12/31/2005                                              $11.37       $10.38              13,916
   01/01/2006 to 12/31/2006                                              $10.38       $13.65             184,638
   01/01/2007 to 12/31/2007                                              $13.65       $14.47             318,002
   01/01/2008 to 12/31/2008                                              $14.47       $ 9.29              15,272

ProFund VP Utilities

   01/01/2003 to 12/31/2003                                                  --       $12.60              10,588
   01/01/2004 to 12/31/2004                                              $12.60       $14.92              87,691
   01/01/2005 to 12/31/2005                                              $14.92       $16.51             276,154
   01/01/2006 to 12/31/2006                                              $16.51       $19.26             275,767
   01/01/2007 to 12/31/2007                                              $19.26       $21.82             438,658
   01/01/2008 to 12/31/2008                                              $21.82       $14.80              87,849

ProFund VP Bull

   01/01/2002 to 12/31/2002                                                  --       $ 9.75                 400
   01/01/2003 to 12/31/2003                                              $ 9.75       $11.98              58,349
   01/01/2004 to 12/31/2004                                              $11.98       $12.75             570,114
   01/01/2005 to 12/31/2005                                              $12.75       $12.82             227,582
   01/01/2006 to 12/31/2006                                              $12.82       $14.26             420,368
   01/01/2007 to 12/31/2007                                              $14.26       $14.45             153,480
   01/01/2008 to 12/31/2008                                              $14.45       $ 8.81             209,017

ProFund VP Bear

   01/01/2002 to 12/31/2002                                                  --       $10.13               1,514
   01/01/2003 to 12/31/2003                                              $10.13       $ 7.47              36,686
   01/01/2004 to 12/31/2004                                              $ 7.47       $ 6.56              60,475
   01/01/2005 to 12/31/2005                                              $ 6.56       $ 6.33              94,983
   01/01/2006 to 12/31/2006                                              $ 6.33       $ 5.73             241,303
   01/01/2007 to 12/31/2007                                              $ 5.73       $ 5.64             175,231
   01/01/2008 to 12/31/2008                                              $ 5.64       $ 7.72             190,475

ProFund VP NASDAQ-100

   01/01/2003 to 12/31/2003                                                  --       $13.44              34,480
   01/01/2004 to 12/31/2004                                              $13.44       $14.27             225,055
   01/01/2005 to 12/31/2005                                              $14.27       $13.99             235,353
   01/01/2006 to 12/31/2006                                              $13.99       $14.43             177,301
   01/01/2007 to 12/31/2007                                              $14.43       $16.61             275,479
   01/01/2008 to 12/31/2008                                              $16.61       $ 9.35              70,464

ProFund VP Short NASDAQ-100

   01/01/2003 to 12/31/2003                                                  --       $ 6.40              20,167
   01/01/2004 to 12/31/2004                                              $ 6.40       $ 5.57              65,148
   01/01/2005 to 12/31/2005                                              $ 5.57       $ 5.49             182,361
   01/01/2006 to 12/31/2006                                              $ 5.49       $ 5.30             254,438
   01/01/2007 to 12/31/2007                                              $ 5.30       $ 4.59             184,221
   01/01/2008 to 12/31/2008                                              $ 4.59       $ 6.65              78,761

ProFund VP Mid-Cap Value

   01/01/2002 to 12/31/2002                                                  --       $10.06               4,799
   01/01/2003 to 12/31/2003                                              $10.06       $13.36              99,189
   01/01/2004 to 12/31/2004                                              $13.36       $15.16             304,648
   01/01/2005 to 12/31/2005                                              $15.16       $16.15             247,385
   01/01/2006 to 12/31/2006                                              $16.15       $17.75             498,445
   01/01/2007 to 12/31/2007                                              $17.75       $17.53             188,252
   01/01/2008 to 12/31/2008                                              $17.53       $10.93              39,702

ProFund VP Mid-Cap Growth

   01/01/2002 to 12/31/2002                                                  --       $ 9.81               1,583
   01/01/2003 to 12/31/2003                                              $ 9.81       $12.28              47,141
   01/01/2004 to 12/31/2004                                              $12.28       $13.35             163,302
   01/01/2005 to 12/31/2005                                              $13.35       $14.53             263,503
   01/01/2006 to 12/31/2006                                              $14.53       $14.78             271,992
   01/01/2007 to 12/31/2007                                              $14.78       $16.16             155,791
   01/01/2008 to 12/31/2008                                              $16.16       $ 9.68              37,211

ProFund VP UltraMid-Cap

   01/01/2003 to 12/31/2003                                                  --       $16.41              88,028
   01/01/2004 to 12/31/2004                                              $16.41       $20.51             150,540
   01/01/2005 to 12/31/2005                                              $20.51       $23.66             248,718
   01/01/2006 to 12/31/2006                                              $23.66       $25.61             250,888
   01/01/2007 to 12/31/2007                                              $25.61       $26.56             375,199
   01/01/2008 to 12/31/2008                                              $26.56       $ 8.45             218,214

ProFund VP Small-Cap Value

   01/01/2003 to 12/31/2003                                                  --       $13.37             207,523
   01/01/2004 to 12/31/2004                                              $13.37       $15.71             596,413
   01/01/2005 to 12/31/2005                                              $15.71       $15.99             288,760
   01/01/2006 to 12/31/2006                                              $15.99       $18.38             318,982
   01/01/2007 to 12/31/2007                                              $18.38       $16.68             116,304
   01/01/2008 to 12/31/2008                                              $16.68       $11.31              44,169

ProFund VP Small-Cap Growth

   01/01/2003 to 12/31/2003                                                  --       $13.01             210,595
   01/01/2004 to 12/31/2004                                              $13.01       $15.26             285,725
   01/01/2005 to 12/31/2005                                              $15.26       $16.05             343,202
   01/01/2006 to 12/31/2006                                              $16.05       $17.07             211,447
   01/01/2007 to 12/31/2007                                              $17.07       $17.38             132,369
   01/01/2008 to 12/31/2008                                              $17.38       $11.22              55,933

ProFund VP U.S. Government Plus

   01/01/2002 to 12/31/2002                                                  --       $10.19                 609
   01/01/2003 to 12/31/2003                                              $10.19       $ 9.72              32,854
   01/01/2004 to 12/31/2004                                              $ 9.72       $10.29             111,072
   01/01/2005 to 12/31/2005                                              $10.29       $10.97             160,143
   01/01/2006 to 12/31/2006                                              $10.97       $10.25             134,100
   01/01/2007 to 12/31/2007                                              $10.25       $11.04             337,042
   01/01/2008 to 12/31/2008                                              $11.04       $16.18             157,366

ProFund VP Rising Rates Opportunity

   01/01/2003 to 12/31/2003                                                  --       $ 9.09              82,598
   01/01/2004 to 12/31/2004                                              $ 9.09       $ 7.93             588,490
   01/01/2005 to 12/31/2005                                              $ 7.93       $ 7.15             558,491
   01/01/2006 to 12/31/2006                                              $ 7.15       $ 7.70             427,215
   01/01/2007 to 12/31/2007                                              $ 7.70       $ 7.14             391,162
   01/01/2008 to 12/31/2008                                              $ 7.14       $ 4.34             189,662

ACCESS VP High Yield Fund

   05/02/2005* to 12/31/2005                                             $10.00       $10.53                   0
   01/01/2006 to 12/31/2006                                              $10.53       $11.29                   0
   01/01/2007 to 12/31/2007                                              $11.29       $11.62                   0
   01/01/2008 to 12/31/2008                                              $11.62       $10.84                   0

First Trust Target Focus Four Portfolio

   01/28/2008* to 12/31/2008                                             $10.21       $ 6.09              78,111

Global Dividend Target 15
   formerly, First Trust Global Dividend Target 15

   01/01/2004 to 12/31/2004                                                  --       $11.81              65,909
   01/01/2005 to 12/31/2005                                              $11.81       $12.73             164,702
   01/01/2006 to 12/31/2006                                              $12.73       $17.25             681,747
   01/01/2007 to 12/31/2007                                              $17.25       $19.12             932,320
   01/01/2008 to 12/31/2008                                              $19.12       $10.71             258,000

Target Managed VIP Portfolio
   formerly, First Trust Managed VIP

   01/01/2004 to 12/31/2004                                                  --       $11.28             429,320
   01/01/2005 to 12/31/2005                                              $11.28       $11.84           1,216,456
   01/01/2006 to 12/31/2006                                              $11.84       $12.92           1,540,716
   01/01/2007 to 12/31/2007                                              $12.92       $13.84             910,035
   01/01/2008 to 12/31/2008                                              $13.84       $ 7.47             457,580

S&P Target 24 Portfolio
   formerly, First Trust S&P Target 24

   01/01/2004 to 12/31/2004                                                  --       $10.71              72,575
   01/01/2005 to 12/31/2005                                              $10.71       $10.92             134,956
   01/01/2006 to 12/31/2006                                              $10.92       $10.99             112,537
   01/01/2007 to 12/31/2007                                              $10.99       $11.20             146,540
   01/01/2008 to 12/31/2008                                              $11.20       $ 7.90              84,983

The DOW DART 10 Portfolio
   formerly, First Trust Dow Target 10

   01/01/2004 to 12/31/2004                                                  --       $10.45              82,728
   01/01/2005 to 12/31/2005                                              $10.45       $ 9.89              69,453
   01/01/2006 to 12/31/2006                                              $ 9.89       $12.16             205,188
   01/01/2007 to 12/31/2007                                              $12.16       $11.97              87,214
   01/01/2008 to 12/31/2008                                              $11.97       $ 8.37              53,091

The DOW Target Dividend Portfolio
   formerly, First Trust Dow Target Dividend

   05/02/2005* to 12/31/2005                                             $10.00       $ 9.73             187,402
   01/01/2006 to 12/31/2006                                              $ 9.73       $11.24             554,240
   01/01/2007 to 12/31/2007                                              $11.24       $11.12             440,498
   01/01/2008 to 12/31/2008                                              $11.12       $ 6.47             195,044

ProFund VP Large-Cap Growth

   01/01/2004 to 12/31/2004                                                  --       $10.37               6,286
   01/01/2005 to 12/31/2005                                              $10.37       $10.24             125,451
   01/01/2006 to 12/31/2006                                              $10.24       $10.93             121,324
   01/01/2007 to 12/31/2007                                              $10.93       $11.44             253,140
   01/01/2008 to 12/31/2008                                              $11.44       $ 7.22              72,487

ProFund VP Large-Cap Value

   01/01/2004 to 12/31/2004                                                  --       $10.36               1,123
   01/01/2005 to 12/31/2005                                              $10.36       $10.45             268,719
   01/01/2006 to 12/31/2006                                              $10.45       $12.13             332,801
   01/01/2007 to 12/31/2007                                              $12.13       $11.89             153,596
   01/01/2008 to 12/31/2008                                              $11.89       $ 6.92              65,198

Prudential SP International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --       $10.52              23,863
   01/01/2005 to 12/31/2005                                              $10.52       $11.99              52,658
   01/01/2006 to 12/31/2006                                              $11.99       $14.20              73,974
   01/01/2007 to 12/31/2007                                              $14.20       $16.61             107,588
   01/01/2008 to 12/31/2008                                              $16.61       $ 8.08              68,154

AST Aggressive Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00       $ 9.99              36,074
   01/01/2006 to 12/31/2006                                              $ 9.99       $11.31           2,544,738
   01/01/2007 to 12/31/2007                                              $11.31       $12.13           3,722,507
   01/01/2008 to 12/31/2008                                              $12.13       $ 6.84             983,664

AST Capital Growth Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00       $10.00             699,752
   01/01/2006 to 12/31/2006                                              $10.00       $11.13          11,111,597
   01/01/2007 to 12/31/2007                                              $11.13       $11.95          17,220,372
   01/01/2008 to 12/31/2008                                              $11.95       $ 7.60           9,823,555

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00       $10.01           1,490,936
   01/01/2006 to 12/31/2006                                              $10.01       $10.95           8,182,830
   01/01/2007 to 12/31/2007                                              $10.95       $11.70          12,516,386
   01/01/2008 to 12/31/2008                                              $11.70       $ 7.81           7,417,897

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00       $10.02              69,241
   01/01/2006 to 12/31/2006                                              $10.02       $10.84           1,751,149
   01/01/2007 to 12/31/2007                                              $10.84       $11.57           3,475,993
   01/01/2008 to 12/31/2008                                              $11.57       $ 8.07           4,130,990

AST Preservation Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00       $10.03               3,929
   01/01/2006 to 12/31/2006                                              $10.03       $10.60             488,478
   01/01/2007 to 12/31/2007                                              $10.60       $11.27           1,460,928
   01/01/2008 to 12/31/2008                                              $11.27       $ 8.88           4,479,321

AST Advanced Strategies Portfolio

   03/20/2006* to 12/31/2006                                             $10.00       $10.62           1,192,552
   01/01/2007 to 12/31/2007                                              $10.62       $11.38           2,952,379
   01/01/2008 to 12/31/2008                                              $11.38       $ 7.81           2,751,485

AST First Trust Balanced Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00       $10.54             991,205
   01/01/2007 to 12/31/2007                                              $10.54       $11.19           2,719,778
   01/01/2008 to 12/31/2008                                              $11.19       $ 7.17           2,130,587

AST First Trust Capital Appreciation Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00       $10.44           1,522,776
   01/01/2007 to 12/31/2007                                              $10.44       $11.38           5,401,880
   01/01/2008 to 12/31/2008                                              $11.38       $ 6.60           3,477,332

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00       $11.50              86,592
   01/01/2008 to 12/31/2008                                              $11.50       $ 7.29             422,681

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00       $10.03                   0
   01/01/2008 to 12/31/2008                                              $10.03       $ 7.11             771,867

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00       $10.18              23,257
   01/01/2008 to 12/31/2008                                              $10.18       $ 6.90             251,869

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00       $10.16               2,429
   01/01/2008 to 12/31/2008                                              $10.16       $ 7.54             409,645

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00       $ 9.99                   0
   01/01/2008 to 12/31/2008                                              $ 9.99       $ 7.12             293,270

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00       $ 9.97             154,738
   01/01/2008 to 12/31/2008                                              $ 9.97       $ 9.25             483,723

AST Investment Grade Bond Portfolio

   01/28/2008* to 12/31/2008                                             $10.00       $10.68          13,968,463

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.17       $ 6.10               1,748

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10       $ 5.56              10,522

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00       $ 7.46             153,226

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08       $ 6.62             877,621



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB or HAV and HD GRO or EBP and HD GRO (2.25%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 6.87             400,112
   01/01/2004 to 12/31/2004                                              $ 6.87         $ 7.86             428,765
   01/01/2005 to 12/31/2005                                              $ 7.86         $ 8.54           1,664,850
   01/01/2006 to 12/31/2006                                              $ 8.54         $10.25           1,135,516
   01/01/2007 to 12/31/2007                                              $10.25         $10.96             961,429
   01/01/2008 to 12/31/2008                                              $10.96         $ 6.28             975,043

AST International Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.86              29,434
   01/01/2004 to 12/31/2004                                              $13.86         $15.74             545,075
   01/01/2005 to 12/31/2005                                              $15.74         $17.93           8,655,832
   01/01/2006 to 12/31/2006                                              $17.93         $21.20           6,192,845
   01/01/2007 to 12/31/2007                                              $21.20         $24.67           5,332,206
   01/01/2008 to 12/31/2008                                              $24.67         $12.00           5,724,854

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 5.65              72,406
   01/01/2004 to 12/31/2004                                              $ 5.65         $ 6.69             122,795
   01/01/2005 to 12/31/2005                                              $ 6.69         $ 7.43             487,950
   01/01/2006 to 12/31/2006                                              $ 7.43         $ 9.26           1,708,815
   01/01/2007 to 12/31/2007                                              $ 9.26         $10.66           3,014,173
   01/01/2008 to 12/31/2008                                              $10.66         $ 5.84           2,755,958

AST MFS Global Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.06             308,725
   01/01/2004 to 12/31/2004                                              $ 9.06         $10.48             273,401
   01/01/2005 to 12/31/2005                                              $10.48         $11.02             282,357
   01/01/2006 to 12/31/2006                                              $11.02         $13.39             250,746
   01/01/2007 to 12/31/2007                                              $13.39         $14.32             214,421
   01/01/2008 to 12/31/2008                                              $14.32         $ 9.24             207,928

AST Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $16.82              64,850
   01/01/2004 to 12/31/2004                                              $16.82         $15.30              67,370
   01/01/2005 to 12/31/2005                                              $15.30         $15.18             148,853
   01/01/2006 to 12/31/2006                                              $15.18         $16.71             457,905
   01/01/2007 to 12/31/2007                                              $16.71         $17.50             771,440
   01/01/2008 to 12/31/2008                                              $17.50         $11.12             634,820

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 6.61             131,605
   01/01/2004 to 12/31/2004                                              $ 6.61         $ 7.07             129,475
   01/01/2005 to 12/31/2005                                              $ 7.07         $ 6.94             127,711
   01/01/2006 to 12/31/2006                                              $ 6.94         $ 7.31             126,380
   01/01/2007 to 12/31/2007                                              $ 7.31         $ 8.48             100,594
   01/01/2008 to 12/31/2008                                              $ 8.48         $ 4.76             121,677

AST Federated Aggressive Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.06              79,226
   01/01/2004 to 12/31/2004                                              $ 8.06         $ 9.70             324,340
   01/01/2005 to 12/31/2005                                              $ 9.70         $10.38           5,867,757
   01/01/2006 to 12/31/2006                                              $10.38         $11.45           4,568,992
   01/01/2007 to 12/31/2007                                              $11.45         $12.45           4,176,512
   01/01/2008 to 12/31/2008                                              $12.45         $ 6.80           4,202,964

AST Goldman Sachs Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $16.67              73,852
   01/01/2004 to 12/31/2004                                              $16.67         $19.58              61,521
   01/01/2005 to 12/31/2005                                              $19.58         $20.09              59,682
   01/01/2006 to 12/31/2006                                              $20.09         $23.03              50,895
   01/01/2007 to 12/31/2007                                              $23.03         $21.35              51,526
   01/01/2008 to 12/31/2008                                              $21.35         $15.31             108,308

AST Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.95             275,971
   01/01/2004 to 12/31/2004                                              $13.95         $15.87             465,784
   01/01/2005 to 12/31/2005                                              $15.87         $16.55           4,687,840
   01/01/2006 to 12/31/2006                                              $16.55         $19.42           3,672,632
   01/01/2007 to 12/31/2007                                              $19.42         $17.91           4,000,366
   01/01/2008 to 12/31/2008                                              $17.91         $12.31           3,408,854

AST DeAm Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.70              22,847
   01/01/2004 to 12/31/2004                                              $10.70         $12.78              63,057
   01/01/2005 to 12/31/2005                                              $12.78         $12.64              85,476
   01/01/2006 to 12/31/2006                                              $12.64         $14.82              71,575
   01/01/2007 to 12/31/2007                                              $14.82         $11.91              63,523
   01/01/2008 to 07/18/2008                                              $11.91         $10.88                   0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 3.73             175,708
   01/01/2004 to 12/31/2004                                              $ 3.73         $ 4.24             457,010
   01/01/2005 to 12/31/2005                                              $ 4.24         $ 4.34           8,890,704
   01/01/2006 to 12/31/2006                                              $ 4.34         $ 4.51           6,444,166
   01/01/2007 to 12/31/2007                                              $ 4.51         $ 5.26           4,795,707
   01/01/2008 to 12/31/2008                                              $ 5.26         $ 3.05           4,668,204

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 6.01             294,816
   01/01/2004 to 12/31/2004                                              $ 6.01         $ 6.81             369,234
   01/01/2005 to 12/31/2005                                              $ 6.81         $ 7.56             472,929
   01/01/2006 to 12/31/2006                                              $ 7.56         $ 8.43             437,466
   01/01/2007 to 12/31/2007                                              $ 8.43         $10.07             494,768
   01/01/2008 to 12/31/2008                                              $10.07         $ 5.59             501,805

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.32             370,965
   01/01/2004 to 12/31/2004                                              $13.32         $15.99             537,445
   01/01/2005 to 12/31/2005                                              $15.99         $17.52           3,716,512
   01/01/2006 to 12/31/2006                                              $17.52         $18.96           2,666,820
   01/01/2007 to 12/31/2007                                              $18.96         $19.12           2,274,821
   01/01/2008 to 12/31/2008                                              $19.12         $10.79           2,188,696

AST Alger All-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 5.84              87,326
   01/01/2004 to 12/31/2004                                              $ 5.84         $ 6.19             107,188
   01/01/2005 to 12/02/2005                                              $ 6.19         $ 7.07                   0

AST Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.89             166,080
   01/01/2004 to 12/31/2004                                              $ 9.89         $11.15             194,765
   01/01/2005 to 12/31/2005                                              $11.15         $11.49             187,692
   01/01/2006 to 12/31/2006                                              $11.49         $12.83             147,486
   01/01/2007 to 12/31/2007                                              $12.83         $12.88             179,218
   01/01/2008 to 12/31/2008                                              $12.88         $ 7.79             332,297

AST T. Rowe Price Natural Resources Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.23               6,747
   01/01/2004 to 12/31/2004                                              $11.23         $14.40              41,428
   01/01/2005 to 12/31/2005                                              $14.40         $18.50              68,831
   01/01/2006 to 12/31/2006                                              $18.50         $20.96              69,991
   01/01/2007 to 12/31/2007                                              $20.96         $28.78              88,424
   01/01/2008 to 12/31/2008                                              $28.78         $14.07              82,096

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 5.72             267,109
   01/01/2004 to 12/31/2004                                              $ 5.72         $ 5.91             307,367
   01/01/2005 to 12/31/2005                                              $ 5.91         $ 6.73             309,013
   01/01/2006 to 12/31/2006                                              $ 6.73         $ 6.95           5,456,600
   01/01/2007 to 12/31/2007                                              $ 6.95         $ 7.35           9,896,516
   01/01/2008 to 12/31/2008                                              $ 7.35         $ 4.27           9,138,560

AST MFS Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 6.21             262,995
   01/01/2004 to 12/31/2004                                              $ 6.21         $ 6.72             387,463
   01/01/2005 to 12/31/2005                                              $ 6.72         $ 6.98           3,719,318
   01/01/2006 to 12/31/2006                                              $ 6.98         $ 7.48           2,366,611
   01/01/2007 to 12/31/2007                                              $ 7.48         $ 8.42           1,924,706
   01/01/2008 to 12/31/2008                                              $ 8.42         $ 5.24           2,384,441

AST Marsico Capital Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.16             925,591
   01/01/2004 to 12/31/2004                                              $ 8.16         $ 9.22           2,016,277
   01/01/2005 to 12/31/2005                                              $ 9.22         $ 9.63          29,347,495
   01/01/2006 to 12/31/2006                                              $ 9.63         $10.10          24,648,331
   01/01/2007 to 12/31/2007                                              $10.10         $11.35          22,896,973
   01/01/2008 to 12/31/2008                                              $11.35         $ 6.25          21,934,912

AST Goldman Sachs Concentrated Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 4.40             395,905
   01/01/2004 to 12/31/2004                                              $ 4.40         $ 4.46             541,661
   01/01/2005 to 12/31/2005                                              $ 4.46         $ 4.51             598,058
   01/01/2006 to 12/31/2006                                              $ 4.51         $ 4.85             542,823
   01/01/2007 to 12/31/2007                                              $ 4.85         $ 5.40             556,773
   01/01/2008 to 12/31/2008                                              $ 5.40         $ 3.15             517,467

AST DeAm Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.28             137,247
   01/01/2004 to 12/31/2004                                              $ 9.28         $10.72             199,601
   01/01/2005 to 12/31/2005                                              $10.72         $11.45             249,862
   01/01/2006 to 12/31/2006                                              $11.45         $13.63             220,823
   01/01/2007 to 12/31/2007                                              $13.63         $13.48             199,588
   01/01/2008 to 12/31/2008                                              $13.48         $ 8.26             357,327

AST AllianceBernstein Growth + Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.65             154,955
   01/01/2004 to 12/31/2004                                              $ 8.65         $ 9.31             215,645
   01/01/2005 to 12/02/2005                                              $ 9.31         $10.23                   0

AST AllianceBernstein Core Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.62             216,416
   01/01/2004 to 12/31/2004                                              $10.62         $11.83             303,689
   01/01/2005 to 12/31/2005                                              $11.83         $12.20             869,597
   01/01/2006 to 12/31/2006                                              $12.20         $14.47           2,885,427
   01/01/2007 to 12/31/2007                                              $14.47         $13.64           4,758,283
   01/01/2008 to 12/31/2008                                              $13.64         $ 7.75           4,124,590

AST Cohen & Steers Realty Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.47               8,884
   01/01/2004 to 12/31/2004                                              $10.47         $14.12              68,406
   01/01/2005 to 12/31/2005                                              $14.12         $15.85              81,009
   01/01/2006 to 12/31/2006                                              $15.85         $21.18              81,551
   01/01/2007 to 12/31/2007                                              $21.18         $16.57              76,243
   01/01/2008 to 12/31/2008                                              $16.57         $10.52             126,275

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 7.98             293,662
   01/01/2004 to 12/31/2004                                              $ 7.98         $ 8.58             343,296
   01/01/2005 to 12/31/2005                                              $ 8.58         $ 8.69             567,062
   01/01/2006 to 12/31/2006                                              $ 8.69         $ 9.56             479,261
   01/01/2007 to 12/31/2007                                              $ 9.56         $ 9.54             444,324
   01/01/2008 to 12/31/2008                                              $ 9.54         $ 5.71             424,286

AST American Century Income & Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.22             195,232
   01/01/2004 to 12/31/2004                                              $ 8.22         $ 9.04             372,540
   01/01/2005 to 12/31/2005                                              $ 9.04         $ 9.25             370,561
   01/01/2006 to 12/31/2006                                              $ 9.25         $10.56             335,193
   01/01/2007 to 12/31/2007                                              $10.56         $10.31             319,458
   01/01/2008 to 12/31/2008                                              $10.31         $ 6.58             771,578

AST AllianceBernstein Growth & Income Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.88             976,756
   01/01/2004 to 12/31/2004                                              $ 9.88         $10.72           1,731,512
   01/01/2005 to 12/31/2005                                              $10.72         $10.98          26,378,598
   01/01/2006 to 12/31/2006                                              $10.98         $12.59          17,583,959
   01/01/2007 to 12/31/2007                                              $12.59         $12.93          15,042,519
   01/01/2008 to 12/31/2008                                              $12.93         $ 7.50          14,888,690

AST Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.66             347,275
   01/01/2004 to 12/31/2004                                              $ 8.66         $ 9.78             419,818
   01/01/2005 to 12/31/2005                                              $ 9.78         $10.17           1,212,693
   01/01/2006 to 12/31/2006                                              $10.17         $11.78           3,666,066
   01/01/2007 to 12/31/2007                                              $11.78         $11.17           6,338,741
   01/01/2008 to 12/31/2008                                              $11.17         $ 6.39           6,057,693

AST UBS Dynamic Alpha Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.40             303,295
   01/01/2004 to 12/31/2004                                              $ 8.40         $ 9.12             290,887
   01/01/2005 to 12/31/2005                                              $ 9.12         $ 9.53             269,712
   01/01/2006 to 12/31/2006                                              $ 9.53         $10.35             256,302
   01/01/2007 to 12/31/2007                                              $10.35         $10.32           9,818,698
   01/01/2008 to 12/31/2008                                              $10.32         $ 8.31          17,909,520

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.46             196,909
   01/01/2004 to 12/31/2004                                              $ 9.46         $10.08             218,686
   01/01/2005 to 12/31/2005                                              $10.08         $10.30             210,895
   01/01/2006 to 12/31/2006                                              $10.30         $11.05             192,538
   01/01/2007 to 12/31/2007                                              $11.05         $11.76           1,815,549
   01/01/2008 to 12/31/2008                                              $11.76         $ 8.02           2,188,363

AST T. Rowe Price Asset Allocation Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.48               2,741
   01/01/2004 to 12/31/2004                                              $10.48         $11.38              39,231
   01/01/2005 to 12/31/2005                                              $11.38         $11.65              52,235
   01/01/2006 to 12/31/2006                                              $11.65         $12.81             985,266
   01/01/2007 to 12/31/2007                                              $12.81         $13.31          14,732,752
   01/01/2008 to 12/31/2008                                              $13.31         $ 9.64           9,944,782

AST T. Rowe Price Global Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.23             148,319
   01/01/2004 to 12/31/2004                                              $13.23         $14.05             191,816
   01/01/2005 to 12/31/2005                                              $14.05         $13.12           5,107,689
   01/01/2006 to 12/31/2006                                              $13.12         $13.63           3,724,317
   01/01/2007 to 12/31/2007                                              $13.63         $14.61           3,017,953
   01/01/2008 to 12/31/2008                                              $14.61         $13.93           1,722,092

AST High Yield Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.60             346,126
   01/01/2004 to 12/31/2004                                              $10.60         $11.51             545,726
   01/01/2005 to 12/31/2005                                              $11.51         $11.37             610,956
   01/01/2006 to 12/31/2006                                              $11.37         $12.27             534,766
   01/01/2007 to 12/31/2007                                              $12.27         $12.29             381,166
   01/01/2008 to 12/31/2008                                              $12.29         $ 8.94             319,199

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.60             423,485
   01/01/2004 to 12/31/2004                                              $11.60         $12.18             732,155
   01/01/2005 to 12/31/2005                                              $12.18         $12.04           6,285,213
   01/01/2006 to 12/31/2006                                              $12.04         $12.92           4,627,555
   01/01/2007 to 12/31/2007                                              $12.92         $13.40           3,882,503
   01/01/2008 to 12/31/2008                                              $13.40         $10.05           3,023,716

AST PIMCO Total Return Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.76           1,558,557
   01/01/2004 to 12/31/2004                                              $12.76         $13.09           2,344,332
   01/01/2005 to 12/31/2005                                              $13.09         $13.11           5,088,435
   01/01/2006 to 12/31/2006                                              $13.11         $13.30           8,896,833
   01/01/2007 to 12/31/2007                                              $13.30         $14.08          11,765,641
   01/01/2008 to 12/31/2008                                              $14.08         $13.45           6,994,579

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.65             329,629
   01/01/2004 to 12/31/2004                                              $11.65         $11.62           1,143,298
   01/01/2005 to 12/31/2005                                              $11.62         $11.54          14,980,147
   01/01/2006 to 12/31/2006                                              $11.54         $11.72          12,397,970
   01/01/2007 to 12/31/2007                                              $11.72         $12.23          11,467,693
   01/01/2008 to 12/31/2008                                              $12.23         $12.09           6,660,709

AST Money Market Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.13              35,505
   01/01/2004 to 12/31/2004                                              $10.13         $ 9.98             234,402
   01/01/2005 to 12/31/2005                                              $ 9.98         $10.03           1,333,707
   01/01/2006 to 12/31/2006                                              $10.03         $10.25           1,115,761
   01/01/2007 to 12/31/2007                                              $10.25         $10.51           1,044,258
   01/01/2008 to 12/31/2008                                              $10.51         $10.53           2,377,836

Gartmore NVIT Developing Markets

   01/01/2003 to 12/31/2003                                                  --         $10.88                 843
   01/01/2004 to 12/31/2004                                              $10.88         $12.74              25,630
   01/01/2005 to 12/31/2005                                              $12.74         $16.38              67,418
   01/01/2006 to 12/31/2006                                              $16.38         $21.55              61,139
   01/01/2007 to 12/31/2007                                              $21.55         $30.23              65,150
   01/01/2008 to 12/31/2008                                              $30.23         $12.45              49,725

Wells Fargo Advantage VT Equity Income

   01/01/2003 to 12/31/2003                                                  --         $15.29              15,958
   01/01/2004 to 12/31/2004                                              $15.29         $16.60              14,303
   01/01/2005 to 12/31/2005                                              $16.60         $17.10              14,292
   01/01/2006 to 12/31/2006                                              $17.10         $19.81              19,084
   01/01/2007 to 12/31/2007                                              $19.81         $19.91              12,779
   01/01/2008 to 12/31/2008                                              $19.91         $12.36              14,524

AIM V.I. Dynamics Fund

   01/01/2004 to 12/31/2004                                                  --         $11.67               1,825
   01/01/2005 to 12/31/2005                                              $11.67         $12.63               5,547
   01/01/2006 to 12/31/2006                                              $12.63         $14.34               7,221
   01/01/2007 to 12/31/2007                                              $14.34         $15.72              31,271
   01/01/2008 to 12/31/2008                                              $15.72         $ 7.98              18,138

AIM V.I. Technology Fund

   06/30/2008* to 12/31/2008                                             $ 9.92         $ 6.20                   0

AIM V.I. Global Health Care

   01/01/2003 to 12/31/2003                                                  --         $10.85               1,330
   01/01/2004 to 12/31/2004                                              $10.85         $11.41               5,057
   01/01/2005 to 12/31/2005                                              $11.41         $12.06              16,533
   01/01/2006 to 12/31/2006                                              $12.06         $12.41              21,500
   01/01/2007 to 12/31/2007                                              $12.41         $13.57              11,445
   01/01/2008 to 12/31/2008                                              $13.57         $ 9.47              10,538

AIM V.I. Financial Services Fund

   01/01/2003 to 12/31/2003                                                  --         $10.46               1,378
   01/01/2004 to 12/31/2004                                              $10.46         $11.11              15,566
   01/01/2005 to 12/31/2005                                              $11.11         $11.51              32,822
   01/01/2006 to 12/31/2006                                              $11.51         $13.10              34,866
   01/01/2007 to 12/31/2007                                              $13.10         $ 9.96              27,803
   01/01/2008 to 12/31/2008                                              $ 9.96         $ 3.95              33,237

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                                  --         $10.64              81,555
   01/01/2004 to 12/31/2004                                              $10.64         $12.40              83,727
   01/01/2005 to 12/31/2005                                              $12.40         $14.06              86,193
   01/01/2006 to 12/31/2006                                              $14.06         $16.92              74,041
   01/01/2007 to 12/31/2007                                              $16.92         $19.02              66,328
   01/01/2008 to 12/31/2008                                              $19.02         $10.88              68,654

Evergreen VA Special Equity Fund

   01/01/2003 to 12/31/2003                                                  --         $ 8.83              23,503
   01/01/2004 to 12/31/2004                                              $ 8.83         $ 9.13             114,259
   01/01/2005 to 04/15/2005                                              $ 9.13         $ 8.12                   0

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                                  --         $ 8.97              19,658
   01/01/2004 to 12/31/2004                                              $ 8.97         $ 9.40              84,876
   01/01/2005 to 12/31/2005                                              $ 9.40         $ 9.54              62,448
   01/01/2006 to 12/31/2006                                              $ 9.54         $ 9.88              40,425
   01/01/2007 to 12/31/2007                                              $ 9.88         $10.82              27,192
   01/01/2008 to 12/31/2008                                              $10.82         $ 7.70              24,749

Evergreen VA Growth Fund

   04/15/2005* to 12/31/2005                                             $ 9.82         $11.39              62,076
   01/01/2006 to 12/31/2006                                              $11.39         $12.36              32,852
   01/01/2007 to 12/31/2007                                              $12.36         $13.42              27,357
   01/01/2008 to 12/31/2008                                              $13.42         $ 7.72              19,329

ProFund VP Europe 30

   01/01/2003 to 12/31/2003                                                  --         $11.09               3,060
   01/01/2004 to 12/31/2004                                              $11.09         $12.39              17,205
   01/01/2005 to 12/31/2005                                              $12.39         $13.09              19,794
   01/01/2006 to 12/31/2006                                              $13.09         $15.04              37,776
   01/01/2007 to 12/31/2007                                              $15.04         $16.84              35,168
   01/01/2008 to 12/31/2008                                              $16.84         $ 9.22              16,443

ProFund VP Asia 30

   01/01/2003 to 12/31/2003                                                  --         $10.43               1,873
   01/01/2004 to 12/31/2004                                              $10.43         $10.14              28,325
   01/01/2005 to 12/31/2005                                              $10.14         $11.84              27,061
   01/01/2006 to 12/31/2006                                              $11.84         $16.12              46,104
   01/01/2007 to 12/31/2007                                              $16.12         $23.28              67,939
   01/01/2008 to 12/31/2008                                              $23.28         $11.19              49,894

ProFund VP Japan

   01/01/2004 to 12/31/2004                                                  --         $10.35               8,278
   01/01/2005 to 12/31/2005                                              $10.35         $14.35              38,811
   01/01/2006 to 12/31/2006                                              $14.35         $15.55              39,065
   01/01/2007 to 12/31/2007                                              $15.55         $13.68               9,009
   01/01/2008 to 12/31/2008                                              $13.68         $ 7.91              46,920

ProFund VP Banks

   01/01/2004 to 12/31/2004                                                  --         $11.58              20,936
   01/01/2005 to 12/31/2005                                              $11.58         $11.30              10,959
   01/01/2006 to 12/31/2006                                              $11.30         $12.75              12,157
   01/01/2007 to 12/31/2007                                              $12.75         $ 9.06               2,021
   01/01/2008 to 12/31/2008                                              $ 9.06         $ 4.70              12,370

ProFund VP Basic Materials

   01/01/2004 to 12/31/2004                                                  --         $12.43              15,658
   01/01/2005 to 12/31/2005                                              $12.43         $12.45              43,709
   01/01/2006 to 12/31/2006                                              $12.45         $14.06              22,698
   01/01/2007 to 12/31/2007                                              $14.06         $17.96              19,556
   01/01/2008 to 12/31/2008                                              $17.96         $ 8.53              27,323

ProFund VP Consumer Services

   01/01/2004 to 12/31/2004                                                  --         $10.69               2,087
   01/01/2005 to 12/31/2005                                              $10.69         $ 9.96                 856
   01/01/2006 to 12/31/2006                                              $ 9.96         $10.91                 855
   01/01/2007 to 12/31/2007                                              $10.91         $ 9.78                 854
   01/01/2008 to 12/31/2008                                              $ 9.78         $ 6.56              19,124

ProFund VP Consumer Goods Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.67               4,737
   01/01/2004 to 12/31/2004                                              $10.67         $11.40               9,175
   01/01/2005 to 12/31/2005                                              $11.40         $11.10               8,502
   01/01/2006 to 12/31/2006                                              $11.10         $12.22               5,595
   01/01/2007 to 12/31/2007                                              $12.22         $12.85              10,373
   01/01/2008 to 12/31/2008                                              $12.85         $ 9.21               3,661

ProFund VP Oil & Gas

   01/01/2004 to 12/31/2004                                                  --         $13.80              29,672
   01/01/2005 to 12/31/2005                                              $13.80         $17.71              31,117
   01/01/2006 to 12/31/2006                                              $17.71         $20.89              45,074
   01/01/2007 to 12/31/2007                                              $20.89         $27.05              72,208
   01/01/2008 to 12/31/2008                                              $27.05         $16.67              43,174

ProFund VP Financials

   01/01/2004 to 12/31/2004                                                  --         $11.26              15,974
   01/01/2005 to 12/31/2005                                              $11.26         $11.45              24,234
   01/01/2006 to 12/31/2006                                              $11.45         $13.14              18,864
   01/01/2007 to 12/31/2007                                              $13.14         $10.38              28,975
   01/01/2008 to 12/31/2008                                              $10.38         $ 5.02              11,391

ProFund VP Health Care

   01/01/2004 to 12/31/2004                                                  --         $10.65               5,322
   01/01/2005 to 12/31/2005                                              $10.65         $11.04               8,927
   01/01/2006 to 12/31/2006                                              $11.04         $11.36              25,213
   01/01/2007 to 12/31/2007                                              $11.36         $11.83              14,308
   01/01/2008 to 12/31/2008                                              $11.83         $ 8.76              15,300

ProFund VP Industrials

   01/01/2004 to 12/31/2004                                                  --         $12.08               4,381
   01/01/2005 to 12/31/2005                                              $12.08         $12.10               3,013
   01/01/2006 to 12/31/2006                                              $12.10         $13.20               2,469
   01/01/2007 to 12/31/2007                                              $13.20         $14.42               4,693
   01/01/2008 to 12/31/2008                                              $14.42         $ 8.39               6,570

ProFund VP Pharmaceuticals

   01/01/2004 to 12/31/2004                                                  --         $ 9.44               5,382
   01/01/2005 to 12/31/2005                                              $ 9.44         $ 8.87               8,146
   01/01/2006 to 12/31/2006                                              $ 8.87         $ 9.73              14,863
   01/01/2007 to 12/31/2007                                              $ 9.73         $ 9.73               2,626
   01/01/2008 to 12/31/2008                                              $ 9.73         $ 7.66              33,572

ProFund VP Precious Metals

   01/01/2004 to 12/31/2004                                                  --         $10.17              93,541
   01/01/2005 to 12/31/2005                                              $10.17         $12.56              98,463
   01/01/2006 to 12/31/2006                                              $12.56         $13.18             100,916
   01/01/2007 to 12/31/2007                                              $13.18         $15.78             190,655
   01/01/2008 to 12/31/2008                                              $15.78         $10.68             150,615

ProFund VP Real Estate

   01/01/2004 to 12/31/2004                                                  --         $13.06              22,857
   01/01/2005 to 12/31/2005                                              $13.06         $13.63              11,101
   01/01/2006 to 12/31/2006                                              $13.63         $17.65              12,978
   01/01/2007 to 12/31/2007                                              $17.65         $13.87               8,885
   01/01/2008 to 12/31/2008                                              $13.87         $ 7.96               9,660

ProFund VP Telecommunications

   01/01/2004 to 12/31/2004                                                  --         $12.54               4,099
   01/01/2005 to 12/31/2005                                              $12.54         $11.44                 482
   01/01/2006 to 12/31/2006                                              $11.44         $15.02              11,713
   01/01/2007 to 12/31/2007                                              $15.02         $15.91               3,844
   01/01/2008 to 12/31/2008                                              $15.91         $10.20              32,436

ProFund VP Utilities

   01/01/2004 to 12/31/2004                                                  --         $12.51              21,365
   01/01/2005 to 12/31/2005                                              $12.51         $13.82              22,152
   01/01/2006 to 12/31/2006                                              $13.82         $16.11              34,957
   01/01/2007 to 12/31/2007                                              $16.11         $18.24             112,953
   01/01/2008 to 12/31/2008                                              $18.24         $12.35              36,248

ProFund VP Bull

   01/01/2003 to 12/31/2003                                                  --         $10.58                 427
   01/01/2004 to 12/31/2004                                              $10.58         $11.25              31,600
   01/01/2005 to 12/31/2005                                              $11.25         $11.30              65,965
   01/01/2006 to 12/31/2006                                              $11.30         $12.55             113,098
   01/01/2007 to 12/31/2007                                              $12.55         $12.71              65,994
   01/01/2008 to 12/31/2008                                              $12.71         $ 7.74             107,086

ProFund VP Bear

   01/01/2003 to 12/31/2003                                                  --         $ 9.29               7,927
   01/01/2004 to 12/31/2004                                              $ 9.29         $ 8.15              10,709
   01/01/2005 to 12/31/2005                                              $ 8.15         $ 7.86              27,580
   01/01/2006 to 12/31/2006                                              $ 7.86         $ 7.10             128,536
   01/01/2007 to 12/31/2007                                              $ 7.10         $ 6.99             128,086
   01/01/2008 to 12/31/2008                                              $ 6.99         $ 9.55              39,414

ProFund VP NASDAQ-100

   01/01/2004 to 12/31/2004                                                  --         $10.92              28,507
   01/01/2005 to 12/31/2005                                              $10.92         $10.69              74,795
   01/01/2006 to 12/31/2006                                              $10.69         $11.02              22,270
   01/01/2007 to 12/31/2007                                              $11.02         $12.67              39,384
   01/01/2008 to 12/31/2008                                              $12.67         $ 7.12              35,995

ProFund VP Short NASDAQ-100

   01/01/2003 to 12/31/2003                                                  --         $ 9.49               7,708
   01/01/2004 to 12/31/2004                                              $ 9.49         $ 8.24                   0
   01/01/2005 to 12/31/2005                                              $ 8.24         $ 8.13              48,058
   01/01/2006 to 12/31/2006                                              $ 8.13         $ 7.83             100,168
   01/01/2007 to 12/31/2007                                              $ 7.83         $ 6.77              64,235
   01/01/2008 to 12/31/2008                                              $ 6.77         $ 9.81               1,410

ProFund VP Mid-Cap Value

   01/01/2003 to 12/31/2003                                                  --         $10.77               3,516
   01/01/2004 to 12/31/2004                                              $10.77         $12.20              39,454
   01/01/2005 to 12/31/2005                                              $12.20         $12.98              35,137
   01/01/2006 to 12/31/2006                                              $12.98         $14.25              33,707
   01/01/2007 to 12/31/2007                                              $14.25         $14.07              49,396
   01/01/2008 to 12/31/2008                                              $14.07         $ 8.76              55,681

ProFund VP Mid-Cap Growth

   01/01/2003 to 12/31/2003                                                  --         $10.24               3,933
   01/01/2004 to 12/31/2004                                              $10.24         $11.12              21,341
   01/01/2005 to 12/31/2005                                              $11.12         $12.09              34,563
   01/01/2006 to 12/31/2006                                              $12.09         $12.29              24,037
   01/01/2007 to 12/31/2007                                              $12.29         $13.42              20,198
   01/01/2008 to 12/31/2008                                              $13.42         $ 8.03              19,253

ProFund VP UltraMid-Cap

   01/01/2004 to 12/31/2004                                                  --         $13.86              27,449
   01/01/2005 to 12/31/2005                                              $13.86         $15.97              31,080
   01/01/2006 to 12/31/2006                                              $15.97         $17.27              20,470
   01/01/2007 to 12/31/2007                                              $17.27         $17.89              16,036
   01/01/2008 to 12/31/2008                                              $17.89         $ 5.69               8,054

ProFund VP Small-Cap Value

   01/01/2003 to 12/31/2003                                                  --         $10.67               4,223
   01/01/2004 to 12/31/2004                                              $10.67         $12.53              31,732
   01/01/2005 to 12/31/2005                                              $12.53         $12.74              21,091
   01/01/2006 to 12/31/2006                                              $12.74         $14.62              24,783
   01/01/2007 to 12/31/2007                                              $14.62         $13.26              24,467
   01/01/2008 to 12/31/2008                                              $13.26         $ 8.98              25,091

ProFund VP Small-Cap Growth

   01/01/2003 to 12/31/2003                                                  --         $10.44               2,529
   01/01/2004 to 12/31/2004                                              $10.44         $12.23              42,134
   01/01/2005 to 12/31/2005                                              $12.23         $12.85              63,388
   01/01/2006 to 12/31/2006                                              $12.85         $13.65              42,177
   01/01/2007 to 12/31/2007                                              $13.65         $13.88              21,833
   01/01/2008 to 12/31/2008                                              $13.88         $ 8.95              22,429

ProFund VP U.S. Government Plus

   01/01/2004 to 12/31/2004                                                  --         $10.80               4,588
   01/01/2005 to 12/31/2005                                              $10.80         $11.51              48,140
   01/01/2006 to 12/31/2006                                              $11.51         $10.74              17,741
   01/01/2007 to 12/31/2007                                              $10.74         $11.56              15,483
   01/01/2008 to 12/31/2008                                              $11.56         $16.92              41,973

ProFund VP Rising Rates Opportunity

   01/01/2004 to 12/31/2004                                                  --         $ 8.31             219,942
   01/01/2005 to 12/31/2005                                              $ 8.31         $ 7.48             241,713
   01/01/2006 to 12/31/2006                                              $ 7.48         $ 8.05             112,427
   01/01/2007 to 12/31/2007                                              $ 8.05         $ 7.46              67,151
   01/01/2008 to 12/31/2008                                              $ 7.46         $ 4.52              57,625

ACCESS VP High Yield Fund

   05/02/2005* to 12/31/2005                                             $10.00         $10.52                   0
   01/01/2006 to 12/31/2006                                              $10.52         $11.27                   0
   01/01/2007 to 12/31/2007                                              $11.27         $11.58                   0
   01/01/2008 to 12/31/2008                                              $11.58         $10.80                   0

First Trust Target Focus Four Portfolio

   01/28/2008* to 12/31/2008                                             $10.21         $ 6.08              10,685

Global Dividend Target 15
   formerly, First Trust Global Dividend Target 15

   01/01/2004 to 12/31/2004                                                  --         $11.80               6,777
   01/01/2005 to 12/31/2005                                              $11.80         $12.71              17,500
   01/01/2006 to 12/31/2006                                              $12.71         $17.20              45,884
   01/01/2007 to 12/31/2007                                              $17.20         $19.05              57,536
   01/01/2008 to 12/31/2008                                              $19.05         $10.66              37,037

Target Managed VIP Portfolio
   formerly, First Trust Managed VIP

   01/01/2004 to 12/31/2004                                                  --         $11.28              40,194
   01/01/2005 to 12/31/2005                                              $11.28         $11.82              63,365
   01/01/2006 to 12/31/2006                                              $11.82         $12.89              59,186
   01/01/2007 to 12/31/2007                                              $12.89         $13.79              47,941
   01/01/2008 to 12/31/2008                                              $13.79         $ 7.44              24,434

NASDAQ Target 15 Portfolio
   formerly, First Trust NASDAQ Target 15

   06/30/2008* to 12/31/2008                                             $ 9.89         $ 5.95                   0

S&P Target 24 Portfolio
   formerly, First Trust S&P Target 24

   01/01/2004 to 12/31/2004                                                  --         $10.70              11,933
   01/01/2005 to 12/31/2005                                              $10.70         $10.90              31,931
   01/01/2006 to 12/31/2006                                              $10.90         $10.96               9,548
   01/01/2007 to 12/31/2007                                              $10.96         $11.16               8,726
   01/01/2008 to 12/31/2008                                              $11.16         $ 7.86              10,121

The DOW DART 10 Portfolio
   formerly, First Trust Dow Target 10

   01/01/2004 to 12/31/2004                                                  --         $10.44               3,913
   01/01/2005 to 12/31/2005                                              $10.44         $ 9.88               7,887
   01/01/2006 to 12/31/2006                                              $ 9.88         $12.12              20,362
   01/01/2007 to 12/31/2007                                              $12.12         $11.93              12,409
   01/01/2008 to 12/31/2008                                              $11.93         $ 8.33               7,072

The DOW Target Dividend Portfolio
   formerly, First Trust Dow Target Dividend

   05/02/2005* to 12/31/2005                                             $10.00         $ 9.72              20,831
   01/01/2006 to 12/31/2006                                              $ 9.72         $11.23              34,158
   01/01/2007 to 12/31/2007                                              $11.23         $11.09              26,796
   01/01/2008 to 12/31/2008                                              $11.09         $ 6.45              17,555

Value Line Target 25 Portfolio
   formerly, First Trust Value Line Target 25

   06/30/2008* to 12/31/2008                                             $ 9.90         $ 4.53                   0

ProFund VP Large-Cap Growth

   01/01/2004 to 12/31/2004                                                  --         $10.37                 554
   01/01/2005 to 12/31/2005                                              $10.37         $10.23              22,430
   01/01/2006 to 12/31/2006                                              $10.23         $10.91              57,956
   01/01/2007 to 12/31/2007                                              $10.91         $11.40              49,727
   01/01/2008 to 12/31/2008                                              $11.40         $ 7.19              24,210

ProFund VP Large-Cap Value

   01/01/2004 to 12/31/2004                                                  --         $10.36                 554
   01/01/2005 to 12/31/2005                                              $10.36         $10.43              11,553
   01/01/2006 to 12/31/2006                                              $10.43         $12.10              36,084
   01/01/2007 to 12/31/2007                                              $12.10         $11.85              49,947
   01/01/2008 to 12/31/2008                                              $11.85         $ 6.89              32,277

Prudential SP International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.52               6,604
   01/01/2005 to 12/31/2005                                              $10.52         $11.97              28,433
   01/01/2006 to 12/31/2006                                              $11.97         $14.17              28,194
   01/01/2007 to 12/31/2007                                              $14.17         $16.56              38,253
   01/01/2008 to 12/31/2008                                              $16.56         $ 8.04              14,320

AST Aggressive Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $ 9.99               1,583
   01/01/2006 to 12/31/2006                                              $ 9.99         $11.30              87,538
   01/01/2007 to 12/31/2007                                              $11.30         $12.10              77,715
   01/01/2008 to 12/31/2008                                              $12.10         $ 6.82             112,381

AST Capital Growth Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.00           5,254,502
   01/01/2006 to 12/31/2006                                              $10.00         $11.11          85,438,169
   01/01/2007 to 12/31/2007                                              $11.11         $11.92         150,334,869
   01/01/2008 to 12/31/2008                                              $11.92         $ 7.58         101,095,109

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.01           4,054,794
   01/01/2006 to 12/31/2006                                              $10.01         $10.94          60,459,906
   01/01/2007 to 12/31/2007                                              $10.94         $11.68         102,797,613
   01/01/2008 to 12/31/2008                                              $11.68         $ 7.78          75,453,329

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.02           1,320,556
   01/01/2006 to 12/31/2006                                              $10.02         $10.83          13,643,567
   01/01/2007 to 12/31/2007                                              $10.83         $11.55          28,754,710
   01/01/2008 to 12/31/2008                                              $11.55         $ 8.05          25,276,368

AST Preservation Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.03             318,272
   01/01/2006 to 12/31/2006                                              $10.03         $10.59           7,378,914
   01/01/2007 to 12/31/2007                                              $10.59         $11.25          15,878,486
   01/01/2008 to 12/31/2008                                              $11.25         $ 8.85          31,839,577

AST Advanced Strategies Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.61          15,585,099
   01/01/2007 to 12/31/2007                                              $10.61         $11.35          40,026,136
   01/01/2008 to 12/31/2008                                              $11.35         $ 7.79          28,466,422

AST First Trust Balanced Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.53          14,453,011
   01/01/2007 to 12/31/2007                                              $10.53         $11.17          39,197,527
   01/01/2008 to 12/31/2008                                              $11.17         $ 7.15          23,823,391

AST First Trust Capital Appreciation Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.43          16,318,465
   01/01/2007 to 12/31/2007                                              $10.43         $11.36          47,156,856
   01/01/2008 to 12/31/2008                                              $11.36         $ 6.58          31,425,844

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $11.50             334,109
   01/01/2008 to 12/31/2008                                              $11.50         $ 7.28           1,661,195

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.03             205,441
   01/01/2008 to 12/31/2008                                              $10.03         $ 7.10           2,073,853

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.18             156,130
   01/01/2008 to 12/31/2008                                              $10.18         $ 6.90           1,187,111

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.16              89,776
   01/01/2008 to 12/31/2008                                              $10.16         $ 7.53           1,501,593

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.99             275,326
   01/01/2008 to 12/31/2008                                              $ 9.99         $ 7.11           1,382,568

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.97             993,285
   01/01/2008 to 12/31/2008                                              $ 9.97         $ 9.24           3,325,125

AST Investment Grade Bond Portfolio

   06/30/2008* to 12/31/2008                                             $10.01         $10.91           1,214,623

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                             $10.00         $11.25           1,472,001

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                             $10.00         $11.98             794,529

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                             $10.00         $12.05             945,503

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.17         $ 6.10               8,921

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.56              14,499

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.45             439,198

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08         $ 6.62           1,777,633



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus or HD GRO with DB (2.40%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.68              13,590
   01/01/2004 to 12/31/2004                                              $12.68         $14.49              38,292
   01/01/2005 to 12/31/2005                                              $14.49         $15.70             109,651
   01/01/2006 to 12/31/2006                                              $15.70         $18.82             139,284
   01/01/2007 to 12/31/2007                                              $18.82         $20.10             121,848
   01/01/2008 to 12/31/2008                                              $20.10         $11.50               5,521

AST International Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.28              32,626
   01/01/2004 to 12/31/2004                                              $13.28         $15.05             325,809
   01/01/2005 to 12/31/2005                                              $15.05         $17.12             679,350
   01/01/2006 to 12/31/2006                                              $17.12         $20.22             712,804
   01/01/2007 to 12/31/2007                                              $20.22         $23.49             855,005
   01/01/2008 to 12/31/2008                                              $23.49         $11.41             538,783

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.79               1,767
   01/01/2004 to 12/31/2004                                              $12.79         $15.11              16,366
   01/01/2005 to 12/31/2005                                              $15.11         $16.77              38,769
   01/01/2006 to 12/31/2006                                              $16.77         $20.86             275,245
   01/01/2007 to 12/31/2007                                              $20.86         $23.98             491,747
   01/01/2008 to 12/31/2008                                              $23.98         $13.10             460,577

AST MFS Global Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.24               6,069
   01/01/2004 to 12/31/2004                                              $12.24         $14.14              26,943
   01/01/2005 to 12/31/2005                                              $14.14         $14.85              56,909
   01/01/2006 to 12/31/2006                                              $14.85         $18.01             101,940
   01/01/2007 to 12/31/2007                                              $18.01         $19.23              68,457
   01/01/2008 to 12/31/2008                                              $19.23         $12.39               2,169

AST Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.43               4,691
   01/01/2004 to 12/31/2004                                              $13.43         $12.19              23,253
   01/01/2005 to 12/31/2005                                              $12.19         $12.08              34,896
   01/01/2006 to 12/31/2006                                              $12.08         $13.28             184,362
   01/01/2007 to 12/31/2007                                              $13.28         $13.88             319,309
   01/01/2008 to 12/31/2008                                              $13.88         $ 8.81             286,461

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.98               3,753
   01/01/2004 to 12/31/2004                                              $13.98         $14.94              18,825
   01/01/2005 to 12/31/2005                                              $14.94         $14.63              28,321
   01/01/2006 to 12/31/2006                                              $14.63         $15.39              30,263
   01/01/2007 to 12/31/2007                                              $15.39         $17.83              33,041
   01/01/2008 to 12/31/2008                                              $17.83         $10.00                 256

AST Federated Aggressive Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $16.30              20,181
   01/01/2004 to 12/31/2004                                              $16.30         $19.58              95,514
   01/01/2005 to 12/31/2005                                              $19.58         $20.92             227,163
   01/01/2006 to 12/31/2006                                              $20.92         $23.05             272,241
   01/01/2007 to 12/31/2007                                              $23.05         $25.02             337,378
   01/01/2008 to 12/31/2008                                              $25.02         $13.65             211,869

AST Goldman Sachs Small-Cap Value Portfolio

   01/01/2005 to 12/31/2005                                              $16.29         $16.69                 160
   01/01/2006 to 12/31/2006                                              $16.69         $19.10                 155
   01/01/2007 to 12/31/2007                                              $19.10         $17.69                 178
   01/01/2008 to 12/31/2008                                              $17.69         $12.66                  15

AST Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.35              34,978
   01/01/2004 to 12/31/2004                                              $13.35         $15.17             166,852
   01/01/2005 to 12/31/2005                                              $15.17         $15.80             417,154
   01/01/2006 to 12/31/2006                                              $15.80         $18.51             522,079
   01/01/2007 to 12/31/2007                                              $18.51         $17.05             695,175
   01/01/2008 to 12/31/2008                                              $17.05         $11.69             443,446

AST DeAm Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $14.11                 879
   01/01/2004 to 12/31/2004                                              $14.11         $16.81              14,277
   01/01/2005 to 12/31/2005                                              $16.81         $16.61              29,832
   01/01/2006 to 12/31/2006                                              $16.61         $19.44              48,430
   01/01/2007 to 12/31/2007                                              $19.44         $15.60              44,811
   01/01/2008 to 07/18/2008                                              $15.60         $14.23                   0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.68              12,201
   01/01/2004 to 12/31/2004                                              $12.68         $14.39             124,672
   01/01/2005 to 12/31/2005                                              $14.39         $14.72             279,700
   01/01/2006 to 12/31/2006                                              $14.72         $15.27             238,489
   01/01/2007 to 12/31/2007                                              $15.27         $17.78             205,076
   01/01/2008 to 12/31/2008                                              $17.78         $10.28              22,556

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.11               5,407
   01/01/2004 to 12/31/2004                                              $12.11         $13.72              38,051
   01/01/2005 to 12/31/2005                                              $13.72         $15.20             107,424
   01/01/2006 to 12/31/2006                                              $15.20         $16.92             115,940
   01/01/2007 to 12/31/2007                                              $16.92         $20.18             139,590
   01/01/2008 to 12/31/2008                                              $20.18         $11.19              38,578

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.27              21,843
   01/01/2004 to 12/31/2004                                              $13.27         $15.91             154,749
   01/01/2005 to 12/31/2005                                              $15.91         $17.40             325,521
   01/01/2006 to 12/31/2006                                              $17.40         $18.81             305,380
   01/01/2007 to 12/31/2007                                              $18.81         $18.93             291,027
   01/01/2008 to 12/31/2008                                              $18.93         $10.67              11,886

AST Alger All-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.38               4,810
   01/01/2004 to 12/31/2004                                              $12.38         $13.10              22,732
   01/01/2005 to 12/02/2005                                              $13.10         $14.93                   0

AST Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.31               1,455
   01/01/2004 to 12/31/2004                                              $13.31         $14.98               8,849
   01/01/2005 to 12/31/2005                                              $14.98         $15.41              18,056
   01/01/2006 to 12/31/2006                                              $15.41         $17.19              19,757
   01/01/2007 to 12/31/2007                                              $17.19         $17.23              28,654
   01/01/2008 to 12/31/2008                                              $17.23         $10.41              62,572

AST T. Rowe Price Natural Resources Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.60               1,035
   01/01/2004 to 12/31/2004                                              $13.60         $17.41              37,779
   01/01/2005 to 12/31/2005                                              $17.41         $22.33              78,875
   01/01/2006 to 12/31/2006                                              $22.33         $25.25              93,241
   01/01/2007 to 12/31/2007                                              $25.25         $34.62             107,281
   01/01/2008 to 12/31/2008                                              $34.62         $16.90               1,934

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.27               8,067
   01/01/2004 to 12/31/2004                                              $11.27         $11.63              15,562
   01/01/2005 to 12/31/2005                                              $11.63         $13.22              41,142
   01/01/2006 to 12/31/2006                                              $13.22         $13.63             919,208
   01/01/2007 to 12/31/2007                                              $13.63         $14.40           1,769,228
   01/01/2008 to 12/31/2008                                              $14.40         $ 8.35           1,830,240

AST MFS Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.35              10,550
   01/01/2004 to 12/31/2004                                              $11.35         $12.26              52,718
   01/01/2005 to 12/31/2005                                              $12.26         $12.72             212,707
   01/01/2006 to 12/31/2006                                              $12.72         $13.62             200,801
   01/01/2007 to 12/31/2007                                              $13.62         $15.30             170,640
   01/01/2008 to 12/31/2008                                              $15.30         $ 9.51             111,688

AST Marsico Capital Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.23              70,776
   01/01/2004 to 12/31/2004                                              $12.23         $13.80             578,919
   01/01/2005 to 12/31/2005                                              $13.80         $14.39           1,322,888
   01/01/2006 to 12/31/2006                                              $14.39         $15.06           1,850,986
   01/01/2007 to 12/31/2007                                              $15.06         $16.90           2,418,869
   01/01/2008 to 12/31/2008                                              $16.90         $ 9.29           1,680,683

AST Goldman Sachs Concentrated Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.56                 242
   01/01/2004 to 12/31/2004                                              $11.56         $11.70              10,426
   01/01/2005 to 12/31/2005                                              $11.70         $11.80              32,085
   01/01/2006 to 12/31/2006                                              $11.80         $12.67              61,298
   01/01/2007 to 12/31/2007                                              $12.67         $14.09              85,237
   01/01/2008 to 12/31/2008                                              $14.09         $ 8.21               1,772

AST DeAm Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.32               4,412
   01/01/2004 to 12/31/2004                                              $12.32         $14.21              16,355
   01/01/2005 to 12/31/2005                                              $14.21         $15.16              24,769
   01/01/2006 to 12/31/2006                                              $15.16         $18.01              64,513
   01/01/2007 to 12/31/2007                                              $18.01         $17.79              82,988
   01/01/2008 to 12/31/2008                                              $17.79         $10.88              39,048

AST AllianceBernstein Growth + Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.04               1,041
   01/01/2004 to 12/31/2004                                              $12.04         $12.93               7,165
   01/01/2005 to 12/02/2005                                              $12.93         $14.20                   0

AST AllianceBernstein Core Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.62              10,893
   01/01/2004 to 12/31/2004                                              $12.62         $14.03              49,912
   01/01/2005 to 12/31/2005                                              $14.03         $14.45              88,839
   01/01/2006 to 12/31/2006                                              $14.45         $17.11             733,091
   01/01/2007 to 12/31/2007                                              $17.11         $16.10           1,285,924
   01/01/2008 to 12/31/2008                                              $16.10         $ 9.13           1,259,992

AST Cohen & Steers Realty Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.84               8,189
   01/01/2004 to 12/31/2004                                              $13.84         $18.64              17,014
   01/01/2005 to 12/31/2005                                              $18.64         $20.89              49,397
   01/01/2006 to 12/31/2006                                              $20.89         $27.88              84,382
   01/01/2007 to 12/31/2007                                              $27.88         $21.78              61,759
   01/01/2008 to 12/31/2008                                              $21.78         $13.81              17,748

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.18               4,899
   01/01/2004 to 12/31/2004                                              $12.18         $13.08               9,296
   01/01/2005 to 12/31/2005                                              $13.08         $13.22              42,373
   01/01/2006 to 12/31/2006                                              $13.22         $14.52              60,178
   01/01/2007 to 12/31/2007                                              $14.52         $14.47              58,887
   01/01/2008 to 12/31/2008                                              $14.47         $ 8.65               7,873

AST American Century Income & Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.43               4,612
   01/01/2004 to 12/31/2004                                              $12.43         $13.65              25,550
   01/01/2005 to 12/31/2005                                              $13.65         $13.95              46,622
   01/01/2006 to 12/31/2006                                              $13.95         $15.91              69,176
   01/01/2007 to 12/31/2007                                              $15.91         $15.51             102,616
   01/01/2008 to 12/31/2008                                              $15.51         $ 9.87              84,224

AST AllianceBernstein Growth & Income Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.70              69,435
   01/01/2004 to 12/31/2004                                              $12.70         $13.76             564,502
   01/01/2005 to 12/31/2005                                              $13.76         $14.07           1,367,534
   01/01/2006 to 12/31/2006                                              $14.07         $16.11           1,130,820
   01/01/2007 to 12/31/2007                                              $16.11         $16.52           1,101,906
   01/01/2008 to 12/31/2008                                              $16.52         $ 9.57             401,455

AST Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.58                 332
   01/01/2004 to 12/31/2004                                              $11.58         $13.05              37,159
   01/01/2005 to 12/31/2005                                              $13.05         $13.56              86,799
   01/01/2006 to 12/31/2006                                              $13.56         $15.68             871,822
   01/01/2007 to 12/31/2007                                              $15.68         $14.84           1,530,351
   01/01/2008 to 12/31/2008                                              $14.84         $ 8.48           1,717,935

AST UBS Dynamic Alpha Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.58               1,169
   01/01/2004 to 12/31/2004                                              $11.58         $12.56               2,849
   01/01/2005 to 12/31/2005                                              $12.56         $13.11              12,494
   01/01/2006 to 12/31/2006                                              $13.11         $14.22              15,434
   01/01/2007 to 12/31/2007                                              $14.22         $14.15           1,711,698
   01/01/2008 to 12/31/2008                                              $14.15         $11.37           4,834,657

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.56              11,783
   01/01/2004 to 12/31/2004                                              $11.56         $12.29              18,231
   01/01/2005 to 12/31/2005                                              $12.29         $12.55              42,898
   01/01/2006 to 12/31/2006                                              $12.55         $13.44              18,651
   01/01/2007 to 12/31/2007                                              $13.44         $14.28             381,348
   01/01/2008 to 12/31/2008                                              $14.28         $ 9.73             527,840

AST T. Rowe Price Asset Allocation Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.05              31,706
   01/01/2004 to 12/31/2004                                              $12.05         $13.08              46,336
   01/01/2005 to 12/31/2005                                              $13.08         $13.36              75,063
   01/01/2006 to 12/31/2006                                              $13.36         $14.67             220,578
   01/01/2007 to 12/31/2007                                              $14.67         $15.22           3,446,067
   01/01/2008 to 12/31/2008                                              $15.22         $11.00           3,892,435

AST T. Rowe Price Global Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.35              12,591
   01/01/2004 to 12/31/2004                                              $11.35         $12.04             137,089
   01/01/2005 to 12/31/2005                                              $12.04         $11.22             331,045
   01/01/2006 to 12/31/2006                                              $11.22         $11.64             323,151
   01/01/2007 to 12/31/2007                                              $11.64         $12.45             374,975
   01/01/2008 to 12/31/2008                                              $12.45         $11.86               8,768

AST High Yield Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.17              28,237
   01/01/2004 to 12/31/2004                                              $12.17         $13.20              54,058
   01/01/2005 to 12/31/2005                                              $13.20         $13.02              79,371
   01/01/2006 to 12/31/2006                                              $13.02         $14.03             134,168
   01/01/2007 to 12/31/2007                                              $14.03         $14.03             189,608
   01/01/2008 to 12/31/2008                                              $14.03         $10.20              62,088

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.85              28,346
   01/01/2004 to 12/31/2004                                              $11.85         $12.42             155,764
   01/01/2005 to 12/31/2005                                              $12.42         $12.27             465,230
   01/01/2006 to 12/31/2006                                              $12.27         $13.15             414,839
   01/01/2007 to 12/31/2007                                              $13.15         $13.61             285,389
   01/01/2008 to 12/31/2008                                              $13.61         $10.19              22,158

AST PIMCO Total Return Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.45             119,982
   01/01/2004 to 12/31/2004                                              $10.45         $10.70             476,033
   01/01/2005 to 12/31/2005                                              $10.70         $10.71             420,795
   01/01/2006 to 12/31/2006                                              $10.71         $10.84           2,181,127
   01/01/2007 to 12/31/2007                                              $10.84         $11.46           3,832,171
   01/01/2008 to 12/31/2008                                              $11.46         $10.93           2,193,275

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.16              35,430
   01/01/2004 to 12/31/2004                                              $10.16         $10.12             301,108
   01/01/2005 to 12/31/2005                                              $10.12         $10.04           1,095,565
   01/01/2006 to 12/31/2006                                              $10.04         $10.17           1,341,592
   01/01/2007 to 12/31/2007                                              $10.17         $10.60           1,570,063
   01/01/2008 to 12/31/2008                                              $10.60         $10.46             592,710

AST Money Market Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.80             149,705
   01/01/2004 to 12/31/2004                                              $ 9.80         $ 9.65             432,144
   01/01/2005 to 12/31/2005                                              $ 9.65         $ 9.68           1,112,865
   01/01/2006 to 12/31/2006                                              $ 9.68         $ 9.88             777,755
   01/01/2007 to 12/31/2007                                              $ 9.88         $10.11           1,331,062
   01/01/2008 to 12/31/2008                                              $10.11         $10.12           1,352,613

Gartmore NVIT Developing Markets

   01/01/2003 to 12/31/2003                                                  --         $15.47               1,871
   01/01/2004 to 12/31/2004                                              $15.47         $18.09              17,121
   01/01/2005 to 12/31/2005                                              $18.09         $23.22              71,337
   01/01/2006 to 12/31/2006                                              $23.22         $30.50              60,883
   01/01/2007 to 12/31/2007                                              $30.50         $42.72              79,754
   01/01/2008 to 12/31/2008                                              $42.72         $17.57               1,024

Wells Fargo Advantage VT Equity Income

   01/01/2004 to 12/31/2004                                                  --         $13.22                 480
   01/01/2005 to 12/31/2005                                              $13.22         $13.59               5,640
   01/01/2006 to 12/31/2006                                              $13.59         $15.73              17,620
   01/01/2007 to 12/31/2007                                              $15.73         $15.78              33,562
   01/01/2008 to 12/31/2008                                              $15.78         $ 9.78                 145

AIM V.I. Dynamics Fund

   01/01/2003 to 12/31/2003                                                  --         $13.05               3,083
   01/01/2004 to 12/31/2004                                              $13.05         $14.43               4,253
   01/01/2005 to 12/31/2005                                              $14.43         $15.60               5,984
   01/01/2006 to 12/31/2006                                              $15.60         $17.68              13,025
   01/01/2007 to 12/31/2007                                              $17.68         $19.35               8,406
   01/01/2008 to 12/31/2008                                              $19.35         $ 9.81                  22

AIM V.I. Technology Fund

   06/30/2008* to 12/31/2008                                             $ 9.92         $ 6.19                   0

AIM V.I. Global Health Care

   01/01/2004 to 12/31/2004                                                  --         $12.45               5,438
   01/01/2005 to 12/31/2005                                              $12.45         $13.14              26,387
   01/01/2006 to 12/31/2006                                              $13.14         $13.50              30,522
   01/01/2007 to 12/31/2007                                              $13.50         $14.73              32,928
   01/01/2008 to 12/31/2008                                              $14.73         $10.26               1,844

AIM V.I. Financial Services Fund

   01/01/2003 to 12/31/2003                                                  --         $12.54                 751
   01/01/2004 to 12/31/2004                                              $12.54         $13.30               8,806
   01/01/2005 to 12/31/2005                                              $13.30         $13.75              17,882
   01/01/2006 to 12/31/2006                                              $13.75         $15.63              20,329
   01/01/2007 to 12/31/2007                                              $15.63         $11.86              18,656
   01/01/2008 to 12/31/2008                                              $11.86         $ 4.69                 746

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                                  --         $12.71               1,395
   01/01/2004 to 12/31/2004                                              $12.71         $14.78               7,362
   01/01/2005 to 12/31/2005                                              $14.78         $16.74              21,181
   01/01/2006 to 12/31/2006                                              $16.74         $20.12              32,343
   01/01/2007 to 12/31/2007                                              $20.12         $22.58              49,950
   01/01/2008 to 12/31/2008                                              $22.58         $12.89                 770

Evergreen VA Special Equity Fund

   01/01/2004 to 12/31/2004                                                  --         $15.09               3,411
   01/01/2005 to 04/15/2005                                              $15.09         $13.41                   0

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                                  --         $13.13               1,855
   01/01/2004 to 12/31/2004                                              $13.13         $13.74               3,028
   01/01/2005 to 12/31/2005                                              $13.74         $13.93               4,390
   01/01/2006 to 12/31/2006                                              $13.93         $14.41               6,159
   01/01/2007 to 12/31/2007                                              $14.41         $15.74               5,954
   01/01/2008 to 12/31/2008                                              $15.74         $11.19                 381

Evergreen VA Growth Fund

   04/15/2005* to 12/31/2005                                             $ 9.82         $11.38               8,394
   01/01/2006 to 12/31/2006                                              $11.38         $12.33              16,564
   01/01/2007 to 12/31/2007                                              $12.33         $13.36              21,136
   01/01/2008 to 12/31/2008                                              $13.36         $ 7.68                 124

ProFund VP Europe 30

   01/01/2004 to 12/31/2004                                                  --         $14.64               7,739
   01/01/2005 to 12/31/2005                                              $14.64         $15.45               4,515
   01/01/2006 to 12/31/2006                                              $15.45         $17.72              17,612
   01/01/2007 to 12/31/2007                                              $17.72         $19.81              45,754
   01/01/2008 to 12/31/2008                                              $19.81         $10.83                   0

ProFund VP Asia 30

   01/01/2004 to 12/31/2004                                                  --         $15.40               5,612
   01/01/2005 to 12/31/2005                                              $15.40         $17.97              25,189
   01/01/2006 to 12/31/2006                                              $17.97         $24.43              44,724
   01/01/2007 to 12/31/2007                                              $24.43         $35.22              48,755
   01/01/2008 to 12/31/2008                                              $35.22         $16.90                 100

ProFund VP Japan

   01/01/2004 to 12/31/2004                                                  --         $13.26               7,559
   01/01/2005 to 12/31/2005                                              $13.26         $18.35              23,865
   01/01/2006 to 12/31/2006                                              $18.35         $19.85              35,884
   01/01/2007 to 12/31/2007                                              $19.85         $17.43              24,259
   01/01/2008 to 12/31/2008                                              $17.43         $10.07               2,212

ProFund VP Banks

   01/01/2003 to 12/31/2003                                                  --         $12.79               1,039
   01/01/2004 to 12/31/2004                                              $12.79         $13.95                 788
   01/01/2005 to 12/31/2005                                              $13.95         $13.60               1,138
   01/01/2006 to 12/31/2006                                              $13.60         $15.32               8,544
   01/01/2007 to 12/31/2007                                              $15.32         $10.87               8,941
   01/01/2008 to 12/31/2008                                              $10.87         $ 5.63               2,941

ProFund VP Basic Materials

   01/01/2004 to 12/31/2004                                                  --         $14.28               3,155
   01/01/2005 to 12/31/2005                                              $14.28         $14.27             377,373
   01/01/2006 to 12/31/2006                                              $14.27         $16.09              17,804
   01/01/2007 to 12/31/2007                                              $16.09         $20.52              38,287
   01/01/2008 to 12/31/2008                                              $20.52         $ 9.73               1,810

ProFund VP Consumer Services

   01/01/2003 to 12/31/2003                                                  --         $11.59               3,817
   01/01/2004 to 12/31/2004                                              $11.59         $12.17               1,211
   01/01/2005 to 12/31/2005                                              $12.17         $11.33                 934
   01/01/2006 to 12/31/2006                                              $11.33         $12.38               3,025
   01/01/2007 to 12/31/2007                                              $12.38         $11.09               1,833
   01/01/2008 to 12/31/2008                                              $11.09         $ 7.42                 250

ProFund VP Consumer Goods Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.20               1,731
   01/01/2005 to 12/31/2005                                              $12.20         $11.86               2,705
   01/01/2006 to 12/31/2006                                              $11.86         $13.04               4,679
   01/01/2007 to 12/31/2007                                              $13.04         $13.69              15,224
   01/01/2008 to 12/31/2008                                              $13.69         $ 9.80                 482

ProFund VP Oil & Gas

   01/01/2003 to 12/31/2003                                                  --         $12.07               2,434
   01/01/2004 to 12/31/2004                                              $12.07         $15.23              14,353
   01/01/2005 to 12/31/2005                                              $15.23         $19.52              47,094
   01/01/2006 to 12/31/2006                                              $19.52         $22.99             138,252
   01/01/2007 to 12/31/2007                                              $22.99         $29.72              77,955
   01/01/2008 to 12/31/2008                                              $29.72         $18.29               1,586

ProFund VP Financials

   01/01/2004 to 12/31/2004                                                  --         $13.33               1,103
   01/01/2005 to 12/31/2005                                              $13.33         $13.53               4,104
   01/01/2006 to 12/31/2006                                              $13.53         $15.50              21,324
   01/01/2007 to 12/31/2007                                              $15.50         $12.24               9,395
   01/01/2008 to 12/31/2008                                              $12.24         $ 5.91                  56

ProFund VP Health Care

   01/01/2003 to 12/31/2003                                                  --         $10.99               2,123
   01/01/2004 to 12/31/2004                                              $10.99         $10.98               4,035
   01/01/2005 to 12/31/2005                                              $10.98         $11.36              16,109
   01/01/2006 to 12/31/2006                                              $11.36         $11.67              36,508
   01/01/2007 to 12/31/2007                                              $11.67         $12.14              32,025
   01/01/2008 to 12/31/2008                                              $12.14         $ 8.97               1,571

ProFund VP Industrials

   01/01/2004 to 12/31/2004                                                  --         $14.12                 945
   01/01/2005 to 12/31/2005                                              $14.12         $14.12                 664
   01/01/2006 to 12/31/2006                                              $14.12         $15.38               3,032
   01/01/2007 to 12/31/2007                                              $15.38         $16.77               5,387
   01/01/2008 to 12/31/2008                                              $16.77         $ 9.74                 201

ProFund VP Pharmaceuticals

   01/01/2003 to 12/31/2003                                                  --         $ 9.91               1,646
   01/01/2004 to 12/31/2004                                              $ 9.91         $ 8.78               3,939
   01/01/2005 to 12/31/2005                                              $ 8.78         $ 8.25               4,239
   01/01/2006 to 12/31/2006                                              $ 8.25         $ 9.03              59,783
   01/01/2007 to 12/31/2007                                              $ 9.03         $ 9.02              13,834
   01/01/2008 to 12/31/2008                                              $ 9.02         $ 7.08               1,858

ProFund VP Precious Metals

   01/01/2003 to 12/31/2003                                                  --         $15.35               1,458
   01/01/2004 to 12/31/2004                                              $15.35         $13.49               7,072
   01/01/2005 to 12/31/2005                                              $13.49         $16.64              44,065
   01/01/2006 to 12/31/2006                                              $16.64         $17.43             148,574
   01/01/2007 to 12/31/2007                                              $17.43         $20.83              54,917
   01/01/2008 to 12/31/2008                                              $20.83         $14.08              11,039

ProFund VP Real Estate

   01/01/2004 to 12/31/2004                                                  --         $16.45                 629
   01/01/2005 to 12/31/2005                                              $16.45         $17.14              10,494
   01/01/2006 to 12/31/2006                                              $17.14         $22.17              32,136
   01/01/2007 to 12/31/2007                                              $22.17         $17.39              18,608
   01/01/2008 to 12/31/2008                                              $17.39         $ 9.97               1,827

ProFund VP Telecommunications

   01/01/2004 to 12/31/2004                                                  --         $11.31              11,741
   01/01/2005 to 12/31/2005                                              $11.31         $10.30              14,202
   01/01/2006 to 12/31/2006                                              $10.30         $13.50              43,184
   01/01/2007 to 12/31/2007                                              $13.50         $14.28              14,887
   01/01/2008 to 12/31/2008                                              $14.28         $ 9.14               1,935

ProFund VP Utilities

   01/01/2004 to 12/31/2004                                                  --         $14.84               7,490
   01/01/2005 to 12/31/2005                                              $14.84         $16.38              12,802
   01/01/2006 to 12/31/2006                                              $16.38         $19.06              25,289
   01/01/2007 to 12/31/2007                                              $19.06         $21.54              63,326
   01/01/2008 to 12/31/2008                                              $21.54         $14.57               2,079

ProFund VP Bull

   01/01/2003 to 12/31/2003                                                  --         $11.94              10,714
   01/01/2004 to 12/31/2004                                              $11.94         $12.68              88,697
   01/01/2005 to 12/31/2005                                              $12.68         $12.72              45,152
   01/01/2006 to 12/31/2006                                              $12.72         $14.11             197,843
   01/01/2007 to 12/31/2007                                              $14.11         $14.26              61,197
   01/01/2008 to 12/31/2008                                              $14.26         $ 8.67              21,941

ProFund VP Bear

   01/01/2003 to 12/31/2003                                                  --         $ 7.45              13,622
   01/01/2004 to 12/31/2004                                              $ 7.45         $ 6.52              14,578
   01/01/2005 to 12/31/2005                                              $ 6.52         $ 6.28              52,030
   01/01/2006 to 12/31/2006                                              $ 6.28         $ 5.67              29,474
   01/01/2007 to 12/31/2007                                              $ 5.67         $ 5.57              40,820
   01/01/2008 to 12/31/2008                                              $ 5.57         $ 7.60              14,838

ProFund VP NASDAQ-100

   01/01/2004 to 12/31/2004                                                  --         $14.19              32,376
   01/01/2005 to 12/31/2005                                              $14.19         $13.88               7,108
   01/01/2006 to 12/31/2006                                              $13.88         $14.28              21,352
   01/01/2007 to 12/31/2007                                              $14.28         $16.40              47,836
   01/01/2008 to 12/31/2008                                              $16.40         $ 9.20               1,870

ProFund VP Short NASDAQ-100

   01/01/2003 to 12/31/2003                                                  --         $ 6.38              16,907
   01/01/2004 to 12/31/2004                                              $ 6.38         $ 5.54              16,306
   01/01/2005 to 12/31/2005                                              $ 5.54         $ 5.45              18,601
   01/01/2006 to 12/31/2006                                              $ 5.45         $ 5.24              12,891
   01/01/2007 to 12/31/2007                                              $ 5.24         $ 4.53              14,100
   01/01/2008 to 12/31/2008                                              $ 4.53         $ 6.55               2,465

ProFund VP Mid-Cap Value

   01/01/2003 to 12/31/2003                                                  --         $13.33                 916
   01/01/2004 to 12/31/2004                                              $13.33         $15.08              12,473
   01/01/2005 to 12/31/2005                                              $15.08         $16.02              32,273
   01/01/2006 to 12/31/2006                                              $16.02         $17.56              54,436
   01/01/2007 to 12/31/2007                                              $17.56         $17.30              16,790
   01/01/2008 to 12/31/2008                                              $17.30         $10.76                 635

ProFund VP Mid-Cap Growth

   01/01/2003 to 12/31/2003                                                 --         $12.25               1,274
   01/01/2004 to 12/31/2004                                             $12.25         $13.28               6,489
   01/01/2005 to 12/31/2005                                             $13.28         $14.42              32,799
   01/01/2006 to 12/31/2006                                             $14.42         $14.63              42,481
   01/01/2007 to 12/31/2007                                             $14.63         $15.95              37,386
   01/01/2008 to 12/31/2008                                             $15.95         $ 9.53               1,091

ProFund VP UltraMid-Cap

   01/01/2003 to 12/31/2003                                                  --         $16.37                 557
   01/01/2004 to 12/31/2004                                              $16.37         $20.40               2,161
   01/01/2005 to 12/31/2005                                              $20.40         $23.47              33,020
   01/01/2006 to 12/31/2006                                              $23.47         $25.35               7,780
   01/01/2007 to 12/31/2007                                              $25.35         $26.21              13,702
   01/01/2008 to 12/31/2008                                              $26.21         $ 8.32                  48

ProFund VP Small-Cap Value

   01/01/2003 to 12/31/2003                                                  --         $13.33              28,687
   01/01/2004 to 12/31/2004                                              $13.33         $15.63              29,856
   01/01/2005 to 12/31/2005                                              $15.63         $15.86              32,218
   01/01/2006 to 12/31/2006                                              $15.86         $18.18              52,464
   01/01/2007 to 12/31/2007                                              $18.18         $16.46              14,409
   01/01/2008 to 12/31/2008                                              $16.46         $11.14               1,870

ProFund VP Small-Cap Growth

   01/01/2003 to 12/31/2003                                                  --         $12.98              30,164
   01/01/2004 to 12/31/2004                                              $12.98         $15.17               9,388
   01/01/2005 to 12/31/2005                                              $15.17         $15.93              31,782
   01/01/2006 to 12/31/2006                                              $15.93         $16.89              17,685
   01/01/2007 to 12/31/2007                                              $16.89         $17.15              20,138
   01/01/2008 to 12/31/2008                                              $17.15         $11.04               1,422

ProFund VP U.S. Government Plus

   01/01/2004 to 12/31/2004                                                  --         $10.23              13,114
   01/01/2005 to 12/31/2005                                              $10.23         $10.89              35,357
   01/01/2006 to 12/31/2006                                              $10.89         $10.14              25,734
   01/01/2007 to 12/31/2007                                              $10.14         $10.90              96,242
   01/01/2008 to 12/31/2008                                              $10.90         $15.93               6,795

ProFund VP Rising Rates Opportunity

   01/01/2003 to 12/31/2003                                                  --         $ 9.07              10,876
   01/01/2004 to 12/31/2004                                              $ 9.07         $ 7.89              52,002
   01/01/2005 to 12/31/2005                                              $ 7.89         $ 7.09             127,133
   01/01/2006 to 12/31/2006                                              $ 7.09         $ 7.62             113,335
   01/01/2007 to 12/31/2007                                              $ 7.62         $ 7.05              81,045
   01/01/2008 to 12/31/2008                                              $ 7.05         $ 4.27              16,755

ACCESS VP High Yield Fund

   05/02/2005* to 12/31/2005                                             $10.00         $10.51                   0
   01/01/2006 to 12/31/2006                                              $10.51         $11.24                   0
   01/01/2007 to 12/31/2007                                              $11.24         $11.54                   0
   01/01/2008 to 12/31/2008                                              $11.54         $10.74                   0

First Trust Target Focus Four Portfolio

   01/28/2008* to 12/31/2008                                             $10.21         $ 6.07                   0

Global Dividend Target 15
   formerly, First Trust Global Dividend Target 15

   01/01/2004 to 12/31/2004                                                  --         $11.79               4,718
   01/01/2005 to 12/31/2005                                              $11.79         $12.68              30,022
   01/01/2006 to 12/31/2006                                              $12.68         $17.13              82,358
   01/01/2007 to 12/31/2007                                              $17.13         $18.95              88,767
   01/01/2008 to 12/31/2008                                              $18.95         $10.58               2,114

Target Managed VIP Portfolio
   formerly, First Trust Managed VIP

   01/01/2004 to 12/31/2004                                                  --         $11.27             217,324
   01/01/2005 to 12/31/2005                                              $11.27         $11.79             168,306
   01/01/2006 to 12/31/2006                                              $11.79         $12.84             181,427
   01/01/2007 to 12/31/2007                                              $12.84         $13.71             155,689
   01/01/2008 to 12/31/2008                                              $13.71         $ 7.38               1,700

S&P Target 24 Portfolio
   formerly, First Trust S&P Target 24

   01/01/2004 to 12/31/2004                                                  --         $10.69               3,409
   01/01/2005 to 12/31/2005                                              $10.69         $10.87              21,189
   01/01/2006 to 12/31/2006                                              $10.87         $10.92              41,025
   01/01/2007 to 12/31/2007                                              $10.92         $11.10              31,201
   01/01/2008 to 12/31/2008                                              $11.10         $ 7.81               2,170

The DOW DART 10 Portfolio
   formerly, First Trust Dow Target 10

   01/01/2004 to 12/31/2004                                                  --         $10.43              10,531
   01/01/2005 to 12/31/2005                                              $10.43         $ 9.85              16,903
   01/01/2006 to 12/31/2006                                              $ 9.85         $12.07              26,252
   01/01/2007 to 12/31/2007                                              $12.07         $11.86              17,941
   01/01/2008 to 12/31/2008                                              $11.86         $ 8.28               2,319

The DOW Target Dividend Portfolio
   formerly, First Trust Dow Target Dividend

   05/02/2005* to 12/31/2005                                             $10.00         $ 9.71              86,134
   01/01/2006 to 12/31/2006                                              $ 9.71         $11.20             130,711
   01/01/2007 to 12/31/2007                                              $11.20         $11.05              94,930
   01/01/2008 to 12/31/2008                                              $11.05         $ 6.41               1,940

ProFund VP Large-Cap Growth

   01/01/2004 to 12/31/2004                                                  --         $10.37                  84
   01/01/2005 to 12/31/2005                                              $10.37         $10.21              47,332
   01/01/2006 to 12/31/2006                                              $10.21         $10.87              43,930
   01/01/2007 to 12/31/2007                                              $10.87         $11.35              81,239
   01/01/2008 to 12/31/2008                                              $11.35         $ 7.14                 281

ProFund VP Large-Cap Value

   01/01/2004 to 12/31/2004                                                  --         $10.36                  84
   01/01/2005 to 12/31/2005                                              $10.36         $10.42              52,611
   01/01/2006 to 12/31/2006                                              $10.42         $12.07              63,859
   01/01/2007 to 12/31/2007                                              $12.07         $11.79              41,316
   01/01/2008 to 12/31/2008                                              $11.79         $ 6.85               2,493

Prudential SP International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.52               4,127
   01/01/2005 to 12/31/2005                                              $10.52         $11.95              11,713
   01/01/2006 to 12/31/2006                                              $11.95         $14.12               8,042
   01/01/2007 to 12/31/2007                                              $14.12         $16.48               8,669
   01/01/2008 to 12/31/2008                                              $16.48         $ 7.99                 447

AST Aggressive Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $ 9.99              25,430
   01/01/2006 to 12/31/2006                                              $ 9.99         $11.28           1,073,254
   01/01/2007 to 12/31/2007                                              $11.28         $12.06           1,617,295
   01/01/2008 to 12/31/2008                                              $12.06         $ 6.79                 302

AST Capital Growth Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.00              16,971
   01/01/2006 to 12/31/2006                                              $10.00         $11.10          20,521,001
   01/01/2007 to 12/31/2007                                              $11.10         $11.88          38,450,981
   01/01/2008 to 12/31/2008                                              $11.88         $ 7.55          31,116,728

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

    12/05/2005* to 12/31/2005                                            $10.00         $10.01             163,627
    01/01/2006 to 12/31/2006                                             $10.01         $10.92          14,589,935
    01/01/2007 to 12/31/2007                                             $10.92         $11.64          29,251,802
    01/01/2008 to 12/31/2008                                             $11.64         $ 7.74          24,717,771

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.02              13,140
   01/01/2006 to 12/31/2006                                              $10.02         $10.81           4,001,767
   01/01/2007 to 12/31/2007                                              $10.81         $11.51           8,342,773
   01/01/2008 to 12/31/2008                                              $11.51         $ 8.01          10,023,046

AST Preservation Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.03                   0
   01/01/2006 to 12/31/2006                                              $10.03         $10.57           1,499,884
   01/01/2007 to 12/31/2007                                              $10.57         $11.22           3,925,955
   01/01/2008 to 12/31/2008                                              $11.22         $ 8.81          10,704,894

AST Advanced Strategies Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.60           6,532,178
   01/01/2007 to 12/31/2007                                              $10.60         $11.32          13,390,877
   01/01/2008 to 12/31/2008                                              $11.32         $ 7.76          12,101,558

AST First Trust Balanced Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.52           5,666,822
   01/01/2007 to 12/31/2007                                              $10.52         $11.14          11,614,050
   01/01/2008 to 12/31/2008                                              $11.14         $ 7.12          10,075,618

AST First Trust Capital Appreciation Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.42           6,956,467
   01/01/2007 to 12/31/2007                                              $10.42         $11.33          14,403,062
   01/01/2008 to 12/31/2008                                              $11.33         $ 6.56          12,640,349

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $11.50              57,289
   01/01/2008 to 12/31/2008                                              $11.50         $ 7.27             427,045

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.03              48,233
   01/01/2008 to 12/31/2008                                              $10.03         $ 7.09             629,705

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.18               8,617
   01/01/2008 to 12/31/2008                                              $10.18         $ 6.88             165,374

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.16              45,106
   01/01/2008 to 12/31/2008                                              $10.16         $ 7.52             676,506

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.99              67,117
   01/01/2008 to 12/31/2008                                              $ 9.99         $ 7.10             488,536

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.97             509,680
   01/01/2008 to 12/31/2008                                              $ 9.97         $ 9.22           1,371,484

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.17         $ 6.09               2,070

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.55                   0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.45             207,524

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08         $ 6.61             385,586



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB or Combo 5%/HAV and HD GRO or HAV, EBP and HD GRO (2.50%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD    AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.32              20,718
   01/01/2005 to 12/31/2005                                              $12.32         $13.34             106,225
   01/01/2006 to 12/31/2006                                              $13.34         $15.97              82,946
   01/01/2007 to 12/31/2007                                              $15.97         $17.04              77,659
   01/01/2008 to 12/31/2008                                              $17.04          $9.74              79,562

AST International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.94             135,829
   01/01/2005 to 12/31/2005                                              $11.94         $13.57           1,293,920
   01/01/2006 to 12/31/2006                                              $13.57         $16.00             963,415
   01/01/2007 to 12/31/2007                                              $16.00         $18.57             790,932
   01/01/2008 to 12/31/2008                                              $18.57          $9.01             833,518

AST International Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.70               5,736
   01/01/2005 to 12/31/2005                                              $12.70         $14.09              43,459
   01/01/2006 to 12/31/2006                                              $14.09         $17.51             121,348
   01/01/2007 to 12/31/2007                                              $17.51         $20.10             187,309
   01/01/2008 to 12/31/2008                                              $20.10         $10.98             182,276

AST MFS Global Equity Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.40               5,188
   01/01/2005 to 12/31/2005                                              $12.40         $13.01              13,204
   01/01/2006 to 12/31/2006                                              $13.01         $15.76              25,474
   01/01/2007 to 12/31/2007                                              $15.76         $16.81              31,605
   01/01/2008 to 12/31/2008                                              $16.81         $10.82              30,846

AST Small-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --          $9.32               1,043
   01/01/2005 to 12/31/2005                                               $9.32          $9.23              24,623
   01/01/2006 to 12/31/2006                                               $9.23         $10.13              77,033
   01/01/2007 to 12/31/2007                                              $10.13         $10.58             115,278
   01/01/2008 to 12/31/2008                                              $10.58          $6.71             110,050

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.03               3,398
   01/01/2005 to 12/31/2005                                              $11.03         $10.79               7,166
   01/01/2006 to 12/31/2006                                              $10.79         $11.34              23,735
   01/01/2007 to 12/31/2007                                              $11.34         $13.13              14,955
   01/01/2008 to 12/31/2008                                              $13.13          $7.35               9,096

AST Federated Aggressive Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.64              53,866
   01/01/2005 to 12/31/2005                                              $12.64         $13.49             565,771
   01/01/2006 to 12/31/2006                                              $13.49         $14.85             447,606
   01/01/2007 to 12/31/2007                                              $14.85         $16.10             364,297
   01/01/2008 to 12/31/2008                                              $16.10          $8.77             349,875

AST Goldman Sachs Small-Cap Value Portfolio

   01/01/2005 to 12/31/2005                                              $12.68         $12.98                   0
   01/01/2006 to 12/31/2006                                              $12.98         $14.84                   0
   01/01/2007 to 12/31/2007                                              $14.84         $13.73                   0
   01/01/2008 to 12/31/2008                                              $13.73          $9.82               4,474

AST Small-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.11              91,011
   01/01/2005 to 12/31/2005                                              $12.11         $12.59             705,874
   01/01/2006 to 12/31/2006                                              $12.59         $14.74             545,945
   01/01/2007 to 12/31/2007                                              $14.74         $13.56             551,748
   01/01/2008 to 12/31/2008                                              $13.56          $9.29             476,508

AST DeAm Small-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.71                 634
   01/01/2005 to 12/31/2005                                              $12.71         $12.54              12,111
   01/01/2006 to 12/31/2006                                              $12.54         $14.67              18,719
   01/01/2007 to 12/31/2007                                              $14.67         $11.76              15,122
   01/01/2008 to 07/18/2008                                              $11.76         $10.72                   0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.91              33,665
   01/01/2005 to 12/31/2005                                              $11.91         $12.17             369,860
   01/01/2006 to 12/31/2006                                              $12.17         $12.61             271,316
   01/01/2007 to 12/31/2007                                              $12.61         $14.67             213,414
   01/01/2008 to 12/31/2008                                              $14.67          $8.47             183,064

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.70              18,225
   01/01/2005 to 12/31/2005                                              $11.70         $12.95              41,730
   01/01/2006 to 12/31/2006                                              $12.95         $14.40              39,249
   01/01/2007 to 12/31/2007                                              $14.40         $17.16              43,581
   01/01/2008 to 12/31/2008                                              $17.16          $9.50              40,390

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.97              95,076
   01/01/2005 to 12/31/2005                                              $12.97         $14.18             576,056
   01/01/2006 to 12/31/2006                                              $14.18         $15.31             426,677
   01/01/2007 to 12/31/2007                                              $15.31         $15.40             354,002
   01/01/2008 to 12/31/2008                                              $15.40          $8.67             309,446

AST Alger All-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.73               6,346
   01/01/2005 to 12/02/2005                                              $10.73         $12.22                   0

AST Mid-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.11               7,555
   01/01/2005 to 12/31/2005                                              $12.11         $12.45              10,096
   01/01/2006 to 12/31/2006                                              $12.45         $13.87               8,659
   01/01/2007 to 12/31/2007                                              $13.87         $13.89              13,084
   01/01/2008 to 12/31/2008                                              $13.89          $8.38              34,218

AST T. Rowe Price Natural Resources Portfolio

   01/01/2004 to 12/31/2004                                                  --         $14.36              13,775
   01/01/2005 to 12/31/2005                                              $14.36         $18.40              42,481
   01/01/2006 to 12/31/2006                                              $18.40         $20.78              51,959
   01/01/2007 to 12/31/2007                                              $20.78         $28.47              55,348
   01/01/2008 to 12/31/2008                                              $28.47         $13.88              53,372

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.57               4,945
   01/01/2005 to 12/31/2005                                              $10.57         $12.00              16,121
   01/01/2006 to 12/31/2006                                              $12.00         $12.36             314,236
   01/01/2007 to 12/31/2007                                              $12.36         $13.04             527,304
   01/01/2008 to 12/31/2008                                              $13.04          $7.56             518,624

AST MFS Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.00              33,939
   01/01/2005 to 12/31/2005                                              $11.00         $11.41             282,113
   01/01/2006 to 12/31/2006                                              $11.41         $12.20             201,367
   01/01/2007 to 12/31/2007                                              $12.20         $13.69             156,590
   01/01/2008 to 12/31/2008                                              $13.69          $8.50             146,312

AST Marsico Capital Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.61             263,104
   01/01/2005 to 12/31/2005                                              $11.61         $12.09           2,709,441
   01/01/2006 to 12/31/2006                                              $12.09         $12.64           2,285,303
   01/01/2007 to 12/31/2007                                              $12.64         $14.17           1,988,621
   01/01/2008 to 12/31/2008                                              $14.17          $7.78           1,923,113

AST Goldman Sachs Concentrated Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.54              12,303
   01/01/2005 to 12/31/2005                                              $10.54         $10.62              11,547
   01/01/2006 to 12/31/2006                                              $10.62         $11.39              16,680
   01/01/2007 to 12/31/2007                                              $11.39         $12.66              23,829
   01/01/2008 to 12/31/2008                                              $12.66          $7.37              29,418

AST DeAm Large-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.25               6,163
   01/01/2005 to 12/31/2005                                              $12.25         $13.06              20,481
   01/01/2006 to 12/31/2006                                              $13.06         $15.50              24,606
   01/01/2007 to 12/31/2007                                              $15.50         $15.29              33,434
   01/01/2008 to 12/31/2008                                              $15.29          $9.35              36,417

AST AllianceBernstein Growth + Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.15               1,191
   01/01/2005 to 12/02/2005                                              $11.15         $12.24                   0

AST AllianceBernstein Core Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.86              57,669
   01/01/2005 to 12/31/2005                                              $11.86         $12.21             207,462
   01/01/2006 to 12/31/2006                                              $12.21         $14.44             383,107
   01/01/2007 to 12/31/2007                                              $14.44         $13.58             477,745
   01/01/2008 to 12/31/2008                                              $13.58          $7.69             498,738

AST Cohen & Steers Realty Portfolio

   01/01/2004 to 12/31/2004                                                  --         $14.07               5,246
   01/01/2005 to 12/31/2005                                              $14.07         $15.76              20,509
   01/01/2006 to 12/31/2006                                              $15.76         $21.01              34,372
   01/01/2007 to 12/31/2007                                              $21.01         $16.40              20,153
   01/01/2008 to 12/31/2008                                              $16.40         $10.38              35,655

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.31              43,627
   01/01/2005 to 12/31/2005                                              $11.31         $11.42              49,554
   01/01/2006 to 12/31/2006                                              $11.42         $12.54              53,218
   01/01/2007 to 12/31/2007                                              $12.54         $12.48              44,427
   01/01/2008 to 12/31/2008                                              $12.48          $7.46              35,676

AST American Century Income & Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.72               7,406
   01/01/2005 to 12/31/2005                                              $11.72         $11.96              15,334
   01/01/2006 to 12/31/2006                                              $11.96         $13.63               9,301
   01/01/2007 to 12/31/2007                                              $13.63         $13.27              11,829
   01/01/2008 to 12/31/2008                                              $13.27          $8.44              13,191

AST AllianceBernstein Growth & Income Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.50             228,955
   01/01/2005 to 12/31/2005                                              $11.50         $11.75           2,705,503
   01/01/2006 to 12/31/2006                                              $11.75         $13.43           1,822,699
   01/01/2007 to 12/31/2007                                              $13.43         $13.76           1,543,446
   01/01/2008 to 12/31/2008                                              $13.76          $7.96           1,454,713

AST Large-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.75              23,032
   01/01/2005 to 12/31/2005                                              $11.75         $12.19             143,888
   01/01/2006 to 12/31/2006                                              $12.19         $14.08             350,356
   01/01/2007 to 12/31/2007                                              $14.08         $13.32             519,815
   01/01/2008 to 12/31/2008                                              $13.32          $7.60             548,258

AST UBS Dynamic Alpha Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.23               2,193
   01/01/2005 to 12/31/2005                                              $11.23         $11.71               3,071
   01/01/2006 to 12/31/2006                                              $11.71         $12.69              11,174
   01/01/2007 to 12/31/2007                                              $12.69         $12.61           1,325,512
   01/01/2008 to 12/31/2008                                              $12.61         $10.13           2,523,092

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.98                 125
   01/01/2005 to 12/31/2005                                              $10.98         $11.19                 210
   01/01/2006 to 12/31/2006                                              $11.19         $11.97              12,492
   01/01/2007 to 12/31/2007                                              $11.97         $12.71             196,568
   01/01/2008 to 12/31/2008                                              $12.71          $8.65             322,701

AST T. Rowe Price Asset Allocation Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.35               9,372
   01/01/2005 to 12/31/2005                                              $11.35         $11.58              40,171
   01/01/2006 to 12/31/2006                                              $11.58         $12.71             114,890
   01/01/2007 to 12/31/2007                                              $12.71         $13.17           2,777,159
   01/01/2008 to 12/31/2008                                              $13.17          $9.51           1,922,262

AST T. Rowe Price Global Bond Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.94              43,652
   01/01/2005 to 12/31/2005                                              $10.94         $10.19             769,442
   01/01/2006 to 12/31/2006                                              $10.19         $10.56             567,601
   01/01/2007 to 12/31/2007                                              $10.56         $11.29             433,996
   01/01/2008 to 12/31/2008                                              $11.29         $10.74             267,335

AST High Yield Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.24              65,084
   01/01/2005 to 12/31/2005                                              $11.24         $11.09             220,087
   01/01/2006 to 12/31/2006                                              $11.09         $11.93             199,447
   01/01/2007 to 12/31/2007                                              $11.93         $11.92             134,569
   01/01/2008 to 12/31/2008                                              $11.92          $8.65              93,825

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.88              85,669
   01/01/2005 to 12/31/2005                                              $10.88         $10.73             725,723
   01/01/2006 to 12/31/2006                                              $10.73         $11.49             538,793
   01/01/2007 to 12/31/2007                                              $11.49         $11.88             442,880
   01/01/2008 to 12/31/2008                                              $11.88          $8.89             353,757

AST PIMCO Total Return Bond Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.32             323,335
   01/01/2005 to 12/31/2005                                              $10.32         $10.31             839,171
   01/01/2006 to 12/31/2006                                              $10.31         $10.43           1,377,323
   01/01/2007 to 12/31/2007                                              $10.43         $11.01           1,587,154
   01/01/2008 to 12/31/2008                                              $11.01         $10.49           1,079,087

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2004 to 12/31/2004                                                  --          $9.96             240,337
   01/01/2005 to 12/31/2005                                               $9.96          $9.87           1,998,602
   01/01/2006 to 12/31/2006                                               $9.87          $9.99           1,612,557
   01/01/2007 to 12/31/2007                                               $9.99         $10.40           1,436,855
   01/01/2008 to 12/31/2008                                              $10.40         $10.25             925,839

AST Money Market Portfolio

   01/01/2004 to 12/31/2004                                                  --          $9.79              61,321
   01/01/2005 to 12/31/2005                                               $9.79          $9.81             668,385
   01/01/2006 to 12/31/2006                                               $9.81         $10.00             326,626
   01/01/2007 to 12/31/2007                                              $10.00         $10.23             858,633
   01/01/2008 to 12/31/2008                                              $10.23         $10.22           1,415,779

Gartmore NVIT Developing Markets

   01/01/2004 to 12/31/2004                                                  --         $12.70              11,161
   01/01/2005 to 12/31/2005                                              $12.70         $16.29              14,188
   01/01/2006 to 12/31/2006                                              $16.29         $21.38              20,396
   01/01/2007 to 12/31/2007                                              $21.38         $29.91              35,589
   01/01/2008 to 12/31/2008                                              $29.91         $12.29              18,792

Wells Fargo Advantage VT Equity Income

   01/01/2004 to 12/31/2004                                                  --         $11.61                  13
   01/01/2005 to 12/31/2005                                              $11.61         $11.93                  51
   01/01/2006 to 12/31/2006                                              $11.93         $13.79               3,491
   01/01/2007 to 12/31/2007                                              $13.79         $13.82               4,173
   01/01/2008 to 12/31/2008                                              $13.82          $8.56               4,102

AIM V.I. Dynamics Fund

   01/01/2004 to 12/31/2004                                                  --         $11.63                  13
   01/01/2005 to 12/31/2005                                              $11.63         $12.56               1,614
   01/01/2006 to 12/31/2006                                              $12.56         $14.22               3,920
   01/01/2007 to 12/31/2007                                              $14.22         $15.55               3,611
   01/01/2008 to 12/31/2008                                              $15.55          $7.87               2,141

AIM V.I. Technology Fund

   06/30/2008* to 12/31/2008                                              $9.92          $6.19                   0

AIM V.I. Global Health Care

   01/01/2004 to 12/31/2004                                                  --         $11.38               2,157
   01/01/2005 to 12/31/2005                                              $11.38         $12.00               5,106
   01/01/2006 to 12/31/2006                                              $12.00         $12.31               7,716
   01/01/2007 to 12/31/2007                                              $12.31         $13.42               7,867
   01/01/2008 to 12/31/2008                                              $13.42          $9.34               4,255

AIM V.I. Financial Services Fund

   01/01/2004 to 12/31/2004                                                  --         $11.08                 468
   01/01/2005 to 12/31/2005                                              $11.08         $11.44                 870
   01/01/2006 to 12/31/2006                                              $11.44         $12.99               1,491
   01/01/2007 to 12/31/2007                                              $12.99          $9.85                 776
   01/01/2008 to 12/31/2008                                               $9.85          $3.89               8,271

Evergreen VA International Equity Fund

   01/01/2004 to 12/31/2004                                                  --         $12.36               2,878
   01/01/2005 to 12/31/2005                                              $12.36         $13.98               1,440
   01/01/2006 to 12/31/2006                                              $13.98         $16.79               3,788
   01/01/2007 to 12/31/2007                                              $16.79         $18.82               9,987
   01/01/2008 to 12/31/2008                                              $18.82         $10.74               4,960

Evergreen VA Special Equity Fund

   01/01/2004 to 12/31/2004                                                  --         $10.53              26,034
   01/01/2005 to 04/15/2005                                              $10.53          $9.35                   0

Evergreen VA Omega Fund

   01/01/2004 to 12/31/2004                                                  --         $10.92              30,383
   01/01/2005 to 12/31/2005                                              $10.92         $11.05              15,579
   01/01/2006 to 12/31/2006                                              $11.05         $11.43               4,049
   01/01/2007 to 12/31/2007                                              $11.43         $12.47               1,407
   01/01/2008 to 12/31/2008                                              $12.47          $8.85               1,407

Evergreen VA Growth Fund

   04/15/2005* to 12/31/2005                                              $9.82         $11.37              26,490
   01/01/2006 to 12/31/2006                                              $11.37         $12.31              10,938
   01/01/2007 to 12/31/2007                                              $12.31         $13.32               7,650
   01/01/2008 to 12/31/2008                                              $13.32          $7.65               4,007

ProFund VP Europe 30

   01/01/2004 to 12/31/2004                                                  --         $12.35               7,758
   01/01/2005 to 12/31/2005                                              $12.35         $13.02              84,136
   01/01/2006 to 12/31/2006                                              $13.02         $14.92             102,201
   01/01/2007 to 12/31/2007                                              $14.92         $16.66               1,566
   01/01/2008 to 12/31/2008                                              $16.66          $9.10                 120

ProFund VP Asia 30

   01/01/2004 to 12/31/2004                                                  --         $10.10               6,082
   01/01/2005 to 12/31/2005                                              $10.10         $11.77              10,150
   01/01/2006 to 12/31/2006                                              $11.77         $15.99              13,894
   01/01/2007 to 12/31/2007                                              $15.99         $23.03              13,310
   01/01/2008 to 12/31/2008                                              $23.03         $11.04              11,200

ProFund VP Japan

   01/01/2005 to 12/31/2005                                              $10.32         $14.27               5,055
   01/01/2006 to 12/31/2006                                              $14.27         $15.42              10,468
   01/01/2007 to 12/31/2007                                              $15.42         $13.53               1,102
   01/01/2008 to 12/31/2008                                              $13.53          $7.80               5,471

ProFund VP Banks

   01/01/2004 to 12/31/2004                                                  --         $11.54                 582
   01/01/2005 to 12/31/2005                                              $11.54         $11.24                   0
   01/01/2006 to 12/31/2006                                              $11.24         $12.65               1,321
   01/01/2007 to 12/31/2007                                              $12.65          $8.97               5,670
   01/01/2008 to 12/31/2008                                               $8.97          $4.64               6,266

ProFund VP Basic Materials

   01/01/2004 to 12/31/2004                                                  --         $12.40               1,246
   01/01/2005 to 12/31/2005                                              $12.40         $12.38               2,936
   01/01/2006 to 12/31/2006                                              $12.38         $13.94               4,563
   01/01/2007 to 12/31/2007                                              $13.94         $17.77               2,298
   01/01/2008 to 12/31/2008                                              $17.77          $8.41              12,064

ProFund VP Consumer Services

   01/01/2004 to 12/31/2004                                                  --         $10.66                  14
   01/01/2005 to 12/31/2005                                              $10.66          $9.91                  58
   01/01/2006 to 12/31/2006                                               $9.91         $10.82               1,199
   01/01/2007 to 12/31/2007                                              $10.82          $9.68                  58
   01/01/2008 to 12/31/2008                                               $9.68          $6.47                   1

ProFund VP Consumer Goods Portfolio

   01/01/2005 to 12/31/2005                                              $11.36         $11.04                   0
   01/01/2006 to 12/31/2006                                              $11.04         $12.12               2,176
   01/01/2007 to 12/31/2007                                              $12.12         $12.72               1,132
   01/01/2008 to 12/31/2008                                              $12.72          $9.09                 169

ProFund VP Oil & Gas

   01/01/2004 to 12/31/2004                                                  --         $13.76               6,676
   01/01/2005 to 12/31/2005                                              $13.76         $17.61              19,445
   01/01/2006 to 12/31/2006                                              $17.61         $20.72              25,195
   01/01/2007 to 12/31/2007                                              $20.72         $26.76              19,856
   01/01/2008 to 12/31/2008                                              $26.76         $16.45              15,962

ProFund VP Financials

   01/01/2005 to 12/31/2005                                              $11.23         $11.39               1,100
   01/01/2006 to 12/31/2006                                              $11.39         $13.03              71,194
   01/01/2007 to 12/31/2007                                              $13.03         $10.27               1,743
   01/01/2008 to 12/31/2008                                              $10.27          $4.95               3,796

ProFund VP Health Care

   01/01/2005 to 12/31/2005                                              $10.62         $10.98                 500
   01/01/2006 to 12/31/2006                                              $10.98         $11.27               3,882
   01/01/2007 to 12/31/2007                                              $11.27         $11.71               4,769
   01/01/2008 to 12/31/2008                                              $11.71          $8.64               3,492

ProFund VP Industrials

   01/01/2004 to 12/31/2004                                                  --         $12.04                 807
   01/01/2005 to 12/31/2005                                              $12.04         $12.03                   0
   01/01/2006 to 12/31/2006                                              $12.03         $13.10                   0
   01/01/2007 to 12/31/2007                                              $13.10         $14.26                   0
   01/01/2008 to 12/31/2008                                              $14.26          $8.28                   0

ProFund VP Pharmaceuticals

   01/01/2005 to 12/31/2005                                               $9.41          $8.82                 423
   01/01/2006 to 12/31/2006                                               $8.82          $9.65               1,329
   01/01/2007 to 12/31/2007                                               $9.65          $9.63               1,117
   01/01/2008 to 12/31/2008                                               $9.63          $7.55                 211

ProFund VP Precious Metals

   01/01/2003 to 12/31/2003                                                  --         $11.55              23,284
   01/01/2004 to 12/31/2004                                              $11.55         $10.14              11,671
   01/01/2005 to 12/31/2005                                              $10.14         $12.49              83,314
   01/01/2006 to 12/31/2006                                              $12.49         $13.08             158,151
   01/01/2007 to 12/31/2007                                              $13.08         $15.61             242,925
   01/01/2008 to 12/31/2008                                              $15.61         $10.54              56,540

ProFund VP Real Estate

   01/01/2004 to 12/31/2004                                                  --         $13.02               1,198
   01/01/2005 to 12/31/2005                                              $13.02         $13.55               5,880
   01/01/2006 to 12/31/2006                                              $13.55         $17.51              14,797
   01/01/2007 to 12/31/2007                                              $17.51         $13.72               8,814
   01/01/2008 to 12/31/2008                                              $13.72          $7.86               3,988

ProFund VP Telecommunications

   01/01/2004 to 12/31/2004                                                  --         $12.50               2,691
   01/01/2005 to 12/31/2005                                              $12.50         $11.38               1,384
   01/01/2006 to 12/31/2006                                              $11.38         $14.89               3,030
   01/01/2007 to 12/31/2007                                              $14.89         $15.74               6,177
   01/01/2008 to 12/31/2008                                              $15.74         $10.06               5,110

ProFund VP Utilities

   01/01/2004 to 12/31/2004                                                  --         $12.47                 573
   01/01/2005 to 12/31/2005                                              $12.47         $13.75               2,505
   01/01/2006 to 12/31/2006                                              $13.75         $15.98               5,228
   01/01/2007 to 12/31/2007                                              $15.98         $18.04               5,771
   01/01/2008 to 12/31/2008                                              $18.04         $12.19               6,190

ProFund VP Bull

   01/01/2004 to 12/31/2004                                                  --         $11.21              12,971
   01/01/2005 to 12/31/2005                                              $11.21         $11.23              87,712
   01/01/2006 to 12/31/2006                                              $11.23         $12.45              74,831
   01/01/2007 to 12/31/2007                                              $12.45         $12.57               2,144
   01/01/2008 to 12/31/2008                                              $12.57          $7.64               9,147

ProFund VP Bear

   01/01/2003 to 12/31/2003                                                  --          $9.29               7,293
   01/01/2004 to 12/31/2004                                               $9.29          $8.12               1,620
   01/01/2005 to 12/31/2005                                               $8.12          $7.81              69,365
   01/01/2006 to 12/31/2006                                               $7.81          $7.05              32,910
   01/01/2007 to 12/31/2007                                               $7.05          $6.91              16,479
   01/01/2008 to 12/31/2008                                               $6.91          $9.43              16,580

ProFund VP NASDAQ-100

   01/01/2004 to 12/31/2004                                                  --         $10.88              14,308
   01/01/2005 to 12/31/2005                                              $10.88         $10.63              31,610
   01/01/2006 to 12/31/2006                                              $10.63         $10.93               5,364
   01/01/2007 to 12/31/2007                                              $10.93         $12.53               2,957
   01/01/2008 to 12/31/2008                                              $12.53          $7.03                 700

ProFund VP Short NASDAQ-100

   01/01/2005 to 12/31/2005                                               $8.22          $8.08              53,239
   01/01/2006 to 12/31/2006                                               $8.08          $7.77              34,026
   01/01/2007 to 12/31/2007                                               $7.77          $6.70              19,119
   01/01/2008 to 12/31/2008                                               $6.70          $9.68               5,951

ProFund VP Mid-Cap Value

   01/01/2004 to 12/31/2004                                                  --         $12.17               3,507
   01/01/2005 to 12/31/2005                                              $12.17         $12.91              18,885
   01/01/2006 to 12/31/2006                                              $12.91         $14.14              14,300
   01/01/2007 to 12/31/2007                                              $14.14         $13.92               8,096
   01/01/2008 to 12/31/2008                                              $13.92          $8.64               4,943

ProFund VP Mid-Cap Growth

   01/01/2004 to 12/31/2004                                                  --         $11.09               9,859
   01/01/2005 to 12/31/2005                                              $11.09         $12.02              20,099
   01/01/2006 to 12/31/2006                                              $12.02         $12.19              59,507
   01/01/2007 to 12/31/2007                                              $12.19         $13.28               2,910
   01/01/2008 to 12/31/2008                                              $13.28          $7.92               1,985

ProFund VP UltraMid-Cap

   01/01/2004 to 12/31/2004                                                  --         $13.81              14,660
   01/01/2005 to 12/31/2005                                              $13.81         $15.88              30,049
   01/01/2006 to 12/31/2006                                              $15.88         $17.13              36,114
   01/01/2007 to 12/31/2007                                              $17.13         $17.70              14,601
   01/01/2008 to 12/31/2008                                              $17.70          $5.61               8,205

ProFund VP Small-Cap Value

   01/01/2004 to 12/31/2004                                                  --         $12.49               6,158
   01/01/2005 to 12/31/2005                                              $12.49         $12.66               9,865
   01/01/2006 to 12/31/2006                                              $12.66         $14.50              12,677
   01/01/2007 to 12/31/2007                                              $14.50         $13.11               2,605
   01/01/2008 to 12/31/2008                                              $13.11          $8.86                 297

ProFund VP Small-Cap Growth

   01/01/2004 to 12/31/2004                                                  --         $12.19              13,290
   01/01/2005 to 12/31/2005                                              $12.19         $12.78              54,202
   01/01/2006 to 12/31/2006                                              $12.78         $13.54              70,334
   01/01/2007 to 12/31/2007                                              $13.54         $13.73               4,513
   01/01/2008 to 12/31/2008                                              $13.73          $8.83                 932

ProFund VP U.S. Government Plus

   01/01/2005 to 12/31/2005                                              $10.77         $11.44              12,519
   01/01/2006 to 12/31/2006                                              $11.44         $10.65               3,779
   01/01/2007 to 12/31/2007                                              $10.65         $11.43               5,142
   01/01/2008 to 12/31/2008                                              $11.43         $16.69              23,839

ProFund VP Rising Rates Opportunity

   01/01/2004 to 12/31/2004                                                  --          $8.28              14,108
   01/01/2005 to 12/31/2005                                               $8.28          $7.44              22,616
   01/01/2006 to 12/31/2006                                               $7.44          $7.99               7,674
   01/01/2007 to 12/31/2007                                               $7.99          $7.38               5,899
   01/01/2008 to 12/31/2008                                               $7.38          $4.46               3,052

ACCESS VP High Yield Fund

   05/02/2005* to 12/31/2005                                             $10.00         $10.50                   0
   01/01/2006 to 12/31/2006                                              $10.50         $11.22                   0
   01/01/2007 to 12/31/2007                                              $11.22         $11.51                   0
   01/01/2008 to 12/31/2008                                              $11.51         $10.70                   0

First Trust Target Focus Four Portfolio

   01/28/2008* to 12/31/2008                                             $10.21          $6.07                   0

Global Dividend Target 15
   formerly, First Trust Global Dividend Target 15

   01/01/2004 to 12/31/2004                                                  --         $11.78               3,816
   01/01/2005 to 12/31/2005                                              $11.78         $12.66               3,153
   01/01/2006 to 12/31/2006                                              $12.66         $17.08              24,686
   01/01/2007 to 12/31/2007                                              $17.08         $18.88              37,483
   01/01/2008 to 12/31/2008                                              $18.88         $10.53              23,454

Target Managed VIP Portfolio
   formerly, First Trust Managed VIP

   01/01/2004 to 12/31/2004                                                  --         $11.26              23,730
   01/01/2005 to 12/31/2005                                              $11.26         $11.77              82,099
   01/01/2006 to 12/31/2006                                              $11.77         $12.80              79,537
   01/01/2007 to 12/31/2007                                              $12.80         $13.66              64,265
   01/01/2008 to 12/31/2008                                              $13.66          $7.35              43,206

NASDAQ Target 15 Portfolio
   formerly, First Trust NASDAQ Target 15

   06/30/2008* to 12/31/2008                                              $9.89          $5.94                   0

S&P Target 24 Portfolio
   formerly, First Trust S&P Target 24

   01/01/2004 to 12/31/2004                                                  --         $10.68               2,359
   01/01/2005 to 12/31/2005                                              $10.68         $10.85              10,961
   01/01/2006 to 12/31/2006                                              $10.85         $10.89               6,867
   01/01/2007 to 12/31/2007                                              $10.89         $11.06               3,468
   01/01/2008 to 12/31/2008                                              $11.06          $7.77               5,216

The DOW DART 10 Portfolio
   formerly, First Trust Dow Target 10

   01/01/2004 to 12/31/2004                                                  --         $10.42                 105
   01/01/2005 to 12/31/2005                                              $10.42          $9.83                 487
   01/01/2006 to 12/31/2006                                               $9.83         $12.04               4,269
   01/01/2007 to 12/31/2007                                              $12.04         $11.82               1,036
   01/01/2008 to 12/31/2008                                              $11.82          $8.24                 955

The DOW Target Dividend Portfolio
   formerly, First Trust Dow Target Dividend

   05/02/2005* to 12/31/2005                                             $10.00          $9.70              53,405
   01/01/2006 to 12/31/2006                                               $9.70         $11.18              59,685
   01/01/2007 to 12/31/2007                                              $11.18         $11.02              39,900
   01/01/2008 to 12/31/2008                                              $11.02          $6.39              38,235

Value Line Target 25 Portfolio
   formerly, First Trust Value Line Target 25

   06/30/2008* to 12/31/2008                                              $9.89          $4.53                   0

ProFund VP Large-Cap Growth

   01/01/2005 to 12/31/2005                                              $10.36         $10.20              11,037
   01/01/2006 to 12/31/2006                                              $10.20         $10.85              80,503
   01/01/2007 to 12/31/2007                                              $10.85         $11.31               2,384
   01/01/2008 to 12/31/2008                                              $11.31          $7.11               8,331

ProFund VP Large-Cap Value

   01/01/2005 to 12/31/2005                                              $10.36         $10.40              10,329
   01/01/2006 to 12/31/2006                                              $10.40         $12.04              93,188
   01/01/2007 to 12/31/2007                                              $12.04         $11.75               1,435
   01/01/2008 to 12/31/2008                                              $11.75          $6.82               3,019

Prudential SP International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.52                 806
   01/01/2005 to 12/31/2005                                              $10.52         $11.94               6,051
   01/01/2006 to 12/31/2006                                              $11.94         $14.09               6,394
   01/01/2007 to 12/31/2007                                              $14.09         $16.43              14,466
   01/01/2008 to 12/31/2008                                              $16.43          $7.96               7,302

AST Aggressive Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00          $9.99                   0
   01/01/2006 to 12/31/2006                                               $9.99         $11.27               3,391
   01/01/2007 to 12/31/2007                                              $11.27         $12.04               4,470
   01/01/2008 to 12/31/2008                                              $12.04          $6.77              55,549

AST Capital Growth Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.00           1,368,846
   01/01/2006 to 12/31/2006                                              $10.00         $11.08          12,654,379
   01/01/2007 to 12/31/2007                                              $11.08         $11.86          24,127,022
   01/01/2008 to 12/31/2008                                              $11.86          $7.52          16,392,108

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.01             769,273
   01/01/2006 to 12/31/2006                                              $10.01         $10.91           7,709,270
   01/01/2007 to 12/31/2007                                              $10.91         $11.61          13,424,715
   01/01/2008 to 12/31/2008                                              $11.61          $7.72           9,794,274

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.02              70,575
   01/01/2006 to 12/31/2006                                              $10.02         $10.80           1,746,072
   01/01/2007 to 12/31/2007                                              $10.80         $11.49           4,458,693
   01/01/2008 to 12/31/2008                                              $11.49          $7.98           4,321,571

AST Preservation Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.03              21,006
   01/01/2006 to 12/31/2006                                              $10.03         $10.56             731,431
   01/01/2007 to 12/31/2007                                              $10.56         $11.19           2,193,376
   01/01/2008 to 12/31/2008                                              $11.19          $8.79           4,342,819

AST Advanced Strategies Portfolio

   01/01/2006 to 12/31/2006                                              $10.00         $10.59           2,669,191
   01/01/2007 to 12/31/2007                                              $10.59         $11.30           6,685,846
   01/01/2008 to 12/31/2008                                              $11.30          $7.74           4,878,104

AST First Trust Balanced Target Portfolio

   01/01/2006 to 12/31/2006                                              $10.00         $10.51           2,141,625
   01/01/2007 to 12/31/2007                                              $10.51         $11.12           5,799,312
   01/01/2008 to 12/31/2008                                              $11.12          $7.10           3,578,870

AST First Trust Capital Appreciation Target Portfolio

   01/01/2006 to 12/31/2006                                              $10.00         $10.41           2,720,409
   01/01/2007 to 12/31/2007                                              $10.41         $11.31           8,769,507
   01/01/2008 to 12/31/2008                                              $11.31          $6.54           5,699,090

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $11.49              45,697
   01/01/2008 to 12/31/2008                                              $11.49          $7.26             227,281

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.03              31,102
   01/01/2008 to 12/31/2008                                              $10.03          $7.08             393,045

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.18               7,338
   01/01/2008 to 12/31/2008                                              $10.18          $6.88             169,345

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.16               7,395
   01/01/2008 to 12/31/2008                                              $10.16          $7.51             248,327

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00          $9.99              16,587
   01/01/2008 to 12/31/2008                                               $9.99          $7.09             274,748

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00          $9.97              83,937
   01/01/2008 to 12/31/2008                                               $9.97          $9.21             293,361

AST Investment Grade Bond Portfolio

   06/30/2008* to 12/31/2008                                             $10.01         $10.89                   0

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                             $10.00         $11.22             656,950

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                             $10.00         $11.96             616,319

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                             $10.00         $12.02             407,383

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.17          $6.09               2,067

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10          $5.55               1,056

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00          $7.44              29,504

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08          $6.60             622,574



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP (2.75%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.91         $10.56             199,618
   01/01/2006 to 12/31/2006                                              $10.56         $12.61             146,199
   01/01/2007 to 12/31/2007                                              $12.61         $13.41             130,200
   01/01/2008 to 12/31/2008                                              $13.41         $ 7.65             156,046

AST International Growth Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.92         $11.18           3,223,931
   01/01/2006 to 12/31/2006                                              $11.18         $13.16           2,271,879
   01/01/2007 to 12/31/2007                                              $13.16         $15.23           1,888,969
   01/01/2008 to 12/31/2008                                              $15.23         $ 7.37           2,040,211

AST International Value Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.92         $10.61              73,916
   01/01/2006 to 12/31/2006                                              $10.61         $13.15             157,797
   01/01/2007 to 12/31/2007                                              $13.15         $15.06             256,629
   01/01/2008 to 12/31/2008                                              $15.06         $ 8.20             224,154

AST MFS Global Equity Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.97         $10.38               5,972
   01/01/2006 to 12/31/2006                                              $10.38         $12.55               2,983
   01/01/2007 to 12/31/2007                                              $12.55         $13.35               2,847
   01/01/2008 to 12/31/2008                                              $13.35         $ 8.57               1,149

AST Small-Cap Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.04         $10.34              35,838
   01/01/2006 to 12/31/2006                                              $10.34         $11.32              85,450
   01/01/2007 to 12/31/2007                                              $11.32         $11.79             134,033
   01/01/2008 to 12/31/2008                                              $11.79         $ 7.45             105,226

AST Neuberger Berman Small-Cap Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.01         $10.22                 684
   01/01/2006 to 12/31/2006                                              $10.22         $10.71                 698
   01/01/2007 to 12/31/2007                                              $10.71         $12.36                 604
   01/01/2008 to 12/31/2008                                              $12.36         $ 6.91                   0

AST Federated Aggressive Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.00         $10.86           1,308,598
   01/01/2006 to 12/31/2006                                              $10.86         $11.92           1,004,868
   01/01/2007 to 12/31/2007                                              $11.92         $12.89             886,922
   01/01/2008 to 12/31/2008                                              $12.89         $ 7.01             886,512

AST Goldman Sachs Small-Cap Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.05         $10.46                 146
   01/01/2006 to 12/31/2006                                              $10.46         $11.93                 203
   01/01/2007 to 12/31/2007                                              $11.93         $11.00                 300
   01/01/2008 to 12/31/2008                                              $11.00         $ 7.85                 300

AST Small-Cap Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.05         $10.55           1,620,167
   01/01/2006 to 12/31/2006                                              $10.55         $12.32           1,224,900
   01/01/2007 to 12/31/2007                                              $12.32         $11.30           1,300,514
   01/01/2008 to 12/31/2008                                              $11.30         $ 7.73           1,085,374

AST DeAm Small-Cap Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.04         $ 9.93               5,438
   01/01/2006 to 12/31/2006                                              $ 9.93         $11.58               1,623
   01/01/2007 to 12/31/2007                                              $11.58         $ 9.26               2,034
   01/01/2008 to 07/18/2008                                              $ 9.26         $ 8.43                   0

AST Goldman Sachs Mid-Cap Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.00         $10.48             817,664
   01/01/2006 to 12/31/2006                                              $10.48         $10.83             609,710
   01/01/2007 to 12/31/2007                                              $10.83         $12.57             476,675
   01/01/2008 to 12/31/2008                                              $12.57         $ 7.24             455,277

AST Neuberger Berman Mid-Cap Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.05         $11.23               1,405
   01/01/2006 to 12/31/2006                                              $11.23         $12.46               1,129
   01/01/2007 to 12/31/2007                                              $12.46         $14.80              10,034
   01/01/2008 to 12/31/2008                                              $14.80         $ 8.18              13,098

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.02         $10.78           1,285,712
   01/01/2006 to 12/31/2006                                              $10.78         $11.62             950,935
   01/01/2007 to 12/31/2007                                              $11.62         $11.65             844,128
   01/01/2008 to 12/31/2008                                              $11.65         $ 6.54             807,471

AST Alger All-Cap Growth Portfolio

   03/14/2005 to 12/02/2005                                              $10.09         $11.61                   0

AST Mid-Cap Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.06         $10.26                   0
   01/01/2006 to 12/31/2006                                              $10.26         $11.40                   0
   01/01/2007 to 12/31/2007                                              $11.40         $11.39              11,487
   01/01/2008 to 12/31/2008                                              $11.39         $ 6.85              31,374

AST T. Rowe Price Natural Resources Portfolio

   03/14/2005 to 12/31/2005                                              $10.00         $11.63                   0
   01/01/2006 to 12/31/2006                                              $11.63         $13.11                   0
   01/01/2007 to 12/31/2007                                              $13.11         $17.91                   0
   01/01/2008 to 12/31/2008                                              $17.91         $ 8.71                   0

AST T. Rowe Price Large-Cap Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.02         $12.01                   0
   01/01/2006 to 12/31/2006                                              $12.01         $12.34             390,337
   01/01/2007 to 12/31/2007                                              $12.34         $12.99             677,351
   01/01/2008 to 12/31/2008                                              $12.99         $ 7.51             604,930

AST MFS Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.04         $10.66             517,291
   01/01/2006 to 12/31/2006                                              $10.66         $11.37             321,176
   01/01/2007 to 12/31/2007                                              $11.37         $12.73             269,807
   01/01/2008 to 12/31/2008                                              $12.73         $ 7.88             336,505

AST Marsico Capital Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.13         $10.80           6,051,062
   01/01/2006 to 12/31/2006                                              $10.80         $11.27           4,932,382
   01/01/2007 to 12/31/2007                                              $11.27         $12.60           4,332,425
   01/01/2008 to 12/31/2008                                              $12.60         $ 6.90           4,155,036

AST Goldman Sachs Concentrated Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.03         $10.66                   0
   01/01/2006 to 12/31/2006                                              $10.66         $11.40                   0
   01/01/2007 to 12/31/2007                                              $11.40         $12.64                   0
   01/01/2008 to 12/31/2008                                              $12.64         $ 7.34                   0

AST DeAm Large-Cap Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.08         $10.62              28,998
   01/01/2006 to 12/31/2006                                              $10.62         $12.57               7,753
   01/01/2007 to 12/31/2007                                              $12.57         $12.37               8,258
   01/01/2008 to 12/31/2008                                              $12.37         $ 7.54              32,734

AST AllianceBernstein Growth + Value Portfolio

   03/14/2005 to 12/02/2005                                              $10.05         $11.23                   0

AST AllianceBernstein Core Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.08         $10.22             215,250
   01/01/2006 to 12/31/2006                                              $10.22         $12.06             465,909
   01/01/2007 to 12/31/2007                                              $12.06         $11.31             698,695
   01/01/2008 to 12/31/2008                                              $11.31         $ 6.39             571,504

AST Cohen & Steers Realty Portfolio

   03/14/2005 to 12/31/2005                                              $10.15         $11.91               1,262
   01/01/2006 to 12/31/2006                                              $11.91         $15.83                   0
   01/01/2007 to 12/31/2007                                              $15.83         $12.33                 824
   01/01/2008 to 12/31/2008                                              $12.33         $ 7.79              21,023

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   03/14/2005 to 12/31/2005                                              $10.05         $10.31               1,928
   01/01/2006 to 12/31/2006                                              $10.31         $11.29               1,479
   01/01/2007 to 12/31/2007                                              $11.29         $11.20               1,511
   01/01/2008 to 12/31/2008                                              $11.20         $ 6.68               1,642

AST American Century Income & Growth Portfolio

   03/14/2005 to 12/31/2005                                              $10.07         $10.24               1,392
   01/01/2006 to 12/31/2006                                              $10.24         $11.64               1,255
   01/01/2007 to 12/31/2007                                              $11.64         $11.30               1,285
   01/01/2008 to 12/31/2008                                              $11.30         $ 7.17              66,069

AST AllianceBernstein Growth & Income Portfolio

   03/14/2005 to 12/31/2005                                              $10.05         $10.17           6,507,114
   01/01/2006 to 12/31/2006                                              $10.17         $11.60           4,545,057
   01/01/2007 to 12/31/2007                                              $11.60         $11.86           4,043,618
   01/01/2008 to 12/31/2008                                              $11.86         $ 6.84           3,921,585

AST Large-Cap Value Portfolio

   03/14/2005 to 12/31/2005                                              $10.08         $10.46             208,695
   01/01/2006 to 12/31/2006                                              $10.46         $12.05             464,610
   01/01/2007 to 12/31/2007                                              $12.05         $11.37             767,352
   01/01/2008 to 12/31/2008                                              $11.37         $ 6.47             711,595

AST UBS Dynamic Alpha Portfolio

   03/14/2005 to 12/31/2005                                              $10.01         $10.53                   0
   01/01/2006 to 12/31/2006                                              $10.53         $11.38                   0
   01/01/2007 to 12/31/2007                                              $11.38         $11.28           1,604,442
   01/01/2008 to 12/31/2008                                              $11.28         $ 9.04           2,783,277

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   03/14/2005 to 12/31/2005                                              $10.04         $10.22                   0
   01/01/2006 to 12/31/2006                                              $10.22         $10.90                   0
   01/01/2007 to 12/31/2007                                              $10.90         $11.55             394,516
   01/01/2008 to 12/31/2008                                              $11.55         $ 7.84             302,212

AST T. Rowe Price Asset Allocation Portfolio

   03/14/2005 to 12/31/2005                                              $10.03         $10.26                   0
   01/01/2006 to 12/31/2006                                              $10.26         $11.23             132,697
   01/01/2007 to 12/31/2007                                              $11.23         $11.61           3,353,734
   01/01/2008 to 12/31/2008                                              $11.61         $ 8.36           2,219,906

AST T. Rowe Price Global Bond Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.95         $ 9.36           1,654,788
   01/01/2006 to 12/31/2006                                              $ 9.36         $ 9.68           1,204,466
   01/01/2007 to 12/31/2007                                              $ 9.68         $10.32           1,018,776
   01/01/2008 to 12/31/2008                                              $10.32         $ 9.79             548,544

AST High Yield Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.98         $ 9.77               2,373
   01/01/2006 to 12/31/2006                                              $ 9.77         $10.48               2,667
   01/01/2007 to 12/31/2007                                              $10.48         $10.45               2,124
   01/01/2008 to 12/31/2008                                              $10.45         $ 7.56                 612

AST Lord Abbett Bond-Debenture Portfolio

   03/14/2005 to 12/31/2005                                              $10.00         $ 9.86           1,664,015
   01/01/2006 to 12/31/2006                                              $ 9.86         $10.53           1,315,435
   01/01/2007 to 12/31/2007                                              $10.53         $10.86           1,141,313
   01/01/2008 to 12/31/2008                                              $10.86         $ 8.10             917,378

AST PIMCO Total Return Bond Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.99         $10.06           1,060,546
   01/01/2006 to 12/31/2006                                              $10.06         $10.15           1,656,324
   01/01/2007 to 12/31/2007                                              $10.15         $10.69           2,012,250
   01/01/2008 to 12/31/2008                                              $10.69         $10.16           1,054,793

AST PIMCO Limited Maturity Bond Portfolio

   03/14/2005 to 12/31/2005                                              $10.00         $ 9.96           4,098,126
   01/01/2006 to 12/31/2006                                              $ 9.96         $10.06           3,462,277
   01/01/2007 to 12/31/2007                                              $10.06         $10.45           3,119,485
   01/01/2008 to 12/31/2008                                              $10.45         $10.27           1,831,410

AST Money Market Portfolio

   03/14/2005 to 12/31/2005                                              $10.00         $10.01             125,063
   01/01/2006 to 12/31/2006                                              $10.01         $10.18             103,753
   01/01/2007 to 12/31/2007                                              $10.18         $10.38              96,280
   01/01/2008 to 12/31/2008                                              $10.38         $10.35              66,488

Gartmore NVIT Developing Markets

   03/14/2005 to 12/31/2005                                              $ 9.88         $11.95               4,157
   01/01/2006 to 12/31/2006                                              $11.95         $15.64                 465
   01/01/2007 to 12/31/2007                                              $15.64         $21.83                 453
   01/01/2008 to 12/31/2008                                              $21.83         $ 8.94                 789

Wells Fargo Advantage VT Equity Income

   03/14/2005 to 12/31/2005                                              $10.07         $10.11                   0
   01/01/2006 to 12/31/2006                                              $10.11         $11.65                   0
   01/01/2007 to 12/31/2007                                              $11.65         $11.65                   0
   01/01/2008 to 12/31/2008                                              $11.65         $ 7.20                   0

AIM V.I. Dynamics Fund

   03/14/2005 to 12/31/2005                                              $10.05         $10.82               2,363
   01/01/2006 to 12/31/2006                                              $10.82         $12.22                 651
   01/01/2007 to 12/31/2007                                              $12.22         $13.33                 598
   01/01/2008 to 12/31/2008                                              $13.33         $ 6.73                   0

AIM V.I. Technology Fund

   03/14/2005 to 12/31/2005                                              $10.00         $10.62                   0
   01/01/2006 to 12/31/2006                                              $10.62         $11.42                   0
   01/01/2007 to 12/31/2007                                              $11.42         $11.95                   0
   01/01/2008 to 12/31/2008                                              $11.95         $ 6.45                   0

AIM V.I. Global Health Care

   03/14/2005 to 12/31/2005                                              $10.06         $11.07                   0
   01/01/2006 to 12/31/2006                                              $11.07         $11.33                   0
   01/01/2007 to 12/31/2007                                              $11.33         $12.32                   0
   01/01/2008 to 12/31/2008                                              $12.32         $ 8.55                   0

AIM V.I. Financial Services Fund

   03/14/2005 to 12/31/2005                                              $10.06         $10.65                   0
   01/01/2006 to 12/31/2006                                              $10.65         $12.06                   0
   01/01/2007 to 12/31/2007                                              $12.06         $ 9.12                   0
   01/01/2008 to 12/31/2008                                              $ 9.12         $ 3.60                   0

Evergreen VA International Equity Fund

   03/14/2005 to 12/31/2005                                              $ 9.90         $10.90               7,851
   01/01/2006 to 12/31/2006                                              $10.90         $13.06               2,565
   01/01/2007 to 12/31/2007                                              $13.06         $14.60               2,324
   01/01/2008 to 12/31/2008                                              $14.60         $ 8.31                 500

Evergreen VA Special Equity Fund

   03/14/2005 to 04/15/2005                                              $10.02         $ 9.26                   0

Evergreen VA Omega Fund

   03/14/2005 to 12/31/2005                                              $10.02         $10.52                   0
   01/01/2006 to 12/31/2006                                              $10.52         $10.84                   0
   01/01/2007 to 12/31/2007                                              $10.84         $11.81                   0
   01/01/2008 to 12/31/2008                                              $11.81         $ 8.36                   0

Evergreen VA Growth Fund

   04/15/2005* to 12/31/2005                                             $ 9.82         $11.35                   0
   01/01/2006 to 12/31/2006                                              $11.35         $12.25                   0
   01/01/2007 to 12/31/2007                                              $12.25         $13.23                   0
   01/01/2008 to 12/31/2008                                              $13.23         $ 7.57                   0

ProFund VP Europe 30

   03/14/2005 to 12/31/2005                                              $ 9.99         $10.44                   0
   01/01/2006 to 12/31/2006                                              $10.44         $11.93                   0
   01/01/2007 to 12/31/2007                                              $11.93         $13.29                   0
   01/01/2008 to 12/31/2008                                              $13.29         $ 7.24                   0

ProFund VP Asia 30

   03/14/2005 to 12/31/2005                                              $10.00         $11.12                   0
   01/01/2006 to 12/31/2006                                              $11.12         $15.06                   0
   01/01/2007 to 12/31/2007                                              $15.06         $21.64                   0
   01/01/2008 to 12/31/2008                                              $21.64         $10.35                   0

ProFund VP Japan

   03/14/2005 to 12/31/2005                                              $ 9.95         $13.41                   0
   01/01/2006 to 12/31/2006                                              $13.41         $14.45                   0
   01/01/2007 to 12/31/2007                                              $14.45         $12.65                   0
   01/01/2008 to 12/31/2008                                              $12.65         $ 7.28                   0

ProFund VP Banks

   03/14/2005 to 12/31/2005                                              $10.08         $10.12                   0
   01/01/2006 to 12/31/2006                                              $10.12         $11.36                   0
   01/01/2007 to 12/31/2007                                              $11.36         $ 8.03                   0
   01/01/2008 to 12/31/2008                                              $ 8.03         $ 4.15                   0

ProFund VP Basic Materials

   03/14/2005 to 12/31/2005                                              $ 9.98         $ 9.50                   0
   01/01/2006 to 12/31/2006                                              $ 9.50         $10.67                   0
   01/01/2007 to 12/31/2007                                              $10.67         $13.56                   0
   01/01/2008 to 12/31/2008                                              $13.56         $ 6.40                   0

ProFund VP Biotechnology

   03/14/2005 to 12/31/2005                                              $10.48         $13.51                   0
   01/01/2006 to 12/31/2006                                              $13.51         $12.60                   0
   01/01/2007 to 12/31/2007                                              $12.60         $12.11                   0
   01/01/2008 to 12/31/2008                                              $12.11         $12.00                   0

ProFund VP Consumer Services

   03/14/2005 to 12/31/2005                                              $10.04         $ 9.68                   0
   01/01/2006 to 12/31/2006                                              $ 9.68         $10.55                   0
   01/01/2007 to 12/31/2007                                              $10.55         $ 9.41                   0
   01/01/2008 to 12/31/2008                                              $ 9.41         $ 6.28                   0

ProFund VP Consumer Goods Portfolio

   03/14/2005 to 12/31/2005                                              $10.03         $ 9.75                   0
   01/01/2006 to 12/31/2006                                              $ 9.75         $10.68                   0
   01/01/2007 to 12/31/2007                                              $10.68         $11.17                   0
   01/01/2008 to 12/31/2008                                              $11.17         $ 7.96                   0

ProFund VP Oil & Gas

   03/14/2005 to 12/31/2005                                              $10.07         $10.95                   0
   01/01/2006 to 12/31/2006                                              $10.95         $12.84                   0
   01/01/2007 to 12/31/2007                                              $12.84         $16.54                   0
   01/01/2008 to 12/31/2008                                              $16.54         $10.14                   0

ProFund VP Financials

   03/14/2005 to 12/31/2005                                              $10.08         $10.55                   0
   01/01/2006 to 12/31/2006                                              $10.55         $12.04                   0
   01/01/2007 to 12/31/2007                                              $12.04         $ 9.47                   0
   01/01/2008 to 12/31/2008                                              $ 9.47         $ 4.55                   0

ProFund VP Health Care

   03/14/2005 to 12/31/2005                                              $10.09         $10.48                   0
   01/01/2006 to 12/31/2006                                              $10.48         $10.73                   0
   01/01/2007 to 12/31/2007                                              $10.73         $11.12                   0
   01/01/2008 to 12/31/2008                                              $11.12         $ 8.19                   0

ProFund VP Industrials

   03/14/2005 to 12/31/2005                                              $10.06         $10.08                   0
   01/01/2006 to 12/31/2006                                              $10.08         $10.95                   0
   01/01/2007 to 12/31/2007                                              $10.95         $11.90                   0
   01/01/2008 to 12/31/2008                                              $11.90         $ 6.88                   0

ProFund VP Internet

   03/14/2005 to 12/31/2005                                              $ 9.94         $12.74                   0
   01/01/2006 to 12/31/2006                                              $12.74         $12.56                   0
   01/01/2007 to 12/31/2007                                              $12.56         $13.46                   0
   01/01/2008 to 12/31/2008                                              $13.46         $ 7.22                   0

ProFund VP Pharmaceuticals

   03/14/2005 to 12/31/2005                                              $10.02         $ 9.46                   0
   01/01/2006 to 12/31/2006                                              $ 9.46         $10.32                   0
   01/01/2007 to 12/31/2007                                              $10.32         $10.27                   0
   01/01/2008 to 12/31/2008                                              $10.27         $ 8.04                   0

ProFund VP Precious Metals

   03/14/2005 to 12/31/2005                                              $ 9.89         $12.02                   0
   01/01/2006 to 12/31/2006                                              $12.02         $12.55                   0
   01/01/2007 to 12/31/2007                                              $12.55         $14.95                   0
   01/01/2008 to 12/31/2008                                              $14.95         $10.06                   0

ProFund VP Real Estate

   03/14/2005 to 12/31/2005                                              $10.15         $11.20                   0
   01/01/2006 to 12/31/2006                                              $11.20         $14.43                   0
   01/01/2007 to 12/31/2007                                              $14.43         $11.28                   0
   01/01/2008 to 12/31/2008                                              $11.28         $ 6.44                   0

ProFund VP Semiconductor

   03/14/2005 to 12/31/2005                                              $10.04         $10.67                   0
   01/01/2006 to 12/31/2006                                              $10.67         $ 9.64                   0
   01/01/2007 to 12/31/2007                                              $ 9.64         $10.04                   0
   01/01/2008 to 12/31/2008                                              $10.04         $ 4.90                   0

ProFund VP Technology

   03/14/2005 to 12/31/2005                                              $10.03         $10.56                   0
   01/01/2006 to 12/31/2006                                              $10.56         $11.10                   0
   01/01/2007 to 12/31/2007                                              $11.10         $12.35                   0
   01/01/2008 to 12/31/2008                                              $12.35         $ 6.68                   0

ProFund VP Telecommunications

   03/14/2005 to 12/31/2005                                              $10.03         $ 9.76                   0
   01/01/2006 to 12/31/2006                                              $ 9.76         $12.74                   0
   01/01/2007 to 12/31/2007                                              $12.74         $13.43                   0
   01/01/2008 to 12/31/2008                                              $13.43         $ 8.56                   0

ProFund VP Utilities

   03/14/2005 to 12/31/2005                                              $10.17         $10.62                   0
   01/01/2006 to 12/31/2006                                              $10.62         $12.32                   0
   01/01/2007 to 12/31/2007                                              $12.32         $13.87                   0
   01/01/2008 to 12/31/2008                                              $13.87         $ 9.35                   0

ProFund VP Bull

   03/14/2005 to 12/31/2005                                              $10.05         $10.14                   0
   01/01/2006 to 12/31/2006                                              $10.14         $11.21                   0
   01/01/2007 to 12/31/2007                                              $11.21         $11.29                   0
   01/01/2008 to 12/31/2008                                              $11.29         $ 6.84                   0

ProFund VP Bear

   03/14/2005 to 12/31/2005                                              $ 9.94         $ 9.56                   0
   01/01/2006 to 12/31/2006                                              $ 9.56         $ 8.60                   0
   01/01/2007 to 12/31/2007                                              $ 8.60         $ 8.41                   0
   01/01/2008 to 12/31/2008                                              $ 8.41         $11.45                   0

ProFund VP UltraBull

   03/14/2005 to 12/31/2005                                              $10.11         $10.27                   0
   01/01/2006 to 12/31/2006                                              $10.27         $12.29                   0
   01/01/2007 to 12/31/2007                                              $12.29         $12.05                   0
   01/01/2008 to 12/31/2008                                              $12.05         $ 3.82                   0

ProFund VP NASDAQ-100

   03/14/2005 to 12/31/2005                                              $10.06         $10.57                   0
   01/01/2006 to 12/31/2006                                              $10.57         $10.85                   0
   01/01/2007 to 12/31/2007                                              $10.85         $12.40                   0
   01/01/2008 to 12/31/2008                                              $12.40         $ 6.94                   0

ProFund VP Short NASDAQ-100

   03/14/2005 to 12/31/2005                                              $ 9.94         $ 9.16                   0
   01/01/2006 to 12/31/2006                                              $ 9.16         $ 8.79                   0
   01/01/2007 to 12/31/2007                                              $ 8.79         $ 7.56                   0
   01/01/2008 to 12/31/2008                                              $ 7.56         $10.89                   0

ProFund VP UltraNASDAQ-100

   03/14/2005 to 12/31/2005                                              $10.15         $11.06                   0
   01/01/2006 to 12/31/2006                                              $11.06         $11.28                   0
   01/01/2007 to 12/31/2007                                              $11.28         $14.10                   0
   01/01/2008 to 12/31/2008                                              $14.10         $ 3.74                   0

ProFund VP Mid-Cap Value

   03/14/2005 to 12/31/2005                                              $10.10         $10.62                   0
   01/01/2006 to 12/31/2006                                              $10.62         $11.60                   0
   01/01/2007 to 12/31/2007                                              $11.60         $11.39                   0
   01/01/2008 to 12/31/2008                                              $11.39         $ 7.06                   0

ProFund VP Mid-Cap Growth

   03/14/2005 to 12/31/2005                                              $10.06         $10.78                   0
   01/01/2006 to 12/31/2006                                              $10.78         $10.90                   0
   01/01/2007 to 12/31/2007                                              $10.90         $11.84                   0
   01/01/2008 to 12/31/2008                                              $11.84         $ 7.05                   0

ProFund VP UltraMid-Cap

   03/14/2005 to 12/31/2005                                              $10.15         $11.41                   0
   01/01/2006 to 12/31/2006                                              $11.41         $12.27                   0
   01/01/2007 to 12/31/2007                                              $12.27         $12.65                   0
   01/01/2008 to 12/31/2008                                              $12.65         $ 4.00                   0

ProFund VP Small-Cap Value

   03/14/2005 to 12/31/2005                                              $10.04         $10.32                 499
   01/01/2006 to 12/31/2006                                              $10.32         $11.78                 470
   01/01/2007 to 12/31/2007                                              $11.78         $10.63                 545
   01/01/2008 to 12/31/2008                                              $10.63         $ 7.16                 580

ProFund VP Small-Cap Growth

   03/14/2005 to 12/31/2005                                              $10.04         $10.50               2,613
   01/01/2006 to 12/31/2006                                              $10.50         $11.10                 901
   01/01/2007 to 12/31/2007                                              $11.10         $11.23                 899
   01/01/2008 to 12/31/2008                                              $11.23         $ 7.20                   0

ProFund VP UltraSmall-Cap

   03/14/2005 to 12/31/2005                                              $10.12         $10.68                   0
   01/01/2006 to 12/31/2006                                              $10.68         $13.09                   0
   01/01/2007 to 12/31/2007                                              $13.09         $11.05                   0
   01/01/2008 to 12/31/2008                                              $11.05         $ 3.63                   0

ProFund VP U.S. Government Plus

   03/14/2005 to 12/31/2005                                              $10.08         $10.57                   0
   01/01/2006 to 12/31/2006                                              $10.57         $ 9.81                   0
   01/01/2007 to 12/31/2007                                              $ 9.81         $10.50                   0
   01/01/2008 to 12/31/2008                                              $10.50         $15.29                   0

ProFund VP Rising Rates Opportunity

   03/14/2005 to 12/31/2005                                              $ 9.92         $ 9.10                   0
   01/01/2006 to 12/31/2006                                              $ 9.10         $ 9.75                   0
   01/01/2007 to 12/31/2007                                              $ 9.75         $ 8.99                   0
   01/01/2008 to 12/31/2008                                              $ 8.99         $ 5.42                   0

ACCESS VP High Yield Fund

   05/02/2005* to 12/31/2005                                             $10.00         $10.48                   0
   01/01/2006 to 12/31/2006                                              $10.48         $11.17                   0
   01/01/2007 to 12/31/2007                                              $11.17         $11.43                   0
   01/01/2008 to 12/31/2008                                              $11.43         $10.60                   0

First Trust Target Focus Four Portfolio

   03/14/2005 to 12/31/2005                                              $10.00         $ 9.76                   0
   01/01/2006 to 12/31/2006                                              $ 9.76         $ 9.87                   0
   01/01/2007 to 12/31/2007                                              $ 9.87         $10.15                   0
   01/01/2008 to 12/31/2008                                              $10.15         $ 5.54                   0

Global Dividend Target 15
   formerly, First Trust Global Dividend Target 15

   03/14/2005 to 12/31/2005                                              $10.03         $10.85                   0
   01/01/2006 to 12/31/2006                                              $10.85         $14.61                   0
   01/01/2007 to 12/31/2007                                              $14.61         $16.10                   0
   01/01/2008 to 12/31/2008                                              $16.10         $ 8.96                   0

Target Managed VIP Portfolio
   formerly, First Trust Managed VIP

   03/14/2005 to 12/31/2005                                              $10.02         $10.45                   0
   01/01/2006 to 12/31/2006                                              $10.45         $11.34                   0
   01/01/2007 to 12/31/2007                                              $11.34         $12.07                   0
   01/01/2008 to 12/31/2008                                              $12.07         $ 6.48                   0

NASDAQ Target 15 Portfolio
   formerly, First Trust NASDAQ Target 15

   03/14/2005 to 12/31/2005                                              $10.06         $10.77                   0
   01/01/2006 to 12/31/2006                                              $10.77         $11.41                   0
   01/01/2007 to 12/31/2007                                              $11.41         $13.50                   0
   01/01/2008 to 12/31/2008                                              $13.50         $ 6.45                   0

S&P Target 24 Portfolio
   formerly, First Trust S&P Target 24

   03/14/2005 to 12/31/2005                                              $10.10         $10.50                   0
   01/01/2006 to 12/31/2006                                              $10.50         $10.51                   0
   01/01/2007 to 12/31/2007                                              $10.51         $10.65                   0
   01/01/2008 to 12/31/2008                                              $10.65         $ 7.46                   0

The DOW DART 10 Portfolio
   formerly, First Trust Dow Target 10

   03/14/2005 to 12/31/2005                                              $10.03         $ 9.55                   0
   01/01/2006 to 12/31/2006                                              $ 9.55         $11.66                   0
   01/01/2007 to 12/31/2007                                              $11.66         $11.42                   0
   01/01/2008 to 12/31/2008                                              $11.42         $ 7.94                   0

The DOW Target Dividend Portfolio
   formerly, First Trust Dow Target Dividend

   05/02/2005* to 12/31/2005                                             $10.00         $ 9.69                   0
   01/01/2006 to 12/31/2006                                              $ 9.69         $11.13                   0
   01/01/2007 to 12/31/2007                                              $11.13         $10.94                   0
   01/01/2008 to 12/31/2008                                              $10.94         $ 6.33                   0

Value Line Target 25 Portfolio
   formerly, First Trust Value Line Target 25

   03/14/2005 to 12/31/2005                                              $10.00         $11.13                   0
   01/01/2006 to 12/31/2006                                              $11.13         $11.14                   0
   01/01/2007 to 12/31/2007                                              $11.14         $12.80                   0
   01/01/2008 to 12/31/2008                                              $12.80         $ 5.62                   0

ProFund VP Large-Cap Growth

   03/14/2005 to 12/31/2005                                              $10.03         $10.01                   0
   01/01/2006 to 12/31/2006                                              $10.01         $10.61                   0
   01/01/2007 to 12/31/2007                                              $10.61         $11.04                   0
   01/01/2008 to 12/31/2008                                              $11.04         $ 6.92                   0

ProFund VP Large-Cap Value

   03/14/2005 to 12/31/2005                                              $10.07         $10.22                   0
   01/01/2006 to 12/31/2006                                              $10.22         $11.80                   0
   01/01/2007 to 12/31/2007                                              $11.80         $11.49                   0
   01/01/2008 to 12/31/2008                                              $11.49         $ 6.65                   0

ProFund VP Short Mid-Cap

   03/14/2005 to 12/31/2005                                              $ 9.93         $ 8.96                   0
   01/01/2006 to 12/31/2006                                              $ 8.96         $ 8.39                   0
   01/01/2007 to 12/31/2007                                              $ 8.39         $ 7.93                   0
   01/01/2008 to 12/31/2008                                              $ 7.93         $10.17                   0

ProFund VP Short Small-Cap

   03/14/2005 to 12/31/2005                                              $ 9.95         $ 9.19                   0
   01/01/2006 to 12/31/2006                                              $ 9.19         $ 7.88                   0
   01/01/2007 to 12/31/2007                                              $ 7.88         $ 8.01                   0
   01/01/2008 to 12/31/2008                                              $ 8.01         $ 9.67                   0

Prudential SP International Growth Portfolio

   03/14/2005 to 12/31/2005                                              $ 9.93         $11.20               2,986
   01/01/2006 to 12/31/2006                                              $11.20         $13.19               2,963
   01/01/2007 to 12/31/2007                                              $13.19         $15.33               2,245
   01/01/2008 to 12/31/2008                                              $15.33         $ 7.41               2,889

AST Aggressive Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $ 9.99                   0
   01/01/2006 to 12/31/2006                                              $ 9.99         $11.24                   0
   01/01/2007 to 12/31/2007                                              $11.24         $11.97                   0
   01/01/2008 to 12/31/2008                                              $11.97         $ 6.71                   0

AST Capital Growth Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.00           1,248,275
   01/01/2006 to 12/31/2006                                              $10.00         $11.05          18,199,900
   01/01/2007 to 12/31/2007                                              $11.05         $11.79          34,242,570
   01/01/2008 to 12/31/2008                                              $11.79         $ 7.46          22,886,838

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.01             749,654
   01/01/2006 to 12/31/2006                                              $10.01         $10.88          11,657,870
   01/01/2007 to 12/31/2007                                              $10.88         $11.55          20,110,042
   01/01/2008 to 12/31/2008                                              $11.55         $ 7.66          14,373,567

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.02             104,850
   01/01/2006 to 12/31/2006                                              $10.02         $10.77           2,978,305
   01/01/2007 to 12/31/2007                                              $10.77         $11.43           5,772,908
   01/01/2008 to 12/31/2008                                              $11.43         $ 7.92           5,683,934

AST Preservation Asset Allocation Portfolio

   12/05/2005* to 12/31/2005                                             $10.00         $10.03              18,697
   01/01/2006 to 12/31/2006                                              $10.03         $10.53           1,359,706
   01/01/2007 to 12/31/2007                                              $10.53         $11.13           3,034,236
   01/01/2008 to 12/31/2008                                              $11.13         $ 8.72           6,872,223

AST Advanced Strategies Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.57           3,971,389
   01/01/2007 to 12/31/2007                                              $10.57         $11.25           7,713,337
   01/01/2008 to 12/31/2008                                              $11.25         $ 7.68           5,500,810

AST First Trust Balanced Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.49           3,679,426
   01/01/2007 to 12/31/2007                                              $10.49         $11.07           7,784,050
   01/01/2008 to 12/31/2008                                              $11.07         $ 7.05           4,724,451

AST First Trust Capital Appreciation Target Portfolio

   03/20/2006* to 12/31/2006                                             $10.00         $10.39           4,639,467
   01/01/2007 to 12/31/2007                                              $10.39         $11.26          11,205,684
   01/01/2008 to 12/31/2008                                              $11.26         $ 6.49           6,453,177

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $11.49              53,627
   01/01/2008 to 12/31/2008                                              $11.49         $ 7.24             238,666

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.03              24,908
   01/01/2008 to 12/31/2008                                              $10.03         $ 7.06             546,227

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.17              36,388
   01/01/2008 to 12/31/2008                                              $10.17         $ 6.86             219,525

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.16              18,359
   01/01/2008 to 12/31/2008                                              $10.16         $ 7.49             173,075

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.99              28,266
   01/01/2008 to 12/31/2008                                              $ 9.99         $ 7.07             170,502

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.97             159,292
   01/01/2008 to 12/31/2008                                              $ 9.97         $ 9.19             669,023

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.17         $ 6.08                   0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.55                   0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.43              36,314

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08         $ 6.59             185,871



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST International Growth Portfolio

   03/19/2007* to 12/31/2007                                             $22.26         $26.40             715,857
   01/01/2008 to 12/31/2008                                              $26.40         $13.01             552,699

AST Aggressive Asset Allocation Portfolio

   03/19/2007* to 12/31/2007                                             $11.38         $12.42              62,773
   01/01/2008 to 12/31/2008                                              $12.42         $ 7.09             126,503

AST AllianceBernstein Core Value Portfolio

   03/19/2007* to 12/31/2007                                             $15.28         $14.85             396,679
   01/01/2008 to 12/31/2008                                              $14.85         $ 8.54             201,923

AST AllianceBernstein Growth & Income Portfolio

   03/19/2007* to 12/31/2007                                             $28.49         $29.91             507,472
   01/01/2008 to 12/31/2008                                              $29.91         $17.56             379,447

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   03/19/2007* to 12/31/2007                                             $14.84         $15.22             396,251
   01/01/2008 to 12/31/2008                                              $15.22         $ 9.23             222,439

AST American Century Income & Growth Portfolio

   03/19/2007* to 12/31/2007                                             $17.44         $17.54             228,111
   01/01/2008 to 12/31/2008                                              $17.54         $11.33             154,997

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   03/19/2007* to 12/31/2007                                             $17.56         $18.95              57,993
   01/01/2008 to 12/31/2008                                              $18.95         $13.09              38,831

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   03/19/2007* to 12/31/2007                                             $11.08         $11.99             411,706
   01/01/2008 to 12/31/2008                                              $11.99         $ 8.09             371,911

AST Capital Growth Asset Allocation Portfolio

   03/19/2007* to 12/31/2007                                             $11.22         $12.24             420,583
   01/01/2008 to 12/31/2008                                              $12.24         $ 7.88             495,503

AST Cohen & Steers Realty Portfolio

   03/19/2007* to 12/31/2007                                             $31.90         $24.67             155,081
   01/01/2008 to 12/31/2008                                              $24.67         $15.86             111,995

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   03/19/2007* to 12/31/2007                                             $11.00         $11.86             133,094
   01/01/2008 to 12/31/2008                                              $11.86         $ 8.37             237,851

AST DeAm Large-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                             $14.65         $14.77             205,376
   01/01/2008 to 12/31/2008                                              $14.77         $ 9.17             175,827

AST Neuberger Berman Small-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                             $10.58         $12.29             291,364
   01/01/2008 to 12/31/2008                                              $12.29         $ 6.99             185,040

AST DeAm Small-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                             $15.51         $12.80              75,539
   01/01/2008 to 07/18/2008                                              $12.80         $11.77                   0

AST Federated Aggressive Growth Portfolio

   03/19/2007* to 12/31/2007                                             $12.62         $13.64             189,572
   01/01/2008 to 12/31/2008                                              $13.64         $ 7.55             125,578

AST UBS Dynamic Alpha Portfolio

   03/19/2007* to 12/31/2007                                             $20.72         $20.91              89,434
   01/01/2008 to 12/31/2008                                              $20.91         $17.06             109,736

AST Goldman Sachs Concentrated Growth Portfolio

   03/19/2007* to 12/31/2007                                             $23.34         $26.68             406,767
   01/01/2008 to 12/31/2008                                              $26.68         $15.77             306,283

AST High Yield Portfolio

   03/19/2007* to 12/31/2007                                             $18.35         $18.28             274,834
   01/01/2008 to 12/31/2008                                              $18.28         $13.48             191,706

AST Goldman Sachs Mid-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                             $ 4.77         $ 5.43             362,040
   01/01/2008 to 12/31/2008                                              $ 5.43         $ 3.18             295,139

AST JPMorgan International Equity Portfolio

   03/19/2007* to 12/31/2007                                             $24.10         $26.09             233,797
   01/01/2008 to 12/31/2008                                              $26.09         $15.14             128,075

AST Large-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                             $26.11         $25.41             451,318
   01/01/2008 to 12/31/2008                                              $25.41         $14.72             267,385

AST Lord Abbett Bond-Debenture Portfolio

   03/19/2007* to 12/31/2007                                             $14.26         $14.68             220,080
   01/01/2008 to 12/31/2008                                              $14.68         $11.16             140,679

AST Marsico Capital Growth Portfolio

   03/19/2007* to 12/31/2007                                             $19.69         $22.29             971,315
   01/01/2008 to 12/31/2008                                              $22.29         $12.43             710,826

AST MFS Global Equity Portfolio

   03/19/2007* to 12/31/2007                                             $15.16         $16.41             233,832
   01/01/2008 to 12/31/2008                                              $16.41         $10.73             185,745

AST MFS Growth Portfolio

   03/19/2007* to 12/31/2007                                             $ 8.71         $ 9.99             385,830
   01/01/2008 to 12/31/2008                                              $ 9.99         $ 6.30             283,991

AST Mid-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                             $14.11         $14.12             123,018
   01/01/2008 to 12/31/2008                                              $14.12         $ 8.65              81,270

AST Neuberger Berman Mid-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                             $25.39         $29.67             403,400
   01/01/2008 to 12/31/2008                                              $29.67         $16.69             258,551

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                             $35.44         $35.87             379,524
   01/01/2008 to 12/31/2008                                              $35.87         $20.51             269,632

AST PIMCO Limited Maturity Bond Portfolio

   03/19/2007* to 12/31/2007                                             $15.85         $16.61             476,073
   01/01/2008 to 12/31/2008                                              $16.61         $16.63             417,181

AST Preservation Asset Allocation Portfolio

   03/19/2007* to 12/31/2007                                             $10.79         $11.55              89,895
   01/01/2008 to 12/31/2008                                              $11.55         $ 9.21             152,701

AST Small-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                             $25.10         $23.42             357,717
   01/01/2008 to 12/31/2008                                              $23.42         $16.30             265,536

AST T. Rowe Price Asset Allocation Portfolio

   03/19/2007* to 12/31/2007                                             $24.42         $25.66             177,727
   01/01/2008 to 12/31/2008                                              $25.66         $18.81             170,365

AST T. Rowe Price Global Bond Portfolio

   03/19/2007* to 12/31/2007                                             $15.17         $16.31             195,478
   01/01/2008 to 12/31/2008                                              $16.31         $15.75             157,502

AST T. Rowe Price Natural Resources Portfolio

   03/19/2007* to 12/31/2007                                             $49.29         $67.50              91,058
   01/01/2008 to 12/31/2008                                              $67.50         $33.42              67,882

AST Advanced Strategies Portfolio

   03/19/2007* to 12/31/2007                                             $10.80         $11.62             226,629
   01/01/2008 to 12/31/2008                                              $11.62         $ 8.07             252,802

AST First Trust Capital Appreciation Target Portfolio

   03/19/2007* to 12/31/2007                                             $10.49         $11.62             104,706
   01/01/2008 to 12/31/2008                                              $11.62         $ 6.82             145,715

AST First Trust Balanced Target Portfolio

   03/19/2007* to 12/31/2007                                             $10.69         $11.43             343,893
   01/01/2008 to 12/31/2008                                              $11.43         $ 7.41             176,530

AST International Value Portfolio

   03/19/2007* to 12/31/2007                                             $20.79         $23.92             246,638
   01/01/2008 to 12/31/2008                                              $23.92         $13.26             126,470

AST PIMCO Total Return Bond Portfolio

   03/19/2007* to 12/31/2007                                             $19.37         $20.48             932,528
   01/01/2008 to 12/31/2008                                              $20.48         $19.82             673,230

AST Small-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                             $17.47         $18.11             238,483
   01/01/2008 to 12/31/2008                                              $18.11         $11.66             196,511

AST Money Market Portfolio

   03/19/2007* to 12/31/2007                                             $13.73         $14.14           2,274,112
   01/01/2008 to 12/31/2008                                              $14.14         $14.35           2,934,205

AST T. Rowe Price Large-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                             $15.60         $16.92             156,491
   01/01/2008 to 12/31/2008                                              $16.92         $ 9.96             118,069

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.99               5,043
   01/01/2008 to 12/31/2008                                              $ 9.99         $ 9.37              57,790

ProFund VP Asia 30

   03/19/2007* to 12/31/2007                                             $19.45         $29.86              58,237
   01/01/2008 to 12/31/2008                                              $29.86         $14.54              42,878

ProFund VP Banks

   03/19/2007* to 12/31/2007                                             $13.14         $ 9.91              62,100
   01/01/2008 to 12/31/2008                                              $ 9.91         $ 5.21              47,464

ProFund VP Basic Materials

   03/19/2007* to 12/31/2007                                             $15.00         $18.12              40,124
   01/01/2008 to 12/31/2008                                              $18.12         $ 8.71              11,448

ProFund VP Bear

   03/19/2007* to 12/31/2007                                             $ 8.39         $ 8.18              28,504
   01/01/2008 to 12/31/2008                                              $ 8.18         $11.33              54,575

ProFund VP Biotechnology

   03/19/2007* to 12/31/2007                                             $ 8.30         $ 8.57              36,098
   01/01/2008 to 12/31/2008                                              $ 8.57         $ 8.64              31,300

ProFund VP Bull

   03/19/2007* to 12/31/2007                                             $12.10         $12.58             357,217
   01/01/2008 to 12/31/2008                                              $12.58         $ 7.76              31,415

ProFund VP Consumer Services

   03/19/2007* to 12/31/2007                                             $10.18         $ 9.25                 664
   01/01/2008 to 12/31/2008                                              $ 9.25         $ 6.28              25,348

ProFund VP Consumer Goods Portfolio

   03/19/2007* to 12/31/2007                                             $11.56         $12.35              28,036
   01/01/2008 to 12/31/2008                                              $12.35         $ 8.96               6,520

ProFund VP Oil & Gas

   03/19/2007* to 12/31/2007                                             $17.85         $23.90              69,547
   01/01/2008 to 12/31/2008                                              $23.90         $14.92              57,664

ProFund VP Europe 30

   03/19/2007* to 12/31/2007                                             $11.06         $12.82              58,476
   01/01/2008 to 12/31/2008                                              $12.82         $ 7.10              38,982

ProFund VP Financials

   03/19/2007* to 12/31/2007                                             $12.53         $10.41               8,563
   01/01/2008 to 12/31/2008                                              $10.41         $ 5.10               4,121

ProFund VP Health Care

   03/19/2007* to 12/31/2007                                             $ 9.22         $ 9.77              51,110
   01/01/2008 to 12/31/2008                                              $ 9.77         $ 7.32              11,936

ProFund VP Industrials

   03/19/2007* to 12/31/2007                                             $12.90         $14.07               4,384
   01/01/2008 to 12/31/2008                                              $14.07         $ 8.29              31,312

ProFund VP Internet

   03/19/2007* to 12/31/2007                                             $19.64         $21.19               2,722
   01/01/2008 to 12/31/2008                                              $21.19         $11.58                 523

ProFund VP Japan

   03/19/2007* to 12/31/2007                                             $14.90         $13.33               9,188
   01/01/2008 to 12/31/2008                                              $13.33         $ 7.81              35,266

ProFund VP Mid-Cap Growth

   03/19/2007* to 12/31/2007                                             $12.58         $13.50              66,295
   01/01/2008 to 12/31/2008                                              $13.50         $ 8.18              22,429

ProFund VP Mid-Cap Value

   03/19/2007* to 12/31/2007                                             $14.70         $14.22             111,312
   01/01/2008 to 12/31/2008                                              $14.22         $ 8.97              24,378

ProFund VP NASDAQ-100

   03/19/2007* to 12/31/2007                                             $ 5.66         $ 6.62             365,042
   01/01/2008 to 12/31/2008                                              $ 6.62         $ 3.77              46,227

ProFund VP Pharmaceuticals

   03/19/2007* to 12/31/2007                                             $ 8.40         $ 8.65                  30
   01/01/2008 to 12/31/2008                                              $ 8.65         $ 6.89              19,024

ProFund VP Precious Metals

   03/19/2007* to 12/31/2007                                             $14.89         $19.31              46,746
   01/01/2008 to 12/31/2008                                              $19.31         $13.23              71,505

ProFund VP Real Estate

   03/19/2007* to 12/31/2007                                             $25.09         $19.59               9,995
   01/01/2008 to 12/31/2008                                              $19.59         $11.39               7,045

ProFund VP Rising Rates Opportunity

   03/19/2007* to 12/31/2007                                             $ 6.62         $ 6.29              50,450
   01/01/2008 to 12/31/2008                                              $ 6.29         $ 3.86              54,538

ProFund VP Semiconductor

   03/19/2007* to 12/31/2007                                             $ 7.08         $ 7.63               3,867
   01/01/2008 to 12/31/2008                                              $ 7.63         $ 3.79               2,570

ProFund VP Short NASDAQ-100

   03/19/2007* to 12/31/2007                                             $ 5.95         $ 5.15              27,418
   01/01/2008 to 12/31/2008                                              $ 5.15         $ 7.55              13,959

ProFund VP Short Small-Cap

   03/19/2007* to 12/31/2007                                             $ 8.07         $ 8.29              36,729
   01/01/2008 to 12/31/2008                                              $ 8.29         $10.19               4,107

ProFund VP Small-Cap Growth

   03/19/2007* to 12/31/2007                                             $14.15         $14.38              17,597
   01/01/2008 to 12/31/2008                                              $14.38         $ 9.39              23,190

ProFund VP Small-Cap Value

   03/19/2007* to 12/31/2007                                             $13.49         $12.41              17,038
   01/01/2008 to 12/31/2008                                              $12.41         $ 8.52              11,592

ProFund VP Technology

   03/19/2007* to 12/31/2007                                             $ 5.22         $ 6.03              33,213
   01/01/2008 to 12/31/2008                                              $ 6.03         $ 3.32               5,997

ProFund VP Telecommunications

   03/19/2007* to 12/31/2007                                             $ 6.47         $ 6.71              45,957
   01/01/2008 to 12/31/2008                                              $ 6.71         $ 4.35             123,183

ProFund VP U.S. Government Plus

   03/19/2007* to 12/31/2007                                             $12.49         $13.34              60,317
   01/01/2008 to 12/31/2008                                              $13.34         $19.77              45,312

ProFund VP UltraBull

   03/19/2007* to 12/31/2007                                             $ 9.97         $10.29              82,193
   01/01/2008 to 12/31/2008                                              $10.29         $ 3.32              46,958

ProFund VP UltraMid-Cap

   03/19/2007* to 12/31/2007                                             $16.49         $16.37             114,388
   01/01/2008 to 12/31/2008                                              $16.37         $ 5.27             122,266

ProFund VP UltraNASDAQ-100

   03/19/2007* to 12/31/2007                                             $ 1.31         $ 1.69             973,932
   01/01/2008 to 12/31/2008                                              $ 1.69         $ 0.46             937,881

ProFund VP UltraSmall-Cap

   03/19/2007* to 12/31/2007                                             $14.87         $13.01              28,440
   01/01/2008 to 12/31/2008                                              $13.01         $ 4.36              16,457

ProFund VP Utilities

   03/19/2007* to 12/31/2007                                             $12.26         $13.39             131,376
   01/01/2008 to 12/31/2008                                              $13.39         $ 9.19              51,138

ProFund VP Large-Cap Growth

   03/19/2007* to 12/31/2007                                             $10.99         $11.86              48,255
   01/01/2008 to 12/31/2008                                              $11.86         $ 7.57              35,528

ProFund VP Large-Cap Value

   03/19/2007* to 12/31/2007                                             $12.33         $12.33              99,574
   01/01/2008 to 12/31/2008                                              $12.33         $ 7.27             125,444

ProFund VP Short Mid-Cap

   03/19/2007* to 12/31/2007                                             $ 8.08         $ 7.98                  16
   01/01/2008 to 12/31/2008                                              $ 7.98         $10.42                  16

ACCESS VP High Yield Fund

   03/19/2007* to 12/31/2007                                             $11.70         $11.98              18,903
   01/01/2008 to 12/31/2008                                              $11.98         $11.31               2,910

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $11.52                   0
   01/01/2008 to 12/31/2008                                              $11.52         $ 7.39               7,390

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.05               3,529
   01/01/2008 to 12/31/2008                                              $10.05         $ 7.21              13,812

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.20                   0
   01/01/2008 to 12/31/2008                                              $10.20         $ 7.00              10,506

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.18                   0
   01/01/2008 to 12/31/2008                                              $10.18         $ 7.64              29,480

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $10.01                   0
   01/01/2008 to 12/31/2008                                              $10.01         $ 7.21                  70

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                             $10.00         $11.38             161,639

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                             $10.00         $12.13              11,683

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                             $10.00         $12.20               9,569

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.18         $ 6.13                 192

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.59                 354

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.50                   0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                             $10.08         $ 6.67               4,104



*Denotes the start date of these sub-accounts

                                  Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV (1.90%)



                                                            ACCUMULATION   ACCUMULATION       NUMBER OF
                                                             UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                            AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                  OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.95              90,759
   01/01/2003 to 12/31/2003                                       $ 9.95         $12.75             936,678
   01/01/2004 to 12/31/2004                                       $12.75         $14.65           2,064,681
   01/01/2005 to 12/31/2005                                       $14.65         $15.96           3,524,141
   01/01/2006 to 12/31/2006                                       $15.96         $19.22           4,137,771
   01/01/2007 to 12/31/2007                                       $19.22         $20.63           4,026,621
   01/01/2008 to 12/31/2008                                       $20.63         $11.87             385,911

AST International Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.72              78,368
   01/01/2003 to 12/31/2003                                       $ 9.72         $13.35           6,498,151
   01/01/2004 to 12/31/2004                                       $13.35         $15.21          15,481,627
   01/01/2005 to 12/31/2005                                       $15.21         $17.40          18,939,826
   01/01/2006 to 12/31/2006                                       $17.40         $20.65          13,631,389
   01/01/2007 to 12/31/2007                                       $20.65         $24.11          11,406,256
   01/01/2008 to 12/31/2008                                       $24.11         $11.77           1,436,169

AST International Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.79              22,770
   01/01/2003 to 12/31/2003                                       $ 9.79         $12.86             368,945
   01/01/2004 to 12/31/2004                                       $12.86         $15.27             810,108
   01/01/2005 to 12/31/2005                                       $15.27         $17.04           1,137,254
   01/01/2006 to 12/31/2006                                       $17.04         $21.30           1,933,054
   01/01/2007 to 12/31/2007                                       $21.30         $24.61           2,704,506
   01/01/2008 to 12/31/2008                                       $24.61         $13.52             254,922

AST Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.48              47,261
   01/01/2003 to 12/31/2003                                       $ 9.48         $13.50           1,059,046
   01/01/2004 to 12/31/2004                                       $13.50         $12.33           1,200,247
   01/01/2005 to 12/31/2005                                       $12.33         $12.27           1,188,972
   01/01/2006 to 12/31/2006                                       $12.27         $13.56           1,254,815
   01/01/2007 to 12/31/2007                                       $13.56         $14.25           1,144,565
   01/01/2008 to 12/31/2008                                       $14.25         $ 9.09             186,142

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.71              12,122
   01/01/2003 to 12/31/2003                                       $ 9.71         $14.06             480,221
   01/01/2004 to 12/31/2004                                       $14.06         $15.10             779,045
   01/01/2005 to 12/31/2005                                       $15.10         $14.87             775,839
   01/01/2006 to 12/31/2006                                       $14.87         $15.72             737,915
   01/01/2007 to 12/31/2007                                       $15.72         $18.30             790,161
   01/01/2008 to 12/31/2008                                       $18.30         $10.32              80,056

AST Federated Aggressive Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.86              63,097
   01/01/2003 to 12/31/2003                                       $ 9.86         $16.40           2,615,505
   01/01/2004 to 12/31/2004                                       $16.40         $19.79           5,192,694
   01/01/2005 to 12/31/2005                                       $19.79         $21.25           6,965,263
   01/01/2006 to 12/31/2006                                       $21.25         $23.54           5,683,317
   01/01/2007 to 12/31/2007                                       $23.54         $25.68           5,023,880
   01/01/2008 to 12/31/2008                                       $25.68         $14.08             535,803

AST Small-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.08             209,790
   01/01/2003 to 12/31/2003                                       $10.08         $13.43           5,824,200
   01/01/2004 to 12/31/2004                                       $13.43         $15.34          10,169,483
   01/01/2005 to 12/31/2005                                       $15.34         $16.05          12,956,155
   01/01/2006 to 12/31/2006                                       $16.05         $18.90          10,309,013
   01/01/2007 to 12/31/2007                                       $18.90         $17.50           9,534,730
   01/01/2008 to 12/31/2008                                       $17.50         $12.07           1,182,326

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.87              66,279
   01/01/2003 to 12/31/2003                                       $ 9.87         $12.75           2,379,820
   01/01/2004 to 12/31/2004                                       $12.75         $14.55           5,139,643
   01/01/2005 to 12/31/2005                                       $14.55         $14.95           6,665,807
   01/01/2006 to 12/31/2006                                       $14.95         $15.59           5,183,278
   01/01/2007 to 12/31/2007                                       $15.59         $18.25           4,551,679
   01/01/2008 to 12/31/2008                                       $18.25         $10.60             495,545

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.98             163,415
   01/01/2003 to 12/31/2003                                       $ 9.98         $13.34           4,786,623
   01/01/2004 to 12/31/2004                                       $13.34         $16.08           9,335,291
   01/01/2005 to 12/31/2005                                       $16.08         $17.68          11,873,661
   01/01/2006 to 12/31/2006                                       $17.68         $19.21           9,671,239
   01/01/2007 to 12/31/2007                                       $19.21         $19.44           8,401,820
   01/01/2008 to 12/31/2008                                       $19.44         $11.01             882,120

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.34              31,105
   01/01/2003 to 12/31/2003                                       $ 9.34         $11.34             717,430
   01/01/2004 to 12/31/2004                                       $11.34         $11.76           1,189,655
   01/01/2005 to 12/31/2005                                       $11.76         $13.43           1,822,385
   01/01/2006 to 12/31/2006                                       $13.43         $13.92           2,970,253
   01/01/2007 to 12/31/2007                                       $13.92         $14.78           4,140,068
   01/01/2008 to 12/31/2008                                       $14.78         $ 8.62             568,073

AST MFS Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.47             134,574
   01/01/2003 to 12/31/2003                                       $ 9.47         $11.41           2,222,614
   01/01/2004 to 12/31/2004                                       $11.41         $12.39           2,897,175
   01/01/2005 to 12/31/2005                                       $12.39         $12.93           4,272,541
   01/01/2006 to 12/31/2006                                       $12.93         $13.91           3,472,314
   01/01/2007 to 12/31/2007                                       $13.91         $15.70           2,799,781
   01/01/2008 to 12/31/2008                                       $15.70         $ 9.81             639,125

AST Marsico Capital Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.51             457,013
   01/01/2003 to 12/31/2003                                       $ 9.51         $12.30          14,975,841
   01/01/2004 to 12/31/2004                                       $12.30         $13.95          30,793,077
   01/01/2005 to 12/31/2005                                       $13.95         $14.62          41,075,737
   01/01/2006 to 12/31/2006                                       $14.62         $15.38          33,382,333
   01/01/2007 to 12/31/2007                                       $15.38         $17.35          28,678,496
   01/01/2008 to 12/31/2008                                       $17.35         $ 9.59           3,236,045

AST AllianceBernstein Core Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.08             386,259
   01/01/2003 to 12/31/2003                                       $10.08         $12.69           2,277,726
   01/01/2004 to 12/31/2004                                       $12.69         $14.18           3,959,115
   01/01/2005 to 12/31/2005                                       $14.18         $14.68           3,809,638
   01/01/2006 to 12/31/2006                                       $14.68         $17.47           5,825,933
   01/01/2007 to 12/31/2007                                       $17.47         $16.53           3,601,549
   01/01/2008 to 12/31/2008                                       $16.53         $ 9.42             478,070

AST AllianceBernstein Growth & Income Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.83             165,588
   01/01/2003 to 12/31/2003                                       $ 9.83         $12.77          13,386,166
   01/01/2004 to 12/31/2004                                       $12.77         $13.91          27,268,222
   01/01/2005 to 12/31/2005                                       $13.91         $14.30          38,456,039
   01/01/2006 to 12/31/2006                                       $14.30         $16.45          27,267,301
   01/01/2007 to 12/31/2007                                       $16.45         $16.96          23,014,737
   01/01/2008 to 12/31/2008                                       $16.96         $ 9.87           2,971,743

AST Large-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.90              30,714
   01/01/2003 to 12/31/2003                                       $ 9.90         $11.65             651,074
   01/01/2004 to 12/31/2004                                       $11.65         $13.19           1,916,775
   01/01/2005 to 12/31/2005                                       $13.19         $13.78           3,227,693
   01/01/2006 to 12/31/2006                                       $13.78         $16.01           3,946,641
   01/01/2007 to 12/31/2007                                       $16.01         $15.23           3,212,276
   01/01/2008 to 12/31/2008                                       $15.23         $ 8.74             510,220

AST T. Rowe Price Global Bond Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.31              36,822
   01/01/2003 to 12/31/2003                                       $10.31         $11.42           1,827,606
   01/01/2004 to 12/31/2004                                       $11.42         $12.17           6,387,666
   01/01/2005 to 12/31/2005                                       $12.17         $11.40           9,677,418
   01/01/2006 to 12/31/2006                                       $11.40         $11.89           8,138,223
   01/01/2007 to 12/31/2007                                       $11.89         $12.78           8,017,458
   01/01/2008 to 12/31/2008                                       $12.78         $12.24             821,071

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.23             162,571
   01/01/2003 to 12/31/2003                                       $10.23         $11.92           4,628,945
   01/01/2004 to 12/31/2004                                       $11.92         $12.56           7,337,467
   01/01/2005 to 12/31/2005                                       $12.56         $12.46          11,711,617
   01/01/2006 to 12/31/2006                                       $12.46         $13.43           9,529,259
   01/01/2007 to 12/31/2007                                       $13.43         $13.97           8,088,124
   01/01/2008 to 12/31/2008                                       $13.97         $10.52           1,849,304

AST PIMCO Total Return Bond Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.17             604,147
   01/01/2003 to 12/31/2003                                       $10.17         $10.51          16,012,778
   01/01/2004 to 12/31/2004                                       $10.51         $10.82          30,067,867
   01/01/2005 to 12/31/2005                                       $10.82         $10.88          15,662,179

   01/01/2006 to 12/31/2006                                       $10.88         $11.07          16,434,843
   01/01/2007 to 12/31/2007                                       $11.07         $11.76          17,063,089
   01/01/2008 to 12/31/2008                                       $11.76         $11.28           3,876,085

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.08             215,314
   01/01/2003 to 12/31/2003                                       $10.08         $10.22           5,152,783
   01/01/2004 to 12/31/2004                                       $10.22         $10.23          19,103,280
   01/01/2005 to 12/31/2005                                       $10.23         $10.20          31,242,913
   01/01/2006 to 12/31/2006                                       $10.20         $10.39          24,544,154
   01/01/2007 to 12/31/2007                                       $10.39         $10.88          21,419,052
   01/01/2008 to 12/31/2008                                       $10.88         $10.80           3,534,614

AST Money Market Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.99             999,737
   01/01/2003 to 12/31/2003                                       $ 9.99         $ 9.86           7,176,983
   01/01/2004 to 12/31/2004                                       $ 9.86         $ 9.75           8,152,893
   01/01/2005 to 12/31/2005                                       $ 9.75         $ 9.83          14,801,774
   01/01/2006 to 12/31/2006                                       $ 9.83         $10.09          17,648,852
   01/01/2007 to 12/31/2007                                       $10.09         $10.38          23,468,378
   01/01/2008 to 12/31/2008                                       $10.38         $10.44          27,759,077

Evergreen VA International Equity Fund

   01/01/2002 to 12/31/2002                                           --         $ 9.67               3,669
   01/01/2003 to 12/31/2003                                       $ 9.67         $12.78              76,749
   01/01/2004 to 12/31/2004                                       $12.78         $14.94             195,986
   01/01/2005 to 12/31/2005                                       $14.94         $17.01             507,584
   01/01/2006 to 12/31/2006                                       $17.01         $20.55             657,265
   01/01/2007 to 12/31/2007                                       $20.55         $23.18             857,755
   01/01/2008 to 12/31/2008                                       $23.18         $13.30              91,276

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                           --         $13.21              56,002
   01/01/2004 to 12/31/2004                                       $13.21         $13.89             387,492
   01/01/2005 to 12/31/2005                                       $13.89         $14.15             294,327
   01/01/2006 to 12/31/2006                                       $14.15         $14.72             208,342
   01/01/2007 to 12/31/2007                                       $14.72         $16.16             187,651
   01/01/2008 to 12/31/2008                                       $16.16         $11.54              17,862

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                      $10.00         $ 9.98             237,870
   01/01/2008 to 12/31/2008                                       $ 9.98         $ 9.28             494,638

AST Investment Grade Bond Portfolio

   01/28/2008* to 12/31/2008                                      $10.00         $10.71          14,181,642

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                      $10.18         $ 6.11              13,259

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                      $10.10         $ 5.57              13,090

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                      $10.00         $ 7.46             132,356



*Denotes the start date of these sub-accounts

                                  Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB or HD GRO (2.00%)



                                                            ACCUMULATION   ACCUMULATION       NUMBER OF
                                                             UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                            AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                  OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.74              17,098
   01/01/2004 to 12/31/2004                                       $12.74         $14.62             217,166
   01/01/2005 to 12/31/2005                                       $14.62         $15.90             411,851
   01/01/2006 to 12/31/2006                                       $15.90         $19.14             412,527
   01/01/2007 to 12/31/2007                                       $19.14         $20.53             452,611
   01/01/2008 to 12/31/2008                                       $20.53         $11.79             450,183

AST International Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.34             103,740
   01/01/2004 to 12/31/2004                                       $13.34         $15.18           1,821,923
   01/01/2005 to 12/31/2005                                       $15.18         $17.34           2,117,271
   01/01/2006 to 12/31/2006                                       $17.34         $20.56           1,505,204
   01/01/2007 to 12/31/2007                                       $20.56         $23.99           1,246,698
   01/01/2008 to 12/31/2008                                       $23.99         $11.70           1,091,501

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.85               5,504
   01/01/2004 to 12/31/2004                                       $12.85         $15.24              69,494
   01/01/2005 to 12/31/2005                                       $15.24         $16.98             151,572
   01/01/2006 to 12/31/2006                                       $16.98         $21.21             275,388
   01/01/2007 to 12/31/2007                                       $21.21         $24.49             415,333
   01/01/2008 to 12/31/2008                                       $24.49         $13.44             281,138

AST Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.49               9,676
   01/01/2004 to 12/31/2004                                       $13.49         $12.30             113,913
   01/01/2005 to 12/31/2005                                       $12.30         $12.23             105,281
   01/01/2006 to 12/31/2006                                       $12.23         $13.50             116,763
   01/01/2007 to 12/31/2007                                       $13.50         $14.18             168,599
   01/01/2008 to 12/31/2008                                       $14.18         $ 9.03             254,074

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $14.05               1,850
   01/01/2004 to 12/31/2004                                       $14.05         $15.07              56,414
   01/01/2005 to 12/31/2005                                       $15.07         $14.82              76,370
   01/01/2006 to 12/31/2006                                       $14.82         $15.65              81,269
   01/01/2007 to 12/31/2007                                       $15.65         $18.20             105,233
   01/01/2008 to 12/31/2008                                       $18.20         $10.25              51,866

AST Federated Aggressive Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $16.38              37,078


   01/01/2004 to 12/31/2004                                       $16.38         $19.75             562,771
   01/01/2005 to 12/31/2005                                       $19.75         $21.18             675,625
   01/01/2006 to 12/31/2006                                       $21.18         $23.44             555,919
   01/01/2007 to 12/31/2007                                       $23.44         $25.55             471,679
   01/01/2008 to 12/31/2008                                       $25.55         $14.00             419,386

AST Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.41             100,155
   01/01/2004 to 12/31/2004                                       $13.41         $15.31           1,007,926
   01/01/2005 to 12/31/2005                                       $15.31         $16.00           1,367,353
   01/01/2006 to 12/31/2006                                       $16.00         $18.82           1,007,185
   01/01/2007 to 12/31/2007                                       $18.82         $17.41             986,053
   01/01/2008 to 12/31/2008                                       $17.41         $11.99             987,703

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.73              37,400
   01/01/2004 to 12/31/2004                                       $12.73         $14.52             516,261
   01/01/2005 to 12/31/2005                                       $14.52         $14.91             701,854
   01/01/2006 to 12/31/2006                                       $14.91         $15.53             516,950
   01/01/2007 to 12/31/2007                                       $15.53         $18.16             440,329
   01/01/2008 to 12/31/2008                                       $18.16         $10.54             395,201

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.33              87,253
   01/01/2004 to 12/31/2004                                       $13.33         $16.04             937,314
   01/01/2005 to 12/31/2005                                       $16.04         $17.62           1,232,726
   01/01/2006 to 12/31/2006                                       $17.62         $19.12             959,021
   01/01/2007 to 12/31/2007                                       $19.12         $19.33             859,161
   01/01/2008 to 12/31/2008                                       $19.33         $10.94             649,182

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.32               2,206
   01/01/2004 to 12/31/2004                                       $11.32         $11.73              84,417
   01/01/2005 to 12/31/2005                                       $11.73         $13.39             179,577
   01/01/2006 to 12/31/2006                                       $13.39         $13.86             424,274
   01/01/2007 to 12/31/2007                                       $13.86         $14.70             670,101
   01/01/2008 to 12/31/2008                                       $14.70         $ 8.56             829,518

AST MFS Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.40              18,900
   01/01/2004 to 12/31/2004                                       $11.40         $12.37             304,760
   01/01/2005 to 12/31/2005                                       $12.37         $12.89             553,234
   01/01/2006 to 12/31/2006                                       $12.89         $13.85             418,858
   01/01/2007 to 12/31/2007                                       $13.85         $15.62             401,782
   01/01/2008 to 12/31/2008                                       $15.62         $ 9.75             381,401

AST Marsico Capital Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.28             215,988
   01/01/2004 to 12/31/2004                                       $12.28         $13.92           3,136,818
   01/01/2005 to 12/31/2005                                       $13.92         $14.58           4,378,768
   01/01/2006 to 12/31/2006                                       $14.58         $15.32           3,475,065
   01/01/2007 to 12/31/2007                                       $15.32         $17.26           3,049,331
   01/01/2008 to 12/31/2008                                       $17.26         $ 9.53           2,645,237

AST AllianceBernstein Core Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.67              11,518
   01/01/2004 to 12/31/2004                                       $12.67         $14.15             220,419


   01/01/2005 to 12/31/2005                                       $14.15         $14.63             256,526
   01/01/2006 to 12/31/2006                                       $14.63         $17.40             446,357
   01/01/2007 to 12/31/2007                                       $17.40         $16.44             422,432
   01/01/2008 to 12/31/2008                                       $16.44         $ 9.36             354,139

AST AllianceBernstein Growth & Income Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.76             187,011
   01/01/2004 to 12/31/2004                                       $12.76         $13.88           2,899,917
   01/01/2005 to 12/31/2005                                       $13.88         $14.25           4,265,751
   01/01/2006 to 12/31/2006                                       $14.25         $16.38           2,911,174
   01/01/2007 to 12/31/2007                                       $16.38         $16.87           2,485,922
   01/01/2008 to 12/31/2008                                       $16.87         $ 9.81           2,137,291

AST Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.63              21,961
   01/01/2004 to 12/31/2004                                       $11.63         $13.16             173,888
   01/01/2005 to 12/31/2005                                       $13.16         $13.73             405,886
   01/01/2006 to 12/31/2006                                       $13.73         $15.94             464,393
   01/01/2007 to 12/31/2007                                       $15.94         $15.16             520,419
   01/01/2008 to 12/31/2008                                       $15.16         $ 8.69             546,388

AST T. Rowe Price Global Bond Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.40              24,361
   01/01/2004 to 12/31/2004                                       $11.40         $12.14             712,411
   01/01/2005 to 12/31/2005                                       $12.14         $11.37           1,035,774
   01/01/2006 to 12/31/2006                                       $11.37         $11.84             798,214
   01/01/2007 to 12/31/2007                                       $11.84         $12.72             851,066
   01/01/2008 to 12/31/2008                                       $12.72         $12.16             694,965

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.90              42,593
   01/01/2004 to 12/31/2004                                       $11.90         $12.53             904,128
   01/01/2005 to 12/31/2005                                       $12.53         $12.42           1,672,137
   01/01/2006 to 12/31/2006                                       $12.42         $13.37           1,365,237
   01/01/2007 to 12/31/2007                                       $13.37         $13.90           1,124,709
   01/01/2008 to 12/31/2008                                       $13.90         $10.45             916,727

AST PIMCO Total Return Bond Portfolio

   01/01/2003 to 12/31/2003                                           --         $10.49             378,676
   01/01/2004 to 12/31/2004                                       $10.49         $10.79           3,495,678
   01/01/2005 to 12/31/2005                                       $10.79         $10.84           2,236,621
   01/01/2006 to 12/31/2006                                       $10.84         $11.02           2,081,850
   01/01/2007 to 12/31/2007                                       $11.02         $11.70           2,256,466
   01/01/2008 to 12/31/2008                                       $11.70         $11.21           2,546,124

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2003 to 12/31/2003                                           --         $10.21              36,640
   01/01/2004 to 12/31/2004                                       $10.21         $10.21           2,764,809
   01/01/2005 to 12/31/2005                                       $10.21         $10.17           4,545,782
   01/01/2006 to 12/31/2006                                       $10.17         $10.35           3,593,391
   01/01/2007 to 12/31/2007                                       $10.35         $10.83           3,257,914
   01/01/2008 to 12/31/2008                                       $10.83         $10.73           3,023,480

AST Money Market Portfolio

   01/01/2003 to 12/31/2003                                           --         $ 9.85              81,304
   01/01/2004 to 12/31/2004                                       $ 9.85         $ 9.73           1,312,018
   01/01/2005 to 12/31/2005                                       $ 9.73         $ 9.80           2,581,452
   01/01/2006 to 12/31/2006                                       $ 9.80         $10.04           1,916,776


   01/01/2007 to 12/31/2007                                       $10.04         $10.33           4,181,059
   01/01/2008 to 12/31/2008                                       $10.33         $10.37          11,771,343

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                           --         $10.45                 827
   01/01/2004 to 12/31/2004                                       $10.45         $12.21              32,858
   01/01/2005 to 12/31/2005                                       $12.21         $13.88             164,045
   01/01/2006 to 12/31/2006                                       $13.88         $16.75             160,932
   01/01/2007 to 12/31/2007                                       $16.75         $18.88             219,534
   01/01/2008 to 12/31/2008                                       $18.88         $10.82             146,290

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                           --         $13.19                 283
   01/01/2004 to 12/31/2004                                       $13.19         $13.86              31,153
   01/01/2005 to 12/31/2005                                       $13.86         $14.10              31,596
   01/01/2006 to 12/31/2006                                       $14.10         $14.65              15,185
   01/01/2007 to 12/31/2007                                       $14.65         $16.08              15,093
   01/01/2008 to 12/31/2008                                       $16.08         $11.47              26,469

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                      $10.00         $ 9.98             207,560
   01/01/2008 to 12/31/2008                                       $ 9.98         $ 9.27             788,143

AST Investment Grade Bond Portfolio

   06/30/2008* to 12/31/2008                                      $10.01         $10.92           1,344,244

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                      $10.00         $11.28          12,905,774

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                      $10.00         $12.01           7,376,393

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                      $10.00         $12.08           5,692,971

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                      $10.18         $ 6.10              13,392

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                      $10.10         $ 5.56             164,951

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                      $10.00         $ 7.46             143,659



*Denotes the start date of these sub-accounts

                                  Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV (2.15%)



                                                            ACCUMULATION   ACCUMULATION       NUMBER OF
                                                             UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                            AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                  OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.95               6,047
   01/01/2003 to 12/31/2003                                       $ 9.95         $12.72             141,470
   01/01/2004 to 12/31/2004                                       $12.72         $14.57             284,319
   01/01/2005 to 12/31/2005                                       $14.57         $15.83             560,887
   01/01/2006 to 12/31/2006                                       $15.83         $19.02             843,155
   01/01/2007 to 12/31/2007                                       $19.02         $20.37             924,920
   01/01/2008 to 12/31/2008                                       $20.37         $11.68             239,108

AST International Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.71               5,178
   01/01/2003 to 12/31/2003                                       $ 9.71         $13.32           1,009,679
   01/01/2004 to 12/31/2004                                       $13.32         $15.13           2,722,552
   01/01/2005 to 12/31/2005                                       $15.13         $17.26           3,615,924
   01/01/2006 to 12/31/2006                                       $17.26         $20.43           2,835,178
   01/01/2007 to 12/31/2007                                       $20.43         $23.80           2,518,402
   01/01/2008 to 12/31/2008                                       $23.80         $11.59           1,096,351

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.82              24,374
   01/01/2004 to 12/31/2004                                       $12.82         $15.19             119,845
   01/01/2005 to 12/31/2005                                       $15.19         $16.90             223,826
   01/01/2006 to 12/31/2006                                       $16.90         $21.08             537,213
   01/01/2007 to 12/31/2007                                       $21.08         $24.30             807,650
   01/01/2008 to 12/31/2008                                       $24.30         $13.31             324,862

AST Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.47               6,595
   01/01/2003 to 12/31/2003                                       $ 9.47         $13.46             138,936
   01/01/2004 to 12/31/2004                                       $13.46         $12.26             136,313
   01/01/2005 to 12/31/2005                                       $12.26         $12.18             174,641
   01/01/2006 to 12/31/2006                                       $12.18         $13.42             211,329
   01/01/2007 to 12/31/2007                                       $13.42         $14.07             241,375
   01/01/2008 to 12/31/2008                                       $14.07         $ 8.95             135,744

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.71               1,728
   01/01/2003 to 12/31/2003                                       $ 9.71         $14.02              89,708
   01/01/2004 to 12/31/2004                                       $14.02         $15.02             192,105
   01/01/2005 to 12/31/2005                                       $15.02         $14.75             154,506
   01/01/2006 to 12/31/2006                                       $14.75         $15.55             141,498
   01/01/2007 to 12/31/2007                                       $15.55         $18.06             150,199
   01/01/2008 to 12/31/2008                                       $18.06         $10.16              53,502

AST Federated Aggressive Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.86               4,107
   01/01/2003 to 12/31/2003                                       $ 9.86         $16.35             362,906
   01/01/2004 to 12/31/2004                                       $16.35         $19.69             808,007
   01/01/2005 to 12/31/2005                                       $19.69         $21.08           1,270,136
   01/01/2006 to 12/31/2006                                       $21.08         $23.30           1,083,684
   01/01/2007 to 12/31/2007                                       $23.30         $25.35           1,044,299
   01/01/2008 to 12/31/2008                                       $25.35         $13.87             426,639

AST Small-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.08              17,411
   01/01/2003 to 12/31/2003                                       $10.08         $13.39             767,455
   01/01/2004 to 12/31/2004                                       $13.39         $15.26           1,690,870
   01/01/2005 to 12/31/2005                                       $15.26         $15.92           2,449,573
   01/01/2006 to 12/31/2006                                       $15.92         $18.70           2,168,862
   01/01/2007 to 12/31/2007                                       $18.70         $17.27           2,048,735
   01/01/2008 to 12/31/2008                                       $17.27         $11.88             759,534

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.87               2,488
   01/01/2003 to 12/31/2003                                       $ 9.87         $12.71             365,115
   01/01/2004 to 12/31/2004                                       $12.71         $14.47             994,493
   01/01/2005 to 12/31/2005                                       $14.47         $14.84           1,394,969
   01/01/2006 to 12/31/2006                                       $14.84         $15.43           1,131,414
   01/01/2007 to 12/31/2007                                       $15.43         $18.02             957,378
   01/01/2008 to 12/31/2008                                       $18.02         $10.44             319,518

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.97              10,745
   01/01/2003 to 12/31/2003                                       $ 9.97         $13.31             610,598
   01/01/2004 to 12/31/2004                                       $13.31         $15.99           1,457,788
   01/01/2005 to 12/31/2005                                       $15.99         $17.54           2,280,095
   01/01/2006 to 12/31/2006                                       $17.54         $19.00           1,954,267
   01/01/2007 to 12/31/2007                                       $19.00         $19.18           1,856,062
   01/01/2008 to 12/31/2008                                       $19.18         $10.84             615,887

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.34               3,975
   01/01/2003 to 12/31/2003                                       $ 9.34         $11.30             114,477
   01/01/2004 to 12/31/2004                                       $11.30         $11.70             297,369
   01/01/2005 to 12/31/2005                                       $11.70         $13.32             386,908
   01/01/2006 to 12/31/2006                                       $13.32         $13.77             579,236
   01/01/2007 to 12/31/2007                                       $13.77         $14.59           1,005,218
   01/01/2008 to 12/31/2008                                       $14.59         $ 8.48             588,798

AST MFS Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.46               2,437
   01/01/2003 to 12/31/2003                                       $ 9.46         $11.38             207,063
   01/01/2004 to 12/31/2004                                       $11.38         $12.33             442,758
   01/01/2005 to 12/31/2005                                       $12.33         $12.82             826,301
   01/01/2006 to 12/31/2006                                       $12.82         $13.76             654,691
   01/01/2007 to 12/31/2007                                       $13.76         $15.50             587,845
   01/01/2008 to 12/31/2008                                       $15.50         $ 9.66             309,485

AST Marsico Capital Growth Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.51              30,465

   01/01/2003 to 12/31/2003                                       $ 9.51         $12.26           2,031,583
   01/01/2004 to 12/31/2004                                       $12.26         $13.88           4,692,895
   01/01/2005 to 12/31/2005                                       $13.88         $14.51           7,428,912
   01/01/2006 to 12/31/2006                                       $14.51         $15.22           6,494,429
   01/01/2007 to 12/31/2007                                       $15.22         $17.12           5,835,660
   01/01/2008 to 12/31/2008                                       $17.12         $ 9.44           2,340,994

AST AllianceBernstein Core Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.08              30,510
   01/01/2003 to 12/31/2003                                       $10.08         $12.65             328,567
   01/01/2004 to 12/31/2004                                       $12.65         $14.10             534,389
   01/01/2005 to 12/31/2005                                       $14.10         $14.56             620,110
   01/01/2006 to 12/31/2006                                       $14.56         $17.29           1,007,854
   01/01/2007 to 12/31/2007                                       $17.29         $16.31             860,043
   01/01/2008 to 12/31/2008                                       $16.31         $ 9.28             436,312

AST AllianceBernstein Growth & Income Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.83               6,100
   01/01/2003 to 12/31/2003                                       $ 9.83         $12.74           2,029,598
   01/01/2004 to 12/31/2004                                       $12.74         $13.83           4,694,207
   01/01/2005 to 12/31/2005                                       $13.83         $14.18           7,461,229
   01/01/2006 to 12/31/2006                                       $14.18         $16.28           5,511,714
   01/01/2007 to 12/31/2007                                       $16.28         $16.74           4,716,388
   01/01/2008 to 12/31/2008                                       $16.74         $ 9.72           1,869,770

AST Large-Cap Value Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.90               5,934
   01/01/2003 to 12/31/2003                                       $ 9.90         $11.61              90,092
   01/01/2004 to 12/31/2004                                       $11.61         $13.12             198,898
   01/01/2005 to 12/31/2005                                       $13.12         $13.67             661,210
   01/01/2006 to 12/31/2006                                       $13.67         $15.84             854,051
   01/01/2007 to 12/31/2007                                       $15.84         $15.04             868,038
   01/01/2008 to 12/31/2008                                       $15.04         $ 8.61             559,310

AST T. Rowe Price Global Bond Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.31               3,700
   01/01/2003 to 12/31/2003                                       $10.31         $11.38             279,110
   01/01/2004 to 12/31/2004                                       $11.38         $12.10           1,195,848
   01/01/2005 to 12/31/2005                                       $12.10         $11.31           1,956,698
   01/01/2006 to 12/31/2006                                       $11.31         $11.76           1,805,420
   01/01/2007 to 12/31/2007                                       $11.76         $12.62           1,846,832
   01/01/2008 to 12/31/2008                                       $12.62         $12.05             593,325

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.23               7,474
   01/01/2003 to 12/31/2003                                       $10.23         $11.88             624,019
   01/01/2004 to 12/31/2004                                       $11.88         $12.49           1,314,641
   01/01/2005 to 12/31/2005                                       $12.49         $12.36           2,372,398
   01/01/2006 to 12/31/2006                                       $12.36         $13.29           2,027,743
   01/01/2007 to 12/31/2007                                       $13.29         $13.79           1,831,257
   01/01/2008 to 12/31/2008                                       $13.79         $10.36             651,707

AST PIMCO Total Return Bond Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.17              36,236
   01/01/2003 to 12/31/2003                                       $10.17         $10.48           2,192,336
   01/01/2004 to 12/31/2004                                       $10.48         $10.76           4,319,279
   01/01/2005 to 12/31/2005                                       $10.76         $10.79           2,552,299
   01/01/2006 to 12/31/2006                                       $10.79         $10.96           3,071,632

   01/01/2007 to 12/31/2007                                       $10.96         $11.61           3,499,433
   01/01/2008 to 12/31/2008                                       $11.61         $11.10           2,161,056

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2002 to 12/31/2002                                           --         $10.08              80,547
   01/01/2003 to 12/31/2003                                       $10.08         $10.19             636,860
   01/01/2004 to 12/31/2004                                       $10.19         $10.17           2,785,690
   01/01/2005 to 12/31/2005                                       $10.17         $10.12           5,697,191
   01/01/2006 to 12/31/2006                                       $10.12         $10.28           4,979,340
   01/01/2007 to 12/31/2007                                       $10.28         $10.74           4,520,572
   01/01/2008 to 12/31/2008                                       $10.74         $10.63           1,783,570

AST Money Market Portfolio

   01/01/2002 to 12/31/2002                                           --         $ 9.99              70,899
   01/01/2003 to 12/31/2003                                       $ 9.99         $ 9.83           1,118,618
   01/01/2004 to 12/31/2004                                       $ 9.83         $ 9.70           1,742,703
   01/01/2005 to 12/31/2005                                       $ 9.70         $ 9.75           2,932,409
   01/01/2006 to 12/31/2006                                       $ 9.75         $ 9.98           5,452,746
   01/01/2007 to 12/31/2007                                       $ 9.98         $10.24           6,373,608
   01/01/2008 to 12/31/2008                                       $10.24         $10.28           7,140,857

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                           --         $12.74               6,492
   01/01/2004 to 12/31/2004                                       $12.74         $14.86              67,201
   01/01/2005 to 12/31/2005                                       $14.86         $16.87             182,612
   01/01/2006 to 12/31/2006                                       $16.87         $20.33             239,474
   01/01/2007 to 12/31/2007                                       $20.33         $22.88             290,951
   01/01/2008 to 12/31/2008                                       $22.88         $13.10             129,942

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                           --         $13.17              25,003
   01/01/2004 to 12/31/2004                                       $13.17         $13.81             108,796
   01/01/2005 to 12/31/2005                                       $13.81         $14.04              60,941
   01/01/2006 to 12/31/2006                                       $14.04         $14.56              49,282
   01/01/2007 to 12/31/2007                                       $14.56         $15.95              78,184
   01/01/2008 to 12/31/2008                                       $15.95         $11.36              19,835

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                      $10.00         $ 9.97             154,738
   01/01/2008 to 12/31/2008                                       $ 9.97         $ 9.25             483,723

AST Investment Grade Bond Portfolio

   01/28/2008* to 12/31/2008                                      $10.00         $10.68          13,968,463

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                      $10.17         $ 6.10               1,748

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                      $10.10         $ 5.56              10,522

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                      $10.00         $ 7.46             153,226



*Denotes the start date of these sub-accounts

                                  Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5 or with any one HAV or EBP and GMWB or HAV and HD GRO or EBP and HD GRO (2.25%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 6.87             400,112
   01/01/2004 to 12/31/2004                                              $ 6.87         $ 7.86             428,765
   01/01/2005 to 12/31/2005                                              $ 7.86         $ 8.54           1,664,850
   01/01/2006 to 12/31/2006                                              $ 8.54         $10.25           1,135,516
   01/01/2007 to 12/31/2007                                              $10.25         $10.96             961,429
   01/01/2008 to 12/31/2008                                              $10.96         $ 6.28             975,043

AST International Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.86              29,434
   01/01/2004 to 12/31/2004                                              $13.86         $15.74             545,075
   01/01/2005 to 12/31/2005                                              $15.74         $17.93           8,655,832
   01/01/2006 to 12/31/2006                                              $17.93         $21.20           6,192,845
   01/01/2007 to 12/31/2007                                              $21.20         $24.67           5,332,206
   01/01/2008 to 12/31/2008                                              $24.67         $12.00           5,724,854

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 5.65              72,406
   01/01/2004 to 12/31/2004                                              $ 5.65         $ 6.69             122,795
   01/01/2005 to 12/31/2005                                              $ 6.69         $ 7.43             487,950
   01/01/2006 to 12/31/2006                                              $ 7.43         $ 9.26           1,708,815
   01/01/2007 to 12/31/2007                                              $ 9.26         $10.66           3,014,173
   01/01/2008 to 12/31/2008                                              $10.66         $ 5.84           2,755,958

AST Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $16.82              64,850
   01/01/2004 to 12/31/2004                                              $16.82         $15.30              67,370
   01/01/2005 to 12/31/2005                                              $15.30         $15.18             148,853
   01/01/2006 to 12/31/2006                                              $15.18         $16.71             457,905
   01/01/2007 to 12/31/2007                                              $16.71         $17.50             771,440
   01/01/2008 to 12/31/2008                                              $17.50         $11.12             634,820

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 6.61             131,605
   01/01/2004 to 12/31/2004                                              $ 6.61         $ 7.07             129,475
   01/01/2005 to 12/31/2005                                              $ 7.07         $ 6.94             127,711
   01/01/2006 to 12/31/2006                                              $ 6.94         $ 7.31             126,380
   01/01/2007 to 12/31/2007                                              $ 7.31         $ 8.48             100,594
   01/01/2008 to 12/31/2008                                              $ 8.48         $ 4.76             121,677

AST Federated Aggressive Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.06              79,226

   01/01/2004 to 12/31/2004                                              $ 8.06         $ 9.70             324,340
   01/01/2005 to 12/31/2005                                              $ 9.70         $10.38           5,867,757
   01/01/2006 to 12/31/2006                                              $10.38         $11.45           4,568,992
   01/01/2007 to 12/31/2007                                              $11.45         $12.45           4,176,512
   01/01/2008 to 12/31/2008                                              $12.45         $ 6.80           4,202,964

AST Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.95             275,971
   01/01/2004 to 12/31/2004                                              $13.95         $15.87             465,784
   01/01/2005 to 12/31/2005                                              $15.87         $16.55           4,687,840
   01/01/2006 to 12/31/2006                                              $16.55         $19.42           3,672,632
   01/01/2007 to 12/31/2007                                              $19.42         $17.91           4,000,366
   01/01/2008 to 12/31/2008                                              $17.91         $12.31           3,408,854

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 3.73             175,708
   01/01/2004 to 12/31/2004                                              $ 3.73         $ 4.24             457,010
   01/01/2005 to 12/31/2005                                              $ 4.24         $ 4.34           8,890,704
   01/01/2006 to 12/31/2006                                              $ 4.34         $ 4.51           6,444,166
   01/01/2007 to 12/31/2007                                              $ 4.51         $ 5.26           4,795,707
   01/01/2008 to 12/31/2008                                              $ 5.26         $ 3.05           4,668,204

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.32             370,965
   01/01/2004 to 12/31/2004                                              $13.32         $15.99             537,445
   01/01/2005 to 12/31/2005                                              $15.99         $17.52           3,716,512
   01/01/2006 to 12/31/2006                                              $17.52         $18.96           2,666,820
   01/01/2007 to 12/31/2007                                              $18.96         $19.12           2,274,821
   01/01/2008 to 12/31/2008                                              $19.12         $10.79           2,188,696

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 5.72             267,109
   01/01/2004 to 12/31/2004                                              $ 5.72         $ 5.91             307,367
   01/01/2005 to 12/31/2005                                              $ 5.91         $ 6.73             309,013
   01/01/2006 to 12/31/2006                                              $ 6.73         $ 6.95           5,456,600
   01/01/2007 to 12/31/2007                                              $ 6.95         $ 7.35           9,896,516
   01/01/2008 to 12/31/2008                                              $ 7.35         $ 4.27           9,138,560

AST MFS Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 6.21             262,995
   01/01/2004 to 12/31/2004                                              $ 6.21         $ 6.72             387,463
   01/01/2005 to 12/31/2005                                              $ 6.72         $ 6.98           3,719,318
   01/01/2006 to 12/31/2006                                              $ 6.98         $ 7.48           2,366,611
   01/01/2007 to 12/31/2007                                              $ 7.48         $ 8.42           1,924,706
   01/01/2008 to 12/31/2008                                              $ 8.42         $ 5.24           2,384,441

AST Marsico Capital Growth Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.16             925,591
   01/01/2004 to 12/31/2004                                              $ 8.16         $ 9.22           2,016,277
   01/01/2005 to 12/31/2005                                              $ 9.22         $ 9.63          29,347,495
   01/01/2006 to 12/31/2006                                              $ 9.63         $10.10          24,648,331
   01/01/2007 to 12/31/2007                                              $10.10         $11.35          22,896,973
   01/01/2008 to 12/31/2008                                              $11.35         $ 6.25          21,934,912

AST AllianceBernstein Core Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.62             216,416
   01/01/2004 to 12/31/2004                                              $10.62         $11.83             303,689

   01/01/2005 to 12/31/2005                                              $11.83         $12.20             869,597
   01/01/2006 to 12/31/2006                                              $12.20         $14.47           2,885,427
   01/01/2007 to 12/31/2007                                              $14.47         $13.64           4,758,283
   01/01/2008 to 12/31/2008                                              $13.64         $ 7.75           4,124,590

AST AllianceBernstein Growth & Income Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 9.88             976,756
   01/01/2004 to 12/31/2004                                              $ 9.88         $10.72           1,731,512
   01/01/2005 to 12/31/2005                                              $10.72         $10.98          26,378,598
   01/01/2006 to 12/31/2006                                              $10.98         $12.59          17,583,959
   01/01/2007 to 12/31/2007                                              $12.59         $12.93          15,042,519
   01/01/2008 to 12/31/2008                                              $12.93         $ 7.50          14,888,690

AST Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                                  --         $ 8.66             347,275
   01/01/2004 to 12/31/2004                                              $ 8.66         $ 9.78             419,818
   01/01/2005 to 12/31/2005                                              $ 9.78         $10.17           1,212,693
   01/01/2006 to 12/31/2006                                              $10.17         $11.78           3,666,066
   01/01/2007 to 12/31/2007                                              $11.78         $11.17           6,338,741
   01/01/2008 to 12/31/2008                                              $11.17         $ 6.39           6,057,693

AST T. Rowe Price Global Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $13.23             148,319
   01/01/2004 to 12/31/2004                                              $13.23         $14.05             191,816
   01/01/2005 to 12/31/2005                                              $14.05         $13.12           5,107,689
   01/01/2006 to 12/31/2006                                              $13.12         $13.63           3,724,317
   01/01/2007 to 12/31/2007                                              $13.63         $14.61           3,017,953
   01/01/2008 to 12/31/2008                                              $14.61         $13.93           1,722,092

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.60             423,485
   01/01/2004 to 12/31/2004                                              $11.60         $12.18             732,155
   01/01/2005 to 12/31/2005                                              $12.18         $12.04           6,285,213
   01/01/2006 to 12/31/2006                                              $12.04         $12.92           4,627,555
   01/01/2007 to 12/31/2007                                              $12.92         $13.40           3,882,503
   01/01/2008 to 12/31/2008                                              $13.40         $10.05           3,023,716

AST PIMCO Total Return Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $12.76           1,558,557
   01/01/2004 to 12/31/2004                                              $12.76         $13.09           2,344,332
   01/01/2005 to 12/31/2005                                              $13.09         $13.11           5,088,435
   01/01/2006 to 12/31/2006                                              $13.11         $13.30           8,896,833
   01/01/2007 to 12/31/2007                                              $13.30         $14.08          11,765,641
   01/01/2008 to 12/31/2008                                              $14.08         $13.45           6,994,579

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2003 to 12/31/2003                                                  --         $11.65             329,629
   01/01/2004 to 12/31/2004                                              $11.65         $11.62           1,143,298
   01/01/2005 to 12/31/2005                                              $11.62         $11.54          14,980,147
   01/01/2006 to 12/31/2006                                              $11.54         $11.72          12,397,970
   01/01/2007 to 12/31/2007                                              $11.72         $12.23          11,467,693
   01/01/2008 to 12/31/2008                                              $12.23         $12.09           6,660,709

AST Money Market Portfolio

   01/01/2003 to 12/31/2003                                                  --         $10.13              35,505
   01/01/2004 to 12/31/2004                                              $10.13         $ 9.98             234,402
   01/01/2005 to 12/31/2005                                              $ 9.98         $10.03           1,333,707
   01/01/2006 to 12/31/2006                                              $10.03         $10.25           1,115,761

   01/01/2007 to 12/31/2007                                              $10.25         $10.51           1,044,258
   01/01/2008 to 12/31/2008                                              $10.51         $10.53           2,377,836

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                                  --         $10.64              81,555
   01/01/2004 to 12/31/2004                                              $10.64         $12.40              83,727
   01/01/2005 to 12/31/2005                                              $12.40         $14.06              86,193
   01/01/2006 to 12/31/2006                                              $14.06         $16.92              74,041
   01/01/2007 to 12/31/2007                                              $16.92         $19.02              66,328
   01/01/2008 to 12/31/2008                                              $19.02         $10.88              68,654

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                                  --         $ 8.97              19,658
   01/01/2004 to 12/31/2004                                              $ 8.97         $ 9.40              84,876
   01/01/2005 to 12/31/2005                                              $ 9.40         $ 9.54              62,448
   01/01/2006 to 12/31/2006                                              $ 9.54         $ 9.88              40,425
   01/01/2007 to 12/31/2007                                              $ 9.88         $10.82              27,192
   01/01/2008 to 12/31/2008                                              $10.82         $ 7.70              24,749

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.97             993,285
   01/01/2008 to 12/31/2008                                              $ 9.97         $ 9.24           3,325,125

AST Investment Grade Bond Portfolio

   06/30/2008* to 12/31/2008                                             $10.01         $10.91           1,214,623

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                             $10.00         $11.25           1,472,001

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                             $10.00         $11.98             794,529

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                             $10.00         $12.05             945,503

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.17         $ 6.10               8,921

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.56              14,499

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.45             439,198



*Denotes the start date of these sub-accounts

                                  Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With Gro Plus, HAV and EBP or with any one combo 5% or HDV and GroPlus or HD GRO with DB (2.40%)



                                                            ACCUMULATION   ACCUMULATION       NUMBER OF
                                                             UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                            AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                  OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.68              13,590
   01/01/2004 to 12/31/2004                                       $12.68         $14.49              38,292
   01/01/2005 to 12/31/2005                                       $14.49         $15.70             109,651
   01/01/2006 to 12/31/2006                                       $15.70         $18.82             139,284
   01/01/2007 to 12/31/2007                                       $18.82         $20.10             121,848
   01/01/2008 to 12/31/2008                                       $20.10         $11.50               5,521

AST International Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.28              32,626
   01/01/2004 to 12/31/2004                                       $13.28         $15.05             325,809
   01/01/2005 to 12/31/2005                                       $15.05         $17.12             679,350
   01/01/2006 to 12/31/2006                                       $17.12         $20.22             712,804
   01/01/2007 to 12/31/2007                                       $20.22         $23.49             855,005
   01/01/2008 to 12/31/2008                                       $23.49         $11.41             538,783

AST International Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.79               1,767
   01/01/2004 to 12/31/2004                                       $12.79         $15.11              16,366
   01/01/2005 to 12/31/2005                                       $15.11         $16.77              38,769
   01/01/2006 to 12/31/2006                                       $16.77         $20.86             275,245
   01/01/2007 to 12/31/2007                                       $20.86         $23.98             491,747
   01/01/2008 to 12/31/2008                                       $23.98         $13.10             460,577

AST Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.43               4,691
   01/01/2004 to 12/31/2004                                       $13.43         $12.19              23,253
   01/01/2005 to 12/31/2005                                       $12.19         $12.08              34,896
   01/01/2006 to 12/31/2006                                       $12.08         $13.28             184,362
   01/01/2007 to 12/31/2007                                       $13.28         $13.88             319,309
   01/01/2008 to 12/31/2008                                       $13.88         $ 8.81             286,461

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.98               3,753
   01/01/2004 to 12/31/2004                                       $13.98         $14.94              18,825
   01/01/2005 to 12/31/2005                                       $14.94         $14.63              28,321
   01/01/2006 to 12/31/2006                                       $14.63         $15.39              30,263
   01/01/2007 to 12/31/2007                                       $15.39         $17.83              33,041
   01/01/2008 to 12/31/2008                                       $17.83         $10.00                 256

AST Federated Aggressive Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $16.30              20,181

   01/01/2004 to 12/31/2004                                       $16.30         $19.58              95,514
   01/01/2005 to 12/31/2005                                       $19.58         $20.92             227,163
   01/01/2006 to 12/31/2006                                       $20.92         $23.05             272,241
   01/01/2007 to 12/31/2007                                       $23.05         $25.02             337,378
   01/01/2008 to 12/31/2008                                       $25.02         $13.65             211,869

AST Small-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.35              34,978
   01/01/2004 to 12/31/2004                                       $13.35         $15.17             166,852
   01/01/2005 to 12/31/2005                                       $15.17         $15.80             417,154
   01/01/2006 to 12/31/2006                                       $15.80         $18.51             522,079
   01/01/2007 to 12/31/2007                                       $18.51         $17.05             695,175
   01/01/2008 to 12/31/2008                                       $17.05         $11.69             443,446

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.68              12,201
   01/01/2004 to 12/31/2004                                       $12.68         $14.39             124,672
   01/01/2005 to 12/31/2005                                       $14.39         $14.72             279,700
   01/01/2006 to 12/31/2006                                       $14.72         $15.27             238,489
   01/01/2007 to 12/31/2007                                       $15.27         $17.78             205,076
   01/01/2008 to 12/31/2008                                       $17.78         $10.28              22,556

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $13.27              21,843
   01/01/2004 to 12/31/2004                                       $13.27         $15.91             154,749
   01/01/2005 to 12/31/2005                                       $15.91         $17.40             325,521
   01/01/2006 to 12/31/2006                                       $17.40         $18.81             305,380
   01/01/2007 to 12/31/2007                                       $18.81         $18.93             291,027
   01/01/2008 to 12/31/2008                                       $18.93         $10.67              11,886

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.27               8,067
   01/01/2004 to 12/31/2004                                       $11.27         $11.63              15,562
   01/01/2005 to 12/31/2005                                       $11.63         $13.22              41,142
   01/01/2006 to 12/31/2006                                       $13.22         $13.63             919,208
   01/01/2007 to 12/31/2007                                       $13.63         $14.40           1,769,228
   01/01/2008 to 12/31/2008                                       $14.40         $ 8.35           1,830,240

AST MFS Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.35              10,550
   01/01/2004 to 12/31/2004                                       $11.35         $12.26              52,718
   01/01/2005 to 12/31/2005                                       $12.26         $12.72             212,707
   01/01/2006 to 12/31/2006                                       $12.72         $13.62             200,801
   01/01/2007 to 12/31/2007                                       $13.62         $15.30             170,640
   01/01/2008 to 12/31/2008                                       $15.30         $ 9.51             111,688

AST Marsico Capital Growth Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.23              70,776
   01/01/2004 to 12/31/2004                                       $12.23         $13.80             578,919
   01/01/2005 to 12/31/2005                                       $13.80         $14.39           1,322,888
   01/01/2006 to 12/31/2006                                       $14.39         $15.06           1,850,986
   01/01/2007 to 12/31/2007                                       $15.06         $16.90           2,418,869
   01/01/2008 to 12/31/2008                                       $16.90         $ 9.29           1,680,683

AST AllianceBernstein Core Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.62              10,893
   01/01/2004 to 12/31/2004                                       $12.62         $14.03              49,912

   01/01/2005 to 12/31/2005                                       $14.03         $14.45              88,839
   01/01/2006 to 12/31/2006                                       $14.45         $17.11             733,091
   01/01/2007 to 12/31/2007                                       $17.11         $16.10           1,285,924
   01/01/2008 to 12/31/2008                                       $16.10         $ 9.13           1,259,992

AST AllianceBernstein Growth & Income Portfolio

   01/01/2003 to 12/31/2003                                           --         $12.70              69,435
   01/01/2004 to 12/31/2004                                       $12.70         $13.76             564,502
   01/01/2005 to 12/31/2005                                       $13.76         $14.07           1,367,534
   01/01/2006 to 12/31/2006                                       $14.07         $16.11           1,130,820
   01/01/2007 to 12/31/2007                                       $16.11         $16.52           1,101,906
   01/01/2008 to 12/31/2008                                       $16.52         $ 9.57             401,455

AST Large-Cap Value Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.58                 332
   01/01/2004 to 12/31/2004                                       $11.58         $13.05              37,159
   01/01/2005 to 12/31/2005                                       $13.05         $13.56              86,799
   01/01/2006 to 12/31/2006                                       $13.56         $15.68             871,822
   01/01/2007 to 12/31/2007                                       $15.68         $14.84           1,530,351
   01/01/2008 to 12/31/2008                                       $14.84         $ 8.48           1,717,935

AST T. Rowe Price Global Bond Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.35              12,591
   01/01/2004 to 12/31/2004                                       $11.35         $12.04             137,089
   01/01/2005 to 12/31/2005                                       $12.04         $11.22             331,045
   01/01/2006 to 12/31/2006                                       $11.22         $11.64             323,151
   01/01/2007 to 12/31/2007                                       $11.64         $12.45             374,975
   01/01/2008 to 12/31/2008                                       $12.45         $11.86               8,768

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2003 to 12/31/2003                                           --         $11.85              28,346
   01/01/2004 to 12/31/2004                                       $11.85         $12.42             155,764
   01/01/2005 to 12/31/2005                                       $12.42         $12.27             465,230
   01/01/2006 to 12/31/2006                                       $12.27         $13.15             414,839
   01/01/2007 to 12/31/2007                                       $13.15         $13.61             285,389
   01/01/2008 to 12/31/2008                                       $13.61         $10.19              22,158

AST PIMCO Total Return Bond Portfolio

   01/01/2003 to 12/31/2003                                           --         $10.45             119,982
   01/01/2004 to 12/31/2004                                       $10.45         $10.70             476,033
   01/01/2005 to 12/31/2005                                       $10.70         $10.71             420,795
   01/01/2006 to 12/31/2006                                       $10.71         $10.84           2,181,127
   01/01/2007 to 12/31/2007                                       $10.84         $11.46           3,832,171
   01/01/2008 to 12/31/2008                                       $11.46         $10.93           2,193,275

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2003 to 12/31/2003                                           --         $10.16              35,430
   01/01/2004 to 12/31/2004                                       $10.16         $10.12             301,108
   01/01/2005 to 12/31/2005                                       $10.12         $10.04           1,095,565
   01/01/2006 to 12/31/2006                                       $10.04         $10.17           1,341,592
   01/01/2007 to 12/31/2007                                       $10.17         $10.60           1,570,063
   01/01/2008 to 12/31/2008                                       $10.60         $10.46             592,710

AST Money Market Portfolio

   01/01/2003 to 12/31/2003                                           --         $ 9.80             149,705
   01/01/2004 to 12/31/2004                                       $ 9.80         $ 9.65             432,144
   01/01/2005 to 12/31/2005                                       $ 9.65         $ 9.68           1,112,865
   01/01/2006 to 12/31/2006                                       $ 9.68         $ 9.88             777,755

   01/01/2007 to 12/31/2007                                       $ 9.88         $10.11           1,331,062
   01/01/2008 to 12/31/2008                                       $10.11         $10.12           1,352,613

Evergreen VA International Equity Fund

   01/01/2003 to 12/31/2003                                           --         $12.71               1,395
   01/01/2004 to 12/31/2004                                       $12.71         $14.78               7,362
   01/01/2005 to 12/31/2005                                       $14.78         $16.74              21,181
   01/01/2006 to 12/31/2006                                       $16.74         $20.12              32,343
   01/01/2007 to 12/31/2007                                       $20.12         $22.58              49,950
   01/01/2008 to 12/31/2008                                       $22.58         $12.89                 770

Evergreen VA Omega Fund

   01/01/2003 to 12/31/2003                                           --         $13.13               1,855
   01/01/2004 to 12/31/2004                                       $13.13         $13.74               3,028
   01/01/2005 to 12/31/2005                                       $13.74         $13.93               4,390
   01/01/2006 to 12/31/2006                                       $13.93         $14.41               6,159
   01/01/2007 to 12/31/2007                                       $14.41         $15.74               5,954
   01/01/2008 to 12/31/2008                                       $15.74         $11.19                 381

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                      $10.00         $ 9.97             509,680
   01/01/2008 to 12/31/2008                                       $ 9.97         $ 9.22           1,371,484

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                      $10.17         $ 6.09               2,070

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                      $10.10         $ 5.55                   0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                      $10.00         $ 7.45             207,524



*Denotes the start date of these sub-accounts

                                  Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB or Combo 5%/HAV and HD GRO or HAV, EBP and HD GRO (2.50%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.32              20,718
   01/01/2005 to 12/31/2005                                              $12.32         $13.34             106,225
   01/01/2006 to 12/31/2006                                              $13.34         $15.97              82,946
   01/01/2007 to 12/31/2007                                              $15.97         $17.04              77,659
   01/01/2008 to 12/31/2008                                              $17.04         $ 9.74              79,562

AST International Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.94             135,829
   01/01/2005 to 12/31/2005                                              $11.94         $13.57           1,293,920
   01/01/2006 to 12/31/2006                                              $13.57         $16.00             963,415
   01/01/2007 to 12/31/2007                                              $16.00         $18.57             790,932
   01/01/2008 to 12/31/2008                                              $18.57         $ 9.01             833,518

AST International Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.70               5,736
   01/01/2005 to 12/31/2005                                              $12.70         $14.09              43,459
   01/01/2006 to 12/31/2006                                              $14.09         $17.51             121,348
   01/01/2007 to 12/31/2007                                              $17.51         $20.10             187,309
   01/01/2008 to 12/31/2008                                              $20.10         $10.98             182,276

AST Small-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $ 9.32               1,043
   01/01/2005 to 12/31/2005                                              $ 9.32         $ 9.23              24,623
   01/01/2006 to 12/31/2006                                              $ 9.23         $10.13              77,033
   01/01/2007 to 12/31/2007                                              $10.13         $10.58             115,278
   01/01/2008 to 12/31/2008                                              $10.58         $ 6.71             110,050

AST Neuberger Berman Small-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.03               3,398
   01/01/2005 to 12/31/2005                                              $11.03         $10.79               7,166
   01/01/2006 to 12/31/2006                                              $10.79         $11.34              23,735
   01/01/2007 to 12/31/2007                                              $11.34         $13.13              14,955
   01/01/2008 to 12/31/2008                                              $13.13         $ 7.35               9,096

AST Federated Aggressive Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.64              53,866
   01/01/2005 to 12/31/2005                                              $12.64         $13.49             565,771
   01/01/2006 to 12/31/2006                                              $13.49         $14.85             447,606
   01/01/2007 to 12/31/2007                                              $14.85         $16.10             364,297
   01/01/2008 to 12/31/2008                                              $16.10         $ 8.77             349,875

AST Small-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.11              91,011
   01/01/2005 to 12/31/2005                                              $12.11         $12.59             705,874
   01/01/2006 to 12/31/2006                                              $12.59         $14.74             545,945
   01/01/2007 to 12/31/2007                                              $14.74         $13.56             551,748
   01/01/2008 to 12/31/2008                                              $13.56         $ 9.29             476,508

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.91              33,665
   01/01/2005 to 12/31/2005                                              $11.91         $12.17             369,860
   01/01/2006 to 12/31/2006                                              $12.17         $12.61             271,316
   01/01/2007 to 12/31/2007                                              $12.61         $14.67             213,414
   01/01/2008 to 12/31/2008                                              $14.67         $ 8.47             183,064

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $12.97              95,076
   01/01/2005 to 12/31/2005                                              $12.97         $14.18             576,056
   01/01/2006 to 12/31/2006                                              $14.18         $15.31             426,677
   01/01/2007 to 12/31/2007                                              $15.31         $15.40             354,002
   01/01/2008 to 12/31/2008                                              $15.40         $ 8.67             309,446

AST T. Rowe Price Large-Cap Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.57               4,945
   01/01/2005 to 12/31/2005                                              $10.57         $12.00              16,121
   01/01/2006 to 12/31/2006                                              $12.00         $12.36             314,236
   01/01/2007 to 12/31/2007                                              $12.36         $13.04             527,304
   01/01/2008 to 12/31/2008                                              $13.04         $ 7.56             518,624

AST MFS Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.00              33,939
   01/01/2005 to 12/31/2005                                              $11.00         $11.41             282,113
   01/01/2006 to 12/31/2006                                              $11.41         $12.20             201,367
   01/01/2007 to 12/31/2007                                              $12.20         $13.69             156,590
   01/01/2008 to 12/31/2008                                              $13.69         $ 8.50             146,312

AST Marsico Capital Growth Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.61             263,104
   01/01/2005 to 12/31/2005                                              $11.61         $12.09           2,709,441
   01/01/2006 to 12/31/2006                                              $12.09         $12.64           2,285,303
   01/01/2007 to 12/31/2007                                              $12.64         $14.17           1,988,621
   01/01/2008 to 12/31/2008                                              $14.17         $ 7.78           1,923,113

AST AllianceBernstein Core Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.86              57,669
   01/01/2005 to 12/31/2005                                              $11.86         $12.21             207,462
   01/01/2006 to 12/31/2006                                              $12.21         $14.44             383,107
   01/01/2007 to 12/31/2007                                              $14.44         $13.58             477,745
   01/01/2008 to 12/31/2008                                              $13.58         $ 7.69             498,738

AST AllianceBernstein Growth & Income Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.50             228,955
   01/01/2005 to 12/31/2005                                              $11.50         $11.75           2,705,503
   01/01/2006 to 12/31/2006                                              $11.75         $13.43           1,822,699
   01/01/2007 to 12/31/2007                                              $13.43         $13.76           1,543,446
   01/01/2008 to 12/31/2008                                              $13.76         $ 7.96           1,454,713

AST Large-Cap Value Portfolio

   01/01/2004 to 12/31/2004                                                  --         $11.75              23,032
   01/01/2005 to 12/31/2005                                              $11.75         $12.19             143,888
   01/01/2006 to 12/31/2006                                              $12.19         $14.08             350,356
   01/01/2007 to 12/31/2007                                              $14.08         $13.32             519,815
   01/01/2008 to 12/31/2008                                              $13.32         $ 7.60             548,258

AST T. Rowe Price Global Bond Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.94              43,652
   01/01/2005 to 12/31/2005                                              $10.94         $10.19             769,442
   01/01/2006 to 12/31/2006                                              $10.19         $10.56             567,601
   01/01/2007 to 12/31/2007                                              $10.56         $11.29             433,996
   01/01/2008 to 12/31/2008                                              $11.29         $10.74             267,335

AST Lord Abbett Bond-Debenture Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.88              85,669
   01/01/2005 to 12/31/2005                                              $10.88         $10.73             725,723
   01/01/2006 to 12/31/2006                                              $10.73         $11.49             538,793
   01/01/2007 to 12/31/2007                                              $11.49         $11.88             442,880
   01/01/2008 to 12/31/2008                                              $11.88         $ 8.89             353,757

AST PIMCO Total Return Bond Portfolio

   01/01/2004 to 12/31/2004                                                  --         $10.32             323,335
   01/01/2005 to 12/31/2005                                              $10.32         $10.31             839,171
   01/01/2006 to 12/31/2006                                              $10.31         $10.43           1,377,323
   01/01/2007 to 12/31/2007                                              $10.43         $11.01           1,587,154
   01/01/2008 to 12/31/2008                                              $11.01         $10.49           1,079,087

AST PIMCO Limited Maturity Bond Portfolio

   01/01/2004 to 12/31/2004                                                  --         $ 9.96             240,337
   01/01/2005 to 12/31/2005                                              $ 9.96         $ 9.87           1,998,602
   01/01/2006 to 12/31/2006                                              $ 9.87         $ 9.99           1,612,557
   01/01/2007 to 12/31/2007                                              $ 9.99         $10.40           1,436,855
   01/01/2008 to 12/31/2008                                              $10.40         $10.25             925,839

AST Money Market Portfolio

   01/01/2004 to 12/31/2004                                                  --         $ 9.79              61,321
   01/01/2005 to 12/31/2005                                              $ 9.79         $ 9.81             668,385
   01/01/2006 to 12/31/2006                                              $ 9.81         $10.00             326,626
   01/01/2007 to 12/31/2007                                              $10.00         $10.23             858,633
   01/01/2008 to 12/31/2008                                              $10.23         $10.22           1,415,779

Evergreen VA International Equity Fund

   01/01/2004 to 12/31/2004                                                  --         $12.36               2,878
   01/01/2005 to 12/31/2005                                              $12.36         $13.98               1,440
   01/01/2006 to 12/31/2006                                              $13.98         $16.79               3,788
   01/01/2007 to 12/31/2007                                              $16.79         $18.82               9,987
   01/01/2008 to 12/31/2008                                              $18.82         $10.74               4,960

Evergreen VA Omega Fund

   01/01/2004 to 12/31/2004                                                  --         $10.92              30,383
   01/01/2005 to 12/31/2005                                              $10.92         $11.05              15,579
   01/01/2006 to 12/31/2006                                              $11.05         $11.43               4,049
   01/01/2007 to 12/31/2007                                              $11.43         $12.47               1,407
   01/01/2008 to 12/31/2008                                              $12.47         $ 8.85               1,407

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                             $10.00         $ 9.97              83,937
   01/01/2008 to 12/31/2008                                              $ 9.97         $ 9.21             293,361

AST Investment Grade Bond Portfolio

   06/30/2008* to 12/31/2008                                             $10.01         $10.89                   0

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                             $10.00         $11.22             656,950

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                             $10.00         $11.96             616,319

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                             $10.00         $12.02             407,383

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                             $10.17         $ 6.09               2,067

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                             $10.10         $ 5.55               1,056

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                             $10.00         $ 7.44              29,504



*Denotes the start date of these sub-accounts

                                  Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP (2.75%)



                                                                   ACCUMULATION   ACCUMULATION       NUMBER OF
                                                                    UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                                   AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                         OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                       ------------   ------------   -----------------
AST JPMorgan International Equity Portfolio

    03/14/2005 to 12/31/2005                                             $ 9.91         $10.56             199,618
    01/01/2006 to 12/31/2006                                             $10.56         $12.61             146,199
    01/01/2007 to 12/31/2007                                             $12.61         $13.41             130,200
    01/01/2008 to 12/31/2008                                             $13.41         $ 7.65             156,046

AST International Growth Portfolio

    03/14/2005 to 12/31/2005                                             $ 9.92         $11.18           3,223,931
    01/01/2006 to 12/31/2006                                             $11.18         $13.16           2,271,879
    01/01/2007 to 12/31/2007                                             $13.16         $15.23           1,888,969
    01/01/2008 to 12/31/2008                                             $15.23         $ 7.37           2,040,211

AST International Value Portfolio

    03/14/2005 to 12/31/2005                                             $ 9.92         $10.61              73,916
    01/01/2006 to 12/31/2006                                             $10.61         $13.15             157,797
    01/01/2007 to 12/31/2007                                             $13.15         $15.06             256,629
    01/01/2008 to 12/31/2008                                             $15.06         $ 8.20             224,154

AST Small-Cap Growth Portfolio

    03/14/2005 to 12/31/2005                                             $10.04         $10.34              35,838
    01/01/2006 to 12/31/2006                                             $10.34         $11.32              85,450
    01/01/2007 to 12/31/2007                                             $11.32         $11.79             134,033
    01/01/2008 to 12/31/2008                                             $11.79         $ 7.45             105,226

AST Neuberger Berman Small-Cap Growth Portfolio

    03/14/2005 to 12/31/2005                                             $10.01         $10.22                 684
    01/01/2006 to 12/31/2006                                             $10.22         $10.71                 698
    01/01/2007 to 12/31/2007                                             $10.71         $12.36                 604
    01/01/2008 to 12/31/2008                                             $12.36         $ 6.91                   0

AST Federated Aggressive Growth Portfolio

    03/14/2005 to 12/31/2005                                             $10.00         $10.86           1,308,598
    01/01/2006 to 12/31/2006                                             $10.86         $11.92           1,004,868
    01/01/2007 to 12/31/2007                                             $11.92         $12.89             886,922
    01/01/2008 to 12/31/2008                                             $12.89         $ 7.01             886,512

AST Small-Cap Value Portfolio

    03/14/2005 to 12/31/2005                                             $10.05         $10.55           1,620,167
    01/01/2006 to 12/31/2006                                             $10.55         $12.32           1,224,900
    01/01/2007 to 12/31/2007                                             $12.32         $11.30           1,300,514
    01/01/2008 to 12/31/2008                                             $11.30         $ 7.73           1,085,374

AST Goldman Sachs Mid-Cap Growth Portfolio

    03/14/2005 to 12/31/2005                                             $10.00         $10.48             817,664
    01/01/2006 to 12/31/2006                                             $10.48         $10.83             609,710
    01/01/2007 to 12/31/2007                                             $10.83         $12.57             476,675
    01/01/2008 to 12/31/2008                                             $12.57         $ 7.24             455,277

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

    03/14/2005 to 12/31/2005                                             $10.02         $10.78           1,285,712
    01/01/2006 to 12/31/2006                                             $10.78         $11.62             950,935
    01/01/2007 to 12/31/2007                                             $11.62         $11.65             844,128
    01/01/2008 to 12/31/2008                                             $11.65         $ 6.54             807,471

AST T. Rowe Price Large-Cap Growth Portfolio

    03/14/2005 to 12/31/2005                                             $10.02         $12.01                   0
    01/01/2006 to 12/31/2006                                             $12.01         $12.34             390,337
    01/01/2007 to 12/31/2007                                             $12.34         $12.99             677,351
    01/01/2008 to 12/31/2008                                             $12.99         $ 7.51             604,930

AST MFS Growth Portfolio

    03/14/2005 to 12/31/2005                                             $10.04         $10.66             517,291
    01/01/2006 to 12/31/2006                                             $10.66         $11.37             321,176
    01/01/2007 to 12/31/2007                                             $11.37         $12.73             269,807
    01/01/2008 to 12/31/2008                                             $12.73         $ 7.88             336,505

AST Marsico Capital Growth Portfolio

    03/14/2005 to 12/31/2005                                             $10.13         $10.80           6,051,062
    01/01/2006 to 12/31/2006                                             $10.80         $11.27           4,932,382
    01/01/2007 to 12/31/2007                                             $11.27         $12.60           4,332,425
    01/01/2008 to 12/31/2008                                             $12.60         $ 6.90           4,155,036

AST AllianceBernstein Core Value Portfolio

    03/14/2005 to 12/31/2005                                             $10.08         $10.22             215,250
    01/01/2006 to 12/31/2006                                             $10.22         $12.06             465,909
    01/01/2007 to 12/31/2007                                             $12.06         $11.31             698,695
    01/01/2008 to 12/31/2008                                             $11.31         $ 6.39             571,504

AST AllianceBernstein Growth & Income Portfolio

    03/14/2005 to 12/31/2005                                             $10.05         $10.17           6,507,114
    01/01/2006 to 12/31/2006                                             $10.17         $11.60           4,545,057
    01/01/2007 to 12/31/2007                                             $11.60         $11.86           4,043,618
    01/01/2008 to 12/31/2008                                             $11.86         $ 6.84           3,921,585

AST Large-Cap Value Portfolio

    03/14/2005 to 12/31/2005                                             $10.08         $10.46             208,695
    01/01/2006 to 12/31/2006                                             $10.46         $12.05             464,610
    01/01/2007 to 12/31/2007                                             $12.05         $11.37             767,352
    01/01/2008 to 12/31/2008                                             $11.37         $ 6.47             711,595

AST T. Rowe Price Global Bond Portfolio

    03/14/2005 to 12/31/2005                                             $ 9.95         $ 9.36           1,654,788
    01/01/2006 to 12/31/2006                                             $ 9.36         $ 9.68           1,204,466
    01/01/2007 to 12/31/2007                                             $ 9.68         $10.32           1,018,776
    01/01/2008 to 12/31/2008                                             $10.32         $ 9.79             548,544

AST Lord Abbett Bond-Debenture Portfolio

    03/14/2005 to 12/31/2005                                             $10.00         $ 9.86           1,664,015
    01/01/2006 to 12/31/2006                                             $ 9.86         $10.53           1,315,435
    01/01/2007 to 12/31/2007                                             $10.53         $10.86           1,141,313
    01/01/2008 to 12/31/2008                                             $10.86         $ 8.10             917,378

AST PIMCO Total Return Bond Portfolio

    03/14/2005 to 12/31/2005                                             $ 9.99         $10.06           1,060,546
    01/01/2006 to 12/31/2006                                             $10.06         $10.15           1,656,324
    01/01/2007 to 12/31/2007                                             $10.15         $10.69           2,012,250
    01/01/2008 to 12/31/2008                                             $10.69         $10.16           1,054,793

AST PIMCO Limited Maturity Bond Portfolio

    03/14/2005 to 12/31/2005                                             $10.00         $ 9.96           4,098,126
    01/01/2006 to 12/31/2006                                             $ 9.96         $10.06           3,462,277
    01/01/2007 to 12/31/2007                                             $10.06         $10.45           3,119,485
    01/01/2008 to 12/31/2008                                             $10.45         $10.27           1,831,410

AST Money Market Portfolio

    03/14/2005 to 12/31/2005                                             $10.00         $10.01             125,063
    01/01/2006 to 12/31/2006                                             $10.01         $10.18             103,753
    01/01/2007 to 12/31/2007                                             $10.18         $10.38              96,280
    01/01/2008 to 12/31/2008                                             $10.38         $10.35              66,488

Evergreen VA International Equity Fund

    03/14/2005 to 12/31/2005                                             $ 9.90         $10.90               7,851
    01/01/2006 to 12/31/2006                                             $10.90         $13.06               2,565
    01/01/2007 to 12/31/2007                                             $13.06         $14.60               2,324
    01/01/2008 to 12/31/2008                                             $14.60         $ 8.31                 500

Evergreen VA Omega Fund

    03/14/2005 to 12/31/2005                                             $10.02         $10.52                   0
    01/01/2006 to 12/31/2006                                             $10.52         $10.84                   0
    01/01/2007 to 12/31/2007                                             $10.84         $11.81                   0
    01/01/2008 to 12/31/2008                                             $11.81         $ 8.36                   0

AST Western Asset Core Plus Bond Portfolio

    11/19/2007* to 12/31/2007                                            $10.00         $ 9.97             159,292
    01/01/2008 to 12/31/2008                                             $ 9.97         $ 9.19             669,023

AST Global Real Estate Portfolio

    07/21/2008* to 12/31/2008                                            $10.17         $ 6.08                   0

AST Parametric Emerging Markets Equity Portfolio

    07/21/2008* to 12/31/2008                                            $10.10         $ 5.55                   0

AST Focus Four Plus Portfolio

    07/21/2008* to 12/31/2008                                            $10.00         $ 7.43              36,314



*Denotes the start date of these sub-accounts

                               Optimum Plus
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                            ACCUMULATION   ACCUMULATION       NUMBER OF
                                                             UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                            AT BEGINNING      AT END      UNITS OUTSTANDING
SUB ACCOUNTS                                                  OF PERIOD      OF PERIOD     AT END OF PERIOD
------------                                                ------------   ------------   -----------------
AST International Growth Portfolio

   03/19/2007* to 12/31/2007                                      $22.26         $26.40             715,857
   01/01/2008 to 12/31/2008                                       $26.40         $13.01             552,699

AST International Value Portfolio

   03/19/2007* to 12/31/2007                                      $20.79         $23.92             246,638
   01/01/2008 to 12/31/2008                                       $23.92         $13.26             126,470

AST Small-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                      $17.47         $18.11             238,483
   01/01/2008 to 12/31/2008                                       $18.11         $11.66             196,511

AST Neuberger Berman Small-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                      $10.58         $12.29             291,364
   01/01/2008 to 12/31/2008                                       $12.29         $ 6.99             185,040

AST Federated Aggressive Growth Portfolio

   03/19/2007* to 12/31/2007                                      $12.62         $13.64             189,572
   01/01/2008 to 12/31/2008                                       $13.64         $ 7.55             125,578

AST Small-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                      $25.10         $23.42             357,717
   01/01/2008 to 12/31/2008                                       $23.42         $16.30             265,536

AST Goldman Sachs Mid-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                      $ 4.77         $ 5.43             362,040
   01/01/2008 to 12/31/2008                                       $ 5.43         $ 3.18             295,139

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                      $35.44         $35.87             379,524
   01/01/2008 to 12/31/2008                                       $35.87         $20.51             269,632

AST T. Rowe Price Large-Cap Growth Portfolio

   03/19/2007* to 12/31/2007                                      $15.60         $16.92             156,491
   01/01/2008 to 12/31/2008                                       $16.92         $ 9.96             118,069

AST MFS Growth Portfolio

   03/19/2007* to 12/31/2007                                      $ 8.71         $ 9.99             385,830
   01/01/2008 to 12/31/2008                                       $ 9.99         $ 6.30             283,991

AST Marsico Capital Growth Portfolio

   03/19/2007* to 12/31/2007                                      $19.69         $22.29             971,315
   01/01/2008 to 12/31/2008                                       $22.29         $12.43             710,826

AST AllianceBernstein Core Value Portfolio

   03/19/2007* to 12/31/2007                                      $15.28         $14.85             396,679
   01/01/2008 to 12/31/2008                                       $14.85         $ 8.54             201,923

AST AllianceBernstein Growth & Income Portfolio

   03/19/2007* to 12/31/2007                                      $28.49         $29.91             507,472
   01/01/2008 to 12/31/2008                                       $29.91         $17.56             379,447

AST Large-Cap Value Portfolio

   03/19/2007* to 12/31/2007                                      $26.11         $25.41             451,318
   01/01/2008 to 12/31/2008                                       $25.41         $14.72             267,385

AST T. Rowe Price Global Bond Portfolio

   03/19/2007* to 12/31/2007                                      $15.17         $16.31             195,478
   01/01/2008 to 12/31/2008                                       $16.31         $15.75             157,502

AST Lord Abbett Bond-Debenture Portfolio

   03/19/2007* to 12/31/2007                                      $14.26         $14.68             220,080
   01/01/2008 to 12/31/2008                                       $14.68         $11.16             140,679

AST PIMCO Total Return Bond Portfolio

   03/19/2007* to 12/31/2007                                      $19.37         $20.48             932,528
   01/01/2008 to 12/31/2008                                       $20.48         $19.82             673,230

AST PIMCO Limited Maturity Bond Portfolio

   03/19/2007* to 12/31/2007                                      $15.85         $16.61             476,073
   01/01/2008 to 12/31/2008                                       $16.61         $16.63             417,181

AST Money Market Portfolio

   03/19/2007* to 12/31/2007                                      $13.73         $14.14           2,274,112
   01/01/2008 to 12/31/2008                                       $14.14         $14.35           2,934,205

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                      $10.00         $ 9.99               5,043
   01/01/2008 to 12/31/2008                                       $ 9.99         $ 9.37              57,790

AST Bond Portfolio 2015

   01/28/2008* to 12/31/2008                                      $10.00         $11.38             161,639

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                      $10.00         $12.13              11,683

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                      $10.00         $12.20               9,569

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                      $10.18         $ 6.13                 192

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                      $10.10         $ 5.59                 354

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                      $10.00         $ 7.50                   0



*Denotes the start date of these sub-accounts

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 10-K
                                 ANNUAL REPORT

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                    Years Ended December 31, 2008 and 2007

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

Financial Statements                                                     Page No.
--------------------                                                     --------
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Management's Annual Report on Internal Control Over Financial Reporting    F-2

Report of Independent Registered Public Accounting Firm                    F-3

Financial Statements:

   Statements of Financial Position
   December 31, 2008 and 2007                                              F-4

   Statements of Operations and Comprehensive Income
   Year ended December 31, 2008, Year ended December 31, 2007,
   and Year ended December 31, 2006                                        F-5

   Statements of Stockholder's Equity
   Year ended December 31, 2008, Year ended December 31, 2007,
   and Year ended December 31, 2006                                        F-6

   Statements of Cash Flows
   Year ended December 31, 2008, Year ended December 31, 2007, and
   Year ended December 31, 2006                                            F-7

   Notes to Financial Statements                                           F-8

Management's Annual Report on Internal Control Over Financial Reporting

Management of Prudential Annuities Life Assurance Corporation (the "Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2008, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2008.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 16, 2009

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly owned subsidiary of Prudential Financial, Inc.) at December 31, 2008 and December 31, 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/  PRICEWATERHOUSECOOPERS LLP

New York, New York
March 16, 2009

Prudential Annuities Life Assurance Corporation

Statements of Financial Position
December 31, 2008 and 2007 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                       2008         2007
                                                                                                   -----------  -----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2008: $9,893,430 2007:
  $1,329,042)..................................................................................... $ 9,869,342  $ 1,335,678
Trading account assets, at fair value.............................................................      51,422       16,314
Equity securities available for sale, at fair value (cost, 2008: $12,024 2007: $12,476)...........      10,119       11,599
Commercial loans..................................................................................     371,744       38,503
Policy loans......................................................................................      13,419       12,965
Short-term investments............................................................................     254,046      143,966
Other long-term investments.......................................................................      37,529         (130)
                                                                                                   -----------  -----------
   Total investments..............................................................................  10,607,621    1,558,895
                                                                                                   -----------  -----------
Cash and cash equivalents.........................................................................      26,549          697
Deferred policy acquisition costs.................................................................   1,247,131    1,042,823
Accrued investment income.........................................................................      91,301       13,258
Reinsurance recoverable from affiliates...........................................................   2,110,264      104,083
Income taxes receivable...........................................................................     259,541      215,689
Valuation of business acquired....................................................................      78,382      118,566
Deferred sales inducements........................................................................     726,314      558,821
Receivables from parent and affiliates............................................................      65,151       77,693
Investment receivable on open trades..............................................................      26,541       36,542
Other assets......................................................................................      52,461       34,311
Separate account assets...........................................................................  24,259,992   41,538,366
                                                                                                   -----------  -----------
TOTAL ASSETS...................................................................................... $39,551,248  $45,299,743
                                                                                                   ===========  ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances................................................................... $10,261,698  $ 1,135,095
Future policy benefits and other policyholder liabilities.........................................   2,486,584      228,190
Payables to parent and affiliates.................................................................      54,107       53,735
Cash collateral for loaned securities.............................................................     269,461       54,077
Short-term borrowing..............................................................................     186,268      195,280
Long-term borrowing...............................................................................     179,547      680,000
Future fees payable to Prudential Annuities, Inc. ("PAI").........................................         749       12,171
Investment payable on open trades.................................................................           5       40,533
Other liabilities.................................................................................     152,262      214,020
Separate account liabilities......................................................................  24,259,992   41,538,366
                                                                                                   -----------  -----------
Total liabilities................................................................................. $37,850,673  $44,151,468
                                                                                                   -----------  -----------

Commitments and Contingent Liabilities (See Note 12)

Stockholder's Equity
Common stock, $100 par value; 25,000 shares, authorized, issued and outstanding................... $     2,500  $     2,500
Additional paid-in capital........................................................................     974,921      434,096
Retained earnings.................................................................................     729,100      709,142
Accumulated other comprehensive income (loss).....................................................      (5,946)       2,537
                                                                                                   -----------  -----------
Total stockholder's equity........................................................................ $ 1,700,575  $ 1,148,275
                                                                                                   -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY........................................................ $39,551,248  $45,299,743
                                                                                                   ===========  ===========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Operations and Comprehensive Income
Years ended December 31, 2008, December 31, 2007, and December 31, 2006
(in thousands)
--------------------------------------------------------------------------------

                                                                          2008       2007      2006
                                                                       ----------  --------  --------
REVENUES

Premiums.............................................................. $   20,391  $ 28,201  $ 40,511
Policy charges and fee income.........................................    632,440   707,366   561,295
Net investment income.................................................    320,088    74,625    88,291
Realized investment gains (losses), net...............................     46,053   (40,972)  (48,035)
Asset administration fees.............................................    197,024   223,864   167,964
Other income..........................................................         90       524       654
                                                                       ----------  --------  --------
Total revenues........................................................  1,216,086   993,608   810,680
                                                                       ----------  --------  --------

BENEFITS AND EXPENSES

Policyholders' benefits...............................................    329,295    67,350   101,367
Interest credited to policyholders' account balances..................    279,744    92,088    77,137
General, administrative and other expenses............................    626,313   529,216   430,244
                                                                       ----------  --------  --------
Total benefits and expenses...........................................  1,235,352   688,654   608,748
                                                                       ----------  --------  --------

Income from operations before income taxes............................    (19,266)  304,954   201,932
                                                                       ----------  --------  --------
Income taxes:
   Current............................................................         --        --        67
   Deferred...........................................................    (39,224)   10,359     6,148
                                                                       ----------  --------  --------
Income tax expense....................................................    (39,224)   10,359     6,215
                                                                       ----------  --------  --------

NET INCOME............................................................     19,958   294,595   195,717
                                                                       ----------  --------  --------

Change in net unrealized investment gains (losses), net of taxes......     (8,483)   (2,840)    8,249
                                                                       ----------  --------  --------

COMPREHENSIVE INCOME.................................................. $   11,475  $291,755  $203,966
                                                                       ==========  ========  ========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Stockholder's Equity
Years ended December 31, 2008, December 31, 2007, and December 31, 2006
(in thousands)
--------------------------------------------------------------------------------

                                                                                                Accumulated
                                                                         Additional                Other         Total
                                                                  Common  Paid-in    Retained  Comprehensive Stockholder's
                                                                  Stock   Capital    Earnings  Income (Loss)    Equity
                                                                  ------ ---------- ---------  ------------- -------------
Balance, December 31, 2005....................................... $2,500 $ 484,096  $ 339,182     $(2,872)    $  822,906

Net income.......................................................     --        --    195,717          --        195,717
Distribution to parent...........................................     --  (150,000)        --          --       (150,000)
Change in net unrealized investment gains........................
(losses), net of taxes...........................................     --        --         --       8,249          8,249
                                                                  ------ ---------  ---------     -------     ----------
Balance, December 31, 2006....................................... $2,500 $ 334,096  $ 534,899     $ 5,377     $  876,872
                                                                  ------ ---------  ---------     -------     ----------

Net income.......................................................     --        --    294,595          --        294,595
Cumulative effect of change in accounting principles, net of
  taxes..........................................................     --        --     (8,153)         --         (8,153)
Distribution from (to) parent....................................     --   100,000   (112,199)         --        (12,199)
Change in net unrealized investment gains........................
(losses), net of taxes...........................................                                  (2,840)        (2,840)
                                                                  ------ ---------  ---------     -------     ----------
Balance, December 31, 2007....................................... $2,500 $ 434,096  $ 709,142     $ 2,537     $1,148,275
                                                                  ====== =========  =========     =======     ==========

Net income.......................................................     --        --     19,958          --         19,958
Distribution from parent.........................................     --   540,825         --          --        540,825
Change in net unrealized investment gains........................
(losses), net of taxes...........................................     --        --         --      (8,483)        (8,483)
                                                                  ------ ---------  ---------     -------     ----------
Balance, December 31, 2008....................................... $2,500 $ 974,921  $ 729,100     $(5,946)    $1,700,575
                                                                  ====== =========  =========     =======     ==========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Cash Flows
Years ended December 31, 2008, Year ended December 31, 2007, and Year ended December 31, 2006
(in thousands)
--------------------------------------------------------------------------------

                                                                                2008          2007         2006
                                                                            ------------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income................................................................. $     19,958  $   294,595  $   195,717
Adjustments to reconcile net income to net cash from operating activities:
   Realized investment (gains) losses, net.................................      (46,053)      40,972       48,035
   Amortization and depreciation...........................................       36,463       33,191       40,209
   Interest credited to policyholders' account balances....................      226,909       67,650       60,215
   Change in:..............................................................
       Policy reserves.....................................................    2,257,299      143,716       12,244
       Accrued investment income...........................................      (78,671)      (1,081)       4,392
       Trading account assets..............................................      (35,108)       1,830       12,633
       Net receivable (payable) to affiliates..............................       12,914       24,596      (42,150)
       Deferred sales inducements..........................................     (167,493)    (202,582)    (132,400)
       Deferred policy acquisition costs...................................     (188,629)    (285,758)    (239,470)
       Income taxes payable (receivable)...................................      (39,202)      10,251        7,513
       Reinsurance recoverable.............................................   (2,006,181)    (104,083)      37,116
       Other, net..........................................................       23,663      (94,948)     (95,337)
                                                                            ------------  -----------  -----------
Cash Flows From (Used In) Operating Activities.............................       15,869      (71,651)     (91,283)
                                                                            ------------  -----------  -----------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
   Fixed maturities, available for sale....................................    9,744,227    2,163,531    3,594,021
   Shares in equities, available for sale..................................           35        5,000           --
   Commercial loans........................................................        7,249        2,866           --
   Policy loans............................................................        3,723        2,426        1,548
   Other long-term investments.............................................           --        3,922        5,358
   Short-term investments..................................................   15,500,254    4,090,907    4,030,344
Payments for the purchase/origination of:
   Fixed maturities, available for sale....................................  (18,330,076)  (2,313,080)  (3,226,546)
   Commercial loans........................................................     (340,523)        (675)     (34,846)
   Policy loans............................................................       (4,177)      (2,753)      (2,407)
   Other long-term investments.............................................           --       (4,401)      (6,104)
   Short-term investments..................................................  (15,608,847)  (4,174,001)  (3,881,525)
                                                                            ------------  -----------  -----------
Cash Flows From (Used in) Investing Activities.............................   (9,028,135)    (226,258)     479,843
                                                                            ------------  -----------  -----------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Capital contribution from (to) Parent...................................      540,825      100,000     (150,000)
   Dividend to parent......................................................           --     (112,199)          --
   Decrease in future fees payable to PAI, net.............................      (11,422)     (36,360)     (64,619)
   Cash collateral for loaned securities...................................      215,384       14,115     (134,025)
   Securities sold under agreement to repurchase...........................           --           --       (7,147)
   Proceeds from the issuance of debt (maturities longer than 90 days).....           --      350,000      300,000
   Repayments of debt (maturities longer than 90 days).....................     (500,453)     (75,000)     (30,000)
   Net increase (decrease) in short-term borrowing.........................       (9,012)      35,734      (49,038)
   Drafts outstanding......................................................      (24,834)     (27,853)      38,736
   Policyholders' account balances
       Deposits............................................................   12,971,413    1,801,795    1,211,772
       Withdrawals.........................................................   (4,143,783)  (1,752,290)  (1,507,082)
                                                                            ------------  -----------  -----------
Cash Flows From (Used in) Financing Activities.............................    9,038,118      297,942     (391,403)
                                                                            ------------  -----------  -----------
   Net increase (decrease) in cash and cash equivalents....................       25,852           33       (2,843)
   Cash and cash equivalents, beginning of period..........................          697          664        3,507
                                                                            ------------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD................................... $     26,549  $       697  $       664
                                                                            ============  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid (received)............................................ $        (42) $       106  $    (1,297)
                                                                            ------------  -----------  -----------
   Interest paid........................................................... $     56,916  $    83,717  $    98,676
                                                                            ------------  -----------  -----------

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Prudential Annuities Life Assurance Corporation (the "Company", "we", or "our"), formerly known as American Skandia Life Assurance Corporation, with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of Prudential Annuities, Inc., ("PAI"), formerly known as American Skandia, Inc., which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("Skandia"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement (the "Acquisition Agreement") with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition") and would be authorized to use the American Skandia name through April, 2008. On May 1, 2003, the Acquisition was consummated. Thus, the Company is now an indirect wholly owned subsidiary of Prudential Financial. During 2007, we began the process of changing the Company's name and names of various legal entities that include the "American Skandia" name, as required by the terms of the Acquisition. The Company's name was changed effective
January 1, 2008.

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated. ("PAD"), formerly known as American Skandia Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

PAI intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. Generally, PAI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2008 and 2007, PAI made capital contributions of $540.8 million and $100 million, respectively to the Company. The Company received no capital contributions during 2006.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential Financial affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; valuation of business acquired ("VOBA") and its amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities including reserves for losses in connection with unresolved legal matters.

Investments and Investment-Related Liabilities

The Company's principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Trading account assets, at fair value, represents the equity securities held in support of a deferred compensation plan. Such investments are carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans, originated and held for investment, are generally carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans that have a specifically identified loss include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is deemed as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as, the changes in the allowance for loan losses, are reported in "Realized investment gains (losses), net."

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company's income from investments in joint ventures and

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

partnerships accounted for using the equity method or cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag.

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities or commodities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are recorded as assets, within "Other long-term investments," in the Statement of Financial Position, except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 39 and FASB Staff Position ("FSP") No. 39-1. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2008, 2007 and 2006 none of the Company's derivatives qualified for hedge accounting treatment. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Other trading account assets," at fair value. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. The Company's available-for-sale and held-to-maturity securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, interest related, including general credit spread widening); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security's market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, money market instruments, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value."

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the VOBA. VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General and administrative expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. In each reporting period, capitalized DAC is amortized to "General and administrative expense," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Deferred acquisition costs are amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders. "Separate account assets" are predominantly shares in Advanced Series Trust formerly known as American Skandia Trust co-managed by AST Investment Services, Incorporated ("ASISI") formerly known as American Skandia Investment Services, Incorporated and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Company's results of operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset administration fees calculated on account assets are included in "Asset administration fees." Separate account liabilities primarily represent the contractholder's account balance in separate account assets.

Deferred sales inducements

The Company provides sales inducements to contract holders, which primarily reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances."

Other assets and other liabilities

"Other assets" consists primarily of accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2008, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract holder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract holder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contract holder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.22% to 8.25% at December 31, 2008 and 2007.

Revenues for variable life insurance contracts consist of charges against contract holder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits that are considered embedded derivatives. These contracts are discussed in further detail in Note 6.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. In addition, the Company receives fees calculated on contractholder separate account balances invested in funds managed by companies other than ASISI. Asset administration fees are recognized as income when earned. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Income taxes

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Due to provisions in the Internal Revenue Code, the Company will not be eligible to join the filing of the Prudential Financial, Inc. consolidated federal income tax return until 2009. As a result, the Company will file a separate federal income tax return through 2008. In addition, the Company will continue to file separate state income tax returns.

Future fees payable to PAI

In a series of transactions with PAI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Share-based Payments

The Company recognizes the cost resulting from all share-based payments in accordance with Statement of Financial Accounting Standards ("SFAS")
No. 123(R), "Share-Based Payment," and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

New accounting pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of the FSP did not affect the Company's financial position or results of operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active." This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk;
(b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In April 2008, the FASB issued FSP FAS 142-3, "Determination of the Useful Life of Intangible Assets." This FSP amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets under SFAS No. 142. The new guidance applies to (1) intangible assets that are acquired individually or with a group of other assets and (2) intangible assets acquired in both business combinations and asset acquisitions. This FSP is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions." The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The
Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company's financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, "Effective Date of FASB Statement No. 157." This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In April 2007, the FASB issued FSP FIN 39-1, "Amendment of FASB Interpretation No. 39." FSP FIN 39-1 modifies FIN No. 39, "Offsetting of Amounts Related to Certain Contracts," and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company's adoption of this guidance, effective January 1, 2008, did not have a material effect on the Company's financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on SFAS No. 157.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 8 for details regarding the adoption of this pronouncement on January 1, 2007.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets." This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company's financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2007.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 effective January 1, 2007. The effect of initially adopting SOP 05-1 was a charge to the opening balance of retained earnings of $14.7 million before tax, $9.5 million net of taxes, which was reported as a "Cumulative effect of a change in accounting principle, net of taxes" in the Statement of Stockholder's Equity for the year ended December 31, 2007.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding investments classified as trading) as of December 31:

                                                                                     2008
                                                                  -------------------------------------------
                                                                               Gross      Gross
                                                                  Amortized  unrealized unrealized
                                                                    cost       gains      losses   Fair value
                                                                  ---------- ---------- ---------- ----------
                                                                                (in thousands)
Fixed maturities, available for sale

   U.S. Treasury securities and obligations of
   U.S. government authorities and agencies...................... $  931,416  $ 29,907   $ 28,130  $  933,193
   Obligations of U.S. states and their political subdivisions...     33,389     3,407         34      36,762
   Foreign government bonds......................................     36,730       357      1,797      35,290
   Asset-backed securities (1)...................................    229,212       318     22,212     207,318
   Commercial mortgage-backed securities.........................    937,129       482    167,173     770,438
   Residential mortgage-backed securities (2)....................  3,321,899   102,503        309   3,424,093
   All other corporate securities................................  4,403,655   155,085     96,492   4,462,248
                                                                  ----------  --------   --------  ----------
Total fixed maturities, available for sale....................... $9,893,430  $292,059   $316,147  $9,869,342
                                                                  ==========  ========   ========  ==========

Equity securities, available for sale............................ $   12,024  $    111   $  2,016  $   10,119
                                                                  ==========  ========   ========  ==========

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations

                                                                                     2007
                                                                  -------------------------------------------
                                                                               Gross      Gross
                                                                  Amortized  unrealized unrealized
                                                                    cost       gains      losses   Fair value
                                                                  ---------- ---------- ---------- ----------
                                                                                (in thousands)
Fixed maturities, available for sale

   U.S. Treasury securities and obligations of
   U.S. government authorities and agencies...................... $  242,269  $ 2,900    $   752   $  244,417
   Obligations of U.S. states and their political subdivisions...      1,910      399          1        2,308
   Foreign government bonds......................................      6,043      603         96        6,550
   Asset-backed securities.......................................    131,315      305      7,984      123,636
   Commercial mortgage-backed securities.........................    242,925    4,852         50      247,727
   Residential mortgage-backed securities........................    192,304    3,144          1      195,447
   All other corporate securities................................    512,276    6,923      3,606      515,593
                                                                  ----------  -------    -------   ----------
Total fixed maturities, available for sale....................... $1,329,042  $19,126    $12,490   $1,335,678
                                                                  ==========  =======    =======   ==========
Equity securities, available for sale............................ $   12,476  $    --    $   877   $   11,599
                                                                  ==========  =======    =======   ==========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2008 is shown below:

                                                     Available for sale
                                                    ---------------------
                                                    Amortized
                                                      Cost     Fair value
                                                    ---------- ----------
                                                       (in thousands)
      Due in one year or less...................... $   68,506 $   67,460
      Due after one year through five years........  3,182,803  3,201,693
      Due after five years through ten years.......  1,755,689  1,810,652
      Due after ten years..........................    398,192    387,688
      Commercial mortgage backed securities........    937,129    770,438
      Residential mortgage-backed securities.......  3,321,899  3,424,093
      Assets backed securities.....................    229,212    207,318
                                                    ---------- ----------
      Total........................................ $9,893,430 $9,869,342
                                                    ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                           2008        2007        2006
                                                        ----------  ----------  ----------
                                                                  (in thousands)
Fixed maturities, available for sale:
Proceeds from sales.................................... $9,664,156  $2,131,667  $3,573,598
Proceeds from maturities/repayments....................     68,993      63,627      20,350
Gross investment gains from sales, prepayments and
  maturities...........................................     69,587      13,325       5,965
Gross investment losses from sales and maturities......    (38,664)     (4,248)    (32,082)

Commercial mortgage and other loans

The following table provides the breakdown of the gross carrying values of commercial mortgage loans by property type as of December 31:

                                            2008                  2007
                                    --------------------  --------------------
                                        Amount     % of       Amount     % of
                                    (in thousands) Total  (in thousands) Total
                                    -------------- -----  -------------- -----
Commercial loans by property type

Office buildings...................    $ 73,310     19.7%    $ 5,971      15.4%
Retail stores......................      84,574     22.7%      3,934      10.2%
Apartment complexes................     102,206     27.5%     10,912      28.2%
Industrial Buildings...............      74,657     20.1%          0       0.0%
Agricultural properties............      26,077      7.0%      7,930      20.5%
Hospitality........................      11,138      3.0%          0       0.0%
Other..............................           0      0.0%      9,924      25.7%
                                       --------    -----     -------     -----
   Subtotal Commercial Loans.......    $371,962    100.0%    $38,671     100.0%
                                       --------    =====     -------     =====
Valuation allowance................    $   (218)             $  (168)
                                       --------              -------
   Total Commercial Loans..........    $371,744              $38,503
                                       ========              =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)

The commercial mortgage and other loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in New York (21%), New Hampshire (16%), California (13%) and Ohio (13%) at December 31, 2008.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                          2008    2007
                                                          ----    ----
                                                          (in thousands)
            Allowance for losses, beginning of year...... $168    $ --
               Addition of allowance for losses..........   50     168
                                                           ----    ----
            Allowance for losses, end of year............ $218    $168
                                                           ====    ====

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                             2008
                                                        --------------
                                                        (in thousands)
          Joint ventures and limited partnerships......    $ 2,173
          Derivatives..................................     35,356
                                                           -------
          Total other long- term investments...........    $37,529
                                                           =======

                                                             2007
                                                        --------------
                                                        (in thousands)
          Joint ventures and limited partnerships......    $ 2,514
          Derivatives..................................     (2,644)
                                                           -------
          Total other long- term investments...........    $  (130)
                                                           =======

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for 2008, 2007, and 2006:

                                                   2008      2007     2006
                                                 --------  -------  -------
                                                       (in thousands)
Fixed maturities, available for sale............ $298,506  $67,273  $82,976
Equity securities, available for sale...........      867    1,226    1,254
Policy loans....................................      809      742      702
Short-term investments and cash equivalents.....   23,145    6,345    9,937
Other...........................................    4,751    4,124    2,504
                                                 --------  -------  -------
Gross investment income.........................  328,078   79,710   97,373
                                                 --------  -------  -------
   Less investment expenses.....................   (7,990)  (5,085)  (9,082)
                                                 --------  -------  -------
Net investment income........................... $320,088  $74,625  $88,291
                                                 ========  =======  =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)

Realized investment gains (losses), net including charges for other than temporary impairments in value, for year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006 were from the following sources:

                                                   2008     2007      2006
                                                 -------  --------  --------
                                                        (in thousands)
   Fixed maturities............................. $ 5,151  $  9,078  $(26,155)
   Equity securities............................    (452)   (1,010)     (858)
   Derivatives..................................  38,061   (48,872)  (21,022)
   Commercial mortgage and other loans..........     (50)     (168)       --
   Other........................................   3,343        --        --
                                                 -------  --------  --------
   Realized investment gains (losses), net...... $46,053  $(40,972) $(48,035)
                                                 =======  ========  ========

Writedowns for impairments, which were deemed to be other than temporary, were $26.2 million and $980 thousand as December 31, 2008 and December 31, 2007 respectively.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as "available for sale" are included in the Statements of Financial Position as a component of "Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive
(loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows (in thousands):

                                                                            Deferred               Accumulated Other
                                                                             Policy                  Comprehensive
                                                                          Acquisition                Income (Loss)
                                                                           Costs and    Deferred    Related To Net
                                                         Net Unrealized   Valuation of Income Tax     Unrealized
                                                        Gains (Losses) on   Business   (Liability) Investment Gains
                                                           Investments      Acquired     Benefit       (Losses)
                                                        ----------------- ------------ ----------- -----------------
Balance, December 31, 2005                                    (5,348)           902        1,574         (2,872)

Net investment gains (losses) on investments arising
  during the period....................................       (8,789)            --           --         (8,789)
Reclassification adjustment for losses (gains)
  included in net income...............................       27,013             --           --         27,013

Impact of net unrealized investment (gains) losses on
  deferred policy acquisition costs and valuation of
  business acquired....................................           --         (5,453)      (4,522)        (9,975)
                                                            --------        -------      -------       --------
Balance, December 31, 2006                                    12,876         (4,551)      (2,948)         5,377

Net investment gains (losses) on investments arising
  during the period....................................      (15,184)                                   (15,184)
Reclassification adjustment for losses (gains)
  included in net income...............................        8,068             --           --          8,068

Impact of net unrealized investment (gains) losses on
  deferred policy acquisition costs and valuation of
  business acquired....................................                       2,720        1,556          4,276
                                                            --------        -------      -------       --------
Balance, December 31, 2007                                  $  5,760        $(1,831)     $(1,392)      $  2,537

Net investment gains (losses) on investments arising
  during the period....................................      (36,452)                                   (36,452)
Reclassification adjustment for losses (gains)
  included in net income...............................        4,699                                      4,699
Impact of net unrealized investment (gains) losses on
  deferred policy acquisition costs and valuation of
  business acquired....................................                      18,620        4,650         23,270
                                                            --------        -------      -------       --------
Balance, December 31, 2008                                  $(25,993)       $16,789      $ 3,258       $ (5,946)

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                      2008     2007     2006
                                                    --------  ------  -------
                                                          (in thousands)
 Fixed maturities, available for sale.............. $(24,088) $6,637  $13,018
 Equity securities, available for sale.............   (1,905)   (877)    (142)
                                                    --------  ------  -------
 Unrealized gains (losses) on investments.......... $(25,993) $5,760  $12,876
                                                    ========  ======  =======

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturities and equity securities have been in a continuous unrealized loss position, as of December 31, 2008 and 2007:

                                                                              Twelve months
                                                  Less than twelve months        or more                Total
                                                  ----------------------- --------------------- ---------------------
                                                              Unrealized             Unrealized            Unrealized
                                                  Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                                  ----------  ----------  ---------- ---------- ---------- ----------
                                                                           (in thousands)
2008
U.S. Treasury securities and obligations of U.S.
  government authorities and agencies............ $   18,957   $     13    $     --   $    --   $   18,957  $     13
Obligations of U.S. states and their political
  subdivisions...................................      1,573         34          --        --        1,573        34
Foreign government bonds.........................     22,200      1,797          --        --       22,200     1,797
Corporate securities.............................  1,835,329    108,373      71,771    16,238    1,907,100   124,611
Commercial mortgage-backed securities............    646,878    139,941     116,685    27,232      763,563   167,173
Asset-backed securities..........................    178,309     17,908      17,646     4,304      195,955    22,212
Residential mortgage-backed securities...........        616        308          --        --          616       308
                                                  ----------   --------    --------   -------   ----------  --------
Total fixed maturities, available for sale....... $2,703,862   $268,374    $206,102   $47,774   $2,909,964  $316,148
                                                  ==========   ========    ========   =======   ==========  ========

Total equity securities, available for sale...... $    4,393   $  1,277    $  3,495   $   740   $    7,888  $  2,016
                                                  ==========   ========    ========   =======   ==========  ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)

                                                                            Twelve months or
                                                   Less than twelve months        more                Total
                                                   ----------------------- ------------------ ---------------------
                                                               Unrealized   Fair   Unrealized            Unrealized
                                                   Fair Value    Losses     Value    Losses   Fair Value   Losses
                                                   ----------  ----------  ------- ---------- ---------- ----------
                                                                           (in thousands)
2007
U.S. Treasury securities and obligations of U.S.
  government authorities and agencies............. $  105,498    $   --    $    --   $   --   $  105,498  $    --
Obligations of U.S. states and their political
  subdivisions....................................      1,858        --         51        1        1,909        1
Foreign government bonds..........................      5,947        96         --       --        5,947       96
Corporate securities..............................    589,861     1,706     54,827    2,653      644,688    4,359
Commercial mortgage-backed securities.............    241,309        49      1,565        1      242,874       50
Asset-backed securities...........................    123,144     7,971        189       12      123,333    7,983
Residential mortgage-backed securities............    191,269        --      1,034        1      192,303        1
                                                   ----------    ------    -------   ------   ----------  -------
Total fixed maturities, available for sale........ $1,258,886    $9,822    $57,666   $2,668   $1,316,552  $12,490
                                                   ==========    ======    =======   ======   ==========  =======

Total equity securities, available for sale....... $   11,599    $  877    $    --   $   --   $   11,599  $   877
                                                   ==========    ======    =======   ======   ==========  =======

Securities with fair value of $3.5 million and gross unrealized losses of $0.7 million that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2008 represent perpetual preferred securities, which have characteristics of both debt and equity securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

As of December 31, 2008, unrealized gains (losses) on fixed maturities and equity securities was comprised of $318.2 million of gross unrealized losses and $292.2 million of gross unrealized gains. Gross unrealized losses includes $48.5 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $13.3 million of gross unrealized losses and $19.1 million of gross unrealized gains. Gross unrealized losses includes $2.7 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007.

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At December 31, 2008 and 2007, there were no fixed maturities available for sale pledge to third parties.

Fixed maturities of $5.1 million and $4.8 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006, are as follows (in thousands):

                                                              2008        2007        2006
                                                           ----------  ----------  ---------
Balance, beginning of year................................ $1,042,823  $  766,277  $ 528,899
Capitalization of commissions, sales and issue expenses...    417,465     442,265    343,907
Amortization..............................................   (228,836)   (156,507)  (104,438)
Changes in unrealized investment gains and losses.........     15,679         323     (2,091)
Impact of adoption of SOP 05-1............................         --      (9,535)        --
                                                           ----------  ----------  ---------
Balance, end of year...................................... $1,247,131  $1,042,823  $ 766,277
                                                           ==========  ==========  =========

5. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006 is as follows (in thousands):

                                           2008      2007      2006
                                         --------  --------  --------
Balance, beginning of period............ $118,566  $152,650  $196,023
Amortization(1).........................  (48,955)  (41,260)  (50,154)
Interest(2).............................    5,830     7,743    10,143
Change in unrealized gains/losses.......    2,941     2,397    (3,362)
Impact of adoption of SOP 05-1..........       --    (2,964)       --
                                         --------  --------  --------
Balance, end of period.................. $ 78,382  $118,566  $152,650
                                         --------  --------  --------

       (1)The average expected life of VOBA was approximately 6.6 years from the date of acquisition.
       (2)The interest accrual rate was 5.72% for the VOBA related to the businesses acquired.

Estimated future net amortization of VOBA as of December 31, 2008 is as follows (in thousands):

                        2009..................... 15,078
                        2010..................... 11,576
                        2011.....................  9,224
                        2012.....................  7,114
                        2013.....................  4,954
                        2014 and thereafter...... 30,436
                                                  ------
                        Total.................... 78,382
                                                  ======

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits". In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                         December 31, 2008              December 31, 2007
                                                   ------------------------------ ------------------------------
                                                   In the Event At Annuitization/ In the Event At Annuitization/
                                                     of Death   Accumulation (1)    of Death   Accumulation (1)
                                                   ------------ ----------------- ------------ -----------------
                                                                          (in thousands)
Variable Annuity Contracts

Return of Net Deposits
Account value..................................... $27,827,823             N/A    $34,423,177             N/A
Net amount at risk................................ $ 5,148,579             N/A    $ 1,196,837             N/A
Average attained age of contractholders...........  60.6 years             N/A     60.7 years             N/A

Minimum return or contract value
Account value..................................... $ 6,257,485     $22,880,901    $ 7,726,079     $23,836,127
Net amount at risk................................ $ 2,465,883     $ 3,172,674    $   486,519     $   177,330
Average attained age of contractholders...........  62.7 years        61 years     62.3 years      59.4 years
Average period remaining until expected
  annuitization...................................         N/A       3.9 years            N/A       4.8 years

(1)Includes income and withdrawal benefits described herein

                                   December 31, 2008    December 31, 2007
                                 --------------------- -------------------
                                 Unadjusted  Adjusted  Unadjusted Adjusted
                                   Value      Value      Value     Value
                                 ---------- ---------- ---------- --------
Market value adjusted annuities
Account value................... $7,776,593 $7,264,251  $950,514  $948,983

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                       December 31,   December 31,
                                           2008           2007
                                      -------------- --------------
                                      (in thousands) (in thousands)
            Equity funds.............  $ 6,628,564    $16,584,770
            Bond funds...............    5,151,177      4,149,175
            Balanced funds...........    8,592,304     16,108,177
            Money market funds.......    2,702,098      1,943,205
            Specialty funds..........      949,003      2,384,341
                                       -----------    -----------
               Total.................  $24,023,146    $41,169,668
                                       ===========    ===========

In addition to the above mentioned amounts invested in separate account investment options, $10.1 billion and $979.6 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2008 and 2007, respectively.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB"), and guaranteed minimum income and withdrawal benefits ("GMIWB") features are considered to be bifurcated embedded derivatives under SFAS No. 133 and are recorded at fair value. Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMAB, GMWB, and GMIWB are included in "Future policy benefits." As discussed above, the Company maintains a portfolio of derivative investments that serve as a partial economic hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                                    GMAB/
                                                    GMWB/
                                           GMDB     GMIWB     GMIB     Totals
                                         -------  ---------  ------  ---------
                                            Variable Annuity (in thousands)
                                         -------------------------------------
Balance as of January 1, 2006...........  26,000       (500)  2,400     27,900
                                         -------  ---------  ------  ---------
   Incurred guarantee benefits (1)......  49,510    (32,602)  1,948     18,857
   Paid guarantee benefits.............. (31,088)        --      --    (31,088)
                                         -------  ---------  ------  ---------
Balance as of December 31, 2006.........  44,422    (33,102)  4,348     15,669
                                         =======  =========  ======  =========
   Incurred guarantee benefits (1)......  28,837    137,011  (2,025)   163,823
   Paid guarantee benefits.............. (30,411)        --      --    (30,411)
                                         -------  ---------  ------  ---------
Balance as of December 31, 2007.........  42,848    103,909   2,323    149,080
                                         =======  =========  ======  =========
   Incurred guarantee benefits (1)...... 292,412  2,007,332   9,303  2,309,047
   Paid guarantee benefits.............. (55,310)        --      --    (55,310)
                                         -------  ---------  ------  ---------
Balance as of December 31, 2008......... 279,950  2,111,241  11,626  2,402,817
                                         =======  =========  ======  =========

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date,) the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal;
(2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant's life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy, the Company limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and affiliated reinsurance agreements. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements utilized for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into four broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging in the affiliates, such as for certain GMIWB riders; (2) those that utilize only an automatic rebalancing element, such as for certain GMAB riders that feature the GRO policyholder benefits; (3) those that utilize only capital markets hedging in the affiliated reinsurer, such as for certain legacy GMIWB, GMWB and GMAB riders; and
(4) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in categories 1 and 2 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic investment rebalancing element.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other Assets" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances", are as follows:

                                                       Sales
                                                    Inducements
                                                   --------------
                                                   (in thousands)
               Balance as of January 1, 2006......     227,400
                  Capitalization..................     167,013
                  Amortization....................     (34,598)
                                                      --------
               Balance as of December 31, 2006....    $359,815
                                                      ========
                  Capitalization..................     263,992
                  Amortization....................     (64,986)
                                                      --------
               Balance as of December 31, 2007....    $558,821
                                                      ========
                  Capitalization..................     260,268
                  Amortization....................     (92,775)
                                                      --------
               Balance as of December 31, 2008....    $726,314
                                                      ========

7. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GMAB features. These features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." Please see Note 13 for further details around the affiliated reinsurance agreements.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


7. REINSURANCE (continued)


The effect of reinsurance for the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006, was as follows (in thousands):

                                                           Unaffiliated Affiliated
                                                 Gross        Ceded       Ceded        Net
                                              -----------  ------------ ----------  --------
2008
Policy charges and fee income................ $   660,517    $(28,077)  $       --  $632,440
Realized investment (losses) gains, net...... $(1,861,957)   $     --   $1,908,010  $ 46,053
Policyholders' benefits...................... $   329,724    $   (429)  $       --  $329,295
General, administrative and other expenses... $   632,361    $ (4,231)  $   (1,817) $626,313

2007
Policy charges and fee income................ $   736,064    $(28,698)  $       --  $707,366
Realized investment (losses) gains, net...... $   (94,469)   $     --   $   53,497  $(40,972)
Policyholders' benefits...................... $    68,212    $   (862)  $       --  $ 67,350
General, administrative and other expenses... $   535,947    $ (5,560)  $   (1,171) $529,216

2006
Policy charges and fee income................ $   586,985    $(25,690)  $       --  $561,295
Realized investment (losses) gains, net...... $    31,053    $     --   $  (79,088) $(48,035)
Policyholders' benefits...................... $   101,748    $   (381)  $       --  $101,367
General, administrative and other expenses... $   435,721    $ (5,450)  $      (27) $430,244

The Company's Statements of Financial Position also included reinsurance recoverables from Pruco Re of $2.1 billion at December 31, 2008 and $104.1 million at December 31, 2007.

8. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                   2008      2007    2006
                                                                 --------  -------  -------
                                                                       (in thousands)
Current tax expense:
   U.S. and foreign............................................. $     --  $    --  $    67
   State and local.............................................. $     --  $    --  $    --
                                                                 --------  -------  -------
   Total........................................................ $     --  $    --  $    67
                                                                 ========  =======  =======

Deferred tax expense:
   U.S. and foreign............................................. $(38,770) $10,056  $ 5,759
   State and local..............................................     (454)     303  $   389
                                                                 --------  -------  -------
   Total........................................................ $(39,224) $10,359  $ 6,148
                                                                 ========  =======  =======

Total income tax expense (benefit) on income from operations.... $(39,224) $10,359  $ 6,215
Income Tax reported in stockholders' equity related to:
   Other comprehensive income (loss)............................   (4,649)  (1,556)   4,521
   Cumulative effect of changes in accounting policy............       --   (6,617)      --
   Stock based compensation programs............................      (21)      --       --
                                                                 --------  -------  -------
Total income tax expense (benefit).............................. $(43,894) $ 2,186  $10,736
                                                                 ========  =======  =======

The Company's income (loss) from operations before income taxes includes income
(loss) from domestic operations of $(19,266) thousand, $304,954 thousand and $201,932 thousand, and no income from foreign operations for years ended December 31, 2008, 2007 and 2006, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


8. INCOME TAXES (continued)


The Company's actual income tax expense (benefit) on operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                     2008      2007      2006
                                                   --------  --------  --------
                                                          (in thousands)
Expected federal income tax expense (benefit)..... $ (6,743) $106,734  $ 70,676
   Non taxable investment income..................  (24,418)  (95,053)  (55,568)
   Tax credits....................................   (8,407)   (7,367)   (9,463)
   Prior year adjustments.........................       --     5,518        --
   State income taxes, net of federal benefit.....     (294)      197       253
   Other..........................................      638       330       317
                                                   --------  --------  --------
Total income tax expense (benefit)................ $(39,224) $ 10,359  $  6,215
                                                   ========  ========  ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2008     2007
                                                    -------- --------
                                                     (in thousands)
           Deferred tax assets
              Insurance reserves................... $256,815 $318,649
              Net operating loss carryforwards.....  339,621  188,038
              Tax credit carryforwards.............   40,935   27,823
              Compensation reserves................    5,958    6,428
              Net unrealized losses................    9,202       --
              Income taxed in advance..............    1,684    4,777
              Other................................    1,788   10,424
                                                    -------- --------
           Deferred tax assets..................... $656,003 $556,139

           Deferred tax liabilities
              VOBA and deferred acquisition cost... $398,610 $340,577
              Net unrealized gains.................       --    2,039
              Other................................      167      191
                                                    -------- --------
           Deferred tax liabilities................ $398,777 $342,807
                                                    -------- --------
           Net deferred tax asset.................. $257,226 $213,332
                                                    ======== ========

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2008 and 2007.

At December 31, 2008 and 2007, respectively, the Company had federal net operating and capital loss carryforwards of $959 million and $531 million, which expire between 2019 and 2023. At December 31, 2008 and 2007, respectively, the Company had tax credit carryforwards, of $41 million and $28 million, which expire between 2014 and 2018.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


8. INCOME TAXES (continued)


On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company's income tax liability and an increase to retained earnings of $1.4 million as of January 1, 2007.

The Company had no unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2008 and 2007.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2008 and 2007, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The Company is not currently under audit by the IRS or any state or local jurisdiction.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividend received deduction, or DRD, related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company's net income. These activities had no impact on the Company's 2007 or 2008 results.

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(322.6) million, $106.0 million, and $110.2million, for the years ended December 31, 2008, 2007, and 2006, respectively. Statutory surplus of the Company amounted to $633.3 million and $438.3 million at December 31, 2008 and 2007, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2008 results, there is capacity to pay a dividend of $63.3 million.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to us for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and
v) most information publicly available. Our Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Our Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset- and mortgage-backed securities, etc.), certain equity securities and commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper) and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities, or through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The majority of the Company's derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate swaps, cross currency swaps and single name credit default swaps are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields and nonperformance risk. OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. Substantially all of the Company's OTC derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most OTC derivative contracts have bid and ask prices that can be readily observed in the market place. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect our assumptions about the assumptions market participants would use in pricing the asset or liability. Our Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts and embedded derivatives resulting from certain products with guaranteed benefits. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness based on our understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, we may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, we may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008 such over-rides on a net basis were not material.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company's claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer's values.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                                          Level 1     Level 2     Level 3      Total
                                                        ----------- ----------- ----------  -----------
                                                                        (in thousands)
Fixed maturities, available for sale................... $        -- $ 9,778,618 $   90,724  $ 9,869,342

Trading account assets.................................      10,223      41,199         --       51,422
Equity securities, available for sale..................       9,219         900         --       10,119
Other long-term investments............................          --      36,852     (1,496)      35,356
Short term investments.................................     254,046          --         --      254,046
Cash and cash equivalents..............................          --          --         --           --
Reinsurance recoverable................................          --          --  2,110,146    2,110,146
                                                        ----------- ----------- ----------  -----------
       Sub-total excluding separate account assets..... $   273,488 $ 9,857,569 $2,199,374  $12,330,431

Separate account assets (1)............................  13,884,682  10,375,310         --   24,259,992
                                                        ----------- ----------- ----------  -----------

   Total assets........................................ $14,158,170 $20,232,879 $2,199,374  $36,590,423
                                                        ----------- ----------- ----------  -----------

Future policy benefits.................................          --          --  2,111,242    2,111,242
                                                        ----------- ----------- ----------  -----------

Total liabilities...................................... $        -- $        -- $2,111,242  $ 2,111,242
                                                        ----------- ----------- ----------  -----------

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the year ending December 31, 2008, as well as the portion of gains or losses included in income for twelve months ended
December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                    Twelve Months Ended December 31, 2008
                                                             --------------------------------------------------
                                                                 Fixed
                                                              Maturities,  Other Long-
                                                             Available For    term     Reinsurance Future Policy
                                                                 Sale      Investments Recoverable   Benefits
                                                             ------------- ----------- ----------- -------------
                                                                               (in thousands)
Fair value, beginning of period.............................   $  9,502      $   (56)  $  103,909   $  (103,909)
   Total gains or (losses) (realized/unrealized):...........
       Included in earnings:................................
          Realized investment gains (losses), net...........        414       (1,440)   1,949,030    (1,950,126)
          Asset administration fees and other income........         --           --           --            --
       Included in other comprehensive income (loss)........        243           --           --            --
   Net investment income....................................        250           --           --            --
   Purchases, sales, issuances, and settlements.............     96,995           --       57,207       (57,207)
   Foreign currency translation.............................         --           --           --            --
   Transfers into (out of) level 3 (1)......................    (16,680)          --           --            --
                                                               --------      -------   ----------   -----------
Fair value, end of period...................................   $ 90,724      $(1,496)  $2,110,146   $(2,111,242)
                                                               ========      =======   ==========   ===========
Unrealized gains (losses) relating to those level 3
  assets that were still held by the Company at the
  end of the period (2):
       Included in earnings:................................
          Realized investment gains (losses), net...........   $     --      $(1,439)  $1,956,405   $(1,957,501)
          Asset administration fees and other income........   $     --      $    --   $       --   $        --
          Interest credited to policyholder account.........   $     --      $    --   $       --   $        --
       Included in other comprehensive income (loss)........   $    240      $    --   $       --   $        --

(1)Transfers into or out of level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.7 million during the year ended December 31, 2008. Transfers out of Level 3 for these investments was primarily the result of the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments - Under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," the Company is required to disclose the fair value of certain financial instruments. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments, cash and cash equivalents separate account assets and long-term and short-term borrowing.

The fair values presented below for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies. The fair values presented below at December 31, 2008 are in compliance with the framework for measuring fair value established by SFAS No. 157, and therefore may differ from the fair values methodologies applied at December 31, 2007.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Commercial mortgage and other loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial mortgage and other loans held by the Company is based upon various factors, including the terms of the loans, the principal exit market, prevailing interest rates, and credit risk.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances & Separate Account Liabilities

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates, which are commonly viewed as being consistent with the Company's claims paying ratings.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                    2008                      2007
                          ------------------------- -------------------------
                                         Estimated                 Estimated
                          Carrying value fair value Carrying value fair value
                          -------------- ---------- -------------- ----------
                                            (in thousands)
Commercial Loans.........    $371,744     $335,150     $38,503      $39,514
Policy loans.............    $ 13,419     $ 26,478     $12,965      $12,965
Investment Contracts.....    $ 59,284     $ 60,179     $60,140      $60,140

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission's merchants who are members of a trading exchange.

Currency swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)


Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security.

As further described in Note 6, the Company sells variable annuity products, which contain embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company's guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Credit Derivatives Written

The following tables set forth our exposure from credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

                                              December 31, 2008
                            -----------------------------------------------------
                                              First To Default
                               Single Name         Basket             Total
                            ----------------  ----------------  -----------------
   NAIC
Designation  Rating Agency            Fair              Fair               Fair
   (1)        Equivalent    Notional  Value   Notional  Value   Notional   Value
-----------  -------------  -------- -------  -------- -------  -------- --------
                                                (in thousands)
    1.......  Aaa, Aa, A    $320,000 $(9,155) $ 1,000  $  (133) $321,000 $ (9,288)
    2.......  Baa                 --      --    9,500   (1,363)    9,500   (1,363)
                            -------- -------  -------  -------  -------- --------
  Total.....                $320,000 $(9,155) $10,500  $(1,496) $330,500 $(10,651)
                            ======== =======  =======  =======  ======== ========

                                              December 31, 2007
                            -----------------------------------------------------
                                              First To Default
                               Single Name         Basket             Total
                            ----------------  ----------------  -----------------
   NAIC
Designation  Rating Agency            Fair              Fair               Fair
   (1)        Equivalent    Notional  Value   Notional  Value   Notional   Value
-----------  -------------  -------- -------  -------- -------  -------- --------
                                                (in thousands)
    1.......  Aaa, Aa, A    $     --      --  $10,500  $   (57) $ 10,500 $    (57)
    2.......  Baa                 --      --       --       --        --       --
                            -------- -------  -------  -------  -------- --------
  Total.....                $     --      --  $10,500  $   (57) $ 10,500 $    (57)
                            ======== =======  =======  =======  ======== ========

(1)First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)


The following table sets forth the composition of our credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

                                          December 31, 2008   December 31, 2007
                                         ------------------  ------------------
                                         Notional Fair Value Notional Fair Value
Industry                                 -------- ---------- -------- ----------
                                                     (in thousands)
Corporate Securities:................... $ 40,000  $ (1,179)      --      --
   Manufacturing........................       --        --       --      --
   Utilities............................       --        --       --      --
   Finance..............................       --        --       --      --
   Services.............................   20,000       (10)      --      --
   Energy...............................   20,000      (754)      --      --
   Transportation.......................   30,000      (944)      --      --
   Retail and Wholesale.................   20,000      (351)      --      --
   Other................................  190,000    (5,917)      --      --
   First to Default Baskets(1)..........   10,500    (1,496)  10,500     (57)
                                         --------  --------   ------     ---
Total Credit Derivatives................ $330,500   (10,651)  10,500     (57)
                                         ========  ========   ======     ===

(1)Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $330.5 million notional of CDS selling protection at December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $5.2 million and $9.1 million at December 31, 2008 and 2007, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Substantially all of the Company's over-the-counter derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

12. CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, we may offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings:

The Company has substantially completed a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the Company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the Acquisition. The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the Acquisition Agreement.

Commencing in 2003, the Company received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by the Company and certain affiliated companies. In connection with these investigations, with the approval of Skandia an offer was made by the Company to the authorities investigating its companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate.

While not assured, the Company believes these discussions are likely to lead to settlements with these authorities by it or its affiliates. Any regulatory settlement involving the Company and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement pursuant to which Prudential Financial purchased the Company and certain affiliates in May 2003 from Skandia. If achieved, settlement of the matters relating to the Company and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to the Company's businesses.

During the third quarter of 2004, the Company identified a system-generated calculation error in its annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to the Company associated with remediation, breakage and other costs. The Company's consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. The Company contacted state insurance regulators and commenced Phase I of its outreach to customers on November 12, 2007. Phase II commenced on June 6, 2008. Phase III commenced December 5, 2008. A final Phase is expected to rollout in April of 2009. The Company has advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

From January 2006 to February 2008, thirty-one complaints were filed in 17th Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against the Company and in certain of the cases the two brokers who sold the

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


12. CONTINGENT LIABILITIES AND LITIGATION (continued)

annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. Thirty of the thirty-one lawsuits settled in December 2008. The matter is subject to the indemnification provisions of the Acquisition Agreement. Skandia has indemnified the Company for the thirty settled matters, but has reserved the right to seek reimbursement of a portion of the total indemnified settlement amount pursuant to the provisions of the Acquisition Agreement.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

13. RELATED PARTY TRANSACTIONS

In addition to the following related party transactions, the Company has extensive transactions and relationships with PAI and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Affiliated Asset Administration Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASISI related to this agreement was $159.6 million, $178.5 million, and $121.9 million, for the year ended December 31 2008, year ended December 31, 2007, and year ended December 31, 2006, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation ("PAIST"), formerly known as American Skandia Information Services and Technology Corporation, an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)


Allocated lease expense was $5.2 million, $5.3 million, and $6.5 million, for the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense was $4.5 million, $3.9 million, and $3.1 million, for the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2008 are as follows (in thousands):

                                             Lease  Sub-Lease
                                            ------- ---------
                  2009.....................   8,316    3,266
                  2010.....................   8,133    3,572
                  2011.....................   8,133    3,556
                  2012.....................   7,392    2,561
                  2013.....................   7,021    2,184
                  2014 and thereafter......   4,777    1,086
                                            -------  -------
                  Total.................... $43,772  $16,225
                                            =======  =======

The Company pays commissions and certain other fees to PAD in consideration for PAD's marketing and underwriting of the Company's products, which commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD during the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006 were $464.1 million, $498.1 million, and $384.4 million, respectively.

Reinsurance Agreements

During 2008, the Company entered into three new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd. ("Pruco Re") providing for the 100% reinsurance of its Highest Daily Lifetime Seven ("HD7") and Spousal Highest Daily Lifetime Seven ("SHD7") benefit features sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements as of December 31, 2008, was $12.7 million Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Guaranteed Return Option Plus ("GRO Plus") benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, was $590 thousand as of December 31, 2008. Effective January 28, 2008 the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option ("HD GRO") benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, was $702 thousand as of December 31, 2008.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit ("LT5"). The coinsurance agreement entered into with The Prudential Insurance Company of America ("Prudential Insurance") in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd. ("Pruco Re") providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 forward on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance. Fees ceded under these agreements, included in "Realized investments (losses) gains, net" on the financial statements, were $40.2 million, $38.3 million, and $20.8 million for 2008, 2007 and 2006, respectively.

Effective November 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit ("HDLT5") feature. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $16.6 million as of December 31, 2008, $7.9 million as of December 2007 and $42 thousand as of December 2006.

Effective March 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $11.9 million as of December 31, 2008, $9.5 million as of December 2007 and $2.0 million as of December 2006.

During 2004, the Company entered into two reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with Prudential Insurance providing for the reinsurance of its guaranteed minimum withdrawal benefit feature ("GMWB"). Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $3.0 million, $3.5 million, and $3.1 million for 2008, 2007 and 2006, respectively. The Company also entered into a 100% coinsurance agreement with Pruco Re providing for the reinsurance of its guaranteed return option ("GRO"). In prior years, the Company entered into reinsurance agreements to

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)

provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $12.6 million, $23.5 million, and $19.1 million for 2008, 2007, and 2006, respectively.

Debt Agreements

Short-term and Long-term borrowings

On January 11, 2008, the Company entered into a $350 million long-term loan with Prudential Financial. The original lender under this loan was Prudential Funding, LLC ("Pru Funding"), with an original issue date of 12/31/07 and was transferred to Prudential Financial on January 11, 2008. This loan had an interest rate of 5.26% and a maturity date of January 15, 2013. This loan was subsequently paid off on December 29, 2008 with the proceeds received from a capital contribution from PAI. The total related interest expense to the Company as of December 31, 2008 was $18.3 million. Accrued interest payable was $53 thousand as of December 31, 2007.

On December 14, 2006, the Company entered into a $300 million loan with Prudential Financial. This loan has an interest rate of 5.18% and matures on December 14, 2011. A partial payment was made to reduce this loan to $179.5 million on December 29, 2008 with the proceeds received from a capital contribution from PAI. The total related interest expense to the Company was $15.5 million as of December 31, 2008 and $15.6 million as of December 31, 2007. The accrued interest payable was $699 thousand as of December 31, 2008, $777 thousand as of December 31, 2007, and $734 thousand as of December 31, 2006.

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 5.52% and matured on March 11, 2008. The total related interest expense to the Company was $322 thousand for the year ended December 31, 2008 and $1.8 million for the year ended
December 31, 2007. Accrued interest payable was $101 thousand as of December 31, 2007 and $96 thousand as of December 31, 2006.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective July 3, 2007, the credit facility agreement was increased to $800 million. As of December 31, 2008 and 2007, $186.3 million and $195.3 million, respectively, was outstanding under this credit facility. Interest paid related to these borrowings was $0.0 million, $2.8 million and $8.7 million for the year ended December 31, 2008, December 31, 2007, and December 31, 2006, respectively. Accrued interest payable was $873 thousand and $824 thousand as of December 31, 2008 and 2007, respectively.

Future fees payable to PAI

In a series of transactions with PAI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these sales, PAI through special purpose trusts, issued collateralized notes in private placements, which were secured by the rights to receive future fees and charges purchased from the Company. As part of the Acquisition, the notes issued by PAI were repaid.

Under the terms of the securitization purchase agreements, the rights sold provide for PAI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, PAI has no recourse against the Company.

The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to PAI would be $0.75 million and $14.2 million as of December 31, 2008 and 2007, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)


Payments, representing fees and charges in the aggregate amount, respectively of $13.6 million, $46.7 million, $74.8 million, were made by the Company to PAI during the year ended December 31 2008, year ended December 31, 2007 and year ended December 31, 2006. Related expense of $2.2 million, $10.4 million and $10.1 million, respectively has been included in the Statements of Operations and Comprehensive Income for the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31, 2006.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to PAI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

The present values of the transactions that are still active as of 12/31/2008 as of the respective effective date were as follows (dollars in thousands):

                    Closing Effective   Contract Issue   Discount Present
       Transaction   Date     Date          Period         Rate    Value
       -----------  ------- --------- ------------------ -------- -------
         2002-1.... 4/12/02  3/1/02   11/1/00 - 12/31/01   6.0%   101,713

Future amortization of future fees payable to PAI as of December 31, 2008, according to a revised amortization schedule, is as follows (in thousands):

                               Year       Amount
                               ----       ------
                               2009......   750
                                           ----
                               Total.....  $750
                                           ====

Purchase of fixed maturities from an affiliate

During 2008, the Company purchased fixed maturities securities from an affiliated company, Prudential Insurance. These securities were recorded at an amortized cost of $1,190 million and a fair value of $1,124 million. The net difference between historic amortized cost and the fair value was $66 million and was recorded as a capital contribution on the Company's financial statements and cashflows.

14. LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2008, year ended December 31, 2007, and year ended
December 31 2006, was $3.5 million, $4.0 million, and $3.3 million, respectively. Sub-lease rental income was $1.2 million, $1.0 million, and $635 thousand for the year ended December 31, 2008, year ended December 31, 2007, and year ended December 31 2006. Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2008 are as follows (in thousands):

                                             Lease  Sub-Lease
                                            ------- ---------
                  2009.....................   3,481   1,437
                  2010.....................   3,481   1,475
                  2011.....................   3,192   1,507
                  2012.....................       0       0
                  2013.....................       0       0
                  2014 and thereafter......       0       0
                                            -------  ------
                  Total.................... $10,154  $4,419
                                            =======  ======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements
--------------------------------------------------------------------------------

15. EMPLOYEE BENEFITS

The Company's employees are covered by funded non-contributory defined benefit pension plans of Prudential Insurance. Prudential Insurance also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits for transitioned former employees of the Company are based on a notional account balance that takes into consideration age, service and salary during their careers. Prudential Insurance's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines, but no contributions have been required in recent years.

The Company has no legal obligation for benefits under these plans.

Substantially all of the Company's employees may become eligible to receive postretirement benefits under Prudential Insurance plans if they retire after age 55 with at least 10 years of service. These benefits are funded as considered necessary.

Postretirement benefits are accounted for in accordance with SFAS No. 158, Employers Accounting for Defined Benefit Pension and Other Postretirement Plans.

The Company's share of net expense for the pension plans was $6.0 million, $3.9 million and $4.3 million for the twelve months ended December 31, 2008, twelve months ended December 31, 2007, and twelve months ended December 31, 2006, respectively.

Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $2.8 million, $1.9 million, and $1.5 million in 2008, 2007, and 2006, respectively.

16. CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract holders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

17. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2008 and 2007 are summarized in the table below:

                                                                                        Three months ended
                                                                            ------------------------------------------
                                                                            March 31 June 30  September 30 December 31
                                                                            -------- -------- ------------ -----------
                                                                                          (in thousands)
2008
Total revenues............................................................. $277,365 $241,607  $ 271,450    $425,664
Total benefits and expenses................................................  192,813  206,432    414,635     421,472
Income (loss) from operations before income taxes and cumulative effect of
  accounting change........................................................   84,552   35,175   (143,185)      4,192
Net income (loss).......................................................... $ 76,058 $ 35,216  $(103,700)   $ 12,384

                                                                                        Three months ended
                                                                            ------------------------------------------
                                                                            March 31 June 30  September 30 December 31
                                                                            -------- -------- ------------ -----------
                                                                                          (in thousands)
2007
Total revenues............................................................. $229,508 $246,402  $ 247,236    $270,462
Total benefits and expenses................................................  168,875  181,004    148,166     190,609
Income (loss) from operations before income taxes and cumulative effect of
  accounting change........................................................   60,633   65,398     99,070      79,853
Net income (loss).......................................................... $ 52,033 $ 66,211  $  89,735    $ 86,616

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                                                AST
                                                                             AST American    Schroders
                                                   AST         AST T. Rowe     Century      Multi Asset
                                            AllianceBernstein  Price Large-    Income &        World       AST Money
                                             Growth & Income    Cap Growth      Growth      Strategies      Market
                                                Portfolio       Portfolio     Portfolio      Portfolio     Portfolio
                                            ----------------- -------------  ------------  ------------  --------------
ASSETS
  Investment in the portfolios, at value...  $  677,520,202   $ 181,314,998  $134,021,754  $130,494,005  $2,693,670,120
                                             --------------   -------------  ------------  ------------  --------------
  Net Assets...............................  $  677,520,202   $ 181,314,998  $134,021,754  $130,494,005  $2,693,670,120
                                             ==============   =============  ============  ============  ==============

NET ASSETS, representing:
  Accumulation units.......................  $  677,520,202   $ 181,314,998  $134,021,754  $130,494,005  $2,693,670,120
                                             --------------   -------------  ------------  ------------  --------------
                                             $  677,520,202   $ 181,314,998  $134,021,754  $130,494,005  $2,693,670,120
                                             ==============   =============  ============  ============  ==============

  Units outstanding........................      61,430,622      26,781,014    13,554,017    13,107,057     230,705,015
                                             ==============   =============  ============  ============  ==============

  Portfolio shares held....................      54,463,038      26,013,630    13,606,269    13,466,874   2,693,670,120
  Portfolio net asset value per share......  $        12.44   $        6.97  $       9.85  $       9.69  $         1.00
  Investment in portfolio shares, at cost..  $1,072,895,041   $ 273,465,619  $176,707,760  $173,734,152  $2,693,670,120

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                                                AST
                                                                             AST American    Schroders
                                                   AST         AST T. Rowe     Century      Multi Asset
                                            AllianceBernstein  Price Large-    Income &        World       AST Money
                                             Growth & Income    Cap Growth      Growth      Strategies      Market
                                                Portfolio       Portfolio     Portfolio      Portfolio     Portfolio
                                            ----------------- -------------  ------------  ------------  --------------
INVESTMENT INCOME
  Dividend income..........................  $   21,257,535   $     382,798  $  4,447,728  $  2,996,842  $   58,833,402
                                             --------------   -------------  ------------  ------------  --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      21,648,709       5,388,496     3,093,768     2,972,803      38,019,070
                                             --------------   -------------  ------------  ------------  --------------

NET INVESTMENT INCOME (LOSS)...............        (391,174)     (5,005,698)    1,353,960        24,039      20,814,332
                                             --------------   -------------  ------------  ------------  --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....     140,605,215               0             0    15,276,754               0
  Realized gain (loss) on shares
   redeemed................................     (28,683,216)     12,664,628     6,290,247   (14,919,286)              0
  Net change in unrealized gain (loss) on
   investments.............................    (759,981,419)   (155,016,834)  (92,309,833)  (63,340,895)              0
                                             --------------   -------------  ------------  ------------  --------------

NET GAIN (LOSS) ON INVESTMENTS.............    (648,059,420)   (142,352,206)  (86,019,586)  (62,983,427)              0
                                             --------------   -------------  ------------  ------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ (648,450,594)  $(147,357,904) $(84,665,626) $(62,959,388) $   20,814,332
                                             ==============   =============  ============  ============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A1

                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                     AST                                         AST
                    AST UBS       AST DeAM        Neuberger     AST DeAM                      Federated
 AST Cohen &        Dynamic       Large-Cap     Berman Small-   Small-Cap                     Aggressive
Steers Realty        Alpha          Value        Cap Growth       Value        AST High         Growth       AST Mid-Cap
  Portfolio        Portfolio      Portfolio       Portfolio     Portfolio   Yield Portfolio   Portfolio    Value Portfolio
-------------    -------------  ------------    ------------- ------------  --------------- -------------  ---------------
$  94,540,744    $ 681,463,451  $ 94,921,038    $ 76,943,550  $          0   $208,083,534   $ 142,111,353   $ 48,330,896
-------------    -------------  ------------    ------------  ------------   ------------   -------------   ------------
$  94,540,744    $ 681,463,451  $ 94,921,038    $ 76,943,550  $          0   $208,083,534   $ 142,111,353   $ 48,330,896
=============    =============  ============    ============  ============   ============   =============   ============

$  94,540,744    $ 681,463,451  $ 94,921,038    $ 76,943,550  $          0   $208,083,534   $ 142,111,353   $ 48,330,896
-------------    -------------  ------------    ------------  ------------   ------------   -------------   ------------
$  94,540,744    $ 681,463,451  $ 94,921,038    $ 76,943,550  $          0   $208,083,534   $ 142,111,353   $ 48,330,896
=============    =============  ============    ============  ============   ============   =============   ============

    6,440,566       64,615,023    10,045,320      11,216,199             0     17,904,517      16,316,413      5,546,406
=============    =============  ============    ============  ============   ============   =============   ============

   25,077,119       62,749,857    14,295,337      12,490,835             0     39,261,044      26,915,029      6,788,047
$        3.77    $       10.86  $       6.64    $       6.16  $       0.00   $       5.30   $        5.28   $       7.12
$ 164,257,843    $ 795,713,245  $162,298,700    $104,315,157  $          0   $256,306,374   $ 260,107,398   $ 76,370,192

                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                     AST                                         AST
                    AST UBS       AST DeAM        Neuberger     AST DeAM                      Federated
 AST Cohen &        Dynamic       Large-Cap     Berman Small-   Small-Cap                     Aggressive
Steers Realty        Alpha          Value        Cap Growth       Value        AST High         Growth       AST Mid-Cap
  Portfolio        Portfolio      Portfolio       Portfolio     Portfolio   Yield Portfolio   Portfolio    Value Portfolio
-------------    -------------  ------------    ------------- ------------  --------------- -------------  ---------------
$   9,980,684    $   2,105,896  $  4,410,905    $          0  $  1,237,841   $ 29,724,582   $           0   $    864,779
-------------    -------------  ------------    ------------  ------------   ------------   -------------   ------------


    2,892,994       12,780,935     2,762,297       1,946,039       522,266      4,415,257       5,084,368      1,271,821
-------------    -------------  ------------    ------------  ------------   ------------   -------------   ------------

    7,087,690      (10,675,039)    1,648,608      (1,946,039)      715,575     25,309,325      (5,084,368)      (407,042)
-------------    -------------  ------------    ------------  ------------   ------------   -------------   ------------

  114,059,797       28,959,748    27,876,190               0             0              0      61,223,400      3,530,508
 (203,084,563)     (61,350,760)  (49,926,627)     12,847,670   (27,840,431)   (68,221,210)    (48,217,079)    (6,476,178)
   16,524,335     (134,930,702)  (57,631,588)    (82,471,506)   21,346,513    (25,975,687)   (164,766,511)   (31,548,642)
-------------    -------------  ------------    ------------  ------------   ------------   -------------   ------------

  (72,500,431)    (167,321,714)  (79,682,025)    (69,623,836)   (6,493,918)   (94,196,897)   (151,760,190)   (34,494,312)
-------------    -------------  ------------    ------------  ------------   ------------   -------------   ------------

$ (65,412,741)   $(177,996,753) $(78,033,417)   $(71,569,875) $ (5,778,343)  $(68,887,572)  $(156,844,558)  $(34,901,354)
=============    =============  ============    ============  ============   ============   =============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                                            AST Goldman
                                                               Sachs       AST Goldman   AST Goldman
                                              AST Small-    Concentrated  Sachs Mid-Cap  Sachs Small-    AST Large-
                                              Cap Value        Growth        Growth       Cap Value      Cap Value
                                              Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
                                            -------------  -------------  -------------  ------------  -------------
ASSETS
  Investment in the portfolios, at value... $ 318,508,074  $ 242,317,361  $  98,369,340  $ 82,391,043  $ 248,148,262
                                            -------------  -------------  -------------  ------------  -------------
  Net Assets............................... $ 318,508,074  $ 242,317,361  $  98,369,340  $ 82,391,043  $ 248,148,262
                                            =============  =============  =============  ============  =============

NET ASSETS, representing:
  Accumulation units....................... $ 318,508,074  $ 242,317,361  $  98,369,340  $ 82,391,043  $ 248,148,262
                                            -------------  -------------  -------------  ------------  -------------
                                            $ 318,508,074  $ 242,317,361  $  98,369,340  $ 82,391,043  $ 248,148,262
                                            =============  =============  =============  ============  =============

  Units outstanding........................    25,033,658     16,298,767     21,632,189     4,794,352     25,394,338
                                            =============  =============  =============  ============  =============

  Portfolio shares held....................    36,736,802     14,579,865     34,037,833    12,445,776     24,185,990
  Portfolio net asset value per share...... $        8.67  $       16.62  $        2.89  $       6.62  $       10.26
  Investment in portfolio shares, at cost.. $ 502,168,524  $ 289,315,780  $ 169,840,384  $147,183,198  $ 395,156,139

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                                            AST Goldman
                                                               Sachs       AST Goldman   AST Goldman
                                              AST Small-    Concentrated  Sachs Mid-Cap  Sachs Small-    AST Large-
                                              Cap Value        Growth        Growth       Cap Value      Cap Value
                                              Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
                                            -------------  -------------  -------------  ------------  -------------
INVESTMENT INCOME
  Dividend income.......................... $   7,329,972  $     629,562  $           0  $  1,670,854  $   6,424,059
                                            -------------  -------------  -------------  ------------  -------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     9,390,332      5,909,144      3,539,673     1,600,609      6,863,152
                                            -------------  -------------  -------------  ------------  -------------

NET INVESTMENT INCOME (LOSS)...............    (2,060,360)    (5,279,582)    (3,539,673)       70,245       (439,093)
                                            -------------  -------------  -------------  ------------  -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....    70,469,569              0     44,213,414    26,824,948     23,873,091
  Realized gain (loss) on shares
   redeemed................................  (115,915,677)    38,367,932      7,801,629   (36,397,975)    18,573,975
  Net change in unrealized gain (loss) on
   investments.............................  (131,939,506)  (227,705,483)  (138,617,568)  (24,974,518)  (254,794,147)
                                            -------------  -------------  -------------  ------------  -------------

NET GAIN (LOSS) ON INVESTMENTS.............  (177,385,614)  (189,337,551)   (86,602,525)  (34,547,545)  (212,347,081)
                                            -------------  -------------  -------------  ------------  -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(179,445,974) $(194,617,133) $ (90,142,198) $(34,477,300) $(212,786,174)
                                            =============  =============  =============  ============  =============

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                                    AST            AST
   AST Lord      AST Marsico                     Neuberger      Neuberger         AST        AST PIMCO
 Abbett Bond-      Capital         AST MFS      Berman Mid-    Berman/LSV      Small-Cap      Limited      AST PIMCO
  Debenture        Growth          Growth       Cap Growth    Mid-Cap Value     Growth     Maturity Bond  Total Return
  Portfolio       Portfolio       Portfolio      Portfolio      Portfolio      Portfolio     Portfolio   Bond Portfolio
-------------  ---------------  -------------  -------------  -------------  ------------  ------------- --------------
$ 265,996,137  $   792,226,729  $ 186,478,826  $ 219,679,701  $ 316,843,299  $ 76,252,527  $703,454,862  $1,089,746,020
-------------  ---------------  -------------  -------------  -------------  ------------  ------------  --------------
$ 265,996,137  $   792,226,729  $ 186,478,826  $ 219,679,701  $ 316,843,299  $ 76,252,527  $703,454,862  $1,089,746,020
=============  ===============  =============  =============  =============  ============  ============  ==============

$ 265,996,137  $   792,226,729  $ 186,478,826  $ 219,679,701  $ 316,843,299  $ 76,252,527  $703,454,862  $1,089,746,020
-------------  ---------------  -------------  -------------  -------------  ------------  ------------  --------------
$ 265,996,137  $   792,226,729  $ 186,478,826  $ 219,679,701  $ 316,843,299  $ 76,252,527  $703,454,862  $1,089,746,020
=============  ===============  =============  =============  =============  ============  ============  ==============

   25,649,102       89,245,600     28,732,936     16,039,303     21,731,437     7,246,001    55,648,645      74,756,634
=============  ===============  =============  =============  =============  ============  ============  ==============

   33,585,371       62,626,618     27,104,481     17,175,895     35,165,738     6,808,261    64,834,549      96,352,433
$        7.92  $         12.65  $        6.88  $       12.79  $        9.01  $      11.20  $      10.85  $        11.31
$ 341,416,541  $ 1,163,134,284  $ 211,152,462  $ 325,081,239  $ 605,654,974  $105,478,468  $719,845,201  $1,115,769,575

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                                    AST            AST
   AST Lord      AST Marsico                     Neuberger      Neuberger         AST        AST PIMCO
 Abbett Bond-      Capital         AST MFS      Berman Mid-    Berman/LSV      Small-Cap      Limited      AST PIMCO
  Debenture        Growth          Growth       Cap Growth    Mid-Cap Value     Growth     Maturity Bond  Total Return
  Portfolio       Portfolio       Portfolio      Portfolio      Portfolio      Portfolio     Portfolio   Bond Portfolio
-------------  ---------------  -------------  -------------  -------------  ------------  ------------- --------------
$  31,451,822  $     6,737,626  $     751,471  $           0  $  11,124,436  $          0  $ 56,445,227  $   56,535,625
-------------  ---------------  -------------  -------------  -------------  ------------  ------------  --------------


    6,248,155       26,638,967      4,615,903      6,378,307     10,122,100     2,004,463    17,795,345      23,544,887
-------------  ---------------  -------------  -------------  -------------  ------------  ------------  --------------

   25,203,667      (19,901,341)    (3,864,432)    (6,378,307)     1,002,336    (2,004,463)   38,649,882      32,990,738
-------------  ---------------  -------------  -------------  -------------  ------------  ------------  --------------

   13,375,767       71,262,098              0              0     46,797,553             0             0       8,215,760

  (39,012,868)     139,848,300     42,841,627     36,444,921   (145,361,485)   (2,507,806)    8,728,920      (6,119,825)

  (77,965,421)  (1,011,826,096)  (160,685,670)  (256,556,838)  (207,346,270)  (49,708,805)  (45,485,860)    (83,970,319)
-------------  ---------------  -------------  -------------  -------------  ------------  ------------  --------------

 (103,602,522)    (800,715,698)  (117,844,043)  (220,111,917)  (305,910,202)  (52,216,611)  (36,756,940)    (81,874,384)
-------------  ---------------  -------------  -------------  -------------  ------------  ------------  --------------

$ (78,398,855) $  (820,617,039) $(121,708,475) $(226,490,224) $(304,907,866) $(54,221,074) $  1,892,942  $  (48,883,646)
=============  ===============  =============  =============  =============  ============  ============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                             SUBACCOUNTS
                                            ----------------------------------------------------------------------------
                                                                                  AST            AST
                                                   AST                       T. Rowe Price  T. Rowe Price       AST
                                            AllianceBernstein      AST          Natural         Asset      International
                                               Core Value         QMA US       Resources     Allocation        Value
                                                Portfolio      Equity Alpha    Portfolio      Portfolio      Portfolio
                                            ----------------- -------------  -------------  -------------  -------------
ASSETS
  Investment in the portfolios, at value...   $ 133,646,309   $ 112,798,181  $ 134,397,034  $ 538,359,822  $ 132,503,717
                                              -------------   -------------  -------------  -------------  -------------
  Net Assets...............................   $ 133,646,309   $ 112,798,181  $ 134,397,034  $ 538,359,822  $ 132,503,717
                                              =============   =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units.......................   $ 133,646,309   $ 112,798,181  $ 134,397,034  $ 538,359,822  $ 132,503,717
                                              -------------   -------------  -------------  -------------  -------------
                                              $ 133,646,309   $ 112,798,181  $ 134,397,034  $ 538,359,822  $ 132,503,717
                                              =============   =============  =============  =============  =============

  Units outstanding........................      16,282,667      13,410,474      5,934,995     46,873,256     12,594,888
                                              =============   =============  =============  =============  =============

  Portfolio shares held....................      21,213,700      13,705,733      7,483,131     42,224,299     11,841,261
  Portfolio net asset value per share......   $        6.30   $        8.23  $       17.96  $       12.75  $       11.19
  Investment in portfolio shares, at cost..   $ 248,721,333   $ 174,512,985  $ 277,928,464  $ 684,067,327  $ 224,028,952

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                             SUBACCOUNTS
                                            ----------------------------------------------------------------------------
                                                                                  AST            AST
                                                   AST                       T. Rowe Price  T. Rowe Price       AST
                                            AllianceBernstein      AST          Natural         Asset      International
                                               Core Value         QMA US       Resources     Allocation        Value
                                                Portfolio      Equity Alpha    Portfolio      Portfolio      Portfolio
                                            ----------------- -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income..........................   $   8,159,448   $   5,300,294  $   2,574,139  $  13,083,449  $   6,795,897
                                              -------------   -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       4,378,713       3,389,749      6,201,366     14,033,692      4,348,219
                                              -------------   -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)...............       3,780,735       1,910,545     (3,627,227)      (950,243)     2,447,678
                                              -------------   -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      29,249,476               0     39,776,358     27,105,911     20,672,916
  Realized gain (loss) on shares
   redeemed................................     (46,723,136)     (1,925,949)    36,250,567    (53,758,638)    18,698,392
  Net change in unrealized gain (loss) on
   investments.............................    (114,810,365)   (103,425,132)  (263,589,659)  (206,877,614)  (185,832,066)
                                              -------------   -------------  -------------  -------------  -------------

NET GAIN (LOSS) ON INVESTMENTS.............    (132,284,025)   (105,351,081)  (187,562,734)  (233,530,341)  (146,460,758)
                                              -------------   -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $(128,503,290)  $(103,440,536) $(191,189,961) $(234,480,584) $(144,013,080)
                                              =============   =============  =============  =============  =============

  The accompanying notes are an integral part of these financial statements.

                                      A5

                                                  SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
                   AST                                                                        AST Academic
    AST         JPMorgan          AST           AST                          AST Capital       Strategies     AST Balanced
 MFS Global   International  T. Rowe Price International   AST Aggressive    Growth Asset        Asset           Asset
   Equity        Equity       Global Bond     Growth      Asset Allocation    Allocation       Allocation      Allocation
 Portfolio      Portfolio      Portfolio     Portfolio       Portfolio        Portfolio        Portfolio       Portfolio
------------  -------------  ------------- -------------  ---------------- ---------------  ---------------  --------------
$ 66,707,446  $ 149,579,820  $221,914,309  $ 455,778,303   $  93,860,824   $ 2,131,830,610  $ 1,769,602,833  $  857,570,674
------------  -------------  ------------  -------------   -------------   ---------------  ---------------  --------------
$ 66,707,446  $ 149,579,820  $221,914,309  $ 455,778,303   $  93,860,824   $ 2,131,830,610  $ 1,769,602,833  $  857,570,674
============  =============  ============  =============   =============   ===============  ===============  ==============

$ 66,707,446  $ 149,579,820  $221,914,309  $ 455,778,303   $  93,860,824   $ 2,131,830,610  $ 1,769,602,833  $  857,570,674
------------  -------------  ------------  -------------   -------------   ---------------  ---------------  --------------
$ 66,707,446  $ 149,579,820  $221,914,309  $ 455,778,303   $  93,860,824   $ 2,131,830,610  $ 1,769,602,833  $  857,570,674
============  =============  ============  =============   =============   ===============  ===============  ==============

   6,100,763      9,827,453    16,217,747     38,891,734      13,507,930       280,192,184      226,152,301     105,695,729
============  =============  ============  =============   =============   ===============  ===============  ==============

   9,448,646      9,925,668    19,796,102     59,892,024      14,507,083       280,873,598      224,284,263     104,200,568
$       7.06  $       15.07  $      11.21  $        7.61   $        6.47   $          7.59  $          7.89  $         8.23
$110,977,864  $ 230,893,238  $240,153,036  $ 836,777,868   $ 150,222,274   $ 3,136,029,417  $ 2,464,349,419  $1,078,189,364

                                                  SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
                   AST                                                                        AST Academic
    AST         JPMorgan          AST           AST                          AST Capital       Strategies     AST Balanced
 MFS Global   International  T. Rowe Price International   AST Aggressive    Growth Asset        Asset           Asset
   Equity        Equity       Global Bond     Growth      Asset Allocation    Allocation       Allocation      Allocation
 Portfolio      Portfolio      Portfolio     Portfolio       Portfolio        Portfolio        Portfolio       Portfolio
------------  -------------  ------------- -------------  ---------------- ---------------  ---------------  --------------
$  1,504,326  $   7,137,895  $ 17,644,812  $  13,300,736   $   1,984,817   $    37,150,395  $    33,903,595  $   12,186,677
------------  -------------  ------------  -------------   -------------   ---------------  ---------------  --------------


   1,830,594      4,372,521     6,593,350     15,800,431       4,558,151        80,083,517       61,445,234      22,960,927
------------  -------------  ------------  -------------   -------------   ---------------  ---------------  --------------

    (326,268)     2,765,374    11,051,462     (2,499,695)     (2,573,334)      (42,933,122)     (27,541,639)    (10,774,250)
------------  -------------  ------------  -------------   -------------   ---------------  ---------------  --------------

  29,163,782              0    10,877,207    169,349,841      32,481,508       244,343,054      139,855,994      43,152,414

 (34,322,752)    39,501,756    11,571,947     71,170,367     (59,187,895)     (236,932,957)    (144,730,975)   (107,371,531)

 (41,396,086)  (184,599,401)  (47,705,276)  (833,902,954)   (101,437,993)   (1,557,881,754)  (1,090,596,229)   (318,759,610)
------------  -------------  ------------  -------------   -------------   ---------------  ---------------  --------------

 (46,555,056)  (145,097,645)  (25,256,122)  (593,382,746)   (128,144,380)   (1,550,471,657)  (1,095,471,210)   (382,978,727)
------------  -------------  ------------  -------------   -------------   ---------------  ---------------  --------------

$(46,881,324) $(142,332,271) $(14,204,660) $(595,882,441)  $(130,717,714)  $(1,593,404,779) $(1,123,012,849) $ (393,752,977)
============  =============  ============  =============   =============   ===============  ===============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------

                                                  AST                     Evergreen VA
                                              Preservation                Diversified                Evergreen VA
                                            Asset Allocation Davis Value    Capital    Evergreen VA  International
                                               Portfolio      Portfolio   Builder Fund Growth Fund    Equity Fund
                                            ---------------- -----------  ------------ ------------  -------------
ASSETS
  Investment in the portfolios, at value...  $1,047,167,966  $ 2,458,703  $ 1,633,672  $ 12,814,387  $ 36,054,054
                                             --------------  -----------  -----------  ------------  ------------
  Net Assets...............................  $1,047,167,966  $ 2,458,703  $ 1,633,672  $ 12,814,387  $ 36,054,054
                                             ==============  ===========  ===========  ============  ============

NET ASSETS, representing:
  Accumulation units.......................  $1,047,167,966  $ 2,458,703  $ 1,633,672  $ 12,814,387  $ 36,054,054
                                             --------------  -----------  -----------  ------------  ------------
                                             $1,047,167,966  $ 2,458,703  $ 1,633,672  $ 12,814,387  $ 36,054,054
                                             ==============  ===========  ===========  ============  ============

  Units outstanding........................     117,434,796      322,963      277,212     1,612,558     3,072,596
                                             ==============  ===========  ===========  ============  ============

  Portfolio shares held....................     115,073,403      297,663      193,563     1,553,259     3,751,723
  Portfolio net asset value per share......  $         9.10  $      8.26  $      8.44  $       8.25  $       9.61
  Investment in portfolio shares, at cost..  $1,217,345,806  $ 4,192,017  $ 2,585,395  $ 21,046,213  $ 61,476,532

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------

                                                  AST                     Evergreen VA
                                              Preservation                Diversified                Evergreen VA
                                            Asset Allocation Davis Value    Capital    Evergreen VA  International
                                               Portfolio      Portfolio   Builder Fund Growth Fund    Equity Fund
                                            ---------------- -----------  ------------ ------------  -------------
INVESTMENT INCOME
  Dividend income..........................  $    7,993,800  $    36,331  $         0  $      5,604  $          0
                                             --------------  -----------  -----------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      19,129,500      100,743       54,284       399,557     1,123,522
                                             --------------  -----------  -----------  ------------  ------------

NET INVESTMENT INCOME (LOSS)...............     (11,135,700)     (64,412)     (54,284)     (393,953)   (1,123,522)
                                             --------------  -----------  -----------  ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      31,620,808       65,862            0             0     2,145,587
  Realized gain (loss) on shares
   redeemed................................     (40,236,623)     588,702       35,176    (6,882,813)  (10,732,803)
  Net change in unrealized gain (loss) on
   investments.............................    (199,858,526)  (3,376,137)  (1,705,903)   (5,953,519)  (26,936,772)
                                             --------------  -----------  -----------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS.............    (208,474,341)  (2,721,573)  (1,670,727)  (12,836,332)  (35,523,988)
                                             --------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ (219,610,041) $(2,785,985) $(1,725,011) $(13,230,285) $(36,647,510)
                                             ==============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
                                                                    Columbia
Evergreen VA                             Evergreen VA                Small     Columbia    Prudential SP
Fundamental                Evergreen VA  Diversified    Columbia    Company    Large Cap   International
 Large Cap   Evergreen VA Special Values    Income    Money Market   Growth     Growth        Growth
    Fund      Omega Fund       Fund      Builder Fund   Fund, VS    Fund, VS   Fund, VS      Portfolio
------------ ------------ -------------- ------------ ------------ ---------  -----------  -------------
$ 4,381,401  $11,496,245   $ 2,186,454   $ 2,761,874   $1,770,755  $ 461,934  $ 4,575,269  $ 10,961,469
-----------  -----------   -----------   -----------   ----------  ---------  -----------  ------------
$ 4,381,401  $11,496,245   $ 2,186,454   $ 2,761,874   $1,770,755  $ 461,934  $ 4,575,269  $ 10,961,469
===========  ===========   ===========   ===========   ==========  =========  ===========  ============

$ 4,381,401  $11,496,245   $ 2,186,454   $ 2,761,874   $1,770,755  $ 461,934  $ 4,575,269  $ 10,961,469
-----------  -----------   -----------   -----------   ----------  ---------  -----------  ------------
$ 4,381,401  $11,496,245   $ 2,186,454   $ 2,761,874   $1,770,755  $ 461,934  $ 4,575,269  $ 10,961,469
===========  ===========   ===========   ===========   ==========  =========  ===========  ============

    459,782    1,626,100       145,642       264,031      159,146     37,407      592,241     1,323,350
===========  ===========   ===========   ===========   ==========  =========  ===========  ============

    344,450      796,690       238,176       428,198    1,770,756     60,781      245,586     3,177,237
$     12.72  $     14.43   $      9.18   $      6.45   $     1.00  $    7.60  $     18.63  $       3.45
$ 6,009,082  $15,130,682   $ 3,610,714   $ 4,199,476   $1,770,755  $ 576,648  $ 5,847,973  $ 23,212,335

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
                                                                    Columbia
Evergreen VA                             Evergreen VA                Small     Columbia    Prudential SP
Fundamental                Evergreen VA  Diversified    Columbia    Company    Large Cap   International
 Large Cap   Evergreen VA Special Values    Income    Money Market   Growth     Growth        Growth
    Fund      Omega Fund       Fund      Builder Fund   Fund, VS    Fund, VS   Fund, VS      Portfolio
------------ ------------ -------------- ------------ ------------ ---------  -----------  -------------
$    85,819  $         0   $    36,275   $   285,098   $   55,245  $       0  $    19,018  $    417,635
-----------  -----------   -----------   -----------   ----------  ---------  -----------  ------------

     92,731      232,554        62,126        62,143       21,449      7,674       76,408       415,473
-----------  -----------   -----------   -----------   ----------  ---------  -----------  ------------

     (6,912)    (232,554)      (25,851)      222,955       33,796     (7,674)     (57,390)        2,162
-----------  -----------   -----------   -----------   ----------  ---------  -----------  ------------

          0            0             0             0            0     89,784            0     5,080,602
    126,434      301,066    (1,175,110)     (481,553)           0     95,998      247,817   (11,883,799)
 (2,648,725)  (5,523,238)     (159,118)   (1,168,076)           0   (561,548)  (3,803,094)  (10,097,586)
-----------  -----------   -----------   -----------   ----------  ---------  -----------  ------------

 (2,522,291)  (5,222,172)   (1,334,228)   (1,649,629)           0   (375,766)  (3,555,277)  (16,900,783)
-----------  -----------   -----------   -----------   ----------  ---------  -----------  ------------

$(2,529,203) $(5,454,726)  $(1,360,079)  $(1,426,674)  $   33,796  $(383,440) $(3,612,667) $(16,898,621)
===========  ===========   ===========   ===========   ==========  =========  ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                               Gartmore                 First Trust     Global
                                                 NVIT        The DOW    Target Focus   Dividend      NASDAQ
                                              Developing     DART 10        Four       Target 15    Target 15
                                             Markets Fund   Portfolio    Portfolio     Portfolio    Portfolio
                                            -------------  -----------  ------------ ------------  -----------
ASSETS
  Investment in the portfolios, at value... $  86,009,628  $ 7,084,006  $ 4,701,604  $ 36,070,306  $ 3,178,748
                                            -------------  -----------  -----------  ------------  -----------
  Net Assets............................... $  86,009,628  $ 7,084,006  $ 4,701,604  $ 36,070,306  $ 3,178,748
                                            =============  ===========  ===========  ============  ===========

NET ASSETS, representing:
  Accumulation units....................... $  86,009,628  $ 7,084,006  $ 4,701,604  $ 36,070,306  $ 3,178,748
                                            -------------  -----------  -----------  ------------  -----------
                                            $  86,009,628  $ 7,084,006  $ 4,701,604  $ 36,070,306  $ 3,178,748
                                            =============  ===========  ===========  ============  ===========

  Units outstanding........................     6,641,617      857,106    1,207,575     3,199,461      500,515
                                            =============  ===========  ===========  ============  ===========

  Portfolio shares held....................    22,935,901      932,106    1,455,604     2,630,949      522,820
  Portfolio net asset value per share...... $        3.75  $      7.60  $      3.23  $      13.71  $      6.08
  Investment in portfolio shares, at cost.. $ 204,899,830  $ 9,299,711  $ 6,641,209  $ 63,007,399  $ 3,667,528

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                               Gartmore                 First Trust     Global
                                                 NVIT        The DOW    Target Focus   Dividend      NASDAQ
                                              Developing     DART 10        Four       Target 15    Target 15
                                             Markets Fund   Portfolio    Portfolio     Portfolio    Portfolio
                                            -------------  -----------  ------------ ------------  -----------
INVESTMENT INCOME
  Dividend income.......................... $   1,586,580  $         0  $         0  $          0  $         0
                                            -------------  -----------  -----------  ------------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     3,997,253      164,358      144,785     1,535,338       84,337
                                            -------------  -----------  -----------  ------------  -----------

NET INVESTMENT INCOME (LOSS)...............    (2,410,673)    (164,358)    (144,785)   (1,535,338)     (84,337)
                                            -------------  -----------  -----------  ------------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....    84,858,152            0            0             0            0
  Realized gain (loss) on shares
   redeemed................................   (71,831,967)  (1,040,468)  (2,931,822)   (3,821,114)  (3,497,912)
  Net change in unrealized gain (loss) on
   investments.............................  (193,436,082)  (2,152,120)  (2,331,362)  (40,779,761)  (1,234,742)
                                            -------------  -----------  -----------  ------------  -----------

NET GAIN (LOSS) ON INVESTMENTS.............  (180,409,897)  (3,192,588)  (5,263,184)  (44,600,875)  (4,732,654)
                                            -------------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(182,820,570) $(3,356,946) $(5,407,969) $(46,136,213) $(4,816,991)
                                            =============  ===========  ===========  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
                                             The DOW
                 Target      Value Line      Target
S&P Target 24  Managed VIP   Target 25      Dividend     ProFund VP    ProFund VP    ProFund VP   ProFund VP
  Portfolio     Portfolio    Portfolio      Portfolio     Asia 30        Banks          Bear     Biotechnology
------------- ------------  ------------  ------------  ------------  ------------  -----------  -------------
 $ 7,753,089  $ 32,277,847  $ 15,209,720  $ 20,380,466  $ 42,945,449  $ 17,950,445  $48,698,929   $22,228,651
 -----------  ------------  ------------  ------------  ------------  ------------  -----------   -----------
 $ 7,753,089  $ 32,277,847  $ 15,209,720  $ 20,380,466  $ 42,945,449  $ 17,950,445  $48,698,929   $22,228,651
 ===========  ============  ============  ============  ============  ============  ===========   ===========

 $ 7,753,089  $ 32,277,847  $ 15,209,720  $ 20,380,466  $ 42,945,449  $ 17,950,445  $48,698,929   $22,228,651
 -----------  ------------  ------------  ------------  ------------  ------------  -----------   -----------
 $ 7,753,089  $ 32,277,847  $ 15,209,720  $ 20,380,466  $ 42,945,449  $ 17,950,445  $48,698,929   $22,228,651
 ===========  ============  ============  ============  ============  ============  ===========   ===========

     992,189     4,208,850     2,422,810     3,086,956     2,981,981     3,538,248    5,261,457     2,204,693
 ===========  ============  ============  ============  ============  ============  ===========   ===========

   1,112,351     4,559,018     5,696,525     2,907,342     1,091,371     1,406,775    1,414,844     1,059,516
 $      6.97  $       7.08  $       2.67  $       7.01  $      39.35  $      12.76  $     34.42   $     20.98
 $ 8,782,375  $ 54,380,074  $ 29,082,726  $ 32,214,722  $ 55,326,278  $ 19,179,299  $51,675,732   $22,231,376

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
                                             The DOW
                 Target      Value Line      Target
S&P Target 24  Managed VIP   Target 25      Dividend     ProFund VP    ProFund VP    ProFund VP   ProFund VP
  Portfolio     Portfolio    Portfolio      Portfolio     Asia 30        Banks          Bear     Biotechnology
------------- ------------  ------------  ------------  ------------  ------------  -----------  -------------
 $         0  $          0  $          0  $          0  $    601,392  $    218,172  $ 1,349,933   $         0
 -----------  ------------  ------------  ------------  ------------  ------------  -----------   -----------

     168,951     1,424,734       453,594       756,487     1,555,344       222,219    1,080,545       261,526
 -----------  ------------  ------------  ------------  ------------  ------------  -----------   -----------

    (168,951)   (1,424,734)     (453,594)     (756,487)     (953,952)       (4,047)     269,388      (261,526)
 -----------  ------------  ------------  ------------  ------------  ------------  -----------   -----------

           0             0             0             0     7,442,206             0            0             0

  (1,778,345)    1,549,266    (2,217,568)   (7,614,457)  (63,995,253)  (10,890,814)  28,090,225    (4,625,844)
  (1,748,561)  (48,545,342)  (19,280,454)  (14,108,911)  (10,824,163)     (978,037)  (2,416,610)    1,491,544
 -----------  ------------  ------------  ------------  ------------  ------------  -----------   -----------

  (3,526,906)  (46,996,076)  (21,498,022)  (21,723,368)  (67,377,210)  (11,868,851)  25,673,615    (3,134,300)
 -----------  ------------  ------------  ------------  ------------  ------------  -----------   -----------

 $(3,695,857) $(48,420,810) $(21,951,616) $(22,479,855) $(68,331,162) $(11,872,898) $25,943,003   $(3,395,826)
 ===========  ============  ============  ============  ============  ============  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                             ProFund VP                                ProFund VP   ProFund VP
                                               Basic       ProFund VP    ProFund VP     Consumer     Consumer
                                             Materials     UltraBull        Bull        Services      Goods
                                            ------------  ------------  ------------  -----------  -----------
ASSETS
  Investment in the portfolios, at value... $ 20,621,166  $ 48,791,390  $ 52,899,582  $ 5,052,072  $ 8,803,876
                                            ------------  ------------  ------------  -----------  -----------
  Net Assets............................... $ 20,621,166  $ 48,791,390  $ 52,899,582  $ 5,052,072  $ 8,803,876
                                            ============  ============  ============  ===========  ===========

NET ASSETS, representing:
  Accumulation units....................... $ 20,621,166  $ 48,791,390  $ 52,899,582  $ 5,052,072  $ 8,803,876
                                            ------------  ------------  ------------  -----------  -----------
                                            $ 20,621,166  $ 48,791,390  $ 52,899,582  $ 5,052,072  $ 8,803,876
                                            ============  ============  ============  ===========  ===========

  Units outstanding........................    2,384,472    11,725,871     6,812,003      816,860      999,767
                                            ============  ============  ============  ===========  ===========

  Portfolio shares held....................      824,187     7,260,624     2,794,484      250,599      357,736
  Portfolio net asset value per share...... $      25.02  $       6.72  $      18.93  $     20.16  $     24.61
  Investment in portfolio shares, at cost.. $ 33,375,128  $ 48,406,541  $ 51,270,887  $ 4,914,889  $ 9,214,202

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                             ProFund VP                                ProFund VP   ProFund VP
                                               Basic       ProFund VP    ProFund VP     Consumer     Consumer
                                             Materials     UltraBull        Bull        Services      Goods
                                            ------------  ------------  ------------  -----------  -----------
INVESTMENT INCOME
  Dividend income.......................... $    214,343  $    392,892  $          0  $         0  $   111,876
                                            ------------  ------------  ------------  -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    1,409,309       385,176     1,332,602       42,997      161,090
                                            ------------  ------------  ------------  -----------  -----------

NET INVESTMENT INCOME (LOSS)...............   (1,194,966)        7,716    (1,332,602)     (42,997)     (49,214)
                                            ------------  ------------  ------------  -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0     1,132,567            0      377,964
  Realized gain (loss) on shares
   redeemed................................  (20,146,961)  (23,575,521)  (37,161,445)  (1,269,224)  (4,700,887)
  Net change in unrealized gain (loss) on
   investments.............................  (14,995,436)    1,784,878     1,545,975      161,956     (111,971)
                                            ------------  ------------  ------------  -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS.............  (35,142,397)  (21,790,643)  (34,482,903)  (1,107,268)  (4,434,894)
                                            ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(36,337,363) $(21,782,927) $(35,815,505) $(1,150,265) $(4,484,108)
                                            ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A11

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
                                           ProFund VP
                                              U.S.                   ACCESS VP
 ProFund VP    ProFund VP    ProFund VP    Government  ProFund VP    High Yield  ProFund VP    ProFund VP
 Oil & Gas     Europe 30     Financials       Plus     Health Care      Fund     Industrials    Internet
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------
$ 55,621,526  $ 18,076,230  $ 16,868,725  $102,443,082 $21,151,783  $21,798,315  $ 8,678,453  $ 2,322,282
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------
$ 55,621,526  $ 18,076,230  $ 16,868,725  $102,443,082 $21,151,783  $21,798,315  $ 8,678,453  $ 2,322,282
============  ============  ============  ============ ===========  ===========  ===========  ===========

$ 55,621,526  $ 18,076,230  $ 16,868,725  $102,443,082 $21,151,783  $21,798,315  $ 8,678,453  $ 2,322,282
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------
$ 55,621,526  $ 18,076,230  $ 16,868,725  $102,443,082 $21,151,783  $21,798,315  $ 8,678,453  $ 2,322,282
============  ============  ============  ============ ===========  ===========  ===========  ===========

   3,491,555     2,290,225     3,060,711     5,490,948   2,729,903    1,961,020    1,044,731      207,736
============  ============  ============  ============ ===========  ===========  ===========  ===========

   1,432,068     1,107,612     1,066,291     2,167,649     891,728      877,902      358,762       88,535
$      38.84  $      16.32  $      15.82  $      47.26 $     23.72  $     24.83  $     24.19  $     26.23
$ 78,453,255  $ 25,570,067  $ 17,889,507  $ 77,270,009 $21,114,293  $20,983,381  $ 9,754,269  $ 3,122,766

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
                                           ProFund VP
                                              U.S.                   ACCESS VP
 ProFund VP    ProFund VP    ProFund VP    Government  ProFund VP    High Yield  ProFund VP    ProFund VP
 Oil & Gas     Europe 30     Financials       Plus     Health Care      Fund     Industrials    Internet
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------
$          0  $    812,113  $    259,549  $  1,375,562 $   116,598  $ 1,356,051  $     8,363  $         0
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------

   2,146,300       702,173       323,851     1,277,219     433,440      308,702      255,052      103,848
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------

  (2,146,300)      109,940       (64,302)       98,343    (316,842)   1,047,349     (246,689)    (103,848)
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------

   8,010,542     5,687,632             0             0           0            0      472,306      668,253
 (24,089,803)  (23,170,283)  (14,692,005)    8,327,542  (9,564,909)  (3,130,092)  (8,024,093)  (3,864,514)
 (33,580,439)   (5,948,370)      362,168    24,252,590     408,200      666,569     (590,021)    (224,844)
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------

 (49,659,700)  (23,431,021)  (14,329,837)   32,580,132  (9,156,709)  (2,463,523)  (8,141,808)  (3,421,105)
------------  ------------  ------------  ------------ -----------  -----------  -----------  -----------

$(51,806,000) $(23,321,081) $(14,394,139) $ 32,678,475 $(9,473,551) $(1,416,174) $(8,388,497) $(3,524,953)
============  ============  ============  ============ ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                          SUBACCOUNTS
                                            ----------------------------------------------------------------------
                                                           ProFund VP    ProFund VP
                                             ProFund VP     Precious      Mid-Cap      ProFund VP     ProFund VP
                                               Japan         Metals        Growth     Mid-Cap Value Pharmaceuticals
                                            ------------  ------------  ------------  ------------- ---------------
ASSETS
  Investment in the portfolios, at value... $ 10,845,215  $ 81,176,554  $ 19,188,552  $ 18,308,025    $ 8,813,287
                                            ------------  ------------  ------------  ------------    -----------
  Net Assets............................... $ 10,845,215  $ 81,176,554  $ 19,188,552  $ 18,308,025    $ 8,813,287
                                            ============  ============  ============  ============    ===========

NET ASSETS, representing:
  Accumulation units....................... $ 10,845,215  $ 81,176,554  $ 19,188,552  $ 18,308,025    $ 8,813,287
                                            ------------  ------------  ------------  ------------    -----------
                                            $ 10,845,215  $ 81,176,554  $ 19,188,552  $ 18,308,025    $ 8,813,287
                                            ============  ============  ============  ============    ===========

  Units outstanding........................    1,373,642     6,241,359     2,369,496     2,052,460      1,291,826
                                            ============  ============  ============  ============    ===========

  Portfolio shares held....................      873,910     2,595,988       996,291     1,094,978        436,950
  Portfolio net asset value per share...... $      12.41  $      31.27  $      19.26  $      16.72    $     20.17
  Investment in portfolio shares, at cost.. $ 10,908,867  $ 96,724,767  $ 22,803,256  $ 19,635,430    $ 8,361,441

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                          SUBACCOUNTS
                                            ----------------------------------------------------------------------
                                                           ProFund VP    ProFund VP
                                             ProFund VP     Precious      Mid-Cap      ProFund VP     ProFund VP
                                               Japan         Metals        Growth     Mid-Cap Value Pharmaceuticals
                                            ------------  ------------  ------------  ------------- ---------------
INVESTMENT INCOME
  Dividend income.......................... $  1,701,885  $  3,729,637  $          0  $          0    $   182,219
                                            ------------  ------------  ------------  ------------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      220,918     2,148,642       708,236       645,655        162,520
                                            ------------  ------------  ------------  ------------    -----------

NET INVESTMENT INCOME (LOSS)...............    1,480,967     1,580,995      (708,236)     (645,655)        19,699
                                            ------------  ------------  ------------  ------------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0     8,251,593     7,081,159     7,713,524              0
  Realized gain (loss) on shares
   redeemed................................  (10,682,844)  (44,946,113)  (23,766,187)  (29,926,524)    (3,629,209)
  Net change in unrealized gain (loss) on
   investments.............................    1,936,228   (19,503,001)   (4,098,775)    4,236,882        714,070
                                            ------------  ------------  ------------  ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS.............   (8,746,616)  (56,197,521)  (20,783,803)  (17,976,118)    (2,915,139)
                                            ------------  ------------  ------------  ------------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ (7,265,649) $(54,616,526) $(21,492,039) $(18,621,773)   $(2,895,440)
                                            ============  ============  ============  ============    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
               ProFund VP                                ProFund VP    ProFund     ProFund VP    ProFund
 ProFund VP   Rising Rates   ProFund VP    ProFund VP    Small-Cap     VP Short      Short      VP Short
 Real Estate  Opportunity    NASDAQ-100   Semiconductor    Growth      Mid-Cap     NASDAQ-100   Small-Cap
------------  ------------  ------------  ------------- ------------  ----------  -----------  ----------
$ 12,619,648  $ 18,309,552  $ 19,349,896   $ 1,209,494  $ 23,412,957  $3,403,195  $11,639,209  $4,952,632
------------  ------------  ------------   -----------  ------------  ----------  -----------  ----------
$ 12,619,648  $ 18,309,552  $ 19,349,896   $ 1,209,494  $ 23,412,957  $3,403,195  $11,639,209  $4,952,632
============  ============  ============   ===========  ============  ==========  ===========  ==========

$ 12,619,648  $ 18,309,552  $ 19,349,896   $ 1,209,494  $ 23,412,957  $3,403,195  $11,639,209  $4,952,632
------------  ------------  ------------   -----------  ------------  ----------  -----------  ----------
$ 12,619,648  $ 18,309,552  $ 19,349,896   $ 1,209,494  $ 23,412,957  $3,403,195  $11,639,209  $4,952,632
============  ============  ============   ===========  ============  ==========  ===========  ==========

   1,212,307     4,729,537     3,873,997       329,925     2,498,234     332,251    1,617,215     494,573
============  ============  ============   ===========  ============  ==========  ===========  ==========

     439,556     1,684,411     1,806,713       110,557     1,263,516     108,624      573,926     279,494
$      28.71  $      10.87  $      10.71   $     10.94  $      18.53  $    31.33  $     20.28  $    17.72
$ 12,441,905  $ 21,945,361  $ 18,798,340   $ 1,728,639  $ 23,127,975  $3,625,452  $12,774,970  $5,898,710

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
               ProFund VP                                ProFund VP    ProFund     ProFund VP    ProFund
 ProFund VP   Rising Rates   ProFund VP    ProFund VP    Small-Cap     VP Short      Short      VP Short
 Real Estate  Opportunity    NASDAQ-100   Semiconductor    Growth      Mid-Cap     NASDAQ-100   Small-Cap
------------  ------------  ------------  ------------- ------------  ----------  -----------  ----------
$          0  $  2,031,326  $          0   $         0  $          0  $  178,345  $   974,381  $  949,361
------------  ------------  ------------   -----------  ------------  ----------  -----------  ----------

     388,974       552,072       718,556        48,659       548,775     122,243      402,672     270,234
------------  ------------  ------------   -----------  ------------  ----------  -----------  ----------

    (388,974)    1,479,254      (718,556)      (48,659)     (548,775)     56,102      571,709     679,127
------------  ------------  ------------   -----------  ------------  ----------  -----------  ----------

     271,021             0             0             0       600,722           0            0           0

 (15,676,529)  (10,984,877)  (23,127,285)   (1,723,023)  (15,954,512)  2,925,437    7,746,333   6,095,409
   4,040,802    (3,036,562)    1,616,093      (334,400)    1,058,974    (237,901)  (1,238,649)   (985,936)
------------  ------------  ------------   -----------  ------------  ----------  -----------  ----------

 (11,364,706)  (14,021,439)  (21,511,192)   (2,057,423)  (14,294,816)  2,687,536    6,507,684   5,109,473
------------  ------------  ------------   -----------  ------------  ----------  -----------  ----------

$(11,753,680) $(12,542,185) $(22,229,748)  $(2,106,082) $(14,843,591) $2,743,638  $ 7,079,393  $5,788,600
============  ============  ============   ===========  ============  ==========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                             ProFund VP
                                             Small-Cap     ProFund VP      ProFund VP      ProFund VP     ProFund VP
                                               Value       Technology  Telecommunications UltraMid-Cap  UltraNASDAQ-100
                                            ------------  -----------  ------------------ ------------  ---------------
ASSETS
  Investment in the portfolios, at value... $ 16,517,178  $ 3,965,619     $ 13,153,086    $ 22,755,074   $ 18,669,758
                                            ------------  -----------     ------------    ------------   ------------
  Net Assets............................... $ 16,517,178  $ 3,965,619     $ 13,153,086    $ 22,755,074   $ 18,669,758
                                            ============  ===========     ============    ============   ============

NET ASSETS, representing:
  Accumulation units....................... $ 16,517,178  $ 3,965,619     $ 13,153,086    $ 22,755,074   $ 18,669,758
                                            ------------  -----------     ------------    ------------   ------------
                                            $ 16,517,178  $ 3,965,619     $ 13,153,086    $ 22,755,074   $ 18,669,758
                                            ============  ===========     ============    ============   ============

  Units outstanding........................    1,882,602      993,733        2,329,312       4,156,358     26,435,416
                                            ============  ===========     ============    ============   ============

  Portfolio shares held....................      886,591      421,426        1,945,723       2,053,707      2,543,563
  Portfolio net asset value per share...... $      18.63  $      9.41     $       6.76    $      11.08   $       7.34
  Investment in portfolio shares, at cost.. $ 15,661,478  $ 4,651,625     $ 12,657,266    $ 21,836,676   $ 20,890,527

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                             ProFund VP
                                             Small-Cap     ProFund VP      ProFund VP      ProFund VP     ProFund VP
                                               Value       Technology  Telecommunications UltraMid-Cap  UltraNASDAQ-100
                                            ------------  -----------  ------------------ ------------  ---------------
INVESTMENT INCOME
  Dividend income.......................... $          0  $         0     $    853,364    $    353,697   $          0
                                            ------------  -----------     ------------    ------------   ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      451,595      137,122          250,271         539,428        612,938
                                            ------------  -----------     ------------    ------------   ------------

NET INVESTMENT INCOME (LOSS)...............     (451,595)    (137,122)         603,093        (185,731)      (612,938)
                                            ------------  -----------     ------------    ------------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....    2,987,019            0        4,714,561               0              0
  Realized gain (loss) on shares
   redeemed................................  (24,533,315)  (5,105,932)     (14,737,912)    (28,303,496)   (48,651,573)
  Net change in unrealized gain (loss) on
   investments.............................    5,294,165     (345,562)       1,530,851       2,766,367      2,194,234
                                            ------------  -----------     ------------    ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS.............  (16,252,131)  (5,451,494)      (8,492,500)    (25,537,129)   (46,457,339)
                                            ------------  -----------     ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(16,703,726) $(5,588,616)    $ (7,889,407)   $(25,722,860)  $(47,070,277)
                                            ============  ===========     ============    ============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A15

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
                              ProFund VP    ProFund VP                               Rydex VT     AIM V.I.
  ProFund VP    ProFund VP    Large-Cap     Large-Cap      Rydex VT     Rydex VT   Inverse S&P    Dynamics
UltraSmall-Cap  Utilities       Growth        Value          Nova      NASDAQ-100  500 Strategy     Fund
-------------- ------------  ------------  ------------  -----------  -----------  ------------ ------------
 $ 19,691,523  $ 32,250,787  $ 22,796,219  $ 31,631,317  $ 1,790,911  $ 8,917,617    $413,935   $ 17,328,232
 ------------  ------------  ------------  ------------  -----------  -----------    --------   ------------
 $ 19,691,523  $ 32,250,787  $ 22,796,219  $ 31,631,317  $ 1,790,911  $ 8,917,617    $413,935   $ 17,328,232
 ============  ============  ============  ============  ===========  ===========    ========   ============

 $ 19,691,523  $ 32,250,787  $ 22,796,219  $ 31,631,317  $ 1,790,911  $ 8,917,617    $413,935   $ 17,328,232
 ------------  ------------  ------------  ------------  -----------  -----------    --------   ------------
 $ 19,691,523  $ 32,250,787  $ 22,796,219  $ 31,631,317  $ 1,790,911  $ 8,917,617    $413,935   $ 17,328,232
 ============  ============  ============  ============  ===========  ===========    ========   ============

    3,979,669     3,026,548     3,080,422     4,441,694      525,445    2,077,835      35,424      2,560,300
 ============  ============  ============  ============  ===========  ===========    ========   ============

    2,534,302     1,251,000       996,774     1,707,954      393,607      849,297       7,083      1,734,558
 $       7.77  $      25.78  $      22.87  $      18.52  $      4.55  $     10.50    $  58.44   $       9.99
 $ 18,878,490  $ 36,469,622  $ 21,667,386  $ 33,019,497  $ 2,587,709  $18,675,484    $391,562   $ 31,598,345

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
                              ProFund VP    ProFund VP                               Rydex VT     AIM V.I.
  ProFund VP    ProFund VP    Large-Cap     Large-Cap      Rydex VT     Rydex VT   Inverse S&P    Dynamics
UltraSmall-Cap  Utilities       Growth        Value          Nova      NASDAQ-100  500 Strategy     Fund
-------------- ------------  ------------  ------------  -----------  -----------  ------------ ------------
 $    217,864  $  1,422,438  $          0  $    874,158  $    11,167  $    21,609    $  2,891   $          0
 ------------  ------------  ------------  ------------  -----------  -----------    --------   ------------

      232,915     1,259,334       888,174       649,491       46,456      202,336       6,847        567,765
 ------------  ------------  ------------  ------------  -----------  -----------    --------   ------------

      (15,051)      163,104      (888,174)      224,667      (35,289)    (180,727)     (3,956)      (567,765)
 ------------  ------------  ------------  ------------  -----------  -----------    --------   ------------

            0     1,416,378     1,005,470     6,545,241            0            0           0              0
  (15,030,787)  (24,270,299)  (23,027,881)  (31,035,851)      46,377   (2,071,954)    (87,428)    (2,230,983)
    1,067,110    (6,060,031)    1,182,705     2,526,668   (2,404,541)  (5,191,457)    241,012    (19,960,954)
 ------------  ------------  ------------  ------------  -----------  -----------    --------   ------------

  (13,963,677)  (28,913,952)  (20,839,706)  (21,963,942)  (2,358,164)  (7,263,411)    153,584    (22,191,937)
 ------------  ------------  ------------  ------------  -----------  -----------    --------   ------------

 $(13,978,728) $(28,750,848) $(21,727,880) $(21,739,275) $(2,393,453) $(7,444,138)   $149,628   $(22,759,702)
 ============  ============  ============  ============  ===========  ===========    ========   ============

  The accompanying notes are an integral part of these financial statements.

                                      A16

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                                                      Wells Fargo
                                                                                      Advantage VT   Wells Fargo
                                              AIM V.I.      AIM V.I.      AIM V.I.       Asset      Advantage VT
                                              Financial   Global Health  Technology    Allocation   Equity Income
                                            Services Fund   Care Fund       Fund          Fund          Fund
                                            ------------- ------------- ------------  ------------  -------------
ASSETS
  Investment in the portfolios, at value... $ 11,755,589  $ 41,085,381  $ 21,442,763  $ 36,414,864   $10,690,876
                                            ------------  ------------  ------------  ------------   -----------
  Net Assets............................... $ 11,755,589  $ 41,085,381  $ 21,442,763  $ 36,414,864   $10,690,876
                                            ============  ============  ============  ============   ===========

NET ASSETS, representing:
  Accumulation units....................... $ 11,755,589  $ 41,085,381  $ 21,442,763  $ 36,414,864   $10,690,876
                                            ------------  ------------  ------------  ------------   -----------
                                            $ 11,755,589  $ 41,085,381  $ 21,442,763  $ 36,414,864   $10,690,876
                                            ============  ============  ============  ============   ===========

  Units outstanding........................    2,369,535     3,967,183     6,277,758     1,905,300     1,217,913
                                            ============  ============  ============  ============   ===========

  Portfolio shares held....................    2,853,298     3,294,738     2,558,802     3,911,371     1,082,072
  Portfolio net asset value per share...... $       4.12  $      12.47  $       8.38  $       9.31   $      9.88
  Investment in portfolio shares, at cost.. $ 28,882,537  $ 63,954,346  $ 32,433,475  $ 47,814,759   $17,146,016

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                                                      Wells Fargo
                                                                                      Advantage VT   Wells Fargo
                                              AIM V.I.      AIM V.I.      AIM V.I.       Asset      Advantage VT
                                              Financial   Global Health  Technology    Allocation   Equity Income
                                            Services Fund   Care Fund       Fund          Fund          Fund
                                            ------------- ------------- ------------  ------------  -------------
INVESTMENT INCOME
  Dividend income.......................... $    560,112  $          0  $          0  $  1,281,529   $   340,911
                                            ------------  ------------  ------------  ------------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      377,990     1,014,624       510,150       764,542       302,872
                                            ------------  ------------  ------------  ------------   -----------

NET INVESTMENT INCOME (LOSS)...............      182,122    (1,014,624)     (510,150)      516,987        38,039
                                            ------------  ------------  ------------  ------------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....    1,613,843    10,887,267             0     4,299,202     2,901,833
  Realized gain (loss) on shares
   redeemed................................  (16,342,249)    4,373,349     1,475,952    (2,611,345)   (4,265,804)
  Net change in unrealized gain (loss) on
   investments.............................   (6,450,388)  (38,381,275)  (21,342,898)  (21,105,690)   (7,067,869)
                                            ------------  ------------  ------------  ------------   -----------

NET GAIN (LOSS) ON INVESTMENTS.............  (21,178,794)  (23,120,659)  (19,866,946)  (19,417,833)   (8,431,840)
                                            ------------  ------------  ------------  ------------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(20,996,672) $(24,135,283) $(20,377,096) $(18,900,846)  $(8,393,801)
                                            ============  ============  ============  ============   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A17

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
Wells Fargo  Wells Fargo                Wells Fargo                                           AST First
Advantage VT Advantage VT  Wells Fargo  Advantage VT Wells Fargo  Wells Fargo  Wells Fargo      Trust
 C&B Large      Large     Advantage VT     Large     Advantage VT Advantage VT Advantage VT   Balanced
 Cap Value     Company    International   Company    Money Market  Small Cap   Total Return    Target
    Fund      Core Fund     Core Fund   Growth Fund      Fund     Growth Fund   Bond Fund     Portfolio
------------ ------------ ------------- ------------ ------------ ------------ ------------ -------------
$ 5,921,247  $ 7,884,707   $   970,779  $ 3,063,430  $21,704,377  $ 1,700,180   $8,185,118  $ 546,915,524
-----------  -----------   -----------  -----------  -----------  -----------   ----------  -------------
$ 5,921,247  $ 7,884,707   $   970,779  $ 3,063,430  $21,704,377  $ 1,700,180   $8,185,118  $ 546,915,524
===========  ===========   ===========  ===========  ===========  ===========   ==========  =============

$ 5,921,247  $ 7,884,707   $   970,779  $ 3,063,430  $21,704,377  $ 1,700,180   $8,185,118  $ 546,915,524
-----------  -----------   -----------  -----------  -----------  -----------   ----------  -------------
$ 5,921,247  $ 7,884,707   $   970,779  $ 3,063,430  $21,704,377  $ 1,700,180   $8,185,118  $ 546,915,524
===========  ===========   ===========  ===========  ===========  ===========   ==========  =============

    855,432      665,129       153,529      542,212    1,600,695      227,815      565,187     76,074,921
===========  ===========   ===========  ===========  ===========  ===========   ==========  =============

    842,283      825,623       210,581      487,807   21,704,377      408,697      843,826     74,613,305
$      7.03  $      9.55   $      4.61  $      6.28  $      1.00  $      4.16   $     9.70  $        7.33
$ 7,896,373  $11,789,963   $ 1,874,627  $ 4,184,219  $21,704,377  $ 3,028,607   $8,550,362  $ 753,163,060

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
Wells Fargo  Wells Fargo                Wells Fargo                                           AST First
Advantage VT Advantage VT  Wells Fargo  Advantage VT Wells Fargo  Wells Fargo  Wells Fargo      Trust
 C&B Large      Large     Advantage VT     Large     Advantage VT Advantage VT Advantage VT   Balanced
 Cap Value     Company    International   Company    Money Market  Small Cap   Total Return    Target
    Fund      Core Fund     Core Fund   Growth Fund      Fund     Growth Fund   Bond Fund     Portfolio
------------ ------------ ------------- ------------ ------------ ------------ ------------ -------------
$   136,302  $   145,897   $    35,901  $    14,335  $   517,954  $         0   $  439,697  $  21,187,653
-----------  -----------   -----------  -----------  -----------  -----------   ----------  -------------

    129,117      176,981        26,427       80,579      319,635       42,406      130,479     19,629,821
-----------  -----------   -----------  -----------  -----------  -----------   ----------  -------------

      7,185      (31,084)        9,474      (66,244)     198,319      (42,406)     309,218      1,557,832
-----------  -----------   -----------  -----------  -----------  -----------   ----------  -------------

          0            0       374,639            0            0      784,343            0     17,837,287
    571,788   (1,393,867)     (164,034)     364,464            0      173,443     (138,830)  (132,701,215)
 (4,451,221)  (4,404,905)   (1,243,212)  (2,987,364)           0   (2,451,220)    (101,108)  (279,892,444)
-----------  -----------   -----------  -----------  -----------  -----------   ----------  -------------

 (3,879,433)  (5,798,772)   (1,032,607)  (2,622,900)           0   (1,493,434)    (239,938)  (394,756,372)
-----------  -----------   -----------  -----------  -----------  -----------   ----------  -------------

$(3,872,248) $(5,829,856)  $(1,023,133) $(2,689,144) $   198,319  $(1,535,840)  $   69,280  $(393,198,540)
===========  ===========   ===========  ===========  ===========  ===========   ==========  =============

  The accompanying notes are an integral part of these financial statements.

                                      A18

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                              AST First                                AST CLS      AST CLS
                                            Trust Capital       AST                     Growth      Moderate
                                            Appreciation      Advanced     Columbia     Asset        Asset
                                               Target        Strategies   High Yield  Allocation   Allocation
                                              Portfolio      Portfolio     Fund, VS   Portfolio    Portfolio
                                            -------------  -------------  ---------- -----------  ------------
ASSETS
  Investment in the portfolios, at value... $ 618,387,239  $ 717,305,864  $ 248,530   59,995,304  $116,814,386
                                            -------------  -------------  ---------  -----------  ------------
  Net Assets............................... $ 618,387,239  $ 717,305,864  $ 248,530   59,995,304  $116,814,386
                                            =============  =============  =========  ===========  ============

NET ASSETS, representing:
  Accumulation units....................... $ 618,387,239  $ 717,305,864  $ 248,530   59,995,304  $116,814,386
                                            -------------  -------------  ---------  -----------  ------------
                                            $ 618,387,239  $ 717,305,864  $ 248,530   59,995,304  $116,814,386
                                            =============  =============  =========  ===========  ============

  Units outstanding........................    93,602,638     91,624,521     30,879    8,209,731    16,369,072
                                            =============  =============  =========  ===========  ============

  Portfolio shares held....................    90,143,912     90,113,802     33,005    8,063,885    16,045,932
  Portfolio net asset value per share...... $        6.86  $        7.96  $    7.53         7.44  $       7.28
  Investment in portfolio shares, at cost.. $ 908,601,959  $ 942,356,992  $ 359,681   67,132,607  $124,816,208

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                              AST First                                AST CLS      AST CLS
                                            Trust Capital       AST                     Growth      Moderate
                                            Appreciation      Advanced     Columbia     Asset        Asset
                                               Target        Strategies   High Yield  Allocation   Allocation
                                              Portfolio      Portfolio     Fund, VS   Portfolio    Portfolio
                                            -------------  -------------  ---------- -----------  ------------
INVESTMENT INCOME
  Dividend income.......................... $  14,462,803  $  21,582,958  $  37,204       54,851  $     43,158
                                            -------------  -------------  ---------  -----------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    24,756,391     23,499,941      3,575    1,170,998     1,351,881
                                            -------------  -------------  ---------  -----------  ------------

NET INVESTMENT INCOME (LOSS)...............   (10,293,588)    (1,916,983)    33,629   (1,116,147)   (1,308,723)
                                            -------------  -------------  ---------  -----------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....    15,114,536     27,850,964          0      193,787        51,033
  Realized gain (loss) on shares
   redeemed................................  (203,503,694)  (101,693,430)   (15,357) (23,348,195)  (21,468,476)
  Net change in unrealized gain (loss) on
   investments.............................  (384,386,787)  (321,227,132)  (113,895)  (7,220,866)   (8,017,315)
                                            -------------  -------------  ---------  -----------  ------------

NET GAIN (LOSS) ON INVESTMENTS.............  (572,775,945)  (395,069,598)  (129,252) (30,375,274)  (29,434,758)
                                            -------------  -------------  ---------  -----------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(583,069,533) $(396,986,581) $ (95,623) (31,491,421) $(30,743,481)
                                            =============  =============  =========  ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A19

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
               AST Horizon  AST Niemann
AST Horizon     Moderate      Capital      AST Western       AST
Growth Asset      Asset     Growth Asset   Asset Core     Investment
 Allocation    Allocation    Allocation     Plus Bond     Grade Bond       AST Bond       AST Bond       AST Bond
 Portfolio      Portfolio    Portfolio      Portfolio     Portfolio     Portfolio 2015 Portfolio 2018 Portfolio 2019
------------  ------------  ------------  ------------  --------------  -------------- -------------- --------------
$ 45,696,413  $ 81,547,136  $ 51,718,118  $135,345,394  $2,067,379,062   $216,007,370   $134,557,660   $98,716,693
------------  ------------  ------------  ------------  --------------   ------------   ------------   -----------
$ 45,696,413  $ 81,547,136  $ 51,718,118  $135,345,394  $2,067,379,062   $216,007,370   $134,557,660   $98,716,693
============  ============  ============  ============  ==============   ============   ============   ===========

$ 45,696,413  $ 81,547,136  $ 51,718,118  $135,345,394  $2,067,379,062   $216,007,370   $134,557,660   $98,716,693
------------  ------------  ------------  ------------  --------------   ------------   ------------   -----------
$ 45,696,413  $ 81,547,136  $ 51,718,118  $135,345,394  $2,067,379,062   $216,007,370   $134,557,660   $98,716,693
============  ============  ============  ============  ==============   ============   ============   ===========

   6,597,625    10,783,359     7,243,770    14,600,331     192,624,844     19,145,198     11,195,049     8,171,533
============  ============  ============  ============  ==============   ============   ============   ===========

   6,463,425    10,563,101     7,094,392    14,322,264     189,667,804     18,799,597     11,002,262     8,019,228
$       7.07  $       7.72  $       7.29  $       9.45  $        10.90   $      11.49   $      12.23   $     12.31
$ 48,399,969  $ 85,225,337  $ 55,204,256  $140,516,232  $1,885,090,414   $192,054,809   $113,078,246   $83,017,760

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
               AST Horizon  AST Niemann
AST Horizon     Moderate      Capital      AST Western       AST
Growth Asset      Asset     Growth Asset   Asset Core     Investment
 Allocation    Allocation    Allocation     Plus Bond     Grade Bond       AST Bond       AST Bond       AST Bond
 Portfolio      Portfolio    Portfolio      Portfolio     Portfolio     Portfolio 2015 Portfolio 2018 Portfolio 2019
------------  ------------  ------------  ------------  --------------  -------------- -------------- --------------
$     22,529  $     17,928  $     20,980  $    230,514  $            0   $          0   $          0   $         0
------------  ------------  ------------  ------------  --------------   ------------   ------------   -----------


     624,114       824,698       772,741     2,319,492      11,504,094      1,406,518        774,550       560,636
------------  ------------  ------------  ------------  --------------   ------------   ------------   -----------

    (601,585)     (806,770)     (751,761)   (2,088,978)    (11,504,094)    (1,406,518)      (774,550)     (560,636)
------------  ------------  ------------  ------------  --------------   ------------   ------------   -----------

      16,116         8,002        22,421        20,728               0              0              0             0

 (11,821,375)  (10,435,429)  (12,183,942)   (3,167,597)     23,296,852      6,437,948      6,553,200     2,858,592

  (2,734,288)   (3,693,834)   (3,452,573)   (5,265,748)    182,288,648     23,952,561     21,479,414    15,698,933
------------  ------------  ------------  ------------  --------------   ------------   ------------   -----------

 (14,539,547)  (14,121,261)  (15,614,094)   (8,412,617)    205,585,500     30,390,509     28,032,614    18,557,525
------------  ------------  ------------  ------------  --------------   ------------   ------------   -----------

$(15,141,132) $(14,928,031) $(16,365,855) $(10,501,595) $  194,081,406   $ 28,983,991   $ 27,258,064   $17,996,889
============  ============  ============  ============  ==============   ============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A20

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                               SUBACCOUNTS
                                            -------------------------------------------------
                                                           AST                     Franklin
                                                        Parametric               Templeton VIP
                                                         Emerging                  Founding
                                            AST Global   Markets     AST Focus       Funds
                                            Real Estate   Equity     Four Plus    Allocation
                                             Portfolio  Portfolio    Portfolio       Fund
                                            ----------- ----------  -----------  -------------
ASSETS
  Investment in the portfolios, at value... $1,450,799  $2,424,251  $28,295,371  $112,594,760
                                            ----------  ----------  -----------  ------------
  Net Assets............................... $1,450,799  $2,424,251  $28,295,371  $112,594,760
                                            ==========  ==========  ===========  ============

NET ASSETS, representing:
  Accumulation units....................... $1,450,799  $2,424,251  $28,295,371  $112,594,760
                                            ----------  ----------  -----------  ------------
                                            $1,450,799  $2,424,251  $28,295,371  $112,594,760
                                            ==========  ==========  ===========  ============

  Units outstanding........................    237,426     435,245    3,789,299    16,969,563
                                            ==========  ==========  ===========  ============

  Portfolio shares held....................    277,399     492,734    3,757,685    20,070,367
  Portfolio net asset value per share...... $     5.23  $     4.92  $      7.53  $       5.61
  Investment in portfolio shares, at cost.. $1,464,757  $2,637,354  $29,208,988  $121,858,373

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                               SUBACCOUNTS
                                            -------------------------------------------------
                                                           AST                     Franklin
                                                        Parametric               Templeton VIP
                                                         Emerging                  Founding
                                            AST Global   Markets     AST Focus       Funds
                                            Real Estate   Equity     Four Plus    Allocation
                                             Portfolio  Portfolio    Portfolio       Fund
                                            ----------- ----------  -----------  -------------
INVESTMENT INCOME
  Dividend income.......................... $        0  $        0  $         0  $  2,570,638
                                            ----------  ----------  -----------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      7,385       9,409      123,579       770,717
                                            ----------  ----------  -----------  ------------

NET INVESTMENT INCOME (LOSS)...............     (7,385)     (9,409)    (123,579)    1,799,921
                                            ----------  ----------  -----------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....          0           0            0     2,484,853
  Realized gain (loss) on shares
   redeemed................................   (477,937)   (324,603)  (3,552,381)  (25,408,030)
  Net change in unrealized gain (loss) on
   investments.............................    (13,958)   (213,103)    (913,617)   (9,263,613)
                                            ----------  ----------  -----------  ------------

NET GAIN (LOSS) ON INVESTMENTS.............   (491,895)   (537,706)  (4,465,998)  (32,186,790)
                                            ----------  ----------  -----------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ (499,280) $ (547,115) $(4,589,577) $(30,386,869)
                                            ==========  ==========  ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A21

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2008

                                                                                                SUBACCOUNTS
                                                                                        ---------------------------
                                                                                                         Columbia
                                                                                        Columbia Asset    Federal
                                                                                        Allocation VS  Securities VS
                                                                                        -------------- -------------
ASSETS
  Investment in the portfolios, at value...............................................  $ 6,456,934    $1,721,515
  Receivable from Prudential Annuities Life Assurance Corporation......................      597,259       442,182
                                                                                         -----------    ----------
  Total Assets.........................................................................    7,054,193     2,163,697

LIABILITIES
  Payable to former unitholders........................................................      448,750       357,311
                                                                                         -----------    ----------

NET ASSETS
  Attributable to accumulation units...................................................  $ 6,605,443    $1,806,386
                                                                                         ===========    ==========

  Units outstanding....................................................................      563,779       147,868
                                                                                         ===========    ==========

  Portfolio shares held................................................................      692,804       162,254
  Portfolio net asset value per share..................................................  $      9.32    $    10.61
  Investment in portfolio shares, at cost..............................................  $ 8,769,005    $1,724,418

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                                                SUBACCOUNTS
                                                                                        ---------------------------
                                                                                                         Columbia
                                                                                        Columbia Asset    Federal
                                                                                        Allocation VS  Securities VS
                                                                                        -------------- -------------
INVESTMENT INCOME
  Dividend income......................................................................  $   325,347    $  135,175

EXPENSES
  Charges to the Contract owners for assuming mortality risk and expense risk and for
   administration......................................................................       92,808        18,136
                                                                                         -----------    ----------

NET INVESTMENT INCOME (LOSS)...........................................................      232,539       117,039
                                                                                         -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.................................................    1,173,642             0
  Realized gain (loss) on shares redeemed..............................................      147,914       (25,147)
  Net change in unrealized gain (loss) on investments..................................   (4,447,220)       53,271
                                                                                         -----------    ----------

NET GAIN (LOSS) ON INVESTMENTS.........................................................   (3,125,664)       28,124
                                                                                         -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................  $(2,893,125)   $  145,163
                                                                                         ===========    ==========

  The accompanying notes are an integral part of these financial statements.

                                      A22

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                -----------------------------------------------------------------------------------------
                                 AST AllianceBernstein Growth &  AST T. Rowe Price Large-Cap  AST American Century Income &
                                        Income Portfolio               Growth Portfolio             Growth Portfolio
                                -------------------------------  ---------------------------  ---------------------------
                                   01/01/2008      01/01/2007      01/01/2008    01/01/2007     01/01/2008     01/01/2007
                                       to              to              to            to             to             to
                                   12/31/2008      12/31/2007      12/31/2008    12/31/2007     12/31/2008     12/31/2007
                                ---------------  --------------  -------------  ------------  -------------   ------------
OPERATIONS
  Net investment income
   (loss)...................... $      (391,174) $  (17,704,582) $  (5,005,698) $ (6,200,858) $   1,353,960   $    279,308
  Capital gains distributions
   received....................     140,605,215      61,979,608              0             0              0              0
  Realized gain (loss) on
   shares redeemed.............     (28,683,216)    205,486,914     12,664,628    15,546,208      6,290,247     33,228,197
  Net change in unrealized
   gain (loss) on
   investments.................    (759,981,419)   (179,786,786)  (155,016,834)    8,833,754    (92,309,833)   (38,308,671)
                                ---------------  --------------  -------------  ------------  -------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    (648,450,594)     69,975,154   (147,357,904)   18,179,104    (84,665,626)    (4,801,166)
                                ---------------  --------------  -------------  ------------  -------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      55,627,999      50,187,874     52,893,957   100,676,819      8,548,021     16,831,924
  Surrenders, withdrawals and
   death benefits..............    (159,566,011)   (262,444,505)   (27,137,434)  (39,696,476)   (34,874,491)   (60,253,133)
  Net transfers between other
   subaccounts or fixed rate
   option......................    (472,058,683)   (211,396,986)  (109,513,341)   21,852,543    (46,925,579)   (31,808,647)
  Withdrawal and other
   charges.....................      (1,041,263)     (1,304,181)      (201,281)     (190,930)      (214,658)      (278,495)
                                ---------------  --------------  -------------  ------------  -------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (577,037,958)   (424,957,798)   (83,958,099)   82,641,956    (73,466,707)   (75,508,351)
                                ---------------  --------------  -------------  ------------  -------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (1,225,488,552)   (354,982,644)  (231,316,003)  100,821,060   (158,132,333)   (80,309,517)

NET ASSETS
  Beginning of period..........   1,903,008,754   2,257,991,398    412,631,001   311,809,941    292,154,087    372,463,604
                                ---------------  --------------  -------------  ------------  -------------   ------------
  End of period................ $   677,520,202  $1,903,008,754  $ 181,314,998  $412,631,001  $ 134,021,754   $292,154,087
                                ===============  ==============  =============  ============  =============   ============

  Beginning units..............     100,698,285     119,941,388     33,935,991    25,617,789     18,554,889     23,133,067
                                ---------------  --------------  -------------  ------------  -------------   ------------
  Units issued.................      31,071,196      35,945,663     17,179,196    26,618,403      5,933,394      7,123,140
  Units redeemed...............     (70,338,859)    (55,188,766)   (24,334,173)  (18,300,201)   (10,934,266)   (11,701,318)
                                ---------------  --------------  -------------  ------------  -------------   ------------
  Ending units.................      61,430,622     100,698,285     26,781,014    33,935,991     13,554,017     18,554,889
                                ===============  ==============  =============  ============  =============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
 AST Schroders Multi Asset                                      AST Cohen & Steers Realty      AST UBS Dynamic Alpha
World Strategies Portfolio     AST Money Market Portfolio               Portfolio                    Portfolio
--------------------------  --------------------------------  ----------------------------  ---------------------------
 01/01/2008    01/01/2007      01/01/2008       01/01/2007      01/01/2008     01/01/2007     01/01/2008    01/01/2007
     to            to              to               to              to             to             to            to
 12/31/2008    12/31/2007      12/31/2008       12/31/2007      12/31/2008     12/31/2007     12/31/2008    12/31/2007
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------

$     24,039  $    332,772  $    20,814,332  $    62,241,599  $   7,087,690  $   5,212,080  $ (10,675,039) $ (1,594,123)

  15,276,754     8,573,630                0                0    114,059,797     57,495,321     28,959,748             0

 (14,919,286)   10,418,660                0                0   (203,084,563)    70,759,071    (61,350,760)   10,478,546

 (63,340,895)   (7,383,339)               0                0     16,524,335   (217,246,755)  (134,930,702)  (15,562,553)
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------

 (62,959,388)   11,941,723       20,814,332       62,241,599    (65,412,741)   (83,780,283)  (177,996,753)   (6,678,130)
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------


  80,176,323    43,202,064      560,371,129      560,828,375      8,977,057     28,670,821    493,608,291   150,471,579

 (20,962,300)  (30,072,931)  (1,139,581,777)  (1,049,233,555)   (28,628,133)   (60,730,635)   (49,253,252)  (34,426,441)

 (56,621,583)   (2,730,522)   1,333,403,430      744,842,473    (69,775,920)  (168,212,687)    24,672,856   101,765,537

    (157,115)     (115,664)      (1,582,366)      (1,148,688)      (157,486)      (234,724)      (691,595)     (131,948)
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------

   2,435,325    10,282,947      752,610,416      255,288,605    (89,584,482)  (200,507,225)   468,336,300   217,678,727
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------

 (60,524,063)   22,224,670      773,424,748      317,530,204   (154,997,223)  (284,287,508)   290,339,547   211,000,597

 191,018,068   168,793,398    1,920,245,372    1,602,715,168    249,537,967    533,825,475    391,123,904   180,123,307
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------
$130,494,005  $191,018,068  $ 2,693,670,120  $ 1,920,245,372  $  94,540,744  $ 249,537,967  $ 681,463,451  $391,123,904
============  ============  ===============  ===============  =============  =============  =============  ============

  12,598,695    11,073,684      161,788,166      137,602,272     10,854,854     18,291,923     28,098,154     9,286,978
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------
  17,591,796     9,118,217      789,490,546    1,020,147,680      5,890,709      8,544,554    126,747,543    39,681,870
 (17,083,434)   (7,593,206)    (720,573,697)    (995,961,786)   (10,304,997)   (15,981,623)   (90,230,674)  (20,870,694)
------------  ------------  ---------------  ---------------  -------------  -------------  -------------  ------------
  13,107,057    12,598,695      230,705,015      161,788,166      6,440,566     10,854,854     64,615,023    28,098,154
============  ============  ===============  ===============  =============  =============  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                ------------------------------------------------------------------------------------
                                  AST DeAM Large-Cap Value   AST Neuberger Berman Small-   AST DeAM Small-Cap Value
                                         Portfolio               Cap Growth Portfolio              Portfolio
                                ---------------------------  ---------------------------  --------------------------
                                  01/01/2008    01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                      to            to             to            to            to            to
                                  12/31/2008    12/31/2007     12/31/2008    12/31/2007    7/18/2008**   12/31/2007
                                -------------  ------------  -------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   1,648,608  $ (2,361,955) $  (1,946,039) $ (2,894,604) $    715,575  $   (914,049)
  Capital gains distributions
   received....................    27,876,190    20,764,434              0             0             0    11,775,750
  Realized gain (loss) on
   shares redeemed.............   (49,926,627)   31,996,682     12,847,670    18,259,056   (27,840,431)      565,112
  Net change in unrealized
   gain (loss) on
   investments.................   (57,631,588)  (52,808,883)   (82,471,506)   14,724,170    21,346,513   (31,427,929)
                                -------------  ------------  -------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   (78,033,417)   (2,409,722)   (71,569,875)   30,088,622    (5,778,343)  (20,001,116)
                                -------------  ------------  -------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    10,334,034    28,144,451      4,759,547     5,112,819     1,027,605     8,759,293
  Surrenders, withdrawals and
   death benefits..............   (28,574,606)  (46,888,977)   (21,928,400)  (34,261,383)   (4,472,677)  (12,586,673)
  Net transfers between other
   subaccounts or fixed rate
   option......................   (92,941,122)  (20,732,931)   (31,472,619)   (8,671,977)  (62,128,521)  (20,253,303)
  Withdrawal and other
   charges.....................      (133,840)     (177,259)      (122,067)     (144,560)      (28,008)      (65,134)
                                -------------  ------------  -------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (111,315,534)  (39,654,716)   (48,763,539)  (37,965,101)  (65,601,601)  (24,145,817)
                                -------------  ------------  -------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (189,348,951)  (42,064,438)  (120,333,414)   (7,876,479)  (71,379,944)  (44,146,933)

NET ASSETS
  Beginning of period..........   284,269,989   326,334,427    197,276,964   205,153,443    71,379,944   115,526,877
                                -------------  ------------  -------------  ------------  ------------  ------------
  End of period................ $  94,921,038  $284,269,989  $  76,943,550  $197,276,964  $          0  $ 71,379,944
                                =============  ============  =============  ============  ============  ============

  Beginning units..............    17,719,513    20,638,243     15,777,446    19,450,742     5,256,032     6,905,652
                                -------------  ------------  -------------  ------------  ------------  ------------
  Units issued.................     8,472,460    18,032,697      3,393,724     3,440,685     1,435,008     4,128,389
  Units redeemed...............   (16,146,653)  (20,951,427)    (7,954,971)   (7,113,981)   (6,691,040)   (5,778,009)
                                -------------  ------------  -------------  ------------  ------------  ------------
  Ending units.................    10,045,320    17,719,513     11,216,199    15,777,446             0     5,256,032
                                =============  ============  =============  ============  ============  ============

** Date subaccount was no longer available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                AST Federated Aggressive
  AST High Yield Portfolio          Growth Portfolio       AST Mid-Cap Value Portfolio AST Small-Cap Value Portfolio
----------------------------  ---------------------------  --------------------------  ----------------------------
  01/01/2008     01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007     01/01/2008     01/01/2007
      to             to             to            to            to            to             to             to
  12/31/2008     12/31/2007     12/31/2008    12/31/2007    12/31/2008    12/31/2007     12/31/2008     12/31/2007
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------

$  25,309,325  $  32,264,970  $  (5,084,368) $ (8,876,442) $   (407,042) $ (1,710,176) $  (2,060,360) $  (7,514,894)

            0              0     61,223,400    43,708,510     3,530,508     2,960,211     70,469,569     87,320,424

  (68,221,210)    15,388,911    (48,217,079)   31,725,418    (6,476,178)   10,234,600   (115,915,677)    30,944,371

  (25,975,687)   (42,645,431)  (164,766,511)  (25,417,898)  (31,548,642)   (8,757,874)  (131,939,506)  (170,942,010)
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------

  (68,887,572)     5,008,450   (156,844,558)   41,139,588   (34,901,354)    2,726,761   (179,445,974)   (60,192,109)
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------


   10,182,577     25,952,781     16,279,941    35,912,222    10,623,408     9,937,247     23,623,755     55,049,120

  (51,466,020)   (73,622,532)   (29,212,248)  (45,758,984)  (13,269,210)  (20,756,194)   (69,925,226)  (110,291,107)

  (62,013,052)  (109,144,924)  (150,518,941)  (53,975,949)  (25,987,909)  (23,777,232)  (230,604,227)   (65,267,402)

     (198,934)      (243,685)      (220,199)     (272,688)      (84,399)     (102,252)      (461,098)      (531,434)
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------

 (103,495,429)  (157,058,360)  (163,671,447)  (64,095,399)  (28,718,110)  (34,698,431)  (277,366,796)  (121,040,823)
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------

 (172,383,001)  (152,049,910)  (320,516,005)  (22,955,811)  (63,619,464)  (31,971,670)  (456,812,770)  (181,232,932)

  380,466,535    532,516,445    462,627,358   485,583,169   111,950,360   143,922,030    775,320,844    956,553,776
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------
$ 208,083,534  $ 380,466,535  $ 142,111,353  $462,627,358  $ 48,330,896  $111,950,360  $ 318,508,074  $ 775,320,844
=============  =============  =============  ============  ============  ============  =============  =============

   24,063,690     33,761,176     25,503,060    29,587,042     7,636,631    10,059,684     42,346,830     47,594,398
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------
   25,236,337     25,796,047      8,669,605    14,133,809     3,806,028     4,106,563     14,584,584     20,335,375
  (31,395,510)   (35,493,533)   (17,856,252)  (18,217,791)   (5,896,253)   (6,529,616)   (31,897,756)   (25,582,943)
-------------  -------------  -------------  ------------  ------------  ------------  -------------  -------------
   17,904,517     24,063,690     16,316,413    25,503,060     5,546,406     7,636,631     25,033,658     42,346,830
=============  =============  =============  ============  ============  ============  =============  =============

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                -------------------------------------------------------------------------------------
                                      AST Goldman Sachs        AST Goldman Sachs Mid-Cap   AST Goldman Sachs Small-Cap
                                Concentrated Growth Portfolio       Growth Portfolio             Value Portfolio
                                ----------------------------  ---------------------------  --------------------------
                                  01/01/2008     01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                      to             to             to            to            to            to
                                  12/31/2008     12/31/2007     12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                -------------  -------------  -------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $  (5,279,582) $  (8,679,853) $  (3,539,673) $ (5,668,398) $     70,245  $ (1,612,663)
  Capital gains distributions
   received....................             0              0     44,213,414             0    26,824,948    45,242,043
  Realized gain (loss) on
   shares redeemed.............    38,367,932     53,368,886      7,801,629    30,817,137   (36,397,975)   15,544,218
  Net change in unrealized
   gain (loss) on
   investments.................  (227,705,483)    25,650,999   (138,617,568)   23,794,436   (24,974,518)  (68,565,413)
                                -------------  -------------  -------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (194,617,133)    70,340,032    (90,142,198)   48,943,175   (34,477,300)   (9,391,815)
                                -------------  -------------  -------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     6,951,311     10,457,253      8,726,857    14,548,383     3,326,398       622,700
  Surrenders, withdrawals and
   death benefits..............   (68,316,119)  (119,941,238)   (23,447,902)  (30,717,825)  (20,470,727)  (36,229,906)
  Net transfers between other
   subaccounts or fixed rate
   option......................   (60,158,992)   (19,752,402)  (104,270,254)  (32,146,850)  (10,814,881)  (26,331,852)
  Withdrawal and other
   charges.....................      (441,640)      (530,745)      (174,121)     (203,279)     (101,355)     (132,794)
                                -------------  -------------  -------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (121,965,440)  (129,767,132)  (119,165,420)  (48,519,571)  (28,060,565)  (62,071,852)
                                -------------  -------------  -------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (316,582,573)   (59,427,100)  (209,307,618)      423,604   (62,537,865)  (71,463,667)

NET ASSETS
  Beginning of period..........   558,899,934    618,327,034    307,676,958   307,253,354   144,928,908   216,392,575
                                -------------  -------------  -------------  ------------  ------------  ------------
  End of period................ $ 242,317,361  $ 558,899,934  $  98,369,340  $307,676,958  $ 82,391,043  $144,928,908
                                =============  =============  =============  ============  ============  ============

  Beginning units..............    23,248,044     27,074,050     31,877,979    38,464,330     6,019,044     8,373,435
                                -------------  -------------  -------------  ------------  ------------  ------------
  Units issued.................     7,416,612      8,681,149     14,049,360    15,233,252     2,251,547       593,577
  Units redeemed...............   (14,365,889)   (12,507,155)   (24,295,150)  (21,819,603)   (3,476,239)   (2,947,968)
                                -------------  -------------  -------------  ------------  ------------  ------------
  Ending units.................    16,298,767     23,248,044     21,632,189    31,877,979     4,794,352     6,019,044
                                =============  =============  =============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                  AST Lord Abbett Bond-        AST Marsico Capital Growth
AST Large-Cap Value Portfolio      Debenture Portfolio                 Portfolio               AST MFS Growth Portfolio
----------------------------  ----------------------------  -------------------------------  ---------------------------
  01/01/2008     01/01/2007     01/01/2008     01/01/2007      01/01/2008      01/01/2007      01/01/2008    01/01/2007
      to             to             to             to              to              to              to            to
  12/31/2008     12/31/2007     12/31/2008     12/31/2007      12/31/2008      12/31/2007      12/31/2008    12/31/2007
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------

$    (439,093) $  (3,664,362) $  25,203,667  $  21,698,057  $   (19,901,341) $  (38,736,170) $  (3,864,432) $ (6,440,776)

   23,873,091     16,352,550     13,375,767      2,142,252       71,262,098               0              0             0

   18,573,975     47,974,576    (39,012,868)    22,641,911      139,848,300     241,187,163     42,841,627    43,643,008

 (254,794,147)   (88,823,133)   (77,965,421)   (21,939,467)  (1,011,826,096)     86,368,081   (160,685,670)   14,311,645
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------

 (212,786,174)   (28,160,369)   (78,398,855)    24,542,753     (820,617,039)    288,819,074   (121,708,475)   51,513,877
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------


   44,891,280     92,196,623      9,406,419     18,796,090       75,198,061     142,564,142      9,000,344     8,688,601

  (55,246,054)  (101,000,333)   (48,917,580)   (62,181,441)    (187,299,359)   (288,425,950)   (47,237,535)  (70,130,084)

 (109,896,916)   (76,307,728)  (110,440,600)   (68,898,804)    (662,375,690)   (239,445,933)   (47,752,564)  (36,152,671)

     (292,582)      (354,779)      (270,715)      (317,324)      (1,226,584)     (1,442,850)      (268,123)     (295,892)
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------

 (120,544,272)   (85,466,217)  (150,222,476)  (112,601,479)    (775,703,572)   (386,750,591)   (86,257,878)  (97,890,046)
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------

 (333,330,446)  (113,626,586)  (228,621,331)   (88,058,726)  (1,596,320,611)    (97,931,517)  (207,966,353)  (46,376,169)

  581,478,708    695,105,294    494,617,468    582,676,194    2,388,547,340   2,486,478,857    394,445,179   440,821,348
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------
$ 248,148,262  $ 581,478,708  $ 265,996,137  $ 494,617,468  $   792,226,729  $2,388,547,340  $ 186,478,826  $394,445,179
=============  =============  =============  =============  ===============  ==============  =============  ============

   33,133,629     34,653,644     35,946,281     44,058,082      143,872,257     166,628,186     36,835,941    47,011,478
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------
   13,417,653     17,180,239     20,732,688     27,826,878       42,336,971      64,349,256     10,487,736     6,828,200
  (21,156,944)   (18,700,254)   (31,029,867)   (35,938,679)     (96,963,628)    (87,105,185)   (18,590,741)  (17,003,737)
-------------  -------------  -------------  -------------  ---------------  --------------  -------------  ------------
   25,394,338     33,133,629     25,649,102     35,946,281       89,245,600     143,872,257     28,732,936    36,835,941
=============  =============  =============  =============  ===============  ==============  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                      SUBACCOUNTS
                                ---------------------------------------------------------------------------------------
                                  AST Neuberger Berman Mid-      AST Neuberger Berman/LSV       AST Small-Cap Growth
                                    Cap Growth Portfolio         Mid-Cap Value Portfolio              Portfolio
                                ----------------------------  -----------------------------  --------------------------
                                  01/01/2008     01/01/2007     01/01/2008     01/01/2007     01/01/2008    01/01/2007
                                      to             to             to             to             to            to
                                  12/31/2008     12/31/2007     12/31/2008     12/31/2007     12/31/2008    12/31/2007
                                -------------  -------------  -------------  --------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $  (6,378,307) $ (10,330,391) $   1,002,336  $  (10,599,355) $ (2,004,463) $ (2,743,442)
  Capital gains distributions
   received....................             0              0     46,797,553     141,415,432             0             0
  Realized gain (loss) on
   shares redeemed.............    36,444,921     80,859,795   (145,361,485)     94,644,150    (2,507,806)    6,839,331
  Net change in unrealized
   gain (loss) on
   investments.................  (256,556,838)    47,230,162   (207,346,270)   (206,006,188)  (49,708,805)    4,887,742
                                -------------  -------------  -------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (226,490,224)   117,759,566   (304,907,866)     19,454,039   (54,221,074)    8,983,631
                                -------------  -------------  -------------  --------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    18,987,008     30,895,857     12,206,764      35,613,369    10,392,015    18,572,251
  Surrenders, withdrawals and
   death benefits..............   (71,092,568)  (112,087,611)   (95,641,470)   (163,613,869)  (15,631,729)  (26,918,971)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (197,420,831)    27,635,577   (261,454,509)   (117,927,751)  (22,117,363)  (12,452,912)
  Withdrawal and other
   charges.....................      (392,049)      (476,991)      (535,292)       (698,095)     (106,896)     (117,467)
                                -------------  -------------  -------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (249,918,440)   (54,033,168)  (345,424,507)   (246,626,346)  (27,463,973)  (20,917,099)
                                -------------  -------------  -------------  --------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (476,408,664)    63,726,398   (650,332,373)   (227,172,307)  (81,685,047)  (11,933,468)

NET ASSETS
  Beginning of period..........   696,088,365    632,361,967    967,175,672   1,194,347,979   157,937,574   169,871,042
                                -------------  -------------  -------------  --------------  ------------  ------------
  End of period................ $ 219,679,701  $ 696,088,365  $ 316,843,299  $  967,175,672  $ 76,252,527  $157,937,574
                                =============  =============  =============  ==============  ============  ============

  Beginning units..............    29,930,663     31,115,955     39,786,261      48,463,355     9,715,533    10,694,531
                                -------------  -------------  -------------  --------------  ------------  ------------
  Units issued.................     9,001,045     20,316,289     10,311,099      18,993,941     6,261,684     4,854,414
  Units redeemed...............   (22,892,405)   (21,501,581)   (28,365,923)    (27,671,035)   (8,731,216)   (5,833,412)
                                -------------  -------------  -------------  --------------  ------------  ------------
  Ending units.................    16,039,303     29,930,663     21,731,437      39,786,261     7,246,001     9,715,533
                                =============  =============  =============  ==============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A29

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
  AST PIMCO Limited Maturity      AST PIMCO Total Return Bond    AST AllianceBernstein Core
        Bond Portfolio                     Portfolio                  Value Portfolio          AST QMA US Equity Alpha
------------------------------  ------------------------------  ---------------------------  ---------------------------
  01/01/2008      01/01/2007      01/01/2008      01/01/2007      01/01/2008    01/01/2007     01/01/2008    01/01/2007
      to              to              to              to              to            to             to            to
  12/31/2008      12/31/2007      12/31/2008      12/31/2007      12/31/2008    12/31/2007     12/31/2008    12/31/2007
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------

$   38,649,882  $   36,465,255  $   32,990,738  $    9,324,429  $   3,780,735  $ (1,794,597) $   1,910,545  $   (868,576)

             0               0       8,215,760               0     29,249,476    18,651,905              0             0

     8,728,920       9,874,467      (6,119,825)      3,156,267    (46,723,136)   28,573,468     (1,925,949)   28,940,111

   (45,485,860)     14,669,964     (83,970,319)     84,839,281   (114,810,365)  (69,144,018)  (103,425,132)  (24,304,585)
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------

     1,892,942      61,009,686     (48,883,646)     97,319,977   (128,503,290)  (23,713,242)  (103,440,536)    3,766,950
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------


    47,001,233      69,976,415     114,422,938     170,448,859      8,757,692    88,397,350      5,375,517    23,560,907

  (144,701,339)   (167,657,146)   (215,663,478)   (216,068,642)   (22,303,574)  (43,698,000)   (44,706,717)  (68,919,610)

  (409,343,496)   (106,302,648)   (321,453,263)    (21,252,881)   (97,067,621)  (98,314,508)   (90,047,125)  (50,689,738)

      (711,608)       (682,342)       (956,608)       (821,939)      (147,242)     (190,557)      (206,553)     (274,303)
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------

  (507,755,210)   (204,665,721)   (423,650,411)    (67,694,603)  (110,760,745)  (53,805,715)  (129,584,878)  (96,322,744)
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------

  (505,862,268)   (143,656,035)   (472,534,057)     29,625,374   (239,264,035)  (77,518,957)  (233,025,414)  (92,555,794)

 1,209,317,130   1,352,973,165   1,562,280,077   1,532,654,703    372,910,344   450,429,301    345,823,595   438,379,389
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------
$  703,454,862  $1,209,317,130  $1,089,746,020  $1,562,280,077  $ 133,646,309  $372,910,344  $ 112,798,181  $345,823,595
==============  ==============  ==============  ==============  =============  ============  =============  ============

    98,431,059     113,952,602     105,807,761     106,510,754     25,318,749    28,555,762     24,739,776    31,311,242
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------
    46,498,363      44,868,895      65,696,229      55,432,228      7,955,429    17,732,612      4,872,583     9,295,399
   (89,280,777)    (60,390,438)    (96,747,356)    (56,135,221)   (16,991,511)  (20,969,625)   (16,201,885)  (15,866,865)
--------------  --------------  --------------  --------------  -------------  ------------  -------------  ------------
    55,648,645      98,431,059      74,756,634     105,807,761     16,282,667    25,318,749     13,410,474    24,739,776
==============  ==============  ==============  ==============  =============  ============  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                -------------------------------------------------------------------------------------
                                 AST T. Rowe Price Natural     AST T. Rowe Price Asset      AST International Value
                                    Resources Portfolio          Allocation Portfolio              Portfolio
                                ---------------------------  ---------------------------  ---------------------------
                                  01/01/2008    01/01/2007     01/01/2008    01/01/2007     01/01/2008    01/01/2007
                                      to            to             to            to             to            to
                                  12/31/2008    12/31/2007     12/31/2008    12/31/2007     12/31/2008    12/31/2007
                                -------------  ------------  -------------  ------------  -------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $  (3,627,227) $ (4,770,526) $    (950,243) $ (3,585,315) $   2,447,678  $ (2,688,268)
  Capital gains distributions
   received....................    39,776,358    29,576,761     27,105,911    22,512,899     20,672,916             0
  Realized gain (loss) on
   shares redeemed.............    36,250,567    46,252,591    (53,758,638)    5,702,790     18,698,392    37,297,323
  Net change in unrealized
   gain (loss) on
   investments.................  (263,589,659)   75,090,181   (206,877,614)   (3,062,461)  (185,832,066)   17,561,850
                                -------------  ------------  -------------  ------------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (191,189,961)  146,149,007   (234,480,584)   21,567,913   (144,013,080)   52,170,905
                                -------------  ------------  -------------  ------------  -------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    31,247,414    41,759,160    344,473,637   397,277,733     27,079,452    67,785,127
  Surrenders, withdrawals and
   death benefits..............   (51,509,584)  (64,542,343)   (68,313,162)  (80,196,062)   (33,179,355)  (45,095,626)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (221,797,200)   66,979,192   (340,952,502)   45,955,253   (135,696,783)   36,849,512
  Withdrawal and other
   charges.....................      (280,788)     (271,020)      (597,783)     (292,447)      (197,759)     (207,502)
                                -------------  ------------  -------------  ------------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (242,340,158)   43,924,989    (65,389,810)  362,744,477   (141,994,445)   59,331,511
                                -------------  ------------  -------------  ------------  -------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (433,530,119)  190,073,996   (299,870,394)  384,312,390   (286,007,525)  111,502,416

NET ASSETS
  Beginning of period..........   567,927,153   377,853,157    838,230,216   453,917,826    418,511,242   307,008,826
                                -------------  ------------  -------------  ------------  -------------  ------------
  End of period................ $ 134,397,034  $567,927,153  $ 538,359,822  $838,230,216  $ 132,503,717  $418,511,242
                                =============  ============  =============  ============  =============  ============

  Beginning units..............    13,323,238    11,346,551     52,178,275    23,736,273     20,459,495    16,917,509
                                -------------  ------------  -------------  ------------  -------------  ------------
  Units issued.................     8,915,621    13,857,446     59,995,438    60,077,602      7,999,296    18,665,459
  Units redeemed...............   (16,303,864)  (11,880,759)   (65,300,457)  (31,635,600)   (15,863,903)  (15,123,473)
                                -------------  ------------  -------------  ------------  -------------  ------------
  Ending units.................     5,934,995    13,323,238     46,873,256    52,178,275     12,594,888    20,459,495
                                =============  ============  =============  ============  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A31

                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
   AST MFS Global Equity      AST JPMorgan International  AST T. Rowe Price Global Bond    AST International Growth
         Portfolio                 Equity Portfolio                Portfolio                       Portfolio
---------------------------  ---------------------------  ---------------------------   ------------------------------
  01/01/2008    01/01/2007     01/01/2008    01/01/2007     01/01/2008     01/01/2007     01/01/2008      01/01/2007
      to            to             to            to             to             to             to              to
  12/31/2008    12/31/2007     12/31/2008    12/31/2007     12/31/2008     12/31/2007     12/31/2008      12/31/2007
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------

$    (326,268) $    693,550  $   2,765,374  $   (881,490) $  11,051,462   $  4,032,941  $   (2,499,695) $  (19,436,713)

   29,163,782    19,847,135              0             0     10,877,207              0     169,349,841      99,688,621

  (34,322,752)   30,285,396     39,501,756    72,727,635     11,571,947      2,381,362      71,170,367     176,261,626

  (41,396,086)  (37,131,974)  (184,599,401)  (36,759,487)   (47,705,276)    27,365,025    (833,902,954)    (28,175,778)
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------

  (46,881,324)   13,694,107   (142,332,271)   35,086,658    (14,204,660)    33,779,328    (595,882,441)    228,337,756
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------


    6,609,224    11,988,874      9,144,196    22,214,985     20,411,965     24,792,881      36,446,448      70,445,262

  (18,888,748)  (29,167,500)   (42,494,785)  (70,775,688)   (49,861,052)   (48,156,070)   (117,930,626)   (192,902,729)

  (49,170,561)  (62,056,371)  (141,323,670)  (21,644,143)  (195,811,429)      (874,891)   (316,403,348)   (190,908,879)

     (104,694)     (127,010)      (226,025)     (297,762)      (258,851)      (232,816)       (732,511)       (871,834)
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------

  (61,554,779)  (79,362,007)  (174,900,284)  (70,502,608)  (225,519,367)   (24,470,896)   (398,620,037)   (314,238,180)
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------

 (108,436,103)  (65,667,900)  (317,232,555)  (35,415,950)  (239,724,027)     9,308,432    (994,502,478)    (85,900,424)

  175,143,549   240,811,449    466,812,375   502,228,325    461,638,336    452,329,904   1,450,280,781   1,536,181,205
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------
$  66,707,446  $175,143,549  $ 149,579,820  $466,812,375  $ 221,914,309   $461,638,336  $  455,778,303  $1,450,280,781
=============  ============  =============  ============  =============   ============  ==============  ==============

   10,147,170    14,954,097     18,705,177    20,776,118     33,380,778     35,160,659      59,910,708      74,075,677
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------
    5,288,432     7,822,766      6,262,080    14,061,306     20,304,715     23,378,020      21,142,283      25,167,864
   (9,334,839)  (12,629,693)   (15,139,804)  (16,132,247)   (37,467,746)   (25,157,901)    (42,161,257)    (39,332,833)
-------------  ------------  -------------  ------------  -------------   ------------  --------------  --------------
    6,100,763    10,147,170      9,827,453    18,705,177     16,217,747     33,380,778      38,891,734      59,910,708
=============  ============  =============  ============  =============   ============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                         SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------
                                    AST Aggressive Asset         AST Capital Growth Asset      AST Academic Strategies Asset
                                    Allocation Portfolio           Allocation Portfolio             Allocation Portfolio
                                ---------------------------  -------------------------------  -------------------------------
                                  01/01/2008    01/01/2007      01/01/2008      01/01/2007       01/01/2008      01/01/2007
                                      to            to              to              to               to              to
                                  12/31/2008    12/31/2007      12/31/2008      12/31/2007       12/31/2008      12/31/2007
                                -------------  ------------  ---------------  --------------  ---------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (2,573,334) $ (7,305,946) $   (42,933,122) $  (80,991,641) $   (27,541,639) $  (53,408,651)
  Capital gains distributions
   received....................    32,481,508     2,728,801      244,343,054      14,583,579      139,855,994      10,877,421
  Realized gain (loss) on
   shares redeemed.............   (59,187,895)   14,556,485     (236,932,957)     25,705,846     (144,730,975)     10,954,491
  Net change in unrealized
   gain (loss) on
   investments.................  (101,437,993)   15,542,202   (1,557,881,754)    309,219,189   (1,090,596,229)    225,680,868
                                -------------  ------------  ---------------  --------------  ---------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (130,717,714)   25,521,542   (1,593,404,779)    268,516,973   (1,123,012,849)    194,104,129
                                -------------  ------------  ---------------  --------------  ---------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    63,361,120   160,413,749    1,073,948,392   2,015,830,885      843,023,706   1,390,847,386
  Surrenders, withdrawals and
   death benefits..............   (17,929,965)  (23,729,491)    (165,390,217)   (175,825,481)    (176,964,659)   (175,301,959)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (326,650,915)    6,043,249   (2,415,853,142)     70,573,422   (1,580,838,899)     97,813,870
  Withdrawal and other
   charges.....................      (246,153)     (219,795)      (2,170,250)     (1,124,258)      (1,680,950)       (833,013)
                                -------------  ------------  ---------------  --------------  ---------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (281,465,913)  142,507,712   (1,509,465,217)  1,909,454,568     (916,460,802)  1,312,526,284
                                -------------  ------------  ---------------  --------------  ---------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (412,183,627)  168,029,254   (3,102,869,996)  2,177,971,541   (2,039,473,651)  1,506,630,413

NET ASSETS
  Beginning of period..........   506,044,451   338,015,197    5,234,700,606   3,056,729,065    3,809,076,484   2,302,446,071
                                -------------  ------------  ---------------  --------------  ---------------  --------------
  End of period................ $  93,860,824  $506,044,451  $ 2,131,830,610  $5,234,700,606  $ 1,769,602,833  $3,809,076,484
                                =============  ============  ===============  ==============  ===============  ==============

  Beginning units..............    41,419,918    29,758,635      437,914,459     274,471,163      324,958,850     209,952,238
                                -------------  ------------  ---------------  --------------  ---------------  --------------
  Units issued.................    20,441,280    47,683,825      258,249,959     416,597,034      196,817,100     278,937,880
  Units redeemed...............   (48,353,268)  (36,022,542)    (415,972,234)   (253,153,738)    (295,623,649)   (163,931,268)
                                -------------  ------------  ---------------  --------------  ---------------  --------------
  Ending units.................    13,507,930    41,419,918      280,192,184     437,914,459      226,152,301     324,958,850
                                =============  ============  ===============  ==============  ===============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A33

                                             SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------
 AST Balanced Asset Allocation     AST Preservation Asset                                Evergreen VA Diversified
           Portfolio                Allocation Portfolio        Davis Value Portfolio      Capital Builder Fund
------------------------------  ----------------------------  -------------------------  -----------------------
  01/01/2008      01/01/2007      01/01/2008     01/01/2007    01/01/2008    01/01/2007   01/01/2008  01/01/2007
      to              to              to             to            to            to           to          to
  12/31/2008      12/31/2007      12/31/2008     12/31/2007    12/31/2008    12/31/2007   12/31/2008  12/31/2007
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------

$  (10,774,250) $  (14,769,914) $  (11,135,700) $ (7,156,000) $    (64,412) $   (50,298) $   (54,284) $  158,182

    43,152,414       2,456,706      31,620,808             0        65,862      508,895            0           0

  (107,371,531)      5,866,997     (40,236,623)   18,894,570       588,702    1,474,486       35,176     123,941

  (318,759,610)     62,009,167    (199,858,526)   16,874,669    (3,376,137)  (1,476,311)  (1,705,903)     26,398
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------

  (393,752,977)     55,562,956    (219,610,041)   28,613,239    (2,785,985)     456,772   (1,725,011)    308,521
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------


   580,853,517     453,400,089     576,169,356   228,973,369             0        3,114            0       3,896

   (93,433,782)    (56,825,592)    (86,630,666)  (32,421,611)   (1,469,543)  (2,113,963)    (932,155)   (936,068)

  (378,539,679)    129,479,706     209,177,299    93,752,664    (5,935,398)     633,349   (1,246,180)     14,398

      (744,348)       (233,183)       (733,584)     (129,253)      (14,590)     (20,617)     (12,516)    (15,449)
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------

   108,135,708     525,821,020     697,982,405   290,175,169    (7,419,531)  (1,498,117)  (2,190,851)   (933,223)
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------

  (285,617,269)    581,383,976     478,372,364   318,788,408   (10,205,516)  (1,041,345)  (3,915,862)   (624,702)

 1,143,187,943     561,803,967     568,795,602   250,007,194    12,664,219   13,705,564    5,549,534   6,174,236
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------
$  857,570,674  $1,143,187,943  $1,047,167,966  $568,795,602  $  2,458,703  $12,664,219  $ 1,633,672  $5,549,534
==============  ==============  ==============  ============  ============  ===========  ===========  ==========

    98,553,829      51,724,638      50,337,854    23,553,542       967,569    1,082,056      504,798     590,857
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------
   151,769,097     103,329,126     199,802,668    83,601,551        71,166      259,921       30,702      40,492
  (144,627,197)    (56,499,935)   (132,705,726)  (56,817,239)     (715,772)    (374,408)    (258,288)   (126,551)
--------------  --------------  --------------  ------------  ------------  -----------  -----------  ----------
   105,695,729      98,553,829     117,434,796    50,337,854       322,963      967,569      277,212     504,798
==============  ==============  ==============  ============  ============  ===========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                  SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                                           Evergreen VA International  Evergreen VA Fundamental
                                 Evergreen VA Growth Fund          Equity Fund              Large Cap Fund
                                -------------------------  --------------------------  ------------------------
                                 01/01/2008    01/01/2007   01/01/2008    01/01/2007    01/01/2008   01/01/2007
                                     to            to           to            to            to           to
                                 12/31/2008    12/31/2007   12/31/2008    12/31/2007    12/31/2008   12/31/2007
                                ------------  -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   (393,953) $  (711,470) $ (1,123,522) $    991,138  $    (6,912) $   (36,522)
  Capital gains distributions
   received....................            0    8,359,322     2,145,587     8,182,510            0      674,528
  Realized gain (loss) on
   shares redeemed.............   (6,882,813)   3,010,088   (10,732,803)    9,494,317      126,434      695,681
  Net change in unrealized
   gain (loss) on
   investments.................   (5,953,519)  (6,960,318)  (26,936,772)   (6,309,111)  (2,648,725)    (695,066)
                                ------------  -----------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (13,230,285)   3,697,622   (36,647,510)   12,358,854   (2,529,203)     638,621
                                ------------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      975,177    3,746,033     4,935,155    11,207,927        1,070        8,216
  Surrenders, withdrawals and
   death benefits..............   (3,783,520)  (5,451,331)   (9,565,246)  (12,987,070)  (1,035,018)  (1,210,200)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (12,814,816)  (4,084,260)  (35,055,503)   10,908,784     (548,384)    (382,058)
  Withdrawal and other
   charges.....................      (29,623)     (37,019)      (73,933)      (79,138)     (20,709)     (23,170)
                                ------------  -----------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (15,652,782)  (5,826,577)  (39,759,527)    9,050,503   (1,603,041)  (1,607,212)
                                ------------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (28,883,067)  (2,128,955)  (76,407,037)   21,409,357   (4,132,244)    (968,591)

NET ASSETS
  Beginning of period..........   41,697,454   43,826,409   112,461,091    91,051,734    8,513,645    9,482,236
                                ------------  -----------  ------------  ------------  -----------  -----------
  End of period................ $ 12,814,387  $41,697,454  $ 36,054,054  $112,461,091  $ 4,381,401  $ 8,513,645
                                ============  ===========  ============  ============  ===========  ===========

  Beginning units..............    3,052,468    3,503,745     5,408,779     5,001,170      591,659      703,512
                                ------------  -----------  ------------  ------------  -----------  -----------
  Units issued.................    1,102,636    1,749,567     2,230,936     5,621,093      104,248       65,084
  Units redeemed...............   (2,542,546)  (2,200,844)   (4,567,119)   (5,213,484)    (236,125)    (176,937)
                                ------------  -----------  ------------  ------------  -----------  -----------
  Ending units.................    1,612,558    3,052,468     3,072,596     5,408,779      459,782      591,659
                                ============  ===========  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A35

                                        SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
                           Evergreen VA Special Values Evergreen VA Diversified    Columbia Money Market
 Evergreen VA Omega Fund             Fund                 Income Builder Fund            Fund, VS
-------------------------  --------------------------  ------------------------  ------------------------
 01/01/2008    01/01/2007   01/01/2008    01/01/2007    01/01/2008   01/01/2007   01/01/2008   01/01/2007
     to            to           to            to            to           to           to           to
 12/31/2008    12/31/2007   12/31/2008    12/31/2007    12/31/2008   12/31/2007   12/31/2008   12/31/2007
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------

$   (232,554) $  (234,092) $   (25,851)  $    (9,803)  $   222,955  $   224,546  $    33,796  $   102,340

           0            0            0     1,034,019             0       60,729            0            0

     301,066    3,313,947   (1,175,110)      591,009      (481,553)      89,376            0            0

  (5,523,238)    (975,111)    (159,118)   (2,305,094)   (1,168,076)    (220,473)           0            0
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------

  (5,454,726)   2,104,744   (1,360,079)     (689,869)   (1,426,674)     154,178       33,796      102,340
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------


     808,988    1,390,887        6,323         8,598           487        1,155       18,181       (7,819)

  (1,897,926)  (3,198,089)    (644,837)     (918,077)     (920,615)    (670,281)  (3,197,414)  (2,860,059)

  (3,863,847)    (608,072)  (2,703,283)     (329,513)     (867,806)    (349,384)   2,351,429    2,740,338

     (31,502)     (35,365)     (14,981)      (19,921)      (12,704)     (15,202)      (3,678)      (3,631)
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------

  (4,984,287)  (2,450,639)  (3,356,778)   (1,258,913)   (1,800,638)  (1,033,712)    (831,482)    (131,171)
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------

 (10,439,013)    (345,895)  (4,716,857)   (1,948,782)   (3,227,312)    (879,534)    (797,686)     (28,831)

  21,935,258   22,281,153    6,903,311     8,852,093     5,989,186    6,868,720    2,568,441    2,597,272
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------
$ 11,496,245  $21,935,258  $ 2,186,454   $ 6,903,311   $ 2,761,874  $ 5,989,186  $ 1,770,755  $ 2,568,441
============  ===========  ===========   ===========   ===========  ===========  ===========  ===========

   2,125,961    2,450,162      315,639       368,393       401,513      468,336      234,422      246,470
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------
     850,872    1,462,945       44,399        49,710        53,061       88,691      299,662      270,236
  (1,350,733)  (1,787,146)    (214,396)     (102,464)     (190,543)    (155,514)    (374,938)    (282,284)
------------  -----------  -----------   -----------   -----------  -----------  -----------  -----------
   1,626,100    2,125,961      145,642       315,639       264,031      401,513      159,146      234,422
============  ===========  ===========   ===========   ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                SUBACCOUNTS
                                ---------------------------------------------------------------------------
                                Columbia Small Company  Columbia Large Cap Growth Prudential SP International
                                    Growth Fund, VS             Fund, VS               Growth Portfolio
                                ----------------------  ------------------------  -------------------------
                                01/01/2008  01/01/2007   01/01/2008   01/01/2007   01/01/2008     01/01/2007
                                    to          to           to           to           to             to
                                12/31/2008  12/31/2007   12/31/2008   12/31/2007   12/31/2008     12/31/2007
                                ----------  ----------  -----------  -----------  ------------   -----------
OPERATIONS
  Net investment income
   (loss)...................... $   (7,674) $  (11,179) $   (57,390) $   (70,068) $      2,162   $  (397,635)
  Capital gains distributions
   received....................     89,784           0            0            0     5,080,602     6,884,448
  Realized gain (loss) on
   shares redeemed.............     95,998     128,089      247,817      531,919   (11,883,799)    6,012,268
  Net change in unrealized
   gain (loss) on
   investments.................   (561,548)     13,100   (3,803,094)   1,040,669   (10,097,586)   (5,465,838)
                                ----------  ----------  -----------  -----------  ------------   -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   (383,440)    130,010   (3,612,667)   1,502,520   (16,898,621)    7,033,243
                                ----------  ----------  -----------  -----------  ------------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................          0        (207)       1,247        3,406       404,939       451,787
  Surrenders, withdrawals and
   death benefits..............   (140,315)   (131,215)  (1,724,072)  (1,491,334)   (4,059,299)   (6,862,153)
  Net transfers between other
   subaccounts or fixed rate
   option......................    (82,276)    (82,318)    (555,630)  (1,278,161)  (19,881,232)    7,655,455
  Withdrawal and other
   charges.....................     (1,335)     (1,617)     (11,601)     (13,489)      (19,433)      (29,112)
                                ----------  ----------  -----------  -----------  ------------   -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (223,926)   (215,357)  (2,290,056)  (2,779,578)  (23,555,025)    1,215,977
                                ----------  ----------  -----------  -----------  ------------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (607,366)    (85,347)  (5,902,723)  (1,277,058)  (40,453,646)    8,249,220

NET ASSETS
  Beginning of period..........  1,069,300   1,154,647   10,477,992   11,755,050    51,415,115    43,165,895
                                ----------  ----------  -----------  -----------  ------------   -----------
  End of period................ $  461,934  $1,069,300  $ 4,575,269  $10,477,992  $ 10,961,469   $51,415,115
                                ==========  ==========  ===========  ===========  ============   ===========

  Beginning units..............     50,726      61,522      799,831    1,028,389     3,043,271     3,003,554
                                ----------  ----------  -----------  -----------  ------------   -----------
  Units issued.................         60       1,017        8,340        5,880     1,411,916     3,781,478
  Units redeemed...............    (13,379)    (11,813)    (215,930)    (234,438)   (3,131,837)   (3,741,761)
                                ----------  ----------  -----------  -----------  ------------   -----------
  Ending units.................     37,407      50,726      592,241      799,831     1,323,350     3,043,271
                                ==========  ==========  ===========  ===========  ============   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                           SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------
  Gartmore NVIT Developing                              First Trust Target Focus Four  Global Dividend Target 15
        Markets Fund         The DOW DART 10 Portfolio          Portfolio                      Portfolio
---------------------------  -------------------------  ----------------------------  ---------------------------
  01/01/2008    01/01/2007    01/01/2008   01/01/2007    01/01/2008     01/01/2007      01/01/2008    01/01/2007
      to            to            to           to            to             to              to            to
  12/31/2008    12/31/2007    12/31/2008   12/31/2007    12/31/2008     12/31/2007      12/31/2008    12/31/2007
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------

$  (2,410,673) $ (4,406,002) $  (164,358) $   (359,001) $  (144,785)   $   (80,220)   $  (1,535,338) $ (2,761,248)

   84,858,152    51,064,989            0             0            0              0                0             0

  (71,831,967)   44,763,374   (1,040,468)    2,229,490   (2,931,822)       447,884       (3,821,114)   25,019,980

 (193,436,082)   27,984,471   (2,152,120)   (2,151,440)  (2,331,362)      (212,530)     (40,779,761)   (9,583,405)
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------

 (182,820,570)  119,406,832   (3,356,946)     (280,951)  (5,407,969)       155,134      (46,136,213)   12,675,327
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------


   19,875,891    39,356,712      549,073     1,849,118    6,226,958        248,350       10,622,095    35,807,455

  (33,887,733)  (53,564,679)  (1,649,763)   (2,437,444)  (1,359,748)    (1,070,540)     (12,283,700)  (20,460,276)

 (195,725,471)   50,203,241   (4,623,594)  (10,887,401)  (7,446,956)     7,638,026      (89,773,692)   16,954,640

     (190,035)     (215,114)     (11,921)      (16,136)      (8,382)        (5,192)         (75,274)      (85,597)
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------

 (209,927,348)   35,780,160   (5,736,205)  (11,491,863)  (2,588,128)     6,810,644      (91,510,571)   32,216,222
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------

 (392,747,918)  155,186,992   (9,093,151)  (11,772,814)  (7,996,097)     6,965,778     (137,646,784)   44,891,549

  478,757,546   323,570,554   16,177,157    27,949,971   12,697,701      5,731,923      173,717,090   128,825,541
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------
$  86,009,628  $478,757,546  $ 7,084,006  $ 16,177,157  $ 4,701,604    $12,697,701    $  36,070,306  $173,717,090
=============  ============  ===========  ============   ===========    ===========   =============  ============

   14,104,129    14,181,235    1,360,710     2,310,852    1,491,846      1,128,706        8,705,117     7,224,534
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------
    8,344,908    17,637,155      686,443     1,612,884    2,332,740        946,307        3,889,163    12,861,370
  (15,807,420)  (17,714,261)  (1,190,047)   (2,563,026)  (2,617,011)      (583,167)      (9,394,819)  (11,380,787)
-------------  ------------  -----------  ------------   -----------    -----------   -------------  ------------
    6,641,617    14,104,129      857,106     1,360,710    1,207,575      1,491,846        3,199,461     8,705,117
=============  ============  ===========  ============   ===========    ===========   =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                  SUBACCOUNTS
                                -------------------------------------------------------------------------------

                                NASDAQ Target 15 Portfolio  S&P Target 24 Portfolio  Target Managed VIP Portfolio
                                ------------------------   ------------------------  ---------------------------
                                 01/01/2008    01/01/2007   01/01/2008   01/01/2007    01/01/2008    01/01/2007
                                     to            to           to           to            to            to
                                 12/31/2008    12/31/2007   12/31/2008   12/31/2007    12/31/2008    12/31/2007
                                -----------   -----------  -----------  -----------  -------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (84,337)  $  (126,996) $  (168,951) $  (261,488) $  (1,424,734) $ (3,285,388)
  Capital gains distributions
   received....................           0             0            0            0              0             0
  Realized gain (loss) on
   shares redeemed.............  (3,497,912)    1,471,731   (1,778,345)     741,588      1,549,266    17,576,113
  Net change in unrealized
   gain (loss) on
   investments.................  (1,234,742)       83,416   (1,748,561)    (151,056)   (48,545,342)   (1,161,311)
                                -----------   -----------  -----------  -----------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (4,816,991)    1,428,151   (3,695,857)     329,044    (48,420,810)   13,129,414
                                -----------   -----------  -----------  -----------  -------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     693,042       903,050    1,088,019    2,994,280      4,117,189    20,126,283
  Surrenders, withdrawals and
   death benefits..............    (907,475)   (1,235,474)  (4,109,795)  (1,315,152)   (10,194,046)  (16,252,184)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (3,101,913)    2,910,865   (1,309,886)  (2,250,495)   (87,309,390)  (46,553,690)
  Withdrawal and other
   charges.....................      (4,871)       (6,094)     (17,227)     (16,208)      (107,615)     (155,112)
                                -----------   -----------  -----------  -----------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (3,321,217)    2,572,347   (4,348,889)    (587,575)   (93,493,862)  (42,834,703)
                                -----------   -----------  -----------  -----------  -------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (8,138,208)    4,000,498   (8,044,746)    (258,531)  (141,914,672)  (29,705,289)

NET ASSETS
  Beginning of period..........  11,316,956     7,316,458   15,797,835   16,056,366    174,192,519   203,897,808
                                -----------   -----------  -----------  -----------  -------------  ------------
  End of period................ $ 3,178,748   $11,316,956  $ 7,753,089  $15,797,835  $  32,277,847  $174,192,519
                                ===========   ===========  ===========  ===========  =============  ============

  Beginning units..............     856,515       686,462    1,424,893    1,496,950     12,029,440    15,281,221
                                -----------   -----------  -----------  -----------  -------------  ------------
  Units issued.................     715,125     1,236,164    1,344,344      990,858      3,401,514     8,620,725
  Units redeemed...............  (1,071,125)   (1,066,111)  (1,777,048)  (1,062,915)   (11,222,104)  (11,872,506)
                                -----------   -----------  -----------  -----------  -------------  ------------
  Ending units.................     500,515       856,515      992,189    1,424,893      4,208,850    12,029,440
                                ===========   ===========  ===========  ===========  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A39

                                           SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------
                                 The DOW Target Dividend
Value Line Target 25 Portfolio          Portfolio               ProFund VP Asia 30           ProFund VP Banks
-----------------------------  --------------------------  ---------------------------  -------------------------
 01/01/2008      01/01/2007     01/01/2008    01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to              to             to            to             to            to            to            to
 12/31/2008      12/31/2007     12/31/2008    12/31/2007     12/31/2008    12/31/2007    12/31/2008    12/31/2007
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------

$   (453,594)   $  (611,353)   $   (756,487) $ (1,649,125) $    (953,952) $ (2,650,815) $     (4,047) $   147,036

           0              0               0             0      7,442,206             0             0            0

  (2,217,568)     3,333,434      (7,614,457)    7,004,619    (63,995,253)   77,228,833   (10,890,814)  (2,352,518)

 (19,280,454)     3,430,262     (14,108,911)   (6,204,445)   (10,824,163)  (22,040,130)     (978,037)    (585,082)
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------

 (21,951,616)     6,152,343     (22,479,855)     (848,951)   (68,331,162)   52,537,888   (11,872,898)  (2,790,564)
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------


   3,194,013      5,419,985       4,356,801    16,958,884      6,731,429    20,195,180     1,113,897    1,329,100

  (8,176,403)    (5,240,270)     (5,383,779)   (8,010,283)   (10,852,390)  (20,001,165)   (1,426,034)  (1,211,579)

  (1,853,190)    (6,045,029)    (38,988,621)  (26,042,618)  (114,002,334)    4,539,932    20,277,748     (744,406)

     (24,096)       (26,325)        (47,304)      (55,679)       (68,467)      (77,426)      (10,518)      (5,519)
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------

  (6,859,676)    (5,891,639)    (40,062,903)  (17,149,696)  (118,191,762)    4,656,521    19,955,093     (632,404)
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------

 (28,811,292)       260,704     (62,542,758)  (17,998,647)  (186,522,924)   57,194,409     8,082,195   (3,422,968)

  44,021,012     43,760,308      82,923,224   100,921,871    229,468,373   172,273,964     9,868,250   13,291,218
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------
$ 15,209,720    $44,021,012    $ 20,380,466  $ 82,923,224  $  42,945,449  $229,468,373  $ 17,950,445  $ 9,868,250
 ============    ===========   ============  ============  =============  ============  ============  ===========

   3,219,457      3,690,582       7,364,976     8,908,522      7,318,886     8,238,599       978,439      961,152
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------
   1,689,788      1,593,740       4,061,139     7,564,240     15,422,807    34,400,771    23,835,400    6,315,686
  (2,486,435)    (2,064,865)     (8,339,159)   (9,107,786)   (19,759,712)  (35,320,484)  (21,275,591)  (6,298,399)
 ------------    -----------   ------------  ------------  -------------  ------------  ------------  -----------
   2,422,810      3,219,457       3,086,956     7,364,976      2,981,981     7,318,886     3,538,248      978,439
 ============    ===========   ============  ============  =============  ============  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------

                                      ProFund VP Bear        ProFund VP Biotechnology  ProFund VP Basic Materials
                                ---------------------------  ------------------------  --------------------------
                                  01/01/2008    01/01/2007    01/01/2008   01/01/2007   01/01/2008    01/01/2007
                                      to            to            to           to           to            to
                                  12/31/2008    12/31/2007    12/31/2008   12/31/2007   12/31/2008    12/31/2007
                                -------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $     269,388  $    995,313  $  (261,526) $  (201,487) $ (1,194,966) $   (961,895)
  Capital gains distributions
   received....................             0             0            0            0             0             0
  Realized gain (loss) on
   shares redeemed.............    28,090,225    (4,551,808)  (4,625,844)    (911,792)  (20,146,961)   11,983,636
  Net change in unrealized
   gain (loss) on
   investments.................    (2,416,610)     (158,292)   1,491,544   (1,218,303)  (14,995,436)      933,227
                                -------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    25,943,003    (3,714,787)  (3,395,826)  (2,331,582)  (36,337,363)   11,954,968
                                -------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     2,049,263       987,250      689,237      512,539     5,525,684     8,864,895
  Surrenders, withdrawals and
   death benefits..............    (8,636,059)   (5,232,670)  (2,287,445)  (2,573,473)  (10,255,836)   (9,072,221)
  Net transfers between other
   subaccounts or fixed rate
   option......................      (132,855)    9,118,682   10,647,379    8,696,611   (50,080,030)   69,507,252
  Withdrawal and other
   charges.....................       (44,946)      (25,975)     (10,279)      (8,021)      (55,095)      (40,198)
                                -------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (6,764,597)    4,847,287    9,038,892    6,627,656   (54,865,277)   69,259,728
                                -------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    19,178,406     1,132,500    5,643,066    4,296,074   (91,202,640)   81,214,696

NET ASSETS
  Beginning of period..........    29,520,523    28,388,023   16,585,585   12,289,511   111,823,806    30,609,110
                                -------------  ------------  -----------  -----------  ------------  ------------
  End of period................ $  48,698,929  $ 29,520,523  $22,228,651  $16,585,585  $ 20,621,166  $111,823,806
                                =============  ============  ===========  ===========  ============  ============

  Beginning units..............     4,416,686     4,204,752    1,762,789    1,291,025     6,010,400     2,130,572
                                -------------  ------------  -----------  -----------  ------------  ------------
  Units issued.................   123,989,856    99,137,778    9,267,914    7,899,874    19,110,357    32,416,176
  Units redeemed...............  (123,145,085)  (98,925,844)  (8,826,010)  (7,428,110)  (22,736,285)  (28,536,348)
                                -------------  ------------  -----------  -----------  ------------  ------------
  Ending units.................     5,261,457     4,416,686    2,204,693    1,762,789     2,384,472     6,010,400
                                =============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
                                                                ProFund VP                 ProFund VP
   ProFund VP UltraBull           ProFund VP Bull            Consumer Services           Consumer Goods
--------------------------  ---------------------------  ------------------------  -------------------------
 01/01/2008    01/01/2007    01/01/2008     01/01/2007    01/01/2008   01/01/2007   01/01/2008    01/01/2007
     to            to            to             to            to           to           to            to
 12/31/2008    12/31/2007    12/31/2008     12/31/2007    12/31/2008   12/31/2007   12/31/2008    12/31/2007
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------

$      7,716  $   (477,430) $ (1,332,602) $  (1,285,499) $   (42,997) $  (101,955) $    (49,214) $  (127,531)

           0     4,237,192     1,132,567      1,322,855            0            0       377,964            0

 (23,575,521)   (2,471,728)  (37,161,445)     6,424,520   (1,269,224)    (226,149)   (4,700,887)   1,539,797

   1,784,878    (2,251,381)    1,545,975     (3,650,949)     161,956     (155,137)     (111,971)    (861,787)
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------

 (21,782,927)     (963,347)  (35,815,505)     2,810,927   (1,150,265)    (483,241)   (4,484,108)     550,479
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------


     631,236     2,760,719       973,059      3,545,828      182,459      530,210       914,026      719,302

  (4,260,914)   (6,147,562)  (12,543,524)   (17,791,653)    (287,670)    (451,651)   (1,300,664)  (1,851,758)

  24,273,405       437,128   (28,543,333)   (86,624,455)   3,862,715   (3,643,498)  (16,443,587)  12,139,607

     (19,644)      (29,853)      (82,460)       (83,552)      (2,145)      (3,389)       (6,071)      (7,539)
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------

  20,624,083    (2,979,568)  (40,196,258)  (100,953,832)   3,755,359   (3,568,328)  (16,836,296)  10,999,612
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------

  (1,158,844)   (3,942,915)  (76,011,763)   (98,142,905)   2,605,094   (4,051,569)  (21,320,404)  11,550,091

  49,950,234    53,893,149   128,911,345    227,054,250    2,446,978    6,498,547    30,124,280   18,574,189
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------
$ 48,791,390  $ 49,950,234  $ 52,899,582  $ 128,911,345  $ 5,052,072  $ 2,446,978  $  8,803,876  $30,124,280
============  ============  ============  =============  ===========  ===========  ============  ===========

   4,135,400     4,654,736    10,228,754     18,245,182      239,644      601,586     2,348,631    1,569,847
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------
  35,818,464    26,579,294    79,152,399     74,417,266    3,781,978    4,166,245     6,596,518    9,361,091
 (28,227,993)  (27,098,630)  (82,569,150)   (82,433,694)  (3,204,762)  (4,528,187)   (7,945,382)  (8,582,307)
------------  ------------  ------------  -------------  -----------  -----------  ------------  -----------
  11,725,871     4,135,400     6,812,003     10,228,754      816,860      239,644       999,767    2,348,631
============  ============  ============  =============  ===========  ===========  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A42

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------

                                    ProFund VP Oil & Gas        ProFund VP Europe 30        ProFund VP Financials
                                ---------------------------  --------------------------  --------------------------
                                  01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                      to            to            to            to            to            to
                                  12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                -------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $  (2,146,300) $ (2,715,646) $    109,940  $    263,996  $    (64,302) $   (214,548)
  Capital gains distributions
   received....................     8,010,542     4,189,010     5,687,632       865,529             0             0
  Realized gain (loss) on
   shares redeemed.............   (24,089,803)   26,880,300   (23,170,283)   14,793,820   (14,692,005)   (2,242,419)
  Net change in unrealized
   gain (loss) on
   investments.................   (33,580,439)   10,665,648    (5,948,370)   (7,985,579)      362,168    (3,139,583)
                                -------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   (51,806,000)   39,019,312   (23,321,081)    7,937,766   (14,394,139)   (5,596,550)
                                -------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     8,421,066    15,536,260     2,057,270     7,105,755     3,479,552     2,810,645
  Surrenders, withdrawals and
   death benefits..............   (17,420,502)  (19,198,537)   (8,103,366)  (16,481,204)   (1,877,322)   (4,179,991)
  Net transfers between other
   subaccounts or fixed rate
   option......................   (71,775,383)    9,515,726   (45,358,814)  (31,791,285)    9,273,915   (17,300,745)
  Withdrawal and other
   charges.....................       (95,399)      (94,786)      (29,512)      (56,329)      (13,582)      (13,873)
                                -------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (80,870,218)    5,758,663   (51,434,422)  (41,223,063)   10,862,563   (18,683,964)
                                -------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (132,676,218)   44,777,975   (74,755,503)  (33,285,297)   (3,531,576)  (24,280,514)

NET ASSETS
  Beginning of period..........   188,297,744   143,519,769    92,831,733   126,117,030    20,400,301    44,680,815
                                -------------  ------------  ------------  ------------  ------------  ------------
  End of period................ $  55,621,526  $188,297,744  $ 18,076,230  $ 92,831,733  $ 16,868,725  $ 20,400,301
                                =============  ============  ============  ============  ============  ============

  Beginning units..............     7,070,957     7,128,072     5,887,592     9,520,644     1,779,162     3,162,737
                                -------------  ------------  ------------  ------------  ------------  ------------
  Units issued.................    17,885,916    30,040,226    13,068,423    43,234,150    20,583,883    10,228,546
  Units redeemed...............   (21,465,318)  (30,097,341)  (16,665,790)  (46,867,202)  (19,302,334)  (11,612,121)
                                -------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................     3,491,555     7,070,957     2,290,225     5,887,592     3,060,711     1,779,162
                                =============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A43

                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
        ProFund VP
   U.S. Government Plus       ProFund VP Health Care     ACCESS VP High Yield Fund    ProFund VP Industrials
--------------------------  --------------------------  --------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to            to            to            to            to            to            to
 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$     98,343  $  1,296,555  $   (316,842) $   (829,605) $  1,047,349  $  1,249,287  $   (246,689) $   (379,939)

           0             0             0             0             0       253,447       472,306             0

   8,327,542     2,612,621    (9,564,909)    6,344,500    (3,130,092)     (751,288)   (8,024,093)    1,623,314

  24,252,590     1,768,134       408,200    (3,064,569)      666,569      (341,674)     (590,021)     (691,733)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

  32,678,475     5,677,310    (9,473,551)    2,450,326    (1,416,174)      409,772    (8,388,497)      551,642
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   4,061,311     1,186,022     2,010,935     2,747,762        71,488       557,453       551,470     1,139,306

 (12,725,187)   (8,561,714)   (3,011,399)   (7,150,639)   (6,326,984)   (4,055,193)   (2,377,892)   (2,915,594)

  (9,313,633)   58,128,356   (26,147,452)   (4,148,277)    2,553,257    (1,338,235)   (4,577,339)   15,135,347

     (58,301)      (45,033)      (21,756)      (25,478)       (7,136)       (7,161)      (10,447)      (10,252)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (18,035,810)   50,707,631   (27,169,672)   (8,576,632)   (3,709,375)   (4,843,136)   (6,414,208)   13,348,807
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

  14,642,665    56,384,941   (36,643,223)   (6,126,306)   (5,125,549)   (4,433,364)  (14,802,705)   13,900,449

  87,800,417    31,415,476    57,795,006    63,921,312    26,923,864    31,357,228    23,481,158     9,580,709
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$102,443,082  $ 87,800,417  $ 21,151,783  $ 57,795,006  $ 21,798,315  $ 26,923,864  $  8,678,453  $ 23,481,158
============  ============  ============  ============  ============  ============  ============  ============

   7,086,946     2,703,814     5,321,093     6,342,850     2,274,168     2,745,535     1,594,141       738,445
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  45,247,995    55,034,044    16,589,739    19,306,974    12,796,059    11,509,725     7,846,470    13,430,608
 (46,843,993)  (50,650,912)  (19,180,929)  (20,328,731)  (13,109,207)  (11,981,092)   (8,395,880)  (12,574,912)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   5,490,948     7,086,946     2,729,903     5,321,093     1,961,020     2,274,168     1,044,731     1,594,141
============  ============  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A44

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                   ProFund VP Internet          ProFund VP Japan       ProFund VP Precious Metals
                                -------------------------  --------------------------  --------------------------
                                 01/01/2008    01/01/2007   01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                     to            to           to            to            to            to
                                 12/31/2008    12/31/2007   12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                ------------  -----------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (103,848) $   (97,076) $  1,480,967  $  1,530,873  $  1,580,995  $  2,294,619
  Capital gains distributions
   received....................      668,253            0             0             0     8,251,593             0
  Realized gain (loss) on
   shares redeemed.............   (3,864,514)     373,841   (10,682,844)   (2,844,520)  (44,946,113)   12,704,273
  Net change in unrealized
   gain (loss) on
   investments.................     (224,844)    (266,008)    1,936,228    (2,831,176)  (19,503,001)    1,642,755
                                ------------  -----------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   (3,524,953)      10,757    (7,265,649)   (4,144,823)  (54,616,526)   16,641,647
                                ------------  -----------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      592,701    1,669,222       842,661     3,676,297    10,315,936    10,607,776
  Surrenders, withdrawals and
   death benefits..............     (771,297)  (1,687,210)   (1,741,883)   (5,935,533)  (15,119,088)  (14,277,815)
  Net transfers between other
   subaccounts or fixed rate
   option......................   (7,268,334)   4,036,044    (5,735,434)  (36,643,066)  (14,928,270)   17,962,260
  Withdrawal and other
   charges.....................       (4,666)      (5,246)       (9,964)      (23,921)      (85,570)      (68,809)
                                ------------  -----------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (7,451,596)   4,012,810    (6,644,620)  (38,926,223)  (19,816,992)   14,223,412
                                ------------  -----------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (10,976,549)   4,023,567   (13,910,269)  (43,071,046)  (74,433,518)   30,865,059

NET ASSETS
  Beginning of period..........   13,298,831    9,275,264    24,755,484    67,826,530   155,610,072   124,745,013
                                ------------  -----------  ------------  ------------  ------------  ------------
  End of period................ $  2,322,282  $13,298,831  $ 10,845,215  $ 24,755,484  $ 81,176,554  $155,610,072
                                ============  ===========  ============  ============  ============  ============

  Beginning units..............      647,306      487,568     1,734,202     4,321,658     8,057,488     7,735,448
                                ------------  -----------  ------------  ------------  ------------  ------------
  Units issued.................    1,206,611    4,369,018     8,559,035    17,346,877    29,717,732    34,486,182
  Units redeemed...............   (1,646,181)  (4,209,280)   (8,919,595)  (19,934,333)  (31,533,861)  (34,164,142)
                                ------------  -----------  ------------  ------------  ------------  ------------
  Ending units.................      207,736      647,306     1,373,642     1,734,202     6,241,359     8,057,488
                                ============  ===========  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A45

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
 ProFund VP Mid-Cap Growth   ProFund VP Mid-Cap Value   ProFund VP Pharmaceuticals   ProFund VP Real Estate
--------------------------  --------------------------  -------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008   01/01/2007    01/01/2008    01/01/2007
     to            to            to            to            to           to            to            to
 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008   12/31/2007    12/31/2008    12/31/2007
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------

$   (708,236) $ (1,298,722) $   (645,655) $ (1,072,996) $    19,699  $   (119,236) $   (388,974) $   (444,635)

   7,081,159     6,386,740     7,713,524     1,841,381            0             0       271,021     1,688,286

 (23,766,187)      210,042   (29,926,524)    8,068,195   (3,629,209)       (9,955)  (15,676,529)   (8,535,690)

  (4,098,775)     (129,354)    4,236,882    (7,128,681)     714,070       118,656     4,040,802    (4,826,580)
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------

 (21,492,039)    5,168,706   (18,621,773)    1,707,899   (2,895,440)      (10,535)  (11,753,680)  (12,118,619)
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------


   1,654,123     3,436,635     1,051,285     5,376,018      878,363     2,117,907     1,559,958     7,343,219

  (7,263,918)  (10,455,388)   (7,001,921)  (11,672,406)  (1,009,333)   (2,198,128)   (3,230,997)   (7,200,460)

 (18,216,777)     (661,847)  (22,217,643)  (34,672,699)    (590,618)   (8,535,100)   (2,345,581)  (29,298,928)

     (34,846)      (38,465)      (29,169)      (41,675)      (8,743)      (10,452)      (20,700)      (31,585)
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------

 (23,861,418)   (7,719,065)  (28,197,448)  (41,010,762)    (730,331)   (8,625,773)   (4,037,320)  (29,187,754)
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------

 (45,353,457)   (2,550,359)  (46,819,221)  (39,302,863)  (3,625,771)   (8,636,308)  (15,791,000)  (41,306,373)

  64,542,009    67,092,368    65,127,246   104,430,109   12,439,058    21,075,366    28,410,648    69,717,021
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------
$ 19,188,552  $ 64,542,009  $ 18,308,025  $ 65,127,246  $ 8,813,287  $ 12,439,058  $ 12,619,648  $ 28,410,648
============  ============  ============  ============  ===========  ============  ============  ============

   4,690,015     5,245,813     4,472,653     6,923,953    1,426,223     2,412,795     1,572,169     3,041,223
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------
  21,826,775    46,075,271    13,540,678    27,042,120    9,841,955    12,044,838     9,793,434    21,750,815
 (24,147,294)  (46,631,069)  (15,960,871)  (29,493,420)  (9,976,352)  (13,031,410)  (10,153,296)  (23,219,869)
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------
   2,369,496     4,690,015     2,052,460     4,472,653    1,291,826     1,426,223     1,212,307     1,572,169
============  ============  ============  ============  ===========  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A46

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                  ProFund VP Rising Rates
                                        Opportunity            ProFund VP NASDAQ-100    ProFund VP Semiconductor
                                --------------------------  --------------------------  ------------------------
                                 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008   01/01/2007
                                     to            to            to            to            to           to
                                 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008   12/31/2007
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  1,479,254  $  1,558,880  $   (718,556) $ (1,363,571) $   (48,659) $  (111,218)
  Capital gains distributions
   received....................            0             0             0             0            0            0
  Realized gain (loss) on
   shares redeemed.............  (10,984,877)   (5,411,250)  (23,127,285)    9,225,791   (1,723,023)     148,468
  Net change in unrealized
   gain (loss) on
   investments.................   (3,036,562)   (1,752,421)    1,616,093    (1,158,932)    (334,400)        (314)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (12,542,185)   (5,604,791)  (22,229,748)    6,703,288   (2,106,082)      36,936
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      803,235     2,556,856       944,547     3,375,601      285,625       86,736
  Surrenders, withdrawals and
   death benefits..............   (3,754,958)   (6,336,299)   (5,547,492)  (11,202,446)    (375,721)  (1,748,051)
  Net transfers between other
   subaccounts or fixed rate
   option......................   (1,296,514)  (26,421,499)  (47,987,046)   28,110,472   (1,889,029)     971,248
  Withdrawal and other
   charges.....................      (25,792)      (38,765)      (43,738)      (50,618)      (1,739)      (3,664)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (4,274,029)  (30,239,707)  (52,633,729)   20,233,009   (1,980,864)    (693,731)
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (16,816,214)  (35,844,498)  (74,863,477)   26,936,297   (4,086,946)    (656,795)

NET ASSETS
  Beginning of period..........   35,125,766    70,970,264    94,213,373    67,277,076    5,296,440    5,953,235
                                ------------  ------------  ------------  ------------  -----------  -----------
  End of period................ $ 18,309,552  $ 35,125,766  $ 19,349,896  $ 94,213,373  $ 1,209,494  $ 5,296,440
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............    5,406,511    10,313,304     8,873,160     7,599,738      707,006      842,301
                                ------------  ------------  ------------  ------------  -----------  -----------
  Units issued.................   53,553,102    55,340,107    52,011,916    82,514,143    2,481,635    9,672,802
  Units redeemed...............  (54,230,076)  (60,246,900)  (57,011,079)  (81,240,721)  (2,858,716)  (9,808,097)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................    4,729,537     5,406,511     3,873,997     8,873,160      329,925      707,006
                                ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A47

                                            SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------
   ProFund VP Small-Cap                                       ProFund VP Short
          Growth             ProFund VP Short Mid-Cap            NASDAQ-100          ProFund VP Short Small-Cap
--------------------------  --------------------------  ---------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008     01/01/2007    01/01/2008    01/01/2007
     to            to            to            to            to             to            to            to
 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008     12/31/2007    12/31/2008    12/31/2007
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------

$   (548,775) $ (1,233,892) $     56,102  $    189,325  $    571,709  $   1,470,206  $    679,127  $    342,109

     600,722    10,679,126             0             0             0              0             0             0

 (15,954,512)  (10,525,394)    2,925,437      (373,955)    7,746,333     (5,794,133)    6,095,409       841,733

   1,058,974    (1,715,420)     (237,901)      (15,226)   (1,238,649)      (288,413)     (985,936)      (38,503)
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------

 (14,843,591)   (2,795,580)    2,743,638      (199,856)    7,079,393     (4,612,340)    5,788,600     1,145,339
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------


     987,059     3,734,214        67,880       208,172     2,008,316        780,260        97,670       379,674

  (5,342,206)  (10,703,202)   (1,014,776)     (470,016)   (2,816,655)    (3,161,015)   (2,761,219)   (2,566,465)

   5,712,948   (32,518,721)      172,547    (3,203,297)   (6,056,742)    (5,244,240)  (10,906,490)    1,343,659

     (26,054)      (39,091)       (2,950)       (1,862)      (21,129)       (20,651)       (7,789)       (8,133)
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------

   1,331,747   (39,526,800)     (777,299)   (3,467,003)   (6,886,210)    (7,645,646)  (13,577,828)     (851,265)
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------

 (13,511,844)  (42,322,380)    1,966,339    (3,666,859)      193,183    (12,257,986)   (7,789,228)      294,074

  36,924,801    79,247,181     1,436,856     5,103,715    11,446,026     23,704,012    12,741,860    12,447,786
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------
$ 23,412,957  $ 36,924,801  $  3,403,195  $  1,436,856  $ 11,639,209  $  11,446,026  $  4,952,632  $ 12,741,860
============  ============  ============  ============  ============  =============  ============  ============

   2,403,287     5,414,930       183,108       616,685     2,314,336      4,161,359     1,562,566     1,564,369
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------
  14,800,575    31,898,795    14,816,571    16,996,708    67,835,076    133,681,404    32,823,911    70,775,536
 (14,705,628)  (34,910,438)  (14,667,428)  (17,430,285)  (68,532,197)  (135,528,427)  (33,891,904)  (70,777,339)
------------  ------------  ------------  ------------  ------------  -------------  ------------  ------------
   2,498,234     2,403,287       332,251       183,108     1,617,215      2,314,336       494,573     1,562,566
============  ============  ============  ============  ============  =============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A48

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                        ProFund VP                                              ProFund VP
                                      Small-Cap Value          ProFund VP Technology        Telecommunications
                                --------------------------  --------------------------  --------------------------
                                 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                     to            to            to            to            to            to
                                 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (451,595) $   (790,784) $   (137,122) $   (271,632) $    603,093  $   (564,145)
  Capital gains distributions
   received....................    2,987,019     5,396,689             0             0     4,714,561       154,513
  Realized gain (loss) on
   shares redeemed.............  (24,533,315)   (3,075,722)   (5,105,932)    1,904,584   (14,737,912)    6,993,715
  Net change in unrealized
   gain (loss) on
   investments.................    5,294,165    (5,752,978)     (345,562)     (461,432)    1,530,851    (3,026,516)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (16,703,726)   (4,222,795)   (5,588,616)    1,171,520    (7,889,407)    3,557,567
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    1,063,165     4,025,061       209,127       607,692       837,362     6,969,294
  Surrenders, withdrawals and
   death benefits..............   (3,528,231)   (5,839,730)   (1,556,965)   (3,502,191)   (1,630,940)   (7,846,075)
  Net transfers between other
   subaccounts or fixed rate
   option......................    5,551,891   (64,297,653)  (16,307,897)   14,421,097   (13,688,784)  (11,213,581)
  Withdrawal and other
   charges.....................      (19,838)      (25,638)       (4,649)       (7,453)      (13,164)      (30,250)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    3,066,987   (66,137,960)  (17,660,384)   11,519,145   (14,495,526)  (12,120,612)
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (13,636,739)  (70,360,755)  (23,249,000)   12,690,665   (22,384,933)   (8,563,045)

NET ASSETS
  Beginning of period..........   30,153,917   100,514,672    27,214,619    14,523,954    35,538,019    44,101,064
                                ------------  ------------  ------------  ------------  ------------  ------------
  End of period................ $ 16,517,178  $ 30,153,917  $  3,965,619  $ 27,214,619  $ 13,153,086  $ 35,538,019
                                ============  ============  ============  ============  ============  ============

  Beginning units..............    2,208,392     6,877,715     3,423,035     2,300,676     3,377,679     5,122,795
                                ------------  ------------  ------------  ------------  ------------  ------------
  Units issued.................   15,947,694    17,639,985     7,162,844    19,884,883     9,007,427    28,928,530
  Units redeemed...............  (16,273,484)  (22,309,308)   (9,592,146)  (18,762,524)  (10,055,794)  (30,673,646)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................    1,882,602     2,208,392       993,733     3,423,035     2,329,312     3,377,679
                                ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A49

                                             SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------
                                     ProFund VP
  ProFund VP UltraMid-Cap          UltraNASDAQ-100         ProFund VP UltraSmall-Cap      ProFund VP Utilities
--------------------------  ----------------------------  --------------------------  ---------------------------
 01/01/2008    01/01/2007     01/01/2008     01/01/2007    01/01/2008    01/01/2007     01/01/2008    01/01/2007
     to            to             to             to            to            to             to            to
 12/31/2008    12/31/2007     12/31/2008     12/31/2007    12/31/2008    12/31/2007     12/31/2008    12/31/2007
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------

$   (185,731) $ (1,151,102) $    (612,938) $    (975,140) $    (15,051) $   (168,444) $     163,104  $   (768,315)

           0     1,657,662              0              0             0             0      1,416,378     1,109,981

 (28,303,496)   (3,683,462)   (48,651,573)    14,380,129   (15,030,787)   (6,022,267)   (24,270,299)   14,467,941

   2,766,367      (265,895)     2,194,234     (3,407,379)    1,067,110        63,409     (6,060,031)   (4,092,928)
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------

 (25,722,860)   (3,442,797)   (47,070,277)     9,997,610   (13,978,728)   (6,127,302)   (28,750,848)   10,716,679
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------


   1,332,363     7,237,442      1,814,531      1,901,053       351,877     1,091,284      5,471,586    13,215,301

  (4,064,512)   (9,273,569)    (3,720,963)    (7,232,539)   (2,005,012)   (4,906,882)   (10,195,575)  (15,163,779)

 (13,577,223)   (8,382,163)   (26,594,889)    24,979,371    12,842,983   (24,540,597)  (117,652,737)   70,815,459

     (24,439)      (44,035)       (49,127)       (59,897)      (11,555)      (18,645)       (50,769)      (64,234)
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------

 (16,333,811)  (10,462,325)   (28,550,448)    19,587,988    11,178,293   (28,374,840)  (122,427,495)   68,802,747
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------

 (42,056,671)  (13,905,122)   (75,620,725)    29,585,598    (2,800,435)  (34,502,142)  (151,178,343)   79,519,426

  64,811,745    78,716,867     94,290,483     64,704,885    22,491,958    56,994,100    183,429,130   103,909,704
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------
$ 22,755,074  $ 64,811,745  $  18,669,758  $  94,290,483  $ 19,691,523  $ 22,491,958  $  32,250,787  $183,429,130
============  ============  =============  =============  ============  ============  =============  ============

   3,252,355     4,459,972     39,701,568     40,480,462     1,630,340     3,417,950     10,701,461     7,381,263
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------
  24,456,862    44,823,444    126,707,787    194,852,292    14,747,341    18,150,861     14,193,690    32,754,129
 (23,552,859)  (46,031,061)  (139,973,939)  (195,631,186)  (12,398,012)  (19,938,471)   (21,868,603)  (29,433,931)
------------  ------------  -------------  -------------  ------------  ------------  -------------  ------------
   4,156,358     3,252,355     26,435,416     39,701,568     3,979,669     1,630,340      3,026,548    10,701,461
============  ============  =============  =============  ============  ============  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A50

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------

                                ProFund VP Large-Cap Growth ProFund VP Large-Cap Value        Rydex VT Nova
                                --------------------------  --------------------------  ------------------------
                                 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008   01/01/2007
                                     to            to            to            to            to           to
                                 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008   12/31/2007
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   (888,174) $ (1,177,562) $    224,667  $ (1,244,615) $   (35,289) $   (12,754)
  Capital gains distributions
   received....................    1,005,470     1,384,240     6,545,241     5,037,853            0            0
  Realized gain (loss) on
   shares redeemed.............  (23,027,881)    6,085,460   (31,035,851)    3,180,466       46,377      633,954
  Net change in unrealized
   gain (loss) on
   investments.................    1,182,705    (3,722,468)    2,526,668    (7,973,921)  (2,404,541)    (571,755)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (21,727,880)    2,569,670   (21,739,275)   (1,000,217)  (2,393,453)      49,445
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      986,336     3,315,205       589,610     2,703,968       17,072       (4,932)
  Surrenders, withdrawals and
   death benefits..............  (10,364,558)  (11,191,105)   (7,424,092)  (16,150,222)    (693,462)  (1,354,724)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (20,741,953)    4,372,555    (9,480,791)  (67,923,315)    (243,280)    (830,019)
  Withdrawal and other
   charges.....................      (36,342)      (35,830)      (25,603)      (50,896)      (4,749)      (6,484)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (30,156,517)   (3,539,175)  (16,340,876)  (81,420,465)    (924,419)  (2,196,159)
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (51,884,397)     (969,505)  (38,080,151)  (82,420,682)  (3,317,872)  (2,146,714)

NET ASSETS
  Beginning of period..........   74,680,616    75,650,121    69,711,468   152,132,150    5,108,783    7,255,497
                                ------------  ------------  ------------  ------------  -----------  -----------
  End of period................ $ 22,796,219  $ 74,680,616  $ 31,631,317  $ 69,711,468  $ 1,790,911  $ 5,108,783
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............    6,418,447     6,835,604     5,753,874    12,385,897      670,258      949,995
                                ------------  ------------  ------------  ------------  -----------  -----------
  Units issued.................   20,628,903    28,411,156    20,669,348    41,025,923       56,403       23,146
  Units redeemed...............  (23,966,928)  (28,828,313)  (21,981,528)  (47,657,946)    (201,216)    (302,883)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................    3,080,422     6,418,447     4,441,694     5,753,874      525,445      670,258
                                ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A51

                                        SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
                           Rydex VT Inverse S&P 500                             AIM V.I. Financial Services
   Rydex VT NASDAQ-100           Strategy             AIM V.I. Dynamics Fund               Fund
-------------------------  -----------------------  --------------------------  --------------------------
 01/01/2008    01/01/2007  01/01/2008   01/01/2007   01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to          to           to           to            to            to            to
 12/31/2008    12/31/2007  12/31/2008   12/31/2007   12/31/2008    12/31/2007    12/31/2008    12/31/2007
------------  -----------  ----------   ----------  ------------  ------------  ------------  ------------

$   (180,727) $  (300,740) $  (3,956)   $  14,959   $   (567,765) $ (1,114,077) $    182,122  $    (40,718)

           0            0          0            0              0             0     1,613,843     3,280,015

  (2,071,954)  (3,069,291)   (87,428)    (156,980)    (2,230,983)    6,621,123   (16,342,249)    6,054,077

  (5,191,457)   6,810,575    241,012      136,665    (19,960,954)      947,861    (6,450,388)  (22,776,808)
------------  -----------  ---------    ---------   ------------  ------------  ------------  ------------

  (7,444,138)   3,440,544    149,628       (5,356)   (22,759,702)    6,454,907   (20,996,672)  (13,483,434)
------------  -----------  ---------    ---------   ------------  ------------  ------------  ------------


      15,768       44,680          0       (1,671)     1,717,309     4,421,233     2,310,087     3,037,088

  (2,343,702)  (4,363,125)  (123,679)     (83,646)    (5,829,977)  (11,256,403)   (4,036,962)   (8,850,724)

  (1,464,177)  (2,910,701)   (91,861)    (164,685)   (16,761,678)   (4,635,697)   (4,848,256)  (16,855,108)

     (27,470)     (40,688)      (575)        (563)       (44,456)      (61,002)      (27,547)      (46,190)
------------  -----------  ---------    ---------   ------------  ------------  ------------  ------------

  (3,819,581)  (7,269,834)  (216,115)    (250,565)   (20,918,802)  (11,531,869)   (6,602,678)  (22,714,934)
------------  -----------  ---------    ---------   ------------  ------------  ------------  ------------

 (11,263,719)  (3,829,290)   (66,487)    (255,921)   (43,678,504)   (5,076,962)  (27,599,350)  (36,198,368)

  20,181,336   24,010,626    480,422      736,343     61,006,736    66,083,698    39,354,939    75,553,307
------------  -----------  ---------    ---------   ------------  ------------  ------------  ------------
$  8,917,617  $20,181,336  $ 413,935    $ 480,422   $ 17,328,232  $ 61,006,736  $ 11,755,589  $ 39,354,939
============  ===========  =========    =========   ============  ============  ============  ============

   2,687,008    3,716,598     56,187       85,606      4,321,211     5,239,057     3,134,693     4,622,845
------------  -----------  ---------    ---------   ------------  ------------  ------------  ------------
      49,282       84,173      1,859       25,594      1,436,218     3,197,483     2,899,724     2,007,292
    (658,455)  (1,113,763)   (22,622)     (55,013)    (3,197,129)   (4,115,329)   (3,664,882)   (3,495,444)
------------  -----------  ---------    ---------   ------------  ------------  ------------  ------------
   2,077,835    2,687,008     35,424       56,187      2,560,300     4,321,211     2,369,535     3,134,693
============  ===========  =========    =========   ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A52

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                AIM V.I. Global Health Care                              Wells Fargo Advantage VT
                                           Fund              AIM V.I. Technology Fund      Asset Allocation Fund
                                --------------------------  --------------------------  --------------------------
                                 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                     to            to            to            to            to            to
                                 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,014,624) $ (1,522,979) $   (510,150) $   (826,324) $    516,987  $    647,856
  Capital gains distributions
   received....................   10,887,267             0             0             0     4,299,202     1,325,177
  Realized gain (loss) on
   shares redeemed.............    4,373,349    11,989,367     1,475,952     4,939,710    (2,611,345)       39,212
  Net change in unrealized
   gain (loss) on
   investments.................  (38,381,275)   (1,461,035)  (21,342,898)     (636,723)  (21,105,690)    3,434,674
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (24,135,283)    9,005,353   (20,377,096)    3,476,663   (18,900,846)    5,446,919
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    2,556,963     3,768,535       660,973       864,689         1,644        (6,589)
  Surrenders, withdrawals and
   death benefits..............  (10,715,316)  (15,489,160)   (5,395,009)   (9,813,625)  (13,084,295)  (25,746,288)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (17,431,334)   (8,624,657)   (4,958,159)   (5,286,227)   (5,485,200)   (4,472,432)
  Withdrawal and other
   charges.....................      (82,970)      (84,166)      (51,113)      (64,227)      (33,751)      (50,090)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (25,672,657)  (20,429,448)   (9,743,308)  (14,299,390)  (18,601,602)  (30,275,399)
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (49,807,940)  (11,424,095)  (30,120,404)  (10,822,727)  (37,502,448)  (24,828,480)

NET ASSETS
  Beginning of period..........   90,893,321   102,317,416    51,563,167    62,385,894    73,917,312    98,745,792
                                ------------  ------------  ------------  ------------  ------------  ------------
  End of period................ $ 41,085,381  $ 90,893,321  $ 21,442,763  $ 51,563,167  $ 36,414,864  $ 73,917,312
                                ============  ============  ============  ============  ============  ============

  Beginning units..............    6,150,509     7,589,339     8,248,236    10,801,420     2,721,353     3,848,459
                                ------------  ------------  ------------  ------------  ------------  ------------
  Units issued.................    4,213,666     3,839,422     1,504,594     2,721,160        55,925        80,017
  Units redeemed...............   (6,396,992)   (5,278,252)   (3,475,072)   (5,274,344)     (871,978)   (1,207,123)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................    3,967,183     6,150,509     6,277,758     8,248,236     1,905,300     2,721,353
                                ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A53

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
 Wells Fargo Advantage VT   Wells Fargo Advantage VT  Wells Fargo Advantage VT  Wells Fargo Advantage VT
    Equity Income Fund      C&B Large Cap Value Fund   Large Company Core Fund  International Core Fund
--------------------------  ------------------------  ------------------------  -----------------------
 01/01/2008    01/01/2007    01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008  01/01/2007
     to            to            to           to           to           to           to          to
 12/31/2008    12/31/2007    12/31/2008   12/31/2007   12/31/2008   12/31/2007   12/31/2008  12/31/2007
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------

$     38,039  $    (62,579) $     7,185  $   (61,464) $   (31,084) $  (274,159) $     9,474  $  (41,762)

   2,901,833     2,155,192            0            0            0            0      374,639     207,783

  (4,265,804)    3,826,425      571,788    2,285,767   (1,393,867)  (2,019,701)    (164,034)    394,270

  (7,067,869)   (5,510,395)  (4,451,221)  (2,495,401)  (4,404,905)   2,675,937   (1,243,212)   (239,318)
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------

  (8,393,801)      408,643   (3,872,248)    (271,098)  (5,829,856)     382,077   (1,023,133)    320,973
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------


   1,164,437     3,276,975        8,997       58,054       19,748        7,984        7,436      (7,111)

  (3,087,821)   (5,221,258)  (2,105,164)  (4,174,932)  (2,024,199)  (4,310,572)    (346,810)   (636,914)

  (7,673,607)   (8,743,494)    (841,909)    (676,916)    (598,031)    (949,959)    (405,062)    399,413

     (17,628)      (19,870)      (5,089)      (6,850)      (6,050)      (8,786)      (1,819)     (2,122)
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------

  (9,614,619)  (10,707,647)  (2,943,165)  (4,800,644)  (2,608,532)  (5,261,333)    (746,255)   (246,734)
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------

 (18,008,420)  (10,299,004)  (6,815,413)  (5,071,742)  (8,438,388)  (4,879,256)  (1,769,388)     74,239

  28,699,296    38,998,300   12,736,660   17,808,402   16,323,095   21,202,351    2,740,167   2,665,928
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
$ 10,690,876  $ 28,699,296  $ 5,921,247  $12,736,660  $ 7,884,707  $16,323,095  $   970,779  $2,740,167
============  ============  ===========  ===========  ===========  ===========  ===========  ==========

   2,029,147     2,821,977    1,162,646    1,591,535      822,836    1,079,378      227,655     240,001
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
     824,559     1,592,635      135,583      167,293        9,253       14,344       38,304     105,462
  (1,635,793)   (2,385,465)    (442,797)    (596,182)    (166,960)    (270,886)    (112,430)   (117,808)
------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
   1,217,913     2,029,147      855,432    1,162,646      665,129      822,836      153,529     227,655
============  ============  ===========  ===========  ===========  ===========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A54

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                  SUBACCOUNTS
                                ------------------------------------------------------------------------------
                                Wells Fargo Advantage VT   Wells Fargo Advantage VT   Wells Fargo Advantage VT
                                Large Company Growth Fund      Money Market Fund        Small Cap Growth Fund
                                ------------------------  --------------------------  ------------------------
                                 01/01/2008   01/01/2007   01/01/2008    01/01/2007    01/01/2008   01/01/2007
                                     to           to           to            to            to           to
                                 12/31/2008   12/31/2007   12/31/2008    12/31/2007    12/31/2008   12/31/2007
                                -----------  -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   (66,244) $  (145,679) $    198,319  $    790,804  $   (42,406) $   (74,289)
  Capital gains distributions
   received....................           0            0             0             0      784,343      778,814
  Realized gain (loss) on
   shares redeemed.............     364,464      276,367             0             0      173,443      113,297
  Net change in unrealized
   gain (loss) on
   investments.................  (2,987,364)     514,174             0             0   (2,451,220)    (204,670)
                                -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............  (2,689,144)     644,862       198,319       790,804   (1,535,840)     613,152
                                -----------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................           0        1,580             0       (34,331)           0        3,364
  Surrenders, withdrawals and
   death benefits..............  (1,629,729)  (2,020,084)  (19,730,200)  (24,232,850)    (821,077)  (1,026,761)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (1,256,028)    (605,042)   16,819,515    22,643,587     (485,341)    (343,476)
  Withdrawal and other
   charges.....................      (5,594)      (6,638)       (8,908)       (9,686)      (3,039)      (3,730)
                                -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (2,891,351)  (2,630,184)   (2,919,593)   (1,633,280)  (1,309,457)  (1,370,603)
                                -----------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (5,580,495)  (1,985,322)   (2,721,274)     (842,476)  (2,845,297)    (757,451)

NET ASSETS
  Beginning of period..........   8,643,925   10,629,247    24,425,651    25,268,127    4,545,477    5,302,928
                                -----------  -----------  ------------  ------------  -----------  -----------
  End of period................ $ 3,063,430  $ 8,643,925  $ 21,704,377  $ 24,425,651  $ 1,700,180  $ 4,545,477
                                ===========  ===========  ============  ============  ===========  ===========

  Beginning units..............     891,899    1,164,432     1,804,364     1,926,769      336,563      441,783
                                -----------  -----------  ------------  ------------  -----------  -----------
  Units issued.................      80,677      122,619     1,500,370     2,166,245       19,965       35,643
  Units redeemed...............    (430,364)    (395,152)   (1,704,039)   (2,288,650)    (128,713)    (140,863)
                                -----------  -----------  ------------  ------------  -----------  -----------
  Ending units.................     542,212      891,899     1,600,695     1,804,364      227,815      336,563
                                ===========  ===========  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A55

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT     AST First Trust Balanced         AST First Trust Capital         AST Advanced Strategies
 Total Return Bond Fund          Target Portfolio          Appreciation Target Portfolio             Portfolio
------------------------  ------------------------------  ------------------------------  ------------------------------
 01/01/2008   01/01/2007    01/01/2008      01/01/2007      01/01/2008      01/01/2007      01/01/2008      01/01/2007
     to           to            to              to              to              to              to              to
 12/31/2008   12/31/2007    12/31/2008      12/31/2007      12/31/2008      12/31/2007      12/31/2008      12/31/2007
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------

$   309,218  $   370,833  $    1,557,832  $  (13,590,949) $  (10,293,588) $  (17,154,322) $   (1,916,983) $  (14,825,778)

          0            0      17,837,287         363,764      15,114,536         988,883      27,850,964       1,428,984

   (138,830)    (213,183)   (132,701,215)      3,377,195    (203,503,694)      6,094,020    (101,693,430)      2,988,920

   (101,108)     354,473    (279,892,444)     47,974,997    (384,386,787)     64,620,842    (321,227,132)     65,925,385
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------

     69,280      512,123    (393,198,540)     38,125,007    (583,069,533)     54,549,423    (396,986,581)     55,517,511
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------


      2,645       10,183     438,973,327     552,844,037     617,034,673     681,538,652     485,302,055     580,951,644

 (1,879,875)  (2,953,602)    (48,405,108)    (36,077,943)    (47,417,948)    (37,356,892)    (48,625,188)    (41,405,070)

   (378,399)    (900,319)   (594,701,864)    130,672,423    (757,961,524)    193,124,716    (537,889,522)     83,929,680

     (3,530)      (7,203)       (593,618)       (160,173)       (840,963)       (189,948)       (730,840)       (170,411)
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------

 (2,259,159)  (3,850,941)   (204,727,263)    647,278,344    (189,185,762)    837,116,528    (101,943,495)    623,305,843
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------

 (2,189,879)  (3,338,818)   (597,925,803)    685,403,351    (772,255,295)    891,665,951    (498,930,076)    678,823,354

 10,374,997   13,713,815   1,144,841,327     459,437,976   1,390,642,534     498,976,583   1,216,235,940     537,412,586
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------
$ 8,185,118  $10,374,997  $  546,915,524  $1,144,841,327  $  618,387,239  $1,390,642,534  $  717,305,864  $1,216,235,940
===========  ===========  ==============  ==============  ==============  ==============  ==============  ==============

    726,344    1,003,059     102,271,015      43,588,111     122,278,610      47,802,399     106,913,305      50,595,548
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------
     59,434       20,802     102,372,033     117,598,802     159,236,242     152,194,988     118,575,596     112,381,079
   (220,591)    (297,517)   (128,568,127)    (58,915,898)   (187,912,214)    (77,718,777)   (133,864,380)    (56,063,322)
-----------  -----------  --------------  --------------  --------------  --------------  --------------  --------------
    565,187      726,344      76,074,921     102,271,015      93,602,638     122,278,610      91,624,521     106,913,305
===========  ===========  ==============  ==============  ==============  ==============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A56

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                SUBACCOUNTS
                                --------------------------------------------------------------------------
                                 Columbia High Yield     AST CLS Growth Asset      AST CLS Moderate Asset
                                      Fund, VS           Allocation Portfolio       Allocation Portfolio
                                --------------------  -------------------------  -------------------------
                                01/01/2008 01/01/2007  01/01/2008   11/19/2007*   01/01/2008   11/19/2007*
                                    to         to          to           to            to           to
                                12/31/2008 12/31/2007  12/31/2008   12/31/2007    12/31/2008   12/31/2007
                                ---------- ---------- ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  33,629   $ 17,156  $ (1,116,147) $   (15,681) $ (1,308,723) $   (10,309)
  Capital gains distributions
   received....................         0          0       193,787            0        51,033            0
  Realized gain (loss) on
   shares redeemed.............   (15,357)     2,502   (23,348,195)     (28,693)  (21,468,476)       7,508
  Net change in unrealized
   gain (loss) on
   investments.................  (113,895)   (15,598)   (7,220,866)      83,563    (8,017,315)      15,493
                                ---------   --------  ------------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   (95,623)     4,060   (31,491,421)      39,189   (30,743,481)      12,692
                                ---------   --------  ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................       209        353   109,860,136    3,695,286   147,790,676    2,275,332
  Surrenders, withdrawals and
   death benefits..............   (39,379)   (58,025)   (1,429,750)     (12,049)   (2,448,989)  (1,065,062)
  Net transfers between other
   subaccounts or fixed rate
   option......................   (28,058)     2,267   (30,401,042)   9,820,670    (5,573,343)   6,676,054
  Withdrawal and other
   charges.....................      (223)      (276)      (85,431)        (284)     (109,471)         (22)
                                ---------   --------  ------------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (67,451)   (55,681)   77,943,913   13,503,623   139,658,873    7,886,302
                                ---------   --------  ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (163,074)   (51,621)   46,452,492   13,542,812   108,915,392    7,898,994

NET ASSETS
  Beginning of period..........   411,604    463,225    13,542,812            0     7,898,994            0
                                ---------   --------  ------------  -----------  ------------  -----------
  End of period................ $ 248,530   $411,604  $ 59,995,304  $13,542,812  $116,814,386  $ 7,898,994
                                =========   ========  ============  ===========  ============  ===========

  Beginning units..............    38,085     43,213     1,177,501            0       787,150            0
                                ---------   --------  ------------  -----------  ------------  -----------
  Units issued.................     2,269        553    25,006,574    1,895,177    35,605,422      938,813
  Units redeemed...............    (9,475)    (5,681)  (17,974,344)    (717,676)  (20,023,500)    (151,663)
                                ---------   --------  ------------  -----------  ------------  -----------
  Ending units.................    30,879     38,085     8,209,731    1,177,501    16,369,072      787,150
                                =========   ========  ============  ===========  ============  ===========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A57

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset  AST Horizon Moderate Asset AST Niemann Capital Growth AST Western Asset Core Plus
  Allocation Portfolio      Allocation Portfolio     Asset Allocation Portfolio       Bond Portfolio
------------------------  ------------------------   ------------------------   -------------------------
 01/01/2008   11/19/2007*  01/01/2008    11/19/2007*  01/01/2008    11/19/2007*  01/01/2008    11/19/2007*
     to           to           to            to           to            to           to            to
 12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008    12/31/2007   12/31/2008    12/31/2007
------------  ----------- ------------   ----------- ------------   ----------- ------------   -----------

$   (601,585) $   (5,604) $   (806,770)  $   (3,389) $   (751,761)  $   (6,671) $ (2,088,978)  $   (48,096)

      16,116           0         8,002            0        22,421            0        20,728             0

 (11,821,375)      8,482   (10,435,429)           3   (12,183,942)      (5,736)   (3,167,597)            0

  (2,734,288)     30,732    (3,693,834)      15,633    (3,452,573)     (33,565)   (5,265,748)       94,910
------------  ----------  ------------   ----------  ------------   ----------  ------------   -----------

 (15,141,132)     33,610   (14,928,031)      12,247   (16,365,855)     (45,972)  (10,501,595)       46,814
------------  ----------  ------------   ----------  ------------   ----------  ------------   -----------


  71,609,379   1,725,204    90,452,726    1,163,392    69,508,408    2,159,147   119,562,503    14,648,253

    (844,325)     (1,153)   (1,096,842)     (32,341)     (965,686)      (7,666)   (3,667,243)      (50,908)

 (14,805,847)  3,174,633     4,355,116    1,684,298    (5,412,740)   2,911,056    (1,815,435)   17,217,560

     (53,917)        (39)      (63,410)         (19)      (62,448)        (126)      (94,303)         (252)
------------  ----------  ------------   ----------  ------------   ----------  ------------   -----------

  55,905,290   4,898,645    93,647,590    2,815,330    63,067,534    5,062,411   113,985,522    31,814,653
------------  ----------  ------------   ----------  ------------   ----------  ------------   -----------

  40,764,158   4,932,255    78,719,559    2,827,577    46,701,679    5,016,439   103,483,927    31,861,467

   4,932,255           0     2,827,577            0     5,016,439            0    31,861,467             0
------------  ----------  ------------   ----------  ------------   ----------  ------------   -----------
$ 45,696,413  $4,932,255  $ 81,547,136   $2,827,577  $ 51,718,118   $5,016,439  $135,345,394   $31,861,467
============  ==========  ============   ==========  ============   ==========  ============   ===========

     484,269           0       278,218            0       502,005            0     3,194,572             0
------------  ----------  ------------   ----------  ------------   ----------  ------------   -----------
  17,570,476     601,445    22,843,234      294,105    19,783,397      824,545    28,441,903     3,468,998
 (11,457,120)   (117,176)  (12,338,093)     (15,887)  (13,041,632)    (322,540)  (17,036,144)     (274,426)
------------  ----------  ------------   ----------  ------------   ----------  ------------   -----------
   6,597,625     484,269    10,783,359      278,218     7,243,770      502,005    14,600,331     3,194,572
============  ==========  ============   ==========  ============   ==========  ============   ===========


  The accompanying notes are an integral part of these financial statements.

                                      A58

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                      SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                                                                                         AST Parametric
                                AST Investment                                               AST Global     Emerging
                                  Grade Bond       AST Bond       AST Bond       AST Bond    Real Estate Markets Equity
                                  Portfolio     Portfolio 2015 Portfolio 2018 Portfolio 2019  Portfolio    Portfolio
                                --------------  -------------- -------------- -------------- ----------- --------------
                                 01/28/2008*     01/28/2008*    01/28/2008*    01/28/2008*   07/21/2008*  07/21/2008*
                                      to              to             to             to           to            to
                                  12/31/2008      12/31/2008     12/31/2008     12/31/2008   12/31/2008    12/31/2008
                                --------------  -------------- -------------- -------------- ----------- --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (11,504,094)  $ (1,406,518)  $   (774,550)  $  (560,636)  $   (7,385)   $   (9,409)
  Capital gains distributions
   received....................              0              0              0             0            0             0
  Realized gain (loss) on
   shares redeemed.............     23,296,852      6,437,948      6,553,200     2,858,592     (477,937)     (324,603)
  Net change in unrealized
   gain (loss) on
   investments.................    182,288,648     23,952,561     21,479,414    15,698,933      (13,958)     (213,103)
                                --------------   ------------   ------------   -----------   ----------    ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    194,081,406     28,983,991     27,258,064    17,996,889     (499,280)     (547,115)
                                --------------   ------------   ------------   -----------   ----------    ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................              0              0        191,951             0    1,397,794     1,153,940
  Surrenders, withdrawals and
   death benefits..............    (15,201,904)    (2,298,902)      (977,921)     (831,355)      (8,518)      (23,254)
  Net transfers between other
   subaccounts or fixed rate
   option......................  1,893,744,155    189,326,177    108,087,744    81,553,740      561,127     1,841,028
  Withdrawal and other
   charges.....................     (5,244,595)        (3,896)        (2,178)       (2,581)        (324)         (348)
                                --------------   ------------   ------------   -----------   ----------    ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,873,297,656    187,023,379    107,299,596    80,719,804    1,950,079     2,971,366
                                --------------   ------------   ------------   -----------   ----------    ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  2,067,379,062    216,007,370    134,557,660    98,716,693    1,450,799     2,424,251

NET ASSETS
  Beginning of period..........              0              0              0             0            0             0
                                --------------   ------------   ------------   -----------   ----------    ----------
  End of period................ $2,067,379,062   $216,007,370   $134,557,660   $98,716,693   $1,450,799    $2,424,251
                                ==============   ============   ============   ===========   ==========    ==========

  Beginning units..............              0              0              0             0            0             0
                                --------------   ------------   ------------   -----------   ----------    ----------
  Units issued.................    366,667,668     30,253,887     28,482,376    11,410,519      529,548       660,670
  Units redeemed...............   (174,042,824)   (11,108,689)   (17,287,327)   (3,238,986)    (292,122)     (225,425)
                                --------------   ------------   ------------   -----------   ----------    ----------
  Ending units.................    192,624,844     19,145,198     11,195,049     8,171,533      237,426       435,245
                                ==============   ============   ============   ===========   ==========    ==========

*  Date subaccount became available for investment


  The accompanying notes are an integral part of these financial statements.

                                      A59

                             SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------
             Franklin Templeton
 AST Focus      VIP Founding
 Four Plus    Funds Allocation       Columbia Asset          Columbia Federal
 Portfolio          Fund              Allocation VS            Securities VS
-----------  ------------------ ------------------------  ----------------------
07/21/2008*     05/01/2008*      01/01/2008   01/01/2007  01/01/2008  01/01/2007
    to               to              to           to          to          to
12/31/2008       12/31/2008      12/31/2008   12/31/2007  12/31/2008  12/31/2007
-----------  ------------------ -----------  -----------  ----------  ----------

$  (123,579)    $  1,799,921    $   232,539  $   229,705  $  117,039  $  118,397

          0        2,484,853      1,173,642    1,177,684           0           0

 (3,552,381)     (25,408,030)       147,914      692,486     (25,147)    (21,012)

   (913,617)      (9,263,613)    (4,447,220)  (1,041,317)     53,271      22,860
-----------     ------------    -----------  -----------  ----------  ----------

 (4,589,577)     (30,386,869)    (2,893,125)   1,058,558     145,163     120,245
-----------     ------------    -----------  -----------  ----------  ----------


 25,745,854      155,168,795              0       16,624           0         915

   (111,163)      (1,381,048)    (1,654,080)  (1,978,147)   (350,582)   (134,758)

  7,258,423      (10,746,544)      (711,959)    (363,933)    (22,803)    (62,842)

     (8,166)         (59,574)       (11,680)     (13,599)     (2,482)     (2,268)
-----------     ------------    -----------  -----------  ----------  ----------

 32,884,948      142,981,629     (2,377,719)  (2,339,055)   (375,867)   (198,953)
-----------     ------------    -----------  -----------  ----------  ----------

 28,295,371      112,594,760     (5,270,844)  (1,280,497)   (230,704)    (78,708)

          0                0     11,876,287   13,156,784   2,037,090   2,115,798
-----------     ------------    -----------  -----------  ----------  ----------
$28,295,371     $112,594,760    $ 6,605,443  $11,876,287  $1,806,386  $2,037,090
===========     ============    ===========  ===========  ==========  ==========

          0                0        719,278      861,185     178,440     194,823
-----------     ------------    -----------  -----------  ----------  ----------
  7,618,002       37,574,588         27,569        9,909       8,757      18,018
 (3,828,703)     (20,605,025)      (183,068)    (151,816)    (39,329)    (34,401)
-----------     ------------    -----------  -----------  ----------  ----------
  3,789,299       16,969,563        563,779      719,278     147,868     178,440
===========     ============    ===========  ===========  ==========  ==========


  The accompanying notes are an integral part of these financial statements.

                                      A60

                       NOTES TO FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

Note 1: General

        Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Prudential Annuities Life Assurance Corporation ("Prudential Annuities" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under (S)38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Prudential Annuities. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. were renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        On January 1, 2008 American Skandia Life Assurance Corporation (ASLAC) was renamed Prudential Annuities Life Assurance Corporation (PALAC). On January 28, 2008, any product name that contained "American Skandia" was updated with "Advanced Series."

        The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by Prudential Annuities. The following is a list of each variable annuity product funded through the Separate Account.

              LifeVest Personal         Advanced Series XTra
               Security Annuity ("PSA")  Credit Premier ("XTra
              Alliance Capital           Credit Premier")
               Navigator ("ACN")        Advanced Series XTra
              Advanced Series Advisor    Credit FOUR ("XTtra
               Plan ("ASAP")             Credit FOUR")
              Advanced Series Advisor   Advanced Series XTra
               Plan II ("ASAP II")       Credit FOUR Premier
              Harvester Variable         ("XTra Credit FOUR
               Annuity ("Harvester       Premier")
               Variable Annuity")       Advanced Series XTra
              Advanced Series Advisor    Credit SIX ("XTra
               Plan II Premier ("ASAP    Credit SIX")
               II Premier")             Advanced Series XTra
              Advanced Series Advisor    Credit EIGHT ("XTra
               Plan III ("ASAP III")     Credit EIGHT")
              Advanced Series Apex      Advanced Series
               ("Apex")                  Protector ("AS
              Wells Fargo Stagecoach     Protector")
               Apex                     Wells Fargo Stagecoach
              Advanced Series Apex II    Variable Annuity
               ("Apex II")               ("Stagecoach")
              Advanced Series LifeVest  Wells Fargo Stagecoach
               ("ASL")                   Variable Annuity Plus
              Wells Fargo Stagecoach     ("Stagecoach VA+")
               Variable Annuity Flex    Advanced Series Advisors
               ("Stagecoach Flex")       Choice ("Choice")
              Advanced Series LifeVest  Advanced Series Advisors
               Premier ("ASL Premier")   Choice 2000 ("Choice
              Advanced Series LifeVest   2000")
               II ("ASL II")            Advanced Series Impact
              Advanced Series LifeVest   ("AS Impact")
               II Premier ("ASL II      Defined Investments
               Premier")                 Annuity
              Advanced Series XTra      Galaxy Variable Annuity
               Credit ("XTra Credit")    III ("Galaxy III")
              Stagecoach Apex II        Advanced Series Advisors
              Stagecoach ASAP III        Income Annuity ("ASAIA")
              Stagecoach XTra Credit    Advanced Series Variable
               SIX                       Immediate Annuity
              Wells Fargo Stagecoach     ("ASVIA")
               Extra Credit             Advanced Series Optimum
               ("Stagecoach Extra       Advanced Series Optimum
               Credit")                  Plus
              Harvester XTra Credit     Advanced Series Optimum
               ("Harvester XTra          Four
               Credit")

        The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or

                                      A61
        as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

        The Separate Account consists of one hundred and thirty-six subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.

        The name of each Portfolio and the corresponding subaccount name are as follows:

 Advanced Series Trust     AST International Value   Wells Fargo Advantage
 AST AllianceBernstein      Portfolio                Variable Trust
  Growth & Income          AST MFS Global Equity     Asset Allocation Fund
  Portfolio                 Portfolio                Equity Income Fund
 AST T. Rowe Price         AST JPMorgan              C&B Large Cap Value Fund
  Large-Cap Growth          International Equity     Large Company Core Fund
  Portfolio                 Portfolio                International Core Fund
 AST American Century      AST T. Rowe Price Global  Large Company Growth Fund
  Income & Growth           Bond Portfolio           Money Market Fund
  Portfolio                AST International Growth  Small Cap Growth Fund
 AST Schroders Multi        Portfolio                Total Return Bond Fund
  Asset World Strategies   AST Aggressive Asset
  Portfolio                 Allocation Portfolio     Evergreen Variable
 AST Money Market          AST Capital Growth Asset  Annuity
  Portfolio                 Allocation Portfolio     Diversified Capital
 AST Cohen & Steers        AST Academic Strategies    Builder Fund
  Realty Portfolio          Asset Allocation         Growth Fund
 AST UBS Dynamic Alpha      Portfolio                International Equity Fund
  Portfolio                AST Balanced Asset        Fundamental Large Cap
 AST DeAm Large-Cap Value   Allocation Portfolio      Fund
  Portfolio                AST Preservation Asset    Omega Fund
 AST Neuberger Berman       Allocation Portfolio     Special Values Fund
  Small-Cap Growth         AST First Trust Balanced  Diversified Income
  Portfolio                 Target Portfolio          Builder Fund
 AST DeAm Small-Cap Value  AST First Trust Capital
  Portfolio                 Appreciation Target      First Trust
 AST High Yield Portfolio   Portfolio                Target Managed VIP
 AST Federated Aggressive  AST Advanced Strategies    Portfolio
  Growth Portfolio          Portfolio                The Dow DART 10 Portfolio
 AST Mid-Cap Value         AST CLS Growth Asset      Global Dividend Target
  Portfolio                 Allocation Portfolio      15 Portfolio
 AST Small-Cap Value       AST CLS Moderate Asset    S&P Target 24 Portfolio
  Portfolio                 Allocation Portfolio     NASDAQ Target 15
 AST Goldman Sachs         AST Horizon Growth Asset   Portfolio
  Concentrated Growth       Allocation Portfolio     Value Line Target 25
  Portfolio                AST Horizon Moderate       Portfolio
 AST Goldman Sachs          Asset Allocation         Target Focus Four
  Mid-Cap Growth Portfolio  Portfolio                 Portfolio
 AST Goldman Sachs         AST Niemann Capital       The Dow Target Dividend
  Small-Cap Value           Growth Asset Allocation   Portfolio
  Portfolio                 Portfolio
 AST Large-Cap Value       AST Western Asset Core    AIM Variable Insurance
  Portfolio                 Plus Bond Portfolio      Dynamics Fund
 AST Lord Abbett           AST Investment Grade      Financial Services Fund
  Bond-Debenture Portfolio  Bond Portfolio           Global Health Care Fund
 AST Marsico Capital       AST Bond Portfolio 2015   Technology Fund
  Growth Portfolio         AST Bond Portfolio 2018
 AST MFS Growth Portfolio  AST Bond Portfolio 2019   Columbia
 AST Neuberger Berman      AST Global Real Estate    Large Cap Growth Stock
  Mid-Cap Growth Portfolio  Portfolio                 Fund, VS
 AST Neuberger Berman /    AST Parametric Emerging   Asset Allocation Fund, VS
  LSV Mid-Cap Value         Markets Equity Portfolio Federal Securities Fund,
  Portfolio                AST Focus Four Plus        VS
 AST Small-Cap Growth       Portfolio                Money Market Fund, VS
  Portfolio                                          Small Company Growth
 AST PIMCO Limited         Gartmore NVIT              Fund, VS
  Maturity Bond Portfolio  Developing Markets        High Yield Fund, VS
 AST PIMCO Total Return
  Bond Portfolio           Prudential Series Funds   Franklin Templeton
 AST AllianceBernstein     SP International Growth   VIP Founding Funds
  Core Value Portfolio      Portfolio                 Allocation Fund
 AST QMA US Equity Alpha
 AST T. Rowe Price                                   ProFunds VP
  Natural Resources                                  Asia 30
  Portfolio                                          Banks
 AST T. Rowe Price Asset
  Allocation Portfolio

                                      A62

 Bear                      Mid-Cap Growth            UltraSmall-Cap
 Biotechnology             Mid-Cap Value             Utilities
 Basic Materials           Pharmaceuticals           Large-Cap Growth
 UltraBull                 Real Estate               Large-Cap Value
 Bull                      Rising Rates Opportunity
 Consumer Services         NASDAQ-100                Rydex Variable Trust
 Consumer Goods            Semiconductor             Nova
 Oil & Gas                 Small-Cap Growth          NASDAQ-100
 Europe 30                 Short Mid-Cap             Inverse S&P 500 Strategy
 Financials                Short NASDAQ-100
 U.S. Government Plus      Short Small-Cap           Davis
 Health Care               Small-Cap Value           Value Portfolio
 Industrials               Technology
 Internet                  Telecommunications        Access One Trust
 Japan                     UltraMid-Cap              VP High Yield Fund
 Precious Metals           UltraNASDAQ-100

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        On July 18, 2008, AST DeAm Small-Cap Value Portfolio was merged into the existing AST Small-Cap Value Portfolio.

        The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts.

        The transfer occurred as follows:

Transferred From:                   NAV   Transferred To:                NAV    Balance Transferred:
-----------------                   ---   ---------------                ---    --------------------
AST DeAm Small-Cap Value Portfolio  8.23  AST Small-Cap Value Portfolio  11.38          $48,939,885

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

                                      A63

Note 3: Fair Value

        SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1--Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2--Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

        Level 3--Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

        As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4: Taxes

        Prudential Annuities Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

                                                        Purchases         Sales
                                                      -------------- ---------------
AST AllianceBernstein Growth & Income Portfolio...... $  210,836,715 $  (809,523,382)
AST T. Rowe Price Large-Cap Growth Portfolio......... $   88,941,810 $  (178,288,404)
AST American Century Income & Growth Portfolio....... $   39,006,956 $  (115,567,430)
AST Schroders Multi Asset World Strategies Portfolio. $  143,399,475 $  (143,936,952)
AST Money Market Portfolio........................... $3,986,694,681 $(3,272,103,334)
AST Cohen & Steers Realty Portfolio.................. $   72,931,853 $  (165,409,328)
AST UBS Dynamic Alpha Portfolio...................... $1,093,602,789 $  (638,047,424)
AST DeAM Large-Cap Value Portfolio................... $   62,600,185 $  (176,678,016)

                                      A64

                                                         Purchases         Sales
                                                       -------------- ---------------
AST Neuberger Berman Small-Cap Growth Portfolio....... $   23,229,631 $   (73,939,211)
AST DeAM Small-Cap Value Portfolio.................... $   11,594,750 $   (77,718,618)
AST High Yield Portfolio.............................. $  273,052,173 $  (380,962,856)
AST Federated Aggressive Growth Portfolio............. $   69,597,220 $  (238,353,034)
AST Mid-Cap Value Portfolio........................... $   29,158,709 $   (59,148,640)
AST Small-Cap Value Portfolio......................... $  128,190,698 $  (414,947,824)
AST Goldman Sachs Concentrated Growth Portfolio....... $   51,657,563 $  (179,532,145)
AST Goldman Sachs Mid-Cap Growth Portfolio............ $   74,879,717 $  (197,584,810)
AST Goldman Sachs Small-Cap Value Portfolio........... $   24,272,780 $   (53,933,955)
AST Large-Cap Value Portfolio......................... $   82,052,052 $  (209,459,480)
AST Lord Abbett Bond-Debenture Portfolio.............. $  179,237,626 $  (335,708,258)
AST Marsico Capital Growth Portfolio.................. $  254,455,272 $(1,056,797,810)
AST MFS Growth Portfolio.............................. $   57,333,557 $  (148,207,336)
AST Neuberger Berman Mid-Cap Growth Portfolio......... $   58,635,639 $  (314,932,385)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.... $   79,914,703 $  (435,461,308)
AST Small-Cap Growth Portfolio........................ $   51,307,933 $   (80,776,370)
AST PIMCO Limited Maturity Bond Portfolio............. $  247,475,056 $  (773,025,612)
AST PIMCO Total Return Bond Portfolio................. $  368,983,953 $  (816,179,249)
AST AllianceBernstein Core Value Portfolio............ $   54,291,567 $  (169,431,028)
AST QMA US Equity Alpha............................... $   27,162,910 $  (160,137,538)
AST T. Rowe Price Natural Resources Portfolio......... $  135,076,918 $  (383,618,440)
AST T. Rowe Price Asset Allocation Portfolio.......... $  509,021,289 $  (588,444,791)
AST International Value Portfolio..................... $   58,434,990 $  (204,777,655)
AST MFS Global Equity Portfolio....................... $   48,074,026 $  (111,459,401)
AST JPMorgan International Equity Portfolio........... $   51,046,495 $  (230,319,299)
AST T. Rowe Price Global Bond Portfolio............... $  142,705,290 $  (374,818,005)
AST International Growth Portfolio.................... $  196,762,706 $  (611,183,176)
AST Aggressive Asset Allocation Portfolio............. $  140,028,439 $  (426,052,504)
AST Capital Growth Asset Allocation Portfolio......... $1,437,083,858 $(3,026,632,592)
AST Academic Strategies Asset Allocation Portfolio.... $1,125,370,414 $(2,103,276,451)
AST Balanced Asset Allocation Portfolio............... $  961,154,471 $  (875,979,689)
AST Preservation Asset Allocation Portfolio........... $1,306,654,673 $  (627,801,768)
AST CLS Growth Asset Allocation Portfolio............. $  195,923,293 $  (119,150,378)
AST CLS Moderate Asset Allocation Portfolio........... $  246,258,974 $  (107,951,982)
AST Horizon Growth Asset Allocation Portfolio......... $  124,563,747 $   (69,282,570)
AST Horizon Moderate Asset Allocation Portfolio....... $  163,064,669 $   (70,241,779)
AST Niemann Capital Growth Asset Allocation Portfolio. $  140,294,552 $   (77,999,760)
AST Western Asset Core Plus Bond Portfolio............ $  225,499,335 $  (113,833,306)
Davis Value Portfolio................................. $      532,233 $    (8,052,508)
Evergreen VA Diversified Capital Builder Fund......... $      169,017 $    (2,414,152)
Evergreen VA Growth Fund.............................. $    8,340,938 $   (24,393,278)
Evergreen VA International Equity Fund................ $   21,170,483 $   (62,053,532)
Evergreen VA Fundamental Large Cap Fund............... $      882,894 $    (2,578,667)
Evergreen VA Omega Fund............................... $    7,475,788 $   (12,692,627)
Evergreen VA Special Values Fund...................... $      526,243 $    (3,945,145)
Evergreen VA Diversified Income Builder Fund.......... $      486,905 $    (2,349,685)
Columbia Asset Allocation Fund, VS.................... $      286,417 $    (2,526,818)
Columbia Federal Securities Fund, VS.................. $       81,806 $      (439,251)
Columbia Money Market Fund, VS........................ $      993,911 $    (1,846,841)
Columbia Small Company Growth Fund, VS................ $          988 $      (232,588)
Columbia Large Cap Growth Fund, VS.................... $        9,196 $    (2,375,658)
Prudential SP International Growth Portfolio.......... $   13,695,997 $   (37,666,493)
Gartmore NVIT Developing Markets Fund................. $  111,115,152 $  (325,039,756)
The DOW DART 10 Portfolio............................. $    5,823,825 $   (11,724,385)
First Trust Target Focus Four Portfolio............... $   18,156,631 $   (20,889,545)
Global Dividend Target 15 Portfolio................... $   31,032,716 $  (124,078,626)
NASDAQ Target 15 Portfolio............................ $    5,074,674 $    (8,480,226)
S&P Target 24 Portfolio............................... $   10,877,424 $   (15,395,265)
Target Managed VIP Portfolio.......................... $   27,715,385 $  (122,633,981)
Value Line Target 25 Portfolio........................ $   15,485,321 $   (22,798,591)
The DOW Target Dividend Portfolio..................... $   26,992,668 $   (67,812,060)

                                      A65

                                                         Purchases         Sales
                                                       -------------- ---------------
ProFund VP Asia 30.................................... $  231,257,581 $  (351,004,688)
ProFund VP Banks...................................... $  153,420,289 $  (133,687,415)
ProFund VP Bear....................................... $  629,465,088 $  (637,310,231)
ProFund VP Biotechnology.............................. $   79,009,683 $   (70,232,316)
ProFund VP Basic Materials............................ $  213,211,183 $  (269,485,767)
ProFund VP UltraBull.................................. $  151,095,333 $  (130,856,425)
ProFund VP Bull....................................... $  609,303,647 $  (650,832,506)
ProFund VP Consumer Services.......................... $   29,313,025 $   (25,600,663)
ProFund VP Consumer Goods............................. $   61,810,835 $   (78,808,223)
ProFund VP Oil & Gas.................................. $  250,213,298 $  (333,229,817)
ProFund VP Europe 30.................................. $  126,567,546 $  (178,704,142)
ProFund VP Financials................................. $  146,344,658 $  (135,805,947)
ProFund VP U.S. Government Plus....................... $  387,437,846 $  (406,750,876)
ProFund VP Health Care................................ $  115,272,553 $  (142,875,666)
ACCESS VP High Yield Fund............................. $  130,157,675 $  (134,175,751)
ProFund VP Industrials................................ $   81,418,510 $   (88,087,769)
ProFund VP Internet................................... $   18,575,652 $   (26,131,098)
ProFund VP Japan...................................... $   80,037,691 $   (86,903,232)
ProFund VP Precious Metals............................ $  308,292,593 $  (330,258,229)
ProFund VP Mid-Cap Growth............................. $  213,277,752 $  (237,847,408)
ProFund VP Mid-Cap Value.............................. $  137,554,274 $  (166,397,379)
ProFund VP Pharmaceuticals............................ $   61,405,940 $   (62,298,790)
ProFund VP Real Estate................................ $  120,085,150 $  (124,511,447)
ProFund VP Rising Rates Opportunity................... $  244,808,937 $  (249,635,039)
ProFund VP NASDAQ-100................................. $  287,516,518 $  (340,868,802)
ProFund VP Semiconductor.............................. $   13,020,839 $   (15,050,363)
ProFund VP Small-Cap Growth........................... $  147,391,678 $  (146,608,703)
ProFund VP Short Mid-Cap.............................. $  100,864,333 $  (101,763,875)
ProFund VP Short NASDAQ-100........................... $  275,225,413 $  (282,514,295)
ProFund VP Short Small-Cap............................ $  213,114,273 $  (226,962,334)
ProFund VP Small-Cap Value............................ $  153,300,360 $  (150,684,969)
ProFund VP Technology................................. $   35,802,544 $   (53,600,050)
ProFund VP Telecommunications......................... $   60,336,118 $   (75,081,916)
ProFund VP UltraMid-Cap............................... $  241,831,158 $  (258,704,398)
ProFund VP UltraNASDAQ-100............................ $  181,122,235 $  (210,285,623)
ProFund VP UltraSmall-Cap............................. $   83,550,319 $   (72,604,941)
ProFund VP Utilities.................................. $  111,405,572 $  (235,092,404)
ProFund VP Large-Cap Growth........................... $  156,451,226 $  (187,495,918)
ProFund VP Large-Cap Value............................ $  153,019,126 $  (170,009,495)
Rydex VT Nova......................................... $      180,315 $    (1,151,189)
Rydex VT NASDAQ-100................................... $       81,827 $    (4,103,746)
Rydex VT Inverse S&P 500 Strategy..................... $       16,765 $      (239,725)
AIM V.I. Dynamics Fund................................ $   12,930,993 $   (34,417,557)
AIM V.I. Financial Services Fund...................... $   17,755,447 $   (24,736,115)
AIM V.I. Global Health Care Fund...................... $   33,075,047 $   (59,762,328)
AIM V.I. Technology Fund.............................. $    6,365,732 $   (16,619,189)
Wells Fargo Advantage VT Asset Allocation Fund........ $      535,543 $   (19,901,687)
Wells Fargo Advantage VT Equity Income Fund........... $    7,516,331 $   (17,433,821)
Wells Fargo Advantage VT C&B Large Cap Value Fund..... $      895,538 $    (3,967,820)
Wells Fargo Advantage VT Large Company Core Fund...... $       78,382 $    (2,863,895)
Wells Fargo Advantage VT International Core Fund...... $      380,053 $    (1,152,735)
Wells Fargo Advantage VT Large Company Growth Fund.... $      569,767 $    (3,541,695)
Wells Fargo Advantage VT Money Market Fund............ $   11,170,169 $   (14,409,396)
Wells Fargo Advantage VT Small Cap Growth Fund........ $      220,373 $    (1,572,234)
Wells Fargo Advantage VT Total Return Bond Fund....... $      698,107 $    (3,087,744)
AST First Trust Balanced Target Portfolio............. $  610,433,098 $  (834,790,183)
AST First Trust Capital Appreciation Target Portfolio. $  900,059,587 $(1,114,001,740)
AST Advanced Strategies Portfolio..................... $  764,017,799 $  (889,461,232)
Columbia High Yield Fund, VS.......................... $          584 $       (71,611)
AST Investment Grade Bond Portfolio................... $3,539,160,882 $(1,677,367,320)
AST Bond Portfolio 2015............................... $  281,174,085 $   (95,557,225)

                                      A66

                                                        Purchases       Sales
                                                       ------------ -------------
AST Bond Portfolio 2018............................... $215,155,460 $(108,630,414)
AST Bond Portfolio 2019............................... $108,708,546 $ (28,549,378)
AST Global Real Estate Portfolio...................... $  3,732,288 $  (1,789,594)
AST Parametric Emerging Markets Equity Portfolio...... $  4,053,147 $  (1,091,191)
AST Focus Four Plus Portfolio......................... $ 55,036,409 $ (22,275,040)
Franklin Templeton VIP Founding Funds Allocation Fund. $241,268,641 $ (99,057,729)

Note 6: Related Party Transactions

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 7: Financial Highlights

        Prudential Annuities Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Prudential Annuities Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential Annuities Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                          AST AllianceBernstein Growth & Income Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     61,431   $ 6.83984 to  $22.05507 $  677,520   1.72%      0.65 - 2.85%    -42.32% to  -29.74%
December 31, 2007    100,698   $11.85905 to  $37.71457 $1,903,009   0.89%      0.65 - 2.75%      2.22% to    4.44%
December 31, 2006    119,941   $11.60125 to  $36.38702 $2,257,991   1.04%      0.65 - 2.75%     14.05% to   16.51%
December 31, 2005    167,797   $11.74580 to  $28.96918 $2,733,461   1.08%      0.65 - 2.50%      2.16% to    4.09%
December 31, 2004    111,669   $11.49737 to  $27.83006 $2,126,109   0.70%      0.65 - 2.50%     10.29% to   14.97%

                                      A67

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                           AST T. Rowe Price Large-Cap Growth Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     26,781   $ 4.26859 to  $10.38047 $  181,315   0.13%      0.65 - 2.85%    -42.20% to  -35.44%
December 31, 2007     33,936   $ 7.34782 to  $17.57996 $  412,631   0.13%      0.65 - 2.75%      5.24% to    7.53%
December 31, 2006     25,618   $ 6.94589 to  $16.34919 $  311,810   0.00%      0.65 - 2.75%      2.74% to    4.96%
December 31, 2005     18,694   $11.99910 to  $15.57709 $  248,066   0.00%      0.65 - 2.50%     13.52% to   15.67%
December 31, 2004     17,249   $10.56992 to  $13.46712 $  204,984   0.00%      0.65 - 2.50%      5.06% to    5.70%

                                          AST American Century Income & Growth Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     13,554   $ 6.57913 to  $11.80550 $  134,022   2.20%      0.65 - 2.75%    -36.54% to  -35.17%
December 31, 2007     18,555   $10.31462 to  $18.20953 $  292,154   1.62%      0.65 - 2.75%     -2.87% to   -0.76%
December 31, 2006     23,133   $10.56467 to  $18.34880 $  372,464   1.81%      0.65 - 2.75%     13.65% to   16.10%
December 31, 2005     27,143   $11.95769 to  $15.80446 $  382,331   1.73%      0.65 - 2.50%      2.02% to    3.95%
December 31, 2004     32,369   $11.72086 to  $15.20389 $  444,889   0.92%      0.65 - 2.50%     11.85% to   17.21%

                                       AST Schroders Multi Asset World Strategies Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     13,107   $ 7.31044 to  $13.64345 $  130,494   1.77%      0.65 - 2.85%    -32.11% to  -26.99%
December 31, 2007     12,599   $11.54620 to  $19.67187 $  191,018   1.80%      0.65 - 2.75%      5.91% to    8.21%
December 31, 2006     11,074   $11.04670 to  $18.17968 $  168,793   2.06%      0.65 - 2.50%      6.93% to    8.96%
December 31, 2005     13,907   $11.19489 to  $16.68539 $  199,852   1.70%      0.65 - 2.50%      2.00% to    3.93%
December 31, 2004     15,965   $10.97516 to  $16.05433 $  226,427   1.41%      0.65 - 2.50%      8.28% to    9.75%

                                                    AST Money Market Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008    230,705   $10.11620 to  $15.56403 $2,693,670   2.44%      0.65 - 2.75%     -0.31% to    1.84%
December 31, 2007    161,788   $10.11124 to  $15.28249 $1,920,245   4.78%      0.65 - 2.75%      2.00% to    4.22%
December 31, 2006    137,602   $ 9.87678 to  $14.66380 $1,602,715   4.50%      0.65 - 2.75%      1.71% to    3.90%
December 31, 2005    139,358   $ 9.80561 to  $14.11325 $1,610,700   2.68%      0.65 - 2.50%      0.18% to    2.07%
December 31, 2004    113,670   $ 9.78845 to  $13.82701 $1,340,662   0.85%      0.65 - 2.50%      0.18% to   -2.12%

                                                AST Cohen & Steers Realty Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008      6,441   $ 6.59702 to  $17.09976 $   94,541   5.40%      0.65 - 2.85%    -36.84% to  -34.13%
December 31, 2007     10,855   $12.32711 to  $26.66162 $  249,538   2.87%      0.65 - 2.75%    -22.15% to  -20.46%
December 31, 2006     18,292   $15.83481 to  $33.72469 $  533,825   1.34%      0.65 - 2.75%     32.99% to   35.85%
December 31, 2005     18,374   $15.75675 to  $23.64628 $  399,859   1.49%      0.65 - 2.50%     11.96% to   14.08%
December 31, 2004     21,624   $14.07377 to  $20.72860 $  417,810   2.35%      0.65 - 2.50%     37.05% to   40.74%

                                                  AST UBS Dynamic Alpha Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     64,615   $ 8.10022 to  $18.70596 $  681,463   0.32%      0.65 - 2.85%    -19.88% to  -18.15%
December 31, 2007     28,098   $10.31616 to  $22.85438 $  391,124   1.11%      0.65 - 2.90%     -1.03% to    1.28%
December 31, 2006      9,287   $10.35382 to  $22.56635 $  180,123   2.76%      0.65 - 2.75%      8.09% to   10.42%
December 31, 2005     10,921   $11.70740 to  $20.43690 $  198,585   3.48%      0.65 - 2.50%      4.27% to    6.24%
December 31, 2004     12,928   $11.22783 to  $19.23581 $  227,847   1.17%      0.65 - 2.50%     10.37% to   12.28%

                                                AST DeAM Large-Cap Value Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     10,045   $ 7.53946 to  $11.94926 $   94,921   2.58%      0.65 - 2.75%    -39.03% to  -37.71%
December 31, 2007     17,720   $12.36544 to  $19.23120 $  284,270   0.95%      0.65 - 2.75%     -1.62% to    0.52%
December 31, 2006     20,638   $12.56881 to  $19.18071 $  326,334   0.87%      0.65 - 2.75%     18.39% to   20.94%
December 31, 2005     12,952   $12.46025 to  $13.06300 $  168,747   0.89%      0.65 - 2.50%      6.60% to    8.62%
December 31, 2004     11,312   $11.47150 to  $12.25374 $  135,506   0.73%      0.65 - 2.50%     17.40% to   22.54%

                                          AST Neuberger Berman Small-Cap Growth Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     11,216   $ 4.76442 to  $10.97613 $   76,944   0.00%      0.65 - 2.75%    -44.12% to  -42.91%
December 31, 2007     15,777   $ 8.48266 to  $19.27534 $  197,277   0.00%      0.65 - 2.75%     15.43% to   17.94%
December 31, 2006     19,451   $ 7.31073 to  $16.38481 $  205,153   0.00%      0.65 - 2.75%      4.80% to    7.06%
December 31, 2005     25,315   $10.04561 to  $10.79424 $  249,998   0.00%      0.65 - 2.50%     -2.14% to   -0.29%
December 31, 2004     33,206   $10.07492 to  $11.03040 $  329,275   0.00%      0.65 - 2.50%      8.72% to   10.30%

                                   AST DeAM Small-Cap Value Portfolio (expired July 18th, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008          0   $ 0.00000 to  $ 0.00000 $        0   2.14%      0.65 - 2.75%     -8.94% to   -7.87%
December 31, 2007      5,256   $ 9.25847 to  $16.86885 $   71,380   0.76%      0.65 - 2.75%    -20.04% to  -18.30%
December 31, 2006      6,906   $11.57921 to  $20.70077 $  115,527   0.27%      0.65 - 2.75%     16.66% to   19.17%
December 31, 2005      7,609   $12.54150 to  $13.41301 $  107,012   0.14%      0.65 - 2.50%     -1.33% to    0.53%
December 31, 2004      7,655   $12.71086 to  $13.34194 $  106,466   0.17%      0.65 - 2.50%     21.32% to   27.11%

                                      A68

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                                     AST High Yield Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008    17,905    $ 7.56409 to  $14.55813 $  208,084   10.40%     0.65 - 2.75%    -27.59% to  -26.03%
December 31, 2007    24,064    $10.44649 to  $19.68057 $  380,467    8.75%     0.65 - 2.75%     -0.35% to    1.81%
December 31, 2006    33,761    $10.48319 to  $19.33036 $  532,516    9.16%     0.65 - 2.75%      7.33% to    9.64%
December 31, 2005    39,067    $11.08735 to  $17.63140 $  576,165    7.99%     0.65 - 2.50%     -1.40% to    0.47%
December 31, 2004    53,427    $11.24489 to  $17.54975 $  798,600    7.93%     0.65 - 2.50%     10.36% to   12.45%

                                             AST Federated Aggressive Growth Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008    16,316    $ 6.56016 to  $14.98634 $  142,111    0.00%     0.65 - 2.85%    -45.63% to  -33.63%
December 31, 2007    25,503    $12.44805 to  $27.04882 $  462,627    0.00%     0.65 - 2.75%      8.14% to   10.49%
December 31, 2006    29,587    $11.45211 to  $24.54379 $  485,583    0.00%     0.65 - 2.75%      9.81% to   12.18%
December 31, 2005    36,136    $11.28778 to  $13.48578 $  531,526    0.00%     0.65 - 2.50%      6.71% to    8.73%
December 31, 2004    24,666    $10.38145 to  $12.64000 $  346,354    0.00%     0.65 - 2.50%     22.26% to   26.40%

                                                    AST Mid-Cap Value Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     5,546    $ 6.85171 to  $11.42511 $   48,331    1.09%     0.65 - 2.75%    -39.83% to  -38.53%
December 31, 2007     7,637    $11.38711 to  $18.63248 $  111,950    0.29%     0.65 - 2.75%     -0.09% to    2.08%
December 31, 2006    10,060    $12.82794 to  $18.29892 $  143,922    0.54%     0.65 - 2.50%     11.40% to   13.50%
December 31, 2005    12,416    $12.44692 to  $12.49605 $  156,575    0.42%     0.65 - 2.50%      2.80% to    4.74%
December 31, 2004    15,879    $11.92999 to  $12.10784 $  191,481    0.27%     0.65 - 2.50%     14.57% to   21.08%

                                               AST Small-Cap Value Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008    25,034    $ 7.44092 to  $16.98067 $  318,508    1.36%     0.65 - 2.85%    -31.65% to  -24.79%
December 31, 2007    42,347    $11.30363 to  $24.31821 $  775,321    0.88%     0.65 - 2.75%     -8.22% to   -6.22%
December 31, 2006    47,594    $12.31589 to  $25.93237 $  956,554    0.45%     0.65 - 2.75%     16.75% to   19.27%
December 31, 2005    60,672    $12.59028 to  $21.74339 $1,038,873    0.08%     0.65 - 2.50%      3.99% to    5.95%
December 31, 2004    53,139    $12.10770 to  $20.52193 $  909,575    0.01%     0.65 - 2.50%     15.68% to   21.08%

                                      AST Goldman Sachs Concentrated Growth Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008    16,299    $ 3.15269 to  $17.70351 $  242,317    0.15%     0.65 - 2.60%    -41.83% to  -40.66%
December 31, 2007    23,248    $ 5.39999 to  $30.06012 $  558,900    0.00%     0.65 - 2.50%     11.13% to   13.25%
December 31, 2006    27,074    $ 4.84678 to  $26.74648 $  618,327    0.00%     0.65 - 2.50%      7.25% to    9.28%
December 31, 2005    33,371    $10.62353 to  $23.28207 $  728,589    0.54%     0.65 - 2.50%      0.75% to    2.65%
December 31, 2004    42,899    $10.54471 to  $22.68033 $  941,719    0.00%     0.65 - 2.50%      3.02% to    5.45%

                                        AST Goldman Sachs Mid-Cap Growth Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008    21,632    $ 3.04521 to  $11.28124 $   98,369    0.00%     0.65 - 2.75%    -42.42% to  -41.18%
December 31, 2007    31,878    $ 5.26189 to  $19.22684 $  307,677    0.00%     0.65 - 2.75%     16.05% to   18.57%
December 31, 2006    38,464    $ 4.47207 to  $16.25689 $  307,253    0.00%     0.65 - 2.75%      3.36% to    5.59%
December 31, 2005    52,068    $ 4.45507 to  $12.16699 $  388,958    0.00%     0.65 - 2.50%      2.15% to    4.08%
December 31, 2004    38,744    $ 4.28036 to  $11.91091 $  273,819    0.00%     0.65 - 2.50%     15.60% to   19.11%

                                        AST Goldman Sachs Small-Cap Value Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008     4,794    $ 7.85000 to  $19.90636 $   82,391    1.49%     0.65 - 2.75%    -28.66% to  -27.11%
December 31, 2007     6,019    $11.00312 to  $27.31110 $  144,929    0.57%     0.65 - 2.75%     -7.75% to   -5.74%
December 31, 2006     8,373    $11.92689 to  $28.97468 $  216,393    0.35%     0.65 - 2.75%     14.02% to   16.48%
December 31, 2005    11,096    $16.69493 to  $24.87582 $  248,951    0.34%     0.65 - 2.40%      2.47% to    4.30%
December 31, 2004    14,436    $19.57911 to  $23.85041 $  314,031    0.22%     0.65 - 2.25%     19.39% to   17.47%

                                               AST Large-Cap Value Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008    25,394    $ 6.38846 to  $16.24413 $  248,148    1.59%     0.65 - 2.85%    -43.10% to  -30.98%
December 31, 2007    33,134    $11.17043 to  $27.94403 $  581,479    1.08%     0.65 - 2.75%     -5.67% to   -3.62%
December 31, 2006    34,654    $11.78079 to  $28.99375 $  695,105    0.81%     0.65 - 2.75%     15.21% to   17.69%
December 31, 2005    34,769    $12.19413 to  $24.63567 $  659,997    0.88%     0.65 - 2.50%      3.80% to    5.77%
December 31, 2004    31,863    $11.74725 to  $23.29235 $  621,342    1.54%     0.65 - 2.50%     14.70% to   17.47%

                                         AST Lord Abbett Bond-Debenture Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008    25,649    $ 8.10499 to  $11.48243 $  265,996    9.00%     0.65 - 2.75%    -25.36% to  -23.75%
December 31, 2007    35,946    $10.85945 to  $15.05922 $  494,617    5.68%     0.65 - 2.75%      3.16% to    5.39%
December 31, 2006    44,058    $10.52727 to  $14.28842 $  582,676    5.00%     0.65 - 2.75%      6.79% to    9.09%
December 31, 2005    54,113    $10.73312 to  $13.09818 $  662,777    3.54%     0.65 - 2.50%     -1.36% to    0.51%
December 31, 2004    34,381    $10.88128 to  $13.03231 $  430,122    3.22%     0.65 - 2.50%      6.72% to    8.81%

                                      A69

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                           AST Marsico Capital Growth Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008     89,246   $ 6.24776 to  $12.92584 $  792,227   0.45%      0.65 - 2.85%    -45.21% to  -36.07%
December 31, 2007    143,872   $11.34517 to  $23.09247 $2,388,547   0.17%      0.65 - 2.75%     11.79% to   14.21%
December 31, 2006    166,628   $10.09670 to  $20.21861 $2,486,479   0.06%      0.65 - 2.75%      4.30% to    6.54%
December 31, 2005    206,076   $12.09065 to  $18.97741 $2,944,324   0.00%      0.65 - 2.50%      4.17% to    6.14%
December 31, 2004    153,174   $11.60677 to  $17.87989 $2,275,906   0.00%      0.65 - 2.50%     14.92% to   16.07%

                                                 AST MFS Growth Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008     28,733   $ 5.24253 to  $10.44074 $  186,479   0.26%      0.65 - 2.75%    -38.06% to  -36.72%
December 31, 2007     36,836   $ 8.42015 to  $16.54009 $  394,445   0.03%      0.65 - 2.75%     11.93% to   14.36%
December 31, 2006     47,011   $ 7.48410 to  $14.50009 $  440,821   0.00%      0.65 - 2.75%      6.66% to    8.95%
December 31, 2005     63,684   $ 8.25189 to  $11.40772 $  549,513   0.01%      0.65 - 2.50%      3.67% to    5.63%
December 31, 2004     66,404   $ 7.81177 to  $11.00344 $  529,399   0.00%      0.65 - 2.50%      9.96% to   10.03%

                                       AST Neuberger Berman Mid-Cap Growth Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008     16,039   $ 5.59083 to  $17.79631 $  219,680   0.00%      0.65 - 2.75%    -44.75% to  -43.55%
December 31, 2007     29,931   $10.06697 to  $31.52655 $  696,088   0.00%      0.65 - 2.75%     18.83% to   21.41%
December 31, 2006     31,116   $ 8.42839 to  $25.96795 $  632,362   0.00%      0.65 - 2.75%     10.93% to   13.32%
December 31, 2005     37,762   $12.95087 to  $22.91637 $  697,198   0.00%      0.65 - 2.50%     10.66% to   12.76%
December 31, 2004     24,055   $11.70285 to  $20.32356 $  391,202   0.00%      0.65 - 2.50%     15.31% to   17.03%

                                     AST Neuberger Berman/LSV Mid-Cap Value Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008     21,731   $ 6.54354 to  $21.12901 $  316,843   1.77%      0.65 - 2.75%    -43.85% to  -42.63%
December 31, 2007     39,786   $11.65359 to  $36.83127 $  967,176   0.68%      0.65 - 2.75%      0.32% to    2.50%
December 31, 2006     48,463   $11.61672 to  $35.93418 $1,194,348   0.51%      0.65 - 2.75%      7.71% to   10.03%
December 31, 2005     63,124   $14.17677 to  $32.65772 $1,446,831   0.14%      0.65 - 2.50%      9.26% to   11.33%
December 31, 2004     57,066   $12.97478 to  $29.33422 $1,293,638   0.10%      0.65 - 2.50%     22.04% to   29.75%

                                              AST Small-Cap Growth Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008      7,246   $ 6.68777 to  $14.01478 $   76,253   0.00%      0.65 - 2.85%    -36.79% to  -32.53%
December 31, 2007      9,716   $10.54500 to  $21.70159 $  157,938   0.00%      0.65 - 2.75%      4.19% to    6.45%
December 31, 2006     10,695   $10.00731 to  $20.38629 $  169,871   0.00%      0.65 - 2.75%      9.52% to   11.88%
December 31, 2005     12,337   $ 9.22813 to  $18.22237 $  182,203   0.00%      0.65 - 2.50%     -1.04% to    0.83%
December 31, 2004     14,656   $ 9.32482 to  $18.07152 $  221,444   0.00%      0.65 - 2.50%     -7.55% to    6.75%

                                         AST PIMCO Limited Maturity Bond Portfolio
                   -------------------------------------------------------------------------------------   -------
December 31, 2008     55,649   $10.25361 to  $17.35746 $  703,455   5.55%      0.65 - 2.75%     -1.66% to    0.46%
December 31, 2007     98,431   $10.40058 to  $17.27843 $1,209,317   4.60%      0.65 - 2.75%      3.85% to    6.10%
December 31, 2006    113,953   $ 9.98960 to  $16.28462 $1,352,973   3.08%      0.65 - 2.75%      0.98% to    3.15%
December 31, 2005    142,948   $ 9.86775 to  $15.78739 $1,673,435   1.15%      0.65 - 2.50%     -0.90% to    0.97%
December 31, 2004     98,739   $ 9.95764 to  $15.63518 $1,227,262   3.16%      0.65 - 2.50%      1.40% to   -0.42%

                                               AST PIMCO Total Return Bond Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     74,757   $10.15674 to  $21.03675 $1,089,746   4.01%      0.65 - 2.75%     -4.95% to   -2.89%
December 31, 2007    105,808   $10.68542 to  $21.66391 $1,562,280   2.28%      0.65 - 2.75%      5.32% to    7.60%
December 31, 2006    106,511   $10.14614 to  $20.13354 $1,532,655   3.72%      0.65 - 2.75%      0.89% to    3.07%
December 31, 2005    109,303   $10.30972 to  $19.53471 $1,607,279   3.73%      0.65 - 2.50%     -0.05% to    1.84%
December 31, 2004    153,053   $10.31507 to  $19.18174 $2,195,640   3.96%      0.65 - 2.50%      4.28% to    3.15%

                                            AST AllianceBernstein Core Value Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     16,283   $ 6.38950 to  $10.02666 $  133,646   3.44%      0.65 - 2.75%    -43.49% to  -42.26%
December 31, 2007     25,319   $11.30608 to  $17.40971 $  372,910   1.38%      0.65 - 2.75%     -6.23% to   -4.20%
December 31, 2006     28,556   $12.05765 to  $18.21836 $  450,429   1.21%      0.65 - 2.75%     18.02% to   20.56%
December 31, 2005     21,260   $12.20566 to  $13.16051 $  280,083   1.21%      0.65 - 2.50%      2.88% to    4.83%
December 31, 2004     22,498   $12.55472 to  $11.86399 $  285,690   1.31%      0.65 - 2.50%     13.18% to   18.64%

                                                      AST QMA US Equity Alpha
                   ---------------------------------------------------------------------------------------------
December 31, 2008     13,410   $ 5.71453 to  $ 9.59861 $  112,798   2.39%      0.65 - 2.75%    -40.41% to  -39.11%
December 31, 2007     24,740   $ 9.53992 to  $15.76502 $  345,824   1.33%      0.65 - 2.75%     -0.74% to    1.42%
December 31, 2006     31,311   $ 9.56159 to  $15.54492 $  438,379   1.10%      0.65 - 2.75%      9.51% to   11.87%
December 31, 2005     38,738   $11.42202 to  $13.89566 $  491,179   1.37%      0.65 - 2.50%      0.96% to    2.87%
December 31, 2004     43,544   $13.50788 to  $11.31331 $  544,672   0.84%      0.65 - 2.50%      9.27% to   13.13%

                                      A70

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                           AST T. Rowe Price Natural Resources Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008      5,935   $ 8.76037 to  $34.88343 $  134,397   0.66%      0.65 - 2.60%    -51.29% to  -50.31%
December 31, 2007     13,323   $17.90678 to  $70.20328 $  567,927   0.58%      0.65 - 2.75%     36.63% to   39.59%
December 31, 2006     11,347   $13.10637 to  $50.29168 $  377,853   0.33%      0.65 - 2.75%     12.69% to   15.11%
December 31, 2005     12,696   $18.39757 to  $43.68918 $  380,931   0.23%      0.65 - 2.50%     28.13% to   30.55%
December 31, 2004      9,328   $14.35838 to  $33.46498 $  235,650   0.98%      0.65 - 2.50%     30.34% to   43.58%

                                           AST T. Rowe Price Asset Allocation Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     46,873   $ 7.79315 to  $20.93279 $  538,360   1.79%      0.65 - 2.85%    -27.98% to  -22.10%
December 31, 2007     52,178   $11.60522 to  $28.45091 $  838,230   1.21%      0.65 - 2.75%      3.38% to    5.63%
December 31, 2006     23,736   $11.22531 to  $26.93478 $  453,918   1.80%      0.65 - 2.75%      9.41% to   11.76%
December 31, 2005     22,882   $11.58355 to  $24.09982 $  421,752   1.86%      0.65 - 2.50%      2.07% to    4.00%
December 31, 2004     22,590   $11.34848 to  $23.17239 $  422,821   1.49%      0.65 - 2.50%     10.45% to   13.48%

                                                 AST International Value Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     12,595   $ 5.83552 to  $14.38680 $  132,504   2.67%      0.65 - 2.85%    -45.55% to  -36.07%
December 31, 2007     20,459   $10.66136 to  $25.92537 $  418,511   0.98%      0.65 - 2.75%     14.55% to   17.04%
December 31, 2006     16,918   $ 9.25940 to  $22.20794 $  307,009   0.82%      0.65 - 2.75%     23.96% to   26.63%
December 31, 2005     12,495   $14.08614 to  $16.78896 $  187,615   1.51%      0.65 - 2.50%     10.87% to   12.97%
December 31, 2004     12,660   $12.70454 to  $14.86117 $  173,233   1.33%      0.65 - 2.50%     20.25% to   27.05%

                                                  AST MFS Global Equity Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008      6,101   $ 8.57011 to  $13.60103 $   66,707   1.29%      0.65 - 2.75%    -35.81% to  -34.42%
December 31, 2007     10,147   $13.35080 to  $20.79180 $  175,144   1.95%      0.65 - 2.75%      6.38% to    8.69%
December 31, 2006     14,954   $12.55031 to  $19.17844 $  240,811   0.50%      0.65 - 2.75%     20.89% to   23.49%
December 31, 2005     11,543   $12.58753 to  $13.00551 $  148,907   0.28%      0.65 - 2.50%      4.89% to    6.87%
December 31, 2004     13,548   $11.77784 to  $12.39912 $  164,748   0.18%      0.65 - 2.50%     17.62% to   23.99%

                                            AST JPMorgan International Equity Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008      9,827   $ 6.27937 to  $24.00705 $  149,580   2.57%      0.65 - 2.75%    -43.00% to  -41.76%
December 31, 2007     18,705   $10.95909 to  $41.53619 $  466,812   1.42%      0.65 - 2.75%      6.42% to    8.73%
December 31, 2006     20,776   $10.24548 to  $38.49496 $  502,228   1.24%      0.65 - 2.75%     19.43% to   22.00%
December 31, 2005     22,661   $13.33803 to  $21.16585 $  460,659   1.07%      0.65 - 2.50%      8.25% to   10.29%
December 31, 2004     17,054   $12.32188 to  $19.19038 $  373,796   1.11%      0.65 - 2.50%     16.35% to   23.22%

                                              AST T. Rowe Price Global Bond Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     16,218   $ 9.78879 to  $16.30778 $  221,914   4.60%      0.65 - 2.75%     -5.12% to   -3.07%
December 31, 2007     33,381   $10.31681 to  $16.82426 $  461,638   2.66%      0.65 - 2.75%      6.62% to    8.93%
December 31, 2006     35,161   $ 9.67663 to  $15.44498 $  452,330   1.66%      0.65 - 2.75%      3.36% to    5.58%
December 31, 2005     41,856   $10.18964 to  $14.62839 $  514,830   3.18%      0.65 - 2.50%     -6.87% to   -5.10%
December 31, 2004     26,802   $10.94108 to  $15.41527 $  360,549   5.66%      0.65 - 2.50%      7.93% to    9.41%

                                                AST International Growth Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008     38,892   $ 5.57041 to  $13.55477 $  455,778   1.44%      0.65 - 2.85%    -51.60% to  -44.28%
December 31, 2007     59,911   $15.23165 to  $27.41378 $1,450,281   0.41%      0.65 - 2.75%     15.76% to   18.28%
December 31, 2006     74,076   $13.15766 to  $23.17793 $1,536,181   1.32%      0.65 - 2.75%     17.66% to   20.19%
December 31, 2005     98,133   $13.56645 to  $19.28436 $1,709,821   0.96%      0.65 - 2.50%     13.66% to   15.80%
December 31, 2004     85,371   $11.93649 to  $16.65262 $1,326,329   0.73%      0.65 - 2.50%     15.40% to   19.36%

                              AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     13,508   $ 6.74653 to  $ 7.17163 $   93,861   0.78%      0.65 - 2.60%    -43.83% to  -42.70%
December 31, 2007     41,420   $11.97230 to  $12.51606 $  506,044   0.15%      0.65 - 2.75%      6.53% to    8.84%
December 31, 2006     29,759   $11.26947 to  $11.49911 $  338,015   0.00%      0.65 - 2.50%     12.80% to   14.93%
December 31, 2005      3,409   $ 9.99132 to  $10.00500 $   34,084   0.00%      0.65 - 2.40%     -0.07% to    0.06%

                            AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                   ---------------------------------------------------------------------------------------------
December 31, 2008    280,192   $ 7.09516 to  $ 7.96999 $2,131,831   1.00%      0.65 - 3.00%    -36.89% to  -29.03%
December 31, 2007    437,914   $11.73121 to  $12.33007 $5,234,701   0.22%      0.65 - 3.00%      6.42% to    9.01%
December 31, 2006    274,471   $11.02337 to  $11.31058 $3,056,729   0.00%      0.65 - 3.00%     10.27% to   12.94%
December 31, 2005     21,855   $10.00055 to  $10.01499 $  218,657   0.00%      0.65 - 2.50%      0.05% to    0.16%

                          AST Academic Strategies Asset Allocation Portfolio (available December 5, 2005)
                   ---------------------------------------------------------------------------------------------
December 31, 2008    226,152   $ 7.32007 to  $ 8.17979 $1,769,603   1.15%      0.65 - 3.00%    -33.88% to  -26.78%
December 31, 2007    324,959   $11.49114 to  $12.07747 $3,809,076   0.36%      0.65 - 3.00%      5.92% to    8.50%
December 31, 2006    209,952   $10.84925 to  $11.13179 $2,302,446   0.00%      0.65 - 3.00%      8.42% to   11.04%
December 31, 2005     19,037   $10.01052 to  $10.02498 $  190,659   0.00%      0.65 - 2.50%      0.13% to    0.26%

                                      A71

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                               AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                   ---------------------------------------------------------------------------------------------
December 31, 2008    105,696   $ 7.53624 to  $ 8.46087 $  857,571   1.08%      0.65 - 3.00%    -30.84% to  -24.62%
December 31, 2007     98,554   $11.36451 to  $11.94439 $1,143,188   0.33%      0.65 - 3.00%      5.79% to    8.36%
December 31, 2006     51,725   $10.77257 to  $11.02254 $  561,804   0.00%      0.65 - 2.75%      7.53% to    9.84%
December 31, 2005      4,156   $10.02051 to  $10.03225 $   41,665   0.00%      1.00 - 2.50%      0.23% to    0.33%

                             AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                   ---------------------------------------------------------------------------------------------
December 31, 2008    117,435   $ 8.26395 to  $ 9.30874 $1,047,168   0.85%      0.65 - 3.00%    -21.90% to  -17.26%
December 31, 2007     50,338   $11.13156 to  $11.63721 $  568,796   0.29%      0.65 - 2.75%      5.71% to    8.01%
December 31, 2006     23,554   $10.52984 to  $10.77434 $  250,007   0.00%      0.65 - 2.75%      5.00% to    7.26%
December 31, 2005      1,112   $10.03049 to  $10.04496 $   11,156   0.00%      0.65 - 2.50%      0.33% to    0.46%

                                                       Davis Value Portfolio
                   ---------------------------------------------------------------------------------------------
December 31, 2008        323   $ 7.60022 to  $10.39039 $    2,459   0.52%      1.40 - 1.65%    -41.31% to  -41.16%
December 31, 2007        968   $12.91696 to  $17.70411 $   12,664   1.06%      1.40 - 1.65%      2.90% to    3.16%
December 31, 2006      1,082   $12.52070 to  $17.20481 $   13,706   0.82%      1.40 - 2.15%     12.54% to   13.40%
December 31, 2005        912   $11.04159 to  $15.21083 $   10,162   1.09%      1.40 - 1.65%      7.64% to    7.92%
December 31, 2004        773   $10.23170 to  $14.13079 $    7,961   0.87%      1.40 - 1.65%     10.47% to   10.75%

                                           Evergreen VA Diversified Capital Builder Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        277   $ 5.88992 to  $ 6.84098 $    1,634   0.00%      1.40 - 1.65%    -46.42% to  -46.28%
December 31, 2007        505   $10.96366 to  $12.76662 $    5,550   4.04%      1.40 - 1.65%      4.91% to    5.18%
December 31, 2006        591   $10.42346 to  $12.16865 $    6,174   2.45%      1.40 - 1.65%      8.04% to    8.31%
December 31, 2005        704   $ 9.62335 to  $11.26309 $    6,791   2.34%      1.40 - 1.65%      3.56% to    3.82%
December 31, 2004        809   $ 9.26928 to  $10.87628 $    7,495   0.88%      1.40 - 1.65%      4.55% to    4.82%

                                        Evergreen VA Growth Fund (available April 15, 2005)
                   ---------------------------------------------------------------------------------------------
December 31, 2008      1,613   $ 7.64727 to  $ 8.20083 $   12,814   0.02%      0.65 - 2.50%    -42.61% to  -41.51%
December 31, 2007      3,052   $13.32397 to  $14.02140 $   41,697   0.00%      0.65 - 2.50%      8.25% to   10.32%
December 31, 2006      3,504   $12.25417 to  $12.70979 $   43,826   0.00%      0.65 - 2.75%      7.99% to   10.32%
December 31, 2005      4,019   $11.36821 to  $11.52122 $   46,002   0.00%      0.65 - 2.50%     15.79% to   17.34%

                                              Evergreen VA International Equity Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008      3,073   $ 8.30863 to  $13.30448 $   36,054   0.00%      0.65 - 2.75%    -43.10% to  -41.87%
December 31, 2007      5,409   $14.60200 to  $23.17876 $  112,461   2.56%      0.65 - 2.75%     11.82% to   14.25%
December 31, 2006      5,001   $13.05828 to  $20.54770 $   91,052   4.02%      0.65 - 2.75%     19.78% to   22.36%
December 31, 2005      4,304   $13.97774 to  $14.27529 $   64,078   3.12%      0.65 - 2.50%     13.11% to   15.24%
December 31, 2004      2,417   $12.38709 to  $12.35815 $   31,264   1.57%      0.65 - 2.50%     18.43% to   23.58%

                                              Evergreen VA Fundamental Large Cap Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        460   $ 9.40790 to  $ 9.52968 $    4,381   1.31%      1.40 - 1.65%    -33.96% to  -33.79%
December 31, 2007        592   $14.24555 to  $14.39332 $    8,514   1.03%      1.40 - 1.65%      6.49% to    6.77%
December 31, 2006        704   $13.37676 to  $13.48107 $    9,482   1.25%      1.40 - 1.65%     10.82% to   11.10%
December 31, 2005        765   $12.07080 to  $12.13421 $    9,286   1.02%      1.40 - 1.65%      7.22% to    7.49%
December 31, 2004        555   $11.25809 to  $11.28865 $    6,261   1.19%      1.40 - 1.65%      7.40% to    7.68%

                                                      Evergreen VA Omega Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008      1,626   $ 6.10870 to  $12.28160 $   11,496   0.00%      0.65 - 2.60%    -29.09% to  -27.67%
December 31, 2007      2,126   $ 8.50981 to  $17.02269 $   21,935   0.53%      0.65 - 2.50%      9.15% to   11.23%
December 31, 2006      2,450   $ 7.70917 to  $15.34297 $   22,281   0.00%      0.65 - 2.50%      3.37% to    5.33%
December 31, 2005      3,270   $10.28912 to  $11.05312 $   28,491   0.22%      0.65 - 2.50%      1.26% to    3.17%
December 31, 2004      4,624   $ 9.97258 to  $10.91573 $   39,972   0.00%      0.65 - 2.50%      6.52% to    9.16%

                                                 Evergreen VA Special Values Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        146   $12.15328 to  $15.04581 $    2,186   0.84%      1.40 - 1.90%    -32.61% to  -32.27%
December 31, 2007        316   $18.03551 to  $22.21472 $    6,903   1.32%      1.40 - 1.90%     -9.28% to   -8.82%
December 31, 2006        368   $19.88133 to  $24.36340 $    8,852   0.76%      1.40 - 1.90%     19.25% to   19.85%
December 31, 2005        393   $16.67261 to  $20.32795 $    7,894   1.09%      1.40 - 1.90%      8.66% to    9.22%
December 31, 2004        322   $15.42626 to  $18.61254 $    5,914   1.03%      1.40 - 1.65%     18.38% to   18.69%

                                           Evergreen VA Diversified Income Builder Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        264   $ 9.04154 to  $10.46656 $    2,762   6.53%      1.40 - 1.65%    -29.68% to  -29.50%
December 31, 2007        402   $13.02529 to  $15.03981 $    5,989   4.76%      1.40 - 1.65%      1.99% to    2.25%
December 31, 2006        468   $12.77150 to  $14.70915 $    6,869   3.50%      1.40 - 1.65%      4.20% to    4.46%
December 31, 2005        480   $12.16009 to  $14.08098 $    6,740   4.97%      1.40 - 1.90%     -2.57% to   -2.07%
December 31, 2004        476   $12.54808 to  $14.37891 $    6,826   4.60%      1.40 - 1.65%      6.62% to    6.89%

                                      A72

                                  At year ended                                 For year ended
                   -------------------------------------------  -----------------------------------------------
                      Units                              Net    Investment
                   Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                 Columbia Money Market Fund, VS
                   -------------------------------------------------------------------------------------------
December 31, 2008       159    $11.12662 to  $11.12662 $  1,771   2.59%      1.00 - 1.00%      1.55% to    1.55%
December 31, 2007       234    $10.95647 to  $10.95647 $  2,568   4.91%      1.00 - 1.00%      3.97% to    3.97%
December 31, 2006       246    $10.53788 to  $10.53788 $  2,597   4.61%      1.00 - 1.00%      3.69% to    3.69%
December 31, 2005       321    $10.16333 to  $10.16333 $  3,259   2.96%      1.00 - 1.00%      2.03% to    2.03%
December 31, 2004       400    $ 9.96100 to  $ 9.96100 $  3,988   0.83%      1.00 - 1.00%     -0.14% to   -0.14%

                                             Columbia Small Company Growth Fund, VS
                   -------------------------------------------------------------------------------------------
December 31, 2008        37    $12.34900 to  $12.34900 $    462   0.00%      1.00 - 1.00%    -41.42% to  -41.42%
December 31, 2007        51    $21.07999 to  $21.07999 $  1,069   0.00%      1.00 - 1.00%     12.32% to   12.32%
December 31, 2006        62    $18.76807 to  $18.76807 $  1,155   0.00%      1.00 - 1.00%     11.28% to   11.28%
December 31, 2005        82    $16.86565 to  $16.86565 $  1,386   0.01%      1.00 - 1.00%      1.69% to    1.69%
December 31, 2004       114    $16.58595 to  $16.58595 $  1,892   0.00%      1.00 - 1.00%     10.36% to   10.36%

                                Columbia Large Cap Growth Fund, VS (available February 25, 2005)
                   -------------------------------------------------------------------------------------------
December 31, 2008       592    $ 7.65036 to  $ 7.72535 $  4,575   0.25%      1.00 - 1.25%    -41.18% to  -41.03%
December 31, 2007       800    $13.00621 to  $13.10033 $ 10,478   0.37%      1.00 - 1.25%     14.32% to   14.61%
December 31, 2006     1,028    $11.37734 to  $11.43058 $ 11,755   0.36%      1.00 - 1.25%      8.86% to    9.13%
December 31, 2005     1,359    $10.45138 to  $10.47393 $ 14,238   0.68%      1.00 - 1.25%      3.81% to    4.04%

                                          Prudential SP International Growth Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,323    $ 7.40821 to  $ 8.59118 $ 10,961   1.60%      0.65 - 2.75%    -51.67% to  -50.62%
December 31, 2007     3,043    $15.32754 to  $17.39805 $ 51,415   0.73%      0.65 - 2.75%     16.24% to   18.76%
December 31, 2006     3,004    $13.18590 to  $14.64915 $ 43,166   1.77%      0.65 - 2.75%     17.73% to   20.26%
December 31, 2005     2,709    $11.94145 to  $12.18096 $ 32,672   0.56%      0.65 - 2.50%     13.49% to   15.63%
December 31, 2004     1,458    $10.52413 to  $10.53434 $ 15,350   0.00%      0.65 - 2.50%     33.82% to   39.61%

                                              Gartmore NVIT Developing Markets Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008     6,642    $ 8.94425 to  $19.28675 $ 86,010   0.64%      0.65 - 2.75%    -59.02% to  -58.13%
December 31, 2007    14,104    $21.82742 to  $46.18441 $478,758   0.45%      0.65 - 2.75%     39.55% to   42.57%
December 31, 2006    14,181    $15.64163 to  $32.47568 $323,571   0.56%      0.65 - 2.75%     30.88% to   33.70%
December 31, 2005    17,521    $14.97909 to  $16.29013 $293,345   0.53%      0.65 - 2.50%     28.24% to   30.66%
December 31, 2004    15,105    $11.46381 to  $12.70271 $185,833   0.55%      0.65 - 2.50%     19.00% to   27.03%

                                                    The DOW DART 10 Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008       857    $ 6.92452 to  $10.27256 $  7,084   0.00%      0.65 - 2.50%    -30.30% to  -28.97%
December 31, 2007     1,361    $ 9.78319 to  $14.55047 $ 16,177   0.00%      0.65 - 2.50%     -1.87% to    0.00%
December 31, 2006     2,311    $ 9.81749 to  $14.63859 $ 27,950   0.00%      0.65 - 2.50%     22.44% to   24.75%
December 31, 2005     1,226    $ 9.83399 to  $10.14565 $ 11,614   0.00%      0.65 - 2.50%     -5.63% to   -3.85%
December 31, 2004     1,295    $10.55000 to  $10.42110 $ 12,754   0.00%      0.65 - 2.50%      4.21% to   31.55%

                                             First Trust Target Focus Four Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,208    $ 2.55578 to  $ 8.80712 $  4,702   0.00%      0.65 - 2.60%    -45.29% to  -40.07%
December 31, 2007     1,492    $ 4.61460 to  $15.33676 $ 12,698   0.00%      0.65 - 1.90%      3.68% to    5.01%
December 31, 2006     1,129    $ 4.42816 to  $10.14977 $  5,732   0.00%      0.65 - 1.65%      2.30% to    3.34%
December 31, 2005     1,468    $ 4.50117 to  $14.19739 $  7,002   0.00%      0.65 - 1.90%     -1.33% to   -0.07%
December 31, 2004     2,085    $ 4.50450 to  $14.38846 $  9,808   0.00%      0.65 - 1.90%      9.23% to   10.62%

                                               Global Dividend Target 15 Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,199    $ 9.01244 to  $15.09443 $ 36,070   0.00%      0.65 - 2.60%    -44.27% to  -43.15%
December 31, 2007     8,705    $16.10195 to  $26.71430 $173,717   0.00%      0.65 - 2.75%     10.21% to   12.60%
December 31, 2006     7,225    $17.08339 to  $23.86991 $128,826   0.00%      0.65 - 2.50%     34.99% to   37.54%
December 31, 2005     2,795    $12.65511 to  $13.05592 $ 36,800   0.00%      0.65 - 2.50%      7.43% to    9.46%
December 31, 2004     1,858    $11.93000 to  $11.78007 $ 22,624   0.00%      0.65 - 2.50%     12.65% to   17.80%

                                                   NASDAQ Target 15 Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008       501    $ 5.53942 to  $ 8.01883 $  3,179   0.00%      0.65 - 1.90%    -51.83% to  -39.68%
December 31, 2007       857    $11.39370 to  $16.53539 $ 11,317   0.00%      0.65 - 1.90%     19.41% to   20.94%
December 31, 2006       686    $ 9.45483 to  $13.75647 $  7,316   0.00%      0.65 - 1.65%      7.09% to    8.18%
December 31, 2005       673    $10.78336 to  $11.01244 $  6,552   0.00%      0.65 - 1.90%      1.36% to    2.65%
December 31, 2004       748    $10.63850 to  $10.72820 $  7,024   0.00%      0.65 - 1.90%     19.52% to   20.53%

                                      A73

                                  At year ended                                 For year ended
                   -------------------------------------------  -----------------------------------------------
                      Units                              Net    Investment
                   Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                     S&P Target 24 Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008       992    $ 6.35065 to  $10.21125 $  7,753   0.00%      0.65 - 2.50%    -29.73% to  -28.39%
December 31, 2007     1,425    $ 8.89991 to  $14.34653 $ 15,798   0.00%      0.65 - 2.50%      1.58% to    3.52%
December 31, 2006     1,497    $ 8.62770 to  $13.94316 $ 16,056   0.00%      0.65 - 2.50%      0.32% to    2.22%
December 31, 2005     1,716    $10.85174 to  $11.19548 $ 18,042   0.00%      0.65 - 2.50%      1.56% to    3.48%
December 31, 2004     1,433    $10.68490 to  $10.81888 $ 14,152   0.00%      0.65 - 2.50%      6.85% to   48.18%

                                                  Target Managed VIP Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008     4,209    $ 6.45063 to  $10.05410 $ 32,278   0.00%      0.65 - 2.60%    -46.26% to  -45.18%
December 31, 2007    12,029    $11.80803 to  $18.45100 $174,193   0.00%      0.65 - 2.75%      6.44% to    8.76%
December 31, 2006    15,281    $10.89598 to  $17.06925 $203,898   0.00%      0.65 - 2.50%      8.73% to   10.79%
December 31, 2005    15,096    $11.77287 to  $12.14584 $182,873   0.00%      0.65 - 2.50%      4.57% to    6.55%
December 31, 2004     9,571    $11.25812 to  $11.39923 $108,508   0.00%      0.65 - 2.50%     12.58% to   36.28%

                                                 Value Line Target 25 Portfolio
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,423    $ 2.43273 to  $10.38685 $ 15,210   0.00%      0.65 - 1.90%    -55.68% to  -54.06%
December 31, 2007     3,219    $ 5.43929 to  $23.28349 $ 44,021   0.00%      0.65 - 1.90%     15.94% to   17.43%
December 31, 2006     3,691    $ 4.64840 to  $19.94915 $ 43,760   0.00%      0.65 - 2.75%      0.06% to    2.21%
December 31, 2005     4,713    $14.75809 to  $15.07130 $ 54,045   0.00%      0.65 - 1.90%     17.44% to   18.93%
December 31, 2004     2,730    $12.67240 to  $12.56662 $ 21,764   0.00%      0.65 - 1.90%    292.72% to  296.02%

                                    The DOW Target Dividend Portfolio (available May 2, 2005)
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,087    $ 6.36274 to  $ 6.84383 $ 20,380   0.00%      0.65 - 2.60%    -42.10% to  -40.93%
December 31, 2007     7,365    $10.94328 to  $11.58623 $ 82,923   0.00%      0.65 - 2.75%     -1.68% to    0.45%
December 31, 2006     8,909    $11.17799 to  $11.53380 $100,922   0.00%      0.65 - 2.50%     15.19% to   17.37%
December 31, 2005     5,988    $ 9.70374 to  $ 9.82689 $ 58,424   0.00%      0.65 - 2.50%     -2.94% to   -1.73%

                                                       ProFund VP Asia 30
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,982    $11.04280 to  $18.55842 $ 42,945   0.64%      0.65 - 2.50%    -52.06% to  -51.14%
December 31, 2007     7,319    $21.64038 to  $38.08052 $229,468   0.07%      0.65 - 2.75%     43.66% to   46.78%
December 31, 2006     8,239    $15.06343 to  $26.01023 $172,274   0.41%      0.65 - 2.75%     35.47% to   38.39%
December 31, 2005     4,504    $11.77381 to  $14.99956 $ 68,490   0.30%      0.65 - 2.50%     16.53% to   18.73%
December 31, 2004     3,205    $12.63287 to  $10.10342 $ 40,955   0.29%      0.65 - 2.50%     -1.19% to    1.03%

                                                        ProFund VP Banks
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,538    $ 4.64022 to  $ 6.18259 $ 17,950   1.62%      0.65 - 2.50%    -48.25% to  -47.26%
December 31, 2007       978    $ 8.96638 to  $11.75272 $  9,868   3.33%      0.65 - 2.50%    -29.10% to  -27.75%
December 31, 2006       961    $12.64709 to  $16.30793 $ 13,291   0.82%      0.65 - 2.50%     12.53% to   14.66%
December 31, 2005       975    $11.23895 to  $12.20988 $ 11,872   2.58%      0.65 - 2.50%     -2.63% to   -0.79%
December 31, 2004     1,047    $11.54299 to  $12.30741 $ 13,102   0.45%      0.65 - 2.50%     11.04% to   15.43%

                                                         ProFund VP Bear
                   -------------------------------------------------------------------------------------------
December 31, 2008     5,261    $ 7.60268 to  $11.65146 $ 48,699   2.01%      0.65 - 2.50%     36.43% to   39.01%
December 31, 2007     4,417    $ 5.56702 to  $ 8.38154 $ 29,521   4.17%      0.65 - 2.50%     -1.93% to   -0.06%
December 31, 2006     4,205    $ 5.67078 to  $ 8.38655 $ 28,388   1.80%      0.65 - 2.50%     -9.81% to   -8.10%
December 31, 2005     6,309    $ 7.81248 to  $ 9.12581 $ 48,454   0.00%      0.65 - 2.50%     -3.82% to   -2.00%
December 31, 2004     3,448    $ 8.12302 to  $ 9.31230 $ 28,157   0.00%      0.65 - 2.50%    -12.53% to  -10.87%

                                                    ProFund VP Biotechnology
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,205    $ 8.36476 to  $16.51663 $ 22,229   0.00%      0.65 - 1.90%     -0.09% to    1.18%
December 31, 2007     1,763    $ 8.32997 to  $16.36489 $ 16,586   0.00%      0.65 - 1.90%     -3.04% to   -1.80%
December 31, 2006     1,291    $ 8.54742 to  $16.70677 $ 12,290   0.00%      0.65 - 1.90%     -5.91% to   -4.72%
December 31, 2005     2,503    $ 9.38369 to  $17.03129 $ 25,003   0.00%      0.65 - 1.90%     16.98% to   18.47%
December 31, 2004     2,930    $ 7.92074 to  $14.55869 $ 24,751   0.00%      0.65 - 1.90%      7.64% to    9.01%

                                                   ProFund VP Basic Materials
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,384    $ 8.33841 to  $10.68164 $ 20,621   0.25%      0.65 - 2.50%    -52.64% to  -51.74%
December 31, 2007     6,010    $13.55624 to  $22.18935 $111,824   0.42%      0.65 - 2.75%     27.10% to   29.86%
December 31, 2006     2,131    $13.57865 to  $17.13093 $ 30,609   0.27%      0.65 - 2.50%     12.60% to   14.73%
December 31, 2005     2,619    $12.38177 to  $12.40714 $ 34,114   0.06%      0.65 - 2.50%     -0.11% to    1.77%
December 31, 2004     2,088    $12.19078 to  $12.39593 $ 25,614   0.29%      0.65 - 2.50%      9.51% to   23.96%

                                      A74

                                  At year ended                                 For year ended
                   -------------------------------------------  -----------------------------------------------
                      Units                              Net    Investment
                   Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                      ProFund VP UltraBull
                   -------------------------------------------------------------------------------------------
December 31, 2008    11,726    $ 3.21703 to  $ 6.78269 $ 48,791   1.50%      0.65 - 1.90%    -68.02% to  -67.61%
December 31, 2007     4,135    $10.00785 to  $20.99317 $ 49,950   0.53%      0.65 - 1.90%     -1.07% to    0.20%
December 31, 2006     4,655    $10.06481 to  $21.00543 $ 53,893   0.33%      0.65 - 1.90%     20.73% to   22.26%
December 31, 2005     4,472    $ 8.61103 to  $16.68766 $ 41,431   0.13%      0.65 - 1.90%      0.66% to    1.94%
December 31, 2004     8,988    $ 8.44700 to  $16.57769 $ 83,929   0.00%      0.65 - 1.90%     14.95% to   16.41%

                                                         ProFund VP Bull
                   -------------------------------------------------------------------------------------------
December 31, 2008     6,812    $ 7.42681 to  $ 9.52283 $ 52,900   0.00%      0.65 - 2.50%    -39.23% to  -38.07%
December 31, 2007    10,229    $12.11519 to  $15.41660 $128,911   0.50%      0.65 - 2.50%      0.95% to    2.87%
December 31, 2006    18,245    $11.89713 to  $15.02392 $227,054   0.23%      0.65 - 2.50%     10.82% to   12.92%
December 31, 2005    20,272    $11.04492 to  $11.23459 $222,568   0.26%      0.65 - 2.50%      0.18% to    2.07%
December 31, 2004    26,232    $10.82090 to  $11.21483 $284,797   0.00%      0.65 - 2.50%      8.12% to   12.15%

                                                  ProFund VP Consumer Services
                   -------------------------------------------------------------------------------------------
December 31, 2008       817    $ 6.01368 to  $ 8.15142 $  5,052   0.00%      0.65 - 2.50%    -33.10% to  -31.83%
December 31, 2007       240    $ 8.91144 to  $11.98752 $  2,447   0.00%      0.65 - 2.50%    -10.55% to   -8.85%
December 31, 2006       602    $ 9.87614 to  $13.18401 $  6,499   0.00%      0.65 - 2.50%      9.21% to   11.27%
December 31, 2005       349    $ 9.30453 to  $ 9.90834 $  3,521   0.00%      0.65 - 2.50%     -7.04% to   -5.29%
December 31, 2004     1,192    $ 9.82392 to  $10.65926 $ 11,879   0.00%      0.65 - 2.50%      6.59% to    6.90%

                                                    ProFund VP Consumer Goods
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,000    $ 8.57802 to  $10.75388 $  8,804   1.14%      0.65 - 2.50%    -28.55% to  -27.19%
December 31, 2007     2,349    $11.90105 to  $14.80676 $ 30,124   0.81%      0.65 - 2.50%      4.89% to    6.89%
December 31, 2006     1,570    $11.24740 to  $13.88705 $ 18,574   0.10%      0.65 - 2.50%      9.81% to   11.89%
December 31, 2005       630    $10.53789 to  $11.03962 $  6,913   0.34%      0.65 - 2.50%     -2.85% to   -1.01%
December 31, 2004       921    $10.64584 to  $12.20066 $  9,972   0.03%      0.65 - 2.40%      8.54% to   14.30%

                                                      ProFund VP Oil & Gas
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,492    $14.44920 to  $20.07614 $ 55,622   0.00%      0.65 - 2.50%    -38.53% to  -37.36%
December 31, 2007     7,071    $16.54018 to  $32.13077 $188,298   0.00%      0.65 - 2.75%     28.81% to   31.61%
December 31, 2006     7,128    $12.84063 to  $24.47578 $143,520   0.00%      0.65 - 2.75%     17.32% to   19.84%
December 31, 2005     8,943    $15.53164 to  $17.61397 $148,186   0.00%      0.65 - 2.50%     28.04% to   30.46%
December 31, 2004     6,640    $11.90553 to  $13.75686 $ 85,038   0.00%      0.65 - 2.50%     28.51% to   37.57%

                                                      ProFund VP Europe 30
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,290    $ 6.12200 to  $11.88516 $ 18,076   1.83%      0.65 - 2.50%    -45.41% to  -44.37%
December 31, 2007     5,888    $11.07157 to  $21.41832 $ 92,832   1.86%      0.65 - 2.50%     11.70% to   13.83%
December 31, 2006     9,521    $ 9.78576 to  $18.86370 $126,117   0.39%      0.65 - 2.50%     14.58% to   16.74%
December 31, 2005     7,481    $ 9.92756 to  $13.01970 $ 81,339   0.14%      0.65 - 2.50%      5.40% to    7.39%
December 31, 2004    10,431    $ 9.24454 to  $12.35313 $102,514   0.14%      0.65 - 2.50%     13.58% to   23.53%

                                                      ProFund VP Financials
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,061    $ 4.93780 to  $ 6.48378 $ 16,869   1.36%      0.65 - 2.50%    -51.78% to  -50.86%
December 31, 2007     1,779    $10.12613 to  $13.22887 $ 20,400   0.97%      0.65 - 2.50%    -21.15% to  -19.64%
December 31, 2006     3,163    $12.12850 to  $16.50435 $ 44,681   0.50%      0.65 - 2.50%     14.42% to   16.59%
December 31, 2005     2,568    $11.38546 to  $11.39228 $ 31,419   0.72%      0.65 - 2.50%      1.39% to    3.31%
December 31, 2004     2,337    $11.02715 to  $13.33338 $ 27,138   0.28%      0.65 - 2.40%      7.38% to    9.62%

                                                 ProFund VP U.S. Government Plus
                   -------------------------------------------------------------------------------------------
December 31, 2008     5,491    $15.35403 to  $20.24014 $102,443   1.74%      0.65 - 2.65%     45.77% to   48.76%
December 31, 2007     7,087    $10.53295 to  $13.60595 $ 87,800   3.52%      0.65 - 2.65%      7.19% to    9.40%
December 31, 2006     2,704    $ 9.82620 to  $12.43644 $ 31,415   3.44%      0.65 - 2.65%     -7.07% to   -5.17%
December 31, 2005     7,185    $11.44316 to  $13.11433 $ 89,133   2.31%      0.65 - 2.50%      6.29% to    8.31%
December 31, 2004     3,732    $10.23058 to  $12.10868 $ 43,240   0.86%      0.65 - 2.40%      5.28% to    7.48%

                                                     ProFund VP Health Care
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,730    $ 7.08869 to  $ 9.84534 $ 21,152   0.45%      0.65 - 2.50%    -26.19% to  -24.79%
December 31, 2007     5,321    $ 9.49653 to  $13.12280 $ 57,795   0.00%      0.65 - 2.50%      3.90% to    5.88%
December 31, 2006     6,343    $ 9.03730 to  $12.42496 $ 63,921   0.00%      0.65 - 2.50%      2.62% to    4.56%
December 31, 2005     5,511    $ 9.04054 to  $10.97896 $ 53,879   0.00%      0.65 - 2.50%      3.37% to    5.33%
December 31, 2004     4,053    $ 8.58298 to  $10.97696 $ 37,119   0.00%      0.65 - 2.40%     -0.10% to    1.70%

                                      A75

                                  At year ended                                 For year ended
                   -------------------------------------------  -----------------------------------------------
                      Units                              Net    Investment
                   Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  -------- ---------- ----------------- ------------------
                                        ACCESS VP High Yield Fund (available May 2, 2005)
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,961    $10.94080 to  $11.46149 $ 21,798    6.62%     0.65 - 1.90%     -6.46% to   -5.26%
December 31, 2007     2,274    $11.58477 to  $12.09846 $ 26,924    7.03%     0.65 - 2.25%      2.81% to    4.50%
December 31, 2006     2,746    $11.23960 to  $11.57769 $ 31,357    6.19%     0.65 - 2.40%      6.95% to    8.86%
December 31, 2005     3,308    $10.54502 to  $10.63499 $ 35,001    3.74%     0.65 - 1.90%      5.47% to    6.36%

                                                     ProFund VP Industrials
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,045    $ 7.93126 to  $10.69572 $  8,678    0.05%     0.65 - 2.50%    -41.98% to  -40.87%
December 31, 2007     1,594    $13.55087 to  $18.13551 $ 23,481    0.00%     0.65 - 2.50%      8.92% to   10.99%
December 31, 2006       738    $12.33357 to  $16.38084 $  9,581    0.00%     0.65 - 2.50%      8.87% to   10.93%
December 31, 2005       828    $11.65524 to  $12.02792 $ 10,102    0.00%     0.65 - 2.50%     -0.12% to    1.77%
December 31, 2004       808    $11.45243 to  $12.04227 $  9,459    0.00%     0.65 - 2.50%     12.48% to   20.42%

                                                       ProFund VP Internet
                   -------------------------------------------------------------------------------------------
December 31, 2008       208    $11.07782 to  $12.93669 $  2,322    0.00%     0.65 - 1.90%    -45.88% to  -45.19%
December 31, 2007       647    $20.41623 to  $23.66106 $ 13,299    0.62%     0.65 - 1.90%      8.08% to    9.47%
December 31, 2006       488    $18.84122 to  $21.66964 $  9,275    0.00%     0.65 - 1.90%     -0.56% to    0.70%
December 31, 2005     1,329    $19.61413 to  $20.90237 $ 25,339    0.00%     0.65 - 1.90%      5.40% to    6.74%
December 31, 2004     2,334    $18.37524 to  $19.83065 $ 41,983    0.00%     0.65 - 1.90%     18.95% to   20.47%

                                                        ProFund VP Japan
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,374    $ 7.47329 to  $11.05065 $ 10,845   12.46%     0.65 - 2.50%    -42.33% to  -41.23%
December 31, 2007     1,734    $12.84546 to  $18.85032 $ 24,755    4.66%     0.65 - 2.50%    -12.26% to  -10.58%
December 31, 2006     4,322    $14.47744 to  $21.13429 $ 67,827    0.79%     0.65 - 2.65%      7.89% to   10.10%
December 31, 2005     9,016    $13.81772 to  $14.27008 $129,124    0.00%     0.65 - 2.50%     38.25% to   40.86%
December 31, 2004     2,766    $ 9.80926 to  $13.25999 $ 27,662    0.00%     0.65 - 2.40%      4.68% to    6.86%

                                                   ProFund VP Precious Metals
                   -------------------------------------------------------------------------------------------
December 31, 2008     6,241    $10.53746 to  $15.45524 $ 81,177    2.85%     0.65 - 2.50%    -32.49% to  -31.21%
December 31, 2007     8,057    $14.94561 to  $22.52410 $155,610    3.56%     0.65 - 2.75%     19.07% to   21.66%
December 31, 2006     7,735    $12.55178 to  $18.56096 $124,745    0.69%     0.65 - 2.75%      4.42% to    6.67%
December 31, 2005     7,464    $12.49053 to  $15.17761 $113,120    0.00%     0.65 - 2.50%     23.15% to   25.48%
December 31, 2004     5,015    $10.14273 to  $12.09584 $ 60,442    0.00%     0.65 - 2.50%    -12.17% to  -10.50%

                                                    ProFund VP Mid-Cap Growth
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,369    $ 7.04708 to  $10.45994 $ 19,189    0.00%     0.65 - 2.75%    -40.50% to  -39.21%
December 31, 2007     4,690    $11.84301 to  $17.24942 $ 64,542    0.00%     0.65 - 2.75%      8.66% to   11.01%
December 31, 2006     5,246    $10.89955 to  $15.57741 $ 67,092    0.00%     0.65 - 2.75%      1.12% to    3.30%
December 31, 2005    12,852    $12.01395 to  $12.02225 $155,726    0.00%     0.65 - 2.50%      8.45% to   10.50%
December 31, 2004     6,821    $10.87246 to  $11.08578 $ 75,036    0.00%     0.65 - 2.50%     10.36% to   10.86%

                                                    ProFund VP Mid-Cap Value
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,052    $ 8.58307 to  $11.81078 $ 18,308    0.00%     0.65 - 2.50%    -37.89% to  -36.71%
December 31, 2007     4,473    $13.70000 to  $18.70876 $ 65,127    0.40%     0.65 - 2.50%     -1.57% to    0.31%
December 31, 2006     6,924    $13.79740 to  $18.69833 $104,430    0.02%     0.65 - 2.50%      9.50% to   11.57%
December 31, 2005     7,507    $12.91090 to  $12.96407 $ 99,111    0.00%     0.65 - 2.50%      6.13% to    8.14%
December 31, 2004    10,344    $11.98840 to  $12.16502 $125,392    0.00%     0.65 - 2.50%     15.21% to   21.65%

                                                   ProFund VP Pharmaceuticals
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,292    $ 6.59683 to  $ 7.92536 $  8,813    1.89%     0.65 - 2.50%    -21.52% to  -20.03%
December 31, 2007     1,426    $ 8.33325 to  $10.00645 $ 12,439    1.10%     0.65 - 2.50%     -0.25% to    1.65%
December 31, 2006     2,413    $ 8.28177 to  $ 9.93954 $ 21,075    0.37%     0.65 - 2.50%      9.38% to   11.45%
December 31, 2005     1,378    $ 7.79007 to  $ 8.82252 $ 10,783    0.29%     0.65 - 2.50%     -6.21% to   -4.44%
December 31, 2004     1,435    $ 8.15189 to  $ 8.78326 $ 11,802    0.00%     0.65 - 2.40%    -11.40% to   -9.81%

                                                     ProFund VP Real Estate
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,212    $ 7.85776 to  $11.71721 $ 12,620    0.00%     0.65 - 2.50%    -42.73% to  -41.64%
December 31, 2007     1,572    $13.72045 to  $20.07626 $ 28,411    0.91%     0.65 - 2.50%    -21.63% to  -20.14%
December 31, 2006     3,041    $14.53445 to  $25.13870 $ 69,717    0.57%     0.65 - 2.50%     29.19% to   31.63%
December 31, 2005     1,949    $13.55256 to  $19.09812 $ 34,432    2.04%     0.65 - 2.50%      4.09% to    6.06%
December 31, 2004     4,720    $13.02029 to  $18.00747 $ 79,438    1.89%     0.65 - 2.50%     26.37% to   30.20%

                                      A76

                                  At year ended                                 For year ended
                   -------------------------------------------  -----------------------------------------------
                      Units                              Net    Investment
                   Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  -------- ---------- ----------------- ------------------
                                               ProFund VP Rising Rates Opportunity
                   -------------------------------------------------------------------------------------------
December 31, 2008     4,730    $ 3.69802 to  $ 4.68636 $ 18,310   5.99%      0.65 - 2.50%    -39.53% to  -38.38%
December 31, 2007     5,407    $ 6.06214 to  $ 7.67436 $ 35,126   4.72%      0.65 - 2.50%     -7.58% to   -5.82%
December 31, 2006    10,313    $ 6.50235 to  $ 8.22730 $ 70,970   1.36%      0.65 - 2.50%      7.40% to    9.43%
December 31, 2005    11,309    $ 6.22921 to  $ 7.43736 $ 72,023   0.00%      0.65 - 2.50%    -10.19% to   -8.49%
December 31, 2004    16,152    $ 6.80694 to  $ 8.28113 $112,263   0.00%      0.65 - 2.50%    -17.19% to  -11.47%

                                                      ProFund VP NASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,874    $ 3.64996 to  $10.10445 $ 19,350   0.00%      0.65 - 2.50%    -43.92% to  -42.86%
December 31, 2007     8,873    $ 6.43605 to  $17.72715 $ 94,213   0.00%      0.65 - 2.50%     14.67% to   16.86%
December 31, 2006     7,600    $ 5.54980 to  $15.20854 $ 67,277   0.00%      0.65 - 2.50%      2.83% to    4.78%
December 31, 2005    11,466    $ 5.54081 to  $10.62917 $ 89,367   0.00%      0.65 - 2.50%     -2.32% to   -0.47%
December 31, 2004    20,721    $ 5.56695 to  $10.88139 $156,073   0.00%      0.65 - 2.50%      7.82% to    8.81%

                                                    ProFund VP Semiconductor
                   -------------------------------------------------------------------------------------------
December 31, 2008       330    $ 3.63084 to  $ 6.15450 $  1,209   0.00%      0.65 - 1.90%    -50.75% to  -50.12%
December 31, 2007       707    $ 7.35362 to  $12.83893 $  5,296   0.00%      0.65 - 1.90%      5.03% to    6.38%
December 31, 2006       842    $ 6.98349 to  $12.09994 $  5,953   0.00%      0.65 - 1.90%     -8.85% to   -7.69%
December 31, 2005     1,778    $ 7.93141 to  $12.73195 $ 13,685   0.00%      0.65 - 1.90%      6.58% to    7.94%
December 31, 2004     1,507    $ 7.34818 to  $11.94555 $ 10,853   0.00%      0.65 - 1.90%    -25.00% to  -24.04%

                                                   ProFund VP Small-Cap Growth
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,498    $ 7.20263 to  $12.12382 $ 23,413   0.00%      0.65 - 2.75%    -35.85% to  -34.46%
December 31, 2007     2,403    $11.22750 to  $18.54517 $ 36,925   0.00%      0.65 - 2.75%      1.18% to    3.38%
December 31, 2006     5,415    $11.09652 to  $17.98465 $ 79,247   0.00%      0.65 - 2.75%      5.67% to    7.95%
December 31, 2005    13,797    $12.77991 to  $13.14465 $184,753   0.00%      0.65 - 2.50%      4.86% to    6.84%
December 31, 2004    16,741    $12.18762 to  $12.30294 $208,744   0.00%      0.65 - 2.50%     19.02% to   21.88%

                                     ProFund VP Short Mid-Cap (available November 22, 2004)
                   -------------------------------------------------------------------------------------------
December 31, 2008       332    $10.03297 to  $10.56935 $  3,403   2.18%      0.65 - 1.90%     29.33% to   30.97%
December 31, 2007       183    $ 7.75791 to  $ 8.06997 $  1,437   5.33%      0.65 - 1.90%     -4.71% to   -3.49%
December 31, 2006       617    $ 8.14103 to  $ 8.36143 $  5,104   0.68%      0.65 - 1.90%     -5.46% to   -4.26%
December 31, 2005       472    $ 8.61142 to  $ 8.73367 $  4,080   0.00%      0.65 - 1.90%    -11.18% to  -10.05%
December 31, 2004        53    $ 9.69807 to  $ 9.70092 $    515   0.00%      1.00 - 1.65%     -0.35% to   -0.34%

                                                   ProFund VP Short NASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,617    $ 6.54522 to  $10.15367 $ 11,639   3.95%      0.65 - 2.50%     44.46% to   47.20%
December 31, 2007     2,314    $ 4.52611 to  $ 6.96446 $ 11,446   6.82%      0.65 - 2.50%    -13.78% to  -12.13%
December 31, 2006     4,161    $ 5.24385 to  $ 8.00285 $ 23,704   0.86%      0.65 - 2.50%     -3.83% to   -2.01%
December 31, 2005     5,301    $ 6.10193 to  $ 8.07924 $ 31,249   0.00%      0.65 - 2.50%     -1.70% to    0.16%
December 31, 2004     2,547    $ 5.53538 to  $ 6.09211 $ 15,078   0.00%      0.65 - 2.40%    -13.25% to  -11.69%

                                    ProFund VP Short Small-Cap (available November 22, 2004)
                   -------------------------------------------------------------------------------------------
December 31, 2008       495    $ 9.81160 to  $10.33629 $  4,953   5.17%      0.65 - 1.90%     21.73% to   23.27%
December 31, 2007     1,563    $ 8.06040 to  $ 8.38481 $ 12,742   3.07%      0.65 - 1.90%      2.54% to    3.85%
December 31, 2006     1,564    $ 7.86107 to  $ 8.07403 $ 12,448   0.90%      0.65 - 1.90%    -13.46% to  -12.36%
December 31, 2005       726    $ 9.08360 to  $ 9.21260 $  6,654   0.00%      0.65 - 1.90%     -4.76% to   -3.55%
December 31, 2004       268    $ 9.54341 to  $ 9.54061 $  2,559   0.00%      1.00 - 1.65%     -0.53% to   -0.52%

                                                   ProFund VP Small-Cap Value
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,883    $ 7.16486 to  $12.22696 $ 16,517   0.00%      0.65 - 2.75%    -32.59% to  -31.13%
December 31, 2007     2,208    $10.62939 to  $17.79955 $ 30,154   0.00%      0.65 - 2.75%     -9.79% to   -7.83%
December 31, 2006     6,878    $11.78269 to  $19.36027 $100,515   0.00%      0.65 - 2.75%     14.21% to   16.67%
December 31, 2005     4,740    $11.77792 to  $12.66318 $ 61,212   0.00%      0.65 - 2.50%      1.40% to    3.32%
December 31, 2004    14,281    $11.39922 to  $12.48776 $175,602   0.00%      0.65 - 2.50%     19.34% to   24.88%

                                                      ProFund VP Technology
                   -------------------------------------------------------------------------------------------
December 31, 2008       994    $ 3.21528 to  $ 8.59101 $  3,966   0.00%      0.65 - 1.90%    -45.41% to  -44.72%
December 31, 2007     3,423    $ 5.86031 to  $16.16945 $ 27,215   0.00%      0.65 - 1.90%     12.23% to   13.66%
December 31, 2006     2,301    $ 5.19529 to  $14.26170 $ 14,524   0.00%      0.65 - 1.90%      6.02% to    7.37%
December 31, 2005     2,697    $ 5.06142 to  $12.90161 $ 15,241   0.60%      0.65 - 1.90%     -0.69% to    0.57%
December 31, 2004     3,442    $ 5.03294 to  $12.99168 $ 19,542   0.00%      0.65 - 1.90%     -2.33% to   -1.08%

                                      A77

                                  At year ended                                 For year ended
                   -------------------------------------------  -----------------------------------------------
                      Units                              Net    Investment
                   Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                  ProFund VP Telecommunications
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,329    $ 4.21647 to  $10.55780 $ 13,153   5.78%      0.65 - 2.50%    -36.06% to  -34.85%
December 31, 2007     3,378    $ 6.52098 to  $16.36117 $ 35,538   0.73%      0.65 - 2.75%      5.40% to    7.69%
December 31, 2006     5,123    $ 6.10191 to  $15.34089 $ 44,101   0.69%      0.65 - 2.50%     30.94% to   33.41%
December 31, 2005     1,289    $ 4.78437 to  $11.37557 $  8,800   2.21%      0.65 - 2.50%     -8.97% to   -7.25%
December 31, 2004     2,863    $ 5.15817 to  $12.49641 $ 17,888   1.22%      0.65 - 2.50%     14.81% to   24.96%

                                                     ProFund VP UltraMid-Cap
                   -------------------------------------------------------------------------------------------
December 31, 2008     4,156    $ 5.04475 to  $ 9.13338 $ 22,755   1.09%      0.65 - 2.50%    -68.29% to  -67.69%
December 31, 2007     3,252    $15.77244 to  $28.33786 $ 64,812   0.27%      0.65 - 2.50%      3.30% to    5.28%
December 31, 2006     4,460    $15.13524 to  $26.98605 $ 78,717   0.00%      0.65 - 2.50%      7.88% to    9.92%
December 31, 2005     5,482    $14.43434 to  $15.87782 $ 87,663   0.00%      0.65 - 2.50%     14.96% to   17.13%
December 31, 2004     6,891    $12.32354 to  $13.81214 $ 88,422   0.00%      0.65 - 2.50%     26.87% to   38.12%

                                                   ProFund VP UltraNASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2008    26,435    $ 0.29163 to  $ 6.74463 $ 18,670   0.00%      0.65 - 1.90%    -73.27% to  -72.92%
December 31, 2007    39,702    $ 1.08370 to  $24.97224 $ 94,290   0.00%      0.65 - 1.90%     26.03% to   27.64%
December 31, 2006    40,480    $ 0.85424 to  $19.61369 $ 64,705   0.00%      0.65 - 1.90%      2.89% to    4.19%
December 31, 2005    55,242    $ 1.30702 to  $18.28341 $ 96,201   0.00%      0.65 - 1.90%     -5.58% to   -4.38%
December 31, 2004    80,485    $ 1.36684 to  $19.36302 $146,750   0.00%      0.65 - 1.90%     11.93% to   13.36%

                                                    ProFund VP UltraSmall-Cap
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,980    $ 4.19697 to  $ 9.08724 $ 19,692   1.40%      0.65 - 1.90%    -66.83% to  -66.41%
December 31, 2007     1,630    $12.58880 to  $27.11850 $ 22,492   1.00%      0.65 - 1.90%    -14.84% to  -13.75%
December 31, 2006     3,418    $14.70667 to  $31.51979 $ 56,994   0.03%      0.65 - 1.90%     23.61% to   25.19%
December 31, 2005     3,107    $12.40722 to  $24.45672 $ 39,714   0.00%      0.65 - 1.90%     -2.10% to   -0.86%
December 31, 2004    12,861    $12.51485 to  $24.98207 $173,324   0.00%      0.65 - 1.90%     28.58% to   30.22%

                                                      ProFund VP Utilities
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,027    $ 8.89627 to  $15.99426 $ 32,251   1.91%      0.65 - 2.50%    -32.43% to  -31.15%
December 31, 2007    10,701    $13.01933 to  $23.28866 $183,429   1.08%      0.65 - 2.75%     12.60% to   15.04%
December 31, 2006     7,381    $11.40328 to  $20.29430 $103,910   1.78%      0.65 - 2.50%     16.25% to   18.45%
December 31, 2005     6,383    $10.07028 to  $13.74600 $ 75,840   0.68%      0.65 - 2.50%     10.24% to   12.33%
December 31, 2004     5,238    $ 8.96510 to  $12.46874 $ 51,953   1.01%      0.65 - 2.50%     20.29% to   24.69%

                                    ProFund VP Large-Cap Growth (available November 22, 2004)
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,080    $ 7.11080 to  $ 7.68284 $ 22,796   0.00%      0.65 - 2.50%    -37.13% to  -35.94%
December 31, 2007     6,418    $11.31071 to  $11.99261 $ 74,681   0.00%      0.65 - 2.50%      4.27% to    6.26%
December 31, 2006     6,836    $10.84734 to  $11.28595 $ 75,650   0.00%      0.65 - 2.50%      6.34% to    8.35%
December 31, 2005     8,052    $10.20039 to  $10.41581 $ 83,058   0.00%      0.65 - 2.50%     -1.58% to    0.28%
December 31, 2004       337    $10.36577 to  $10.38693 $  3,498   0.00%      0.65 - 2.40%      0.42% to    0.44%

                                    ProFund VP Large-Cap Value (available November 22, 2004)
                   -------------------------------------------------------------------------------------------
December 31, 2008     4,442    $ 6.82238 to  $ 7.37137 $ 31,631   2.09%      0.65 - 2.50%    -41.95% to  -40.85%
December 31, 2007     5,754    $11.48634 to  $12.46217 $ 69,711   0.50%      0.65 - 2.75%     -2.62% to   -0.51%
December 31, 2006    12,386    $11.79581 to  $12.52595 $152,132   0.17%      0.65 - 2.75%     15.41% to   17.90%
December 31, 2005     7,437    $10.40456 to  $10.62437 $ 78,232   0.00%      0.65 - 2.50%      0.46% to    2.36%
December 31, 2004       440    $10.37933 to  $10.35694 $  4,561   0.00%      0.65 - 2.40%      0.41% to    0.44%

                                                          Rydex VT Nova
                   -------------------------------------------------------------------------------------------
December 31, 2008       525    $ 3.39843 to  $ 7.90563 $  1,791   0.33%      0.65 - 1.65%    -55.23% to  -54.77%
December 31, 2007       670    $ 7.57123 to  $17.65749 $  5,109   1.17%      0.65 - 1.65%     -0.55% to    0.47%
December 31, 2006       950    $ 7.59388 to  $17.75553 $  7,255   1.18%      0.65 - 1.65%     17.31% to   18.50%
December 31, 2005     1,194    $ 6.79147 to  $15.13531 $  7,743   0.31%      0.65 - 1.65%      2.26% to    3.29%
December 31, 2004     1,584    $ 6.57506 to  $14.80144 $ 10,006   0.05%      0.65 - 1.65%     13.87% to  165.58%

                                                       Rydex VT NASDAQ-100
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,078    $ 2.92280 to  $ 9.85794 $  8,918   0.15%      0.65 - 1.65%    -42.87% to  -42.29%
December 31, 2007     2,687    $ 5.09569 to  $17.25647 $ 20,181   0.07%      0.65 - 1.65%     15.87% to   17.05%
December 31, 2006     3,717    $ 4.37993 to  $14.89301 $ 24,011   0.00%      0.65 - 1.65%      4.03% to    5.09%
December 31, 2005     4,874    $ 6.49742 to  $14.31564 $ 30,222   0.00%      0.65 - 1.65%     -0.55% to    0.46%
December 31, 2004     6,736    $ 6.46788 to  $14.39508 $ 41,864   0.00%      0.65 - 1.65%      7.54% to    8.63%

                                      A78

                                  At year ended                                 For year ended
                   -------------------------------------------  -----------------------------------------------
                      Units                              Net    Investment
                   Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                Rydex VT Inverse S&P 500 Strategy
                   -------------------------------------------------------------------------------------------
December 31, 2008        35    $ 8.10781 to  $12.19613 $    414   0.59%      1.00 - 1.65%     36.95% to   37.85%
December 31, 2007        56    $ 8.54195 to  $ 8.84708 $    480   4.26%      1.00 - 1.40%     -0.59% to   -0.18%
December 31, 2006        86    $ 5.97071 to  $ 8.86347 $    736   6.26%      1.00 - 1.65%     -9.03% to   -8.43%
December 31, 2005       125    $ 6.56305 to  $ 9.67905 $  1,181   0.00%      1.00 - 1.65%     -2.40% to   -1.76%
December 31, 2004       149    $ 9.62902 to  $ 9.85245 $  1,435   0.00%      1.00 - 1.40%    -11.47% to  -11.11%

                                                     AIM V.I. Dynamics Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,560    $ 4.95742 to  $10.76542 $ 17,328   0.00%      0.65 - 2.75%    -49.51% to  -48.42%
December 31, 2007     4,321    $ 9.66892 to  $20.92249 $ 61,007   0.00%      0.65 - 2.75%      9.08% to   11.45%
December 31, 2006     5,239    $ 8.72831 to  $18.82001 $ 66,084   0.00%      0.65 - 2.75%     12.93% to   15.36%
December 31, 2005     5,600    $10.48172 to  $12.55791 $ 60,680   0.00%      0.65 - 2.50%      7.96% to   10.00%
December 31, 2004     7,133    $ 9.52867 to  $11.63192 $ 70,632   0.00%      0.65 - 2.50%     12.60% to   16.32%

                                                AIM V.I. Financial Services Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008     2,370    $ 3.61742 to  $ 5.65022 $ 11,756   2.27%      0.65 - 2.60%    -60.50% to  -59.71%
December 31, 2007     3,135    $ 9.11943 to  $14.02284 $ 39,355   1.50%      0.65 - 2.75%    -24.37% to  -22.72%
December 31, 2006     4,623    $12.14731 to  $18.14659 $ 75,553   1.59%      0.65 - 2.50%     13.54% to   15.69%
December 31, 2005     5,702    $11.44169 to  $15.68589 $ 81,547   1.50%      0.65 - 2.50%      3.27% to    5.22%
December 31, 2004     6,188    $11.07969 to  $14.90782 $ 86,730   0.66%      0.65 - 2.50%      7.97% to   10.80%

                                                AIM V.I. Global Health Care Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008     3,967    $ 8.60158 to  $11.53093 $ 41,085   0.00%      0.65 - 2.60%    -30.48% to  -29.08%
December 31, 2007     6,151    $12.88139 to  $16.25993 $ 90,893   0.00%      0.65 - 2.50%      9.04% to   11.12%
December 31, 2006     7,589    $11.41050 to  $14.63226 $102,317   0.00%      0.65 - 2.50%      2.61% to    4.55%
December 31, 2005     8,909    $11.99567 to  $13.99520 $116,595   0.00%      0.65 - 2.50%      5.45% to    7.45%
December 31, 2004     9,914    $11.37535 to  $13.02517 $122,422   0.00%      0.65 - 2.50%      6.87% to   13.75%

                                                    AIM V.I. Technology Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008     6,278    $ 2.12999 to  $ 8.78071 $ 21,443   0.00%      0.65 - 1.90%    -45.56% to  -37.36%
December 31, 2007     8,248    $ 3.88682 to  $16.06382 $ 51,563   0.00%      0.65 - 1.90%      5.65% to    7.00%
December 31, 2006    10,801    $ 3.65474 to  $15.14319 $ 62,386   0.00%      0.65 - 1.90%      8.39% to    9.76%
December 31, 2005    13,665    $ 5.45039 to  $13.73947 $ 72,366   0.00%      0.65 - 1.90%      0.24% to    1.51%
December 31, 2004    18,010    $ 5.36926 to  $13.70690 $ 94,451   0.00%      0.65 - 1.90%      2.64% to    3.95%

                                         Wells Fargo Advantage VT Asset Allocation Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,905    $ 9.16874 to  $19.19763 $ 36,415   2.38%      1.40 - 2.25%    -30.71% to  -30.11%
December 31, 2007     2,721    $13.19876 to  $27.46722 $ 73,917   2.17%      1.40 - 2.25%      5.16% to    6.08%
December 31, 2006     3,848    $12.51877 to  $25.89275 $ 98,746   2.26%      1.40 - 2.25%      9.62% to   10.57%
December 31, 2005     5,123    $11.53381 to  $23.41668 $119,014   2.03%      1.40 - 2.25%      2.63% to    3.52%
December 31, 2004     6,331    $11.23801 to  $22.62013 $142,216   2.00%      1.40 - 2.25%      7.81% to   12.38%

                                           Wells Fargo Advantage VT Equity Income Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008     1,218    $ 7.83897 to  $14.12189 $ 10,691   1.81%      0.65 - 2.50%    -38.08% to  -36.91%
December 31, 2007     2,029    $12.51883 to  $22.38205 $ 28,699   1.45%      0.65 - 2.50%      0.25% to    2.16%
December 31, 2006     2,822    $11.65173 to  $21.90813 $ 38,998   1.58%      0.65 - 2.75%     15.30% to   17.78%
December 31, 2005     2,707    $11.92936 to  $18.60046 $ 31,523   1.45%      0.65 - 2.50%      2.75% to    4.69%
December 31, 2004     2,903    $11.61020 to  $17.76678 $ 31,951   1.64%      0.65 - 2.50%     10.36% to   16.10%

                                        Wells Fargo Advantage VT C&B Large Cap Value Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008       855    $ 6.85444 to  $10.19400 $  5,921   1.48%      0.65 - 2.25%    -36.48% to  -35.44%
December 31, 2007     1,163    $10.69777 to  $15.95050 $ 12,737   1.02%      0.65 - 2.25%     -3.41% to   -1.82%
December 31, 2006     1,592    $10.97931 to  $16.41205 $ 17,808   1.45%      0.65 - 2.75%     18.77% to   21.33%
December 31, 2005     1,934    $ 9.61029 to  $ 9.66390 $ 17,885   0.76%      0.65 - 2.25%      0.79% to    2.44%
December 31, 2004     2,343    $ 9.43398 to  $ 9.53473 $ 21,281   1.58%      0.65 - 2.25%      8.71% to   10.50%

                                        Wells Fargo Advantage VT Large Company Core Fund
                   -------------------------------------------------------------------------------------------
December 31, 2008       665    $ 7.11004 to  $11.86034 $  7,885   1.17%      1.40 - 2.00%    -40.69% to  -40.33%
December 31, 2007       823    $11.98836 to  $19.87608 $ 16,323   0.00%      1.40 - 2.00%      0.25% to    0.87%
December 31, 2006     1,079    $11.95836 to  $19.70500 $ 21,202   0.65%      1.40 - 2.00%     13.34% to   14.03%
December 31, 2005     1,406    $10.55130 to  $17.28105 $ 24,242   0.50%      1.40 - 2.00%     -4.19% to   -3.60%
December 31, 2004     1,873    $11.01271 to  $17.92732 $ 33,512   0.00%      1.40 - 2.00%      6.86% to   10.13%

                                      A79

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                         Wells Fargo Advantage VT International Core Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        154   $ 6.26371 to  $10.82731 $      971    1.97%     1.40 - 2.15%    -44.62% to  -44.20%
December 31, 2007        228   $11.22464 to  $19.45215 $    2,740    0.01%     1.25 - 2.15%     10.22% to   11.24%
December 31, 2006        240   $10.10604 to  $17.55826 $    2,666    1.60%     1.25 - 2.15%     18.22% to   19.30%
December 31, 2005        289   $ 8.48386 to  $14.54433 $    2,650    1.87%     1.40 - 2.15%      7.32% to    8.14%
December 31, 2004        327   $ 7.84507 to  $13.55206 $    2,802    0.22%     1.40 - 2.15%      6.66% to    8.09%

                                        Wells Fargo Advantage VT Large Company Growth Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        542   $ 5.53448 to  $ 7.84603 $    3,063    0.26%     1.40 - 2.00%    -40.21% to  -39.85%
December 31, 2007        892   $ 9.20072 to  $13.07668 $    8,644    0.00%     1.40 - 2.00%      5.45% to    6.10%
December 31, 2006      1,164   $ 8.67196 to  $12.35658 $   10,629    0.00%     1.40 - 2.00%      0.31% to    0.92%
December 31, 2005      1,456   $ 8.59302 to  $10.87742 $   13,023    0.18%     1.40 - 2.00%      3.59% to    4.23%
December 31, 2004      1,767   $ 8.24000 to  $10.50024 $   15,147    0.00%     1.40 - 2.00%      1.75% to    5.00%

                                            Wells Fargo Advantage VT Money Market Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008      1,601   $10.48191 to  $13.65378 $   21,704    2.29%     1.40 - 1.65%      0.59% to    0.85%
December 31, 2007      1,804   $10.28542 to  $13.53923 $   24,426    4.57%     1.40 - 1.90%      2.67% to    3.20%
December 31, 2006      1,927   $10.00952 to  $13.11955 $   25,268    4.25%     1.40 - 2.40%      1.84% to    2.88%
December 31, 2005      2,115   $ 9.86463 to  $12.75216 $   26,963    2.47%     1.40 - 1.65%      0.85% to    1.11%
December 31, 2004      2,746   $ 9.78121 to  $12.61236 $   34,621    0.68%     1.40 - 1.65%     -0.96% to   -0.70%

                                          Wells Fargo Advantage VT Small Cap Growth Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        228   $ 7.39012 to  $12.40296 $    1,700    0.00%     1.40 - 1.90%    -42.54% to  -42.24%
December 31, 2007        337   $12.79553 to  $21.52963 $    4,545    0.00%     1.40 - 1.90%     11.64% to   12.21%
December 31, 2006        442   $11.40341 to  $19.23621 $    5,303    0.00%     1.40 - 1.90%     20.43% to   21.04%
December 31, 2005        530   $ 9.42126 to  $15.80703 $    5,212    0.00%     1.40 - 1.90%      4.23% to    4.76%
December 31, 2004        636   $ 8.99000 to  $15.16544 $    5,946    0.00%     1.40 - 1.90%     11.28% to   12.17%

                                          Wells Fargo Advantage VT Total Return Bond Fund
                   ---------------------------------------------------------------------------------------------
December 31, 2008        565   $10.78418 to  $14.52591 $    8,185    4.78%     1.40 - 2.25%      0.07% to    0.94%
December 31, 2007        726   $10.77628 to  $14.39016 $   10,375    4.59%     1.40 - 2.25%      3.76% to    4.67%
December 31, 2006      1,003   $10.38538 to  $13.74805 $   13,714    4.27%     1.40 - 2.25%      1.40% to    2.28%
December 31, 2005      1,329   $10.24238 to  $13.44215 $   17,781    3.62%     1.40 - 2.25%     -0.44% to    0.43%
December 31, 2004      1,600   $10.28716 to  $13.38474 $   21,323    3.44%     1.40 - 2.25%      2.87% to    2.99%

                               AST First Trust Balanced Target Portfolio (available March 20, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     76,075   $ 7.00219 to  $ 7.48653 $  546,916    2.31%     0.65 - 3.00%    -36.46% to  -26.81%
December 31, 2007    102,271   $11.01941 to  $11.50219 $1,144,841    0.50%     0.65 - 3.00%      5.28% to    7.85%
December 31, 2006     43,588   $10.48756 to  $10.66517 $  459,438    0.00%     0.65 - 2.75%      4.90% to    6.66%

                         AST First Trust Capital Appreciation Target Portfolio (available March 20, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     93,603   $ 6.39444 to  $ 6.88895 $  618,387    1.26%     0.65 - 3.00%    -42.49% to  -35.86%
December 31, 2007    122,279   $11.20422 to  $11.69500 $1,390,643    0.30%     0.65 - 3.00%      8.06% to   10.69%
December 31, 2006     47,802   $10.38961 to  $10.56558 $  498,977    0.00%     0.65 - 2.75%      3.92% to    5.66%

                                   AST Advanced Strategies Portfolio (available March 20, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     91,625   $ 7.32986 to  $ 8.15235 $  717,306    1.95%     0.65 - 3.00%    -31.91% to  -26.68%
December 31, 2007    106,913   $11.19878 to  $11.68950 $1,216,236    0.48%     0.65 - 3.00%      6.20% to    8.79%
December 31, 2006     50,596   $10.55304 to  $10.74480 $  537,413    0.00%     0.65 - 2.90%      5.56% to    7.45%

                                       Columbia High Yield Fund, VS (available May 1, 2006)
                   ---------------------------------------------------------------------------------------------
December 31, 2008         31   $ 8.04841 to  $ 8.04841 $      249   10.47%     1.00 - 1.00%    -25.53% to  -25.53%
December 31, 2007         38   $10.80761 to  $10.80761 $      412    4.92%     1.00 - 1.00%      0.82% to    0.82%
December 31, 2006         43   $10.71961 to  $10.71961 $      463    2.48%     1.00 - 1.00%      7.01% to    7.01%

                              AST CLS Growth Asset Allocation Portfolio (available November 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2008      8,210   $ 7.04446 to  $ 7.41584 $   59,995    0.09%     0.65 - 3.00%    -37.16% to  -29.54%
December 31, 2007      1,178   $11.49050 to  $11.51218 $   13,543    0.00%     1.25 - 2.75%     14.93% to   15.13%

                             AST CLS Moderate Asset Allocation Portfolio (available November 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     16,369   $ 7.04244 to  $ 7.60651 $  116,814    0.06%     0.65 - 3.00%    -29.73% to  -23.92%
December 31, 2007        787   $10.02547 to  $10.04880 $    7,899    0.00%     0.90 - 2.75%      0.28% to    0.50%

                                      A80

                                   At year ended                                  For year ended
                   ---------------------------------------------  -----------------------------------------------
                      Units                               Net     Investment
                   Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                     (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                   ----------- ----------------------  ---------- ---------- ----------------- ------------------
                            AST Horizon Growth Asset Allocation Portfolio (available November 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2008      6,598   $ 6.85696 to  $ 7.50642 $   45,696   0.07%      0.65 - 2.85%    -32.61% to  -24.76%
December 31, 2007        484   $10.17498 to  $10.20179 $    4,932   0.00%      0.65 - 2.75%      1.77% to    2.02%

                           AST Horizon Moderate Asset Allocation Portfolio (available November 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     10,783   $ 7.48580 to  $ 7.94834 $   81,547   0.04%      0.65 - 2.85%    -26.28% to  -20.41%
December 31, 2007        278   $10.15504 to  $10.17230 $    2,828   0.00%      1.40 - 2.75%      1.57% to    1.73%

                        AST Niemann Capital Growth Asset Allocation Portfolio (available November 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2008      7,244   $ 7.06973 to  $ 7.83293 $   51,718   0.05%      0.65 - 2.85%    -29.20% to  -21.57%
December 31, 2007        502   $ 9.98557 to  $10.00448 $    5,016   0.00%      1.25 - 2.75%     -0.12% to    0.06%

                             AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     14,600   $ 9.18349 to  $ 9.40965 $  135,345   0.20%      0.65 - 2.85%     -8.14% to   -5.83%
December 31, 2007      3,195   $ 9.96574 to  $ 9.98760 $   31,861   0.00%      1.00 - 2.75%     -0.32% to   -0.12%

                                 AST Investment Grade Bond Portfolio (available January 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008    192,625   $10.68165 to  $10.91924 $2,067,379   0.00%      0.65 - 2.25%      6.84% to    9.24%

                                       AST Bond Portfolio 2015 (available January 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     19,145   $11.22229 to  $11.65126 $  216,007   0.00%      1.00 - 2.60%     12.25% to   16.06%

                                       AST Bond Portfolio 2018 (available January 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     11,195   $11.95507 to  $12.49226 $  134,558   0.00%      1.00 - 2.60%     19.58% to   24.18%

                                       AST Bond Portfolio 2019 (available January 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008      8,172   $12.02334 to  $12.56373 $   98,717   0.00%      1.00 - 2.60%     20.26% to   24.63%

                                    AST Global Real Estate Portfolio (available July 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008        237   $ 6.08218 to  $ 6.14182 $    1,451   0.00%      0.65 - 2.75%    -40.22% to  -39.64%

                            AST Parametric Emerging Markets Equity Portfolio (available July 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008        435   $ 5.54542 to  $ 5.59970 $    2,424   0.00%      0.65 - 2.75%    -45.10% to  -44.57%

                                      AST Focus Four Plus Portfolio (available July 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008      3,789   $ 7.43144 to  $ 7.50763 $   28,295   0.00%      0.65 - 2.85%    -25.67% to  -24.92%

                           Franklin Templeton VIP Founding Funds Allocation Fund (available May 1, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2008     16,970   $ 6.59289 to  $ 7.13081 $  112,595   4.20%      0.65 - 2.85%    -34.58% to  -28.85%

                                                Columbia Asset Allocation Fund, VS
                   ---------------------------------------------------------------------------------------------
December 31, 2008        564   $11.71637 to  $11.71637 $    6,605   3.43%      1.00 - 1.00%    -29.04% to  -29.04%
December 31, 2007        719   $16.51140 to  $16.51140 $   11,876   2.80%      1.00 - 1.00%      8.08% to    8.08%
December 31, 2006        861   $15.27753 to  $15.27753 $   13,157   2.52%      1.00 - 1.00%     10.67% to   10.67%
December 31, 2005      1,095   $13.80419 to  $13.80419 $   15,112   2.77%      1.00 - 1.00%      5.47% to    5.47%
December 31, 2004      1,615   $13.08886 to  $13.08886 $   21,141   2.52%      1.00 - 1.00%      8.83% to    8.83%

                                               Columbia Federal Securities Fund, VS
                   ---------------------------------------------------------------------------------------------
December 31, 2008        148   $12.21621 to  $12.21621 $    1,806   7.10%      1.00 - 1.00%      7.01% to    7.01%
December 31, 2007        178   $11.41611 to  $11.41611 $    2,037   6.47%      1.00 - 1.00%      5.12% to    5.12%
December 31, 2006        195   $10.86011 to  $10.86011 $    2,116   5.66%      1.00 - 1.00%      2.68% to    2.68%
December 31, 2005        325   $10.57645 to  $10.57645 $    3,436   6.05%      1.00 - 1.00%      1.56% to    1.56%
December 31, 2004        472   $10.41437 to  $10.41437 $    4,911   5.52%      1.00 - 1.00%      2.86% to    2.86%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                                      A81

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Note 8: Contract Charges/Features

        Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

        Insurance Charge--The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account.

        The following Insurance Charge levels apply to each Annuity product, as listed.

Insurance Charge Annuity Product Name
---------------- --------------------------------------------------------------------------------------------
     0.65%       Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit
                 SIX,
                 Optimum, Optimum Plus
     1.00%       AS Impact, Defined Investments Annuity, Galaxy III
     1.25%       ASAIA, ASVIA
     1.40%       PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex,
                 Stagecoach Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit
                 Stagecoach Extra Credit, Harvester XTra Credit, XTra Credit Premier
                 XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable Annuity,
                 Stagecoach VA+
     1.65%       Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
     2.25%       ASAIA w/ Guarantee

        Distribution Charge--The Distribution Charge is deducted by the Separate Account on four Prudential Annuities annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

Distribution Charge Annuity Product Name                                       Period Deducted
------------------- ---------------------------------------------------------- ---------------
       0.60%.......                                                            Annuity Years
                    ASAP III, Stagecoach ASAP III, Optimum                     1-8 only
       1.00%.......                                                            Annuity Years
                    XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus  1-10 only

        Annual Maintenance Fee--An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

                                      A82

        Transfer Fees--Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

        Contingent Deferred Sales Charges--Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

        Premium Taxes--Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

        Optional Benefit Charges--Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner.

        Currently, Prudential Annuities offers eight different optional benefits, as follows: Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five Income Benefit (LT5), Highest Anniversary Value Death Benefit (HAV), Enhanced Beneficiary Protection Death Benefit (EBP), Highest Daily Value Death Benefit (HDV) and Combination 5% Roll-Up and HAV Death Benefit (Combo 5%). Currently, the charge for GRO Plus, HAV and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, the charge for HDV and Combo 5% is 0.50% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. Certain Prudential Annuities annuity contracts may not be eligible to elect all or any optional benefits.

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Sub-accounts on a quarterly basis.

Note 9: Accumulation Unit Values

        Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

Asset-Based
Charge Level Description of When Applicable
------------ -------------------------------------------------------------------------------------------
    0.65%    Choice, Choice 2000 - No Optional Benefits.
             This asset-based charge level was formerly applicable to annuity contracts funded through
             Prudential Annuities Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).

                                      A83

Asset-Based
Charge Level Description of When Applicable
------------ ------------------------------------------------------------------------------------------------
    0.90%    Choice, Choice 2000 - One 0.25% Optional Benefit.
    1.00%    AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits.
             Choice 2000 - with GMWB, Advisors Choice Select 2000 with HD GRO,
             Advisors Choice Select 2000 with GRO Plus 2008
             This asset-based charge level was formerly applicable to annuity contracts funded through
             Prudential Annuities Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).
    1.15%    Choice - Two 0.25% Optional Benefits.
             Choice 2000 - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
    1.25%    ASAP III, Stagecoach ASAP III, Optimum - No Optional Benefits.
             AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit.
             Choice 2000 - with LT5; or with GMWB and either HAV or EBP.
             ASAIA, ASVIA, Advisors Choice Select 2000 with HD GRO and HAV,
             Advisors Choice Select 2000 with GRO Plus 2008 and HAV
             This asset-based charge level was formerly applicable to annuity contracts funded through
             Prudential Annuities Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).
    1.40%    PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
             Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit,
             Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier,
             AS Protector, Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits.
             Choice - Three 0.25% Optional Benefits.
             Choice 2000 - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
             This asset-based charge level was formerly applicable to annuity contracts funded through
             Prudential Annuities Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).
    1.50%    ASAP III, Stagecoach ASAP III, Optimum - One 0.25% Optional Benefit.
             AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits.
             Choice 2000 - with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or with
             LT5 and either HAV or EBP, AS Cornerstone with HD GRO,
             AS Cornerstone with GRO Plus 2008,
             Advisors Choice Select 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Advisors Choice Select 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
    1.60%    ASAP III, Stagecoach ASAP III, Optimum - with GMWB, AS Advisors Plan III with HD GRO
             AS Advisors Plan III with GRO Plus 2008
    1.65%    Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
             Stagecoach XTra Credit SIX, Optimum Plus - No Optional Benefits.
             ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
             ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
             XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
             Stagecoach Variable Annuity, Stagecoach VA+ - One 0.25% Optional Benefit.
             This asset-based charge level was formerly applicable to annuity contracts funded through
             Prudential Annuities Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).
    1.75%    ASAP III, Stagecoach ASAP III, Optimum - One 0.50% Optional Benefit; or Two 0.25% Optional
             Benefits.
             Defined Investments Annuity - Three 0.25% Optional Benefits.
             Choice 2000 - with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either
             Combo 5% or HDV, AS Cornerstone with HD GRO and HAV,
             AS Cornerstone with GRO Plus 2008 and HAV,
             Advisors Choice Select 2000 with HD GRO and Enhanced Beneficiary Protection and GMDB
             Annual Step Up or 5% Roll Up,
             Advisors Choice Select 2000 with GRO Plus 2008 and Enhanced Beneficiary Protection and
             GMDB Annual Step Up or 5% Roll Up
    1.85%    ASAP III, Stagecoach ASAP III, Optimum - with LT5; or with GMWB and either HAV or EBP.
             AS Advisors Plan III with HD GRO and HAV, AS Advisors Plan III with GRO Plus 2008 and HAV
    1.90%    ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
             Stagecoach XTra Credit SIX, Optimum Plus - One 0.25% Optional Benefit.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
             XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Two 0.25% Optional Benefits.
    2.00%    ASAP III, Stagecoach ASAP III, Optimum - with Combo 5% and GRO Plus; or with Three 0.25%
             Optional Benefits.
             ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with GMWB.
             Choice 2000 - with LT5, HDV and EBP.
             AS LifeVest II with HD GRO, AS LifeVest II with GRO Plus 2008, AS XTra Credit Six with HD GRO

                                      A84

Asset-Based
Charge Level Description of When Applicable
------------ ------------------------------------------------------------------------------------------------
             AS Xtra Credit Six with GRO Plus 2008, AS Apex II with HD GRO, AS Apex II with GRO Plus 2008
             AS Cornerstone with HD GRO and Enhanced Beneficiary Protection and HAV,
             AS Cornerstone with GRO Plus 2008 and Enhanced Beneficiary Protection and HAV
             AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with HD GRO and Enhanced Beneficiary Protection and HAV
    2.10%    ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HAV and EBP; or with GMWB and either
             Combo 5% or HDV; or with LT5 and either HAV or EBP.
             AS Advisors Plan III with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Advisors Plan III with HD GRO and HAV and Enhanced Beneficiary Protection
             AS Advisors Plan III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             AS Advisors Plan III with GRO Plus 2008 and HAV and Enhanced Beneficiary Protection
             AS XTra Credit Eight with HD GRO, AS XTra Credit Eight with GRO Plus 2008
    2.15%    ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
             XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Three 0.25% Optional
             Benefits.
    2.25%    ASAP II - with HAV, EBP and GMWB.
             ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
             Stagecoach XTra Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP.
             ASAIA w/ Guarantee*,
             AS Cornerstone with HD GRO and Enhanced Beneficiary Protection and GMDB Annual Step Up or
             5% Roll Up,
             AS Cornerstone with GRO Plus 2008 and Enhanced Beneficiary Protection and GMDB Annual
             Step Up or 5% Roll Up,
             AS LifeVest II with HD GRO and HAV, AS LifeVest II with GRO Plus 2008 and HAV, AS XTra
             Credit Six with HD GRO and HAV
             AS XTra Credit Six with GRO Plus 2008 and HAV, AS Apex II with HD GRO and HAV, AS Apex II with GRO Plus 2008 and HAV
             * This asset-based charge level was formerly applicable to annuity contracts funded through
             Prudential Annuities Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).
    2.35%    ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HDV and EBP; or with LT5, HAV and EBP;
             or with LT5 and either Combo 5% or HDV.
             AS Advisors Plan III with HD GRO , GMDB Annual Step Up or 5% Roll Up and Enhanced
             Beneficiary Protection,
             AS Advisors Plan III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up and Enhanced
             Beneficiary Protection,
             AS XTra Credit Eight with HD GRO and HAV, AS XTra Credit Eight with GRO Plus 2008 and HAV
    2.40%    ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
    2.50%    ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
             with LT5 and either HAV or EBP, AS LifeVest II with HD GRO and GMDB Annual Step Up or 5%
             Roll Up
             AS LifeVest II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             AS LifeVest II with HD GRO and Enhanced Beneficiary Protection and HAV
             AS LifeVest II with GRO Plus 2008 and Enhanced Beneficiary Protection and HAV
             AS XTra Credit Six with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS XTra Credit Six with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             AS XTra Credit Six with HD GRO and Enhanced Beneficiary Protection and HAV
             AS XTra Credit Six with GRO Plus 2008 and Enhanced Beneficiary Protection and HAV
             AS Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             AS Apex II with HD GRO and Enhanced Beneficiary Protection and HAV
             AS Apex II with GRO Plus 2008 and Enhanced Beneficiary Protection and HAV
    2.60%    ASAP III, Stagecoach ASAP III, Optimum - with LT5, HDV and EBP.
             AS XTra Credit Eight with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS XTra Credit Eight with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             AS XTra Credit Eight with HD GRO and Enhanced Beneficiary Protection and HAV
             AS XTra Credit Eight with GRO Plus 2008 and Enhanced Beneficiary Protection and HAV
    2.65%    AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six,

                                      A85

Asset-Based
Charge Level Description of When Applicable
------------ ------------------------------------------------------------------------------------------------
             AS Xtra Credit Six.
    2.75%    ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
             Combo 5% or HDV.
             AS LifeVest II with HD GRO and Enhanced Beneficiary Protection and GMDB Annual Step Up or
             5% Roll Up
             AS LifeVest II with GRO Plus 2008 and Enhanced Beneficiary Protection and GMDB Annual Step
             Up or 5% Roll Up
             AS XTra Credit Six with HD GRO and Enhanced Beneficiary Protection and GMDB Annual Step Up
             or 5% Roll Up
             AS XTra Credit Six with GRO Plus 2008 and Enhanced Beneficiary Protection and GMDB Annual
             Step Up or 5% Roll Up
             AS Apex II with HD GRO and Enhanced Beneficiary Protection and GMDB Annual Step Up or 5%
             Roll Up
             AS Apex II with GRO Plus 2008 and Enhanced Beneficiary Protection and GMDB Annual Step Up
             or 5% Roll Up
    2.85%    AS Xtra Credit 8 with LifeTime Five and HDV
             AS Xtra Credit 8 with LifeTime Five and GMDB Annual Step Up or 5% Roll Up
             AS Xtra Credit 8 with Highest Daily LifeTime Five and GMDB Annual Step Up or 5% Roll Up
             AS XTra Credit Eight with HD GRO and Enhanced Beneficiary Protection and GMDB Annual Step
             Up or 5% Roll Up
             AS XTra Credit Eight with GRO Plus 2008 and Enhanced Beneficiary Protection and GMDB Annual
             Step Up or 5% Roll Up
    3.00%    ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
             Optimum Plus - with LT5, HDV and EBP.

Note 10:Other

        Receivable from Prudential Annuities Life Assurance
        Corporation--Represents realized gains on sale of the portfolio shares in 2005 and subsequent changes in the value of those shares sold through the reporting period.

        Payable to former unitholders--Represents the amounts due to unitholders that withdrew or transferred out of the subaccounts prior to 2005, along with a corresponding charge to net transfers between other subaccounts of fixed rate option.

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Restatement Evergreen VA Diversified Income Builder Fund--The financial statements of the Evergreen VA Diversified Income Builder Fund (the "Fund") for the year ended December 31, 2007 were restated in the 2008 annual report.

        Everest Investment Management Company, the investment advisor of the Fund, has agreed to make certain reimbursement payments to shareholders, such as the Separate Account, who transacted in the Fund shares at inaccurate prices during the period of August 1, 2007 through June 9, 2008.

        There were no reimbursements made or receivables recorded by the separate account during or as of December 31, 2008.

                                      A86

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B and the Board of Directors of Prudential Annuities Life Assurance Corporation

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Prudential Annuities Life Assurance Corporation Variable Account B at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 9, 2009

                                      A87

ASXT-SIX

                                    PART C
                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits:

(a) (1) Financial Statements of the Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B (Registrant) consisting of the Statement of Net Assets as of December 31, 2008; the Statement of Operations for the period ended December 31, 2008; the Statement of Changes in New Assets for the periods ended December 31, 2008 and December 31, 2007, and Notes relating thereto appear in the Statement of Additional Information. (Part B of the Registration Statement).

(2) Financial Statements of Prudential Annuities Life Assurance Corporation (Depositor) consisting of the Statements of Financial Position as of December 31, 2008 and 2007; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2008, 2007 and 2006; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2) Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a) Revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement
No. 333-96577, filed April 21, 2006.

(b) Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(4) (a) Copy of the Form of Annuity via EDGAR with Pre-Effective Amendment No. 1 to this Registration Statement No. 333-71834, filed December 21, 2001.

(b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c) Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(d) Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(e) Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(f) Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(g) Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

(h) Copy of Rider for Lifetime Five Income Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-71835 filed November 16, 2004.

(i) Copy of Rider for Highest Daily Value Benefit is hereby incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement 333-71834 filed November 16, 2004.

(j) Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.

(k) Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.

(l) Copy of Form of rider for Guaranteed Return Option Plus 2008 filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(m) Copy of Form of rider for Highest Daily Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(n) Copy of rider for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007

(o)Form of rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(p) Form of rider for Highest Daily Lifetime Seven with Beneficiary Income Option filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(q) Highest Daily Lifetime 7 Plus Benefit Rider (RID-HD7 (2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(r) Highest Daily Lifetime 7 Plus Schedule Supplement (SCH-HD7(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(s) Highest Daily Lifetime Seven Benefit Schedule Supplement (SCH-HD7(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(t) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (RID-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(u) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (SCH-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(v) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (RID-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(w) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (SCH-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(x) Highest Daily Lifetime Seven with Beneficiary Income option Schedule supplement (SCH-HD7-DB(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(y) Highest Daily Lifetime Seven with Lifetime Income Accelerator Schedule supplement (SCH-HD7-LIA(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(z) Schedule supplement Highest Daily Lifetime Five Benefit (SCH-HDLT5(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(aa) Beneficiary Annuity Endorsement (END-BENE(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ab) Beneficiary IRA Endorsement (END-IRABEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ac) Beneficiary Roth IRA Endorsement (END-ROTHBEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(5) A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(6) (a) Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44203, filed March 14, 2008.

(b) Copy of the Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(7) Forms of Annuity Reinsurance Agreements between Depositor and:

(a) Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(b) The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(c) The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(d) Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(e) Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(f) Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(8) Forms of Agreements between Depositor and:

(a) Advanced Series Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b) First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(c) Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(d) INVESCO Variable Investment Funds, Inc filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(e) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(f) Wells Fargo Variable Trust filed via EDGAR with Initial Registration Statement No. 333-49478, filed November 7, 2000.

(g) Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(h) Revised Nationwide Variable Investment Trust filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(i) A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(j) ProFunds VP Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(k) Sample Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(l) Form of Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(m) Franklin Templeton Variable Insurance Products Trust filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(9) Opinion and Consent of Counsel Filed via EDGAR with Post-Effective Amendment No. 6 this Registration Statement on April 20, 2004

(10) Written Consent of Independent Registered Public Accounting Firm, FILED HEREWITH.

(11) Not applicable.

(12) Not applicable.

(13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(14) Not applicable

(99.1) (a) Powers of Attorney for James J. Avery, Director and Helen M. Galt, Director, filed with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(b) Power of Attorney for Bernard J. Jacob, Director filed with Initial Registration Statement No. 333-117052, filed July 1, 2004.

(c) Power of Attorney for Kenneth Y. Tanji, Director filed with Post-Effective Amendment No. 20 to Registration No. 333-96577 filed April 20, 2007.

(d) Power of Attorney for Stephen Pelletier, Chief Executive Officer, President, and Director, filed with Post-Effective Amendment No. 33 to Registration Statement No. 333-71834 filed October 31, 2008.

Item 25.Directors and Officers of the Depositor (engaged directly or indirectly in Registrant's variable annuity business):

 Name and Principal Business Address    Position and Offices with Depositor
 -----------------------------------    -------------------------------------
 June Amori                             Vice President
 One Corporate Drive,
 Shelton, Connecticut 06484-6208

 James J. Avery, Jr                     Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Robert E. Causey                       Vice President
 2 Gateway Center
 Newark, New Jersey 07102-5005

 Lisa V. Chow                           Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

 Timothy S. Cronin                      Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Donald M. Desiderato                   Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Thomas J. Diemer                       Vice President
 2 Gateway Center
 Newark, New Jersey 07102-5005

 John Doscher                           Vice President and Chief Compliance
 751 Broad Street                       Officer
 Newark, New Jersey 07102-3714

 Rebecca Dunne                          Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

Name and Principal Business Address      Position and Offices with Depositor
-----------------------------------      -------------------------------------
Joseph D. Emanuel                        Senior Vice President, Chief Legal
One Corporate Drive                      Officer and Corporate Secretary
Shelton, Connecticut 06484-6208

Bruce Ferris                             Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Noreen Fierro                            Vice President & Anti Money
751 Broad Street                         Laundering Officer
Newark, New Jersey 07102-3714

Helen M. Galt                            Director
213 Washington Street
Newark, New Jersey 07102-2992

George M. Gannon                         Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Brian Giantonio                          Vice President, Corporate Counsel
One Corporate Drive
Shelton, Connecticut 06484-6208

John Gies                                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Jacob Herschler                          Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Gary A. Hogard                           Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Suzanne Hurel                            Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Bernard J. Jacob                         Director and Treasurer
213 Washington Street
Newark, New Jersey 07102-2917

Name and Principal Business Address      Position and Offices with Depositor
-----------------------------------      -------------------------------------
Daniel O. Kane                           Senior Vice President, Chief Actuary
213 Washington Street
Newark, New Jersey 07102-2992

Patricia Kelley                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Helayne F. Klier                         Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Joseph LaTorre                           Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Lesley B. Mann                           Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Steven P. Marenakos                      Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Robert O'Donnell                         Senior Vice President
One Corporate Drive,
Shelton, Connecticut 06484-6208

Stephen Pelletier                        President, Chief Executive Officer
One Corporate Drive                      and Director
Shelton, Connecticut 06484-6208

Steven L. Putterman                      Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Polly Rae                                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Yvonne Rocco                             Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Mark Sieb                                Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Rick C. Singmaster                       Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Charles C. Sprague                       Vice President, Corporate Counsel
751 Broad Street
Newark, New Jersey 07102-3714

Karen M. Stier                           Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    ---------------------------------------
Karen Stockla                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kimberly Supersano                     Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kenneth Tanji                          Director, Executive Vice President and
213 Washington Street                  Chief Financial Officer
Newark, New Jersey 07102-2992

Eva M. Vitale                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Item 26.Persons Controlled by or Under Common Control with the Depositor or

Registrant: The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2009, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ASXT-SIX

Item 27.Number of Contract Owners: As of February 28, 2009 there were 132,465 owners of contracts.

Item 28.Indemnification: Under Section 33-320a of the Connecticut General

Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of Prudential Annuities Life Assurance Corporation ("PALAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of PALAC and PAD can also be indemnified pursuant to indemnity agreements between each director and officer and Prudential Annuities, Inc, a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of PALAC and PAD are covered under a directors and officers liability insurance policy. Such policy will reimburse PALAC or PAD, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of PALAC or PAD, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ASXT-SIX

Item 29.Principal Underwriters:

(a) Prudential Annuities Distributors, Inc. ("PAD"), a subsidiary of Prudential Annuities, Inc., serves as distributor and principal underwriter for flexible premium deferred annuities, single premium deferred annuities, modified single premium variable life insurance policies and flexible premium variable life insurance policies issued by Prudential Annuities Life Assurance Corporation. PAD also serves as distributor and principal underwriter for Advanced Series Trust and Strategic Partners Mutual Funds, Inc.

(b)Directors and officers of PAD

As of the date this Post-Effective Amendment was filed, the Directors and Officers of PAD are:

                                       POSITIONS AND OFFICES       POSITIONS AND OFFICES
NAME                                     WITH UNDERWRITER            WITH REGISTRANT
----                              -------------------------------- ---------------------

Timothy S. Cronin                 Senior Vice President                    None
1 Corporate Drive
Shelton, Connecticut 06484

Joseph P. Decresce                Vice President, Secretary and            None
1 Corporate Drive                 Chief Legal Officer
Shelton, Connecticut 06484

John T. Doscher                   Senior Vice President and Chief          None
751 Broad Street                  Compliance Officer
Newark, New Jersey 07102-3714

Bruce Ferris                      Executive Vice President and             None
One Corporate Drive               Director
Shelton, Connecticut 06484

George M. Gannon                  President, Chief Executive               None
2101 Welsh Road                   Officer, Director and Chief
Dresher, Pennsylvania 19025-5001  Operations Officer

Jacob M. Herschler                Senior Vice President and                None
One Corporate Drive               Director
Shelton, Connecticut 06484

Margaret R. Horn                  Chief Financial Officer                  None
213 Washington Street
Newark, New Jersey 07102-2917

Steven P. Marenakos               Senior Vice President and                None
One Corporate Drive               Director
Shelton, Connecticut 06484

Robert F. O'Donnell               Senior Vice President and                None
One Corporate Drive               Director
Shelton, Connecticut 06484

Yvonne Rocco                      Senior Vice President                    None
213 Washington Street
Newark, New Jersey 07102-2992

Rick C. Singmaster                Director                                 None
One Corporate Drive
Shelton, Connecticut 06484

Kenneth Y. Tanji                  Director                                 None
213 Washington Street
Newark, New Jersey 07102-2917

(c) Commissions received by PAD during last fiscal year with respect to annuities issued through the registrant Separate Account B.

                     Net Underwriting
Name of Principal     Discounts and   Compensation on  Brokerage
Underwriter            Commissions      Redemption    Commissions Compensation
-----------------    ---------------- --------------- ----------- ------------
Prudential
  Annuities
  Distributors, Inc.   $465,847,053        $ -0-         $ -0-       $ -0-

Item 30.Location of Accounts and Records: Accounts and records are maintained by PALAC at its principal office in Shelton, Connecticut, and its office in Fort Washington, Pennsylvania.

Item 31.Management Services: None

Item 32.Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) Prudential Annuities Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by Prudential Annuities Life Assurance Corporation.

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Shelton and the State of Connecticut on this 17th day of April 2009.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                                  Registrant

              By: Prudential Annuities Life Assurance Corporation

/s/C. Christopher Sprague
---------------------------
C. Christopher Sprague,
Vice President, Corporate Counsel

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   Depositor

/s/C. Christopher Sprague
---------------------------
C. Christopher Sprague,
Vice President, Corporate Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                            Title                        Date
---------                            -----                        -----

Stephen Pelletier*       (Principal Executive Officer)       April 17, 2009
-------------------         Chief Executive Officer
Stephen Pelletier                and President

Kenneth Y. Tanji*      (Principal Financial Officer and
-------------------      Principal Accounting Officer)
Kenneth Y. Tanji           Executive Vice President
                          and Chief Financial Officer

James Avery*                 (Board of Directors)
-------------------
James Avery

Stephen Pelletier*
-------------------
Stephen Pelletier

Kenneth Y. Tanji*
-------------------
Kenneth Y. Tanji

Helen Galt*
-------------------
Helen Galt

Bernard J. Jacob*
-------------------
Bernard J. Jacob

By:  /s/ C. Christopher Sprague
     --------------------------
     C. Christopher Sprague

* Executed by C. Christopher Sprague on behalf of those indicated pursuant to Power of Attorney.

                                    EXHIBITS


No. 10 Written Consent of Independent Registered Public Accounting Firm, FILED HEREWITH.